UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA		01111
(Address of principal executive offices)		(Zip code)
Eric Wietsma
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2009

Date of reporting period:	12/31/2009

Item 1. Reports to Stockholders.

MassMutual Select Funds

Annual Report

December 31, 2009

MassMutual FINANCIAL GROUP®

We'll help you get there®

Table of Contents

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Reports	6
Portfolio of Investments
MassMutual Select Strategic Bond Fund	86
MassMutual Select Strategic Balanced Fund	95
MassMutual Select Diversified Value Fund	105
MassMutual Select Fundamental Value Fund	107
MassMutual Select Value Equity Fund	109
MassMutual Select Large Cap Value Fund	111
MassMutual Select Indexed Equity Fund	113
MassMutual Select Core Opportunities Fund	119
MassMutual Select Blue Chip Growth Fund	121
MassMutual Select Large Cap Growth Fund	124
MassMutual Select Aggressive Growth Fund	126
MassMutual Select NASDAQ-100® Fund	128
MassMutual Select Focused Value Fund	130
MassMutual Select Mid-Cap Value Fund	131
MassMutual Select Small Cap Value Equity Fund	134
MassMutual Select Small Company Value Fund	136
MassMutual Select Mid Cap Growth Equity Fund	141
MassMutual Select Mid Cap Growth Equity II Fund	144
MassMutual Select Small Cap Growth Equity Fund	147
MassMutual Select Small Company Growth Fund	151
MassMutual Select Emerging Growth Fund	154
MassMutual Select Diversified International Fund	157
MassMutual Select Overseas Fund	160
MassMutual Select Destination Retirement Income Fund	164
MassMutual Select Destination Retirement 2010 Fund	165
MassMutual Select Destination Retirement 2020 Fund	166
MassMutual Select Destination Retirement 2030 Fund	167
MassMutual Select Destination Retirement 2040 Fund	168
MassMutual Select Destination Retirement 2050 Fund	169
Statements of Assets and Liabilities	170
Statements of Operations	186
Statements of Changes in Net Assets	194
Financial Highlights	210
Notes to Financial Statements	296
Report of Independent Registered Public Accounting Firm	364
Trustees and Officers (Unaudited)	366
Federal Tax Information (Unaudited)	370
Other Information (Unaudited)
Proxy Voting	371
Quarterly Reporting	371
Trustees' Approval of Investment Advisory Contracts	371
Fund Expenses	375

This material must be preceded or accompanied by a current prospectus for the MassMutual Select Funds. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Funds – President's Letter to Shareholders

 To Our Shareholders

Eric Wietsma

"The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy."

December 31, 2009

Continued market improvements buoy retirement investors' spirits

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended December 31, 2009. While deteriorating market conditions continued to challenge investors into the first quarter of 2009 after a difficult 2008, most of 2009 brought a resurgence to equity markets throughout the world and proved once again that market conditions are truly cyclical. The economic climate began to recover during this time frame, resulting in a similar uptick in investor sentiment — although significant progress on a number of fronts still needs to occur.

In MassMutual's view, this improving market environment underscores the importance for you to focus on a long-term investment strategy designed to suit your investment time horizon and your tolerance for risk. Now may be an excellent time to consult with your financial professional to assess your overall retirement plan. Together, you can determine if any adjustments should be made to your overall portfolio or your contribution levels to help you reach your long-term financial goals.

Time-tested suggestions for retirement investors

Regardless of current market conditions, when devising your retirement planning strategy, it may help you to keep the following in mind:

  Retirement investing is a long-term proposition. If you're like most retirement investors, you won't be looking to liquidate your retirement funds in 2010. Even if you do begin to withdraw money this year, the majority of your assets will likely remain invested for many years to come. It's important to keep in mind that you're in it for the long term, even if retirement is approaching. Whenever short-term changes in the markets give you pause, try to remember that markets can and do suffer downturns, but have tended to regain value over time.
  Continue to invest. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.*
  Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that often behave differently, depending upon the economic and market environment. These broad asset classes include an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). When determining the asset allocation for your retirement portfolio, remember that financial professionals often advise their clients to select a wide range of investments from different asset classes. We believe it is important to keep your tolerance for risk in mind when making your selections. Be sure to monitor your asset allocation regularly to ensure that it remains in line with your long-term financial goals and investment time horizon.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President's Letter to Shareholders (Continued)

You're in it for the long term

While short-term changes in the markets or day-to-day events can be unsettling, MassMutual continually focuses on the long term and encourages investors to do the same. That's one reason why we believe doing business with MassMutual is the sign of a good decision.

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Review

December 31, 2009

Worldwide financial market conditions begin to improve after a rough start to the year

The year ended December 31, 2009 marked a time of transition for investment markets worldwide. As 2009 began, U.S. markets had already been battered for months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news in the economy and financial markets was hard to come by, and the environment mainly continued on its downward spiral until March 2009, when stocks worldwide kicked off a rally that ultimately drove most broad stock and bond indexes to one-year gains by the end of December.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed late in 2008, began to recover during the third quarter of 2009. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and struggling consumer confidence levels — continued to be a concern, a resurgence in equity markets seemed to point, for many, to an economy that was potentially on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended December 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial AverageSM (the "Dow"), a measure of blue-chip stock performance, advanced 18.82%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 26.46%. Another winner in the equities category was the technology-heavy NASDAQ Composite® Index ("NASDAQ"), with its impressive 43.89% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East ("EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 31.78%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 78.51% for the year ended December 31, 2009.

Investments in the fixed-income markets tended to trail their equity counterparts in 2009. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.93%. Treasury bills advanced slightly, gaining just 0.20% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High-Yield Bond Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned 58.21% for the year. Trailing the group was the small-by-comparison 1.41% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

First quarter of 2009: the tide begins to turn

As 2009 began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending, and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit, and ongoing struggles of companies of all sizes in

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Review (Continued)

a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the "Fed") announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was remarkable, as periods of decline in this environment were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators (LEI), rose by 1.2% in May, following a revised 1.1% increase in April. The two months of increases represented the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital U.S. Corporate High-Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

MassMutual Select Funds – Economic and Market Review (Continued)

Fourth quarter of 2009 sees continued stock market gains; international concerns

U.S. stocks climbed higher in the final quarter of 2009, amid a growing consensus that the economy had begun to recover. (Held in check partly by a U.S. dollar rally in December, foreign stocks in developed markets lagged their domestic counterparts.) Reinforcing this belief was solid growth in third-quarter GDP (gross domestic product), which reflects the total value of goods and services produced in the United States. That said, the GDP estimate was revised to a lower level twice as the quarter progressed, from 3.5% to 2.8%, and finally to 2.2%. These revisions and some disappointing news on the housing market that surfaced later in the quarter may have helped slow the market's momentum from mid-November through the end of 2009. Elsewhere, bond market returns were generally subdued. The growing conviction that the U.S. economy was in the early stages of a recovery, fears of an eventual rebound in inflation, and an ample supply of securities — courtesy of auctions held by the U.S. Treasury to finance the federal government's deficit — converged to push Treasury bond yields higher and prices lower.

One note of great concern for financial markets worldwide occurred near the end of November, when Dubai World, a government-owned conglomerate and Dubai's largest corporate entity, threatened to delay, by six months, debt repayments in the amount of $26 billion. Ultimately, by the close of the month, Dubai World announced the restructuring of that debt — generally easing a great deal of international tension, although concerns remained as the year came to a close (and the restructuring process was still underway).

As 2009 came to a close, it remained to be seen whether or not the economic growth that was evident in the latter part of the year would pave the way for similar growth in 2010. Concerns lingered over both the future spending ability of the U.S. consumer — who still appeared to be primarily concerned with paying down debt and stockpiling cash — and the state of the housing market, which had begun to show signs of bottoming at the end of 2009. On the other hand, consumer confidence, as measured by the Conference Board Consumer Confidence Index, saw an uptick in both November and December 2009, leading some to enter 2010 with restrained optimism regarding the near-term prospects for the U.S. economy.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Strategic Bond Fund, and who are the Fund's subadvisers?
The Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. Securities issued by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury. The Fund's subadvisers are Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar-denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 18.95%, outperforming the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index (the "benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
In 2009, our investment strategies produced positive excess returns, as the Fund outperformed the benchmark by a wide margin for the year. High-yield corporate bonds and other non-Treasuries (i.e., "credits") outperformed, as investors' risk appetite continued to grow and lower-quality issues outpaced their higher-rated counterparts. Investment-grade corporate bonds also added to the Fund's full-year performance. Overall market sentiment improved due to better fundamentals, and demand for new issuance increased as the year progressed.

Non-agency structured mortgages greatly benefited as the market responded positively to the Public-Private Investment Program ("PPIP," which is the U.S. government program designed to purchase banks' toxic assets) and the Term Asset-Backed Securities Loan Facility ("TALF") program, the Federal Reserve's (the "Fed") initiative to support the issuance of asset-backed securities for consumer and small business loans — both of which led to increased liquidity. Developed and emerging-market debt also performed well due to issue selection and a better risk environment. The portfolio's Treasury Inflation-Protected Securities ("TIPS") holdings benefited during the year, as fears of deflation gradually subsided. Exposure to agency mortgages added slightly to the portfolio's performance due to coupon and issue selection, but given our neutral to underweight stance, this also hampered the Fund's results for the year. Finally, our tactical duration posture (duration is a measure of a bond fund's sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements) added slightly to full-year results, as yields rose. Our yield curve strategy also had a positive impact on Fund performance in a steepening yield curve environment. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.)

Subadviser outlook
The notion of a resurgent recession is gaining attention because of the expiration of various fiscal and monetary stimulus programs. However, in our view, this economic phenomenon seems unlikely. As long as the Fed maintains the current low rate environment, which we believe it will in the near term, access to credit should remain sufficient. The financial market is focused on consumer spending, but we believe that more sustained gains in capital expenditures and exports will be key to the U.S. economic recovery.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Credits (especially financials) and non-agency mortgage-backed securities ("MBS") remain attractive in our view. We see limited potential in agency MBS for further relative price appreciation, as the Fed's purchase program nears completion, and we consequently expect to hold an underweight position in that sector. If corporate bond yields continue to decline relative to U.S. Treasuries, we will continue to selectively reduce non-financial credit exposure. We are maintaining our non-agency sector exposure as the PPIP program continues. Inflation accretion remains positive and we therefore have a favorable view of TIPS, especially long-dated ones. We look to be neutral to long duration versus the benchmark as a diversifier against our focus on relative yields.

MassMutual Select Strategic Bond Fund Quality Structure (% of Net Assets) on 12/31/09 (Unaudited)
U.S. Government, Aaa/AAA	50.8%
Aa/AA	6.6%
A/A	11.3%
Baa/BBB	12.1%
Ba/BB	5.0%
B and Below	12.1%
Equities	0.3%
Warrants	0.0%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/04 - 12/31/09
Class S	18.95%	3.85%	3.85%
Class A	18.39%	3.47%	3.46%
Class A (sales load deducted)*	12.76%	2.46%	2.46%
Class Y	18.90%	3.80%	3.80%
Class L	18.70%	3.72%	3.72%
Class N	17.95%	3.13%	3.13%
Class N (CDSC fees deducted)*	16.95%	3.13%	3.13%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.97%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Strategic Balanced Fund, and who are the Fund's subadvisers?
The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Three subadvisers each manage their own portion of the Fund's assets. J.P. Morgan Investment Management Inc. (J.P. Morgan) manages the equity component and Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (Western Asset Limited) manage the fixed-income component. Western Asset Limited manages the non-U.S. dollar-denominated investments of Western Asset's portion of the Fund. The Fund's target allocation is 65% equity securities and 35% fixed-income securities, but the allocation may fluctuate, based on cash flow activity or market performance.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 29.20%, outpacing the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund trailed the 31.78% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. On the other hand, the Fund outperformed the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. Similarly, the Fund's 29.20% return outperformed the 23.35% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category, and the 20.51% return of the Custom Balanced Index, which comprises the benchmark (45%), the MSCI EAFE Index (20%), and the Barclays Capital U.S. Aggregate Bond Index (35%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund's equity component is managed by J.P. Morgan. With respect to the portfolio's domestic equity holdings, energy, basic materials, and capital markets were the best-performing market segments, whereas autos and transportation, insurance, and systems hardware modestly detracted. Financials was a sector where J.P. Morgan added risk in 2009 by increasing portfolio positions in Goldman Sachs and Morgan Stanley. The move paid off nicely, as both companies recovered due to increased activity in capital markets, much improved earnings, and more favorable market sentiment. Elsewhere, J.P. Morgan increased the portfolio's stake in copper and gold miner Freeport-McMoRan, which proved beneficial when copper prices recovered strongly in 2009 and the stock rose as well. On the downside, although holding an overweight position relative to the benchmark in railroads has benefited the portfolio in the past, favorite holding Norfolk Southern was a top detractor for the year, with a smaller position in Union Pacific also disappointing. Lastly, technology, a consistent portfolio theme for some time, produced mixed results. The portfolio's overweight positions in the hardware and network technology market segments positively impacted performance, but Hewlett-Packard lagged its peers, such as Apple, and the portfolio's small underweight position in Apple was also a hindrance to performance. By year-end, the portfolio held a neutral position in Apple.

Regarding the equity portfolio's non-U.S. holdings, from a sector/market segment perspective, transportation services, consumer cyclicals, and capital market banks added the most value. Exposure to stocks domiciled in emerging markets and holdings in Japan were strong contributors at the regional level. Conversely, weak stock selection in basic industries and insurance detracted from returns. From a regional standpoint, the Pacific Rim hurt the portfolio's results relative to the benchmark.

For the Fund's fixed-income component, which is managed by Western Asset and Western Asset Limited, the portfolio's investment strategies produced positive excess returns, as high-yield corporate bonds and other non-Treasuries (i.e., "credits") outperformed when investors' risk appetite continued to grow and lower-quality issues outpaced their higher-rated counterparts. Investment-grade corporate bonds also

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

added to the portfolio's full-year performance. Non-agency structured mortgages greatly benefited as the market responded positively to new U.S. government programs designed to increase liquidity in the credit markets. Developed and emerging-market debt also performed well due to issue selection and a better risk environment. Exposure to agency mortgages added slightly to performance, due to coupon and issue selection, but given the portfolio's neutral to underweight stance, this also hampered results for the year.

Subadviser outlook
With respect to the Fund's equity component, many are wondering whether stock markets can continue to build on their 2009 gains. While our view is that economic conditions will continue improving, we believe that markets are reaching a point where further advances in share prices increasingly must be justified by evidence of improving fundamentals. In such an environment, stock picking will be key. To that end, we plan to continue to focus on attractively valued, well-managed companies with solid or improving fundamentals.

For the Fund's fixed-income component, credits (especially financials) and non-agency mortgage-backed securities ("MBS") remain attractive in our view. We see limited potential in agency MBS for further relative price appreciation, as the U.S. government programs near completion, and we consequently expect to hold an underweight position in that sector in 2010. If corporate bond yields continue to decline relative to U.S. Treasuries, we will continue to selectively reduce non-financial credit exposure. We are maintaining our non-agency sector exposure and look to maintain a neutral to long duration versus the benchmark as a diversifier against our focus on relative yields. Duration is a measure of a bond fund's sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements.

MassMutual Select Strategic Balanced Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Federal National Mortgage Association Pool #888283 5.000% 8/01/34	5.8%
Federal National Mortgage Association Pool #960550 5.500% 1/01/38	2.3%
U.S. Treasury Bond 4.500% 8/15/39	1.9%
Microsoft Corp.	1.9%
Hewlett-Packard Co.	1.8%
Google, Inc. Class A	1.7%
Exxon Mobil Corp.	1.6%
Cisco Systems, Inc.	1.4%
Merck & Co., Inc.	1.4%
The Goldman Sachs Group, Inc.	1.3%
21.1%

MassMutual Select Strategic Balanced Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equities	75.7%
Bonds & Notes	41.4%
Warrants	0.0%
Total Long-Term Investments	117.1%
Short-Term Investments and Other Assets and Liabilities	(17.1)%
Net Assets	100.0%

MassMutual Select Strategic Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the MSCI EAFE Index, the Barclays Capital U.S Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/03 - 12/31/09
Class S	29.20%	2.65%	3.16%
Class A	28.52%	2.16%	2.69%
Class A (sales load deducted)*	21.13%	0.96%	1.68%
Class Y	29.15%	2.59%	3.11%
Class L	28.77%	2.43%	2.95%
Class N	28.15%	1.87%	2.38%
Class N (CDSC fees deducted)*	27.15%	1.87%	2.38%
S&P 500 Index#	26.46%	0.42%	2.09%	+
MSCI EAFE Index	31.78%	3.54%	6.15%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.86%	+
Lipper Balanced Fund Index	23.35%	2.63%	3.67%	+
Custom Balanced Index	20.51%	2.99%	4.19%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Diversified Value Fund, and who is the Fund's subadviser?
The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund's subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 20.10%, exceeding the 19.69% return of the Russell 1000® Value Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Broadly positive stock selection drove the Fund's outperformance versus the benchmark in 2009, with the largest contributions coming from the portfolio's financial and media holdings. In the financials sector, specific names that contributed included Deutsche Bank and Morgan Stanley. Similarly, media holding News Corp. rose on strong advertising trends and an announcement that its Fox television network intends to command greater fees from cable and satellite operators over the coming years as existing agreements expire. In addition, media company CBS announced third-quarter results that beat expectations and reaffirmed its full-year outlook. The company also successfully refinanced a $2 billion loan, which erased concerns about lingering liquidity issues.

A major drag on the Fund's full-year return was its underweight positioning relative to the benchmark and unfavorable stock selection in industrial resources, where our avoidance of outperforming chemical, paper, and copper producers, which rose with the spike in commodity prices, hampered the Fund's progress. The Fund's underweight position in the strong-performing financials sector also detracted from overall results.

There was widespread value opportunity in the market in 2009. We identified strong return potential in a number of companies we thought the market was undervaluing due to unfavorable near-term outlooks. Indeed, many of the best values in our portfolio during the year represented companies that were exposed to the most distressed parts of the economy. Consequently, we established or added to positions in select homebuilders, which we believed were reflecting excessive investor worries about continuing anemic conditions in the construction industry.

Subadviser outlook
For the second through fourth quarters of 2009, stocks surged from the March lows, as the market's darkest fears didn't materialize and investors began looking past the weak economic environment to future profit potential. Still, at year-end, anxieties remained high.

Moving into 2010, in the aftermath of the global recession and credit crunch, companies continue to face stiff challenges as they work to recover from severely depressed profit levels. Analysts remain unusually divided in their forecasts for earnings. These tensions are creating a fortuitous environment for our research-driven value strategy. Valuation differences between the cheapest and most expensive stocks based on price/book value are above long-term averages, signaling that outperformance potential abounds.

As fears of systemic collapse continue to fade, we expect investors will become more discriminating between and within sectors — and that our research-driven stock selection process will become an increasingly important driver of the Fund's performance.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
AT&T, Inc.	4.4%
Pfizer, Inc.	3.8%
Exxon Mobil Corp.	3.3%
Merck & Co., Inc.	3.2%
General Electric Co.	3.0%
JP Morgan Chase & Co.	2.9%
ConocoPhillips	2.9%
The Goldman Sachs Group, Inc.	2.6%
Wells Fargo & Co.	2.3%
News Corp. Class A	2.0%
30.4%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	19.7%
Communications	18.8%
Consumer, Non-cyclical	17.5%
Energy	16.1%
Consumer, Cyclical	9.1%
Industrial	8.4%
Technology	3.7%
Basic Materials	2.6%
Utilities	2.1%
Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%
Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 10/15/04 - 12/31/09
Class S	20.10%	-2.00%	-0.10%
Class A	19.57%	-2.46%	-0.59%
Class A (sales load deducted)*	12.69%	-3.61%	-1.71%
Class Y	19.92%	-2.07%	-0.20%
Class L	19.85%	-2.20%	-0.31%
Class N	19.07%	-2.81%	-0.93%
Class N (CDSC fees deducted)*	18.07%	-2.81%	-0.93%
Russell 1000 Value Index	19.69%	-0.25%	1.36%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 11/1/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Fundamental Value Fund, and who is the Fund's subadviser?
The Fund seeks long-term total return by investing, under normal circumstances, at least 80% of its net assets in equity securities, with a focus on companies with large capitalizations (generally having market capitalizations above $2 billion). The Fund's subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 24.17%, outpacing the 19.69% return of the Russell 1000® Value Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund's outperformance relative to the benchmark was due to strong stock selection as well as sector positioning driven by bottom-up stock selection decisions. Our stock choices proved particularly strong in the industrials, energy, and consumer staples sectors — which more than offset our less-than-favorable stock selection in information technology, financials, and consumer discretionary. The Fund's overweight positions in information technology and materials and its underweight stake in financials also helped the Fund's relative results for the year. Sector returns within the benchmark diverged widely in the challenging investment environment of 2009. We saw strength in the materials, information technology, and consumer discretionary sectors, which overshadowed relative weakness in the energy and telecommunication services sectors.

On a stock-specific basis, the top contributors to benchmark-relative returns included Citigroup and Goldman Sachs (both in the financials sector), as well as Schering-Plough (health care). We had eliminated Citigroup early in the year after determining that its fundamentals were continuing to deteriorate. Since Citigroup is a large benchmark component, our lack of exposure throughout most of the period benefited the Fund's relative results. Shares of U.S. bank holding company and investment bank Goldman Sachs Group rose on the firm's relative strength versus its peers, its ability to pay back government loans, and an earnings lift from its underwriting business. Shares of pharmaceutical company Schering-Plough jumped after the company announced a definitive merger agreement with Merck. Top absolute contributors for the period also included JPMorgan Chase (financials) and Newfield Exploration (energy).

Conversely, detracting the most from the Fund's relative returns in 2009 were ACE (financials), and International Paper and Freeport-McMoRan (both in materials). Worldwide property/casualty insurance and reinsurance provider ACE underperformed over the course of the year on reserve level concerns. Our avoidance of International Paper, a stock that rallied from March through October 2009, hurt the portfolio's relative results for the year. Shares of mining company Freeport-McMoRan, which jumped amid surging profits and improving commodity prices, negatively impacted relative performance, since the portfolio did not own this benchmark-component stock. Finally, the names that detracted the most from the Fund's absolute returns included ExxonMobil (energy), industrial and financial conglomerate General Electric (industrials), and banking firm US Bancorp (financials). The Fund ended the year with an overweight position in the information technology, health care, and consumer staples sectors, with our largest underweight stakes in utilities, financials, and telecommunications services.

Subadviser outlook
While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment exceeded 10% at year-end, and the U.S. government's unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

The market's sharp rally off of its March 2009 lows narrowed or eliminated many previously attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors are expecting a robust economic recovery. In this environment, we plan to continue our focus on building a portfolio in which expected growth and the dividend yield exceed the market — and valuations are lower than the market.

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
JP Morgan Chase & Co.	3.5%
Exxon Mobil Corp.	3.4%
Wells Fargo & Co.	3.3%
Chevron Corp.	2.7%
The Goldman Sachs Group, Inc.	2.5%
AT&T, Inc.	2.4%
Occidental Petroleum Corp.	2.3%
Pfizer, Inc.	2.1%
ACE Ltd.	2.1%
PNC Financial Services Group, Inc.	1.8%
26.1%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	21.3%
Consumer, Non-cyclical	18.2%
Energy	17.0%
Industrial	11.5%
Consumer, Cyclical	8.1%
Technology	6.9%
Communications	6.2%
Basic Materials	5.2%
Utilities	3.5%
Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%
Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/01 - 12/31/09
Class S	24.17%	2.98%	3.33%
Class A	23.53%	2.51%	2.88%
Class A (sales load deducted)*	16.43%	1.30%	2.12%
Class Y	24.07%	2.94%	3.28%
Class L	23.81%	2.77%	3.13%
Russell 1000 Value Index	19.69%	-0.25%	2.97%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	23.21%	2.21%	6.66%
Class N (CDSC fees deducted)*	22.21%	2.21%	6.66%
Russell 1000 Value Index	19.69%	-0.25%	5.92%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value index is unmanaged, does not incure expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Value Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Value Equity Fund, and who is the Fund's subadviser?
The Fund seeks long-term growth of capital by investing in securities of companies that the Fund's subadviser believes are undervalued in the marketplace in relation to factors such as the company's assets, sales, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. The Fund's subadviser is Pyramis Global Advisors, LLC (Pyramis).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 22.37%, exceeding the 19.69% return of the Russell 1000® Value Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund outperformed the benchmark in 2009, and the portfolio's overweight positions relative to the benchmark in wireless service providers NII Holdings and Sprint Nextel were among the largest contributors to full-year performance. NII Holdings rose more than 70% on reports of better-than-expected revenue and profits. Similarly, Sprint Nextel shares gained more than 100% due to greater market share attributable to improved customer service, better network quality, and increased marketing. In the health care sector, the Fund's overweight position in pharmaceutical company Wyeth was also among the largest contributors to Fund performance; the stock rose more than 30% when Pfizer acquired the company for $68 billion. The portfolio's overweight position in managed care firm WellPoint was also beneficial to the Fund's results. WellPoint's shares gained 38% when the company's stock was upgraded by a Wall Street analyst who cited expectations of improving profit margins after 2010.

Conversely, in the energy sector, the Fund's overweight positions in oil refiners Valero Energy and Tesoro Corp. hurt performance. Valero shares declined 20%, and Tesoro shares dropped about 7% for the year, as refining industry fundamentals remained weak, given concerns that supply levels are too high. In the materials sector, the portfolio's overweight position in specialty chemicals company Cytec Industries also detracted from performance, as the company reported earnings below consensus estimates due to economic factors that drove a steep decline in demand. Among individual holdings, the Fund's overweight position in credit insurer MBIA was the largest portfolio detractor. MBIA shares fell 34% on larger-than-expected losses in its insurance business, mostly due to mortgage-related securities and derivatives.

Subadviser outlook
As the prospects for a gradual economic recovery have improved, our objective is to own companies with strong balance sheets trading a discount to their earnings power in the context of a potential recovery. In pursuit of this objective, we ended 2009 with the portfolio configured to reflect our outlook for 2010. In the financials sector, we are emphasizing selected insurance companies that we feel have the strongest balance sheets and least credit exposure. The Fund holds an underweight position in real estate investment trusts (REITs), which we believe more than reflect their current intrinsic valuations. In the health care sector, our greater-than-benchmark allocation to health care service providers reflects improving medical loss ratio trends driven by lower usage rates by subscribers amid the weak economy. In the consumer staples sector, positioning focuses on food and staples retailers whose businesses we expect to remain stable amid the slowing economic environment. Finally, among telecommunication services stocks, we have positioned the portfolio to be overweight in selected wireless and diversified services providers with compelling valuations and attractive growth prospects.

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

MassMutual Select Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
JP Morgan Chase & Co.	4.5%
Pfizer, Inc.	4.4%
Chevron Corp.	4.2%
Bank of America Corp.	3.8%
Wells Fargo & Co.	3.7%
Exxon Mobil Corp.	3.1%
AT&T, Inc.	2.9%
Occidental Petroleum Corp.	2.4%
Comcast Corp. Class A	2.2%
WellPoint, Inc.	2.1%
33.3%

MassMutual Select Value Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	22.9%
Energy	18.3%
Consumer, Non-cyclical	15.3%
Communications	13.1%
Industrial	10.4%
Consumer, Cyclical	8.0%
Utilities	5.1%
Technology	5.0%
Basic Materials	0.9%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MassMutual Select Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/01 - 12/31/09
Class S	22.37%	-0.34%	1.12%
Class A	22.08%	-0.76%	0.69%
Class A (sales load deducted)*	15.06%	-1.93%	0.00%
Class Y	22.51%	-0.39%	1.08%
Class L	22.45%	-0.51%	0.95%
Russell 1000 Value Index	19.69%	-0.25%	2.20%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Value Equity Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	21.67%	-1.05%	4.31%
Class N (CDSC fees deducted)*	20.67%	-1.05%	4.31%
Russell 1000 Value Index	19.69%	-0.25%	5.92%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Large Cap Value Fund, and who is the Fund's subadviser?
The Fund seeks both capital growth and income by selecting businesses that possess characteristics that the Fund's subadviser believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The Fund's subadviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 31.48%, outperforming the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outpaced the 19.69% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During 2009, information technology, materials, and consumer discretionary were the sectors within the benchmark that turned in the strongest performance. Telecommunication services and utilities had the weakest showings of all sectors of the benchmark, although their performance was, nevertheless, positive on an absolute basis.

For the reporting period, the Fund's financial holdings were the strongest contributors to the Fund's absolute performance. The Fund's relative performance versus the benchmark also benefited from its financial companies — and the Fund had a higher relative average weighting in this sector than did the benchmark. On a stock-specific basis, American Express and Gam Holding were among the top contributors to the Fund's performance during the year. Conversely, Bank of America and Citigroup were among the portfolio's top detractors from performance — and we eliminated both of these portfolio holdings before year-end.

The second-largest contributor to the Fund's absolute performance in 2009 was its energy companies — which proved to be the largest contributor to the Fund's outperformance against the benchmark for the year. Specifically, Occidental Petroleum, EOG Resources, and Canadian Natural Resources were among the leading contributors from this sector. On the other hand, ConocoPhillips was the Fund's top detractor from performance in 2009.

Information technology companies were a contributor to the Fund's 2009 results on an absolute basis; however, the Fund's relative performance in this sector was hampered by its underweight position, compared to the benchmark. Specifically, Google, Microsoft, and Texas Instruments were among the most important contributors to Fund results within this sector, while Tyco Electronics was the greatest detractor within information technology. Consequently, the Fund eliminated its stake in Tyco.

For the year, the Fund's holdings in foreign companies outperformed their domestic counterparts.

Subadviser outlook
Our long-term focus usually results in low fund turnover. The Fund's investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company's long-term business fundamentals.

We will continue to keep a watchful eye on the various factors that have had a strong influence over the markets for the past several years — specifically, housing prices, unemployment levels, commodity prices (such as oil and gold), and Federal Reserve policy. While no one can be sure precisely how these factors will affect the equity markets in 2010, we are confident that the Fund is positioned to handle the wide array of market conditions that could challenge investment markets throughout the coming year.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Berkshire Hathaway, Inc. Class A	4.6%
Occidental Petroleum Corp.	4.6%
Costco Wholesale Corp.	4.3%
Wells Fargo & Co.	4.2%
American Express Co.	4.0%
EOG Resources, Inc.	3.5%
Devon Energy Corp.	3.2%
Loews Corp.	2.6%
Merck & Co., Inc.	2.5%
JP Morgan Chase & Co.	2.5%
36.0%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	28.8%
Consumer, Non-cyclical	18.6%
Energy	16.5%
Consumer, Cyclical	11.0%
Industrial	7.1%
Technology	6.8%
Communications	5.9%
Basic Materials	3.7%
Diversified	0.9%
Utilities	0.2%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Class S	31.48%	0.84%	1.25%
Class A	30.82%	0.35%	0.76%
Class A (sales load deducted)*	23.30%	-0.83%	0.14%
Class Y	31.39%	0.75%	1.16%
Class L	31.12%	0.58%	1.00%
S&P 500 Index#	26.46%	0.42%	-0.90%
Russell 1000 Value Index	19.69%	-0.25%	2.63%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class N, Class N (CDSC fees deducted), the S&P 500 Index and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	30.36%	0.05%	5.39%
Class N (CDSC fees deducted)*	29.36%	0.05%	5.39%
S&P 500 Index#	26.46%	0.42%	5.52%	+
Russell 1000 Value Index	19.69%	-0.25%	5.92%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Indexed Equity Fund, and who is the Fund's subadviser?
The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of larger-capitalized companies. The Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies that make up the S&P 500® Index. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 26.16%, trailing the 26.46% return of the S&P 500 Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
All sectors within the benchmark posted positive returns for 2009. The largest gain came from information technology, which returned 61.72% for the year. Information technology is the largest sector in the benchmark, with its weighting of 19.86%. Other strong performers were consumer discretionary and industrials, which posted returns of 41.30% and 20.93%, respectively. Financials, with a weight of 14.38% of the benchmark, returned 17.22% for the year.

The beginning of the first quarter 2009 continued to be marked by extreme volatility in equity markets worldwide, as grim economic news persisted — including the announcement that the U.S. had officially entered a recession. Increasing unemployment, decreases in manufacturing, and continued weakness in consumer spending were all part of the economic backdrop in the U.S. during the first quarter. In the face of a still-declining economy, President Barack Obama's new administration implemented rescue measures and passed a $787 billion stimulus plan on February 17, 2009. The U.S equity market hit a low for the year on March 9, 2009. But global equity markets staged a rally in late March, when U.S. Secretary of Treasury Timothy Geithner provided additional details on the government's plan to relieve banks of their toxic assets and improve the flow of credit.

The stock market rally that began in March displayed no signs of a slowdown during the third quarter of 2009. By the end of September, the benchmark had climbed substantially from its low on March 9. This recovery was supported in part by an improvement in economic data, such as second-quarter GDP (gross domestic product) growth numbers, which came in at a revised -0.7% — a substantial improvement from the -6.4% result for the first quarter. (GDP reflects the total value of goods and services produced in the United States.) Third-quarter market performance was also boosted by a number of corporate earnings reports that beat expectations.

The fourth quarter of 2009 began on a weak note, following substandard macroeconomic data and questions about the quality of company earnings. The market improved in November and December, benefiting from strong macro and earnings announcements and as more banks repaid their Troubled Asset Relief Program (TARP) loans in full following large equity offerings. Positive news in December included an unexpected increase in U.S. pending home sales, the Federal Reserve's (the "Fed") pledge to keep interest rates low for the foreseeable future, and a better-than-expected sales forecast from auto makers.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Subadviser outlook
U.S. economic data has been somewhat inconclusive recently, but as 2010 began, it was generally trending upwards, including improving industrial order and retail sales numbers. Stronger-than-expected economic data in the United States has helped stabilize the dollar. The stabilization allows the Fed to continue to keep key target interest rates at low levels, gives investors higher confidence that U.S. assets will hold their value, and helps maintain the still-competitive environment for U.S. exports — all positives for U.S. large-cap equities. We believe the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark in 2010.

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MassMutual Select Indexed Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Exxon Mobil Corp.	3.2%
Microsoft Corp.	2.3%
Apple, Inc.	1.9%
Johnson & Johnson	1.8%
The Procter & Gamble Co.	1.8%
International Business Machines Corp.	1.7%
AT&T, Inc.	1.6%
JP Morgan Chase & Co.	1.6%
General Electric Co.	1.6%
Chevron Corp.	1.5%
19.0%

MassMutual Select Indexed Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	22.9%
Financial	14.0%
Technology	13.2%
Communications	11.7%
Energy	11.5%
Industrial	10.2%
Consumer, Cyclical	8.2%
Utilities	3.5%
Basic Materials	3.5%
Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%
Net Assets	100.0%

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Class S	26.16%	0.01%	-1.37%
Class A	25.83%	-0.24%	-1.70%
Class A (sales load deducted)*	18.60%	-1.42%	-2.28%
Class Y	26.03%	-0.01%	-1.40%
Class L	26.09%	0.00%	-1.45%
S&P 500 Index	26.46%	0.42%	-0.95%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class Z and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/01 - 12/31/09
Class Z	26.31%	0.22%	0.40%
S&P 500 Index	26.46%	0.42%	0.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Indexed Equity Fund Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	25.46%	-0.53%	4.48%
Class N (CDSC fees deducted)*	24.46%	-0.53%	4.48%
S&P 500 Index	26.46%	0.42%	5.52%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Core Opportunities Fund, and who is the Fund's subadviser?
The Fund seeks long-term growth of capital by normally investing at least 80% of its net assets in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Fund's subadviser seeks to invest in both growth and value securities. The Fund's subadviser is Victory Capital Management Inc. (Victory).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 27.45%, outperforming the 26.46% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Several factors drove the Fund's outperformance in 2009 relative to the benchmark, including an emphasis on technology, which was the best-performing sector for the year. The Fund's outperformance relative to the benchmark in the energy sector was due to the portfolio's focus on the higher-beta service companies. Higher-beta stocks typically rise and fall in value at a greater rate than their overall benchmark sector. The largest detractor from Fund performance in 2009 was the basic industry sector, primarily due to the Fund's underweight position in higher-quality metals industry stocks, which rose strongly.

On a stock-specific basis, top-performing portfolio holdings for the year included Schlumberger, Alcon, Halliburton, and EMC. Schlumberger and Halliburton appreciated on better-than-expected profitability during the economic downturn and as a result of the 78% rebound in oil prices that drove the price of a barrel of oil to the mid-$70 range. Alcon's stock benefited from a return to growth in their dominant eye-care franchise and speculation that Nestle's majority ownership of Alcon would be purchased by Novartis early in 2010 at a 20% premium to its trading price (as stipulated in the terms of a pre-determined arrangement between the two companies). Better-than-expected profitability throughout the year, along with investors' renewed focus on the technology sector, contributed to the significant appreciation in EMC's shares. Detractors from performance for the year included Bank of America, Diageo, Alcoa, and Wells Fargo. Bank of America and Wells Fargo were hurt by the continuation of the credit challenges that the banking sector has faced for quite some time. We eliminated Diageo and Alcoa from the portfolio early in the year.

During 2009, we incrementally added to portfolio holdings in the consumer staples sector, although the Fund held an underweight position in that sector as of year-end. We primarily increased existing holdings in the food/beverages industry. Given the magnitude of the appreciation in the equity market, we felt it was prudent to sell some shares and take profits in select economically sensitive securities.

Subadviser outlook
While it is possible to see a near-term correction in equity markets, our view is that the underpinnings of low interest rates and an improving economy are still in force, supporting a potential continuation of the market rally that began last March. Despite its 2009 advance, the benchmark remained 29% below its 2007 peak at year-end, and 10-year returns were still negative. We believe that the sustainability of the market rally remains predicated on recovering economic conditions and corporate fundamentals. Beyond the lift from the rebuilding of inventories, it's unclear if the economy can enter a self-sustaining stage following the removal of U.S. government stimulus.

Our bias remains with cyclical companies with strong balance sheets and high cash generation that are beneficiaries of improving global economic conditions — which led, at year-end, to overweight positions in basic industry, technology, and select energy companies within the portfolio. Given their strong appreciation from previous lows, we have scaled back our holdings representing some of the best performers in these sectors, and are more inclined to look toward adding laggards that benefit from the same end market trends during which the risk/reward ratio is more favorable.

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

MassMutual Select Core Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Schlumberger Ltd.	4.1%
Lowe's Cos., Inc.	4.0%
Microsoft Corp.	3.8%
EMC Corp.	3.6%
Pfizer, Inc.	3.5%
Intel Corp.	3.3%
United Parcel Service, Inc. Class B	3.3%
Halliburton Co.	2.9%
Bank of America Corp.	2.9%
Applied Materials, Inc.	2.8%
34.2%

MassMutual Select Core Opportunities Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Technology	21.0%
Consumer, Non-cyclical	19.7%
Energy	13.4%
Industrial	12.1%
Consumer, Cyclical	11.2%
Financial	9.3%
Basic Materials	6.2%
Communications	6.2%
Utilities	0.1%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MassMutual Select Core Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Core Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 3/31/06 - 12/31/09
Class S	27.45%	-1.78%
Class A	27.01%	-2.24%
Class A (sales load deducted)*	19.70%	-3.77%
Class Y	27.43%	-1.88%
Class L	27.12%	-2.04%
Class N	26.65%	-2.54%
Class N (CDSC fees deducted)*	25.65%	-2.54%
S&P 500 Index	26.46%	-1.81%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Blue Chip Growth Fund, and who is the Fund's subadviser?
The Fund seeks growth of capital over the long term by normally investing at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 43.06%, exceeding the 37.21% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe. The Fund also outperformed the 26.46% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Our stock selection in the consumer discretionary sector was the leading contributor to the Fund's outperformance relative to the benchmark in 2009. The Fund's results in this sector were largely driven by Amazon.com, whose stock price hit a record high on continued impressive results. In the fourth quarter of 2009, the Internet retailer posted revenue growth in each business line and geographic sector, gaining market share from online and traditional brick-and-mortar competitors. Priceline.com continued to beat analyst estimates, as the online travel marketer benefited from excess supplier inventory. The company recently reported significantly higher revenues as a result of an exceptionally strong summer travel season. In addition, Expedia, the world's largest online travel agent, saw solid transaction volume growth.

The Fund also benefited, in 2009, from the information technology sector — outperforming due to both favorable stock selection and an overweight position relative to the benchmark in the Internet software and services industry. On a stock-specific basis, shares of Tencent Holdings, operator of China's largest online messaging community, rose steadily over the year, as the company posted impressive revenue growth driven by a successful gaming business. Google benefited from an improving global advertising market, reporting strong growth in revenues and profits in the fourth quarter of 2009. Top absolute portfolio contributor Apple continued to post impressive figures. Quarterly sales for Mac computers and iPhones hit record levels in 2009, and growth opportunities in these markets remain. Marvell Technology Group, a manufacturer of semiconductor chips for computers and mobile phones, posted stronger-than-expected results during the year, due to tighter cost controls. Finally, the portfolio's typically significant underweight position in consumer staples led to relative outperformance in this sector, as consumer staples turned out to be one of the worst-performing sectors in the Russell 1000 Growth Index.

Although the Fund performed well on both an absolute and relative basis in 2009, the materials and telecommunication services sectors did detract slightly from the Fund's performance as a result of less-than-favorable stock selection within those sectors.

Shares of biotechnology company Gilead Sciences, a Fund holding, retreated in 2009 after outperforming the market in 2008, amid concerns about the patent expiration for one of its key drugs in 2018. The video game industry, including Nintendo, suffered from low game sales. We eliminated the Fund's position in Nintendo on our belief that the video game industry will continue to experience increasing competition from low-cost and free games for devices such as smart phones.

Despite negative absolute performance, the Fund's limited exposure to oil giant ExxonMobil was the top relative contributor in the energy sector for the period. ExxonMobil underperformed its peers in 2009

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

after greatly outperforming in 2008. Investors seemed more comfortable with risk during much of the period and sought more cyclical companies instead of major, integrated oil companies, which are typically defensive in nature.

Shares of for-profit education company Apollo Group fell sharply in October after reporting the Securities and Exchange Commission's enforcement division had begun an informal probe into the company's accounting practices. We think the selloff may be overdone and still maintain a position in the company within the Fund.

Subadviser outlook
U.S. stocks rose substantially for the year, building on the rally that started in March, as the economy displayed further signs of recovery. Despite these encouraging signs, we anticipate sluggish growth for 2010, with a gradual transition from recession to recovery. Our views are based partially on housing industry concerns and lingering high unemployment — both of which may, in our opinion, dampen consumer spending. Throughout 2010, we will continue to seek high-quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow — while keeping an eye on stock price valuations.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Apple, Inc.	6.2%
Google, Inc. Class A	5.4%
Amazon.com, Inc.	4.1%
Danaher Corp.	2.9%
Microsoft Corp.	2.8%
Medco Health Solutions, Inc.	2.7%
The Goldman Sachs Group, Inc.	2.5%
Schlumberger Ltd.	2.0%
Franklin Resources, Inc.	2.0%
Qualcomm, Inc.	2.0%
32.6%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Communications	22.8%
Consumer, Non-cyclical	19.1%
Technology	17.1%
Financial	14.6%
Consumer, Cyclical	9.4%
Energy	7.1%
Industrial	6.9%
Basic Materials	2.3%
Mutual Funds	0.6%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 6/1/01 - 12/31/09
Class S	43.06%	0.92%	-0.77%
Class A	42.68%	0.44%	-1.25%
Class A (sales load deducted)*	34.47%	-0.74%	-1.93%
Class Y	43.20%	0.82%	-0.87%
Class L	42.79%	0.66%	-1.01%
Russell 1000 Growth Index#	37.21%	1.63%	-0.26%
S&P 500 Index	26.46%	0.42%	0.52%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index and the S&P 500 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	42.14%	0.14%	3.91%
Class N (CDSC fees deducted)*	41.14%	0.14%	3.91%
Russell 1000 Growth Index#	37.21%	1.63%	5.92%	+
S&P 500 Index	26.46%	0.42%	5.52%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Large Cap Growth Fund, and who is the Fund's subadviser?
The Fund seeks long-term growth of capital and future income by normally investing at least 80% of its net assets in the common stocks and securities convertible into common stocks of large capitalization companies. Effective May 1, 2009, Rainier Investment Management, Inc. (Rainier) replaced AllianceBernstein L.P. (AllianceBernstein) as the Fund's subadviser.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 28.63%, underperforming the 37.21% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
For full-year 2009, the best-performing sector of the portfolio was technology, which was fueled by strong gains in Cognizant Technology Solutions Corp., Broadcom Corp., and Apple Inc. The only significant performance detractors in the technology sector resulted from not participating in large benchmark holding International Business Machines Corp. (IBM) — and holding a lower-than-benchmark weighting in Microsoft Corp. By far, the best-performing stock of the year was Amazon.com Inc. The stock, which was a strong contributor earlier in 2009, jumped an impressive 44% in the fourth quarter of the year.

The economically sensitive materials and processing sector was the second-largest contributor for the year, led by Precision Castparts Corp. and Freeport-McMoRan Copper & Gold Inc. Materials and processing stocks had been poor performers in 2008, when investors became overly pessimistic about the outlook for these companies; these stocks rebounded sharply in 2009, however, because performance for many of the companies within the sector was tied to the strong economic recovery experienced by emerging market economies.

On the downside, the most disappointing sector for the year was health care, which struggled in the midst of uncertainty surrounding upcoming regulatory reforms. The portfolio's returns were undermined by a combination of a rally in large-capitalization pharmaceutical shares that the Fund did not own and, on a stock-specific basis, poor performance from two biotech holdings, Gilead Sciences Inc. and Celgene Corp. Although the portfolio held an underweight position relative to the benchmark in this sector as the year came to a close, we selectively added companies from this sector to the portfolio because we believe that the valuation of most health care stocks reflected excessively negative sentiment.

Subadviser outlook
Having emerged from a period of extremes in market volatility and price movement activity, it is our view that we are entering a period in which strong company fundamentals will again be the predominant factor affecting stock prices. Such an environment has the potential to be more rewarding for the Fund's investment process and strategies.

As we enter a new decade, we believe that we are on firmer ground overall. Investors are more sober in their approach to stocks and cognizant of the risks of overvaluation and excessive leverage. This more realistic view of equities, combined with the high level of skepticism that seems to accompany the general outlook for stocks in 2010, is far preferable to investors' "giddy enthusiasm" for equities at the turn of the millennium.

We will continue to focus on the fundamentals of each stock in which we invest, concentrating on companies that, in our view, can build and sustain competitive advantages in the marketplace.

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

MassMutual Select Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Apple, Inc.	3.5%
Cisco Systems, Inc.	2.7%
Google, Inc. Class A	2.4%
Microsoft Corp.	2.3%
JP Morgan Chase & Co.	2.1%
PepsiCo, Inc.	2.1%
Visa, Inc. Class A	2.0%
Transocean Ltd.	2.0%
Freeport-McMoRan Copper & Gold, Inc.	1.9%
EMC Corp.	1.8%
22.8%

MassMutual Select Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	25.0%
Technology	15.8%
Communications	13.6%
Financial	10.8%
Industrial	10.1%
Consumer, Cyclical	9.2%
Energy	9.2%
Basic Materials	4.1%
Utilities	1.6%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MassMutual Select Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/01 - 12/31/09
Class S	28.63%	-0.22%	-1.23%
Class A	28.17%	-0.64%	-1.66%
Class A (sales load deducted)*	20.80%	-1.81%	-2.39%
Class Y	28.57%	-0.26%	-1.29%
Class L	28.18%	-0.22%	-1.32%
Russell 1000 Growth Index	37.21%	1.63%	0.95%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Large Cap Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	27.69%	-0.94%	3.18%
Class N (CDSC fees deducted)*	26.69%	-0.94%	3.18%
Russell 1000 Growth Index	37.21%	1.63%	5.92%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Aggressive Growth Fund, and who are the Fund's subadvisers?
The Fund seeks long-term capital appreciation by investing primarily in U.S. common stocks and other equity securities. The Fund's subadvisers are Sands Capital Management, LLC (Sands Capital), which was responsible for approximately 52% of the Fund's portfolio; and Delaware Management Company (DMC), which oversaw approximately 48% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 56.97%, outperforming the 37.21% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's Sands Capital component, the portfolio's outperformance in 2009 relative to the benchmark was primarily attributable to security selection. The portfolio held overweight positions relative to the benchmark in Amazon.com, Apple, Intuitive Surgical, National Oilwell Varco, and Google, which were the most significant contributors to relative performance for the year. Conversely, the greatest detractors from relative performance were Genzyme, Abraxis BioScience, and Illumina.

The extraordinary results the portfolio experienced during 2009 were driven by two primary factors: the recovery from 2008's irrational stock price valuations that had been created by de-leveraging (i.e., debt reduction), forced selling, and extreme liquidity events; and the re-connection between strong business results and stock price performance. The most important factor of the two was the latter, as stock valuations once again began to realign with business fundamentals as 2009 progressed — in a development that benefited Sands Capital's portfolio companies. Management's view is that 2009 was a challenging investment environment in which the strong became stronger, often on an absolute basis, but clearly relative to their peers. Examples from the portfolio underscore this belief: Amazon.com grew revenues in the first, second, and third quarters of 2009 at 18%, 14%, and 28%, respectively — compared to anemic growth and early-year contraction for e-commerce overall and Walmart and Target individually. Google experienced third-quarter advertising revenue growth of 4%, which was dramatic compared to CBS, Viacom, and the New York Times' revenue contractions.

For the Fund's DMC component, stock selection drove performance in 2009. While the portfolio benefited from especially favorable stock selection in the health care, technology, and financial sectors, stock selection was also solid across most other sectors in the portfolio. As for sector allocation relative to the benchmark, performance drivers included the portfolio's overweight positions in financials and technology, and its underweight stake in consumer staples.

During the year, DMC "traded up" in quality by adding to positions in companies with strong balance sheets and capital structures, and solid business models that are designed to weather economic uncertainty well. As the rally extended into the second half of 2009 and investors displayed apparent willingness to take on more risk in the hopes of a sustainable economic recovery, the portfolio's position sizes remained somewhat consistent.

Subadviser outlook
We believe the extension of the market rally during 2009 was as much (or more) about decreased risk aversion as it was about fundamentals. While fundamentals are trending positively, in our opinion they do not account for the magnitude and duration of the rally that started in March 2009. While the earnings announcements that were reported during the last few quarters of the year were generally solid, for the

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

most part, we believe that they were achieved with cost-cutting and productivity gains. Our sense is that investors may become impatient or disappointed with future quarterly reports if there isn't a return to some meaningful revenue growth.

Regardless of the specific macroeconomic outcome, we remain consistent in our long-term investment philosophy: We seek to invest in strong secular-growth companies with solid business models and competitive positions that have the potential to grow market share and deliver shareholder value in a variety of market environments.

MassMutual Select Aggressive Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Apple, Inc.	6.2%
Google, Inc. Class A	5.8%
Visa, Inc. Class A	5.1%
Qualcomm, Inc.	4.7%
Allergan, Inc.	4.4%
Amazon.com, Inc.	3.8%
IntercontinentalExchange, Inc.	3.7%
Intuitive Surgical, Inc.	3.1%
Nike, Inc. Class B	2.8%
CME Group, Inc.	2.8%
42.4%

MassMutual Select Aggressive Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	26.5%
Communications	21.8%
Technology	14.8%
Consumer, Cyclical	10.2%
Energy	8.9%
Financial	8.5%
Basic Materials	4.4%
Industrial	3.5%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MassMutual Select Aggressive Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Class S	56.97%	0.60%	-4.77%
Class A	56.17%	0.14%	-5.24%
Class A (sales load deducted)*	47.19%	-1.04%	-5.82%
Class Y	56.63%	0.50%	-4.87%
Class L	56.58%	0.33%	-5.01%
Russell 1000 Growth Index	37.21%	1.63%	-4.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Aggressive Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	55.32%	-0.24%	6.24%
Class N (CDSC fees deducted)*	54.32%	-0.24%	6.24%
Russell 1000 Growth Index	37.21%	1.63%	5.92%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select NASDAQ–100® Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select NASDAQ-100® Fund, and who is the Fund's subadviser?
The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index®. The Fund seeks to achieve its objective by investing at least 80% of its net assets in the equity securities of companies included in the NASDAQ-100 Index. The Fund's subadviser is Northern Trust Investments, N.A. (NTI).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 53.72%, outperforming the 53.54% return of the NASDAQ-100 Index (the "benchmark"). The NASDAQ-100 Index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
The Fund enjoyed very favorable absolute performance in 2009, as technology stocks were some of the most fortunate beneficiaries of the market rally that began in March. With respect to individual benchmark sectors, information technology, the largest weight in the benchmark at 62.32%, returned 44.01% for the year. On the other end of the performance spectrum, consumer discretionary (which holds a weight of 12.95% in the benchmark) returned 7.84% for the period.

The beginning of the first quarter 2009 continued to be marked by extreme volatility in equity markets worldwide, as grim economic news persisted — including the announcement that the U.S. had officially entered a recession. Increasing unemployment, decreases in manufacturing, and continued weakness in consumer spending were all part of the economic backdrop in the U.S. during the first quarter. In the face of a still-declining economy, President Barack Obama's new administration implemented rescue measures and passed a $787 billion stimulus plan on February 17, 2009. The U.S equity market hit a low for the year on March 9, 2009. But global equity markets staged a rally in late March, when U.S. Secretary of Treasury Timothy Geithner provided additional details on the government's plan to relieve banks of their toxic assets and improve the flow of credit.

The stock market rally that began in March displayed no signs of a slowdown during the third quarter of 2009. By the end of September, the benchmark had climbed substantially from its low on March 9. This recovery was supported in part by an improvement in economic data, such as second-quarter GDP (gross domestic product) growth numbers, which came in at a revised -0.7% — a substantial improvement from the -6.4% result for the first quarter. (GDP reflects the total value of goods and services produced in the United States.) Third-quarter market performance was also boosted by a number of corporate earnings reports that beat expectations.

The fourth quarter of 2009 began on a weak note, following substandard macroeconomic data and questions about the quality of company earnings. The market improved in November and December, benefiting from strong macro and earnings announcements and as more banks repaid their Troubled Asset Relief Program (TARP) loans in full following large equity offerings. Positive news in December included an unexpected increase in U.S. pending home sales, the Federal Reserve's (the "Fed") pledge to keep interest rates low for the foreseeable future, and a better-than-expected sales forecast from auto makers.

Subadviser outlook
U.S. economic data has been somewhat inconclusive recently, but as 2010 began, it was generally trending upwards, including improving industrial order and retail sales numbers. Stronger-than-expected economic data in the United States has helped stabilize the dollar. The stabilization allows the Fed to continue to keep key target interest rates at low levels, gives investors higher confidence that U.S. assets will hold their value, and helps maintain the still-competitive environment for U.S. exports — all positives for U.S. large-cap equities. We believe the Fund continues to be positioned to pursue returns that are relatively in line with those of the benchmark in 2010.

MassMutual Select NASDAQ–100® Fund – Portfolio Manager Report (Continued)

NASDAQ®, NASDAQ-100®and NASDAQ-100 Index®are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, "NASDAQ") and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MassMutual Select NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Apple, Inc.	15.5%
Microsoft Corp.	5.5%
Qualcomm, Inc.	5.5%
Google, Inc. Class A	5.4%
Oracle Corp.	3.0%
Cisco Systems, Inc.	2.8%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.4%
Intel Corp.	2.3%
Amazon.com, Inc.	2.2%
Research In Motion Ltd.	2.2%
46.8%

MassMutual Select NASDAQ-100 Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Technology	43.7%
Communications	27.0%
Consumer, Non-cyclical	17.1%
Consumer, Cyclical	7.6%
Industrial	3.1%
Energy	0.6%
Basic Materials	0.3%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MassMutual Select NASDAQ–100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the NASDAQ-100 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Class S	53.72%	2.64%	-7.36%
Class A	52.86%	2.11%	-7.83%
Class A (sales load deducted)*	44.07%	0.91%	-8.39%
Class Y	53.09%	2.52%	-7.47%
Class L	53.47%	2.40%	-7.59%
NASDAQ-100 Index	53.54%	2.79%	-7.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select NASDAQ-100 Fund Class N, Class N (CDSC fees deducted) and the NASDAQ-100 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	52.23%	1.81%	8.34%
Class N (CDSC fees deducted)*	51.23%	1.81%	8.34%
NASDAQ-100 Index	53.54%	2.79%	9.52%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Focused Value Fund, and who is the Fund's subadviser?	The Fund seeks growth of capital over the long term by investing primarily in a non-diversified portfolio of U.S. equity securities. The Fund's subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 63.20%, outperforming the 28.43% return of the Russell 1000® Index (the "benchmark"), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
We use a bottom-up investment process that focuses on individual stock selection. Consequently, the portfolio's sector and industry selections result from our stock selection process. During 2009, stock selection by far exerted the most positive impact on relative performance relative to the benchmark, and was, in fact, responsible for more than 80% of the Fund's outperformance.

From a sector perspective, consumer discretionary stocks provided the largest contribution to the Fund's full-year performance, with financial and industrial holdings also adding significant value. Conversely, technology holdings detracted somewhat from the Fund's relative results for the year, as did the portfolio's lack of exposure to the strong-performing materials sector. Technology holdings detracted from Fund performance on a relative basis; however, all but one of the Fund's technology holdings delivered solid to excellent returns on an absolute basis. Some of the best performers within technology included National Semiconductor, Intel, and Hewlett-Packard — which advanced 48%, 44%, and 43%, respectively.

During 2009, we made several changes to the portfolio's technology holdings, including the addition of Applied Materials and Diebold, and the elimination of Dell and National Semiconductor. In the financials sector, we sold three holdings — Bank of America, Capital One, and Morgan Stanley — and added Franklin Resources, as we believe there is greater upside potential with this new investment. Franklin Resources is a mutual fund company that operates as Franklin Templeton Investments. We retained all of the portfolio's industrial, consumer staples, and energy holdings. Furthermore, we added several new industrial stocks during the year: Boeing, Caterpillar, and Illinois Tool Works. We believe these firms are poised to perform well as the economic cycle improves. Finally, in consumer discretionary, we sold CarMax and Yum! Brands.

Subadviser outlook
In the face of the high degree of investor anxiety that existed just a year ago, we maintained our confidence in the investment opportunities that presented themselves as a result — and our unwavering discipline allowed us to maintain and opportunistically enhance our portfolio allocations. In our view, too many investors remain focused on only the most recent performance of stocks, and thus future opportunities are dismissed too quickly by loss-averse investors who tend to position themselves to avoid losing money rather than properly focusing on the opportunities that remain available in the marketplace.

While our view is that future gains in the stock market are unlikely to annualize at the rate we've experienced over the past few quarters, we believe that the potential returns from equity investments are still attractive compared to those of bond funds and money market accounts. We believe that the economic outlook appears increasingly favorable and valuations remain attractive, so we will continue to seek opportunities in more robust businesses with strong franchises.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Starwood Hotels & Resorts Worldwide, Inc.	7.6%
Intel Corp.	6.9%
Tiffany & Co.	5.4%
Carnival Corp.	5.4%
Robert Half International, Inc.	5.3%
Hewlett-Packard Co.	5.2%
Applied Materials, Inc.	5.2%
Bank of New York Mellon Corp.	5.0%
Discover Financial Services	4.9%
Illinois Tool Works, Inc.	4.8%
55.7%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Cyclical	23.2%
Technology	20.2%
Industrial	14.9%
Financial	14.4%
Consumer, Non-cyclical	9.1%
Energy	7.1%
Communications	3.6%
Total Long-Term Investments	92.5%
Short-Term Investments and Other Assets and Liabilities	7.5%
Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 1000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Class S	63.20%	3.46%	9.63%
Class A	62.36%	2.94%	9.08%
Class A (sales load deducted)*	53.02%	1.72%	8.41%
Class Y	63.13%	3.36%	9.52%
Class L	62.84%	3.20%	9.35%
Russell 1000 Index	28.43%	0.79%	-0.60%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Focused Value Fund Class N, Class N (CDSC fees deducted) and the Russell 1000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	61.91%	2.62%	9.17%
Class N (CDSC fees deducted)*	60.91%	2.62%	9.17%
Russell 1000 Index	28.43%	0.79%	6.02%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid–Cap Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Mid-Cap Value Fund, and who are the Fund's subadvisers?
The Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in the stocks of mid-cap companies. The Fund's subadvisers are Systematic Financial Management L.P. (Systematic), which oversaw approximately 52% of the Fund's portfolio; and Cooke & Bieler, L.P. (Cooke & Bieler), which was responsible for approximately 48% of the Fund's portfolio, as of December 31, 2009. Systematic became a co-subadviser of this Fund effective June 16, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 30.02%, trailing the 34.21% return of Russell Midcap® Value Index (the "benchmark"), an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's Cooke & Bieler component, the subadviser's high-quality-oriented, less cyclical portfolio was at a disadvantage in 2009. Of particular note was the fact that 75% of the unfavorable stock selection result was attributable to the underperformance of just four holdings: Family Dollar Stores, Corinthian Colleges, The Scotts Co. (gardening and lawn care products), and Quest Diagnostics. These low-beta stocks were shunned by increasingly optimistic, risk-seeking investors. (Lower-beta stocks typically rise and fall in value at a lower rate than their overall benchmark sector.)

The portfolio's positioning from an economic sector standpoint was quite beneficial to its performance relative to the benchmark and included underweight positions in the utilities sector and in banks within the financials sector. With these two groups constituting approximately 20% of the benchmark and underperforming significantly, the contribution to relative performance from having limited exposure to those market segments was meaningful. In a similar fashion, the portfolio held no real estate investment trust (REIT) stocks, which aided its full-year return. Another performance driver was the portfolio's overweight positions in economically sensitive sectors like technology, industrial manufacturing, and consumer discretionary. Finally, later in the year, Cooke & Bieler took advantage of the underperformance of stocks of stable companies with strong franchises to build portfolio positions at attractive valuations. Stocks in this category included Del Monte, Safeway, West Pharmaceutical Services, and Cardinal Health, Inc.

For the Fund's Systematic component — for the time frame when Systematic served as co-subadviser (June 16-December 31, 2009) — the portfolio's performance was constrained by some stylistic challenges, as its focus on good-quality companies demonstrating favorable earnings dynamics went unrewarded in the third and fourth quarters of 2009. Indeed, many low-quality, financially challenged companies led the 2009 market rally.

During the second half of the year, the highly cyclical sectors of consumer discretionary and industrials were the most challenging from a stock selection perspective. In fact, the portfolio would typically be expected to underperform the initial stages of cyclical economic recoveries, since Systematic's investment strategy is to buy low-valuation stocks upon confirmation of improved results, not in anticipation thereof. The portfolio's strong fourth-quarter performance is consistent with this historical pattern, given the economic recovery that was underway at year-end.

Subadviser outlook
We recognize the current momentum in the market, signs of improving economic conditions, and the support provided by an accommodative Federal Reserve and expansionary fiscal policies, but we expect the investment environment to become more challenging in 2010, as valuations are no longer unarguably compelling.

With ongoing economic challenges posed by systemic deleveraging (i.e., debt reduction) and persistently high unemployment, in tandem with a government constrained by massive deficits, we are not convinced

MassMutual Select Mid–Cap Value Fund – Portfolio Manager Report (Continued)

fundamentals justify the optimism. Going forward, we envision an environment marked by fits and stops in which winners and losers are clearly distinguished by their fundamental improvement relative to market expectations. This environment makes security-level decisions more impactful. As such, we continue to advocate careful and selective risk-taking and believe that our steadfast commitment to high-quality, low-risk equity investing will help investors weather any uncertainties that may lie ahead.

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Fortune Brands, Inc.	2.0%
Quest Diagnostics, Inc.	1.8%
International Flavors & Fragrances, Inc.	1.7%
Autoliv, Inc.	1.7%
White Mountains Insurance Group Ltd.	1.5%
Teradyne, Inc.	1.5%
NVR, Inc.	1.4%
Safeway, Inc.	1.3%
Willis Group Holdings Ltd.	1.3%
Bemis Co., Inc.	1.3%
15.5%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	24.3%
Consumer, Non-cyclical	18.2%
Industrial	14.7%
Consumer, Cyclical	13.2%
Technology	6.6%
Utilities	5.7%
Energy	5.6%
Communications	5.1%
Basic Materials	4.7%
Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%
Net Assets	100.0%

MassMutual Select Mid–Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell Midcap Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 8/29/06 - 12/31/09
Class S	30.02%	-2.54%
Class A	29.40%	-3.02%
Class A (sales load deducted)*	21.96%	-4.72%
Class Y	29.94%	-2.64%
Class L	29.70%	-2.75%
Class N	29.06%	-3.28%
Class N (CDSC fees deducted)*	28.06%	-3.28%
Russell Midcap Value Index	34.21%	-3.28%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 9/1/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Cap Value Equity Fund, and who are the Fund's subadvisers?
The Fund seeks to maximize total return through investment primarily in small capitalization equity securities. Effective October 5, 2009, Wellington Management Company, LLP (Wellington Management) and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) replaced SSgA Funds Management, Inc. (SSgA FM) as co-subadvisers to the Fund. Wellington Management was responsible for approximately 63% of the Fund's portfolio and Barrow Hanley managed approximately 37% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 21.83%, outpacing the 20.58% return of the Russell 2000® Value Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
For the portion of the year when the Fund was subadvised by SSgA FM (January 1–October 4, 2009):

The strategy's stock selection model was generally ineffective for most of the period after a strong start early in the year. Despite these challenges, stock selection was the primary contributor to the Fund's results relative to the benchmark, with strength coming from stock choices in the banking and defense/aerospace industries. Conversely, stock picks in real estate investment trusts (REITs) and entertainment hindered performance. The stock selection model recovered somewhat in late spring and was most successful with banks and industrial services, but least successful with specialty retail and clothing stores stocks, which detracted the most from the Fund's performance during the second quarter of 2009. The rally in lower-quality and poorly ranked companies that characterized much of the year confounded aspects of the strategy's market sentiment and growth models and resulted in disappointing performance for the overall period.

For the remainder of the year, when the Fund was co-subadvised by Wellington Management and Barrow Hanley (October 5–December 31, 2009):

With respect to the Wellington Management component of the Fund, materials, energy, and health care stocks were the portfolio performance leaders in the fourth quarter of 2009, whereas consumer staples, financials, and information technology stocks rose the least. Stock selection was strongest in financials, where positions in auto lender Credit Acceptance and specialty investment company Ares Capital contributed positively. In consumer staples, Hormel Foods bolstered the portfolio's results. Similarly, positions in semiconductor firm Maxim and digital print company Electronics for Imaging were additive in information technology. Conversely, performance in health care was negatively impacted by positions in contract research organizations Charles River Labs and ICON. Relative results in utilities were hurt by a position in propane distributor UGI and by several strong-performing benchmark stocks the Fund did not own.

Allocation among sectors, which is driven by the stock selection process, detracted from relative results. Top-performing stocks on a relative basis included Herbalife (health care), United Stationers (industrials), and Whiting Petroleum (energy). Conversely, top relative detractors for the period included Diebold (information technology), Belden (industrials), and Charles River Labs (health care).

For the Barrow Hanley component of the Fund, during the fourth quarter of 2009, the portfolio experienced a rebound in previously laggard defensive sectors, including utilities, health care, consumer staples, and telecommunication services. Stock selection was the primary differentiating factor and "cyclical" sectors (i.e., industrials, information technology, energy, and consumer discretionary) were significant contributors to the portfolio's relative performance. On a stock-specific basis, most standouts came from the industrials and information technology sectors. The energy sector also experienced substantial outperformance in the fourth quarter, helped by the buyout of long-term portfolio holding

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Encore Acquisition, as well as a surge in the price of Exco Resources. Finally, the combination of having little or no exposure to defensive stocks and, especially, to the financials sector, was a huge benefit for the portfolio in the fourth quarter.

Subadviser outlook
While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment exceeded 10% at year-end, and the U.S. government's unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.

The Fund's investment approach emphasizes individual stock selection; sector weights drive the process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on our two- to three-year investment time horizon, we believe we will continue to find attractively valued investment opportunities in a volatile environment.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Carlisle Cos., Inc.	2.1%
Maximus, Inc.	2.1%
Diebold, Inc.	1.7%
Valassis Communications, Inc.	1.6%
United Stationers, Inc.	1.5%
Vishay Intertechnology, Inc.	1.5%
Belden, Inc.	1.5%
Oshkosh Corp.	1.4%
Herbalife Ltd.	1.3%
The Cato Corp. Class A	1.3%
16.0%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Industrial	25.2%
Consumer, Cyclical	17.6%
Financial	14.8%
Consumer, Non-cyclical	14.4%
Technology	6.8%
Energy	5.2%
Utilities	4.1%
Basic Materials	1.9%
Communications	1.3%
Total Long-Term Investments	91.3%
Short-Term Investments and Other Assets and Liabilities	8.7%
Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Value Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 3/31/06 - 12/31/09
Class S	21.83%	-6.13%
Class A	21.11%	-6.59%
Class A (sales load deducted)*	14.15%	-8.05%
Class Y	21.54%	-6.25%
Class L	21.39%	-6.36%
Class N	20.81%	-6.86%
Class N (CDSC fees deducted)*	19.81%	-6.86%
Russell 2000 Value Index	20.58%	-4.51%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 4/3/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Company Value Fund, and who are the Fund's subadvisers?
The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies. The Fund is managed by three subadvisers: T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 50% of the Fund's portfolio; Federated Clover Investment Advisors (Federated Clover), which was responsible for approximately 38% of the Fund's portfolio; and EARNEST Partners, LLC (Earnest Partners), which managed approximately 12% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 27.45%, outpacing the 20.58% return of the Russell 2000® Value Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies with lower price-to-book ratios and lower forecasted growth rates. The Fund also outperformed the 27.17% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's T. Rowe Price component, stock selection and a substantially underweight position relative to the benchmark drove the portfolio's outperformance of the benchmark in the financials sector, where investments in commercial banks were especially helpful. In addition, stock selection in the capital markets industry contributed to relative results in the financials sector. As the credit market unraveled, the share prices of some real estate investment trusts (REITs) fell sharply; however, improving economic and credit market conditions in 2009 allowed the share prices of several well-positioned REITs, including portfolio holding LaSalle Hotel Properties, to rebound off their early-2009 lows. Finally, an underweight position and stock selection in the utilities and energy sectors helped drive the portfolio's full-year performance.

Consumer discretionary stocks in the T. Rowe Price portfolio detracted the most from relative performance during the year, as several companies that held up well through the worst of the economic downturn did not fully participate in the stock market rally that followed in 2009. Stock selection also caused the portfolio's health care holdings to underperform the benchmark. Finally, although the materials sector was the benchmark's best-performing group, the portfolio's performance in the sector lagged considerably. An overweight position in materials helped offset some of the detrimental effect of stock selection, as investments from that sector in the chemicals and containers and packaging industries particularly weighed on the portfolio's relative results.

In the Fund's Federated Clover component, strong stock selection was responsible for much of the portfolio's excess return, with seven of 10 sectors providing a positive contribution. Stock selection was particularly effective in financials, the worst-performing sector of the market in 2009. Stock selection in the materials and consumer staples sectors was also a positive contributor to portfolio performance. Conversely, stock selection in the consumer discretionary sector detracted from returns, as the portfolio did not hold several of the best-performing stocks that rebounded sharply in 2009's improving economic environment. Although stock selection was the primary driver of portfolio performance in 2009, tactical positioning among sectors and industries also contributed. For example, a significant underweight position in the financials sector proved to be a positive factor, with much of the benefit coming from commercial banks, the worst-performing industry in 2009. The Fund was rewarded for maintaining overweight positions in materials and information technology, two of the best-performing sectors of the year, with returns of 65.2% and 59.2%, respectively. Finally, merger and acquisition activity contributed to performance during the year, as eight of the portfolio's holdings were either bid for or acquired.

For the Fund's Earnest Partners component, energy and consumer discretionary holdings were the strongest absolute performers in the portfolio for the year, though all sectors produced positive returns. St. Mary Land and Exploration Company, an independent natural gas and oil exploration and production company, rose 69% in 2009 on higher oil prices, increased production, reduced costs, and stronger cash

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

flows. Similarly, consumer discretionary holding Phillips Van Heusen, a designer and manufacturer of apparel and footwear, rose 103%. Finally, the portfolio's industrial holdings also performed well for the year, as Bucyrus International — one of the world's largest designers and manufacturers of mining equipment used in the extraction of copper, iron ore, and other minerals — rose 206%.

Subadviser outlook
In 2010, we would not be surprised to see the post-bear market rally continue to follow a historical pattern — a bounce off the bottom, typically giving way to stocks trading in a range, followed by a period of modest gains. The caveats to this somewhat bullish scenario are focused on what the U.S. Congress may decide regarding financial regulation, health care reform, and higher taxes. Small-cap stocks appear reasonably well positioned as an asset class, but investors will need to be astute enough to distinguish the winners from the losers. We believe our research-based approach is well suited to such an environment.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
ProAssurance Corp.	1.2%
Aaron's, Inc.	1.1%
Landstar System, Inc.	1.0%
Cabot Oil & Gas Corp.	1.0%
Ares Capital Corp.	0.9%
Owens & Minor, Inc.	0.9%
SVB Financial Group	0.8%
Skechers U.S.A., Inc. Class A	0.8%
Nordson Corp.	0.7%
Penn Virginia Corp.	0.7%
9.1%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Financial	23.4%
Industrial	20.9%
Consumer, Cyclical	12.2%
Consumer, Non-cyclical	12.1%
Energy	7.5%
Basic Materials	7.0%
Technology	5.0%
Utilities	4.4%
Communications	4.0%
Mutual Funds	0.4%
Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%
Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/01 - 12/31/09
Class S	27.45%	1.82%	6.31%
Class A	26.90%	1.39%	5.85%
Class A (sales load deducted)*	19.60%	0.20%	5.07%
Class Y	27.52%	1.79%	6.26%
Class L	27.17%	1.63%	6.10%
Russell 2000 Value Index#	20.58%	-0.01%	5.89%	+
Russell 2000 Index	27.17%	0.51%	4.49%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Small Company Value Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	26.49%	1.08%	8.63%
Class N (CDSC fees deducted)*	25.49%	1.08%	8.63%
Russell 2000 Value Index#	20.58%	-0.01%	8.63%	++
Russell 2000 Index	27.17%	0.51%	8.65%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Mid Cap Growth Equity Fund, and who are the Fund's subadvisers?
The Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in stocks of companies with market capitalizations, at the time of purchase, that fall within the range of companies in either the S&P MidCap 400 Index or the Russell Midcap® Growth Index. The Fund's subadvisers are Wellington Management Company, LLP (Wellington Management), which was responsible for approximately 62% of the Fund's portfolio; and Turner Investment Partners, Inc. (Turner), which oversaw approximately 38% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 39.42%, underperforming the 46.29% return of the Russell Midcap Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's Wellington Management component, the portfolio registered a strong positive absolute return for 2009, yet trailed its benchmark, primarily due to weak security selection in the financials, health care, and information technology sectors. Sector allocation, which is driven by bottom-up stock selection, marginally contributed to portfolio results. The portfolio's lack of exposure in the utilities sector and an underweight position relative to the benchmark in the industrials sector worked in its favor. A large overweight position in the consumer discretionary sector also benefited the portfolio.

Stocks that detracted the most, relative to the benchmark, included Corinthian Colleges (consumer discretionary), Smithfield Foods (consumer staples), and Covanta Holding (industrials). Conversely, the top relative contributors for the year were Jarden (consumer discretionary), TAM (industrials), and SeaGate Technology (information technology).

For the Fund's Turner component, all nine economic sectors posted double-digit gains for the year on an absolute basis, with technology leading the charge. Relative to the benchmark, consumer discretionary was the best-performing sector by far. Elsewhere, the materials/processing and health care sectors hurt the Fund on a relative basis, despite generating strong absolute returns. Within the portfolio, strong stock selection in consumer service and retail drove performance, as each group posted double-digit gains. Priceline.com, the online travel booking service, beat earnings expectations and provided a strong outlook. Similarly, retailers Urban Outfitters and Guess? beat earnings expectations for the fourth quarter of 2009. Both companies continued to focus on international expansion to further their future growth.

With the prices of commodities rising, our commodity-sensitive holdings provided strong absolute performance, but fell short of the corresponding sector return in the benchmark. Our exposure to steel and aluminum stocks and our lack of exposure to packaging companies, which are non-commodity-sensitive, were the main drivers of relative results. Specifically, United States Steel Corp., our lone steel holding, traded higher after the company reported better-than-expected third-quarter earnings. And major metals producers, such as Alcoa, reported improvements in earnings due to a more favorable price environment. Overshadowing these gains, however, were poor relative results from Cliffs Natural Resources, an iron ore mining and processing company, and CF Industries, a manufacturer and distributor of agricultural fertilizers.

Subadviser outlook
It is increasingly clear that the U.S. is emerging from a deep recession. As of the end of 2009, the rate of increase in unemployment had slowed, industrial production leading indicators were pointing to an expansion, and the housing market had shown some signs of stabilization. The U.S. government has continued to reshape the financial playing field through stimulus packages, massive loans to impaired

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

private sector companies, and other programs — all undertaken with an eye towards thawing the credit markets while placing a floor on the house price declines and a ceiling on housing inventory.

We see investment opportunities across multiple sectors and continue to focus our research efforts on identifying stocks of companies that offer improving fundamentals with reasonable valuations.

MassMutual Select Mid Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Coach, Inc.	1.7%
Atheros Communications, Inc.	1.7%
Urban Outfitters, Inc.	1.5%
Marvell Technology Group Ltd.	1.4%
Intuitive Surgical, Inc.	1.3%
Ingersoll-Rand PLC	1.3%
Seagate Technology	1.3%
Green Mountain Coffee Roasters, Inc.	1.2%
Jarden Corp.	1.2%
Broadcom Corp. Class A	1.2%
13.8%

MassMutual Select Mid Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	21.5%
Consumer, Cyclical	20.9%
Technology	16.2%
Industrial	12.1%
Communications	11.3%
Financial	5.7%
Basic Materials	5.6%
Energy	4.9%
Utilities	0.4%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell Midcap Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Class S	39.42%	-0.47%	-3.59%
Class A	38.83%	-0.92%	-4.04%
Class A (sales load deducted)*	30.85%	-2.09%	-4.61%
Class Y	39.45%	-0.51%	-3.65%
Class L	39.09%	-0.67%	-3.80%
Russell Midcap Growth Index	46.29%	2.40%	4.98%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity Fund Class N, Class N (CDSC fees deducted) and the Russell Midcap Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	38.37%	-1.23%	4.82%
Class N (CDSC fees deducted)*	37.37%	-1.23%	4.82%
Russell Midcap Growth Index	46.29%	2.40%	9.23%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Mid Cap Growth Equity II Fund, and who is the Fund's subadviser?
The Fund seeks growth of capital over the long term by investing, under normal conditions, at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund's subadviser expects to grow at a faster rate than the average company. The Fund's subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 45.00%, trailing the 46.29% return of the Russell Midcap® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
Despite the Fund's impressive absolute performance in 2009, it nevertheless underperformed the benchmark. Our stock selection in the information technology ("IT") sector proved to be the greatest detractor from the Fund's full-year return. The IT services industry included two primary detractors: SAIC and Western Union. SAIC, a defense contractor serving all branches of the U.S. military as well as other foreign and domestic agencies and select commercial markets, suffered from price declines attributable to investor worries about possible changes in the Pentagon's procurement process. Non-benchmark holding Western Union posted small declines in net income as the global recession softened demand for money transfers and bill payments.

The materials sector was another area of relative weakness for the Fund in 2009, due to less-than-favorable stock selection. Agnico-Eagle Mines was the leading detractor here, as this gold mining firm reported lower-than-expected production at its largest mine — which kept them from fully participating in the benefits of skyrocketing gold prices. Stock selection in the energy sector hurt the Fund's relative returns as well.

Consumer discretionary provided the greatest boost to relative results, once again based on stock selection. The Fund benefited from an overweight position relative to the benchmark in the Internet catalog and retail industry, where online travel agent Expedia was a leading holding. Despite the weak consumer environment, Expedia posted higher-than-expected earnings, reflecting cost-cutting and efficiencies that grew out of investments in the firm's online platform. J. Crew Group and Lamar Advertising were other outperforming stocks. Clothing retailer J. Crew offered compelling value for the dollar and enjoyed strong inventory management; the firm's shares almost quadrupled in value during 2009. Lamar Advertising, which focuses on billboards, managed to maintain profit margins despite a weak advertising environment.

Stock selection in the consumer staples sector also contributed to the Fund's progress in 2009, supplemented by a beneficial underweight position in the sector. Much of the outperformance was attributable to the Fund's position in Whole Foods Market, which reported stronger-than-expected same-store sales and overall earnings as a result of a strong cost-control initiative. Since the company did not have a particular focus on cost controls before the recession, there was significant room for improvement. Overall, however, we tend to hold an underweight allocation in this sector, focusing mainly on the food and staples retailing industry.

Subadviser outlook
The market's recent rally was one of the most significant on record. In retrospect, it is clear that stock prices had been factoring in a depression; consequently, investors reacted positively when it appeared that the worst-case scenario had been avoided. We caution, however, that full recovery is likely to be a multi-year process, requiring major structural adjustments. A particular challenge here is the public debt, which seems unlikely to come under control. Our view is that it could have significant ramifications for the U.S. economy.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Global Payments, Inc.	1.6%
Expedia, Inc.	1.5%
AMETEK, Inc.	1.5%
Marriott International, Inc. Class A	1.4%
Western Union Co.	1.4%
Juniper Networks, Inc.	1.4%
Agnico-Eagle Mines Ltd.	1.2%
Cephalon, Inc.	1.2%
Roper Industries, Inc.	1.2%
McDermott International, Inc.	1.2%
13.6%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	23.8%
Technology	15.0%
Industrial	13.7%
Consumer, Cyclical	12.8%
Communications	11.5%
Financial	9.1%
Energy	6.9%
Basic Materials	1.8%
Utilities	0.9%
Mutual Funds	0.8%
Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%
Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell Midcap Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 6/1/00 - 12/31/09
Class S	45.00%	3.90%	5.19%
Class A	44.23%	3.39%	4.67%
Class A (sales load deducted)*	35.93%	2.17%	4.03%
Class Y	44.96%	3.81%	5.11%
Class L	44.59%	3.65%	4.94%
Russell Midcap Growth Index	46.29%	2.40%	-0.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class N, Class N (CDSC fees deducted) and the Russell Midcap Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	43.79%	3.08%	9.42%
Class N (CDSC fees deducted)*	42.79%	3.08%	9.42%
Russell Midcap Growth Index	46.29%	2.40%	9.23%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund's subadvisers?
The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's managers believe offer potential for long-term growth. The Fund's subadvisers are Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 51% of the Fund's portfolio; and Wellington Management Company, LLP (Wellington Management), which managed approximately 49% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 39.35%, outperforming the 34.47% return of the Russell 2000® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates. The Fund also exceeded the 27.17% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During 2009, investors seemed to recover quickly from the shock of the financial meltdown and once again demonstrated a higher level of risk tolerance and appetite for less financially secure business models than we would have expected. As a result of this behavior, a low-quality rally endured, as investors appeared to ignore profitability levels to focus on stocks that simply dropped the most in the credit crisis. Therefore, small, unprofitable, and highest-in-debt stocks tended to significantly outperform for the year.

For the Fund's Waddell & Reed component, from a sector standpoint, every industry sector produced double-digit gains for the year. Within the benchmark, technology produced the strongest annual returns, which benefited the portfolio, given its overweight position relative to the benchmark in that sector. Underweight positions in the three worst-performing sectors of 2009, financials, industrials, and utilities, also helped the portfolio's performance. Detracting from relative performance was stock selection within the consumer discretionary sector, which could not keep pace with the benchmark selections. In addition, our stock choices in consumer staples also detracted slightly from relative performance.

With respect to the Fund's Wellington Management component, the portfolio benefited from favorable security selection in all sectors. In particular, strong stock selection in industrials, information technology, and financials was a performance driver for the year. Equally important was the Fund's favorable sector allocation, which resulted primarily in an overweight position in consumer discretionary and an underweight stake in health care.

On a stock-specific basis, top contributors to relative performance during the year included SeaGate Technology and Jabil Circuit (information technology); Jarden, TRW Automotive, and Tenneco (consumer discretionary); and Health Management Associates (health care). Stocks that detracted the most from relative returns were Corinthian Colleges (consumer discretionary), Human Genome Science and Celera (health care), CIT Group (financials), and SunPower and Covanta Holding (industrials).

Subadviser outlook
Looking forward, the federal government's liquidity programs have given investors a big confidence boost relative to the stock market, but controversy continues over whether these initiatives are sufficient for lasting recovery and economic expansion. Still bothersome to us is the potential residual effect of high unemployment on housing, incomes, consumption, and debt reduction. Uncertainty over government policy and huge deficits is another major concern. With so much debt leverage in all parts of the economy, we feel it is likely that companies will remain downsized and overall consumption could slow. Therefore, we believe companies that can earlier and more substantially produce quality revenue growth independent of government stimulus spending should be able to differentiate themselves in the market.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Consequently, we remain committed to focusing on what we feel are higher-quality growth stocks that we believe have a more structured and sustainable revenue and earnings stream and can grow organically with positive cash flows.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Blackboard, Inc.	2.4%
MICROS Systems, Inc.	2.1%
Blackbaud, Inc.	2.1%
J.B. Hunt Transport Services, Inc.	2.1%
Riverbed Technology, Inc.	1.9%
Allscripts-Misys Healthcare Solutions, Inc.	1.9%
CommVault Systems, Inc.	1.9%
LKQ Corp.	1.8%
Athenahealth, Inc.	1.8%
Alberto-Culver Co.	1.7%
19.7%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Technology	22.7%
Consumer, Non-cyclical	21.4%
Consumer, Cyclical	19.4%
Industrial	14.7%
Communications	8.8%
Financial	4.1%
Energy	4.0%
Basic Materials	1.1%
Utilities	0.8%
Mutual Funds	0.4%
Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%
Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Ten Year Average Annual 1/1/00 - 12/31/09
Class S	39.35%	2.42%	0.59%
Class A	38.65%	1.87%	0.06%
Class A (sales load deducted)*	30.68%	0.67%	-0.53%
Class Y	39.12%	2.26%	0.46%
Class L	38.97%	2.12%	0.31%
Russell 2000 Growth Index#	34.47%	0.87%	-1.37%
Russell 2000 Index	27.17%	0.51%	3.51%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index and the Russell 2000 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	38.28%	1.57%	8.34%
Class N (CDSC fees deducted)*	37.28%	1.57%	8.34%
Russell 2000 Growth Index#	34.47%	0.87%	8.53%	+
Russell 2000 Index	27.17%	0.51%	8.65%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Small Company Growth Fund, and who are the Fund's subadvisers?
The Fund seeks long-term capital appreciation by investing primarily in common stocks and equity securities of smaller companies that the Fund's subadvisers believe offer potential for long-term growth. The Fund's subadvisers are Eagle Asset Management, Inc. (Eagle), which was responsible for approximately 80% of the Fund's portfolio; and The Boston Company Asset Management, LLC (The Boston Company), which managed approximately 20% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 31.40%, trailing the 34.47% return of the Russell 2000® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's Eagle component, energy, materials, consumer staples, consumer discretionary, and information technology each advanced more than 50% during 2009. On a relative basis, energy, materials, and consumer staples were positive contributors to the portfolio's performance. Strong stock selection benefited each of these sectors and an overweight position in materials relative to the benchmark magnified the portfolio's results in that sector. The three strongest stocks for the year were Huntsman, Rovi, and American Medical Systems. Chemical producer Huntsman was the best-performing stock within the portfolio, with its return of more than 250%. This highly cyclical company rose in anticipation of an economic recovery and due to its cost-reduction program. Rovi, a provider of solutions that enable digital-product protection, advanced in the first three quarters of 2009 as a result of excitement about a significant new contract, strong financial performance, and increased guidance. American Medical Systems benefited from increased new-product flow and operational efficiency, and a new management team that enhanced the company's margins and growth rate.

On an absolute basis, financials traded down during the year, and health care, financials, and information technology detracted from relative returns. The worst-performing stocks for the year were EMS Technologies, Thoratec, and Northwest Pipe.

For The Boston Company component of the Fund, the portfolio benefited in 2009 from its holdings in the energy and telecommunication services sectors, although it underperformed relative to the benchmark in the health care, information technology, financials, and consumer discretionary sectors. The portfolio did well in the equipment and services area, supported by strength in companies such as Dril-Quip, Natco Group, and Oil States International. Telecommunication services was driven by Neutral Tandem, which provides advanced tandem interconnection services principally to wireless, wireline, cable telephony, and Voice over Internet Protocol (VoIP) companies. Conversely, the portfolio was hurt in the health care area. Stocks within that sector underperformed the market, as investors continuously grappled with the uncertainty driven by the constantly changing direction of the Washington reform discussion. This was magnified by investors rotating into more economically sensitive sectors to position themselves for a recovery from the recession. Within information technology, while the portfolio was positioned in the early cyclical areas, such as semiconductors and equipment, it lagged in the Internet software and services, software, and peripherals segments, which are typically tied to late-in-the-economic-cycle strength.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Subadviser outlook
In our view, continued government stimulus, stabilization of home prices, strong growth from emerging markets, and easy economic comparisons should lead to further strength in equity markets. We believe U.S. government policy will keep short-term rates low through the mid-term elections, with some increase in long-term rates possible. Over the long term, we believe government spending will be somewhat inflationary and, while we don't take very large sector bets, we have established a modest overweight in hard commodities (e.g., oil and materials). At year-end, we held an underweight position in consumer staples because we see few growth-oriented companies in that sector that also allow us to maintain our valuation discipline.

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Huntsman Corp.	2.7%
Lufkin Industries, Inc.	2.5%
Cash America International, Inc.	2.5%
Genesco, Inc.	2.2%
Thoratec Corp.	2.1%
Varian Semiconductor Equipment Associates, Inc.	2.0%
Rovi Corp.	1.9%
DTS, Inc.	1.8%
American Medical Systems Holdings, Inc.	1.8%
Bally Technologies, Inc.	1.8%
21.3%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	27.8%
Technology	21.9%
Consumer, Cyclical	17.6%
Industrial	13.6%
Basic Materials	4.8%
Energy	4.6%
Financial	4.5%
Communications	4.1%
Mutual Funds	0.6%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/01 - 12/31/09
Class S	31.40%	-2.14%	0.45%
Class A	30.85%	-2.56%	-0.01%
Class A (sales load deducted)*	23.33%	-3.70%	-0.75%
Class Y	31.34%	-2.18%	0.39%
Class L	31.08%	-2.30%	0.26%
Russell 2000 Growth Index	34.47%	0.87%	2.69%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class N, Class N (CDSC fees deducted) and the Russell 2000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	30.37%	-2.85%	5.04%
Class N (CDSC fees deducted)*	29.37%	-2.85%	5.04%
Russell 2000 Growth Index	34.47%	0.87%	8.53%	++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/02.

++ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Emerging Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Emerging Growth Fund, and who are the Fund's subadvisers?
The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above-average rates. The Fund's subadvisers are Essex Investment Management Company, LLC (Essex), which was responsible for approximately 62% of the Fund's portfolio; and Insight Capital Research & Management, Inc. (Insight Capital), which oversaw approximately 38% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 15.63%, underperforming the 34.47% return of the Russell 2000® Growth Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and forecasted growth rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's Insight Capital component, the precipitous, low-quality equity market rally that spanned the last eight months of 2009 proved to be a difficult market for Insight Capital's investment process. Throughout that time frame, the portfolio continued to own higher-quality growth companies that did not advance as far as their lower-quality peers.

In the first quarter of 2009, the Insight Capital component portfolio underperformed the benchmark as the equity rally gained steam in late March. The second quarter of the year was particularly difficult for Insight Capital's style, as the market advanced more than 20%, led by companies representing the smallest market capitalizations. More than 60% of the benchmark performance came from companies with market capitalization of less than $650 million. The rally continued in the third quarter of 2009, and the market advanced almost 16%. The portfolio performed strongly during this time frame, but did not quite keep up with the benchmark. The portfolio did, however, benefit from strong performance in Green Mountain Coffee Roasters, which continued to see strong growth from its Keurig single-cup coffee maker product line. In the fourth quarter of 2009, the benchmark was up slightly more than 4% and Insight Capital's portfolio underperformed the benchmark by approximately 0.50%. The last half of October saw a market decline of almost 10% and portfolio companies traded off by an even higher percentage. The Insight Capital portfolio outperformed the benchmark in November and December, though not enough to make up for the October deficit.

For the Fund's Essex component, portfolio holdings in the industrials and energy sectors rebounded during 2009, based on expectations of an economic recovery. The Essex portfolio consistently maintained an underweight position relative to the benchmark in traditional energy, preferring to channel its resources to alternative energy investments, a focus that helped drive particularly strong returns in producer durables. Stock selection was weak in materials, as benchmark returns in the sector were primarily driven by industry groups in which the Essex portfolio does not have significant exposure. Financials experienced a robust turnaround in the middle of the period, and the portfolio's favorable returns were driven by exposure to brokerage and e-commerce growth.

Technology stocks rose dramatically over the 12-month period, and expectations for a turnaround in cyclical demand continued to propel the sector. This performance was consistent with Essex's view that technology shares would lead the recovery, and the Essex component's overweight position contributed meaningfully to portfolio returns for the full year. Stock selection also had a favorable influence, with hH Holdings in software companies leading the way. The portfolio's underweight position in semiconductors partially offset gains elsewhere in the technology sector, as semiconductors rallied significantly on an improving outlook for 2010.

Sector returns in health care moderated in 2009, lagging the overall market as investors dealt with the uncertainties of political reform. The portfolio performed in line with the benchmark in that sector, with

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

pharmaceuticals being the best-performing area, followed by biotechnology and health services. The portfolio underperformed in consumer discretionary. Performance in retail was negatively impacted by the portfolio's underweight position, as retail stocks rallied substantially later in the year. Finally, the less cyclical education sector lagged later in 2009, as investors worried about possible negative regulatory changes.

Subadviser outlook
While the pace of recovery is likely to remain uneven over the next few quarters, we believe the positives of inventory restocking, rising exports to developing countries, and unspent government stimulus funds outweigh the negative potential of deleveraging. Our expectations of a benign interest rate environment in 2010, coupled with an abundance of cash looking for higher returns, should continue to provide support to equity prices. Unexpected economic setbacks, worries about the U.S. budget deficit, and the speed by which the U.S. monetary authorities retreat from their accommodative policies will likely test financial markets. More importantly, further advances in stocks will require increasing earnings, and the outlook, in our view, remains encouraging. We believe corporate profits have the potential to surprise on the upside in 2010, as operating leverage in an expanding global economy could be significant.

MassMutual Select Emerging Growth Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Veeco Instruments, Inc.	2.3%
Blackboard, Inc.	2.1%
SXC Health Solutions Corp.	1.8%
Perrigo Co.	1.8%
Trina Solar Ltd. Sponsored ADR (Cayman Islands)	1.6%
NutriSystem, Inc.	1.6%
Alliance Data Systems Corp.	1.6%
NICE Systems Ltd. ADR	1.5%
Kaydon Corp.	1.5%
IHS, Inc. Class A	1.5%
17.3%

MassMutual Select Emerging Growth Fund Sector Table (% of Net Assets) on 12/31/09 (Unaudited)
Consumer, Non-cyclical	31.5%
Communications	16.1%
Consumer, Cyclical	16.0%
Technology	15.1%
Industrial	10.3%
Energy	4.4%
Financial	2.7%
Basic Materials	2.4%
Warrants	0.0%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MassMutual Select Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Emerging Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Russell 2000 Growth Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/00 - 12/31/09
Class S	15.63%	-3.56%	-6.86%
Class A	15.14%	-4.02%	-7.33%
Class A (sales load deducted)*	8.52%	-5.15%	-7.89%
Class Y	15.51%	-3.59%	-6.94%
Class L	15.29%	-3.78%	-7.11%
Russell 2000 Growth Index	34.47%	0.87%	-1.24%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Diversified International Fund, and who is the Fund's subadviser?
The Fund seeks growth of capital over the long term by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund's subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 40.70%, underperforming the 41,45% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex-U.S. (the "benchmark"), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
During 2009, an overweight position relative to the benchmark in the telecommunications sector, which lagged the market for the year, hampered portfolio returns, as did stock selection within the sector. Detractors from the Fund's 2009 performance included Nippon Telegraph & Telecommunications, Sumitomo Mitsui, and Centrica. The Fund's overweight position in the financials and technology sectors contributed positively to its performance. Our stock selection was strong in the capital equipment industry and in the financials and technology sectors. Top contributors on a stock-specific basis included Samsung Electronics, Nissan Motor, and United Microelectronic.

Even as the global economic backdrop improved in 2009, our view was that significant risks still remained. Consequently, since we did not expect the overall market to rise in a straight line, we aligned the portfolio for exposure to a diverse set of risk and return opportunities. For example, during the year, we gained significant exposure to many attractively valued, cyclically sensitive companies — while still seeking to exploit changing industry dynamics and allowing our focus to include many individual companies that were re-engineering their operations to restore profitability to industry norms. Overall, as the earnings recovery gathered momentum, we sought to concentrate portfolio risk in those companies with the highest return potential, in our view.

Subadviser outlook
After 2009's dramatic market rebound, we see the market moving from a phase in which investors rewarded companies for simply avoiding bankruptcy to one in which they expect a revival of earnings. A pick-up in earnings is already being achieved by some firms, albeit mainly due to cost-cutting rather than top-line sales growth. But with the macroeconomic environment improving and business and consumer confidence returning, we expect sales growth to be an increasing driver of stock prices in 2010.

In our view, we will ultimately reach a point in the cycle of solid economic growth and widespread corporate earnings growth across sectors. But this typically takes several years to materialize. In the meantime, we are using our deep quantitative and fundamental research to find companies whose earnings power and cash generation we believe are underpriced by the market.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Royal Dutch Shell PLC Class A	3.0%
Samsung Electronics Co., Ltd.	2.6%
Vodafone Group PLC	2.4%
LUKOIL OAO Sponsored ADR (Russia)	2.2%
Sanofi-Aventis	1.8%
GlaxoSmithKline PLC	1.8%
BNP Paribas	1.7%
Banco Santander SA	1.6%
Bayer AG	1.5%
Novartis AG	1.5%
20.1%

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 12/31/09 (Unaudited)
United Kingdom	16.4%
France	12.4%
Germany	11.4%
Japan	10.1%
Republic of Korea	5.7%
Italy	4.1%
Australia	4.0%
Brazil	3.8%
Canada	3.6%
Russia	3.0%
Netherlands	2.6%
Taiwan	2.5%
Switzerland	2.4%
Israel	2.1%
Spain	1.9%
Turkey	1.6%
South Africa	1.5%
Finland	1.3%
Norway	1.2%
China	1.1%
Denmark	0.9%
Hungary	0.6%
Netherlands Antilles	0.6%
Kazakhstan	0.4%
Cayman Islands	0.4%
Sweden	0.4%
Bermuda	0.3%
Belgium	0.0%
Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%
Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI ACWI ex-U.S.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 12/14/06 - 12/31/09
Class S	40.70%	-9.74%
Class A	39.60%	-10.23%
Class A (sales load deducted)*	31.57%	-11.96%
Class Y	40.65%	-9.82%
Class L	40.55%	-9.89%
Class N	39.98%	-10.37%
Class N (CDSC fees deducted)*	38.98%	-10.37%
MSCI ACWI ex-U.S.	41.45%	-3.49%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/07.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Overseas Fund, and who are the Fund's subadvisers?
The Fund seeks growth of capital over the long term by investing in both foreign and domestic equity securities. The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund's three subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 50% of the Fund's portfolio; Harris Associates L.P. (Harris), which oversaw approximately 28% of the Fund's portfolio; and AllianceBernstein L.P. (AllianceBernstein), which managed approximately 22% of the Fund's portfolio, as of December 31, 2009.

How did the Fund perform during the 12 months ended December 31, 2009?
The Fund's Class S shares returned 41.77%, outpacing the 31.78% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index (the "benchmark"), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
With respect to the Fund's MFS component, stock selection was the primary driver of the portfolio's performance relative to the benchmark. Stock selection was particularly important within the retail sector, where a key factor in positive relative performance was the portfolio's overweight position relative to the benchmark in select companies, such as the strong-performing luxury goods company LVMH Moët Hennessy Louis Vuitton (France), British luxury clothing retailer Burberry Group, and Hong Kong-based export trading company Li & Fung. The portfolio's underweight position in the utilities and communications sector was another performance driver, as this sector significantly underperformed the benchmark. Conversely, the portfolio's underweight position and stock selection within the strong-performing financial services sector detracted from its relative performance for the year. Reinsurance company Swiss Re (Switzerland), which significantly underperformed the benchmark, was among the portfolio's top detractors. On the other hand, failure to hold financial services firm Banco Santander S.A. (Spain) also hurt relative results, as this stock outperformed.

With regard to the Fund's Harris component, stock selection accounted for all of the portfolio's significant outperformance for the year. Holdings in Switzerland were particularly strong, and positions in companies in Japan, France, and the U.K. also added significant value. In terms of absolute performance, the cumulative returns for holdings in all countries were impressive, as the portfolio held some stocks that posted double- and triple-digit gains for the year. The portfolio's country weightings pulled back overall relative results slightly, with an underweight allocation to Australia as the main detractor. A lack of exposure to Hong Kong, Singapore, and Norway also weighed on relative performance.

For the Fund's AllianceBernstein component, the portfolio's overweight position in the financials and consumer cyclicals sectors contributed to its outperformance during 2009. Stock selection was strong in both the capital equipment industry and the financials and technology sectors. Top contributors included Nissan Motor, Credit Suisse, and Deutsche Bank. An overweight position in the telecommunications sector, which lagged the market for the year, hampered portfolio returns, as did stock selection within the sector. Detractors from the Fund's 2009 performance included Nippon Telegraph & Telecommunications, Nokia, and Telecom Italia.

Subadviser outlook
After 2009's dramatic market rebound, in our view, the market is moving from a phase in which investors rewarded companies for simply avoiding bankruptcy to one in which they expect a revival of earnings. A pick-up in earnings is already being achieved by some firms, albeit mainly due to cost-cutting rather than top-line sales growth. But with the macroeconomic environment improving and business and consumer confidence returning, we expect sales growth to be an increasing driver of stock prices in 2010.

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

As this new phase of the cycle unfolds, we expect to benefit by identifying the likely winners that are often hidden by the uncertainty that tends to pervade the market as it recovers from a period of turmoil — a point highlighted by the unusual degree of dispersion among sell-side earnings estimates.

Ultimately, in our view, we'll reach a point in the cycle of solid economic growth and widespread corporate earnings growth across sectors. But this typically takes several years to materialize. In the meantime, we are using our deep quantitative and fundamental research to find companies whose earnings power and cash generation we believe are underpriced by the market.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Nestle SA	2.6%
LVMH Moet Hennessy Louis Vuitton SA	2.2%
Roche Holding AG	2.1%
Reckitt Benckiser Group PLC	1.8%
Linde AG	1.8%
Bayer AG	1.6%
Diageo PLC	1.6%
Canon, Inc.	1.6%
Samsung Electronics Co., Ltd.	1.5%
Compagnie Financiere Richemont AG Class A	1.5%
18.3%

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 12/31/09 (Unaudited)
United Kingdom	17.5%
France	14.9%
Switzerland	14.1%
Japan	12.6%
Germany	11.5%
Netherlands	5.0%
Canada	3.3%
Republic of Korea	2.3%
Italy	1.7%
Mexico	1.7%
Australia	1.6%
Taiwan	1.2%
Bermuda	1.1%
United States	1.1%
Spain	0.9%
India	0.9%
Sweden	0.8%
Brazil	0.8%
Russia	0.6%
South Africa	0.6%
Israel	0.6%
Singapore	0.5%
Turkey	0.5%
Czech Republic	0.4%
Hong Kong	0.3%
Ireland	0.3%
China	0.3%
Austria	0.3%
Finland	0.3%
Norway	0.2%
Denmark	0.2%
Poland	0.2%
Kazakhstan	0.1%
Cayman Islands	0.1%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 5/1/01 - 12/31/09
Class S	41.77%	5.14%	4.52%
Class A	41.24%	4.73%	4.10%
Class A (sales load deducted)*	33.12%	3.50%	3.39%
Class Y	41.74%	5.08%	4.46%
Class L	41.70%	4.98%	4.35%
MSCI EAFE Index	31.78%	3.54%	4.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Select Overseas Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/02 - 12/31/09
Class N	40.87%	4.43%	9.67%
Class N (CDSC fees deducted)*	39.87%	4.43%	9.67%
MSCI EAFE Index	31.78%	3.54%	10.27%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement Series – Portfolio Manager Report

What are the investment objectives of the Funds that constitute the MassMutual Select Destination Retirement Series, and who is the Series' investment adviser?
The MassMutual Select Destination Retirement Series comprises six Funds — each of which has a "fund of funds" structure. The six Funds are Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund, and Destination Retirement 2050 Fund. Destination Retirement Income Fund seeks to achieve high current income and, as a secondary objective, capital appreciation. All other Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund invests in a combination of equity, fixed-income and money market funds as well as certain "other" funds that pursue commodity-related strategies, ("Underlying Funds") advised primarily by Massachusetts Mutual Life Insurance Company (MassMutual) or a control affiliate of MassMutual, using a specific asset allocation strategy, which varies by Fund, as described below. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MassMutual, and OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI).

Each Fund's assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•Destination Retirement Income Fund: Assets are allocated among Underlying Funds according to a stable target asset allocation strategy that emphasizes fixed-income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•Destination Retirement 2010/2020/2030/2040/2050 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and certain other funds and 65% in fixed-income funds, including money market funds (approximately 15 years after the target retirement date).

How did each Fund perform during the 12 months ended December 31, 2009?
For the 12 months ended December 31, 2009, each Fund's return is shown below. Also shown are the returns of each Fund's Custom Index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

Destination Retirement Income Fund	Custom Index	Lipper Balanced Fund Index	Barclays Capital U.S. Aggregate Bond Index	S&P 500 Index
20.05%	13.64%	23.35%	5.93%*	26.46%
Destination Retirement 2010 Fund
25.14%	19.28%	23.35%	5.93%*	26.46%
Destination Retirement 2020 Fund
30.84%	24.86%	23.35%	5.93%	26.46%*
Destination Retirement 2030 Fund
33.59%	27.43%	23.35%	5.93%	26.46%*
Destination Retirement 2040 Fund
34.11%	28.43%	23.35%	5.93%	26.46%*
Destination Retirement 2050 Fund
34.58%	28.66%	23.35%	5.93%	26.46%*
*Benchmark return

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

All of the Destination Retirement Funds outperformed their respective Custom Indexes for the 12-month period. Of the six Destination Retirement Funds, only Destination Retirement Income and the 2010 Fund underperformed the S&P 500 Index. And only Destination Retirement Income trailed the Lipper Balanced Fund Index. Conversely, all Destination Retirement Funds (each of which has a stock component) outpaced the Barclays Capital U.S. Aggregate Bond Index for the one-year time frame.

Custom Destination Indexes

•The Custom Destination Income Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®), Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute Destination Retirement Income Fund.

•The Custom Destination 2010 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap), Barclays Capital U.S. Aggregate Bond and T-Bill Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute Destination Retirement 2010 Fund.

•The Custom Destination 2020 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute Destination Retirement 2020 Fund.

•The Custom Destination 2030 Index comprises the MSCI EAFE, Dow Jones Wilshire 5000 (full cap) and Barclays Capital U.S. Aggregate Bond Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute Destination Retirement 2030 Fund.

•The Custom Destination 2040 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute Destination Retirement 2040 Fund.

•The Custom Destination 2050 Index comprises the MSCI EAFE and Dow Jones Wilshire 5000 (full cap) Indexes. The weightings of each Index can vary, depending on the weightings of the underlying mutual funds that constitute Destination Retirement 2050 Fund.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds' performance
During 2009, each of the Destination Retirement Series Funds benefited from a sharp rebound in financial markets, as stocks and most sectors of the bond market, with the exception of U.S. Treasury bonds, posted significant gains. Investors grappled with a whirlwind of U.S. government involvement in the economy and financial markets, but gained confidence that the emergency measures implemented were enough to head off a total economic collapse.

The ratio of equity to fixed-income holdings was the primary factor in each Fund's performance. Those Destination Retirement Series Funds with a higher percentage of equity funds posted the strongest results for the year.

The Destination Series benefited from exposure to areas such as inflation-protected securities, corporate bonds, mortgage-backed securities, and foreign bonds through our fixed-income fund holdings. During the year, investor fears of deflation faded as credit once again began to flow. Corporate bonds rallied on improved market dynamics and economic prospects. Mortgage-backed securities rallied partly due to direct purchases by the Federal Reserve (the "Fed"). With the Fed holding down interest rates, foreign bonds were relative winners due to their comparatively higher yields.

The entire group of underlying fixed-income funds outperformed the Barclays Capital U.S. Aggregate Bond Index. Stand-out contributors in this group included Premier High Yield Fund, which lagged its benchmark, but still posted strong absolute gains. Another strong performer was Select Strategic Bond

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

Fund. Our decision to decrease exposure to Premier Money Market Fund and increase exposure to Premier Short-Duration Bond Fund also aided results and was driven by the unique environment in which money market rates were near zero due to Fed interest rate policy.

The performance of the equity components of the Destination Series Funds was generally strong. Exposure to emerging markets through Premier Strategic Emerging Markets Fund was a positive. These markets had posted losses in 2008 that were, in many cases, larger than those of U.S. markets despite better secular growth characteristics. Countries such as China showed increased economic growth early in 2009 and consequently, their stock prices moved higher quickly.

Within equities, the ability of some of the Underlying Funds to add value versus their benchmarks aided performance. Select Focused Value Fund delivered gains of more than 50%. Select Aggressive Growth Fund, Select Mid Cap Growth Equity II Fund and Select Overseas Fund were also major contributors.

As 2009 began, we believed that the Destination Series was well positioned, largely due to the risk management architecture we put in place three years ago. We are pleased to see our disciplined approach deliver benefits. Going forward, we do not anticipate major adjustments to our strategy, but remain alert to make changes when necessary as market conditions warrant.

Investment adviser outlook
The rally of 2009 clearly signaled a new chapter following the market meltdown of 2008. Unlike a year ago, financial markets are functioning and businesses are beginning to operate more normally. In sharp contrast to the market crash of 1929 and subsequent Great Depression, fiscal and monetary policy was clearly stimulative following the peak of the crisis. This helped prevent a much worse economic collapse, but unemployment spiked and, as of early 2010, remains above 10%. Consumer confidence remains low and business spending cautious in the face of an uncertain regulatory environment and tentative economic growth.

There are many promising signs in the world economy and many reasons to pause. Economic indicators are improving, but clear indications of self-sustaining growth in consumer demand and business spending (including hiring) are still missing. Monetary authorities around the world could remove stimulus too soon or they may wait too long and stoke runaway inflation. As the rules in the financial system are reviewed, there are risks of well meaning, but overly restrictive policies — or that populist outrage will generate punitive, but ultimately harmful, policies. Avoiding policy mistakes is key to future economic growth, and a healthy long-term growth rate would go a long way towards making the structural problems in the U.S. less daunting.

As we begin 2010, risky assets such as equities and corporate bonds are no longer cheap, nor are they clearly expensive. U.S. Treasury investors have to be concerned about future inflation risks following massive monetary stimulus. We believe that future returns hinge on long-term growth in the U.S. and global economies. We also believe that this is the most likely outcome, but by no means guaranteed. Our disciplined approach acknowledges that uncertainty and risk are realities that must be managed.

MassMutual Select Destination Retirement Series – Portfolio Manager Report (Continued)

MassMutual Select Destination Retirement Income Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	33.4%
Fixed Income Funds	66.7%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select Destination Retirement 2010 Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	54.4%
Fixed Income Funds	45.7%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select Destination Retirement 2020 Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	79.5%
Fixed Income Funds	20.6%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select Destination Retirement 2030 Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	89.6%
Fixed Income Funds	10.5%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select Destination Retirement 2040 Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	93.8%
Fixed Income Funds	6.3%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Select Destination Retirement 2050 Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equity Funds	95.4%
Fixed Income Funds	4.9%
Total Long-Term Investments	100.3%
Other Assets and Liabilities	(0.3)%
Net Assets	100.0%

MassMutual Select Destination Retirement Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/03 - 12/31/09
Class S	20.05%	2.96%	3.58%
Class A	19.61%	2.58%	3.19%
Class A (sales load deducted)*	12.73%	1.37%	2.18%
Class Y	20.18%	2.93%	3.56%
Class L	19.90%	2.83%	3.45%
Class N	19.27%	2.25%	2.87%
Class N (CDSC fees deducted)*	18.27%	2.25%	2.87%
Barclays Capital U.S. Aggregate Bond Index#	5.93%	4.97%	4.86%	+
S&P 500 Index	26.46%	0.42%	2.09%	+
Lipper Balanced Fund Index	23.35%	2.63%	3.67%	+
Custom Destination Income Index	13.64%	3.61%	4.16%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination Income Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2010 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/03 - 12/31/09
Class S	25.14%	2.12%	3.04%
Class A	24.56%	1.70%	2.62%
Class A (sales load deducted)*	17.40%	0.50%	1.61%
Class Y	25.17%	2.07%	2.99%
Class L	25.03%	1.96%	2.89%
Class N	24.39%	1.42%	2.33%
Class N (CDSC fees deducted)*	23.39%	1.42%	2.33%
Barclays Capital U.S. Aggregate Bond Index#	5.93%	4.97%	4.86%	+
S&P 500 Index	26.46%	0.42%	2.09%	+
Lipper Balanced Fund Index	23.35%	2.63%	3.67%	+
Custom Destination 2010 Index	19.28%	2.85%	3.71%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index and the Custom Destination 2010 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2020 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/03 - 12/31/09
Class S	30.84%	1.29%	2.72%
Class A	30.38%	0.91%	2.33%
Class A (sales load deducted)*	22.88%	-0.28%	1.33%
Class Y	30.88%	1.26%	2.68%
Class L	30.84%	1.16%	2.59%
Class N	29.92%	0.60%	2.02%
Class N (CDSC fees deducted)*	28.92%	0.60%	2.02%
S&P 500 Index#	26.46%	0.42%	2.09%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.86%	+
Lipper Balanced Fund Index	23.35%	2.63%	3.67%	+
Custom Destination 2020 Index	24.86%	2.03%	3.33%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2020 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2030 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/03 - 12/31/09
Class S	33.59%	0.74%	2.64%
Class A	32.82%	0.32%	2.21%
Class A (sales load deducted)*	25.18%	-0.87%	1.21%
Class Y	33.49%	0.68%	2.58%
Class L	33.23%	0.60%	2.49%
Class N	32.61%	0.04%	1.92%
Class N (CDSC fees deducted)*	31.61%	0.04%	1.92%
S&P 500 Index#	26.46%	0.42%	2.09%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.86%	+
Lipper Balanced Fund Index	23.35%	2.63%	3.67%	+
Custom Destination 2030 Index	27.43%	1.54%	3.27%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2030 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2040 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Five Year Average Annual 1/1/05 - 12/31/09	Since Inception Average Annual 12/31/03 - 12/31/09
Class S	34.11%	0.83%	2.88%
Class A	33.70%	0.43%	2.48%
Class A (sales load deducted)*	26.01%	-0.75%	1.47%
Class Y	33.95%	0.78%	2.83%
Class L	33.95%	0.68%	2.73%
Class N	33.07%	0.12%	2.16%
Class N (CDSC fees deducted)*	32.07%	0.12%	2.16%
S&P 500 Index#	26.46%	0.42%	2.09%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.86%	+
Lipper Balanced Fund Index	23.35%	2.63%	3.67%	+
Custom Destination 2040 Index	28.43%	1.69%	3.60%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2040 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Destination Retirement 2050 Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Destination Retirement 2050 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index.

TOTAL RETURN
	One Year 1/1/09 - 12/31/09	Since Inception Average Annual 12/17/07 - 12/31/09
Class S	34.58%	-9.25%
Class A	34.39%	-9.49%
Class A (sales load deducted)*	26.66%	-12.07%
Class Y	34.53%	-9.28%
Class L	34.44%	-9.35%
Class N	33.68%	-9.85%
Class N (CDSC fees deducted)*	32.68%	-9.85%
S&P 500 Index#	26.46%	-10.74%	+
Barclays Capital U.S. Aggregate Bond Index	5.93%	5.59%	+
Lipper Balanced Fund Index	23.35%	-4.57%	+
Custom Destination 2050 Index	28.66%	-9.79%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Destination 2050 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

	Number of Shares	Value
EQUITIES – 0.3%
COMMON STOCK – 0.0%
Pipelines – 0.0%
Semgroup Corp. Class A (a)	245	$7,576
TOTAL COMMON STOCK (Cost $7,576)		7,576
PREFERRED STOCK – 0.3%
Auto Manufacturers – 0.0%
Motors Liquidation Co.	5,000	26,900
Banks – 0.3%
GMAC, Inc. (b)	753	496,321
U.S. Government Agencies – 0.0%
Federal Home Loan Mortgage Corp.	42,725	44,861
Federal National Mortgage Association	29,475	32,423
Federal National Mortgage Association	1,300	1,755
		79,039
TOTAL PREFERRED STOCK (Cost $2,096,807)		602,260
CONVERTIBLE PREFERRED STOCK – 0.0%
Auto Manufacturers – 0.0%
Motors Liquidation Co. Series C	6,475	35,613
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $149,913)		35,613
TOTAL EQUITIES (Cost $2,254,296)		645,449
	Principal Amount
BONDS & NOTES – 97.9%
CORPORATE DEBT – 37.9%
Advertising – 0.0%
Lamar Media Corp. Series B 6.625% 8/15/15	$20,000	19,200
Aerospace & Defense – 0.2%
The Boeing Co. 4.875% 2/15/20	100,000	100,271
The Boeing Co. 6.000% 3/15/19	200,000	217,033
L-3 Communications Corp. 6.375% 10/15/15	100,000	100,375
		417,679
Agriculture – 0.1%
Reynolds American, Inc. 6.750% 6/15/17	215,000	222,655
Reynolds American, Inc. 7.250% 6/01/12	60,000	65,959
		288,614
Airlines – 0.2%
Delta Air Lines, Inc. 6.821% 8/10/22	350,141	334,384
United Air Lines, Inc. 9.750% 1/15/17	160,000	163,200
		497,584
Auto Manufacturers – 0.6%
DaimlerChrysler Finance North America LLC 5.875% 3/15/11	380,000	397,318
Motors Liquidation Co. (c) 8.250% 7/15/23	80,000	21,200
Motors Liquidation Co. EUR (c) (d) 8.375% 7/05/33	40,000	11,754
Motors Liquidation Co. (c) 8.375% 7/15/33	3,240,000	874,800
		1,305,072
Banks – 3.6%
BAC Capital Trust XIV VRN 5.630% 12/31/49	30,000	20,700
Bank of America Corp. 7.625% 6/01/19	310,000	358,623
Barclays Bank PLC 5.200% 7/10/14	270,000	286,202
Barclays Bank PLC (b) 6.050% 12/04/17	130,000	132,301
Commonwealth Bank of Australia (b) 3.750% 10/15/14	260,000	260,632
Commonwealth Bank of Australia (b) 5.000% 10/15/19	110,000	109,212
Credit Agricole SA VRN (b) 8.375% 10/13/19	590,000	625,400
Glitnir Banki HF (Acquired 6/15/06, Cost $ 310,000) VRN (b) (e) (c) 6.693% 6/15/16	420,000	42
Glitnir Banki HF (Acquired 7/28/06, Cost $290,000) (b) (c) (e) 6.330% 7/28/11	290,000	60,900
Glitnir Banki HF (Acquired 9/20/07, Cost $98,989) VRN (b) (e) (c) 1.000% 9/30/49	100,000	10
Glitnir Banki HF (Acquired 9/25/07, Cost $389,126) (b) (c) (e) 6.375% 9/25/12	390,000	81,900
Hypothekenbank in Essen (b) 5.000% 1/20/12	100,000	105,970
ICICI Bank Ltd. VRN (b) 6.375% 4/30/22	148,000	132,862
ICICI Bank Ltd. VRN 6.375% 4/30/22	180,000	161,588
Landsbanki Islands HF (Acquired 8/25/06, Cost $669,826) (b) (c) (e) 6.100% 8/25/11	670,000	30,150
Nordea Bank AB (b) 3.700% 11/13/14	380,000	379,267
Rabobank Nederland (b) 11.000% 6/29/49	285,000	347,487
Royal Bank of Scotland Group PLC 5.000% 11/12/13	120,000	107,770
Royal Bank of Scotland Group PLC 5.000% 10/01/14	90,000	79,539
Royal Bank of Scotland Group PLC 5.050% 1/08/15	120,000	104,096

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Royal Bank of Scotland Group PLC 6.400% 10/21/19	$480,000	$478,459
Royal Bank of Scotland Group PLC VRN 7.640% 3/29/49	200,000	108,000
RSHB Capital SA for OJSC Russian Agricultural Bank (b) 6.299% 5/15/17	190,000	191,330
Shinsei Finance Cayman Ltd. VRN (b) 6.418% 1/29/49	400,000	233,000
SunTrust Capital VIII VRN 6.100% 12/01/36	1,120,000	780,098
Wachovia Capital Trust III VRN 5.800% 3/29/49	230,000	175,950
Wachovia Corp. 5.250% 8/01/14	990,000	1,024,908
Wachovia Corp. 5.625% 10/15/16	330,000	337,422
Wells Fargo & Co. 5.300% 8/26/11	180,000	190,635
Wells Fargo Capital 5.950% 12/15/36	600,000	522,000
		7,426,453
Beverages – 0.7%
Anheuser-Busch InBev Worldwide, Inc. (b) 5.375% 1/15/20	390,000	397,901
Diageo Capital PLC 7.375% 1/15/14	820,000	948,587
		1,346,488
Biotechnology – 0.1%
FMC Finance III SA 6.875% 7/15/17	240,000	238,200
Chemicals – 0.0%
Westlake Chemical Corp. 6.625% 1/15/16	40,000	38,250
Coal – 0.0%
Peabody Energy Corp. 6.875% 3/15/13	15,000	15,169
Commercial Services – 0.1%
DI Finance/DynCorp International, Series B 9.500% 2/15/13	35,000	35,438
Service Corp. International 7.500% 4/01/27	135,000	120,150
Service Corp. International 7.625% 10/01/18	10,000	9,900
		165,488
Computers – 0.0%
Sungard Data Systems, Inc. 9.125% 8/15/13	10,000	10,250
Diversified Financial – 11.0%
Aiful Corp. (b) 5.000% 8/10/10	320,000	275,200
American Express Co. VRN 6.800% 9/01/16	220,000	196,900
American Express Credit Corp. 5.125% 8/25/14	950,000	1,001,046
American General Finance Corp. 6.900% 12/15/17	210,000	145,814
The Bear Stearns Cos., Inc. 6.400% 10/02/17	930,000	1,013,775
Boeing Capital Corp. 4.700% 10/27/19	150,000	146,339
Citigroup, Inc. 4.125% 2/22/10	445,000	446,618
Citigroup, Inc. 5.500% 10/15/14	130,000	131,629
Citigroup, Inc. 5.875% 5/29/37	150,000	132,178
Citigroup, Inc. 6.010% 1/15/15	470,000	479,916
Citigroup, Inc. 6.125% 8/25/36	40,000	34,304
Citigroup, Inc. 6.375% 8/12/14	720,000	753,773
Citigroup, Inc. 6.875% 3/05/38	920,000	918,177
Countrywide Financial Corp. 5.800% 6/07/12	10,000	10,615
Countrywide Financial Corp. 6.250% 5/15/16	360,000	366,180
Credit Suisse Guernsey Ltd. VRN 5.860% 5/29/49	200,000	174,000
Federal Agricultural Mortgage Corp. 3.875% 8/19/11	410,000	423,559
Federal Home Loan Banks 1.000% 12/28/11	380,000	377,767
Federal Home Loan Mortgage Corp. 1.375% 1/09/13	330,000	324,159
Federal National Mortgage Association 0.000% 10/09/19	2,280,000	1,238,040
Federal National Mortgage Association 4.625% 5/01/13	950,000	993,440
Federal National Mortgage Association 5.250% 8/01/12	320,000	339,123
Federal National Mortgage Association 6.250% 2/01/11	2,270,000	2,377,110
FIA Card Services NA (b) 7.125% 11/15/12	450,000	489,852
Financing Corp. Fico Strip 0.000% 6/06/13	240,000	217,187
Ford Motor Credit Co. FRN 5.504% 6/15/11	146,000	144,540
Ford Motor Credit Co. 5.700% 1/15/10	190,000	190,007
Ford Motor Credit Co. 12.000% 5/15/15	730,000	846,528
General Electric Capital Corp. VRN 6.375% 11/15/17	1,160,000	1,006,300
General Electric Capital Corp. 6.875% 1/10/39	220,000	227,191
GMAC LLC 0.000% 6/15/15	10,000	5,487
GMAC LLC (b) 6.875% 9/15/11	513,000	505,305
GMAC LLC (b) 7.500% 12/31/13	70,000	67,550
GMAC LLC (b) 8.000% 12/31/18	92,000	80,960
The Goldman Sachs Group, Inc. 4.500% 6/15/10	430,000	437,750
The Goldman Sachs Group, Inc. 5.450% 11/01/12	60,000	64,273
HSBC Finance Corp. 4.625% 9/15/10	460,000	471,419

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
International Lease Finance Corp. 5.625% 9/15/10	$330,000	$326,433
JPMorgan Chase & Co. 5.125% 9/15/14	1,160,000	1,223,525
JPMorgan Chase & Co. 5.150% 10/01/15	600,000	621,327
Kaupthing Bank (Acquired 5/19/06, Cost $149,208) (b) (c) (e) 7.125% 5/19/16	375,000	38
Kaupthing Bank (Acquired 10/6/06, Cost $99,469) (b) (c) (e) 5.750% 10/04/11	100,000	24,750
Kaupthing Bank HF (Acquired 2/28/08, Cost $1,507,428) (b) (c) (e) 7.625% 2/28/15	1,800,000	445,500
Lehman Brothers Holdings Capital Trust VII VRN (c) 5.857% 11/29/49	310,000	93
Lehman Brothers Holdings, Inc. (c) 5.250% 2/06/12	145,000	28,275
Lehman Brothers Holdings, Inc. (c) 6.200% 9/26/14	210,000	40,950
Lehman Brothers Holdings, Inc. (c) 6.500% 7/19/17	440,000	132
Lehman Brothers Holdings, Inc. Series I (c) 6.750% 12/28/17	1,320,000	396
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	118,518
Morgan Stanley Series F 5.625% 1/09/12	660,000	696,513
MUFG Capital Finance 1 Ltd. FRN 6.346% 7/29/49	180,000	163,826
SLM Corp. 5.000% 10/01/13	590,000	542,765
SLM Corp. 5.000% 4/15/15	20,000	17,423
SLM Corp. 5.050% 11/14/14	120,000	108,237
SLM Corp. 5.375% 5/15/14	1,080,000	996,160
SLM Corp. 5.625% 8/01/33	110,000	82,935
TNK-BP Finance SA (b) 7.500% 7/18/16	190,000	194,750
		22,686,557
Electric – 3.8%
The AES Corp. 7.750% 3/01/14	146,000	148,190
The AES Corp. 7.750% 10/15/15	200,000	203,000
The AES Corp. 8.000% 10/15/17	691,000	709,139
Calpine Construction Finance Co. LP (b) 8.000% 6/01/16	180,000	185,400
The Cleveland Electric Illuminating Co. 5.650% 12/15/13	220,000	232,757
The Cleveland Electric Illuminating Co. 5.700% 4/01/17	20,000	20,362
Dominion Resources, Inc. 4.750% 12/15/10	30,000	30,880
Dominion Resources, Inc. 5.700% 9/17/12	600,000	648,366
Duke Energy Corp. 5.625% 11/30/12	705,000	769,655
Edison Mission Energy 7.625% 5/15/27	70,000	47,425
Edison Mission Energy 7.750% 6/15/16	90,000	76,500
Energy Future Holdings Corp. 10.875% 11/01/17	10,000	8,175
Energy Future Holdings Corp. 11.250% 11/01/17	2,687,524	1,901,423
Energy Future Holdings Corp. Series R 6.550% 11/15/34	735,000	340,761
Exelon Corp. 5.625% 6/15/35	350,000	316,499
FirstEnergy Corp. Series B 6.450% 11/15/11	8,000	8,578
FirstEnergy Corp. Series C 7.375% 11/15/31	1,130,000	1,224,809
NRG Energy, Inc. 7.375% 2/01/16	30,000	30,038
NRG Energy, Inc. 7.375% 1/15/17	150,000	150,375
Pacific Gas & Electric Co. 5.800% 3/01/37	130,000	131,756
Pacific Gas & Electric Co. 6.050% 3/01/34	375,000	391,513
Pacific Gas & Electric Co. 8.250% 10/15/18	20,000	24,421
Wisconsin Power & Light Co. 6.375% 8/15/37	140,000	149,176
		7,749,198
Environmental Controls – 0.2%
Waste Management, Inc. 6.375% 11/15/12	400,000	440,045
Foods – 0.0%
The Kroger Co. 6.150% 1/15/20	40,000	42,810
The Kroger Co. 6.400% 8/15/17	30,000	32,773
		75,583
Forest Products & Paper – 0.0%
Abitibi-Consolidated Co. of Canada (b) (c) 13.750% 4/01/11	21,826	21,853
NewPage Corp. 10.000% 5/01/12	70,000	50,050
		71,903
Health Care — Services – 1.0%
Community Health Systems, Inc. 8.875% 7/15/15	150,000	155,250
DaVita, Inc. 6.625% 3/15/13	160,000	160,400
HCA, Inc. 5.750% 3/15/14	84,000	78,960
HCA, Inc. 6.250% 2/15/13	169,000	164,353
HCA, Inc. 6.300% 10/01/12	8,000	8,000
HCA, Inc. 9.625% 11/15/16	358,000	387,535
Roche Holdings, Inc. (b) 6.000% 3/01/19	260,000	285,701
Tenet Healthcare Corp. 9.250% 2/01/15	480,000	511,200
UnitedHealth Group, Inc. 6.000% 2/15/18	130,000	134,283
WellPoint, Inc. 5.875% 6/15/17	50,000	51,513
WellPoint, Inc. 7.000% 2/15/19	150,000	167,764
		2,104,959

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Holding Company — Diversified – 0.1%
Reynolds Group DL Escrow, Inc. /Reynolds Group Escrow LLC (b) 7.750% 10/15/16	$250,000	$255,625
Insurance – 1.0%
American International Group, Inc. 5.850% 1/16/18	120,000	98,464
American International Group, Inc. 6.250% 3/15/87	670,000	368,500
MetLife Capital Trust IV (b) 7.875% 12/15/32	300,000	298,500
MetLife, Inc. 6.400% 12/15/31	440,000	385,000
Teachers Insurance & Annuity Association of America (b) 6.850% 12/16/39	350,000	361,808
The Travelers Cos., Inc. VRN 6.250% 3/15/17	590,000	537,484
		2,049,756
Iron & Steel – 0.1%
Steel Dynamics, Inc. 6.750% 4/01/15	140,000	138,775
Internet – 0.0%
Selectica, Inc (a) 8.750% 11/15/15	95,000	-
Lodging – 0.1%
Boyd Gaming Corp. 7.125% 2/01/16	50,000	43,500
Inn of the Mountain Gods Resort & Casino (c) 12.000% 11/15/10	50,000	20,688
MGM Mirage 6.750% 9/01/12	10,000	8,925
MGM Mirage 7.625% 1/15/17	50,000	38,875
MGM Mirage (b) 10.375% 5/15/14	10,000	10,850
MGM Mirage (b) 11.125% 11/15/17	20,000	22,150
Station Casinos, Inc. (c) 7.750% 8/15/16	200,000	31,250
		176,238
Manufacturing – 0.5%
Tyco International Group SA 6.000% 11/15/13	310,000	339,569
Tyco International Group SA 6.375% 10/15/11	470,000	503,981
Tyco International Group SA 6.750% 2/15/11	80,000	83,964
Tyco International Group SA 6.875% 1/15/21	110,000	123,414
		1,050,928
Media – 2.6%
Comcast Corp. 6.500% 1/15/15	1,405,000	1,574,097
Comcast Corp. 6.500% 1/15/17	440,000	487,108
CSC Holdings, Inc. (b) 8.625% 2/15/19	55,000	59,194
Echostar DBS Corp. 6.625% 10/01/14	45,000	45,394
Echostar DBS Corp. 7.000% 10/01/13	95,000	97,731
Echostar DBS Corp. 7.750% 5/31/15	90,000	94,275
News America, Inc. 6.200% 12/15/34	20,000	20,100
News America, Inc. 6.650% 11/15/37	40,000	42,252
Reed Elsevier Capital, Inc. 8.625% 1/15/19	300,000	365,031
Rogers Cable, Inc. 6.750% 3/15/15	40,000	45,222
Sun Media Corp. 7.625% 2/15/13	25,000	22,781
Time Warner Cable, Inc. 6.200% 7/01/13	290,000	318,552
Time Warner Cable, Inc. 6.750% 6/15/39	180,000	188,515
Time Warner Cable, Inc. 8.250% 4/01/19	530,000	631,280
Time Warner Cable, Inc. 8.750% 2/14/19	90,000	109,690
Time Warner Entertainment Co. LP 8.375% 7/15/33	60,000	71,726
Time Warner, Inc. 6.875% 5/01/12	990,000	1,083,796
TL Acquisitions, Inc. (b) 10.500% 1/15/15	80,000	76,500
		5,333,244
Mining – 1.0%
Barrick Gold Corp. 6.950% 4/01/19	170,000	191,410
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	550,000	630,882
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	250,000	273,750
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	90,000	97,113
Rio Tinto Finance USA Ltd. 6.500% 7/15/18	150,000	164,772
Teck Resources Ltd. 9.750% 5/15/14	20,000	23,075
Teck Resources Ltd. 10.250% 5/15/16	15,000	17,475
Teck Resources Ltd. 10.750% 5/15/19	35,000	41,825
Vale Overseas Ltd. 6.875% 11/21/36	361,000	360,697
Vedanta Resources PLC (b) 8.750% 1/15/14	190,000	194,275
		1,995,274
Oil & Gas – 3.6%
Anadarko Petroleum Corp. 6.450% 9/15/36	570,000	595,290
Chesapeake Energy Corp. 6.375% 6/15/15	40,000	39,200
Chesapeake Energy Corp. 6.500% 8/15/17	40,000	39,200
Chesapeake Energy Corp. 7.250% 12/15/18	125,000	125,938
Conoco Funding Co. 6.350% 10/15/11	210,000	228,472
Conoco, Inc. 6.950% 4/15/29	345,000	391,073
ConocoPhillips 6.500% 2/01/39	460,000	510,527
Hess Corp. 7.300% 8/15/31	615,000	698,877
Hess Corp. 7.875% 10/01/29	90,000	107,942
Hess Corp. 8.125% 2/15/19	330,000	397,966

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kerr-McGee Corp. 6.950% 7/01/24	$290,000	$314,066
Kerr-McGee Corp. 7.875% 9/15/31	580,000	676,474
Noble Energy, Inc. 8.250% 3/01/19	350,000	418,733
Occidental Petroleum Corp. 7.000% 11/01/13	670,000	769,819
OPTI Canada, Inc. 7.875% 12/15/14	150,000	123,000
OPTI Canada, Inc. 8.250% 12/15/14	125,000	102,969
Pemex Project Funding Master Trust 6.625% 6/15/35	623,000	593,190
Petrobras International Finance Co. 5.750% 1/20/20	122,000	124,109
Petrobras International Finance Co. 6.125% 10/06/16	186,000	199,485
Pride International, Inc. 7.375% 7/15/14	40,000	41,300
SandRidge Energy, Inc. (b) 9.875% 5/15/16	160,000	168,400
XTO Energy, Inc. 6.750% 8/01/37	50,000	58,895
XTO Energy, Inc. 7.500% 4/15/12	600,000	669,019
		7,393,944
Oil & Gas Services – 0.2%
Cie Generale de Geophysique-Veritas 7.500% 5/15/15	35,000	34,738
Cie Generale de Geophysique-Veritas 7.750% 5/15/17	195,000	193,537
Complete Production Services, Inc. 8.000% 12/15/16	170,000	167,663
		395,938
Pharmaceuticals – 0.7%
Abbott Laboratories 5.125% 4/01/19	700,000	732,177
Pfizer, Inc. 6.200% 3/15/19	440,000	489,114
Wyeth 5.950% 4/01/37	240,000	250,267
		1,471,558
Pipelines – 1.2%
Dynegy Holdings, Inc. 7.750% 6/01/19	200,000	173,500
El Paso Corp. 7.000% 6/15/17	240,000	238,030
El Paso Corp. 7.800% 8/01/31	9,000	8,473
El Paso Natural Gas Co. 8.375% 6/15/32	349,000	414,465
Kinder Morgan Energy Partners LP 5.000% 12/15/13	100,000	104,981
Kinder Morgan Energy Partners LP 5.850% 9/15/12	20,000	21,524
Kinder Morgan Energy Partners LP 6.000% 2/01/17	230,000	241,480
Kinder Morgan Energy Partners LP 6.750% 3/15/11	40,000	42,301
Kinder Morgan Energy Partners LP 6.950% 1/15/38	100,000	106,576
Kinder Morgan Energy Partners LP 7.125% 3/15/12	20,000	21,809
Southern Natural Gas Co. 8.000% 3/01/32	5,000	5,750
Tennessee Gas Pipeline Co. 7.625% 4/01/37	50,000	56,151
Williams Cos., Inc. 7.750% 6/15/31	210,000	230,289
Williams Cos., Inc. Series A 7.500% 1/15/31	645,000	695,783
		2,361,112
Real Estate Investment Trusts (REITS) – 0.6%
Franchise Finance Corp. of America 8.750% 10/15/10	1,000,000	1,057,743
Ventas Realty LP/Ventas Capital Corp. 6.500% 6/01/16	35,000	33,775
Ventas Realty LP/Ventas Capital Corp. 6.750% 4/01/17	30,000	29,025
		1,120,543
Retail – 0.7%
Amerigas Partners LP 7.250% 5/20/15	30,000	30,000
CVS Caremark Corp. 6.600% 3/15/19	520,000	569,030
CVS Caremark Corp. (Acquired 2/06/07, Cost $301,627) (b) (e) 9.350% 1/10/23	240,000	233,858
CVS Pass-Through Trust (b) 5.298% 1/11/27	14,883	13,604
CVS Pass-Through Trust 5.880% 1/10/28	144,467	133,541
CVS Pass-Through Trust 6.036% 12/10/28	167,052	156,070
CVS Pass-Through Trust 6.943% 1/10/30	115,294	115,344
Suburban Propane Partners LP 6.875% 12/15/13	80,000	80,000
Wal-Mart Stores, Inc. 6.200% 4/15/38	60,000	66,168
		1,397,615
Savings & Loans – 0.7%
AAC Group Holding Corp. STEP (b) 10.250% 10/01/12	40,000	40,100
ASIF Global Financing XIX (b) 4.900% 1/17/13	20,000	18,405
El Paso Performance-Linked Trust (b) 7.750% 7/15/11	620,000	635,600
The Goldman Sachs Capital II VRN 5.793% 12/29/49	460,000	356,500
ILFC E-Capital Trust II VRN (b) 6.250% 12/21/15	10,000	5,200
Resona Preferred Global Securities Cayman Ltd. VRN (b) 7.191% 12/29/49	455,000	372,158
		1,427,963
Semiconductors – 0.0%
Freescale Semiconductor, Inc. 8.875% 12/15/14	10,000	9,175
Telecommunications – 3.0%
America Movil SAB de CV 5.625% 11/15/17	160,000	165,654

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AT&T, Inc. 5.500% 2/01/18	$480,000	$500,840
AT&T, Inc. 5.800% 2/15/19	80,000	85,277
AT&T, Inc. 6.550% 2/15/39	200,000	210,732
BellSouth Corp. 4.750% 11/15/12	10,000	10,678
British Telecom PLC STEP 9.125% 12/15/10	130,000	139,272
Cellco Partnership / Verizon Wireless Capital LLC 8.500% 11/15/18	60,000	74,423
Citizens Communications Co. 7.125% 3/15/19	35,000	33,075
Cricket Communications, Inc. 7.750% 5/15/16	160,000	159,600
Deutsche Telekom International Finance BV 5.750% 3/23/16	390,000	414,123
Intelsat Corp. 9.250% 8/15/14	80,000	82,200
Intelsat Jackson Holdings Ltd. (b) 8.500% 11/01/19	65,000	66,950
Intelsat Jackson Holdings Ltd. 9.500% 6/15/16	30,000	32,100
Koninklijke KPN NV 8.000% 10/01/10	715,000	750,750
Level 3 Financing, Inc. 9.250% 11/01/14	35,000	33,075
Qwest Communications International, Inc. Series B 7.500% 2/15/14	95,000	95,356
Qwest Corp. 6.875% 9/15/33	130,000	114,400
Qwest Corp. 7.500% 10/01/14	55,000	57,131
Rogers Communications, Inc. 6.800% 8/15/18	120,000	134,391
SBC Communications, Inc. 5.100% 9/15/14	230,000	247,402
Sprint Capital Corp. 6.900% 5/01/19	910,000	837,200
Sprint Capital Corp. 8.375% 3/15/12	30,000	31,050
Telecom Italia Capital SA 4.950% 9/30/14	100,000	103,648
Telecom Italia Capital SA 5.250% 10/01/15	310,000	324,120
Verizon Communications, Inc. 6.100% 4/15/18	280,000	304,334
Verizon Communications, Inc. 8.950% 3/01/39	620,000	838,893
Verizon Global Funding Corp. 7.375% 9/01/12	220,000	247,987
Windstream Corp. 8.625% 8/01/16	50,000	50,875
		6,145,536
Transportation – 0.2%
Gulfmark Offshore, Inc. 7.750% 7/15/14	20,000	19,900
Kansas City Southern de Mexico SA de CV 12.500% 4/01/16	150,000	172,500
RailAmerica, Inc. 9.250% 7/01/17	225,000	239,344
		431,744
TOTAL CORPORATE DEBT (Cost $85,264,602)		78,051,660
MUNICIPAL OBLIGATIONS – 0.2%
State of California 7.300% 10/01/39	230,000	216,628
Tennessee Valley Authority 5.250% 9/15/39	210,000	208,079
TOTAL MUNICIPAL OBLIGATIONS (Cost $439,545)		424,707
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 13.3%
Automobile ABS – 0.2%
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	390,000	389,119
Commercial MBS – 2.1%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.179% 9/10/47	840,000	824,326
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 7/10/39	200,000	200,911
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 7/15/30	100,000	100,364
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 4.739% 7/15/30	1,500,000	1,448,568
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 VRN 5.656% 5/12/39	610,000	585,761
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 VRN 5.485% 3/12/51	520,000	419,559
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	900,000	727,022
		4,306,511
Home Equity ABS – 2.3%
ACE Securities Corp., Series 2002-HE3, Class M1 FRN 2.031% 10/25/32	1,349,916	897,842
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 0.463% 12/15/35	169,535	58,852
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F 6.340% 12/15/28	3,054	3,016

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.471% 12/25/36	$1,760,000	$704,534
GSAA Home Equity Trust, Series 2007-6, Class A4 FRN 0.531% 5/25/47	2,520,000	877,625
GSAA Home Equity Trust, Series 2007-5, Class 2A3A FRN 0.551% 4/25/37	2,560,000	921,817
Renaissance Home Equity Loan Trust, Series 2007-2, Class AF6 5.879% 6/25/37	2,100,000	1,042,789
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 2/25/32	145,224	126,348
		4,632,823
Manufactured Housing ABS – 1.3%
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	3,000,000	2,717,151
Student Loans ABS – 0.7%
Bear Stearns Asset Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.631% 12/25/42	220,857	193,385
HSI Asset Securitization Corp. Series 2005-II, Class 2A4 FRN 0.621% 11/25/35	2,400,000	801,807
Lehman XS Trust, Series 2005-5N, Class 1A1 FRN 0.531% 11/25/35	215,899	112,708
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 0.421% 7/25/17	16,668	8,010
SLM Student Loan Trust, Series 2003-7A, Class A5A FRN (b) 1.454% 12/15/33	300,000	292,389
		1,408,299
WL Collateral CMO – 6.7%
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.126% 11/25/34	763,392	627,423
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1 FRN 0.501% 11/25/35	209,271	104,191
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 0.561% 10/25/35	242,547	132,593
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 FRN 0.563% 11/20/35	453,229	239,145
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (b) 0.631% 9/25/35	530,797	387,829
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A3 VRN (b) 5.157% 6/26/35	970,000	667,188
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (b) 0.581% 9/25/35	396,738	207,261
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 VRN 5.162% 10/25/35	481,575	386,319
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 3.985% 2/25/36	275,911	172,990
Impac Secured Assets CMN Owner Trust, Series 2005-2, Class A1 FRN 0.551% 3/25/36	490,521	191,181
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.621% 12/25/34	41,786	20,725
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 VRN 3.194% 9/25/33	1,154,697	938,245
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 VRN 4.845% 1/25/36	487,546	415,249
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1 (b) 5.617% 11/25/35	1,611,780	974,047
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F FRN (b) 0.581% 5/25/35	387,701	280,697
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 5.187% 3/25/36	321,768	203,494
Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A4 6.431% 8/25/36	2,570,000	1,041,033
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (b) 5.500% 5/25/35	620,400	601,885
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (b) 6.000% 5/25/35	249,751	244,405
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (b) 6.000% 5/25/35	1,681,819	1,270,891
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2 6.000% 8/25/36	2,290,000	1,227,781
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.491% 11/25/45	350,698	254,322

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WaMu Mortgage Pass Through Certificates, Series 2005-AR8, Class 1A1A FRN 0.501% 7/25/45	$73,970	$51,899
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.521% 10/25/45	270,362	196,035
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A FRN 1.424% 10/25/46	1,804,415	972,311
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 5.754% 11/25/36	1,940,000	1,399,347
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A3 5.941% 8/25/36	1,050,000	679,016
		13,887,502
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $36,157,105)		27,341,405
SOVEREIGN DEBT OBLIGATIONS – 0.2%
Province of Ontario Canada 4.000% 10/07/19	310,000	296,838
United Mexican States 6.750% 9/27/34	155,000	163,525
		460,363
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $471,649)		460,363
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 26.1%
Pass-Through Securities – 26.1%
Federal Home Loan Mortgage Corp.
Pool #1N1640 5.523% 1/01/37	525,401	549,286
Pool #1N1637 5.554% 1/01/37	1,326,811	1,378,332
Pool #1N2654 5.625% 11/23/35	170,000	167,090
Pool #1J1368 5.802% 10/01/36	708,885	740,568
Federal National Mortgage Association
Pool #888283 5.000% 8/01/34	33,318,641	34,309,091
Pool #735893 5.000% 10/01/35	5,525,757	5,683,976
Pool #709406 5.500% 7/01/33	4,213,701	4,450,064
Pool #888030 5.500% 12/01/36	3,098,778	3,251,781
Pool #908931 5.500% 3/01/37	63,773	66,862
Pool #908921 5.500% 3/01/37	575,614	603,496
Pool #917883 5.500% 5/01/37	48,644	51,001
Pool #937948 5.500% 6/01/37	66,974	70,291
Pool #950385 5.838% 8/01/37	180,658	190,290
Government National Mortgage Association
Pool #487588 6.000% 4/15/29	15,489	16,566
Pool #595077 6.000% 10/15/32	2,887	3,090
Pool #596620 6.000% 10/15/32	2,491	2,666
Pool #598000 6.000% 12/15/32	271	291
Pool #604706 6.000% 10/15/33	335,609	358,866
Pool #636251 6.000% 3/15/35	35,057	37,508
Pool #782034 6.000% 1/15/36	428,728	460,715
Pool #658029 6.000% 7/15/36	413,749	439,705
Residual Funding Principal Strip 0.000%10/15/19	1,280,000	821,334
		53,652,869
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $50,659,112)		53,652,869
U.S. TREASURY OBLIGATIONS – 20.2%
U.S. Treasury Bonds & Notes – 20.2%
U.S. Treasury Bond 4.250% 5/15/39	440,000	412,981
U.S. Treasury Bond 4.375% 11/15/39	7,018,000	6,718,639
U.S. Treasury Bond 4.500% 8/15/39	7,930,000	7,754,053
U.S. Treasury Inflation Index (f) 1.750% 1/15/28	722,302	692,724
U.S. Treasury Inflation Index (f) 2.375% 1/15/27	846,825	891,304
U.S. Treasury Inflation Index 3.875% 4/15/29	1,972,440	2,538,678
U.S. Treasury Note 1.000% 12/31/11	12,000,000	11,966,256
U.S. Treasury Note 2.125% 11/30/14	1,840,000	1,796,588
U.S. Treasury Note 2.375% 8/31/14	1,100,000	1,092,051
U.S. Treasury Note 2.375% 9/30/14	2,760,000	2,737,036
U.S. Treasury Note 3.375% 11/15/19	2,510,000	2,414,319
U.S. Treasury Note 3.625% 8/15/19	1,990,000	1,956,807
U.S. Treasury Note 4.000% 8/15/18	470,000	480,153
		41,451,589
TOTAL U.S. TREASURY OBLIGATIONS (Cost $42,494,319)		41,451,589
TOTAL BONDS & NOTES (Cost $215,486,332)		201,382,593
	Number of Shares
WARRANTS – 0.0%
Pipelines – 0.0%
Semgroup Corp., Warrants, Expires 11/30/14, Strike 0.00 (a) (g)	258	-
TOTAL WARRANTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $217,740,628)		202,028,042

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Principal Amount	Value
SHORT-TERM INVESTMENTS – 3.1%
Repurchase Agreement – 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (h)	$6,041,281	$6,041,281
Time Deposits – 0.2%
Euro Time Deposit 0.010% 1/04/10	324,343	324,343
TOTAL SHORT-TERM INVESTMENTS (Cost $6,365,624)	6,365,624
TOTAL INVESTMENTS – 101.3% (Cost $224,106,252) (i)	208,393,666
Other Assets/ (Liabilities) – (1.3)%	(2,592,743)
NET ASSETS – 100.0%	$205,800,923

Notes to Portfolio of Investments
ABS	Asset Backed Security
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
MBS	Mortgage Backed Security
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	This security is valued in good faith under procedures established by the Board of Trustees.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $14,310,432 or 6.95% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2009, these securities amounted to a value of $1,694,681 or 0.82% of net assets.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	Restricted security. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(g)	Non-income producing security.
(h)	Maturity value of $6,041,285. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $6,162,178.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 75.7%
COMMON STOCK – 75.3%
Aerospace & Defense – 0.8%
United Technologies Corp.	8,609	$597,551
Agriculture – 1.5%
Altria Group, Inc.	6,616	129,872
Imperial Tobacco Group PLC	6,985	220,290
Japan Tobacco, Inc.	92	310,573
Philip Morris International, Inc.	10,021	482,912
		1,143,647
Apparel – 0.3%
Nike, Inc. Class B	581	38,387
VF Corp.	2,260	165,522
		203,909
Auto Manufacturers – 1.5%
Daimler AG	4,629	247,288
Nissan Motor Co. Ltd. (a)	31,300	273,694
Paccar, Inc.	8,824	320,046
Toyota Motor Corp.	6,800	285,846
		1,126,874
Automotive & Parts – 0.6%
Compagnie Generale des Etablissements Michelin Class B	2,384	182,846
Johnson Controls, Inc.	10,073	274,389
		457,235
Banks – 5.9%
Banco Santander SA	19,410	318,871
Bank of America Corp.	47,455	714,672
Bank of New York Mellon Corp.	6,743	188,602
BB&T Corp.	7,318	185,658
BNP Paribas	3,653	288,241
Capital One Financial Corp.	2,546	97,614
China Merchants Bank Co. Ltd.	83,400	216,342
KBC Groep NV (a)	2,560	110,852
Lloyds Banking Group PLC (a)	243,682	195,765
Mitsubishi UFJ Financial Group, Inc.	30,300	148,426
Societe Generale	2,749	190,190
State Street Corp.	2,970	129,314
Sumitomo Mitsui Financial Group, Inc.	3,200	91,275
SunTrust Banks, Inc.	2,534	51,415
SVB Financial Group (a)	1,063	44,316
U.S. Bancorp	15,577	350,638
UniCredit Italiano SpA (a)	63,273	210,448
Wells Fargo & Co.	35,227	950,777
		4,483,416
Beverages – 1.7%
The Coca-Cola Co.	10,909	621,813
InBev NV	5,323	274,979
Kirin Holdings Co. Ltd.	11,000	175,448
PepsiCo, Inc.	4,222	256,698
		1,328,938
Biotechnology – 1.0%
Alexion Pharmaceuticals, Inc. (a)	443	21,627
Amgen, Inc. (a)	3,049	172,482
Biogen Idec, Inc. (a)	2,472	132,252
Celgene Corp. (a)	6,372	354,793
Intercell AG (a)	2,825	104,515
		785,669
Building Materials – 0.5%
Cie de Saint-Gobain	3,923	210,555
Lafarge SA	1,212	99,660
Nippon Sheet Glass Co. Ltd.	12,000	34,343
		344,558
Chemicals – 1.4%
The Dow Chemical Co.	10,651	294,287
EI du Pont de Nemours & Co.	2,396	80,673
Huabao International Holdings Ltd.	94,000	101,472
Lanxess AG	3,910	147,165
Praxair, Inc.	3,647	292,891
Shin-Etsu Chemical Co. Ltd.	2,500	140,982
		1,057,470
Coal – 0.1%
China Shenhua Energy Co. Ltd. Class H	22,000	106,361
Commercial Services – 0.2%
MasterCard, Inc. Class A	423	108,280
McKesson Corp.	1,143	71,437
		179,717
Computers – 4.4%
Apple, Inc. (a)	3,794	800,003
Atos Origin SA (a)	2,318	105,530
Cognizant Technology Solutions Corp. Class A (a)	1,064	48,199
Hewlett-Packard Co.	26,499	1,364,964
International Business Machines Corp.	6,650	870,485
NetApp, Inc. (a)	1,829	62,899
SanDisk Corp. (a)	4,050	117,410
		3,369,490
Cosmetics & Personal Care – 1.2%
The Procter & Gamble Co.	14,753	894,474
Distribution & Wholesale – 0.6%
Marubeni Corp.	39,000	212,418
Mitsui & Co. Ltd.	14,500	205,377
		417,795
Diversified Financial – 3.0%
The Charles Schwab Corp.	4,560	85,819
Citigroup, Inc.	97,981	324,317
The Goldman Sachs Group, Inc.	5,748	970,492
Macquarie Group Ltd.	3,630	155,318
Morgan Stanley	14,620	432,752
The NASDAQ OMX Group, Inc. (a)	2,107	41,761
TD Ameritrade Holding Corp. (a)	5,839	113,160
UBS AG (a)	9,297	142,661
		2,266,280
Electric – 1.7%
Edison International	3,905	135,816
Entergy Corp.	1,454	118,995
Exelon Corp.	2,804	137,031
FPL Group, Inc.	2,810	148,424
National Grid PLC	16,464	180,098
NV Energy, Inc.	10,961	135,697
PG&E Corp.	4,227	188,736
Public Service Enterprise Group, Inc.	4,228	140,581
Xcel Energy, Inc.	4,953	105,103
		1,290,481

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment – 0.5%
Emerson Electric Co.	3,202	$136,405
Mitsubishi Electric Corp. (a)	36,000	265,918
		402,323
Electronics – 0.6%
HON HAI Precision Industry Co. Ltd. GDR (Taiwan)	20,635	198,096
Nidec Corp.	2,000	183,989
Premier Farnell PLC	25,720	70,913
		452,998
Engineering & Construction – 0.0%
Fluor Corp.	661	29,771
Entertainment – 0.2%
International Game Technology	8,600	161,422
Food Services – 0.2%
Sodexo	2,539	145,000
Foods – 1.9%
General Mills, Inc.	2,967	210,093
Koninlijke Ahold NV	9,357	124,126
Kraft Foods, Inc. Class A	7,585	206,160
The Kroger Co.	7,223	148,288
Sysco Corp.	11,095	309,994
Tesco PLC	29,430	202,352
Unilever NV	8,070	262,936
		1,463,949
Gas – 0.8%
Centrica PLC	31,339	141,638
Gaz De France	5,218	226,353
Perusahaan Gas Negara PT	212,500	87,762
Snam Rete Gas SpA	37,235	185,139
		640,892
Health Care — Products – 0.8%
Baxter International, Inc.	2,251	132,089
Boston Scientific Corp. (a)	6,513	58,617
Covidien PLC	1,400	67,046
Johnson & Johnson	2,481	159,801
Medtronic, Inc.	4,130	181,637
		599,190
Health Care — Services – 0.5%
Aetna, Inc.	4,676	148,229
CIGNA Corp.	1,833	64,650
UnitedHealth Group, Inc.	1,175	35,814
WellPoint, Inc. (a)	2,515	146,600
		395,293
Holding Company — Diversified – 0.2%
Hutchison Whampoa Ltd.	26,000	177,962
Home Builders – 0.2%
KB Home	2,135	29,207
Lennar Corp. Class A	7,625	97,371
Toll Brothers, Inc. (a)	2,002	37,658
		164,236
Household Products – 0.3%
Reckitt Benckiser Group PLC	4,081	221,257
Insurance – 2.3%
ACE Ltd. (a)	4,311	217,274
Aflac, Inc.	3,753	173,576
Aon Corp.	1,085	41,599
ING Groep NV (a)	23,678	228,876
Muenchener Rueckversicherungs AG	1,307	203,723
Principal Financial Group, Inc.	3,417	82,145
Prudential Financial, Inc.	4,845	241,087
RenaissanceRe Holdings Ltd.	4,748	252,356
Sony Financial Holdings, Inc.	40	104,374
Zurich Financial Services AG	937	203,503
		1,748,513
Internet – 1.9%
Amazon.com, Inc. (a)	1,403	188,732
Google, Inc. Class A (a)	2,037	1,262,899
		1,451,631
Investment Companies – 0.1%
Man Group PLC	17,202	84,678
Iron & Steel – 0.8%
ArcelorMittal	6,901	312,961
POSCO ADR (Republic of Korea)	1,219	159,811
United States Steel Corp.	2,456	135,375
		608,147
Leisure Time – 0.1%
Royal Caribbean Cruises Ltd. (a)	2,300	58,144
Lodging – 0.3%
Intercontinental Hotels Group PLC	11,704	167,606
Starwood Hotels & Resorts Worldwide, Inc.	2,464	90,108
		257,714
Machinery — Construction & Mining – 0.5%
Atlas Copco AB	5,632	82,301
BHP Billiton PLC	6,190	197,866
Caterpillar, Inc.	1,470	83,775
		363,942
Machinery — Diversified – 1.0%
Deere & Co.	6,606	357,319
Eaton Corp.	716	45,552
Kubota Corp.	23,000	211,606
Sumitomo Heavy Industries Ltd. (a)	29,000	146,439
		760,916
Manufacturing – 2.3%
Cookson Group PLC (a)	11,123	74,917
Cooper Industries PLC Class A	4,042	172,351
FUJIFILM Holdings Corp.	6,300	188,303
General Electric Co.	37,046	560,506
Honeywell International, Inc.	6,232	244,294
Parker Hannifin Corp.	3,604	194,183
Siemens AG	2,485	227,908
Textron, Inc.	3,226	60,681
		1,723,143
Media – 1.9%
Comcast Corp. Class A	11,188	188,630
Time Warner, Inc.	19,998	582,742
The Walt Disney Co.	21,869	705,275
		1,476,647
Mining – 1.0%
Alcoa, Inc.	5,640	90,917
First Quantum Minerals Ltd.	1,000	76,694
Freeport-McMoRan Copper & Gold, Inc.	5,866	470,981
Kinross Gold Corp.	6,279	116,220
		754,812
Office Equipment/Supplies – 0.3%
Ricoh Co. Ltd.	11,000	155,220
Xerox Corp.	7,896	66,800
		222,020
Oil & Gas – 7.2%
Anadarko Petroleum Corp.	653	40,760

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apache Corp.	2,643	$272,678
BG Group PLC	17,829	319,505
Cairn Energy PLC (a)	24,100	128,524
Chevron Corp.	6,701	515,910
ConocoPhillips	10,808	551,965
Devon Energy Corp.	3,347	246,004
EOG Resources, Inc.	1,051	102,262
Exxon Mobil Corp.	18,353	1,251,491
Noble Energy, Inc.	1,253	89,239
Occidental Petroleum Corp.	10,723	872,316
Royal Dutch Shell PLC Class A	13,914	420,825
Santos Ltd.	16,875	212,359
Southwestern Energy Co. (a)	4,744	228,661
Total SA	3,148	201,708
Ultra Petroleum Corp. (a)	857	42,730
		5,496,937
Oil & Gas Services – 1.0%
Baker Hughes, Inc.	1,560	63,149
Halliburton Co.	6,375	191,824
Saipem SpA	3,042	104,490
Schlumberger Ltd.	5,550	361,249
Transocean Ltd. (a)	800	66,240
		786,952
Pharmaceuticals – 6.1%
Abbott Laboratories	15,546	839,329
Astellas Pharma, Inc.	3,500	130,433
Bayer AG	3,631	290,178
Bristol-Myers Squibb Co.	8,329	210,307
Cardinal Health, Inc.	7,974	257,082
Gilead Sciences, Inc. (a)	5,326	230,509
GlaxoSmithKline PLC	14,193	300,866
Medco Health Solutions, Inc. (a)	1,070	68,384
Merck & Co., Inc.	29,137	1,064,666
Pfizer, Inc.	30,910	562,253
Roche Holding AG	845	143,589
Sanofi-Aventis	3,258	255,357
Shire Ltd.	8,810	172,409
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1,952	109,663
		4,635,025
Pipelines – 0.0%
Semgroup Corp. Class A (a) (b)	77	2,381
Real Estate – 0.5%
China Resources Land Ltd.	60,000	135,361
Hang Lung Properties Ltd.	34,000	132,828
Mitsui Fudosan Co. Ltd.	8,000	134,407
		402,596
Real Estate Investment Trusts (REITS) – 0.3%
Health Care REIT, Inc.	1,780	78,890
Kimco Realty Corp.	4,238	57,340
Public Storage	1,278	104,093
		240,323
Retail – 2.7%
Coach, Inc.	1,805	65,937
CVS Caremark Corp.	9,689	312,083
Darden Restaurants, Inc.	1,079	37,840
Kohl's Corp. (a)	2,180	117,567
Lowe's Cos., Inc.	6,974	163,122
Staples, Inc.	16,609	408,415
Takashimaya Co. Ltd.	16,000	101,242
Wal-Mart Stores, Inc.	9,040	483,188
Yum! Brands, Inc.	9,961	348,336
		2,037,730
Semiconductors – 1.6%
Analog Devices, Inc.	3,625	114,478
Applied Materials, Inc.	18,174	253,346
ASML Holding NV	3,849	130,902
Broadcom Corp. Class A (a)	4,270	134,291
Intersil Corp. Class A	8,951	137,308
National Semiconductor Corp.	10,311	158,377
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	17,705	202,545
Xilinx, Inc.	3,344	83,801
		1,215,048
Software – 2.8%
Infosys Technologies Ltd. Sponsored ADR (India)	2,843	157,133
Microsoft Corp.	46,469	1,416,840
Oracle Corp.	23,352	573,058
		2,147,031
Telecommunications – 6.5%
AT&T, Inc.	20,041	561,749
BT Group PLC	41,152	89,167
Cable & Wireless PLC	60,971	137,798
Cisco Systems, Inc. (a)	44,722	1,070,645
Corning, Inc.	35,978	694,735
Juniper Networks, Inc. (a)	11,669	311,212
Koninklijke KPN NV	14,297	242,476
Nokia Oyj	15,853	203,497
Qualcomm, Inc.	10,771	498,266
Sprint Nextel Corp. (a)	33,455	122,445
Telekomunikasi Indonesia Tbk PT	86,000	86,057
Verizon Communications, Inc.	19,191	635,798
Vodafone Group PLC	140,882	326,473
		4,980,318
Toys, Games & Hobbies – 0.2%
Nintendo Co. Ltd.	700	166,027
Transportation – 1.1%
Norfolk Southern Corp.	10,233	536,414
Union Pacific Corp.	5,304	338,926
		875,340
Water – 0.2%
American Water Works Co., Inc.	5,720	128,185
TOTAL COMMON STOCK (Cost $47,662,016)		57,532,358
PREFERRED STOCK – 0.3%
Banks – 0.3%
Bank of America Corp.	7,901	117,883
GMAC, Inc. (c)	168	110,733
		228,616
U.S. Government Agencies – 0.0%
Federal Home Loan Mortgage Corp.	11,350	11,917
Federal National Mortgage Association	7,175	7,893
Federal National Mortgage Association	400	540
		20,350
TOTAL PREFERRED STOCK (Cost $636,773)		248,966

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CONVERTIBLE PREFERRED STOCK – 0.1%
Auto Manufacturers – 0.1%
Motors Liquidation Co. Series C	4,450	$24,475
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $102,248)		24,475
TOTAL EQUITIES (Cost $48,401,037)		57,805,799
	Principal Amount
BONDS & NOTES – 41.4%
CORPORATE DEBT – 19.1%
Advertising – 0.0%
Lamar Media Corp. Series B 6.625% 8/15/15	$10,000	9,600
Aerospace & Defense – 0.1%
The Boeing Co. 4.875% 2/15/20	50,000	50,136
Agriculture – 0.2%
Altria Group, Inc. 8.500% 11/10/13	60,000	69,338
Reynolds American, Inc. 6.750% 6/15/17	65,000	67,314
		136,652
Airlines – 0.9%
Continental Airlines, Inc. 5.983% 4/19/22	300,000	289,500
Delta Air Lines, Inc. 6.821% 8/10/22	87,535	83,596
Delta Air Lines, Inc., Series 2000-1, Class A2 7.570% 5/18/12	200,000	202,750
Northwest Airlines, Inc. 7.575% 9/01/20	69,004	62,794
United Air Lines, Inc. 9.750% 1/15/17	20,000	20,400
		659,040
Auto Manufacturers – 0.4%
DaimlerChrysler Finance North America LLC 5.875% 3/15/11	100,000	104,558
Motors Liquidation Co. EUR (d) (e) 8.375% 7/05/33	90,000	26,446
Motors Liquidation Co. (e) 8.375% 7/15/33	630,000	170,100
		301,104
Banks – 1.2%
BAC Capital Trust XIV VRN 5.630% 12/31/49	10,000	6,900
Bank of America Corp. 7.625% 6/01/19	120,000	138,822
Barclays Bank PLC 5.200% 7/10/14	100,000	106,001
Commonwealth Bank of Australia (c) 3.750% 10/15/14	40,000	40,097
Commonwealth Bank of Australia (c) 5.000% 10/15/19	20,000	19,856
Credit Agricole SA VRN (c) 8.375% 10/13/19	100,000	106,000
Export-Import Bank of Korea (c) 5.250% 2/10/14	5,000	5,264
Glitnir Banki HF (Acquired 6/15/06, Cost $140,000) VRN (c) (e) (f) 6.693% 6/15/16	140,000	14
Glitnir Banki HF (Acquired 7/28/06, Cost $160,000) (c) (e) (f) 6.330% 7/28/11	160,000	33,600
Glitnir Banki HF (Acquired 9/25/07, Cost $99,776) (c) (e) (f) 6.375% 9/25/12	100,000	21,000
Hypothekenbank in Essen (c) 5.000% 1/20/12	20,000	21,194
Landsbanki Islands HF (Acquired 8/25/06, Cost $279,927) (c) (e) (f) 6.100% 8/25/11	280,000	12,600
Royal Bank of Scotland Group PLC 5.000% 11/12/13	20,000	17,962
Royal Bank of Scotland Group PLC 5.000% 10/01/14	30,000	26,513
Royal Bank of Scotland Group PLC 5.050% 1/08/15	20,000	17,349
Royal Bank of Scotland Group PLC 6.400% 10/21/19	100,000	99,679
Shinsei Finance Cayman Ltd. VRN (c) 6.418% 1/29/49	100,000	58,250
Wachovia Capital Trust III VRN 5.800% 3/29/49	120,000	91,800
Wells Fargo Capital 5.950% 12/15/36	100,000	87,000
		909,901
Beverages – 0.3%
Anheuser-Busch InBev Worldwide, Inc. (c) 5.375% 11/15/14	30,000	31,763
Anheuser-Busch InBev Worldwide, Inc. (c) 5.375% 1/15/20	30,000	30,608
Diageo Capital PLC 7.375% 1/15/14	180,000	208,226
		270,597
Biotechnology – 0.1%
FMC Finance III SA 6.875% 7/15/17	70,000	69,475
Chemicals – 0.0%
Westlake Chemical Corp. 6.625% 1/15/16	15,000	14,344
Coal – 0.0%
Peabody Energy Corp. 6.875% 3/15/13	5,000	5,056
Commercial Services – 0.0%
Hertz Corp. 10.500% 1/01/16	5,000	5,337
Diversified Financial – 5.2%
American Express Co. VRN 6.800% 9/01/16	75,000	67,125
American Express Credit Corp. 5.125% 8/25/14	130,000	136,985

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Bear Stearns Cos., Inc. 7.250% 2/01/18	$210,000	$241,049
Boeing Capital Corp. 4.700% 10/27/19	20,000	19,512
BP Capital Markets PLC 3.875% 3/10/15	30,000	30,822
BP Capital Markets PLC 5.250% 11/07/13	110,000	119,815
Citigroup, Inc. 5.500% 10/15/14	20,000	20,251
Citigroup, Inc. 5.875% 5/29/37	30,000	26,436
Citigroup, Inc. 6.010% 1/15/15	50,000	51,055
Citigroup, Inc. 6.125% 8/25/36	10,000	8,576
Citigroup, Inc. 6.375% 8/12/14	260,000	272,196
Citigroup, Inc. 6.875% 3/05/38	80,000	79,841
Countrywide Financial Corp. 6.250% 5/15/16	100,000	101,717
Federal Agricultural Mortgage Corp. 3.875% 8/19/11	90,000	92,976
Federal Home Loan Banks 1.000% 12/28/11	60,000	59,647
Federal Home Loan Mortgage Corp. 1.375% 1/09/13	50,000	49,115
Federal National Mortgage Association 0.000% 10/09/19	390,000	211,770
Federal National Mortgage Association 4.625% 5/01/13	160,000	167,316
Federal National Mortgage Association 5.250% 8/01/12	70,000	74,183
Federal National Mortgage Association 6.250% 2/01/11	390,000	408,402
Ford Motor Credit Co. 8.000% 12/15/16	300,000	300,399
General Electric Capital Corp. VRN 6.375% 11/15/67	310,000	268,925
GMAC LLC (c) 8.000% 12/31/18	22,000	19,360
The Goldman Sachs Group, Inc. 5.450% 11/01/12	50,000	53,561
The Goldman Sachs Group, Inc. 6.000% 5/01/14	70,000	76,564
Kaupthing Bank HF (Acquired 2/25/08, Cost $368,482) (c) (e) (f) 7.625% 2/28/15	440,000	108,900
Kaupthing Bank HF (Acquired 5/19/06, Cost $99,472) (c) (e) (f) 7.125% 5/19/16	100,000	10
Lehman Brothers Holdings Capital Trust VII VRN (e) 5.857% 11/29/49	130,000	39
Lehman Brothers Holdings, Inc. (e) 5.250% 2/06/12	70,000	13,650
Lehman Brothers Holdings, Inc. (e) 6.200% 9/26/14	60,000	11,700
Lehman Brothers Holdings, Inc. (e) 6.500% 7/19/17	30,000	9
Lehman Brothers Holdings, Inc. Series I (e) 6.750% 12/28/17	290,000	87
Merrill Lynch & Co., Inc. 6.875% 4/25/18	40,000	43,098
Morgan Stanley Series F 5.625% 1/09/12	190,000	200,511
MUFG Capital Finance 1 Ltd. FRN 6.346% 7/29/49	100,000	91,015
SLM Corp. 5.000% 10/01/13	210,000	193,187
SLM Corp. 5.000% 4/15/15	10,000	8,711
SLM Corp. 5.050% 11/14/14	40,000	36,079
SLM Corp. 5.375% 5/15/14	285,000	262,876
SLM Corp. 5.625% 8/01/33	50,000	37,698
		3,965,168
Electric – 1.9%
The AES Corp. 7.750% 3/01/14	202,000	205,030
The AES Corp. 7.750% 10/15/15	50,000	50,750
Calpine Construction Finance Co. LP (c) 8.000% 6/01/16	35,000	36,050
The Cleveland Electric Illuminating Co. 5.650% 12/15/13	40,000	42,319
The Cleveland Electric Illuminating Co. 5.700% 4/01/17	5,000	5,090
Dominion Resources, Inc. 5.700% 9/17/12	165,000	178,301
Duke Energy Corp. 5.625% 11/30/12	145,000	158,298
Edison Mission Energy 7.625% 5/15/27	20,000	13,550
Edison Mission Energy 7.750% 6/15/16	30,000	25,500
Energy Future Holdings Corp. 11.250% 11/01/17	542,508	383,824
Exelon Corp. 5.625% 6/15/35	10,000	9,043
FirstEnergy Corp. Series B 6.450% 11/15/11	2,000	2,145
FirstEnergy Corp. Series C 7.375% 11/15/31	110,000	119,229
NRG Energy, Inc. 7.250% 2/01/14	20,000	20,250
NRG Energy, Inc. 7.375% 2/01/16	10,000	10,012
NRG Energy, Inc. 7.375% 1/15/17	40,000	40,100
Pacific Gas & Electric Co. 5.800% 3/01/37	10,000	10,135
Pacific Gas & Electric Co. 6.050% 3/01/34	80,000	83,523
Wisconsin Power & Light Co. 6.375% 8/15/37	40,000	42,622
		1,435,771
Environmental Controls – 0.2%
Waste Management, Inc. 6.375% 11/15/12	115,000	126,513

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Foods – 0.0%
The Kroger Co. 6.150% 1/15/20	$10,000	$10,703
The Kroger Co. 6.400% 8/15/17	10,000	10,924
		21,627
Health Care — Services – 0.5%
Community Health Systems, Inc. 8.875% 7/15/15	30,000	31,050
DaVita, Inc. 6.625% 3/15/13	30,000	30,075
HCA, Inc. 6.250% 2/15/13	132,000	128,370
HCA, Inc. 7.500% 11/15/95	50,000	39,506
HCA, Inc. 7.690% 6/15/25	10,000	9,157
HCA, Inc. 9.625% 11/15/16	9,000	9,742
Roche Holdings, Inc. (c) 6.000% 3/01/19	40,000	43,954
Tenet Healthcare Corp. (c) 10.000% 5/01/18	30,000	33,600
WellPoint, Inc. 5.875% 6/15/17	10,000	10,303
WellPoint, Inc. 7.000% 2/15/19	30,000	33,553
		369,310
Insurance – 0.1%
American International Group, Inc. 5.850% 1/16/18	30,000	24,616
MetLife, Inc. 6.400% 12/15/36	10,000	8,750
Teachers Insurance & Annuity Association of America (c) 6.850% 12/16/39	60,000	62,024
The Travelers Cos., Inc. VRN 6.250% 3/15/67	10,000	9,110
		104,500
Internet – 0.0%
Selectica, Inc (b) 8.750% 11/15/15	30,000	-
Iron & Steel – 0.1%
Steel Dynamics, Inc. 6.750% 4/01/15	45,000	44,606
Lodging – 0.1%
Boyd Gaming Corp. 7.125% 2/01/16	20,000	17,400
Inn of the Mountain Gods Resort & Casino (e) 12.000% 11/15/10	20,000	8,275
MGM Mirage 6.625% 7/15/15	5,000	3,888
MGM Mirage (c) 10.375% 5/15/14	5,000	5,425
MGM Mirage (c) 11.125% 11/15/17	15,000	16,612
Station Casinos, Inc. (e) 7.750% 8/15/16	55,000	8,594
		60,194
Manufacturing – 0.1%
Tyco International Group SA 6.875% 1/15/21	50,000	56,097
Media – 1.4%
Comcast Corp. 6.500% 1/15/15	255,000	285,690
Comcast Corp. 6.500% 1/15/17	150,000	166,060
CSC Holdings, Inc. (c) 8.625% 2/15/19	10,000	10,763
Echostar DBS Corp. 6.625% 10/01/14	20,000	20,175
Echostar DBS Corp. 7.000% 10/01/13	20,000	20,575
News America, Inc. 6.650% 11/15/37	10,000	10,563
Reed Elsevier Capital, Inc. 8.625% 1/15/19	50,000	60,838
Rogers Cable, Inc. 6.750% 3/15/15	20,000	22,611
Sun Media Corp. 7.625% 2/15/13	10,000	9,113
Time Warner Cable, Inc. 6.200% 7/01/13	120,000	131,815
Time Warner Cable, Inc. 8.250% 4/01/19	70,000	83,377
Time Warner Cable, Inc. 8.750% 2/14/19	20,000	24,375
Time Warner, Inc. 6.875% 5/01/12	185,000	202,527
		1,048,482
Mining – 0.3%
Barrick Gold Corp. 6.950% 4/01/19	30,000	33,778
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	70,000	76,650
Rio Tinto Finance USA Ltd. 6.500% 7/15/18	20,000	21,970
Teck Resources Ltd. 9.750% 5/15/14	5,000	5,769
Teck Resources Ltd. 10.250% 5/15/16	5,000	5,825
Teck Resources Ltd. 10.750% 5/15/19	5,000	5,975
Vale Overseas Ltd. 6.875% 11/21/36	70,000	69,941
		219,908
Oil & Gas – 1.6%
Chesapeake Energy Corp. 6.375% 6/15/15	5,000	4,900
Chesapeake Energy Corp. 6.500% 8/15/17	20,000	19,600
Chesapeake Energy Corp. 7.250% 12/15/18	15,000	15,113
Conoco Funding Co. 6.350% 10/15/11	80,000	87,037
Conoco, Inc. 6.950% 4/15/29	10,000	11,335
ConocoPhillips 6.500% 2/01/39	70,000	77,689
ConocoPhillips Co. 4.750% 10/15/12	10,000	10,715
Hess Corp. 7.300% 8/15/31	180,000	204,549
Hess Corp. 7.875% 10/01/29	30,000	35,981
Kerr-McGee Corp. 6.950% 7/01/24	20,000	21,660
Kerr-McGee Corp. 7.875% 9/15/31	225,000	262,425
Occidental Petroleum Corp. 7.000% 11/01/13	150,000	172,347
OPTI Canada, Inc. 7.875% 12/15/14	50,000	41,000
OPTI Canada, Inc. 8.250% 12/15/14	40,000	32,950
Pemex Project Funding Master Trust 6.625% 6/15/35	111,000	105,689
Petrobras International Finance Co. 5.750% 1/20/20	22,000	22,380

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras International Finance Co. 6.125% 10/06/16	$26,000	$27,885
SandRidge Energy, Inc. (c) 9.875% 5/15/16	30,000	31,575
XTO Energy, Inc. 7.500% 4/15/12	50,000	55,752
		1,240,582
Oil & Gas Services – 0.1%
Cie Generale de Geophysique-Veritas 7.500% 5/15/15	10,000	9,925
Cie Generale de Geophysique-Veritas 7.750% 5/15/17	60,000	59,550
Complete Production Services, Inc. 8.000% 12/15/16	50,000	49,312
		118,787
Pharmaceuticals – 0.1%
Wyeth 5.950% 4/01/37	110,000	114,706
Pipelines – 0.5%
Kinder Morgan Energy Partners LP 5.000% 12/15/13	30,000	31,494
Kinder Morgan Energy Partners LP 6.000% 2/01/17	20,000	20,998
Kinder Morgan Energy Partners LP 6.750% 3/15/11	40,000	42,302
Kinder Morgan Energy Partners LP 6.950% 1/15/38	20,000	21,315
Southern Natural Gas Co. 8.000% 3/01/32	10,000	11,500
Tennessee Gas Pipeline Co. 7.625% 4/01/37	30,000	33,691
Williams Cos., Inc. Series A 7.500% 1/15/31	220,000	237,321
		398,621
Real Estate – 0.2%
Realogy Corp. 10.500% 4/15/14	150,000	129,750
Real Estate Investment Trusts (REITS) – 0.9%
Franchise Finance Corp. of America 8.750% 10/15/10	610,000	645,223
Ventas Realty LP/Ventas Capital Corp. 6.500% 6/01/16	15,000	14,475
Ventas Realty LP/Ventas Capital Corp. 6.750% 4/01/17	10,000	9,675
		669,373
Retail – 0.4%
Amerigas Partners LP 7.250% 5/20/15	10,000	10,000
CVS Caremark Corp. 6.600% 3/15/19	90,000	98,486
CVS Caremark Corp. (Acquired 2/07/07, Cost $125,678) (c) (f) 9.350% 1/10/23	100,000	97,441
CVS Pass-Through Trust 5.880% 1/10/28	29,796	27,543
CVS Pass-Through Trust 6.036% 12/10/28	34,339	32,081
Suburban Propane Partners LP 6.875% 12/15/13	35,000	35,000
Wal-Mart Stores, Inc. 6.200% 4/15/38	20,000	22,056
		322,607
Savings & Loans – 0.6%
AAC Group Holding Corp. STEP (c) 10.250% 10/01/12	15,000	15,038
ASIF Global Financing XIX (c) 4.900% 1/17/13	20,000	18,405
El Paso Performance-Linked Trust (c) 7.750% 7/15/11	130,000	133,271
The Goldman Sachs Capital II VRN 5.793% 12/29/49	110,000	85,250
ILFC E-Capital Trust II VRN (c) 6.250% 12/21/65	190,000	98,800
Resona Preferred Global Securities Cayman Ltd. VRN (c) 7.191% 12/29/49	155,000	126,779
		477,543
Telecommunications – 1.5%
America Movil SAB de CV 5.625% 11/15/17	30,000	31,060
AT&T, Inc. 6.550% 2/15/39	30,000	31,610
BellSouth Corp. 4.750% 11/15/12	10,000	10,678
British Telecom PLC STEP 9.125% 12/15/10	160,000	171,411
Cellco Partnership / Verizon Wireless Capital LLC 8.500% 11/15/18	10,000	12,404
Deutsche Telekom International Finance BV 5.750% 3/23/16	75,000	79,639
Intelsat Jackson Holdings Ltd. (c) 8.500% 11/01/19	25,000	25,750
Intelsat Jackson Holdings Ltd. 9.500% 6/15/16	5,000	5,350
Koninklijke KPN NV 8.000% 10/01/10	180,000	189,000
Level 3 Financing, Inc. 9.250% 11/01/14	15,000	14,175
Qwest Communications International, Inc. Series B 7.500% 2/15/14	30,000	30,113
Qwest Corp. 6.875% 9/15/33	10,000	8,800
SBC Communications, Inc. 5.100% 9/15/14	120,000	129,079
Sprint Capital Corp. 8.750% 3/15/32	60,000	56,550
Telecom Italia Capital SA 4.950% 9/30/14	120,000	124,377
Verizon Communications, Inc. 6.100% 4/15/18	60,000	65,215
Verizon Communications, Inc. 8.950% 3/01/39	60,000	81,183
Verizon Global Funding Corp. 7.375% 9/01/12	60,000	67,633
		1,134,027

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation – 0.1%
Gulfmark Offshore, Inc. 7.750% 7/15/14	$10,000	$9,950
Kansas City Southern de Mexico SA de CV 12.500% 4/01/16	25,000	28,750
RailAmerica, Inc. 9.250% 7/01/17	36,000	38,295
		76,995
TOTAL CORPORATE DEBT (Cost $16,691,981)		14,566,409
	Number of Shares
MUNICIPAL OBLIGATIONS – 0.1%
Trucking & Leasing – 0.1%
Tennessee Valley Authority 5.250% 9/15/39	40,000	39,634
TOTAL MUNICIPAL OBLIGATIONS (Cost $39,553)		39,634
	Principal Amount
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 7.5%
Automobile ABS – 0.1%
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (c) 5.290% 3/25/16	$60,000	59,865
Commercial MBS – 1.0%
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A3 5.620% 10/10/14	20,000	19,044
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA 4.680% 7/10/39	300,000	301,367
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA (c) 6.712% 8/15/18	90,000	93,035
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AAB 4.664% 7/15/30	200,000	200,729
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% 9/15/30	10,000	9,728
Mach One Trust Commercial Mortgage-Backed, Series 2004-1A, Class X (Acquired 7/28/04, Cost $180,089) VRN (c) (f) 1.234% 5/28/40	1,713,553	39,412
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 VRN 5.485% 3/12/51	150,000	121,026
Mutual Fund Fee Trust, Series 2000-3 (b) (e) 9.070% 7/01/08	655,398	7
		784,348
Home Equity ABS – 1.4%
ACE Securities Corp., Series 2002-HE3, Class M1 FRN 2.031% 10/25/32	296,870	197,451
Amresco Residential Securities Mortgage Loan Trust, Series 1997-3, Class M1A FRN 0.786% 9/25/27	42,855	33,047
Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A FRN 0.463% 12/15/35	190,727	66,209
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.471% 12/25/36	710,000	284,215
GSAA Home Equity Trust, Series 2007-5, Class 2A3A FRN 0.551% 5/25/37	560,000	201,647
Option One Mortgage Loan Trust, Series 2003-3, Class A1 FRN 0.811% 6/25/33	305,698	249,542
Terwin Mortgage Trust, Series 2006-10SL, Class A1 VRN (c) 3.418% 10/25/37	106,147	21,259
UCFC Home Equity Loan, Series 1998-D, Class MF1 6.905% 4/15/30	42,635	35,937
		1,089,307
Student Loans ABS – 1.1%
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1 FRN 1.131% 2/25/36	538,575	345,742
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 0.451% 7/25/30	239,826	164,532
MSDWCC Heloc Trust, Series 2005-1, Class A FRN 0.421% 7/25/17	276,212	132,733
Residential Asset Mortgage Products, Inc., Series 2002-RS4, Class AII FRN 0.871% 8/25/32	3,286	2,227
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.481% 11/25/37	123,512	107,112
Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A FRN 0.601% 9/27/32	76,960	45,190
		797,536
WL Collateral CMO – 3.9%
Bear Stearns Alt-A Trust, Series 2004-11, Class IIA6A VRN 5.126% 11/25/34	152,679	125,485

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 1A1 FRN 0.731% 2/25/35	$346,636	$222,458
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A3 VRN (c) 5.158% 6/26/35	220,000	151,321
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A VRN 3.985% 2/25/36	91,970	57,663
Indymac Index Mortgage Loan Trust, Series 2006-AR2, Class 1A1B FRN 0.441% 4/25/46	183,745	86,094
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2 VRN 5.099% 9/25/35	108,047	84,120
MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1 (c) 5.617% 11/25/35	360,732	218,001
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3 (c) 7.000% 8/25/34	193,339	159,998
MLCC Mortgage Investors, Inc., Series 2004-B, Class A3 FRN 2.530% 5/25/29	82,801	72,586
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 VRN 5.187% 3/25/36	268,140	169,578
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3 VRN 6.182% 6/25/37	302,264	169,443
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (c) 5.500% 5/25/35	225,600	218,867
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (c) 6.000% 5/25/35	99,901	97,762
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (c) 6.000% 5/25/35	438,736	331,537
Residential Accredit Loans, Inc., Series 2006-QS8, Class A2 6.000% 8/25/36	510,000	273,436
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 5.754% 11/25/36	430,000	310,165
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A3 5.941% 8/25/36	210,000	135,803
Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A 7.000% 3/25/34	91,326	89,824
		2,974,141
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,377,494)		5,705,197
SOVEREIGN DEBT OBLIGATIONS – 0.1%
Province of Ontario Canada 4.000% 10/07/19	50,000	47,877
Russia Government International Bond STEP (c) 7.500% 3/31/30	37,600	42,441
United Mexican States 6.750% 9/27/34	27,000	28,485
		118,803
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $114,969)		118,803
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 11.2%
Pass-Through Securities – 11.2%
Federal Home Loan Mortgage Corp.(g) Pool #1N2654 5.625% 11/23/35	140,000	137,603
Federal National Mortgage Association
Pool #974701 4.500% 4/01/38	273,394	273,223
Pool #888283 5.000% 8/01/34	4,287,842	4,415,305
Pool #960550 5.500% 1/01/38	1,669,151	1,750,001
Pool #944103 5.793% 7/01/37	480,859	505,739
Pool #595775 6.000% 8/01/31	9,222	9,871
Pool #896048 6.000% 6/01/36	469,708	499,671
Pool #831669 6.000% 7/01/36	351,075	373,689
Pool #955760 6.000% 10/01/37	107,097	113,728
Pool #257534 6.000% 1/01/39	190,034	201,562
Pool #902990 6.500% 11/01/36	14,512	15,588
Federal National Mortgage Association Principal Strip 0.000% 2/01/19	30,000	17,609
Government National Mortgage Association
Pool #575499 6.000% 1/15/32	46,325	49,607
Pool #579631 6.000% 2/15/32	38,054	40,845
Pool #582351 6.500% 10/15/32	46,419	50,038

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Residual Funding Principal Strip 0.000% 10/15/19	$180,000	$115,500
		8,569,579
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $8,219,817)		8,569,579
U.S. TREASURY OBLIGATIONS – 3.4%
U.S. Treasury Bonds & Notes – 3.4%
U.S. Treasury Bond 4.250% 5/15/39	160,000	150,175
U.S. Treasury Bond 4.375% 11/15/39	302,000	289,118
U.S. Treasury Bond 4.500% 8/15/39	1,510,000	1,476,497
U.S. Treasury Inflation Index 2.500% 1/15/29	342,329	367,404
U.S. Treasury Note 2.125% 11/30/14	110,000	107,405
U.S. Treasury Note 3.125% 12/31/16	100,000	99,164
U.S. Treasury Note 3.375% 11/15/19	60,000	57,713
U.S. Treasury Note 4.000% 8/15/18	80,000	81,728
		2,629,204
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,713,575)		2,629,204
TOTAL BONDS & NOTES (Cost $35,157,389)		31,628,826
	Number of Shares
WARRANTS – 0.0%
Pipelines – 0.0%
Semgroup Corp., Warrants, Expires 11/30/14, Strike 0.00 (a) (b)	81	-
TOTAL WARRANTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $83,558,426)		89,434,625
	Principal Amount
SHORT-TERM INVESTMENTS – 2.9%
Repurchase Agreement – 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (h)	$2,207,107	2,207,107
TOTAL SHORT-TERM INVESTMENTS (Cost $2,207,107)		2,207,107
TOTAL INVESTMENTS – 120.0% (Cost $85,765,533) (i)		91,641,732
Other Assets/ (Liabilities) – (20.0)%		(15,243,207)
NET ASSETS – 100.0%		$76,398,525

Notes to Portfolio of Investments
ABS	Asset Backed Security
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GDR	Global Depositary Receipt
MBS	Mortgage Backed Security
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $2,808,234 or 3.68% of net assets.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2009, these securities amounted to a value of $415,031 or 0.54% of net assets.
(f)	Restricted security. (Note 2).
(g)	This security is held as collateral for open futures contracts and written options outstanding. (Note 2).
(h)	Maturity value of $2,207,108. Collateralized by U.S. Government Agency obligations with rates ranging from 3.374% - 4.000%, maturity dates ranging from 7/15/25 - 7/01/34, and an aggregate market value, including accrued interest, of $2,261,173.
(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.0%
COMMON STOCK – 98.0%
Aerospace & Defense – 1.4%
Northrop Grumman Corp.	66,900	$3,736,365
Raytheon Co.	15,300	788,256
		4,524,621
Agriculture – 3.2%
Altria Group, Inc.	130,700	2,565,641
Archer-Daniels-Midland Co.	108,100	3,384,611
Bunge Ltd.	56,700	3,619,161
Reynolds American, Inc.	13,200	699,204
		10,268,617
Auto Manufacturers – 1.2%
Ford Motor Co. (a)	369,600	3,696,000
Banks – 7.0%
Bank of America Corp.	330,800	4,981,848
BB&T Corp.	101,000	2,562,370
Deutsche Bank AG	42,500	3,013,675
U.S. Bancorp	200,600	4,515,506
Wells Fargo & Co.	273,900	7,392,561
		22,465,960
Beverages – 1.1%
Coca-Cola Enterprises, Inc.	86,700	1,838,040
Constellation Brands, Inc. Class A (a)	96,575	1,538,440
		3,376,480
Chemicals – 1.5%
EI du Pont de Nemours & Co.	141,100	4,750,837
Commercial Services – 0.4%
Hertz Global Holdings, Inc. (a)	121,600	1,449,472
Computers – 2.0%
Dell, Inc. (a)	237,400	3,409,064
International Business Machines Corp.	4,700	615,230
Western Digital Corp. (a)	54,800	2,419,420
		6,443,714
Cosmetics & Personal Care – 1.3%
The Procter & Gamble Co.	67,100	4,068,273
Diversified Financial – 8.2%
Ameriprise Financial, Inc.	82,700	3,210,414
Citigroup, Inc.	536,600	1,776,146
The Goldman Sachs Group, Inc.	49,700	8,391,348
JP Morgan Chase & Co.	222,400	9,267,408
Morgan Stanley	125,800	3,723,680
		26,368,996
Electric – 1.3%
American Electric Power Co., Inc.	96,200	3,346,798
RRI Energy, Inc. (a)	140,100	801,372
		4,148,170
Electronics – 2.5%
AU Optronics Corp. Sponsored ADR (Taiwan)	105,369	1,263,374
Garmin Ltd.	57,800	1,774,460
Tyco Electronics Ltd.	202,100	4,961,555
Vishay Intertechnology, Inc. (a)	5,050	42,168
		8,041,557
Foods – 2.9%
Kraft Foods, Inc. Class A	113,100	3,074,058
Sara Lee Corp.	217,700	2,651,586
Smithfield Foods, Inc. (a)	66,500	1,010,135
SUPERVALU, Inc.	126,700	1,610,357
Tyson Foods, Inc. Class A	65,500	803,685
		9,149,821
Gas – 0.8%
NiSource, Inc.	163,000	2,506,940
Health Care — Services – 0.9%
Aetna, Inc.	95,200	3,017,840
Home Builders – 1.6%
D.R. Horton, Inc.	113,200	1,230,484
NVR, Inc. (a)	3,700	2,629,627
Pulte Homes, Inc. (a)	133,800	1,338,000
		5,198,111
Home Furnishing – 1.0%
Whirlpool Corp.	38,900	3,137,674
Household Products – 0.7%
Kimberly-Clark Corp.	37,300	2,376,383
Insurance – 4.5%
ACE Ltd. (a)	17,400	876,960
Allstate Corp.	35,300	1,060,412
The Chubb Corp.	23,200	1,140,976
MetLife, Inc.	61,100	2,159,885
PartnerRe Ltd.	18,100	1,351,346
The Travelers Cos., Inc.	65,500	3,265,830
Unum Group	80,100	1,563,552
XL Capital Ltd. Class A	159,200	2,918,136
		14,337,097
Internet – 1.3%
AOL, Inc. (a)	17,754	413,313
Symantec Corp. (a)	201,400	3,603,046
		4,016,359
Iron & Steel – 1.1%
AK Steel Holding Corp.	86,100	1,838,235
Steel Dynamics, Inc.	91,700	1,624,924
		3,463,159
Machinery — Construction & Mining – 2.1%
Caterpillar, Inc.	32,900	1,874,971
Ingersoll-Rand PLC	96,400	3,445,336
Terex Corp. (a)	70,700	1,400,567
		6,720,874
Manufacturing – 3.7%
General Electric Co.	624,900	9,454,737
SPX Corp.	19,200	1,050,240
Textron, Inc.	72,800	1,369,368
		11,874,345
Media – 7.3%
CBS Corp. Class B	222,700	3,128,935
Comcast Corp. Class A	53,100	895,266
News Corp. Class A	474,800	6,500,012
Time Warner Cable, Inc.	116,900	4,838,491
Time Warner, Inc.	195,300	5,691,042
Viacom, Inc. Class B (a)	78,300	2,327,859
		23,381,605
Oil & Gas – 16.1%
Apache Corp.	17,600	1,815,792
Chevron Corp.	83,300	6,413,267
Cimarex Energy Co.	50,200	2,659,094
ConocoPhillips	181,300	9,258,991
Devon Energy Corp.	86,700	6,372,450
ENSCO International PLC Sponsored ADR (United Kingdom)	49,400	1,973,036
Exxon Mobil Corp.	156,300	10,658,097

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nexen, Inc.	120,500	$2,883,565
Occidental Petroleum Corp.	44,000	3,579,400
Total SA Sponsored ADR (France)	41,200	2,638,448
Valero Energy Corp.	209,100	3,502,425
		51,754,565
Packaging & Containers – 0.2%
Sonoco Products Co.	27,400	801,450
Pharmaceuticals – 7.0%
Merck & Co., Inc.	276,431	10,100,788
Pfizer, Inc.	673,500	12,250,965
		22,351,753
Retail – 5.3%
Foot Locker, Inc.	98,200	1,093,948
The Home Depot, Inc.	126,700	3,665,431
J.C. Penney Co., Inc.	53,600	1,426,296
Jones Apparel Group, Inc.	144,800	2,325,488
Limited Brands, Inc.	69,800	1,342,952
Lowe's Cos., Inc.	177,900	4,161,081
Macy's, Inc.	186,600	3,127,416
		17,142,612
Software – 0.1%
Microsoft Corp.	11,000	335,390
Telecommunications – 10.3%
AT&T, Inc.	504,200	14,132,726
Corning, Inc.	167,900	3,242,149
Motorola, Inc. (a)	459,100	3,562,616
Nokia Oyj Sponsored ADR (Finland)	199,900	2,568,715
Sprint Nextel Corp. (a)	999,300	3,657,438
Verizon Communications, Inc.	97,300	3,223,549
Vodafone Group PLC Sponsored ADR (United Kingdom)	111,600	2,576,844
		32,964,037
TOTAL COMMON STOCK (Cost $306,852,018)		314,132,712
TOTAL EQUITIES (Cost $306,852,018)		314,132,712
TOTAL LONG-TERM INVESTMENTS (Cost $306,852,018)		314,132,712
	Principal Amount
SHORT-TERM INVESTMENTS – 2.0%
Repurchase Agreement – 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$6,278,545	6,278,545
TOTAL SHORT-TERM INVESTMENTS (Cost $6,278,545)		6,278,545
TOTAL INVESTMENTS – 100.0% (Cost $313,130,563) (c)		320,411,257
Other Assets/ (Liabilities) – 0.0%		110,556
NET ASSETS – 100.0%		$320,521,813

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $6,278,548. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $6,408,978.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 97.9%
COMMON STOCK – 97.3%
Aerospace & Defense – 0.9%
The Boeing Co.	170,800	$9,245,404
Agriculture – 0.9%
Philip Morris International, Inc.	186,500	8,987,435
Auto Manufacturers – 1.2%
Ford Motor Co. (a)	515,100	5,151,000
Paccar, Inc.	184,000	6,673,680
		11,824,680
Banks – 7.8%
Bank of America Corp.	1,089,300	16,404,858
Bank of New York Mellon Corp.	332,833	9,309,339
PNC Financial Services Group, Inc.	343,300	18,122,807
Wells Fargo & Co.	1,222,600	32,997,974
		76,834,978
Beverages – 1.2%
PepsiCo, Inc.	191,000	11,612,800
Biotechnology – 0.5%
Amgen, Inc. (a)	85,800	4,853,706
Chemicals – 3.6%
Agrium, Inc.	183,400	11,279,100
The Dow Chemical Co.	130,000	3,591,900
EI du Pont de Nemours & Co.	301,700	10,158,239
The Mosaic Co.	172,700	10,315,371
		35,344,610
Computers – 1.4%
Hewlett-Packard Co.	275,500	14,191,005
Diversified Financial – 7.0%
Ameriprise Financial, Inc.	157,100	6,098,622
The Goldman Sachs Group, Inc.	144,300	24,363,612
JP Morgan Chase & Co.	831,336	34,641,771
UBS AG (a)	285,200	4,423,452
		69,527,457
Electric – 3.5%
Edison International	255,100	8,872,378
Entergy Corp.	127,500	10,434,600
Exelon Corp.	136,300	6,660,981
FPL Group, Inc.	170,500	9,005,810
		34,973,769
Environmental Controls – 1.0%
Waste Management, Inc.	295,100	9,977,331
Foods – 3.4%
Dean Foods Co. (a)	358,937	6,475,223
General Mills, Inc.	73,800	5,225,778
Nestle SA Sponsored ADR (Switzerland)	262,900	12,711,215
Sysco Corp.	331,300	9,256,522
		33,668,738
Hand & Machine Tools – 1.7%
The Stanley Works	318,800	16,421,388
Health Care — Products – 4.0%
Baxter International, Inc.	204,200	11,982,456
Covidien PLC	225,400	10,794,406
Johnson & Johnson	140,200	9,030,282
Zimmer Holdings, Inc. (a)	124,900	7,382,839
		39,189,983
Health Care — Services – 0.9%
UnitedHealth Group, Inc.	276,800	8,436,864
Household Products – 1.0%
Kimberly-Clark Corp.	154,700	9,855,937
Insurance – 5.8%
ACE Ltd. (a)	412,900	20,810,160
Aon Corp.	218,600	8,381,124
The Chubb Corp.	276,100	13,578,598
Principal Financial Group, Inc.	164,848	3,962,946
Unum Group	567,100	11,069,792
		57,802,620
Iron & Steel – 1.7%
Cliffs Natural Resources, Inc.	253,600	11,688,424
Steel Dynamics, Inc.	266,000	4,713,520
		16,401,944
Machinery — Construction & Mining – 1.8%
Ingersoll-Rand PLC	504,800	18,041,552
Machinery — Diversified – 1.0%
Cummins, Inc.	220,600	10,116,716
Manufacturing – 3.4%
General Electric Co.	1,067,800	16,155,814
Illinois Tool Works, Inc.	171,100	8,211,089
Textron, Inc.	489,500	9,207,495
		33,574,398
Media – 1.4%
Comcast Corp. Class A	831,250	14,014,875
Metal Fabricate & Hardware – 0.5%
Precision Castparts Corp.	42,881	4,731,918
Oil & Gas – 15.5%
Apache Corp.	131,800	13,597,806
BP PLC Sponsored ADR (United Kingdom)	168,000	9,738,960
Chevron Corp.	341,100	26,261,289
ConocoPhillips	283,600	14,483,452
EOG Resources, Inc.	55,700	5,419,610
Exxon Mobil Corp.	487,800	33,263,082
Hess Corp.	172,200	10,418,100
Marathon Oil Corp.	321,400	10,034,108
Occidental Petroleum Corp.	275,000	22,371,250
XTO Energy, Inc.	154,150	7,172,600
		152,760,257
Oil & Gas Services – 1.5%
Baker Hughes, Inc.	376,400	15,236,672
Packaging & Containers – 0.5%
Rexam PLC Sponsored ADR (United Kingdom)	210,600	5,010,174
Pharmaceuticals – 6.4%
Abbott Laboratories	195,000	10,528,050
Cardinal Health, Inc.	261,600	8,433,984
Merck & Co., Inc.	358,600	13,103,244
Pfizer, Inc.	1,153,500	20,982,165
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	174,300	9,792,174
		62,839,617
Retail – 5.9%
Coach, Inc.	196,500	7,178,145
CVS Caremark Corp.	252,400	8,129,804
The Gap, Inc.	189,400	3,967,930
The Home Depot, Inc.	362,700	10,492,911
Kohl's Corp. (a)	156,800	8,456,224

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Staples, Inc.	389,300	$9,572,887
Target Corp.	216,700	10,481,779
		58,279,680
Semiconductors – 3.9%
Intel Corp.	791,000	16,136,400
Maxim Integrated Products, Inc.	297,200	6,033,160
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	478,400	5,472,896
Texas Instruments, Inc.	411,500	10,723,690
		38,366,146
Software – 1.6%
Microsoft Corp.	528,600	16,117,014
Telecommunications – 4.7%
AT&T, Inc.	848,820	23,792,425
Cisco Systems, Inc. (a)	600,500	14,375,970
Verizon Communications, Inc.	263,900	8,743,007
		46,911,402
Toys, Games & Hobbies – 1.0%
Mattel, Inc.	501,400	10,017,972
Transportation – 0.7%
United Parcel Service, Inc. Class B	122,300	7,016,351
TOTAL COMMON STOCK (Cost $863,472,534)		962,185,393
CONVERTIBLE PREFERRED STOCK – 0.6%
Banks – 0.6%
Bank of America Corp.	365,100	5,447,292
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $5,476,500)		5,447,292
TOTAL EQUITIES (Cost $868,949,034)		967,632,685
TOTAL LONG-TERM INVESTMENTS (Cost $868,949,034)		967,632,685
	Principal Amount
SHORT-TERM INVESTMENTS – 1.9%
Repurchase Agreement – 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$19,082,366	19,082,366
TOTAL SHORT-TERM INVESTMENTS (Cost $19,082,366)		19,082,366
TOTAL INVESTMENTS – 99.8% (Cost $888,031,400) (c)		986,715,051
Other Assets/ (Liabilities) – 0.2%		2,195,542
NET ASSETS – 100.0%		$988,910,593

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $19,082,377. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $19,466,839.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.0%
COMMON STOCK – 98.8%
Aerospace & Defense – 2.3%
Lockheed Martin Corp.	4,800	$361,680
United Technologies Corp.	5,680	394,249
		755,929
Agriculture – 0.4%
Lorillard, Inc.	1,800	144,414
Auto Manufacturers – 0.7%
Navistar International Corp. (a)	5,870	226,876
Automotive & Parts – 0.6%
The Goodyear Tire & Rubber Co. (a)	14,360	202,476
Banks – 9.2%
Bank of America Corp.	83,270	1,254,046
Capital One Financial Corp.	6,220	238,475
SunTrust Banks, Inc.	14,690	298,060
Wells Fargo & Co.	44,960	1,213,470
		3,004,051
Beverages – 0.8%
Molson Coors Brewing Co. Class B	5,460	246,574
Biotechnology – 0.8%
Biogen Idec, Inc. (a)	5,140	274,990
Building Materials – 0.6%
USG Corp. (a)	14,220	199,791
Chemicals – 0.3%
Terra Industries, Inc.	2,860	92,063
Commercial Services – 2.9%
Apollo Group, Inc. Class A (a)	5,320	322,285
Donnelley (R.R.) & Sons Co.	14,840	330,487
PHH Corp. (a)	17,900	288,369
		941,141
Computers – 4.2%
Dell, Inc. (a)	32,750	470,290
Hewlett-Packard Co.	11,250	579,488
NCR Corp. (a)	29,400	327,222
		1,377,000
Distribution & Wholesale – 0.7%
WESCO International, Inc. (a)	8,100	218,781
Diversified Financial – 7.0%
CME Group, Inc.	680	228,446
Interactive Brokers Group, Inc. (a)	18,750	332,250
JP Morgan Chase & Co.	35,040	1,460,117
TD Ameritrade Holding Corp. (a)	13,850	268,413
		2,289,226
Electric – 4.4%
Edison International	9,730	338,410
Exelon Corp.	10,630	519,488
Mirant Corp. (a)	12,660	193,318
NRG Energy, Inc. (a)	16,500	389,565
		1,440,781
Foods – 1.4%
Kraft Foods, Inc. Class A	16,250	441,675
Gas – 0.7%
Energen Corp.	5,110	239,148
Health Care — Products – 0.5%
Kinetic Concepts, Inc. (a)	4,600	173,190
Health Care — Services – 3.3%
Humana, Inc. (a)	9,110	399,838
WellPoint, Inc. (a)	11,570	674,415
		1,074,253
Insurance – 6.5%
ACE Ltd. (a)	6,210	312,984
Allied World Assurance Co. Holdings Ltd.	3,500	161,245
Aspen Insurance Holdings Ltd.	7,100	180,695
Assurant, Inc.	7,550	222,574
Fidelity National Financial, Inc. Class A	16,840	226,667
Genworth Financial, Inc. Class A (a)	36,720	416,772
MBIA, Inc. (a)	44,350	176,513
PartnerRe Ltd.	3,200	238,912
Unum Group	9,670	188,758
		2,125,120
Iron & Steel – 0.6%
United States Steel Corp.	3,800	209,456
Lodging – 1.0%
Wyndham Worldwide Corp.	16,220	327,157
Machinery — Diversified – 1.1%
AGCO Corp. (a)	11,210	362,531
Manufacturing – 1.7%
General Electric Co.	36,780	556,481
Media – 4.9%
CBS Corp. Class B	31,890	448,055
Comcast Corp. Class A	43,300	730,038
DISH Network Corp. Class A	21,120	438,662
		1,616,755
Metal Fabricate & Hardware – 1.9%
Commercial Metals Co.	16,640	260,416
Precision Castparts Corp.	3,360	370,776
		631,192
Office Equipment/Supplies – 0.8%
Xerox Corp.	30,600	258,876
Oil & Gas – 17.4%
Anadarko Petroleum Corp.	6,010	375,144
Chevron Corp.	17,830	1,372,732
Exxon Mobil Corp.	14,690	1,001,711
Forest Oil Corp. (a)	18,380	408,955
Marathon Oil Corp.	18,780	586,312
Noble Corp.	10,210	415,547
Occidental Petroleum Corp.	9,560	777,706
Patterson-UTI Energy, Inc.	18,080	277,528
Valero Energy Corp.	28,360	475,030
		5,690,665
Oil & Gas Services – 0.9%
Transocean Ltd. (a)	3,690	305,532
Packaging & Containers – 0.9%
Owens-IIlinois, Inc. (a)	9,420	309,635
Pharmaceuticals – 5.3%
King Pharmaceuticals, Inc. (a)	24,000	294,480
Pfizer, Inc.	79,460	1,445,377
		1,739,857

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail – 5.0%
Best Buy Co., Inc.	8,980	$354,351
CVS Caremark Corp.	15,090	486,049
Lowe's Cos., Inc.	27,150	635,038
Polo Ralph Lauren Corp.	2,050	166,009
		1,641,447
Telecommunications – 8.2%
AT&T, Inc.	33,860	949,096
CenturyTel, Inc.	12,527	453,603
NII Holdings, Inc. (a)	20,000	671,600
Qwest Communications International, Inc.	143,260	603,124
		2,677,423
Transportation – 1.8%
Norfolk Southern Corp.	7,500	393,150
Overseas Shipholding Group, Inc.	4,590	201,731
		594,881
TOTAL COMMON STOCK (Cost $28,151,208)		32,389,367
CONVERTIBLE PREFERRED STOCK – 0.2%
Banks – 0.2%
Bank of America Corp.	5,180	77,286
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $77,700)		77,286
TOTAL EQUITIES (Cost $28,228,908)		32,466,653
TOTAL LONG-TERM INVESTMENTS (Cost $28,228,908)		32,466,653
	Principal Amount
SHORT-TERM INVESTMENTS – 2.0%
Repurchase Agreement – 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$644,040	644,040
TOTAL SHORT-TERM INVESTMENTS (Cost $644,040)		644,040
TOTAL INVESTMENTS – 101.0% (Cost $28,872,948) (c)		33,110,693
Other Assets/ (Liabilities) – (1.0)%		(327,229)
NET ASSETS – 100.0%		$32,783,464

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $644,040. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $661,445.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.6%
COMMON STOCK – 98.6%
Agriculture – 0.9%
Philip Morris International, Inc.	132,700	$6,394,813
Auto Manufacturers – 0.2%
Paccar, Inc.	47,340	1,717,022
Banks – 8.3%
Bank of New York Mellon Corp.	539,600	15,092,612
GAM Holding Ltd.	312,300	3,795,977
Julius Baer Group Ltd.	312,300	10,895,144
Wells Fargo & Co.	1,143,376	30,859,718
		60,643,451
Beverages – 3.1%
The Coca-Cola Co.	71,200	4,058,400
Diageo PLC Sponsored ADR (United Kingdom)	138,700	9,627,167
Heineken Holding NV Class A	219,964	9,214,860
		22,900,427
Building Materials – 1.0%
Martin Marietta Materials, Inc.	82,700	7,394,207
Chemicals – 0.8%
Monsanto Co.	46,100	3,768,675
Potash Corporation of Saskatchewan, Inc.	16,600	1,801,100
		5,569,775
Coal – 0.9%
China Coal Energy Co.	3,672,200	6,658,619
Commercial Services – 3.3%
Cosco Pacific Ltd.	1,248,836	1,588,703
H&R Block, Inc.	192,100	4,345,302
Iron Mountain, Inc. (a)	477,816	10,875,092
Moody's Corp.	201,700	5,405,560
Visa, Inc. Class A	25,810	2,257,343
		24,472,000
Computers – 1.5%
Hewlett-Packard Co.	208,100	10,719,231
Cosmetics & Personal Care – 1.6%
The Procter & Gamble Co.	177,000	10,731,510
Natura Cosmeticos SA	48,000	998,863
		11,730,373
Diversified Financial – 7.9%
American Express Co.	724,000	29,336,480
Ameriprise Financial, Inc.	148,160	5,751,571
The Goldman Sachs Group, Inc.	25,720	4,342,565
JP Morgan Chase & Co.	433,188	18,050,944
		57,481,560
Electric – 0.2%
The AES Corp. (a)	110,600	1,472,086
Electronics – 1.2%
Agilent Technologies, Inc. (a)	287,970	8,947,228
Garmin Ltd.	560	17,192
		8,964,420
Engineering & Construction – 0.4%
ABB Ltd. Sponsored ADR (Switzerland) (a)	161,960	3,093,436
Foods – 0.2%
The Hershey Co.	46,100	1,649,919
Forest Products & Paper – 1.1%
Sino-Forest Corp. (a)	406,120	7,520,884
Sino-Forest Corp. (a) (b) (c)	12,800	237,042
		7,757,926
Health Care — Products – 3.3%
Becton, Dickinson & Co.	86,800	6,845,048
CareFusion Corp. (a)	71,700	1,793,217
Johnson & Johnson	242,400	15,612,984
		24,251,249
Health Care — Services – 0.5%
Laboratory Corporation of America Holdings (a)	40,100	3,001,084
UnitedHealth Group, Inc.	21,100	643,128
		3,644,212
Holding Company — Diversified – 1.0%
China Merchants Holdings International Co. Ltd.	2,153,827	6,938,064
Housewares – 0.2%
Hunter Douglas NV	36,862	1,798,233
Insurance – 11.5%
Berkshire Hathaway, Inc. Class A (a)	340	33,728,000
Fairfax Financial Holdings Ltd.	7,380	2,877,905
The Hartford Financial Services Group, Inc.	136,450	3,173,827
Loews Corp.	523,300	19,021,955
Markel Corp. (a)	1,910	649,400
Principal Financial Group, Inc.	58,600	1,408,744
The Progressive Corp. (a)	881,800	15,863,582
Transatlantic Holdings, Inc.	139,134	7,250,273
		83,973,686
Internet – 2.4%
Amazon.com, Inc. (a)	24,830	3,340,131
Google, Inc. Class A (a)	20,210	12,529,796
Liberty Media Holding Corp. Interactive Class A (a)	154,300	1,672,612
		17,542,539
Leisure Time – 1.1%
Harley-Davidson, Inc.	305,100	7,688,520
Machinery — Construction & Mining – 1.1%
BHP Billiton PLC	124,900	3,992,483
Rio Tinto PLC	67,887	3,661,465
		7,653,948
Manufacturing – 0.8%
Tyco International Ltd. (a)	159,421	5,688,141
Media – 3.5%
Comcast Corp. Special Class A	281,600	4,508,416
DIRECTV Class A (a)	123,520	4,119,392
Liberty Media Corp. - Starz Class A (a)	12,350	569,953
News Corp. Class A	757,800	10,374,282
The Walt Disney Co.	195,900	6,317,775
		25,889,818
Mining – 0.6%
Vulcan Materials Co.	82,300	4,334,741

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas – 14.7%
Canadian Natural Resources Ltd.	246,600	$17,742,870
ConocoPhillips	51,092	2,609,268
Devon Energy Corp.	322,300	23,689,050
EOG Resources, Inc.	266,100	25,891,530
Occidental Petroleum Corp.	414,000	33,678,900
OGX Petroleo e Gas Participacoes SA	430,000	4,197,422
		107,809,040
Oil & Gas Services – 0.8%
Transocean Ltd. (a)	74,015	6,128,442
Packaging & Containers – 2.1%
Sealed Air Corp.	702,272	15,351,666
Pharmaceuticals – 5.6%
Cardinal Health, Inc.	143,400	4,623,216
Express Scripts, Inc. (a)	109,100	9,431,695
Mead Johnson Nutrition Co.	55,300	2,416,610
Merck & Co., Inc.	496,012	18,124,278
Pfizer, Inc.	356,400	6,482,916
		41,078,715
Real Estate – 1.1%
Brookfield Asset Management, Inc. Class A	158,500	3,515,530
Hang Lung Properties Ltd.	980,000	4,847,859
		8,363,389
Retail – 8.8%
Bed Bath & Beyond, Inc. (a)	234,300	9,051,009
CarMax, Inc. (a)	238,300	5,778,775
Costco Wholesale Corp.	533,600	31,573,112
CVS Caremark Corp.	554,061	17,846,305
		64,249,201
Semiconductors – 1.5%
Texas Instruments, Inc.	429,800	11,200,588
Software – 3.8%
Activision Blizzard, Inc. (a)	303,000	3,366,330
Dun & Bradstreet Corp.	110,550	9,327,104
Microsoft Corp.	484,700	14,778,503
		27,471,937
Transportation – 1.6%
China Shipping Development Co. Ltd. Class H	1,719,000	2,570,343
Kuehne & Nagel International AG	46,850	4,527,008
LLX Logistica SA (a)	92,600	531,128
United Parcel Service, Inc. Class B	66,000	3,786,420
		11,414,899
TOTAL COMMON STOCK (Cost $569,275,227)		721,090,293
TOTAL EQUITIES (Cost $569,275,227)		721,090,293
	Principal Amount
BONDS & NOTES – 0.9%
CORPORATE DEBT – 0.9%
Forest Products & Paper – 0.2%
Sino-Forest Corp. (Acquired 07/23/08, Cost $1,565,682) (c) (d) 5.000% 8/01/13	$1,604,000	1,894,725
Leisure Time – 0.7%
Harley-Davidson, Inc. 15.000% 2/01/14	4,000,000	4,896,060
TOTAL CORPORATE DEBT (Cost $5,575,620)		6,790,785
TOTAL BONDS & NOTES (Cost $5,575,620)		6,790,785
TOTAL LONG-TERM INVESTMENTS (Cost $574,850,847)		727,881,078
SHORT-TERM INVESTMENTS – 1.3%
Repurchase Agreement – 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (e)	9,550,966	9,550,966
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	10,336	10,336
TOTAL SHORT-TERM INVESTMENTS (Cost $9,561,302)		9,561,302
TOTAL INVESTMENTS – 100.8% (Cost $584,412,149) (f)		737,442,380
Other Assets/ (Liabilities) – (0.8)%		(6,061,798)
NET ASSETS – 100.0%		$731,380,582

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $2,131,767 or 0.29% of net assets.
(d)	Restricted security. (Note 2).
(e)	Maturity value of $9,550,971. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $9,742,274.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.7%
COMMON STOCK – 98.7%
Advertising – 0.2%
Interpublic Group of Cos., Inc. (a)	78,445	$578,924
Omnicom Group, Inc.	51,959	2,034,195
		2,613,119
Aerospace & Defense – 2.2%
The Boeing Co.	120,184	6,505,560
General Dynamics Corp.	63,545	4,331,863
Goodrich Corp.	20,702	1,330,103
L-3 Communications Holdings, Inc.	19,118	1,662,310
Lockheed Martin Corp.	52,828	3,980,590
Northrop Grumman Corp.	51,497	2,876,107
Raytheon Co.	63,092	3,250,500
Rockwell Collins, Inc.	26,402	1,461,615
United Technologies Corp.	155,130	10,767,573
		36,166,221
Agriculture – 1.7%
Altria Group, Inc.	342,444	6,722,176
Archer-Daniels-Midland Co.	105,674	3,308,653
Lorillard, Inc.	26,413	2,119,115
Philip Morris International, Inc.	315,015	15,180,573
Reynolds American, Inc.	28,289	1,498,468
		28,828,985
Airlines – 0.1%
Southwest Airlines Co.	124,032	1,417,686
Apparel – 0.3%
Nike, Inc. Class B	64,727	4,276,513
VF Corp.	14,652	1,073,112
		5,349,625
Auto Manufacturers – 0.5%
Ford Motor Co. (a)	547,167	5,471,670
Paccar, Inc.	59,261	2,149,396
		7,621,066
Automotive & Parts – 0.2%
The Goodyear Tire & Rubber Co. (a)	40,793	575,182
Johnson Controls, Inc.	109,951	2,995,065
		3,570,247
Banks – 5.0%
Bank of America Corp.	1,643,198	24,746,562
Bank of New York Mellon Corp.	199,780	5,587,847
BB&T Corp.	113,880	2,889,136
Capital One Financial Corp.	74,791	2,867,487
Comerica, Inc.	25,334	749,126
Fifth Third Bancorp	131,360	1,280,760
First Horizon National Corp. (a)	35,119	470,595
Huntington Bancshares, Inc.	116,479	425,148
KeyCorp	144,747	803,346
M&T Bank Corp.	13,712	917,196
Marshall & Ilsley Corp.	84,043	458,034
Northern Trust Corp.	40,393	2,116,593
PNC Financial Services Group, Inc.	76,294	4,027,560
Regions Financial Corp.	198,377	1,049,414
State Street Corp.	82,006	3,570,541
SunTrust Banks, Inc.	81,871	1,661,163
U.S. Bancorp	316,428	7,122,794
Wells Fargo & Co.	845,324	22,815,295
Zions Bancorp	22,172	284,467
		83,843,064
Beverages – 2.6%
Brown-Forman Corp. Class B	18,072	968,117
The Coca-Cola Co.	383,329	21,849,753
Coca-Cola Enterprises, Inc.	52,580	1,114,696
Constellation Brands, Inc. Class A (a)	33,543	534,340
Dr. Pepper Snapple Group, Inc.	42,838	1,212,315
Molson Coors Brewing Co. Class B	25,811	1,165,625
The Pepsi Bottling Group, Inc.	23,903	896,362
PepsiCo, Inc.	258,151	15,695,581
		43,436,789
Biotechnology – 1.2%
Amgen, Inc. (a)	167,270	9,462,464
Biogen Idec, Inc. (a)	48,083	2,572,440
Celgene Corp. (a)	75,819	4,221,602
Genzyme Corp. (a)	43,938	2,153,401
Life Technologies Corp. (a)	29,656	1,548,933
Millipore Corp. (a)	8,973	649,197
		20,608,037
Building Materials – 0.1%
Masco Corp.	60,914	841,222
Chemicals – 2.0%
Air Products & Chemicals, Inc.	34,963	2,834,101
Airgas, Inc.	13,707	652,453
CF Industries Holdings, Inc.	8,082	733,684
The Dow Chemical Co.	189,139	5,225,911
Eastman Chemical Co. (a)	12,159	732,458
Ecolab, Inc.	38,825	1,730,818
EI du Pont de Nemours & Co.	149,260	5,025,584
FMC Corp.	12,224	681,610
International Flavors & Fragrances, Inc.	13,318	547,903
Monsanto Co.	90,268	7,379,409
PPG Industries, Inc.	27,388	1,603,294
Praxair, Inc.	50,733	4,074,367
The Sherwin-Williams Co.	15,640	964,206
Sigma-Aldrich Corp.	20,411	1,031,368
		33,217,166
Coal – 0.3%
CONSOL Energy, Inc.	30,209	1,504,408
Massey Energy Co.	14,032	589,484
Peabody Energy Corp.	44,657	2,018,943
		4,112,835
Commercial Services – 1.8%
Apollo Group, Inc. Class A (a)	21,236	1,286,477
Automatic Data Processing, Inc.	83,663	3,582,450
DeVry, Inc.	10,305	584,603
Donnelley (R.R.) & Sons Co.	33,811	752,971
Equifax, Inc.	21,165	653,787
H&R Block, Inc.	55,463	1,254,573
Iron Mountain, Inc. (a)	30,007	682,959
MasterCard, Inc. Class A	15,908	4,072,130
McKesson Corp.	44,685	2,792,812
Monster Worldwide, Inc. (a)	21,336	371,246
Moody's Corp.	31,797	852,160
Paychex, Inc.	53,554	1,640,895

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quanta Services, Inc. (a)	34,723	$723,627
Robert Half International, Inc.	25,359	677,846
SAIC, Inc. (a)	50,652	959,349
Total System Services, Inc.	32,818	566,767
Visa, Inc. Class A	74,312	6,499,327
Western Union Co.	114,138	2,151,501
		30,105,480
Computers – 6.1%
Affiliated Computer Services, Inc. Class A (a)	16,368	977,006
Apple, Inc. (a)	148,974	31,412,658
Cognizant Technology Solutions Corp. Class A (a)	48,698	2,206,020
Computer Sciences Corp. (a)	24,672	1,419,380
Dell, Inc. (a)	284,897	4,091,121
EMC Corp. (a)	337,688	5,899,409
Hewlett-Packard Co.	392,309	20,207,837
International Business Machines Corp.	217,417	28,459,885
Lexmark International, Inc. Class A (a)	12,961	336,727
NetApp, Inc. (a)	55,303	1,901,870
SanDisk Corp. (a)	37,786	1,095,416
Sun Microsystems, Inc. (a)	124,447	1,166,068
Teradata Corp. (a)	27,372	860,302
Western Digital Corp. (a)	36,776	1,623,660
		101,657,359
Cosmetics & Personal Care – 2.4%
Avon Products, Inc.	71,266	2,244,879
Colgate-Palmolive Co.	82,211	6,753,634
The Estee Lauder Cos., Inc. Class A	19,499	942,972
The Procter & Gamble Co.	483,121	29,291,626
		39,233,111
Distribution & Wholesale – 0.2%
Fastenal Co.	21,620	900,257
Genuine Parts Co.	26,684	1,012,925
W.W. Grainger, Inc.	10,574	1,023,880
		2,937,062
Diversified Financial – 5.3%
American Express Co.	196,396	7,957,966
Ameriprise Financial, Inc.	42,527	1,650,898
The Charles Schwab Corp.	156,696	2,949,019
Citigroup, Inc.	3,224,123	10,671,847
CME Group, Inc.	10,977	3,687,723
Discover Financial Services	90,336	1,328,843
E*TRADE Financial Corp. (a)	240,059	420,103
Federated Investors, Inc. Class B	14,852	408,430
Franklin Resources, Inc.	24,646	2,596,456
The Goldman Sachs Group, Inc.	85,010	14,353,088
IntercontinentalExchange, Inc. (a)	12,083	1,356,921
Invesco Ltd.	70,783	1,662,693
Janus Capital Group, Inc.	31,664	425,881
JP Morgan Chase & Co.	651,712	27,156,839
Legg Mason, Inc.	26,737	806,388
Morgan Stanley	224,743	6,652,393
The NASDAQ OMX Group, Inc. (a)	25,428	503,983
NYSE Euronext	42,691	1,080,082
SLM Corp. (a)	79,039	890,769
T. Rowe Price Group, Inc.	42,763	2,277,130
		88,837,452
Electric – 3.3%
The AES Corp. (a)	108,629	1,445,852
Allegheny Energy, Inc.	28,289	664,226
Ameren Corp.	38,365	1,072,302
American Electric Power Co., Inc.	79,037	2,749,697
CenterPoint Energy, Inc.	64,441	935,039
CMS Energy Corp.	38,381	601,046
Consolidated Edison, Inc.	46,853	2,128,532
Constellation Energy Group, Inc.	32,981	1,159,942
Dominion Resources, Inc.	98,720	3,842,182
DTE Energy Co.	27,231	1,186,999
Duke Energy Corp.	217,308	3,739,871
Edison International	54,443	1,893,528
Entergy Corp.	31,075	2,543,178
Exelon Corp.	109,448	5,348,724
FirstEnergy Corp.	50,907	2,364,630
FPL Group, Inc.	68,328	3,609,085
Integrys Energy Group, Inc.	12,932	543,015
Northeast Utilities	28,367	731,585
Pepco Holdings, Inc.	35,239	593,777
PG&E Corp.	61,106	2,728,383
Pinnacle West Capital Corp.	17,041	623,360
PPL Corp.	62,751	2,027,485
Progress Energy, Inc.	46,597	1,910,943
Public Service Enterprise Group, Inc.	83,044	2,761,213
SCANA Corp.	18,078	681,179
The Southern Co.	132,601	4,418,265
TECO Energy, Inc.	33,947	550,620
Wisconsin Energy Corp.	19,803	986,783
Xcel Energy, Inc.	75,110	1,593,834
		55,435,275
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	124,044	5,284,275
Molex, Inc.	23,184	499,615
		5,783,890
Electronics – 0.4%
Agilent Technologies, Inc. (a)	57,048	1,772,481
Amphenol Corp. Class A	28,592	1,320,379
FLIR Systems, Inc. (a)	24,349	796,699
Jabil Circuit, Inc.	31,415	545,678
PerkinElmer, Inc.	20,079	413,427
Waters Corp. (a)	15,357	951,520
		5,800,184
Energy — Alternate Sources – 0.1%
First Solar, Inc. (a)	8,112	1,098,365
Engineering & Construction – 0.1%
Fluor Corp.	29,137	1,312,331
Jacobs Engineering Group, Inc. (a)	20,712	778,978
		2,091,309
Entertainment – 0.1%
International Game Technology	49,360	926,487
Environmental Controls – 0.3%
Republic Services, Inc.	54,255	1,535,959
Stericycle, Inc. (a)	13,455	742,312
Waste Management, Inc.	80,519	2,722,348
		5,000,619
Foods – 1.9%
Campbell Soup Co.	31,476	1,063,889
ConAgra Foods, Inc.	72,406	1,668,958

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dean Foods Co. (a)	30,209	$544,970
General Mills, Inc.	54,033	3,826,077
H.J. Heinz Co.	51,701	2,210,735
The Hershey Co.	27,667	990,202
Hormel Foods Corp.	12,022	462,246
The J.M. Smucker Co.	19,798	1,222,527
Kellogg Co.	42,248	2,247,594
Kraft Foods, Inc. Class A	244,206	6,637,519
The Kroger Co.	106,551	2,187,492
McCormick & Co., Inc.	21,318	770,219
Safeway, Inc.	67,594	1,439,076
Sara Lee Corp.	116,224	1,415,608
SUPERVALU, Inc.	36,009	457,674
Sysco Corp.	98,484	2,751,643
Tyson Foods, Inc. Class A	49,506	607,439
Whole Foods Market, Inc. (a)	23,440	643,428
		31,147,296
Forest Products & Paper – 0.3%
International Paper Co.	72,327	1,936,917
MeadWestvaco Corp.	27,597	790,102
Plum Creek Timber Co., Inc.	27,481	1,037,683
Weyerhaeuser Co.	34,592	1,492,299
		5,257,001
Gas – 0.2%
Nicor, Inc.	7,862	330,990
NiSource, Inc.	46,359	713,001
Sempra Energy	40,677	2,277,099
		3,321,090
Hand & Machine Tools – 0.1%
The Black & Decker Corp.	9,589	621,655
Snap-on, Inc.	8,894	375,861
The Stanley Works	13,291	684,619
		1,682,135
Health Care — Products – 3.6%
Baxter International, Inc.	99,894	5,861,780
Becton, Dickinson & Co.	39,274	3,097,148
Boston Scientific Corp. (a)	251,005	2,259,045
C.R. Bard, Inc.	15,965	1,243,674
CareFusion Corp. (a)	30,097	752,726
Intuitive Surgical, Inc. (a)	6,322	1,917,589
Johnson & Johnson	456,444	29,399,558
Medtronic, Inc.	183,181	8,056,300
St. Jude Medical, Inc. (a)	55,290	2,033,566
Stryker Corp.	46,410	2,337,672
Varian Medical Systems, Inc. (a)	20,018	937,843
Zimmer Holdings, Inc. (a)	35,204	2,080,908
		59,977,809
Health Care — Services – 1.4%
Aetna, Inc.	71,895	2,279,072
CIGNA Corp.	45,327	1,598,683
Coventry Health Care, Inc. (a)	24,743	601,007
DaVita, Inc. (a)	16,857	990,180
Humana, Inc. (a)	28,588	1,254,727
Laboratory Corporation of America Holdings (a)	17,425	1,304,087
Quest Diagnostics, Inc.	25,733	1,553,759
Tenet Healthcare Corp. (a)	71,761	386,792
Thermo Fisher Scientific, Inc. (a)	67,787	3,232,762
UnitedHealth Group, Inc.	191,795	5,845,912
WellPoint, Inc. (a)	75,797	4,418,207
		23,465,188
Holding Company — Diversified – 0.0%
Leucadia National Corp. (a)	31,173	741,606
Home Builders – 0.1%
D.R. Horton, Inc.	45,970	499,694
Lennar Corp. Class A	27,503	351,213
Pulte Homes, Inc. (a)	53,055	530,550
		1,381,457
Home Furnishing – 0.1%
Harman International Industries, Inc.	11,461	404,344
Whirlpool Corp.	12,523	1,010,105
		1,414,449
Household Products – 0.5%
Avery Dennison Corp.	18,538	676,452
The Clorox Co.	22,645	1,381,345
Fortune Brands, Inc.	25,338	1,094,601
Kimberly-Clark Corp.	68,418	4,358,911
		7,511,309
Housewares – 0.0%
Newell Rubbermaid, Inc.	47,254	709,283
Insurance – 2.4%
Aflac, Inc.	76,974	3,560,047
Allstate Corp.	87,789	2,637,182
American International Group, Inc. (a)	22,435	672,601
Aon Corp.	45,719	1,752,866
Assurant, Inc.	19,600	577,808
The Chubb Corp.	56,539	2,780,588
Cincinnati Financial Corp.	27,466	720,708
Genworth Financial, Inc. Class A (a)	80,890	918,102
The Hartford Financial Services Group, Inc.	62,337	1,449,959
Lincoln National Corp.	49,918	1,241,960
Loews Corp.	58,969	2,143,523
Marsh & McLennan Cos., Inc.	86,738	1,915,175
MetLife, Inc.	135,329	4,783,880
Principal Financial Group, Inc.	51,830	1,245,993
The Progressive Corp. (a)	110,214	1,982,750
Prudential Financial, Inc.	76,785	3,820,822
Torchmark Corp.	14,070	618,377
The Travelers Cos., Inc.	90,669	4,520,756
Unum Group	55,391	1,081,232
XL Capital Ltd. Class A	57,591	1,055,643
		39,479,972
Internet – 2.8%
Akamai Technologies, Inc. (a)	28,491	721,677
Amazon.com, Inc. (a)	55,107	7,412,994
eBay, Inc. (a)	185,628	4,369,683
Expedia, Inc. (a)	35,309	907,794
Google, Inc. Class A (a)	39,857	24,710,543
McAfee, Inc. (a)	25,966	1,053,441
Priceline.com, Inc. (a)	7,250	1,584,125
Symantec Corp. (a)	134,334	2,403,235
VeriSign, Inc. (a)	32,128	778,783
Yahoo!, Inc. (a)	196,308	3,294,048
		47,236,323
Iron & Steel – 0.4%
AK Steel Holding Corp.	17,897	382,101
Allegheny Technologies, Inc.	16,415	734,899
Cliffs Natural Resources, Inc.	21,562	993,793
Nucor Corp.	52,436	2,446,139

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United States Steel Corp.	23,555	$1,298,352
		5,855,284
Leisure Time – 0.2%
Carnival Corp. (a)	71,637	2,270,176
Harley-Davidson, Inc.	37,889	954,803
		3,224,979
Lodging – 0.2%
Marriott International, Inc. Class A	42,521	1,158,697
Starwood Hotels & Resorts Worldwide, Inc.	30,539	1,116,811
Wyndham Worldwide Corp.	29,437	593,745
Wynn Resorts Ltd.	11,438	666,035
		3,535,288
Machinery — Construction & Mining – 0.4%
Caterpillar, Inc.	102,974	5,868,488
Machinery — Diversified – 0.6%
Cummins, Inc.	33,636	1,542,547
Deere & Co.	69,630	3,766,287
Eaton Corp.	27,538	1,751,968
Flowserve Corp.	9,295	878,656
Rockwell Automation, Inc.	23,674	1,112,204
Roper Industries, Inc.	15,194	795,710
		9,847,372
Manufacturing – 3.2%
3M Co.	117,084	9,679,334
Danaher Corp.	42,979	3,232,021
Dover Corp.	31,077	1,293,114
Eastman Kodak Co. (a)	49,351	208,261
General Electric Co.	1,760,334	26,633,853
Honeywell International, Inc.	126,220	4,947,824
Illinois Tool Works, Inc.	63,190	3,032,488
ITT Corp.	29,766	1,480,561
Leggett & Platt, Inc.	23,735	484,194
Pall Corp.	19,720	713,864
Parker Hannifin Corp.	26,821	1,445,116
Textron, Inc.	44,753	841,804
		53,992,434
Media – 2.7%
CBS Corp. Class B	113,468	1,594,225
Comcast Corp. Class A	471,767	7,953,992
DIRECTV Class A (a)	158,217	5,276,537
Gannett Co., Inc.	39,373	584,689
The McGraw-Hill Cos., Inc.	52,525	1,760,113
Meredith Corp.	5,933	183,033
New York Times Co. Class A (a)	18,681	230,897
News Corp. Class A	371,901	5,091,325
Scripps Networks Interactive Class A	15,265	633,498
Time Warner Cable, Inc.	58,882	2,437,126
Time Warner, Inc.	192,832	5,619,124
Viacom, Inc. Class B (a)	99,707	2,964,289
The Walt Disney Co.	318,079	10,258,048
Washington Post Co. Class B	1,024	450,150
		45,037,046
Metal Fabricate & Hardware – 0.2%
Precision Castparts Corp.	23,439	2,586,494
Mining – 0.8%
Alcoa, Inc.	160,639	2,589,501
Freeport-McMoRan Copper & Gold, Inc. (a)	71,164	5,713,757
Newmont Mining Corp.	80,747	3,820,141
Titanium Metals Corp. (a)	13,316	166,716
Vulcan Materials Co.	20,630	1,086,582
		13,376,697
Office Equipment/Supplies – 0.1%
Pitney Bowes, Inc.	34,507	785,379
Xerox Corp.	144,453	1,222,073
		2,007,452
Oil & Gas – 9.2%
Anadarko Petroleum Corp.	81,213	5,069,315
Apache Corp.	55,403	5,715,928
Cabot Oil & Gas Corp.	17,276	753,061
Chesapeake Energy Corp.	106,629	2,759,559
Chevron Corp.	331,748	25,541,279
ConocoPhillips	245,202	12,522,466
Denbury Resources, Inc. (a)	41,524	614,555
Devon Energy Corp.	73,411	5,395,708
Diamond Offshore Drilling, Inc.	11,619	1,143,542
EOG Resources, Inc.	41,726	4,059,940
EQT Corp.	20,977	921,310
Exxon Mobil Corp.	785,025	53,530,855
Hess Corp.	48,274	2,920,577
Marathon Oil Corp.	116,633	3,641,282
Murphy Oil Corp.	31,825	1,724,915
Nabors Industries Ltd. (a)	47,321	1,035,857
Noble Energy, Inc.	28,895	2,057,902
Occidental Petroleum Corp.	134,041	10,904,235
Pioneer Natural Resources Co.	19,297	929,536
Questar Corp.	28,996	1,205,364
Range Resources Corp.	25,446	1,268,483
Rowan Cos., Inc. (a)	19,566	442,974
Southwestern Energy Co. (a)	57,387	2,766,053
Sunoco, Inc.	19,511	509,237
Tesoro Corp.	23,136	313,493
Valero Energy Corp.	91,879	1,538,973
XTO Energy, Inc.	96,300	4,480,839
		153,767,238
Oil & Gas Services – 1.6%
Baker Hughes, Inc.	51,610	2,089,173
BJ Services Co.	48,799	907,662
Cameron International Corp. (a)	40,550	1,694,990
FMC Technologies, Inc. (a)	20,117	1,163,567
Halliburton Co.	148,211	4,459,669
National Oilwell Varco, Inc.	68,597	3,024,442
Schlumberger Ltd.	198,493	12,919,909
Smith International, Inc.	41,443	1,126,006
		27,385,418
Packaging & Containers – 0.2%
Ball Corp.	15,668	810,035
Bemis Co., Inc.	18,226	540,401
Owens-IIlinois, Inc. (a)	27,885	916,580
Pactiv Corp. (a)	22,427	541,388
Sealed Air Corp.	26,365	576,339
		3,384,743
Pharmaceuticals – 6.0%
Abbott Laboratories	255,903	13,816,203
Allergan, Inc.	50,562	3,185,912
AmerisourceBergen Corp.	48,582	1,266,533
Bristol-Myers Squibb Co.	269,647	6,808,587
Cardinal Health, Inc.	60,194	1,940,654
Cephalon, Inc. (a)	12,762	796,476
DENTSPLY International, Inc.	25,157	884,772
Eli Lilly & Co.	167,521	5,982,175

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Express Scripts, Inc. (a)	45,262	$3,912,900
Forest Laboratories, Inc. (a)	50,415	1,618,826
Gilead Sciences, Inc. (a)	148,624	6,432,447
Hospira, Inc. (a)	26,463	1,349,613
King Pharmaceuticals, Inc. (a)	42,583	522,493
Mead Johnson Nutrition Co. (a)	36,825	1,609,252
Medco Health Solutions, Inc. (a)	78,910	5,043,138
Merck & Co., Inc.	505,690	18,477,913
Mylan, Inc. (a)	49,808	917,961
Patterson Cos., Inc. (a)	15,761	440,993
Pfizer, Inc.	1,335,532	24,293,327
Watson Pharmaceuticals, Inc. (a)	17,651	699,156
		99,999,331
Pipelines – 0.3%
El Paso Corp.	116,728	1,147,436
Spectra Energy Corp.	107,230	2,199,287
The Williams Cos., Inc.	97,386	2,052,897
		5,399,620
Real Estate – 0.0%
CB Richard Ellis Group, Inc. Class A (a)	44,499	603,851
Real Estate Investment Trusts (REITS) – 1.1%
Apartment Investment & Management Co. Class A	19,713	313,831
AvalonBay Communities, Inc.	13,284	1,090,749
Boston Properties, Inc.	22,732	1,524,635
Equity Residential	45,650	1,542,057
HCP, Inc.	48,442	1,479,419
Health Care REIT, Inc.	20,246	897,303
Host Hotels & Resorts, Inc. (a)	106,436	1,242,108
Kimco Realty Corp.	65,094	880,722
ProLogis	78,372	1,072,913
Public Storage	22,423	1,826,353
Simon Property Group, Inc.	47,262	3,771,507
Ventas, Inc.	25,920	1,133,741
Vornado Realty Trust	26,120	1,826,833
		18,602,171
Retail – 6.1%
Abercrombie & Fitch Co. Class A	14,650	510,553
AutoNation, Inc. (a)	15,574	298,242
AutoZone, Inc. (a)	4,905	775,333
Bed Bath & Beyond, Inc. (a)	43,440	1,678,087
Best Buy Co., Inc.	56,690	2,236,987
Big Lots, Inc. (a)	13,736	398,069
Coach, Inc.	52,185	1,906,318
Costco Wholesale Corp.	72,362	4,281,660
CVS Caremark Corp.	233,251	7,513,015
Darden Restaurants, Inc.	22,861	801,735
Family Dollar Stores, Inc.	23,362	650,164
GameStop Corp. Class A (a)	27,582	605,149
The Gap, Inc.	78,727	1,649,331
The Home Depot, Inc.	281,730	8,150,449
J.C. Penney Co., Inc.	39,161	1,042,074
Kohl's Corp. (a)	50,896	2,744,821
Limited Brands, Inc.	45,221	870,052
Lowe's Cos., Inc.	243,643	5,698,810
Macy's, Inc.	68,182	1,142,730
McDonald's Corp.	178,518	11,146,664
Nordstrom, Inc.	26,951	1,012,819
O'Reilly Automotive, Inc. (a)	22,530	858,844
Office Depot, Inc. (a)	41,606	268,359
Polo Ralph Lauren Corp.	9,396	760,888
RadioShack Corp.	20,944	408,408
Ross Stores, Inc.	20,668	882,730
Sears Holdings Corp. (a)	7,970	665,096
Staples, Inc.	119,202	2,931,177
Starbucks Corp. (a)	122,881	2,833,636
Target Corp.	124,367	6,015,632
Tiffany & Co.	20,566	884,338
The TJX Cos., Inc.	69,411	2,536,972
Wal-Mart Stores, Inc.	352,966	18,866,033
Walgreen Co.	163,557	6,005,813
Yum! Brands, Inc.	77,936	2,725,422
		101,756,410
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	76,532	1,050,784
People's United Financial, Inc.	58,700	980,290
		2,031,074
Semiconductors – 2.6%
Advanced Micro Devices, Inc. (a)	93,498	905,061
Altera Corp.	49,005	1,108,983
Analog Devices, Inc.	47,498	1,499,987
Applied Materials, Inc.	221,153	3,082,873
Broadcom Corp. Class A (a)	71,026	2,233,768
Intel Corp.	912,730	18,619,692
KLA-Tencor Corp.	27,992	1,012,191
Linear Technology Corp.	37,028	1,130,835
LSI Corp. (a)	110,067	661,503
MEMC Electronic Materials, Inc. (a)	37,281	507,767
Microchip Technology, Inc.	31,017	901,354
Micron Technology, Inc. (a)	142,157	1,501,178
National Semiconductor Corp.	38,467	590,853
Novellus Systems, Inc. (a)	16,197	378,038
NVIDIA Corp. (a)	92,674	1,731,150
QLogic Corp. (a)	17,510	330,414
Teradyne, Inc. (a)	30,417	326,374
Texas Instruments, Inc.	206,737	5,387,566
Xilinx, Inc.	45,117	1,130,632
		43,040,219
Software – 4.3%
Adobe Systems, Inc. (a)	86,218	3,171,098
Autodesk, Inc. (a)	38,101	968,146
BMC Software, Inc. (a)	29,647	1,188,845
CA, Inc.	65,759	1,476,947
Citrix Systems, Inc. (a)	30,034	1,249,715
Compuware Corp. (a)	34,410	248,784
Dun & Bradstreet Corp.	8,283	698,837
Electronic Arts, Inc. (a)	53,851	955,855
Fidelity National Information Services, Inc.	54,277	1,272,253
Fiserv, Inc. (a)	25,015	1,212,727
IMS Health, Inc.	30,739	647,363
Intuit, Inc. (a)	51,995	1,596,767
Microsoft Corp.	1,278,310	38,975,672
Novell, Inc. (a)	58,378	242,269
Oracle Corp.	647,565	15,891,245
Red Hat, Inc. (a)	31,499	973,319
Salesforce.com, Inc. (a)	17,882	1,319,155
		72,088,997

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications – 6.0%
American Tower Corp. Class A (a)	66,435	$2,870,656
AT&T, Inc.	975,824	27,352,347
CenturyTel, Inc.	49,749	1,801,411
Cisco Systems, Inc. (a)	951,586	22,780,969
Corning, Inc.	257,146	4,965,489
Frontier Communications Corp.	54,053	422,154
Harris Corp.	21,747	1,034,070
JDS Uniphase Corp. (a)	37,430	308,798
Juniper Networks, Inc. (a)	86,838	2,315,969
MetroPCS Communications, Inc. (a)	42,232	322,230
Motorola, Inc. (a)	380,389	2,951,819
Qualcomm, Inc.	276,763	12,803,056
Qwest Communications International, Inc.	245,617	1,034,048
Sprint Nextel Corp. (a)	491,428	1,798,626
Tellabs, Inc. (a)	66,098	375,437
Verizon Communications, Inc.	469,825	15,565,302
Windstream Corp.	69,710	766,113
		99,468,494
Textiles – 0.0%
Cintas Corp.	21,924	571,120
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	19,640	629,658
Mattel, Inc.	59,864	1,196,083
		1,825,741
Transportation – 2.0%
Burlington Northern Santa Fe Corp.	43,320	4,272,219
C.H. Robinson Worldwide, Inc.	27,649	1,623,826
CSX Corp.	64,849	3,144,528
Expeditors International of Washington, Inc.	35,463	1,231,630
FedEx Corp.	51,387	4,288,245
Norfolk Southern Corp.	61,203	3,208,261
Ryder System, Inc.	8,537	351,468
Union Pacific Corp.	83,260	5,320,314
United Parcel Service, Inc. Class B	164,300	9,425,891
		32,866,382
TOTAL COMMON STOCK (Cost $1,642,038,782)		1,641,979,916
TOTAL EQUITIES (Cost $1,642,038,782)		1,641,979,916
TOTAL LONG-TERM INVESTMENTS (Cost $1,642,038,782)		1,641,979,916
	Principal Amount
SHORT-TERM INVESTMENTS – 1.6%
Repurchase Agreement – 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$21,489,480	21,489,480
U.S. Treasury Bills – 0.3%
U.S. Treasury Bill (c) 0.123% 5/06/10	4,750,000	4,747,980
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	73,938	73,938
TOTAL SHORT-TERM INVESTMENTS (Cost $26,311,398)		26,311,398
TOTAL INVESTMENTS – 100.3% (Cost $1,668,350,180) (d)		1,668,291,314
Other Assets/ (Liabilities) – (0.3)%		(4,774,871)
NET ASSETS – 100.0%		$1,663,516,443

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $21,489,492. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $21,921,504.
(c)	This security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.2%
COMMON STOCK – 99.2%
Aerospace & Defense – 2.9%
Lockheed Martin Corp.	7,000	$527,450
Raytheon Co.	9,900	510,048
		1,037,498
Airlines – 1.4%
Southwest Airlines Co.	42,900	490,347
Auto Manufacturers – 0.7%
Ford Motor Co. (a)	25,100	251,000
Banks – 5.1%
Bank of America Corp.	67,100	1,010,526
Northern Trust Corp.	13,090	685,916
PNC Financial Services Group, Inc.	1,522	80,346
		1,776,788
Biotechnology – 1.1%
Amgen, Inc. (a)	6,700	379,019
Chemicals – 0.6%
The Sherwin-Williams Co.	3,300	203,445
Commercial Services – 1.0%
Paychex, Inc.	11,300	346,232
Computers – 3.6%
EMC Corp. (a)	72,500	1,266,575
Cosmetics & Personal Care – 1.3%
Colgate-Palmolive Co.	3,000	246,450
The Estee Lauder Cos., Inc. Class A	4,465	215,927
		462,377
Diversified Financial – 4.2%
The Charles Schwab Corp.	49,491	931,421
Invesco Ltd.	23,189	544,709
		1,476,130
Electric – 0.1%
Exelon Corp.	672	32,841
Environmental Controls – 0.8%
Waste Management, Inc.	8,400	284,004
Foods – 4.3%
H.J. Heinz Co.	4,200	179,592
Kellogg Co.	5,600	297,920
The Kroger Co.	24,100	494,773
Nestle SA Sponsored ADR (Switzerland)	10,800	522,180
		1,494,465
Health Care — Products – 3.9%
Alcon, Inc.	3,622	595,276
Johnson & Johnson	12,000	772,920
		1,368,196
Home Builders – 0.7%
Toll Brothers, Inc. (a)	12,998	244,492
Internet – 2.2%
McAfee, Inc. (a)	1,600	64,912
Yahoo!, Inc. (a)	41,324	693,417
		758,329
Iron & Steel – 2.5%
Nucor Corp.	18,900	881,685
Machinery — Construction & Mining – 1.0%
Ingersoll-Rand PLC	9,600	343,104
Manufacturing – 3.0%
General Electric Co.	21,491	325,159
Illinois Tool Works, Inc.	3,200	153,568
Tyco International Ltd. (a)	16,040	572,307
		1,051,034
Media – 0.6%
News Corp. Class A	14,600	199,874
Mining – 3.1%
Barrick Gold Corp.	15,905	626,339
Newmont Mining Corp.	9,800	463,638
		1,089,977
Oil & Gas – 4.8%
Anadarko Petroleum Corp.	11,630	725,945
Apache Corp.	2,100	216,657
ENSCO International PLC Sponsored ADR (United Kingdom)	8,000	319,520
Hess Corp.	6,900	417,450
		1,679,572
Oil & Gas Services – 8.6%
Halliburton Co.	33,900	1,020,051
Schlumberger Ltd.	21,869	1,423,453
Weatherford International Ltd. (a)	31,100	557,001
		3,000,505
Pharmaceuticals – 8.2%
Mead Johnson Nutrition Co.	4,800	209,760
Merck & Co., Inc.	17,900	654,066
Pfizer, Inc.	67,800	1,233,282
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	13,700	769,666
		2,866,774
Retail – 8.3%
CVS Caremark Corp.	22,462	723,501
Lowe's Cos., Inc.	60,200	1,408,078
Target Corp.	16,491	797,670
		2,929,249
Semiconductors – 11.6%
Altera Corp.	20,892	472,786
Applied Materials, Inc.	70,879	988,053
Intel Corp.	57,224	1,167,370
Lam Research Corp. (a)	13,700	537,177
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	79,634	911,013
		4,076,399
Software – 5.8%
Microsoft Corp.	43,700	1,332,413
Oracle Corp.	28,269	693,721
		2,026,134
Telecommunications – 3.4%
Juniper Networks, Inc. (a)	1,900	50,673
Motorola, Inc. (a)	84,781	657,901
Verizon Communications, Inc.	14,900	493,637
		1,202,211
Transportation – 4.4%
Expeditors International of Washington, Inc.	10,600	368,138

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Parcel Service, Inc. Class B	20,300	$1,164,611
		1,532,749
TOTAL COMMON STOCK (Cost $30,152,693)		34,751,005
TOTAL EQUITIES (Cost $30,152,693)		34,751,005
TOTAL LONG-TERM INVESTMENTS (Cost $30,152,693)		34,751,005
	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreement – 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$289,741	289,741
TOTAL SHORT-TERM INVESTMENTS (Cost $289,741)		289,741
TOTAL INVESTMENTS – 100.0% (Cost $30,442,434) (c)		35,040,746
Other Assets/ (Liabilities) – 0.0%		5,562
NET ASSETS – 100.0%		$35,046,308

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $289,742. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $299,614.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.3%
COMMON STOCK – 99.0%
Aerospace & Defense – 1.0%
Goodrich Corp.	31,500	$2,023,875
United Technologies Corp.	50,700	3,519,087
		5,542,962
Apparel – 0.3%
Nike, Inc. Class B	28,500	1,882,995
Banks – 3.2%
Bank of America Corp.	99,900	1,504,494
Bank of New York Mellon Corp.	11,000	307,670
Northern Trust Corp.	54,900	2,876,760
PNC Financial Services Group, Inc.	13,500	712,665
State Street Corp.	54,800	2,385,992
U.S. Bancorp	164,100	3,693,891
Wells Fargo & Co.	252,000	6,801,480
		18,282,952
Beverages – 0.9%
The Coca-Cola Co.	500	28,500
PepsiCo, Inc.	82,200	4,997,760
		5,026,260
Biotechnology – 1.8%
Amgen, Inc. (a)	11,000	622,270
Celgene Corp. (a)	133,700	7,444,416
Life Technologies Corp. (a)	5,700	297,711
Vertex Pharmaceuticals, Inc. (a)	44,900	1,923,965
		10,288,362
Chemicals – 2.1%
Ecolab, Inc.	2,300	102,534
Monsanto Co.	43,400	3,547,950
Praxair, Inc.	84,800	6,810,288
The Sherwin-Williams Co.	21,000	1,294,650
		11,755,422
Commercial Services – 5.4%
Apollo Group, Inc. Class A (a)	14,400	872,352
Automatic Data Processing, Inc.	35,200	1,507,264
MasterCard, Inc. Class A	34,100	8,728,918
McKesson Corp.	106,200	6,637,500
Visa, Inc. Class A	101,300	8,859,698
Western Union Co.	189,700	3,575,845
		30,181,577
Computers – 8.2%
Accenture PLC Class A	72,800	3,021,200
Apple, Inc. (a)	164,700	34,728,642
EMC Corp. (a)	71,200	1,243,864
Hewlett-Packard Co.	36,400	1,874,964
International Business Machines Corp.	42,200	5,523,980
		46,392,650
Cosmetics & Personal Care – 0.5%
The Procter & Gamble Co.	46,600	2,825,358
Distribution & Wholesale – 0.2%
Fastenal Co.	29,600	1,232,544
W.W. Grainger, Inc.	600	58,098
		1,290,642
Diversified Financial – 11.1%
American Express Co.	155,000	6,280,600
Ameriprise Financial, Inc.	80,500	3,125,010
BlackRock, Inc.	5,000	1,161,000
The Charles Schwab Corp.	203,100	3,822,342
CME Group, Inc.	1,400	470,330
Credit Suisse Group	10,000	491,965
Franklin Resources, Inc.	107,500	11,325,125
The Goldman Sachs Group, Inc.	83,600	14,115,024
IntercontinentalExchange, Inc. (a)	38,400	4,312,320
Invesco Ltd.	96,400	2,264,436
JP Morgan Chase & Co.	234,600	9,775,782
Morgan Stanley	154,600	4,576,160
TD Ameritrade Holding Corp. (a)	40,000	775,200
		62,495,294
Energy — Alternate Sources – 0.1%
First Solar, Inc. (a)	3,800	514,520
Engineering & Construction – 0.3%
McDermott International, Inc. (a)	79,400	1,906,394
Environmental Controls – 0.1%
Republic Services, Inc.	11,000	311,410
Foods – 0.2%
General Mills, Inc.	7,800	552,318
Kellogg Co.	10,500	558,600
		1,110,918
Health Care — Products – 1.9%
Alcon, Inc.	3,900	640,965
Baxter International, Inc.	21,900	1,285,092
Intuitive Surgical, Inc. (a)	13,600	4,125,152
Medtronic, Inc.	8,800	387,024
St. Jude Medical, Inc. (a)	51,800	1,905,204
Stryker Corp.	46,600	2,347,242
		10,690,679
Health Care — Services – 0.3%
Cerner Corp. (a)	23,300	1,920,852
WellPoint, Inc. (a)	1,400	81,606
		2,002,458
Insurance – 0.0%
Prudential Financial, Inc.	2,200	109,472
Internet – 13.1%
Amazon.com, Inc. (a)	169,800	22,841,496
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	1,500	616,845
eBay, Inc. (a)	600	14,124
Expedia, Inc. (a)	127,200	3,270,312
Google, Inc. Class A (a)	49,100	30,441,018
McAfee, Inc. (a)	126,600	5,136,162
Priceline.com, Inc. (a)	17,000	3,714,500
Tencent Holdings Ltd.	347,300	7,493,554
VeriSign, Inc. (a)	5,700	138,168
		73,666,179
Leisure Time – 0.5%
Carnival Corp. (a)	82,200	2,604,918
Lodging – 1.1%
Marriott International, Inc. Class A	170,190	4,637,677
Wynn Macau Ltd. (a)	570,400	695,868
Wynn Resorts Ltd.	11,600	675,468
		6,009,013
Machinery — Diversified – 0.4%
Rockwell Automation, Inc.	43,300	2,034,234

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing – 3.9%
3M Co.	68,000	$5,621,560
Danaher Corp.	219,200	16,483,840
		22,105,400
Media – 3.5%
Discovery Communications, Inc., Series A (a)	109,700	3,364,499
Discovery Communications, Inc., Series C (a)	137,000	3,633,240
The McGraw-Hill Cos., Inc.	115,100	3,857,001
Time Warner, Inc.	146,733	4,275,800
The Walt Disney Co.	140,800	4,540,800
		19,671,340
Metal Fabricate & Hardware – 0.8%
Precision Castparts Corp.	40,000	4,414,000
Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc. (a)	11,000	883,190
Oil & Gas – 3.2%
EOG Resources, Inc.	85,200	8,289,960
Exxon Mobil Corp.	500	34,095
Petroleo Brasileiro SA Sponsored ADR (Brazil)	44,900	1,903,311
Southwestern Energy Co. (a)	92,500	4,458,500
Suncor Energy, Inc.	92,400	3,262,644
		17,948,510
Oil & Gas Services – 3.8%
Cameron International Corp. (a)	74,500	3,114,100
FMC Technologies, Inc. (a)	56,700	3,279,528
Schlumberger Ltd.	174,600	11,364,714
Smith International, Inc.	134,900	3,665,233
		21,423,575
Pharmaceuticals – 8.4%
Allergan, Inc.	122,300	7,706,123
Express Scripts, Inc. (a)	120,700	10,434,515
Gilead Sciences, Inc. (a)	202,700	8,772,856
Medco Health Solutions, Inc. (a)	237,100	15,153,061
Shire PLC Sponsored ADR (United Kingdom)	26,000	1,526,200
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	69,700	3,915,746
		47,508,501
Retail – 7.3%
Bed Bath & Beyond, Inc. (a)	132,400	5,114,612
CarMax, Inc. (a)	18,600	451,050
Costco Wholesale Corp.	5,500	325,435
CVS Caremark Corp.	94,368	3,039,593
Dollar Tree, Inc. (a)	16,500	796,950
The Gap, Inc.	54,700	1,145,965
Kohl's Corp. (a)	131,500	7,091,795
Lowe's Cos., Inc.	169,700	3,969,283
McDonald's Corp.	71,400	4,458,216
O'Reilly Automotive, Inc. (a)	61,000	2,325,320
Starbucks Corp. (a)	241,200	5,562,072
Wal-Mart Stores, Inc.	54,800	2,929,060
Walgreen Co.	12,000	440,640
Yum! Brands, Inc.	101,800	3,559,946
		41,209,937
Semiconductors – 4.5%
Altera Corp.	113,400	2,566,242
Broadcom Corp. Class A (a)	150,600	4,736,370
Intel Corp.	127,100	2,592,840
Marvell Technology Group Ltd. (a)	453,300	9,405,975
Xilinx, Inc.	242,000	6,064,520
		25,365,947
Software – 4.0%
Adobe Systems, Inc. (a)	20,400	750,312
Autodesk, Inc. (a)	51,400	1,306,074
Electronic Arts, Inc. (a)	16,500	292,875
Fiserv, Inc. (a)	69,300	3,359,664
Intuit, Inc. (a)	19,200	589,632
Microsoft Corp.	512,700	15,632,223
Salesforce.com, Inc. (a)	5,500	405,735
		22,336,515
Telecommunications – 6.2%
American Tower Corp. Class A (a)	237,500	10,262,375
Cisco Systems, Inc. (a)	219,400	5,252,436
Juniper Networks, Inc. (a)	307,200	8,193,024
Qualcomm, Inc.	243,600	11,268,936
		34,976,771
Transportation – 0.5%
Expeditors International of Washington, Inc.	40,500	1,406,565
Union Pacific Corp.	20,300	1,297,170
		2,703,735
TOTAL COMMON STOCK (Cost $468,431,379)		557,472,090
CONVERTIBLE PREFERRED STOCK – 0.2%
Banks – 0.2%
Bank of America Corp.	95,100	1,418,892
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,426,500)		1,418,892
TOTAL EQUITIES (Cost $469,857,879)		558,890,982
MUTUAL FUNDS – 0.6%
Diversified Financial – 0.6%
T. Rowe Price Reserve Investment Fund	3,285,963	3,285,963
TOTAL MUTUAL FUNDS (Cost $3,285,963)		3,285,963
TOTAL LONG-TERM INVESTMENTS (Cost $473,143,842)		562,176,945
	Principal Amount
SHORT-TERM INVESTMENTS – 0.6%
Repurchase Agreement – 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$3,264,354	3,264,354
TOTAL SHORT-TERM INVESTMENTS (Cost $3,264,354)		3,264,354

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

Principal Amount	Value
TOTAL INVESTMENTS – 100.0% (Cost $476,408,196) (c)	$565,441,299
Other Assets/ (Liabilities) – (0.5)%	(2,619,830)
NET ASSETS – 100.0%	$562,821,469

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,264,355. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $3,334,468.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.4%
COMMON STOCK – 99.4%
Aerospace & Defense – 1.3%
United Technologies Corp.	15,190	$1,054,338
Agriculture – 0.6%
Philip Morris International, Inc.	9,940	479,009
Apparel – 1.0%
Nike, Inc. Class B	8,720	576,131
VF Corp.	4,060	297,354
		873,485
Auto Manufacturers – 0.5%
Oshkosh Corp.	11,230	415,847
Banks – 0.9%
State Street Corp.	17,150	746,711
Beverages – 2.5%
Molson Coors Brewing Co. Class B	7,740	349,538
PepsiCo, Inc.	28,390	1,726,112
		2,075,650
Biotechnology – 2.2%
Alexion Pharmaceuticals, Inc. (a)	4,200	205,044
Amgen, Inc. (a)	14,070	795,940
Celgene Corp. (a)	15,650	871,392
		1,872,376
Chemicals – 2.2%
Albemarle Corp.	13,890	505,179
FMC Corp.	5,290	294,971
Praxair, Inc.	12,910	1,036,802
		1,836,952
Coal – 0.6%
Walter Energy, Inc.	6,640	500,058
Commercial Services – 3.4%
FTI Consulting, Inc. (a)	5,840	275,414
Iron Mountain, Inc. (a)	17,480	397,845
Visa, Inc. Class A	19,470	1,702,846
Western Union Co.	26,050	491,043
		2,867,148
Computers – 7.0%
Apple, Inc. (a)	14,000	2,952,040
Cognizant Technology Solutions Corp. Class A (a)	7,490	339,297
EMC Corp. (a)	89,660	1,566,360
Hewlett-Packard Co.	11,370	585,669
NetApp, Inc. (a)	6,800	233,852
Research In Motion Ltd. (a)	3,380	228,285
		5,905,503
Cosmetics & Personal Care – 2.8%
Avon Products, Inc.	22,070	695,205
Colgate-Palmolive Co.	15,780	1,296,327
The Estee Lauder Cos., Inc. Class A	8,290	400,904
		2,392,436
Diversified Financial – 8.5%
American Express Co.	12,140	491,913
Ameriprise Financial, Inc.	11,660	452,641
BlackRock, Inc.	2,680	622,296
The Charles Schwab Corp.	10,960	206,267
Franklin Resources, Inc.	11,470	1,208,365
The Goldman Sachs Group, Inc.	5,170	872,903
IntercontinentalExchange, Inc. (a)	6,710	753,533
Invesco Ltd.	19,660	461,813
JP Morgan Chase & Co.	41,620	1,734,305
Morgan Stanley	11,580	342,768
		7,146,804
Electric – 1.6%
The AES Corp. (a)	98,400	1,309,704
Electrical Components & Equipment – 0.3%
AMETEK, Inc.	6,620	253,149
Electronics – 0.4%
Trimble Navigation Ltd. (a)	11,800	297,360
Engineering & Construction – 0.8%
ABB Ltd. Sponsored ADR (Switzerland) (a)	36,990	706,509
Entertainment – 0.3%
DreamWorks Animation SKG, Inc. Class A (a)	5,490	219,326
Foods – 2.2%
General Mills, Inc.	16,640	1,178,278
The J.M. Smucker Co.	11,180	690,365
		1,868,643
Health Care — Products – 3.5%
Alcon, Inc.	3,080	506,198
Baxter International, Inc.	17,260	1,012,817
Medtronic, Inc.	9,780	430,124
QIAGEN NV (a)	20,860	465,595
St. Jude Medical, Inc. (a)	14,110	518,966
		2,933,700
Health Care — Services – 0.8%
Covance, Inc. (a)	5,000	272,850
UnitedHealth Group, Inc.	11,700	356,616
		629,466
Household Products – 0.3%
Church & Dwight Co., Inc.	4,710	284,720
Housewares – 0.3%
Newell Rubbermaid, Inc.	18,860	283,089
Insurance – 1.1%
ACE Ltd. (a)	12,310	620,424
Marsh & McLennan Cos., Inc.	13,850	305,808
		926,232
Internet – 4.9%
Amazon.com, Inc. (a)	6,890	926,843
Check Point Software Technologies Ltd. (a)	24,410	827,011
eBay, Inc. (a)	15,900	374,286
Google, Inc. Class A (a)	3,270	2,027,334
		4,155,474
Leisure Time – 1.1%
Carnival Corp. (a)	29,060	920,911
Machinery — Diversified – 2.1%
Cummins, Inc.	26,610	1,220,334
Deere & Co.	10,330	558,750
		1,779,084
Manufacturing – 2.1%
3M Co.	16,000	1,322,720

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Danaher Corp.	5,540	$416,608
		1,739,328
Media – 3.1%
Comcast Corp. Class A	31,460	530,415
DIRECTV Class A (a)	19,420	647,657
Time Warner, Inc.	29,420	857,299
The Walt Disney Co.	18,040	581,790
		2,617,161
Metal Fabricate & Hardware – 1.1%
Precision Castparts Corp.	8,620	951,217
Mining – 1.9%
Freeport-McMoRan Copper & Gold, Inc. (a)	20,390	1,637,113
Oil & Gas – 5.2%
Chevron Corp.	18,860	1,452,031
Devon Energy Corp.	12,150	893,025
Newfield Exploration Co. (a)	8,750	422,013
Southwestern Energy Co. (a)	17,910	863,262
Total SA Sponsored ADR (France)	12,150	778,086
		4,408,417
Oil & Gas Services – 3.4%
Cameron International Corp. (a)	28,600	1,195,480
Transocean Ltd. (a)	19,890	1,646,892
		2,842,372
Pharmaceuticals – 6.8%
Abbott Laboratories	26,710	1,442,073
Allergan, Inc.	11,340	714,534
Cephalon, Inc. (a)	3,230	201,584
Express Scripts, Inc. (a)	10,990	950,086
Gilead Sciences, Inc. (a)	23,920	1,035,258
Shire PLC Sponsored ADR (United Kingdom)	10,930	641,591
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	12,530	703,935
		5,689,061
Real Estate Investment Trusts (REITS) – 0.3%
Annaly Capital Management, Inc.	14,460	250,881
Retail – 6.0%
Best Buy Co., Inc.	13,890	548,099
Coach, Inc.	13,620	497,539
The Gap, Inc.	29,300	613,835
Kohl's Corp. (a)	10,900	587,837
Lowe's Cos., Inc.	34,520	807,423
McDonald's Corp.	6,760	422,094
Starbucks Corp. (a)	19,550	450,823
Target Corp.	17,380	840,671
Wal-Mart Stores, Inc.	5,690	304,130
		5,072,451
Semiconductors – 3.4%
Broadcom Corp. Class A (a)	24,610	773,984
Intel Corp.	69,780	1,423,512
Marvell Technology Group Ltd. (a)	23,220	481,815
NVIDIA Corp. (a)	11,350	212,018
		2,891,329
Software – 4.4%
Adobe Systems, Inc. (a)	14,100	518,598
Citrix Systems, Inc. (a)	7,390	307,498
Microsoft Corp.	63,110	1,924,224
Oracle Corp.	37,120	910,925
		3,661,245
Telecommunications – 6.5%
American Tower Corp. Class A (a)	29,450	1,272,534
Cisco Systems, Inc. (a)	94,950	2,273,103
Juniper Networks, Inc. (a)	28,180	751,561
Qualcomm, Inc.	25,710	1,189,345
		5,486,543
Transportation – 2.0%
CSX Corp.	15,710	761,778
Expeditors International of Washington, Inc.	26,770	929,722
		1,691,500
TOTAL COMMON STOCK (Cost $72,303,867)		83,672,302
TOTAL EQUITIES (Cost $72,303,867)		83,672,302
TOTAL LONG-TERM INVESTMENTS (Cost $72,303,867)		83,672,302
	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreement – 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$684,290	684,290
TOTAL SHORT-TERM INVESTMENTS (Cost $684,290)		684,290
TOTAL INVESTMENTS – 100.2% (Cost $72,988,157) (c)		84,356,592
Other Assets/ (Liabilities) – (0.2)%		(159,206)
NET ASSETS – 100.0%		$84,197,386

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $684,290. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/25/24 - 7/15/25, and an aggregate market value, including accrued interest, of $701,641.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.6%
COMMON STOCK – 98.6%
Apparel – 2.8%
Nike, Inc. Class B	131,900	$8,714,633
Banks – 1.3%
Bank of New York Mellon Corp.	142,600	3,988,522
Biotechnology – 2.9%
Genzyme Corp. (a)	131,950	6,466,870
Illumina, Inc. (a)	80,954	2,481,240
		8,948,110
Chemicals – 4.5%
Monsanto Co.	73,700	6,024,975
Praxair, Inc.	42,700	3,429,237
Syngenta AG Sponsored ADR (Switzerland)	76,700	4,315,909
		13,770,121
Commercial Services – 7.5%
Iron Mountain, Inc. (a)	66,000	1,502,160
MasterCard, Inc. Class A	20,300	5,196,394
Visa, Inc. Class A	181,460	15,870,492
Weight Watchers International, Inc.	25,000	729,000
		23,298,046
Computers – 7.7%
Apple, Inc. (a)	90,600	19,103,916
Teradata Corp. (a)	152,000	4,777,360
		23,881,276
Cosmetics & Personal Care – 1.2%
The Procter & Gamble Co.	62,600	3,795,438
Diversified Financial – 7.2%
The Charles Schwab Corp.	114,000	2,145,480
CME Group, Inc.	25,850	8,684,307
IntercontinentalExchange, Inc. (a)	101,060	11,349,038
		22,178,825
Electronics – 0.9%
FLIR Systems, Inc. (a)	86,200	2,820,464
Health Care — Products – 4.9%
Intuitive Surgical, Inc. (a)	31,600	9,584,912
Stryker Corp.	34,894	1,757,611
Varian Medical Systems, Inc. (a)	83,900	3,930,715
		15,273,238
Health Care — Services – 1.0%
UnitedHealth Group, Inc.	105,900	3,227,832
Internet – 13.8%
Amazon.com, Inc. (a)	86,700	11,662,884
Google, Inc. Class A (a)	29,000	17,979,420
Priceline.com, Inc. (a)	18,600	4,064,100
Symantec Corp. (a)	227,400	4,068,186
VeriSign, Inc. (a)	199,600	4,838,304
		42,612,894
Lodging – 0.9%
Las Vegas Sands Corp. (a)	192,300	2,872,962
Oil & Gas – 1.9%
EOG Resources, Inc.	59,400	5,779,620
Oil & Gas Services – 7.0%
FMC Technologies, Inc. (a)	112,850	6,527,244
National Oilwell Varco, Inc.	188,700	8,319,783
Schlumberger Ltd.	104,200	6,782,378
		21,629,405
Pharmaceuticals – 8.8%
Allergan, Inc.	216,600	13,647,966
Gilead Sciences, Inc. (a)	91,400	3,955,792
Medco Health Solutions, Inc. (a)	88,000	5,624,080
Novo Nordisk A/S Sponsored ADR (Denmark)	64,200	4,099,170
		27,327,008
Retail – 6.5%
Lowe's Cos., Inc.	148,200	3,466,398
Staples, Inc.	325,200	7,996,668
Starbucks Corp. (a)	170,450	3,930,577
Walgreen Co.	127,800	4,692,816
		20,086,459
Semiconductors – 1.0%
Broadcom Corp. Class A (a)	94,200	2,962,590
Software – 6.1%
Adobe Systems, Inc. (a)	109,600	4,031,088
Intuit, Inc. (a)	170,000	5,220,700
Salesforce.com, Inc. (a)	100,650	7,424,950
VMware, Inc. Class A (a)	51,500	2,182,570
		18,859,308
Telecommunications – 8.1%
America Movil SAB de C.V. Sponsored ADR (Mexico)	90,850	4,268,133
Crown Castle International Corp. (a)	160,000	6,246,400
Qualcomm, Inc.	312,400	14,451,624
		24,966,157
Transportation – 2.6%
Expeditors International of Washington, Inc.	120,000	4,167,600
United Parcel Service, Inc. Class B	69,100	3,964,267
		8,131,867
TOTAL COMMON STOCK (Cost $257,995,033)		305,124,775
TOTAL EQUITIES (Cost $257,995,033)		305,124,775
TOTAL LONG-TERM INVESTMENTS (Cost $257,995,033)		305,124,775
	Principal Amount
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreement – 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$2,534,309	2,534,309
TOTAL SHORT-TERM INVESTMENTS (Cost $2,534,309)		2,534,309

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS – 99.4% (Cost $260,529,342) (c)	$307,659,084
Other Assets/ (Liabilities) – 0.6%	1,967,107
NET ASSETS – 100.0%	$309,626,191

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,534,310. Collateralized by U.S. Government Agency obligations with rates ranging from 3.750% - 4.000%, maturity dates ranging from 12/15/23 - 12/25/24, and an aggregate market value, including accrued interest, of $2,588,238.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 99.4%
COMMON STOCK – 99.4%
Auto Manufacturers – 0.9%
Paccar, Inc.	11,394	$413,260
Biotechnology – 6.2%
Amgen, Inc. (a)	13,184	745,819
Biogen Idec, Inc. (a)	8,787	470,104
Celgene Corp. (a)	12,738	709,252
Genzyme Corp. (a)	9,295	455,548
Illumina, Inc. (a)	3,410	104,517
Life Technologies Corp. (a)	5,121	267,470
Vertex Pharmaceuticals, Inc. (a)	5,830	249,815
		3,002,525
Chemicals – 0.4%
Sigma-Aldrich Corp.	3,310	167,254
Commercial Services – 2.0%
Apollo Group, Inc. Class A (a)	4,397	266,370
Automatic Data Processing, Inc.	9,952	426,145
Paychex, Inc.	9,578	293,470
		985,985
Computers – 20.9%
Apple, Inc. (a)	35,556	7,497,338
Cognizant Technology Solutions Corp. Class A (a)	8,098	366,840
Dell, Inc. (a)	20,377	292,614
Logitech International SA (a)	5,000	85,500
NetApp, Inc. (a)	9,834	338,191
Research In Motion Ltd. (a)	15,897	1,073,683
SanDisk Corp. (a)	6,492	188,203
Seagate Technology	14,121	256,861
		10,099,230
Distribution & Wholesale – 0.3%
Fastenal Co.	3,964	165,061
Electronics – 1.0%
Flextronics International Ltd. (a)	24,894	181,975
FLIR Systems, Inc. (a)	4,570	149,530
Garmin Ltd.	5,305	162,864
		494,369
Energy — Alternate Sources – 0.6%
First Solar, Inc. (a)	2,102	284,611
Engineering & Construction – 0.2%
Foster Wheeler AG (a)	3,797	111,784
Environmental Controls – 0.3%
Stericycle, Inc. (a)	2,467	136,104
Health Care — Products – 1.5%
Henry Schein, Inc. (a)	2,501	131,552
Hologic, Inc. (a)	7,780	112,810
Intuitive Surgical, Inc. (a)	1,071	324,856
QIAGEN NV (a)	6,546	146,107
		715,325
Internet – 13.1%
Amazon.com, Inc. (a)	8,036	1,081,003
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	759	312,123
Check Point Software Technologies Ltd. (a)	5,836	197,724
eBay, Inc. (a)	26,959	634,615
Expedia, Inc. (a)	8,076	207,634
Google, Inc. Class A (a)	4,188	2,596,476
Liberty Media Holding Corp. Interactive Class A (a)	15,480	167,803
Priceline.com, Inc. (a)	1,284	280,554
Symantec Corp. (a)	23,700	423,993
VeriSign, Inc. (a)	5,228	126,727
Yahoo!, Inc. (a)	18,824	315,867
		6,344,519
Lodging – 0.5%
Wynn Resorts Ltd.	3,757	218,770
Machinery — Construction & Mining – 0.3%
Joy Global, Inc.	2,818	145,381
Media – 4.1%
Comcast Corp. Class A	40,368	680,604
DIRECTV Class A (a)	19,473	649,425
DISH Network Corp. Class A	6,182	128,400
News Corp. Class A	39,821	545,150
		2,003,579
Pharmaceuticals – 7.3%
Cephalon, Inc. (a)	2,091	130,499
DENTSPLY International, Inc.	4,127	145,147
Express Scripts, Inc. (a)	6,846	591,837
Gilead Sciences, Inc. (a)	24,767	1,071,916
Mylan, Inc. (a)	8,673	159,843
Patterson Cos., Inc. (a)	3,330	93,173
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	20,639	1,159,499
Warner Chilcott PLC Class A (a)	7,034	200,258
		3,552,172
Retail – 5.2%
Bed Bath & Beyond, Inc. (a)	9,970	385,141
Costco Wholesale Corp.	6,487	383,836
O'Reilly Automotive, Inc. (a)	3,944	150,345
Ross Stores, Inc.	3,613	154,311
Sears Holdings Corp. (a)	3,381	282,145
Staples, Inc.	13,568	333,637
Starbucks Corp. (a)	28,779	663,644
Urban Outfitters, Inc. (a)	4,661	163,088
		2,516,147
Semiconductors – 7.8%
Altera Corp.	11,657	263,798
Applied Materials, Inc.	19,256	268,429
Broadcom Corp. Class A (a)	11,131	350,070
Intel Corp.	54,018	1,101,967
KLA-Tencor Corp.	5,783	209,113
Lam Research Corp. (a)	3,767	147,704
Linear Technology Corp.	8,345	254,856
Marvell Technology Group Ltd. (a)	16,620	344,865
Maxim Integrated Products, Inc.	8,460	171,738
Microchip Technology, Inc.	4,365	126,847
NVIDIA Corp. (a)	15,396	287,597
Xilinx, Inc.	10,308	258,319
		3,785,303
Software – 14.6%
Activision Blizzard, Inc. (a)	31,677	351,932
Adobe Systems, Inc. (a)	14,355	527,977

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Autodesk, Inc. (a)	6,767	$171,949
BMC Software, Inc. (a)	5,953	238,715
CA, Inc.	14,008	314,620
Cerner Corp. (a)	2,287	188,540
Citrix Systems, Inc. (a)	6,079	252,947
Electronic Arts, Inc. (a)	9,242	164,046
Fiserv, Inc. (a)	5,378	260,725
Infosys Technologies Ltd. Sponsored ADR (India)	3,120	172,442
Intuit, Inc. (a)	11,133	341,894
Microsoft Corp.	87,299	2,661,747
Oracle Corp.	58,429	1,433,848
		7,081,382
Telecommunications – 10.2%
Cisco Systems, Inc. (a)	57,447	1,375,281
Millicom International Cellular SA	2,936	216,589
NII Holdings, Inc. (a)	4,519	151,748
Qualcomm, Inc.	57,091	2,641,030
Virgin Media, Inc.	9,424	158,606
Vodafone Group PLC Sponsored ADR (United Kingdom)	16,572	382,647
		4,925,901
Textiles – 0.3%
Cintas Corp.	5,149	134,131
Toys, Games & Hobbies – 0.5%
Mattel, Inc.	11,567	231,109
Transportation – 1.2%
C.H. Robinson Worldwide, Inc.	4,695	275,738
Expeditors International of Washington, Inc.	5,952	206,713
J.B. Hunt Transport Services, Inc.	3,638	117,398
		599,849
TOTAL COMMON STOCK (Cost $40,658,901)		48,113,751
TOTAL EQUITIES (Cost $40,658,901)		48,113,751
TOTAL LONG-TERM INVESTMENTS (Cost $40,658,901)		48,113,751
	Principal Amount
SHORT-TERM INVESTMENTS – 0.7%
Repurchase Agreement – 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$157,921	157,921
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill (c) 0.123% 5/06/10	185,000	184,922
TOTAL SHORT-TERM INVESTMENTS (Cost $342,843)		342,843
TOTAL INVESTMENTS – 100.1% (Cost $41,001,744) (d)		48,456,594
Other Assets/ (Liabilities) – (0.1)%		(44,780)
NET ASSETS – 100.0%		$48,411,814

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $157,921. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $164,304.
(c)	This security is held as collateral for open futures contracts (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 92.5%
COMMON STOCK – 92.5%
Aerospace & Defense – 3.7%
The Boeing Co.	400,000	$21,652,000
Banks – 5.0%
Bank of New York Mellon Corp.	1,055,000	29,508,350
Beverages – 3.8%
Dr. Pepper Snapple Group, Inc.	800,000	22,640,000
Commercial Services – 5.3%
Robert Half International, Inc.	1,162,100	31,062,933
Computers – 8.1%
Diebold, Inc.	600,000	17,070,000
Hewlett-Packard Co.	600,000	30,906,000
		47,976,000
Diversified Financial – 9.4%
Discover Financial Services	1,979,500	29,118,445
Franklin Resources, Inc.	250,000	26,337,500
		55,455,945
Leisure Time – 5.4%
Carnival Corp. (a)	1,000,000	31,690,000
Lodging – 7.6%
Starwood Hotels & Resorts Worldwide, Inc.	1,223,000	44,725,110
Machinery — Construction & Mining – 4.3%
Caterpillar, Inc.	448,200	25,542,918
Manufacturing – 4.8%
Illinois Tool Works, Inc.	586,500	28,146,135
Media – 3.6%
Discovery Communications, Inc., Series C (a)	800,000	21,216,000
Oil & Gas – 3.5%
Apache Corp.	200,000	20,634,000
Oil & Gas Services – 3.6%
National Oilwell Varco, Inc.	484,770	21,373,509
Retail – 10.1%
Best Buy Co., Inc.	700,000	27,622,000
Tiffany & Co.	750,000	32,250,000
		59,872,000
Semiconductors – 12.1%
Applied Materials, Inc.	2,200,000	30,668,000
Intel Corp.	2,000,000	40,800,000
		71,468,000
Transportation – 2.2%
Union Pacific Corp.	200,000	12,780,000
TOTAL COMMON STOCK (Cost $459,933,066)		545,742,900
TOTAL EQUITIES (Cost $459,933,066)		545,742,900
TOTAL LONG-TERM INVESTMENTS (Cost $459,933,066)		545,742,900
	Principal Amount
SHORT-TERM INVESTMENTS – 7.5%
Repurchase Agreement – 7.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$44,477,241	44,477,241
TOTAL SHORT-TERM INVESTMENTS (Cost $44,477,241)		44,477,241
TOTAL INVESTMENTS – 100.0% (Cost $504,410,307) (c)		590,220,141
Other Assets/ (Liabilities) – 0.0%		161,651
NET ASSETS – 100.0%		$590,381,792

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $44,477,266. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $45,370,048.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.1%
COMMON STOCK – 98.1%
Advertising – 1.2%
Harte-Hanks, Inc.	130,535	$1,407,167
Aerospace & Defense – 0.2%
Esterline Technologies Corp. (a)	5,300	216,081
Agriculture – 0.7%
Reynolds American, Inc.	14,175	750,850
Automotive & Parts – 1.7%
Autoliv, Inc.	44,915	1,947,514
Banks – 3.3%
City National Corp.	22,106	1,008,034
Fulton Financial Corp.	85,300	743,816
Prosperity Bancshares, Inc.	18,900	764,883
Umpqua Holdings Corp.	99,200	1,330,272
		3,847,005
Beverages – 0.3%
Dr. Pepper Snapple Group, Inc.	12,800	362,240
Biotechnology – 0.5%
Life Technologies Corp. (a)	11,075	578,447
Building Materials – 0.4%
Owens Corning, Inc. (a)	17,100	438,444
Chemicals – 3.4%
Airgas, Inc.	17,650	840,140
Celanese Corp. Series A	15,100	484,710
Eastman Chemical Co.	9,150	551,196
International Flavors & Fragrances, Inc.	48,300	1,987,062
		3,863,108
Coal – 1.0%
Alpha Natural Resources, Inc. (a)	25,800	1,119,204
Commercial Services – 1.0%
Corinthian Colleges, Inc. (a)	40,900	563,193
Manpower, Inc.	10,500	573,090
		1,136,283
Computers – 1.6%
Diebold, Inc.	47,385	1,348,103
Western Digital Corp. (a)	10,250	452,538
		1,800,641
Cosmetics & Personal Care – 1.2%
Avon Products, Inc.	27,900	878,850
Bare Escentuals, Inc. (a)	41,850	511,826
		1,390,676
Distribution & Wholesale – 0.8%
United Stationers, Inc. (a)	5,250	298,463
W.W. Grainger, Inc.	6,475	626,974
		925,437
Diversified Financial – 3.3%
Ameriprise Financial, Inc.	36,150	1,403,343
Discover Financial Services	82,600	1,215,046
Stifel Financial Corp. (a)	20,200	1,196,648
		3,815,037
Electric – 5.7%
The AES Corp. (a)	87,100	1,159,301
American Electric Power Co., Inc.	35,850	1,247,221
CMS Energy Corp.	86,100	1,348,326
DTE Energy Co.	18,350	799,877
NSTAR	12,700	467,360
NV Energy, Inc.	27,350	338,593
Westar Energy, Inc.	55,300	1,201,116
		6,561,794
Electrical Components & Equipment – 1.5%
Hubbell, Inc. Class B	5,908	279,448
Molex, Inc.	66,000	1,422,300
		1,701,748
Electronics – 2.4%
Flextronics International Ltd. (a)	198,600	1,451,766
Tyco Electronics Ltd.	54,900	1,347,795
		2,799,561
Engineering & Construction – 0.5%
Fluor Corp.	14,000	630,560
Entertainment – 1.2%
International Speedway Corp. Class A	49,651	1,412,571
Environmental Controls – 1.2%
Republic Services, Inc.	48,800	1,381,528
Foods – 3.5%
Hain Celestial Group, Inc. (a)	79,400	1,350,594
The J.M. Smucker Co.	18,350	1,133,112
Safeway, Inc.	73,600	1,566,944
		4,050,650
Forest Products & Paper – 1.2%
Schweitzer-Mauduit International, Inc.	5,600	393,960
Temple-Inland, Inc.	47,750	1,008,003
		1,401,963
Hand & Machine Tools – 1.7%
Kennametal, Inc.	42,800	1,109,376
The Stanley Works	15,900	819,009
		1,928,385
Health Care — Products – 2.2%
Boston Scientific Corp. (a)	163,500	1,471,500
West Pharmaceutical Services, Inc.	26,700	1,046,640
		2,518,140
Health Care — Services – 4.6%
Health Management Associates, Inc. Class A (a)	170,000	1,235,900
HEALTHSOUTH Corp. (a)	42,900	805,233
Mednax, Inc. (a)	19,300	1,160,123
Quest Diagnostics, Inc.	34,678	2,093,858
		5,295,114
Home Builders – 1.4%
NVR, Inc. (a)	2,219	1,577,065
Household Products – 3.4%
Fortune Brands, Inc.	53,000	2,289,600
Jarden Corp.	27,400	846,934
The Scotts Miracle-Gro Co. Class A	19,030	748,069
		3,884,603

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Housewares – 0.5%
Newell Rubbermaid, Inc.	39,200	$588,392
Insurance – 11.4%
Arch Capital Group Ltd. (a)	12,600	901,530
Arthur J. Gallagher & Co.	67,510	1,519,650
Axis Capital Holdings Ltd.	44,100	1,252,881
Fidelity National Financial, Inc. Class A	87,400	1,176,404
Loews Corp.	22,000	799,700
Prudential Financial, Inc.	25,200	1,253,952
RenaissanceRe Holdings Ltd.	19,940	1,059,811
Stewart Information Services Corp.	57,300	646,344
Unum Group	14,500	283,040
White Mountains Insurance Group Ltd.	5,260	1,749,791
Willis Group Holdings Ltd.	58,482	1,542,755
XL Capital Ltd. Class A	52,100	954,993
		13,140,851
Iron & Steel – 0.6%
Cliffs Natural Resources, Inc.	15,850	730,527
Lodging – 1.2%
Wyndham Worldwide Corp.	68,900	1,389,713
Machinery — Construction & Mining – 1.0%
Ingersoll-Rand PLC	33,600	1,200,864
Machinery — Diversified – 1.0%
Albany International Corp. Class A	48,967	1,099,799
Manufacturing – 3.8%
Carlisle Cos., Inc.	30,100	1,031,226
Cooper Industries PLC Class A	24,000	1,023,360
Dover Corp.	30,344	1,262,614
ITT Corp.	10,600	527,244
Textron, Inc.	26,600	500,346
		4,344,790
Media – 1.2%
Gannett Co., Inc.	47,000	697,950
Viacom, Inc. Class B (a)	23,650	703,115
		1,401,065
Mining – 0.4%
Thompson Creek Metals Co., Inc. (a)	37,150	435,398
Office Equipment/Supplies – 0.5%
Xerox Corp.	67,700	572,742
Office Furnishings – 1.3%
Steelcase, Inc. Class A	233,202	1,483,165
Oil & Gas – 3.6%
Newfield Exploration Co. (a)	31,550	1,521,656
Noble Corp.	23,900	972,730
Questar Corp.	14,350	596,530
Whiting Petroleum Corp. (a)	14,350	1,025,307
		4,116,223
Oil & Gas Services – 0.5%
Oil States International, Inc. (a)	15,600	612,924
Packaging & Containers – 1.3%
Bemis Co., Inc.	51,950	1,540,317
Pharmaceuticals – 0.8%
Cardinal Health, Inc.	29,500	951,080
Pipelines – 0.5%
El Paso Corp.	63,400	623,222
Real Estate Investment Trusts (REITS) – 3.9%
Boston Properties, Inc.	11,875	796,456
CapitalSource, Inc.	296,700	1,177,899
Health Care REIT, Inc.	6,250	277,000
Home Properties, Inc.	9,400	448,474
Mack-Cali Realty Corp.	14,350	496,080
Simon Property Group, Inc.	16,931	1,351,094
		4,547,003
Retail – 4.0%
Darden Restaurants, Inc.	26,000	911,820
Family Dollar Stores, Inc.	25,000	695,750
Guess?, Inc.	9,775	413,482
Kohl's Corp. (a)	9,900	533,907
Nu Skin Enterprises, Inc. Class A	21,800	585,766
Phillips-Van Heusen Corp.	35,150	1,429,902
		4,570,627
Savings & Loans – 2.3%
First Niagara Financial Group, Inc.	100,600	1,399,346
Hudson City Bancorp, Inc.	88,100	1,209,613
		2,608,959
Semiconductors – 3.2%
Micron Technology, Inc. (a)	95,000	1,003,200
Teradyne, Inc. (a)	157,400	1,688,902
Verigy Ltd. (a)	76,700	987,129
		3,679,231
Software – 0.2%
Informatica Corp. (a)	9,950	257,307
Telecommunications – 2.6%
Amdocs Ltd. (a)	18,050	514,967
JDS Uniphase Corp. (a)	89,950	742,087
NTELOS Holdings Corp.	48,800	869,616
Qwest Communications International, Inc.	214,400	902,624
		3,029,294
Textiles – 1.2%
G&K Services, Inc. Class A	53,095	1,334,277
TOTAL COMMON STOCK (Cost $103,219,155)		112,999,586
TOTAL EQUITIES (Cost $103,219,155)		112,999,586
TOTAL LONG-TERM INVESTMENTS (Cost $103,219,155)		112,999,586

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.4%
Repurchase Agreement – 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$2,763,019	$2,763,019
TOTAL SHORT-TERM INVESTMENTS (Cost $2,763,019)		2,763,019
TOTAL INVESTMENTS – 100.5% (Cost $105,982,174) (c)		115,762,605
Other Assets/ (Liabilities) – (0.5)%		(554,232)
NET ASSETS — 100.0%		$115,208,373

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $2,763,019. Collateralized by U.S. Government Agency obligations with rates ranging from 3.750% - 4.000%, maturity dates ranging from 12/15/23 - 7/15/25, and an aggregate market value, including accrued interest, of $2,826,116.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 91.3%
COMMON STOCK – 91.3%
Auto Manufacturers – 1.4%
Oshkosh Corp.	37,300	$1,381,219
Automotive & Parts – 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	108,000	866,160
Banks – 3.5%
First Midwest Bancorp, Inc.	76,100	828,729
International Bancshares Corp.	43,100	815,883
MB Financial, Inc.	33,900	668,508
Webster Financial Corp.	60,500	718,135
Westamerica Bancorporation	8,000	442,960
		3,474,215
Biotechnology – 0.9%
Charles River Laboratories International, Inc. (a)	26,600	896,154
Building Materials – 2.0%
Comfort Systems USA, Inc.	43,600	538,024
Gibraltar Industries, Inc. (a)	29,000	456,170
Simpson Manufacturing Co., Inc.	35,300	949,217
		1,943,411
Chemicals – 1.1%
PolyOne Corp. (a)	144,000	1,075,680
Commercial Services – 6.5%
Aaron's, Inc.	16,300	451,999
Administaff, Inc.	20,200	476,518
Arbitron, Inc.	42,200	988,324
Korn/Ferry International (a)	55,300	912,450
Maximus, Inc.	41,700	2,085,000
Valassis Communications, Inc. (a)	85,700	1,564,882
		6,479,173
Computers – 3.6%
Diebold, Inc.	58,400	1,661,480
Electronics for Imaging, Inc. (a)	41,723	542,816
Mentor Graphics Corp. (a)	109,500	966,885
Mercury Computer Systems, Inc. (a)	37,200	409,572
		3,580,753
Distribution & Wholesale – 1.5%
United Stationers, Inc. (a)	26,600	1,512,210
Diversified Financial – 1.0%
Credit Acceptance Corp. (a)	11,400	479,940
Financial Federal Corp.	17,400	478,500
		958,440
Electric – 1.6%
Unisource Energy Corp.	28,000	901,320
Westar Energy, Inc.	33,300	723,276
		1,624,596
Electrical Components & Equipment – 2.6%
Belden, Inc.	66,600	1,459,872
Littelfuse, Inc. (a)	35,700	1,147,755
		2,607,627
Electronics – 4.3%
Coherent, Inc. (a)	3,700	110,001
Faro Technologies, Inc. (a)	15,100	323,744
Gentex Corp.	67,000	1,195,950
Plexus Corp. (a)	39,500	1,125,750
Vishay Intertechnology, Inc. (a)	179,100	1,495,485
		4,250,930
Engineering & Construction – 0.9%
Insituform Technologies, Inc. Class A (a)	40,200	913,344
Entertainment – 0.4%
Bally Technologies, Inc. (a)	8,600	355,094
Foods – 2.3%
Lance, Inc.	37,900	996,770
Ralcorp Holdings, Inc. (a)	21,700	1,295,707
		2,292,477
Forest Products & Paper – 0.8%
Deltic Timber Corp.	17,300	798,914
Gas – 2.5%
Atmos Energy Corp.	21,600	635,040
New Jersey Resources Corp.	12,100	452,540
UGI Corp.	34,900	844,231
WGL Holdings, Inc.	15,600	523,224
		2,455,035
Hand & Machine Tools – 0.9%
Regal-Beloit Corp.	17,100	888,174
Health Care — Services – 2.0%
AmSurg Corp. (a)	33,600	739,872
Centene Corp. (a)	27,200	575,824
ICON PLC Sponsored ADR (Ireland) (a)	29,000	630,170
		1,945,866
Home Furnishing – 1.3%
Whirlpool Corp.	15,500	1,250,230
Household Products – 0.7%
Acco Brands Corp. (a)	97,100	706,888
Insurance – 6.7%
Alleghany Corp. (a)	1,900	524,400
Assured Guaranty Ltd.	24,600	535,296
Delphi Financial Group, Inc. Class A	55,600	1,243,772
Platinum Underwriters Holdings Ltd.	30,300	1,160,187
Reinsurance Group of America, Inc. Class A	27,500	1,310,375
Torchmark Corp.	17,200	755,940
Universal American Corp. (a)	52,000	608,400
Validus Holdings Ltd.	18,400	495,696
		6,634,066
Internet – 0.8%
Websense, Inc. (a)	48,600	848,556
Investment Companies – 0.9%
Ares Capital Corp.	74,500	927,525
Leisure Time – 0.6%
Brunswick Corp.	47,000	597,370
Lodging – 1.2%
Ameristar Casinos, Inc.	26,500	403,595

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Choice Hotels International, Inc.	26,000	$823,160
		1,226,755
Machinery — Construction & Mining – 1.0%
Terex Corp. (a)	48,300	956,823
Machinery — Diversified – 4.7%
Albany International Corp. Class A	58,400	1,311,664
Cognex Corp.	50,800	900,176
Flowserve Corp.	10,300	973,659
Graco, Inc.	25,000	714,250
Zebra Technologies Corp. Class A (a)	28,000	794,080
		4,693,829
Manufacturing – 5.1%
Acuity Brands, Inc.	18,500	659,340
AptarGroup, Inc.	20,500	732,670
Carlisle Cos., Inc.	62,200	2,130,972
ESCO Technologies, Inc.	9,200	329,820
Harsco Corp.	18,200	586,586
Matthews International Corp. Class A	18,700	662,541
		5,101,929
Media – 0.5%
John Wiley & Sons, Inc. Class A	11,200	469,056
Metal Fabricate & Hardware – 1.0%
Mueller Industries, Inc.	39,300	976,212
Oil & Gas – 4.3%
Encore Acquisition Co. (a)	9,800	470,596
EXCO Resources, Inc.	49,300	1,046,639
Penn Virginia Corp.	28,400	604,636
Plains Exploration & Production Co. (a)	29,800	824,268
St. Mary Land & Exploration Co.	13,700	469,088
Whiting Petroleum Corp. (a)	12,600	900,270
		4,315,497
Oil & Gas Services – 0.8%
SEACOR Holdings, Inc. (a)	10,900	831,125
Pharmaceuticals – 2.0%
Herbalife Ltd.	32,800	1,330,696
NBTY, Inc. (a)	14,700	640,038
		1,970,734
Real Estate Investment Trusts (REITS) – 2.2%
DiamondRock Hospitality Co.	54,200	459,074
Mack-Cali Realty Corp.	14,600	504,722
Realty Income Corp.	30,100	779,891
Ventas, Inc.	11,200	489,888
		2,233,575
Retail – 9.1%
Cabela's, Inc. (a)	66,000	941,160
Casey's General Stores, Inc.	26,000	829,920
The Cato Corp. Class A	65,700	1,317,942
CEC Entertainment, Inc. (a)	24,021	766,751
CKE Restaurants, Inc.	22,200	187,812
Dress Barn, Inc. (a)	32,600	753,060
Hibbett Sports, Inc. (a)	29,000	637,710
MarineMax, Inc. (a)	6,400	58,816
Men's Wearhouse, Inc.	59,400	1,250,964
O'Reilly Automotive, Inc. (a)	19,300	735,716
Sonic Corp. (a)	61,000	614,270
Stage Stores, Inc.	77,000	951,720
		9,045,841
Savings & Loans – 0.5%
NewAlliance Bancshares, Inc.	37,600	451,576
Semiconductors – 2.2%
Brooks Automation, Inc. (a)	112,000	960,960
Maxim Integrated Products, Inc.	62,700	1,272,810
		2,233,770
Software – 0.9%
Fiserv, Inc. (a)	19,100	925,968
Toys, Games & Hobbies – 1.3%
Mattel, Inc.	63,800	1,274,724
Transportation – 1.7%
Genesee & Wyoming, Inc. Class A (a)	31,400	1,024,896
Kirby Corp. (a)	18,200	633,906
		1,658,802
Trucking & Leasing – 1.1%
GATX Corp.	36,800	1,058,000
TOTAL COMMON STOCK (Cost $86,949,443)		90,688,323
TOTAL EQUITIES (Cost $86,949,443)		90,688,323
TOTAL LONG-TERM INVESTMENTS (Cost $86,949,443)		90,688,323
	Principal Amount
SHORT-TERM INVESTMENTS – 3.5%
Repurchase Agreement – 3.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$3,525,204	3,525,204
TOTAL SHORT-TERM INVESTMENTS (Cost $3,525,204)		3,525,204
TOTAL INVESTMENTS – 94.8% (Cost $90,474,647) (c)		94,213,527
Other Assets/ (Liabilities) – 5.2%		5,155,883
NET ASSETS – 100.0%		$99,369,410

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,525,206. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 7/15/25, and an aggregate market value, including accrued interest, of $3,602,332.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 96.5%
COMMON STOCK – 95.5%
Aerospace & Defense – 1.6%
AAR CORP. (a)	35,400	$813,492
Curtiss-Wright Corp.	25,100	786,132
Esterline Technologies Corp. (a)	32,425	1,321,967
Kaman Corp.	46,700	1,078,303
Kratos Defense & Security Solutions, Inc. (a)	27,400	289,070
Moog, Inc. Class A (a)	26,648	778,921
Teledyne Technologies, Inc. (a)	18,800	721,168
Triumph Group, Inc.	29,200	1,408,900
		7,197,953
Agriculture – 0.5%
Alliance One International, Inc. (a)	431,650	2,106,452
Airlines – 1.0%
Alaska Air Group, Inc. (a)	59,200	2,045,952
JetBlue Airways Corp. (a)	286,320	1,560,444
UAL Corp. (a)	74,435	960,956
		4,567,352
Apparel – 1.0%
Deckers Outdoor Corp. (a)	11,225	1,141,807
Skechers U.S.A., Inc. Class A (a)	118,225	3,476,997
		4,618,804
Automotive & Parts – 0.8%
Cooper Tire & Rubber Co.	99,700	1,998,985
Spartan Motors, Inc.	122,700	690,801
Tenneco, Inc. (a)	62,800	1,113,444
		3,803,230
Banks – 5.9%
City Holding Co.	25,285	817,464
Columbia Banking System, Inc.	59,775	967,160
East West Bancorp, Inc.	105,475	1,666,505
F.N.B. Corp.	129,700	880,663
FirstMerit Corp.	60,937	1,227,271
Glacier Bancorp, Inc.	93,390	1,281,311
Home Bancshares, Inc.	74,460	1,792,252
IBERIABANK Corp.	21,240	1,142,924
Independent Bank Corp.	45,385	948,093
Nara Bancorp, Inc. (a)	66,320	752,069
National Penn Bancshares, Inc.	183,450	1,062,175
Old National Bancorp	96,750	1,202,602
Prosperity Bancshares, Inc.	27,285	1,104,224
Signature Bank (a)	36,100	1,151,590
Sterling Bancshares, Inc.	235,320	1,207,192
SVB Financial Group (a)	91,125	3,799,001
Trustmark Corp.	88,538	1,995,647
Umpqua Holdings Corp.	109,525	1,468,730
United Bankshares, Inc.	27,200	543,184
Wintrust Financial Corp.	60,600	1,865,874
		26,875,931
Biotechnology – 0.4%
Celera Corp. (a)	78,620	543,264
Exelixis, Inc. (a)	118,600	874,082
Myriad Genetics, Inc. (a)	22,800	595,080
		2,012,426
Building Materials – 2.1%
Comfort Systems USA, Inc.	81,700	1,008,178
Drew Industries, Inc. (a)	86,400	1,784,160
Gibraltar Industries, Inc. (a)	94,000	1,478,620
Interline Brands, Inc. (a)	106,530	1,839,773
Louisiana-Pacific Corp. (a)	243,425	1,699,107
Universal Forest Products, Inc.	47,500	1,748,475
		9,558,313
Chemicals – 2.5%
Airgas, Inc.	45,700	2,175,320
American Vanguard Corp.	89,100	739,530
Arch Chemicals, Inc.	63,300	1,954,704
Ashland, Inc.	12,300	487,326
Cabot Corp.	32,875	862,311
Innospec, Inc.	135,765	1,369,869
OM Group, Inc. (a)	28,430	892,418
Rockwood Holdings, Inc. (a)	66,500	1,566,740
Symyx Technologies, Inc. (a)	84,700	465,850
The Valspar Corp.	39,100	1,061,174
		11,575,242
Coal – 0.4%
Cloud Peak Energy, Inc. (a)	38,000	553,280
Patriot Coal Corp. (a)	80,050	1,237,573
		1,790,853
Commercial Services – 6.0%
Aaron's, Inc.	186,500	5,171,645
Albany Molecular Research, Inc. (a)	53,950	489,866
CDI Corp.	52,725	682,789
Chemed Corp.	16,530	792,944
Consolidated Graphics, Inc. (a)	22,310	781,296
Corinthian Colleges, Inc. (a)	68,000	936,360
Deluxe Corp.	45,425	671,836
Dollar Thrifty Automotive Group, Inc. (a)	47,400	1,213,914
DynCorp International, Inc. Class A (a)	54,550	782,792
Electro Rent Corp.	117,000	1,350,180
FTI Consulting, Inc. (a)	47,100	2,221,236
Global Payments, Inc.	34,000	1,831,240
Landauer, Inc.	23,800	1,461,320
McGrath Rentcorp	106,500	2,381,340
MPS Group, Inc. (a)	106,400	1,461,936
Navigant Consulting, Inc. (a)	119,800	1,780,228
On Assignment, Inc. (a)	24,500	175,175
PAREXEL International Corp. (a)	31,375	442,388
Pharmaceutical Product Development, Inc.	48,900	1,146,216
Service Corp. International	102,100	836,199
Startek, Inc. (a)	91,036	680,949
		27,291,849

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Computers – 0.8%
Brocade Communications Systems, Inc. (a)	136,805	$1,043,822
Palm, Inc. (a)	115,100	1,155,604
SRA International, Inc. Class A (a)	39,900	762,090
Xyratex Ltd. (a)	67,800	902,418
		3,863,934
Cosmetics & Personal Care – 0.2%
Elizabeth Arden, Inc. (a)	60,000	866,400
Distribution & Wholesale – 2.0%
Beacon Roofing Supply, Inc. (a)	194,300	3,108,800
Owens & Minor, Inc.	93,500	4,013,955
Pool Corp.	73,600	1,404,288
Watsco, Inc.	14,603	715,255
		9,242,298
Diversified Financial – 2.3%
E*TRADE Financial Corp. (a)	382,050	668,588
Eaton Vance Corp.	40,727	1,238,508
Jefferies Group, Inc. (a)	49,100	1,165,143
JMP Group, Inc.	64,800	629,856
Knight Capital Group, Inc. Class A (a)	46,025	708,785
Ocwen Financial Corp. (a)	79,425	760,097
Piper Jaffray Cos., Inc. (a)	25,800	1,305,738
Raymond James Financial, Inc.	52,003	1,236,111
Stifel Financial Corp. (a)	38,750	2,295,550
Student Loan Corp.	10,800	502,956
		10,511,332
Electric – 3.0%
Avista Corp.	108,805	2,349,100
Black Hills Corp.	59,200	1,576,496
Cleco Corp.	106,590	2,913,105
El Paso Electric Co. (a)	81,200	1,646,736
The Empire District Electric Co.	35,000	655,550
MGE Energy, Inc.	27,725	990,892
NorthWestern Corp.	29,150	758,483
Pike Electric Corp. (a)	76,275	707,832
Westar Energy, Inc.	95,970	2,084,468
		13,682,662
Electrical Components & Equipment – 1.7%
Advanced Energy Industries, Inc. (a)	104,500	1,575,860
Belden, Inc.	68,800	1,508,096
C&D Technologies, Inc. (a)	81,000	125,550
GrafTech International Ltd. (a)	52,760	820,418
Hubbell, Inc. Class B	42,515	2,010,959
Littelfuse, Inc. (a)	49,100	1,578,565
		7,619,448
Electronics – 2.3%
Analogic Corp.	23,700	912,687
Checkpoint Systems, Inc. (a)	38,098	580,994
CTS Corp.	60,315	580,230
FLIR Systems, Inc. (a)	65,500	2,143,160
Itron, Inc. (a)	18,400	1,243,288
Methode Electronics, Inc.	40,200	348,936
Newport Corp. (a)	69,000	634,110
Technitrol, Inc.	156,120	683,806
Thomas & Betts Corp. (a)	23,300	833,907
Woodward Governor Co.	106,100	2,734,197
		10,695,315
Engineering & Construction – 1.6%
Chicago Bridge & Iron Co. NV (a)	76,975	1,556,435
Granite Construction, Inc.	18,800	632,808
Insituform Technologies, Inc. Class A (a)	103,200	2,344,704
Sterling Construction Co., Inc. (a)	30,600	586,908
URS Corp. (a)	47,375	2,109,135
		7,229,990
Entertainment – 0.2%
Ascent Media Corp. Series A (a)	30,000	765,900
Environmental Controls – 0.5%
Waste Connections, Inc. (a)	69,700	2,323,798
Foods – 0.7%
Nash Finch Co.	41,600	1,542,944
Spartan Stores, Inc.	38,040	543,591
TreeHouse Foods, Inc. (a)	30,030	1,166,966
		3,253,501
Forest Products & Paper – 2.0%
Clearwater Paper Corp. (a)	30,400	1,671,088
Deltic Timber Corp.	39,743	1,835,332
Domtar Corp. (a)	26,200	1,451,742
Potlatch Corp.	89,880	2,865,374
Wausau Paper Corp.	124,500	1,444,200
		9,267,736
Gas – 1.4%
AGL Resources, Inc.	25,820	941,655
Atmos Energy Corp.	69,705	2,049,327
South Jersey Industries, Inc.	3,800	145,084
Southwest Gas Corp.	54,300	1,549,179
Vectren Corp.	37,900	935,372
WGL Holdings, Inc.	26,100	875,394
		6,496,011
Hand & Machine Tools – 0.3%
Franklin Electric Co., Inc.	17,700	514,716
Snap-on, Inc.	21,400	904,364
		1,419,080
Health Care — Products – 0.8%
AngioDynamics, Inc. (a)	68,400	1,099,872
West Pharmaceutical Services, Inc.	56,800	2,226,560
Wright Medical Group, Inc. (a)	27,300	517,335
		3,843,767
Health Care — Services – 2.0%
Amedisys, Inc. (a)	17,500	849,800
AMERIGROUP Corp. (a)	61,275	1,651,974
Covance, Inc. (a)	20,000	1,091,400
Healthways, Inc. (a)	40,330	739,652
Magellan Health Services, Inc. (a)	22,110	900,540
Mednax, Inc. (a)	22,099	1,328,371
National Healthcare Corp.	41,400	1,494,954
Triple-S Management Corp. Class B (a)	59,900	1,054,240
		9,110,931

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Holding Company — Diversified – 0.3%
Compass Diversified Holdings	93,700	$1,195,612
Home Builders – 1.0%
M/I Homes, Inc. (a)	50,800	527,812
Meritage Home Corp. (a)	102,600	1,983,258
The Ryland Group, Inc.	20,100	395,970
Standard Pacific Corp. (a)	110,175	412,055
Winnebago Industries, Inc. (a)	114,100	1,392,020
		4,711,115
Home Furnishing – 0.4%
La-Z-Boy, Inc. (a)	106,025	1,010,418
Stanley Furniture Co., Inc. (a)	65,400	663,810
		1,674,228
Household Products – 0.4%
CSS Industries, Inc.	47,000	913,680
The Scotts Miracle-Gro Co. Class A	25,700	1,010,267
		1,923,947
Housewares – 0.2%
The Toro Co.	25,100	1,049,431
Insurance – 5.4%
Argo Group International Holdings Ltd. (a)	60,128	1,752,130
Assured Guaranty Ltd.	57,550	1,252,288
Conseco, Inc. (a)	172,725	863,625
Delphi Financial Group, Inc. Class A	93,252	2,086,047
Employers Holdings, Inc.	48,500	743,990
Maiden Holdings Ltd.	163,575	1,197,369
Markel Corp. (a)	4,200	1,428,000
Max Capital Group Ltd.	86,600	1,931,180
MGIC Investment Corp. (a)	141,350	817,003
Montpelier Re Holdings Ltd.	79,180	1,371,398
National Interstate Corp.	68,600	1,163,456
Platinum Underwriters Holdings Ltd.	28,115	1,076,523
ProAssurance Corp. (a)	99,100	5,322,661
Protective Life Corp.	51,500	852,325
Reinsurance Group of America, Inc. Class A	28,100	1,338,965
State Auto Financial Corp. Class A	28,200	521,700
Stewart Information Services Corp.	24,500	276,360
United Fire & Casualty Co.	26,300	479,449
		24,474,469
Internet – 1.6%
Digital River, Inc. (a)	60,100	1,622,099
EarthLink, Inc.	139,590	1,159,993
j2 Global Communications, Inc. (a)	45,880	933,658
SonicWALL, Inc. (a)	128,660	979,102
United Online, Inc.	153,425	1,103,126
Websense, Inc. (a)	77,500	1,353,150
		7,151,128
Investment Companies – 1.6%
Apollo Investment Corp.	158,650	1,511,935
Ares Capital Corp.	326,225	4,061,501
Hercules Technology Growth Capital, Inc.	126,000	1,309,140
Kohlberg Capital Corp.	120,233	548,262
		7,430,838
Iron & Steel – 0.8%
Carpenter Technology Corp.	93,050	2,507,698
Olympic Steel, Inc.	32,350	1,053,963
		3,561,661
Leisure Time – 0.4%
Callaway Golf Co.	145,725	1,098,767
LIFE TIME FITNESS, Inc. (a)	34,500	860,085
		1,958,852
Lodging – 0.4%
Orient-Express Hotels Ltd. (a)	164,400	1,667,016
Machinery — Construction & Mining – 0.9%
Astec Industries, Inc. (a)	30,600	824,364
Bucyrus International, Inc. Class A	41,100	2,316,807
Terex Corp. (a)	49,675	984,062
		4,125,233
Machinery — Diversified – 1.5%
Cascade Corp.	32,200	885,178
IDEX Corp.	83,125	2,589,344
Nordson Corp.	56,300	3,444,434
		6,918,956
Manufacturing – 3.4%
Ameron International Corp.	28,500	1,808,610
AptarGroup, Inc.	82,800	2,959,272
Barnes Group, Inc.	73,175	1,236,657
Ceradyne, Inc. (a)	56,960	1,094,202
EnPro Industries, Inc. (a)	35,075	926,331
Harsco Corp.	29,800	960,454
Hexcel Corp. (a)	71,200	924,176
Matthews International Corp. Class A	78,100	2,767,083
Myers Industries, Inc.	218,020	1,983,982
Teleflex, Inc.	17,475	941,728
		15,602,495
Media – 0.1%
Saga Communications, Inc. Class A (a)	22,500	282,375
Metal Fabricate & Hardware – 1.1%
Ampco-Pittsburgh Corp.	36,060	1,136,972
Circor International, Inc.	43,400	1,092,812
Sims Group Ltd. Sponsored ADR (Australia)	105,000	2,047,500
The Timken Co.	39,500	936,545
		5,213,829
Mining – 1.7%
Amcol International Corp.	38,300	1,088,486
Brush Engineered Materials, Inc. (a)	44,000	815,760
Franco-Nevada Corp.	53,100	1,425,810
Globe Specialty Metals, Inc. (a)	112,900	1,061,260
International Royalty Corp.	264,900	1,896,684
RTI International Metals, Inc. (a)	55,350	1,393,159
		7,681,159
Oil & Gas – 4.6%
Arena Resources, Inc. (a)	28,200	1,215,984
Atwood Oceanics, Inc. (a)	52,050	1,865,992

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cabot Oil & Gas Corp.	99,440	$4,334,590
Encore Acquisition Co. (a)	20,600	989,212
Forest Oil Corp. (a)	51,000	1,134,750
Hercules Offshore, Inc. (a)	65,400	312,612
Mariner Energy, Inc. (a)	62,984	731,244
Penn Virginia Corp.	158,800	3,380,852
Rosetta Resources, Inc. (a)	32,900	655,697
St. Mary Land & Exploration Co.	51,050	1,747,952
Stone Energy Corp. (a)	36,375	656,569
Swift Energy Co. (a)	34,900	836,204
Whiting Petroleum Corp. (a)	44,900	3,208,105
		21,069,763
Oil & Gas Services – 2.0%
CARBO Ceramics, Inc.	27,700	1,888,309
Core Laboratories NV	10,500	1,240,260
Gulf Island Fabrication, Inc.	29,075	611,447
Helix Energy Solutions Group, Inc. (a)	155,350	1,825,363
Natural Gas Services Group, Inc. (a)	70,725	1,333,166
TETRA Technologies, Inc. (a)	179,225	1,985,813
Union Drilling, Inc. (a)	31,000	193,750
		9,078,108
Pharmaceuticals – 1.1%
Akorn, Inc. (a)	275,460	493,073
Inspire Pharmaceuticals, Inc. (a)	98,655	544,576
NBTY, Inc. (a)	31,300	1,362,802
Par Pharmaceutical Cos., Inc. (a)	24,735	669,329
PharMerica Corp. (a)	33,875	537,935
Salix Pharmaceuticals Ltd. (a)	30,000	762,000
Viropharma, Inc. (a)	67,355	565,109
		4,934,824
Pipelines – 0.2%
Oneok, Inc.	23,700	1,056,309
Real Estate Investment Trusts (REITS) – 6.0%
Acadia Realty Trust	55,500	936,285
American Campus Communities, Inc.	51,570	1,449,117
CBL & Associates Properties, Inc.	235,300	2,275,351
Cedar Shopping Centers, Inc.	108,000	734,400
First Potomac Realty Trust	123,600	1,553,652
Hatteras Financial Corp.	55,300	1,546,188
Highwoods Properties, Inc.	38,050	1,268,968
Home Properties, Inc.	31,090	1,483,304
Kilroy Realty Corp.	79,900	2,450,533
LaSalle Hotel Properties	93,700	1,989,251
Lexington Realty Trust	152,575	927,656
LTC Properties, Inc.	61,495	1,644,991
Medical Properties Trust, Inc.	83,500	835,000
MFA Financial, Inc.	210,700	1,548,645
National Retail Properties, Inc.	84,155	1,785,769
Parkway Properties, Inc.	39,100	814,062
Redwood Trust, Inc.	78,300	1,132,218
Sun Communities, Inc.	81,670	1,612,982
Washington Real Estate Investment Trust	50,900	1,402,295
		27,390,667
Retail – 4.3%
Asbury Automotive Group, Inc. (a)	91,440	1,054,303
Brinker International, Inc.	31,601	471,487
Brown Shoe Co., Inc.	16,737	165,194
Build-A-Bear Workshop, Inc. (a)	125,710	614,722
Casey's General Stores, Inc.	51,400	1,640,688
Cash America International, Inc.	43,761	1,529,885
Chico's FAS, Inc. (a)	117,900	1,656,495
Fred's, Inc. Class A	85,600	873,120
Haverty Furniture Cos., Inc.	107,100	1,470,483
Insight Enterprises, Inc. (a)	73,560	840,055
MarineMax, Inc. (a)	82,500	758,175
Men's Wearhouse, Inc.	72,800	1,533,168
Phillips-Van Heusen Corp.	28,900	1,175,652
School Specialty, Inc. (a)	60,135	1,406,558
Sonic Corp. (a)	40,050	403,304
Stein Mart, Inc. (a)	150,600	1,605,396
The Wet Seal, Inc. Class A (a)	426,985	1,473,098
Zumiez, Inc. (a)	90,895	1,156,184
		19,827,967
Savings & Loans – 1.3%
Astoria Financial Corp.	73,450	912,984
Dime Community Bancshares	76,135	892,302
First Niagara Financial Group, Inc.	71,010	987,749
Flushing Financial Corp.	74,735	841,516
NewAlliance Bancshares, Inc.	109,645	1,316,836
Washington Federal, Inc.	50,070	968,354
		5,919,741
Semiconductors – 2.4%
ATMI, Inc. (a)	48,100	895,622
Brooks Automation, Inc. (a)	121,105	1,039,081
Cabot Microelectronics Corp. (a)	23,500	774,560
Fairchild Semiconductor International, Inc. (a)	210,125	2,099,148
Formfactor, Inc. (a)	63,300	1,377,408
Microsemi Corp. (a)	77,400	1,373,850
Teradyne, Inc. (a)	139,400	1,495,762
TriQuint Semiconductor, Inc. (a)	150,575	903,450
Zoran Corp. (a)	108,375	1,197,544
		11,156,425
Software – 1.6%
CSG Systems International, Inc. (a)	39,595	755,868
Progress Software Corp. (a)	87,300	2,550,033
Seachange International, Inc. (a)	187,100	1,229,247
SYNNEX Corp. (a)	60,200	1,845,732
VeriFone Holdings, Inc. (a)	51,110	837,182
		7,218,062
Telecommunications – 2.3%
Arris Group, Inc. (a)	204,750	2,340,293
Black Box Corp.	45,105	1,278,276
CommScope, Inc. (a)	24,255	643,485
Finisar Corp. (a)	67,124	598,746
Ixia (a)	156,300	1,162,872

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NICE Systems Ltd. ADR (Israel) (a)	40,055	$1,243,307
Premiere Global Services, Inc. (a)	152,100	1,254,825
SBA Communications Corp. Class A (a)	26,400	901,824
Sonus Networks, Inc. (a)	345,000	727,950
Symmetricom, Inc. (a)	91,280	474,656
		10,626,234
Textiles – 0.4%
Culp, Inc. (a)	53,600	534,928
G&K Services, Inc. Class A	56,300	1,414,819
		1,949,747
Toys, Games & Hobbies – 0.2%
JAKKS Pacific, Inc. (a)	57,015	691,022
Transportation – 3.9%
American Commercial Lines, Inc. (a)	33,656	616,915
Bristow Group, Inc. (a)	18,875	725,744
Con-way, Inc.	24,075	840,458
Eagle Bulk Shipping, Inc. (a)	98,275	486,461
Genesee & Wyoming, Inc. Class A (a)	86,200	2,813,568
Gulfmark Offshore, Inc. (a)	16,045	454,234
Hub Group, Inc. Class A (a)	50,640	1,358,671
Kirby Corp. (a)	85,900	2,991,897
Landstar System, Inc.	115,100	4,462,427
Nordic American Tanker Shipping Ltd.	11,470	344,100
Seaspan Corp.	97,000	894,340
UTI Worldwide, Inc.	110,600	1,583,793
		17,572,608
TOTAL COMMON STOCK (Cost $435,037,581)		436,704,329
CONVERTIBLE PREFERRED STOCK – 1.0%
Banks – 0.3%
East West Bancorp, Inc., Series A	1,183	1,462,484
Insurance – 0.4%
Assured Guaranty Ltd.	18,600	1,691,112
Oil & Gas – 0.3%
Whiting Petroleum Corp.	7,500	1,347,450
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,850,431)		4,501,046
TOTAL EQUITIES (Cost $437,888,012)		441,205,375
MUTUAL FUNDS – 0.4%
Diversified Financial – 0.4%
First Opportunity Fund, Inc.	120,031	723,787
iShares Russell 2000 Value Index Fund	13,400	777,736
T. Rowe Price Reserve Investment Fund	308,295	308,295
TOTAL MUTUAL FUNDS (Cost $3,028,010)		1,809,818
TOTAL LONG-TERM INVESTMENTS (Cost $440,916,022)		443,015,193
	Principal Amount
SHORT-TERM INVESTMENTS – 3.0%
Repurchase Agreement – 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$13,666,620	13,666,620
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	5,040	5,040
TOTAL SHORT-TERM INVESTMENTS (Cost $13,671,660)		13,671,660
TOTAL INVESTMENTS – 99.9% (Cost $454,587,682) (c)		456,686,853
Other Assets/ (Liabilities) – 0.1%		263,982
NET ASSETS – 100.0%		$456,950,835

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $13,666,627. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% - 4.000%, maturity dates ranging from 12/25/24 - 5/01/34, and an aggregate market value, including accrued interest, of $13,942,808.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.6%
COMMON STOCK – 98.6%
Advertising – 0.8%
Focus Media Holding Ltd. ADR (China) (a)	39,800	$630,830
Aerospace & Defense – 1.0%
BE Aerospace, Inc. (a)	30,800	723,800
Airlines – 2.1%
Continental Airlines, Inc. Class B (a)	18,860	337,971
JetBlue Airways Corp. (a)	77,600	422,920
Tam SA Sponsered ADR (Brazil) (a)	20,800	462,176
US Airways Group, Inc. (a)	71,800	347,512
		1,570,579
Apparel – 1.1%
The Warnaco Group, Inc. (a)	19,230	811,314
Banks – 0.8%
Fifth Third Bancorp	23,150	225,712
Fortis (a)	105,834	392,059
		617,771
Beverages – 1.6%
Green Mountain Coffee Roasters, Inc. (a)	11,400	928,758
Hansen Natural Corp. (a)	6,700	257,280
		1,186,038
Biotechnology – 1.6%
Alexion Pharmaceuticals, Inc. (a)	6,910	337,346
Charles River Laboratories International, Inc. (a)	6,480	218,311
Human Genome Sciences, Inc. (a)	4,580	140,148
Illumina, Inc. (a)	2,940	90,111
Life Technologies Corp. (a)	4,510	235,558
Vertex Pharmaceuticals, Inc. (a)	4,240	181,684
		1,203,158
Building Materials – 2.0%
Eagle Materials, Inc.	20,300	528,815
Lennox International, Inc.	11,200	437,248
Masco Corp.	40,000	552,400
		1,518,463
Chemicals – 3.0%
Airgas, Inc.	3,240	154,224
CF Industries Holdings, Inc.	8,880	806,127
Ecolab, Inc.	5,980	266,588
Huabao International Holdings Ltd.	520,000	561,336
Intrepid Potash, Inc. (a)	18,100	527,977
		2,316,252
Coal – 1.7%
CONSOL Energy, Inc.	7,530	374,994
Massey Energy Co.	12,000	504,120
Peabody Energy Corp.	9,900	447,579
		1,326,693
Commercial Services – 4.3%
Brink's Home Security Holdings, Inc. (a)	9,300	303,552
Corinthian Colleges, Inc. (a)	1,300	17,901
Corrections Corporation of America (a)	19,900	488,545
Global Payments, Inc.	7,430	400,180
Great American Group, Inc. (a)	60,300	223,110
Localiza Rent a Car SA	44,000	484,925
Robert Half International, Inc.	7,860	210,098
VistaPrint NV (a)	13,530	766,609
Western Union Co.	20,420	384,917
		3,279,837
Computers – 3.8%
Brocade Communications Systems, Inc. (a)	23,420	178,695
NetApp, Inc. (a)	15,560	535,108
Riverbed Technology, Inc. (a)	24,600	565,062
SanDisk Corp. (a)	23,900	692,861
Seagate Technology	52,600	956,794
		2,928,520
Cosmetics & Personal Care – 1.1%
Avon Products, Inc.	26,050	820,575
Distribution & Wholesale – 1.0%
Fastenal Co.	7,900	328,956
Pool Corp.	22,100	421,668
		750,624
Diversified Financial – 3.7%
Affiliated Managers Group, Inc. (a)	4,320	290,952
Ameriprise Financial, Inc.	16,900	656,058
IntercontinentalExchange, Inc. (a)	3,520	395,296
Invesco Ltd.	25,000	587,250
T. Rowe Price Group, Inc.	9,250	492,562
TD Ameritrade Holding Corp. (a)	16,460	318,995
Waddell & Reed Financial, Inc. Class A	2,600	79,404
		2,820,517
Electric – 0.4%
The AES Corp. (a)	21,710	288,960
Electrical Components & Equipment – 0.6%
American Superconductor Corp. (a)	1,760	71,984
Energizer Holdings, Inc. (a)	6,130	375,646
		447,630
Electronics – 1.9%
Jabil Circuit, Inc.	39,100	679,167
Trimble Navigation Ltd. (a)	19,600	493,920
Waters Corp. (a)	4,280	265,189
		1,438,276
Engineering & Construction – 0.4%
McDermott International, Inc. (a)	12,880	309,249
Entertainment – 1.2%
Bally Technologies, Inc. (a)	10,600	437,674
DreamWorks Animation SKG, Inc. Class A (a)	12,700	507,365
		945,039

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods – 0.8%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR (Brazil)	2,280	$171,274
Whole Foods Market, Inc. (a)	15,410	423,004
		594,278
Hand & Machine Tools – 1.2%
Kennametal, Inc.	15,900	412,128
Regal-Beloit Corp.	10,200	529,788
		941,916
Health Care — Products – 3.1%
Beckman Coulter, Inc.	8,240	539,225
Edwards Lifesciences Corp. (a)	5,200	451,620
Hologic, Inc. (a)	26,200	379,900
Intuitive Surgical, Inc. (a)	3,240	982,757
		2,353,502
Health Care — Services – 2.3%
CIGNA Corp.	5,960	210,209
Community Health Systems, Inc. (a)	4,490	159,844
Coventry Health Care, Inc. (a)	19,500	473,655
DaVita, Inc. (a)	4,130	242,596
Health Management Associates, Inc. Class A (a)	22,240	161,685
Humana, Inc. (a)	10,800	474,012
		1,722,001
Home Builders – 2.3%
D.R. Horton, Inc.	62,040	674,375
MRV Engenharia e Participacoes SA	65,400	521,316
Pulte Homes, Inc. (a)	57,520	575,200
		1,770,891
Home Furnishing – 0.7%
Tempur-Pedic International, Inc. (a)	22,300	526,949
Household Products – 1.2%
Jarden Corp.	30,000	927,300
Insurance – 0.5%
Genworth Financial, Inc. Class A (a)	26,480	300,548
Pearl Group Ltd. (a)	6,151	65,569
		366,117
Internet – 5.7%
Blue Nile, Inc. (a)	5,200	329,316
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	6,600	474,276
Equinix, Inc. (a)	6,400	679,360
F5 Networks, Inc. (a)	11,140	590,197
McAfee, Inc. (a)	20,850	845,885
Mercadolibre, Inc. (a)	4,220	218,891
Priceline.com, Inc. (a)	1,910	417,335
Rackspace Hosting, Inc. (a)	24,400	508,740
VeriSign, Inc. (a)	12,420	301,061
		4,365,061
Iron & Steel – 1.8%
Cliffs Natural Resources, Inc.	11,200	516,208
Steel Dynamics, Inc.	26,100	462,492
United States Steel Corp.	7,540	415,605
		1,394,305
Leisure Time – 0.8%
Harley-Davidson, Inc.	9,880	248,976
WMS Industries, Inc. (a)	8,380	335,200
		584,176
Lodging – 1.6%
MGM MIRAGE (a)	47,076	429,333
Starwood Hotels & Resorts Worldwide, Inc.	12,790	467,730
Wynn Resorts Ltd.	6,050	352,292
		1,249,355
Machinery — Construction & Mining – 1.9%
Ingersoll-Rand PLC	27,000	964,980
Joy Global, Inc.	6,640	342,557
Terex Corp. (a)	5,070	100,437
		1,407,974
Machinery — Diversified – 0.5%
Cummins, Inc.	7,960	365,046
Manufacturing – 1.7%
Hansen Transmissions International (a)	246,569	434,131
Illinois Tool Works, Inc.	12,100	580,679
Parker Hannifin Corp.	5,150	277,482
		1,292,292
Media – 0.3%
Cablevision Systems Corp. Class A	10,150	262,073
Metal Fabricate & Hardware – 0.5%
Precision Castparts Corp.	3,670	404,985
Mining – 0.7%
Alcoa, Inc.	19,650	316,758
Thompson Creek Metals Co., Inc. (a)	19,710	231,001
		547,759
Oil & Gas – 2.1%
Concho Resources, Inc. (a)	5,400	242,460
Karoon Gas Australia Ltd. (a)	18,287	171,724
Nabors Industries Ltd. (a)	13,690	299,674
Petrohawk Energy Corp. (a)	12,710	304,913
Questar Corp.	5,210	216,580
Range Resources Corp.	6,510	324,524
		1,559,875
Oil & Gas Services – 1.1%
Baker Hughes, Inc.	9,664	391,199
Cameron International Corp. (a)	10,340	432,212
		823,411
Pharmaceuticals – 5.6%
Alkermes, Inc. (a)	13,000	122,330
AmerisourceBergen Corp.	13,600	354,552
Amylin Pharmaceuticals, Inc. (a)	10,800	153,252
Auxilium Pharmaceuticals, Inc. (a)	17,300	518,654
Daiichi Sankyo Co. Ltd.	21,800	456,347
Herbalife Ltd.	10,300	417,871
Shionogi & Co. Ltd.	16,300	352,683
SXC Health Solutions Corp. (a)	13,500	728,325
United Therapeutics Corp. (a)	5,750	302,737
Watson Pharmaceuticals, Inc. (a)	22,000	871,420
		4,278,171

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate – 0.4%
CB Richard Ellis Group, Inc. Class A (a)	22,540	$305,868
Real Estate Investment Trusts (REITS) – 0.3%
Digital Realty Trust, Inc.	5,210	261,959
Retail – 10.1%
Advance Auto Parts, Inc.	15,100	611,248
Bed Bath & Beyond, Inc. (a)	9,920	383,210
Best Buy Co., Inc.	16,500	651,090
The Cheesecake Factory, Inc. (a)	23,200	500,888
Coach, Inc.	35,150	1,284,029
Dick's Sporting Goods, Inc. (a)	18,600	462,582
The Gap, Inc.	19,800	414,810
Guess?, Inc.	10,090	426,807
Hanesbrands, Inc. (a)	36,200	872,782
Nordstrom, Inc.	7,610	285,984
Panera Bread Co. Class A (a)	3,570	239,083
Staples, Inc.	18,300	449,997
Urban Outfitters, Inc. (a)	32,750	1,145,922
		7,728,432
Semiconductors – 8.4%
ASML Holding NV	10,660	363,399
Broadcom Corp. Class A (a)	28,140	885,003
Cypress Semiconductor Corp. (a)	45,400	479,424
Lam Research Corp. (a)	11,330	444,249
Marvell Technology Group Ltd. (a)	53,080	1,101,410
Maxim Integrated Products, Inc.	28,500	578,550
Micron Technology, Inc. (a)	56,250	594,000
Netlogic Microsystems, Inc. (a)	4,400	203,544
PMC-Sierra, Inc. (a)	31,050	268,893
Skyworks Solutions, Inc. (a)	45,900	651,321
TriQuint Semiconductor, Inc. (a)	61,200	367,200
Varian Semiconductor Equipment Associates, Inc. (a)	11,770	422,308
		6,359,301
Software – 4.0%
Adobe Systems, Inc. (a)	12,100	445,038
BMC Software, Inc. (a)	10,900	437,090
Cerner Corp. (a)	4,360	359,438
Concur Technologies, Inc. (a)	9,200	393,300
Fiserv, Inc. (a)	2,880	139,622
MSCI, Inc. Class A (a)	6,880	218,784
Red Hat, Inc. (a)	17,400	537,660
Salesforce.com, Inc. (a)	6,880	507,538
		3,038,470
Telecommunications – 4.4%
Alcatel-Lucent Sponsored ADR (France) (a)	68,050	225,926
American Tower Corp. Class A (a)	11,200	483,952
Atheros Communications, Inc. (a)	36,940	1,264,826
Juniper Networks, Inc. (a)	25,950	692,087
Millicom International Cellular SA	2,420	178,523
RF Micro Devices, Inc. (a)	107,800	514,206
		3,359,520
Transportation – 0.5%
J.B. Hunt Transport Services, Inc.	11,900	384,013
TOTAL COMMON STOCK (Cost $60,601,480)		75,109,125
TOTAL EQUITIES (Cost $60,601,480)		75,109,125
TOTAL LONG-TERM INVESTMENTS (Cost $60,601,480)		75,109,125
	Principal Amount
SHORT-TERM INVESTMENTS – 1.5%
Repurchase Agreement – 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$1,163,089	1,163,089
TOTAL SHORT-TERM INVESTMENTS (Cost $1,163,089)		1,163,089
TOTAL INVESTMENTS – 100.1% (Cost $61,764,569) (c)		76,272,214
Other Assets/ (Liabilities) – (0.1)%		(95,187)
NET ASSETS – 100.0%		$76,177,027

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,163,090. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $1,189,810.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 95.5%
COMMON STOCK – 95.5%
Advertising – 1.1%
Lamar Advertising Co. Class A (a)	419,600	$13,045,364
Aerospace & Defense – 2.3%
Alliant Techsystems, Inc. (a)	65,000	5,737,550
Goodrich Corp.	135,000	8,673,750
Rockwell Collins, Inc.	242,000	13,397,120
		27,808,420
Airlines – 0.5%
Southwest Airlines Co.	509,000	5,817,870
Automotive & Parts – 0.5%
WABCO Holdings, Inc.	229,000	5,905,910
Banks – 2.6%
Fifth Third Bancorp	571,000	5,567,250
KeyCorp	1,056,000	5,860,800
M&T Bank Corp.	81,000	5,418,090
Marshall & Ilsley Corp.	1,069,000	5,826,050
SunTrust Banks, Inc.	283,000	5,742,070
TCF Financial Corp.	181,000	2,465,220
		30,879,480
Biotechnology – 3.4%
Alexion Pharmaceuticals, Inc. (a)	103,000	5,028,460
Human Genome Sciences, Inc. (a)	391,000	11,964,600
Illumina, Inc. (a)	178,000	5,455,700
Millipore Corp. (a)	78,000	5,643,300
Myriad Genetics, Inc. (a)	81,000	2,114,100
Regeneron Pharmaceuticals, Inc. (a)	14,000	338,520
Vertex Pharmaceuticals, Inc. (a)	232,000	9,941,200
		40,485,880
Coal – 1.6%
CONSOL Energy, Inc.	239,000	11,902,200
Peabody Energy Corp.	161,000	7,278,810
		19,181,010
Commercial Services – 7.1%
Education Management Corp. (a)	127,000	2,795,270
Global Payments, Inc.	357,000	19,228,020
Hertz Global Holdings, Inc. (a)	749,000	8,928,080
Manpower, Inc.	165,000	9,005,700
Quanta Services, Inc. (a)	352,000	7,335,680
Robert Half International, Inc.	454,000	12,135,420
SAIC, Inc. (a)	314,000	5,947,160
Verisk Analytics, Inc. Class A (a)	102,000	3,088,560
Western Union Co.	875,000	16,493,750
		84,957,640
Computers – 1.7%
IHS, Inc. Class A (a)	200,000	10,962,000
MICROS Systems, Inc. (a)	257,000	7,974,710
Palm, Inc. (a)	205,000	2,058,200
		20,994,910
Distribution & Wholesale – 1.0%
Fastenal Co.	290,400	12,092,256
Diversified Financial – 3.9%
E*TRADE Financial Corp. (a)	1,721,000	3,011,750
Eaton Vance Corp.	317,000	9,639,970
Interactive Brokers Group, Inc. (a)	274,000	4,855,280
IntercontinentalExchange, Inc. (a)	83,000	9,320,900
Janus Capital Group, Inc.	486,000	6,536,700
Raymond James Financial, Inc.	210,000	4,991,700
TD Ameritrade Holding Corp. (a)	448,000	8,682,240
		47,038,540
Electric – 0.9%
Calpine Corp. (a)	957,000	10,527,000
Electrical Components & Equipment – 1.9%
A123 Systems, Inc. (a)	61,000	1,368,840
AMETEK, Inc.	455,000	17,399,200
SunPower Corp. Class B (a)	203,000	4,252,850
		23,020,890
Electronics – 3.4%
Dolby Laboratories, Inc. Class A (a)	254,000	12,123,420
FLIR Systems, Inc. (a)	314,000	10,274,080
Trimble Navigation Ltd. (a)	294,000	7,408,800
Waters Corp. (a)	178,000	11,028,880
		40,835,180
Energy — Alternate Sources – 0.2%
First Solar, Inc. (a)	20,000	2,708,000
Engineering & Construction – 1.7%
Foster Wheeler AG (a)	199,000	5,858,560
McDermott International, Inc. (a)	604,000	14,502,040
		20,360,600
Environmental Controls – 0.3%
Stericycle, Inc. (a)	64,000	3,530,880
Foods – 1.1%
Whole Foods Market, Inc. (a)	478,000	13,121,100
Health Care — Products – 5.9%
C.R. Bard, Inc.	146,000	11,373,400
CareFusion Corp. (a)	470,000	11,754,700
Edwards Lifesciences Corp. (a)	157,000	13,635,450
Henry Schein, Inc. (a)	233,000	12,255,800
IDEXX Laboratories, Inc. (a)	63,000	3,366,720
Intuitive Surgical, Inc. (a)	26,000	7,886,320
QIAGEN NV (a)	474,000	10,579,680
		70,852,070
Health Care — Services – 1.3%
Covance, Inc. (a)	168,000	9,167,760
Humana, Inc. (a)	136,000	5,969,040
		15,136,800
Insurance – 2.3%
Aon Corp.	225,000	8,626,500
Assurant, Inc.	158,000	4,657,840
Principal Financial Group, Inc.	275,000	6,611,000
W.R. Berkley Corp.	322,000	7,934,080
		27,829,420

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet – 3.2%
Akamai Technologies, Inc. (a)	83,000	$2,102,390
Expedia, Inc. (a)	677,000	17,405,670
McAfee, Inc. (a)	296,000	12,008,720
VeriSign, Inc. (a)	285,000	6,908,400
		38,425,180
Lodging – 2.9%
Choice Hotels International, Inc.	143,000	4,527,380
Gaylord Entertainment Co. (a)	221,000	4,364,750
Hyatt Hotels Corp. Class A (a)	63,600	1,895,916
Marriott International, Inc. Class A	630,000	17,167,500
Wynn Resorts Ltd. (a)	110,000	6,405,300
		34,360,846
Machinery — Diversified – 2.6%
Gardner Denver, Inc. (a)	148,555	6,321,015
IDEX Corp.	352,000	10,964,800
Roper Industries, Inc.	278,000	14,558,860
		31,844,675
Manufacturing – 1.0%
Danaher Corp.	80,000	6,016,000
Harsco Corp.	176,000	5,672,480
		11,688,480
Media – 3.4%
Cablevision Systems Corp. Class A	408,000	10,534,560
Discovery Communications, Inc., Series A (a)	233,000	7,146,110
Discovery Communications, Inc., Series C (a)	283,000	7,505,160
FactSet Research Systems, Inc.	158,000	10,407,460
Liberty Media Corp. - Starz Class A (a)	108,000	4,984,200
		40,577,490
Mining – 1.7%
Agnico-Eagle Mines Ltd.	273,000	14,742,000
Franco-Nevada Corp.	235,000	6,310,081
		21,052,081
Oil & Gas – 2.4%
CNX Gas Corp. (a)	323,000	9,534,960
EOG Resources, Inc.	23,000	2,237,900
Murphy Oil Corp.	115,000	6,233,000
Ultra Petroleum Corp. (a)	226,000	11,268,360
		29,274,220
Oil & Gas Services – 2.7%
Cameron International Corp. (a)	159,000	6,646,200
FMC Technologies, Inc. (a)	234,000	13,534,560
Smith International, Inc.	317,000	8,612,890
Trican Well Service Ltd.	233,000	3,130,416
		31,924,066
Pharmaceuticals – 5.6%
Allergan, Inc.	78,000	4,914,780
BioMarin Pharmaceutical, Inc. (a)	196,000	3,686,760
Cephalon, Inc. (a)	235,000	14,666,350
DENTSPLY International, Inc.	257,000	9,038,690
Elan Corp. PLC Sponsored ADR (Ireland) (a)	554,000	3,612,080
Onyx Pharmaceuticals, Inc. (a)	88,000	2,581,920
OSI Pharmaceuticals, Inc. (a)	196,000	6,081,880
Perrigo Co.	215,000	8,565,600
Theravance, Inc. (a)	166,000	2,169,620
Valeant Pharmaceuticals International (a)	199,000	6,326,210
Warner Chilcott PLC Class A (a)	196,000	5,580,120
		67,224,010
Real Estate – 0.3%
The St. Joe Co. (a)	110,000	3,177,900
Retail – 8.0%
Bed Bath & Beyond, Inc. (a)	272,000	10,507,360
CarMax, Inc. (a)	567,000	13,749,750
Chipotle Mexican Grill, Inc. (a)	151,000	13,312,160
Coach, Inc.	203,000	7,415,590
Dollar General Corp. (a)	216,000	4,844,880
J. Crew Group, Inc. (a)	98,000	4,384,520
MSC Industrial Direct Co., Inc. Class A	137,000	6,439,000
O'Reilly Automotive, Inc. (a)	243,000	9,263,160
Panera Bread Co. Class A (a)	57,000	3,817,290
Shoppers Drug Mart Corp. (b)	38,000	1,648,906
Shoppers Drug Mart Corp.	215,000	9,329,336
Starbucks Corp. (a)	244,000	5,626,640
Tim Hortons, Inc.	174,000	5,308,740
		95,647,332
Semiconductors – 7.8%
Altera Corp.	557,000	12,604,910
Cree, Inc. (a)	139,000	7,835,430
Intersil Corp. Class A	481,000	7,378,540
Marvell Technology Group Ltd. (a)	471,000	9,773,250
MEMC Electronic Materials, Inc. (a)	263,000	3,582,060
Microchip Technology, Inc.	371,000	10,781,260
National Semiconductor Corp.	445,000	6,835,200
PMC-Sierra, Inc. (a)	529,000	4,581,140
Rovi Corp. (a)	221,000	7,043,270
Silicon Laboratories, Inc. (a)	69,000	3,335,460
Varian Semiconductor Equipment Associates, Inc. (a)	218,000	7,821,840
Xilinx, Inc.	468,000	11,728,080
		93,300,440
Software – 4.9%
Autodesk, Inc. (a)	161,000	4,091,010
Cerner Corp. (a)	47,000	3,874,680
Electronic Arts, Inc. (a)	511,000	9,070,250
Fiserv, Inc. (a)	234,000	11,344,320
MSCI, Inc. Class A (a)	357,000	11,352,600
Red Hat, Inc. (a)	430,000	13,287,000
Salesforce.com, Inc. (a)	82,000	6,049,140
		59,069,000
Telecommunications – 3.8%
American Tower Corp. Class A (a)	331,000	14,302,510
Crown Castle International Corp. (a)	40,000	1,561,600
JDS Uniphase Corp. (a)	1,349,000	11,129,250

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Juniper Networks, Inc. (a)	618,000	$16,482,060
Leap Wireless International, Inc. (a)	145,000	2,544,750
		46,020,170
Transportation – 0.5%
UTI Worldwide, Inc.	388,000	5,556,160
TOTAL COMMON STOCK (Cost $956,766,560)		1,145,271,270
TOTAL EQUITIES (Cost $956,766,560)		1,145,271,270
MUTUAL FUNDS – 0.8%
Diversified Financial – 0.8%
T. Rowe Price Government Reserve Investment Fund	9,587,212	9,587,212
TOTAL MUTUAL FUNDS (Cost $9,587,212)		9,587,212
TOTAL LONG-TERM INVESTMENTS (Cost $966,353,772)		1,154,858,482
	Principal Amount
SHORT-TERM INVESTMENTS – 4.1%
Repurchase Agreement – 4.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (c)	$49,094,125	49,094,125
TOTAL SHORT-TERM INVESTMENTS (Cost $49,094,125)		49,094,125
TOTAL INVESTMENTS – 100.4% (Cost $1,015,447,897) (d)		1,203,952,607
Other Assets/ (Liabilities) – (0.4)%		(4,628,091)
NET ASSETS – 100.0%		$1,199,324,516

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $1,648,906 or 0.14% of net assets.
(c)	Maturity value of $49,094,152. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $50,077,014.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 97.0%
COMMON STOCK – 97.0%
Advertising – 0.3%
Focus Media Holding Ltd. ADR (China) (a)	95,600	$1,515,260
Aerospace & Defense – 2.3%
AAR CORP. (a)	20,500	471,090
Aerovironment, Inc. (a)	148,700	4,324,196
BE Aerospace, Inc. (a)	135,080	3,174,380
Cubic Corp.	24,600	917,580
Teledyne Technologies, Inc. (a)	28,300	1,085,588
Triumph Group, Inc.	23,300	1,124,225
		11,097,059
Airlines – 1.4%
Continental Airlines, Inc. Class B (a)	133,040	2,384,077
Copa Holdings SA Class A	16,250	885,138
JetBlue Airways Corp. (a)	192,490	1,049,070
Tam SA Sponsered ADR (Brazil) (a)	62,920	1,398,082
US Airways Group, Inc. (a)	220,300	1,066,252
		6,782,619
Apparel – 0.7%
Carter's, Inc. (a)	60,670	1,592,587
The Warnaco Group, Inc. (a)	41,210	1,738,650
		3,331,237
Automotive & Parts – 1.1%
ArvinMeritor, Inc. (a)	126,300	1,412,034
Tenneco, Inc. (a)	93,500	1,657,755
TRW Automotive Holdings Corp. (a)	89,800	2,144,424
		5,214,213
Banks – 1.2%
CVB Financial Corp.	110,500	954,720
Huntington Bancshares, Inc.	273,600	998,640
MB Financial, Inc.	35,194	694,026
Popular, Inc.	199,500	450,870
Signature Bank (a)	23,304	743,397
TCF Financial Corp.	29,300	399,066
Umpqua Holdings Corp.	70,500	945,405
Westamerica Bancorporation	12,200	675,514
		5,861,638
Beverages – 0.5%
Central European Distribution Corp. (a)	25,530	725,307
Green Mountain Coffee Roasters, Inc. (a)	22,410	1,825,743
		2,551,050
Biotechnology – 1.1%
Affymax, Inc. (a)	24,300	601,182
Incyte Corp. (a)	174,400	1,588,784
Regeneron Pharmaceuticals, Inc. (a)	73,640	1,780,615
Seattle Genetics, Inc. (a)	121,030	1,229,665
		5,200,246
Building Materials – 1.1%
Eagle Materials, Inc.	56,380	1,468,699
Lennox International, Inc.	57,500	2,244,800
Owens Corning, Inc. (a)	23,400	599,976
Trex Co., Inc. (a)	59,969	1,175,392
		5,488,867
Chemicals – 0.9%
Cytec Industries, Inc.	30,100	1,096,242
Intrepid Potash, Inc. (a)	31,600	921,772
Olin Corp.	49,400	865,488
Solutia, Inc. (a)	121,700	1,545,590
		4,429,092
Coal – 0.5%
Massey Energy Co.	61,680	2,591,177
Commercial Services – 6.8%
The Advisory Board Co. (a)	4,900	150,234
AerCap Holdings NV (a)	89,900	814,494
Alliance Data Systems Corp. (a)	15,200	981,768
American Public Education, Inc. (a)	142,900	4,910,044
Brink's Home Security Holdings, Inc. (a)	66,870	2,182,637
Capella Education Co. (a)	86,100	6,483,330
Corrections Corporation of America (a)	78,700	1,932,085
CoStar Group, Inc. (a)	115,000	4,803,550
HMS Holdings Corp. (a)	81,800	3,982,842
Huron Consulting Group, Inc. (a)	47,400	1,092,096
Localiza Rent a Car SA	86,700	955,522
Medifast, Inc. (a)	26,900	822,602
Navitas Ltd.	99,361	364,134
PAREXEL International Corp. (a)	75,650	1,066,665
Team Health Holdings, Inc. (a)	58,700	822,974
VistaPrint NV (a)	29,800	1,688,468
		33,053,445
Computers – 4.9%
MICROS Systems, Inc. (a)	326,600	10,134,398
Netezza Corp. (a)	33,000	320,100
Riverbed Technology, Inc. (a)	412,190	9,468,004
Seagate Technology	143,990	2,619,178
SYKES Enterprises, Inc. (a)	55,127	1,404,085
		23,945,765
Cosmetics & Personal Care – 1.7%
Alberto-Culver Co.	287,200	8,412,088
Distribution & Wholesale – 3.1%
Beacon Roofing Supply, Inc. (a)	167,910	2,686,560
Ingram Micro, Inc. Class A (a)	69,029	1,204,556
LKQ Corp. (a)	453,156	8,877,326
Owens & Minor, Inc.	48,480	2,081,246
Pool Corp.	12,900	246,132
		15,095,820
Diversified Financial – 0.9%
JMP Group, Inc.	120,400	1,170,288
The NASDAQ OMX Group, Inc. (a)	65,900	1,306,138
Stifel Financial Corp. (a)	34,660	2,053,258
		4,529,684
Electric – 0.3%
ITC Holdings Corp.	26,300	1,369,967

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment – 0.3%
SunPower Corp. Class B (a)	70,534	$1,477,687
Electronics – 1.2%
Celestica, Inc. (a)	125,200	1,181,888
Jabil Circuit, Inc.	216,040	3,752,615
Plexus Corp. (a)	33,660	959,310
		5,893,813
Energy — Alternate Sources – 0.2%
Canadian Solar, Inc. (a)	34,600	997,172
Engineering & Construction – 1.1%
Chicago Bridge & Iron Co. NV (a)	263,068	5,319,235
Entertainment – 3.9%
Bally Technologies, Inc. (a)	54,990	2,270,537
Churchill Downs, Inc.	24,700	922,545
DreamWorks Animation SKG, Inc. Class A (a)	99,290	3,966,636
Penn National Gaming, Inc. (a)	31,000	842,580
Scientific Games Corp. Class A (a)	423,550	6,162,652
Vail Resorts, Inc. (a)	123,800	4,679,640
		18,844,590
Foods – 0.1%
Smithfield Foods, Inc. (a)	36,300	551,397
Gas – 0.2%
UGI Corp.	39,000	943,410
Hand & Machine Tools – 0.4%
Regal-Beloit Corp.	36,740	1,908,276
Health Care — Products – 4.2%
ABIOMED, Inc. (a)	310,900	2,717,266
American Medical Systems Holdings, Inc. (a)	9,700	187,113
Cyberonics, Inc. (a)	41,000	838,040
Inverness Medical Innovations, Inc. (a)	29,780	1,236,168
Masimo Corp. (a)	53,500	1,627,470
NuVasive, Inc. (a)	160,200	5,123,196
Orthovita, Inc. (a)	251,500	882,765
Stereotaxis, Inc. (a)	156,374	614,550
Volcano Corp. (a)	365,156	6,346,411
Wright Medical Group, Inc. (a)	45,200	856,540
		20,429,519
Health Care — Services – 3.6%
Almost Family, Inc. (a)	20,820	823,015
Community Health Systems, Inc. (a)	43,800	1,559,280
Coventry Health Care, Inc. (a)	37,300	906,017
Fleury SA (a)	104,600	1,103,294
Health Management Associates, Inc. Class A (a)	226,140	1,644,038
Health Net, Inc. (a)	145,050	3,378,214
HEALTHSOUTH Corp. (a)	64,100	1,203,157
Healthways, Inc. (a)	210,650	3,863,321
ICON PLC Sponsored ADR (Ireland) (a)	70,090	1,523,056
Kindred Healthcare, Inc. (a)	77,100	1,423,266
		17,426,658
Home Furnishing – 1.8%
DTS, Inc. (a)	132,950	4,548,220
Tempur-Pedic International, Inc. (a)	41,800	987,734
TiVo, Inc. (a)	315,430	3,211,077
		8,747,031
Household Products – 0.9%
Jarden Corp.	75,128	2,322,206
The Scotts Miracle-Gro Co. Class A	22,390	880,151
Tupperware Brands Corp.	27,530	1,282,072
		4,484,429
Insurance – 0.8%
Allied World Assurance Co. Holdings Ltd.	19,820	913,107
Assured Guaranty Ltd.	92,800	2,019,328
Navigators Group, Inc. (a)	22,941	1,080,751
		4,013,186
Internet – 5.2%
Archipelago Learning, Inc. (a)	109,100	2,258,370
Constant Contact, Inc. (a)	397,600	6,361,600
DealerTrack Holdings, Inc. (a)	184,870	3,473,707
Equinix, Inc. (a)	21,330	2,264,179
NutriSystem, Inc.	55,700	1,736,169
OpenTable, Inc. (a)	70,900	1,805,114
Rackspace Hosting, Inc. (a)	54,510	1,136,534
S1 Corp. (a)	160,400	1,045,808
Sapient Corp. (a)	153,000	1,265,310
Vocus, Inc. (a)	215,328	3,875,904
		25,222,695
Iron & Steel – 0.3%
AK Steel Holding Corp.	53,700	1,146,495
Leisure Time – 0.4%
LIFE TIME FITNESS, Inc. (a)	34,400	857,592
WMS Industries, Inc. (a)	21,640	865,600
		1,723,192
Lodging – 1.5%
Gaylord Entertainment Co. (a)	312,500	6,171,875
Wyndham Worldwide Corp.	52,540	1,059,732
		7,231,607
Machinery — Construction & Mining – 0.6%
Bucyrus International, Inc. Class A	54,500	3,072,165
Machinery — Diversified – 1.3%
Gardner Denver, Inc.	26,500	1,127,575
Wabtec Corp.	120,500	4,921,220
		6,048,795
Manufacturing – 0.3%
Hansen Transmissions International (a)	764,142	1,345,415
Media – 1.3%
FactSet Research Systems, Inc.	93,774	6,176,893
Metal Fabricate & Hardware – 0.1%
The Timken Co.	24,500	580,895
Office Furnishings – 0.4%
Knoll, Inc.	204,517	2,112,661
Oil & Gas – 3.1%
Bill Barrett Corp. (a)	200,250	6,229,778
Carrizo Oil & Gas, Inc. (a)	149,000	3,947,010
Comstock Resources, Inc. (a)	25,100	1,018,307
Frontier Oil Corp.	76,500	921,060
Karoon Gas Australia Ltd. (a)	53,329	500,786

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
St. Mary Land & Exploration Co.	30,890	$1,057,674
Whiting Petroleum Corp. (a)	15,300	1,093,185
		14,767,800
Oil & Gas Services – 0.4%
Complete Production Services, Inc. (a)	104,837	1,362,881
Dresser-Rand Group, Inc. (a)	12,800	404,608
Global Industries Ltd. (a)	34,700	247,411
		2,014,900
Packaging & Containers – 0.6%
Silgan Holdings, Inc.	49,800	2,882,424
Pharmaceuticals – 2.4%
Alkermes, Inc. (a)	63,900	601,299
Amylin Pharmaceuticals, Inc. (a)	84,220	1,195,082
Auxilium Pharmaceuticals, Inc. (a)	31,970	958,461
Cubist Pharmaceuticals, Inc. (a)	32,120	609,316
Herbalife Ltd.	26,910	1,091,739
King Pharmaceuticals, Inc. (a)	80,300	985,281
Onyx Pharmaceuticals, Inc. (a)	21,140	620,248
OSI Pharmaceuticals, Inc. (a)	25,650	795,919
Rigel Pharmaceuticals, Inc. (a)	47,300	449,823
Salix Pharmaceuticals Ltd. (a)	39,800	1,010,920
SXC Health Solutions Corp. (a)	39,140	2,111,603
Targacept, Inc. (a)	16,800	351,456
United Therapeutics Corp. (a)	17,680	930,852
		11,711,999
Real Estate – 0.3%
BR Malls Participacoes SA (a)	35,700	435,050
Rossi Residencial SA	138,630	1,194,473
		1,629,523
Real Estate Investment Trusts (REITS) – 0.8%
DiamondRock Hospitality Co.	43,259	366,404
Entertainment Properties Trust	16,700	589,009
LaSalle Hotel Properties	53,300	1,131,559
MFA Financial, Inc.	102,200	751,170
Redwood Trust, Inc.	82,500	1,192,950
		4,031,092
Retail – 5.0%
Advance Auto Parts, Inc.	35,730	1,446,350
The Cheesecake Factory, Inc. (a)	78,699	1,699,112
The Children's Place Retail Store, Inc. (a)	44,900	1,482,149
Citi Trends, Inc. (a)	25,620	707,624
Denny's Corp. (a)	350,800	768,252
Dick's Sporting Goods, Inc. (a)	34,020	846,077
Hanesbrands, Inc. (a)	100,790	2,430,047
Lumber Liquidators Holdings, Inc. (a)	16,020	429,336
Nu Skin Enterprises, Inc. Class A	51,700	1,389,179
O'Reilly Automotive, Inc. (a)	215,170	8,202,281
OfficeMax, Inc. (a)	79,000	1,002,510
Penske Auto Group, Inc. (a)	76,700	1,164,306
Rush Enterprises, Inc. Class A (a)	49,793	592,039
The Talbots, Inc. (a)	133,300	1,187,703
Texas Roadhouse, Inc. (a)	60,300	677,169
		24,024,134
Semiconductors – 2.4%
Cavium Networks, Inc. (a)	17,220	410,353
Cypress Semiconductor Corp. (a)	89,410	944,169
Fairchild Semiconductor International, Inc. (a)	58,400	583,416
ON Semiconductor Corp. (a)	367,210	3,235,120
QLogic Corp. (a)	126,670	2,390,263
Skyworks Solutions, Inc. (a)	123,870	1,757,715
TriQuint Semiconductor, Inc. (a)	207,450	1,244,700
Verigy Ltd. (a)	97,500	1,254,825
		11,820,561
Software – 15.3%
Allscripts-Misys Healthcare Solutions, Inc. (a)	465,770	9,422,527
Athenahealth, Inc. (a)	190,000	8,595,600
Blackbaud, Inc.	423,750	10,013,213
Blackboard, Inc. (a)	256,750	11,653,882
CommVault Systems, Inc. (a)	388,200	9,196,458
Concur Technologies, Inc. (a)	156,400	6,686,100
EPIQ Systems, Inc. (a)	206,218	2,884,990
Informatica Corp. (a)	80,400	2,079,144
Omnicell, Inc. (a)	353,100	4,127,739
Red Hat, Inc. (a)	36,210	1,118,889
RightNow Technologies, Inc. (a)	68,100	1,182,897
Rosetta Stone, Inc. (a)	132,308	2,374,929
SolarWinds, Inc. (a)	212,900	4,898,829
		74,235,197
Telecommunications – 2.0%
Atheros Communications, Inc. (a)	42,280	1,447,667
Ciena Corp. (a)	59,500	644,980
Harmonic, Inc. (a)	144,800	916,584
NeuStar, Inc. Class A (a)	49,580	1,142,323
Plantronics, Inc.	46,400	1,205,472
Polycom, Inc. (a)	47,800	1,193,566
RF Micro Devices, Inc. (a)	300,310	1,432,479
SBA Communications Corp. Class A (a)	49,560	1,692,970
		9,676,041
Toys, Games & Hobbies – 0.2%
RC2 Corp. (a)	75,270	1,110,233
Transportation – 5.2%
Con-way, Inc.	32,500	1,134,575
Genesee & Wyoming, Inc. Class A (a)	23,000	750,720
Hub Group, Inc. Class A (a)	44,200	1,185,886
J.B. Hunt Transport Services, Inc.	309,590	9,990,469
Kansas City Southern (a)	246,500	8,205,985

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Knight Transportation, Inc.	150,300	$2,899,287
Overseas Shipholding Group, Inc.	26,950	1,184,453
		25,351,375
Water – 0.4%
Companhia de Saneamento de Minas Gerais	88,900	1,686,796
TOTAL COMMON STOCK (Cost $403,091,077)		471,108,518
TOTAL EQUITIES (Cost $403,091,077)		471,108,518
MUTUAL FUNDS – 0.4%
Diversified Financial – 0.4%
iShares Russell 2000 Index Fund	28,100	1,749,506
TOTAL MUTUAL FUNDS (Cost $1,734,211)		1,749,506
TOTAL LONG-TERM INVESTMENTS (Cost $404,825,288)		472,858,024
	Principal Amount
SHORT-TERM INVESTMENTS – 2.3%
Repurchase Agreement – 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$11,137,193	11,137,193
TOTAL SHORT-TERM INVESTMENTS (Cost $11,137,193)		11,137,193
TOTAL INVESTMENTS – 99.7% (Cost $415,962,481) (c)		483,995,217
Other Assets/ (Liabilities) – 0.3%		1,633,273
NET ASSETS – 100.0%		$485,628,490

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $11,137,199. Collateralized by U.S. Government Agency obligations with rates ranging from 3.417% - 4.000%, maturity dates ranging from 12/25/24 - 3/01/34, and an aggregate market value, including accrued interest, of $11,367,044.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.9%
COMMON STOCK – 98.9%
Aerospace & Defense – 0.2%
Teledyne Technologies, Inc. (a)	2,233	$85,658
Apparel – 0.3%
Carter's, Inc. (a)	2,360	61,950
Wolverine World Wide, Inc.	2,790	75,944
		137,894
Automotive & Parts – 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	49,805	399,436
Banks – 1.2%
First Commonwealth Financial Corp.	39,455	183,466
Prosperity Bancshares, Inc.	1,890	76,488
UMB Financial Corp.	6,220	244,757
Westamerica Bancorporation	1,550	85,824
		590,535
Biotechnology – 2.1%
Alexion Pharmaceuticals, Inc. (a)	1,710	83,482
Bio-Rad Laboratories, Inc. Class A (a)	3,100	299,026
Human Genome Sciences, Inc. (a)	5,430	166,158
Micromet, Inc. (a)	800	5,328
OncoGenex Pharmaceutical, Inc. (a)	960	21,389
Regeneron Pharmaceuticals, Inc. (a)	12,410	300,074
Seattle Genetics, Inc. (a)	18,055	183,439
		1,058,896
Building Materials – 0.1%
Quanex Building Products Corp.	4,420	75,007
Chemicals – 4.6%
H.B. Fuller Co.	2,480	56,420
Huntsman Corp.	117,860	1,330,639
Terra Industries, Inc.	25,735	828,410
Zep, Inc.	3,210	55,597
		2,271,066
Commercial Services – 7.7%
Administaff, Inc.	4,060	95,775
Chemed Corp.	1,790	85,866
Coinstar, Inc. (a)	23,537	653,858
Cornell Cos., Inc. (a)	2,160	49,032
Emergency Medical Services Corp. Class A (a)	2,184	118,264
Exponent, Inc. (a)	1,360	37,862
The Geo Group, Inc. (a)	35,540	777,615
Great Lakes Dredge & Dock Co	4,390	28,447
Heidrick & Struggles International, Inc.	3,200	99,968
ICF International, Inc. (a)	2,740	73,432
Kforce, Inc. (a)	3,500	43,750
Monster Worldwide, Inc. (a)	24,640	428,736
Resources Connection, Inc. (a)	4,670	99,098
Ritchie Bros. Auctioneers, Inc.	31,502	706,590
Sotheby's	18,620	418,578
SuccessFactors, Inc. (a)	5,090	84,392
		3,801,263
Computers – 3.3%
CACI International, Inc. Class A (a)	2,600	127,010
Compellent Technologies, Inc. (a)	34,508	782,642
Mentor Graphics Corp. (a)	11,610	102,516
NCI, Inc. Class A (a)	1,030	28,480
Netezza Corp. (a)	36,618	355,195
Netscout Systems, Inc. (a)	5,910	86,522
Radiant Systems, Inc. (a)	8,160	84,864
Smart Modular Technologies (WWH), Inc. (a)	8,880	55,855
		1,623,084
Cosmetics & Personal Care – 0.4%
Alberto-Culver Co.	3,580	104,858
Inter Parfums, Inc.	6,420	78,132
		182,990
Distribution & Wholesale – 0.1%
Owens & Minor, Inc.	1,270	54,521
Diversified Financial – 1.7%
Altisource Portfolio Solutions SA (a)	5,090	106,839
Broadpoint Gleacher Securities, Inc. (a)	30,130	134,380
Duff & Phelps Corp. Class A	20,892	381,488
optionsXpress Holdings, Inc.	11,580	178,911
Portfolio Recovery Associates, Inc. (a)	1,410	63,281
		864,899
Electrical Components & Equipment – 2.3%
A123 Systems, Inc. (a)	18,955	425,350
Advanced Energy Industries, Inc. (a)	6,410	96,663
EnerSys (a)	3,080	67,360
GrafTech International Ltd. (a)	34,130	530,721
		1,120,094
Electronics – 3.8%
Analogic Corp.	2,210	85,107
Coherent, Inc. (a)	28,530	848,197
Gentex Corp.	3,720	66,402
Oyo Geospace Corp. (a)	17,574	753,749
PerkinElmer, Inc.	2,450	50,446
Vishay Intertechnology, Inc. (a)	11,850	98,947
		1,902,848
Entertainment – 3.1%
Bally Technologies, Inc. (a)	21,456	885,918
Lions Gate Entertainment Corp. (a)	11,770	68,384
Shuffle Master, Inc. (a)	70,614	581,859
		1,536,161
Environmental Controls – 1.2%
Waste Connections, Inc. (a)	18,215	607,288

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods – 0.1%
Hain Celestial Group, Inc. (a)	2,550	$43,375
Seneca Foods Corp. Class A (a)	780	18,619
		61,994
Hand & Machine Tools – 1.4%
Regal-Beloit Corp.	13,178	684,465
Health Care — Products – 6.0%
American Medical Systems Holdings, Inc. (a)	46,355	894,188
AngioDynamics, Inc. (a)	5,370	86,349
Cutera, Inc. (a)	27,410	233,259
Cyberonics, Inc. (a)	120	2,453
ev3, Inc. (a)	5,640	75,238
Natus Medical, Inc. (a)	3,340	49,399
PSS World Medical, Inc. (a)	4,340	97,954
SurModics, Inc. (a)	7,190	162,925
Thoratec Corp. (a)	39,816	1,071,847
Vital Images, Inc. (a)	18,300	232,227
Volcano Corp. (a)	4,914	85,405
		2,991,244
Health Care — Services – 7.0%
Addus HomeCare Corp. (a)	9,555	87,906
Amedisys, Inc. (a)	13,585	659,688
Centene Corp. (a)	25,980	549,997
Genoptix, Inc. (a)	16,583	589,194
ICON PLC Sponsored ADR (Ireland) (a)	20,951	455,265
Lincare Holdings, Inc. (a)	14,276	529,925
Mednax, Inc. (a)	1,450	87,159
Psychiatric Solutions, Inc. (a)	16,913	357,541
RehabCare Group, Inc. (a)	2,690	81,857
Thermo Fisher Scientific, Inc. (a)	1,750	83,457
		3,481,989
Home Furnishing – 3.6%
DTS, Inc. (a)	26,769	915,768
Universal Electronics, Inc. (a)	38,115	885,030
		1,800,798
Household Products – 0.2%
Jarden Corp.	2,510	77,584
Insurance – 0.6%
Arch Capital Group Ltd. (a)	1,440	103,032
Tower Group, Inc.	3,070	71,869
Validus Holdings Ltd.	4,260	114,764
		289,665
Internet – 2.2%
CyberSources Corp. (a)	7,080	142,379
j2 Global Communications, Inc. (a)	2,690	54,741
TeleCommunication Systems, Inc. Class A (a)	10,760	104,157
TIBCO Software, Inc. (a)	79,260	763,274
Vocus, Inc. (a)	3,010	54,180
		1,118,731
Lodging – 0.4%
Choice Hotels International, Inc.	6,168	195,279
Machinery — Diversified – 0.1%
Columbus McKinnon Corp. (a)	3,230	44,122
Manufacturing – 0.3%
Crane Co.	2,380	72,876
EnPro Industries, Inc. (a)	3,430	90,586
		163,462
Metal Fabricate & Hardware – 1.4%
Haynes International, Inc.	1,990	65,610
Mueller Industries, Inc.	4,400	109,296
Northwest Pipe Co. (a)	19,136	513,993
		688,899
Mining – 0.2%
Aurizon Mines Ltd. (a)	10,200	45,900
Horsehead Holding Corp. (a)	4,940	62,985
		108,885
Office Furnishings – 0.1%
Interface, Inc. Class A	8,910	74,042
Oil & Gas – 1.8%
Arena Resources, Inc. (a)	2,920	125,910
Comstock Resources, Inc. (a)	3,040	123,333
Penn Virginia Corp.	4,810	102,405
Whiting Petroleum Corp. (a)	7,585	541,948
		893,596
Oil & Gas Services – 2.8%
Dril-Quip, Inc. (a)	1,390	78,507
Lufkin Industries, Inc.	16,904	1,237,373
Oil States International, Inc. (a)	1,970	77,401
		1,393,281
Pharmaceuticals – 4.5%
BioMarin Pharmaceutical, Inc. (a)	32,330	608,127
Cardiome Pharma Corp. (a)	10,960	48,772
Cubist Pharmaceuticals, Inc. (a)	12,192	231,282
HealthExtras, Inc. (a)	2,780	101,387
Herbalife Ltd.	9,240	374,867
Isis Pharmaceuticals, Inc. (a)	3,100	34,410
MAP Pharmaceuticals, Inc. (a)	2,880	27,446
Nektar Therapeutics (a)	4,040	37,653
Onyx Pharmaceuticals, Inc. (a)	12,425	364,549
Salix Pharmaceuticals Ltd. (a)	3,000	76,200
SXC Health Solutions Corp. (a)	1,580	85,241
United Therapeutics Corp. (a)	1,500	78,975
VIVUS, Inc. (a)	18,345	168,591
		2,237,500
Real Estate – 0.2%
Starwood Property Trust, Inc.	5,190	98,039
Real Estate Investment Trusts (REITS) – 0.8%
Hatteras Financial Corp.	3,430	95,903
Redwood Trust, Inc.	21,233	307,029
		402,932
Retail – 9.2%
99 Cents Only Stores (a)	6,220	81,295
BJ's Restaurants, Inc. (a)	37,605	707,726
Casey's General Stores, Inc.	1,710	54,583
Cash America International, Inc.	35,045	1,225,173

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Cato Corp. Class A	5,780	$115,947
Chipotle Mexican Grill, Inc. (a)	822	72,468
Citi Trends, Inc. (a)	3,290	90,870
Columbia Sportswear Co.	1,250	48,800
Genesco, Inc. (a)	39,158	1,075,279
Hibbett Sports, Inc. (a)	5,500	120,945
OfficeMax, Inc. (a)	6,090	77,282
Papa John's International, Inc. (a)	1,780	41,581
The Steak'n Shake Co. (a)	858	278,095
Tractor Supply Co. (a)	2,550	135,048
Vitamin Shoppe, Inc. (a)	19,352	430,388
		4,555,480
Semiconductors – 9.5%
ATMI, Inc. (a)	3,030	56,419
Formfactor, Inc. (a)	32,477	706,700
International Rectifier Corp. (a)	4,250	94,010
Mellanox Technologies Ltd. (a)	3,270	61,672
Novellus Systems, Inc. (a)	1,380	32,209
ON Semiconductor Corp. (a)	78,703	693,373
Pericom Semiconductor Corp. (a)	6,670	76,905
PMC-Sierra, Inc. (a)	9,110	78,893
QLogic Corp. (a)	2,680	50,572
Rovi Corp. (a)	30,335	966,776
Teradyne, Inc. (a)	58,280	625,344
Ultratech, Inc. (a)	2,850	42,351
Varian Semiconductor Equipment Associates, Inc. (a)	27,910	1,001,411
Verigy Ltd. (a)	7,930	102,059
Volterra Semiconductor Corp. (a)	5,990	114,529
		4,703,223
Software – 9.2%
Acxiom Corp. (a)	9,760	130,979
Allscripts-Misys Healthcare Solutions, Inc. (a)	5,010	101,352
ANSYS, Inc. (a)	18,815	817,700
Computer Programs & Systems, Inc.	1,200	55,260
Eclipsys Corp. (a)	41,444	767,543
Fidelity National Information Services, Inc.	2,343	54,920
Informatica Corp. (a)	30,230	781,748
Lawson Software, Inc. (a)	11,670	77,605
MedAssets, Inc. (a)	19,637	416,501
MicroStrategy, Inc. Class A (a)	1,050	98,721
Novell, Inc. (a)	60,978	253,059
Phase Forward, Inc. (a)	3,650	56,028
Quality Systems, Inc.	9,820	616,598
Quest Software, Inc. (a)	5,700	104,880
SkillSoft PLC Sponsored ADR (Ireland) (a)	12,790	134,039
Take-Two Interactive Software, Inc. (a)	3,620	36,381
THQ, Inc. (a)	10,410	52,466
		4,555,780
Telecommunications – 1.8%
Atheros Communications, Inc. (a)	3,020	103,405
EMS Technologies, Inc. (a)	24,477	354,916
Mastec, Inc. (a)	20,061	250,762
Netgear, Inc. (a)	2,730	59,214
Neutral Tandem, Inc. (a)	2,360	53,690
Polycom, Inc. (a)	2,950	73,662
		895,649
Transportation – 2.6%
Genco Shipping & Trading Ltd. (a)	15,680	350,918
Hub Group, Inc. Class A (a)	4,910	131,735
Knight Transportation, Inc.	4,600	88,734
Landstar System, Inc.	17,520	679,251
Werner Enterprises, Inc.	1,600	31,664
		1,282,302
TOTAL COMMON STOCK (Cost $41,001,590)		49,110,581
TOTAL EQUITIES (Cost $41,001,590)		49,110,581
MUTUAL FUNDS – 0.6%
Diversified Financial – 0.6%
iShares Russell 2000 Growth Index Fund	4,820	328,097
TOTAL MUTUAL FUNDS (Cost $321,596)		328,097
TOTAL LONG-TERM INVESTMENTS (Cost $41,323,186)		49,438,678
	Principal Amount
SHORT-TERM INVESTMENTS – 1.4%
Repurchase Agreement – 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$688,920	688,920
TOTAL SHORT-TERM INVESTMENTS (Cost $688,920)		688,920
TOTAL INVESTMENTS – 100.9% (Cost $42,012,106) (c)		50,127,598
Other Assets/ (Liabilities) – (0.9)%		(452,173)
NET ASSETS – 100.0%		$49,675,425

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $688,920. Collateralized by U.S. Government Agency obligations with rates ranging from 3.750% - 4.000%, maturity dates ranging from 12/15/23 - 12/25/24, and an aggregate market value, including accrued interest, of $707,383.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.5%
COMMON STOCK – 98.5%
Apparel – 2.1%
Skechers U.S.A., Inc. Class A (a)	9,100	$267,631
Steven Madden Ltd. (a)	11,002	453,722
		721,353
Auto Manufacturers – 1.3%
Oshkosh Corp.	12,500	462,875
Automotive & Parts – 3.0%
Cooper Tire & Rubber Co.	23,300	467,165
Westport Innovations, Inc. (a)	23,666	274,052
Wonder Auto Technology, Inc. (a)	24,135	283,828
		1,025,045
Beverages – 1.3%
Green Mountain Coffee Roasters, Inc. (a)	5,600	456,232
Biotechnology – 2.1%
3SBio, Inc. ADR (Cayman Islands) (a)	7,242	99,143
Affymetrix, Inc. (a)	33,312	194,542
Bio-Rad Laboratories, Inc. Class A (a)	3,077	296,808
Illumina, Inc. (a)	5,060	155,089
		745,582
Chemicals – 0.6%
Cytec Industries, Inc.	5,612	204,389
Coal – 1.1%
Walter Energy, Inc.	5,100	384,081
Commercial Services – 6.9%
Alliance Data Systems Corp. (a)	8,388	541,781
American Public Education, Inc. (a)	5,795	199,116
Cardtronics, Inc. (a)	19,518	216,064
Corinthian Colleges, Inc. (a)	17,251	237,546
Kenexa Corp. (a)	12,617	164,652
Medifast, Inc. (a)	4,600	140,668
Navigant Consulting, Inc. (a)	14,701	218,457
PAREXEL International Corp. (a)	30,361	428,090
VistaPrint NV (a)	4,400	249,304
		2,395,678
Computers – 2.3%
IHS, Inc. Class A (a)	9,337	511,761
Xyratex Ltd. (a)	21,600	287,496
		799,257
Distribution & Wholesale – 0.6%
Tech Data Corp. (a)	4,200	195,972
Diversified Financial – 2.1%
E*TRADE Financial Corp. (a)	115,677	202,435
Janus Capital Group, Inc.	23,521	316,358
Portfolio Recovery Associates, Inc. (a)	4,422	198,459
		717,252
Electrical Components & Equipment – 2.7%
American Superconductor Corp. (a)	8,872	362,865
Harbin Electric, Inc. (a)	5,700	117,078
JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	38,944	221,981
Power-One, Inc. (a)	54,940	238,989
		940,913
Energy — Alternate Sources – 2.8%
FuelCell Energy, Inc. (a)	55,604	209,071
Headwaters, Inc. (a)	29,161	190,130
Trina Solar Ltd. Sponsored ADR (Cayman Islands) (a)	10,500	566,685
		965,886
Engineering & Construction – 2.2%
Layne Christensen Co. (a)	9,221	264,735
URS Corp. (a)	11,107	494,484
		759,219
Entertainment – 1.1%
Cinemark Holdings, Inc.	26,249	377,198
Environmental Controls – 0.4%
Darling International, Inc. (a)	16,061	134,591
Forest Products & Paper – 1.8%
Clearwater Paper Corp. (a)	5,500	302,335
Schweitzer-Mauduit International, Inc.	4,700	330,645
		632,980
Health Care — Products – 4.4%
AngioDynamics, Inc. (a)	14,948	240,364
ev3, Inc. (a)	25,610	341,637
Thoratec Corp. (a)	16,148	434,704
Volcano Corp. (a)	17,038	296,121
Zoll Medical Corp. (a)	8,122	217,020
		1,529,846
Health Care — Services – 3.1%
Bio-Reference Laboratories, Inc. (a)	6,018	235,845
HEALTHSOUTH Corp. (a)	18,809	353,045
RehabCare Group, Inc. (a)	16,430	499,965
		1,088,855
Home Furnishing – 0.9%
Tempur-Pedic International, Inc. (a)	12,500	295,375
Household Products – 2.8%
American Greetings Corp. Class A	12,200	265,838
Helen of Troy Ltd. (a)	14,232	348,115
Tupperware Brands Corp.	7,800	363,246
		977,199
Insurance – 0.6%
Delphi Financial Group, Inc. Class A	9,927	222,067
Internet – 9.4%
AboveNet, Inc. (a)	2,200	143,088
AsiaInfo Holdings, Inc. (a)	12,142	369,967
CyberSources Corp. (a)	12,723	255,859
F5 Networks, Inc. (a)	2,500	132,450
GSI Commerce, Inc. (a)	13,623	345,888
MercadoLibre, Inc. (a)	4,000	207,480
NIC, Inc.	52,866	483,195
NutriSystem, Inc.	17,798	554,764
Perfect World Co. Ltd. Sponsored ADR (Cayman Islands) (a)	4,500	177,480

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rackspace Hosting, Inc. (a)	8,500	$177,225
Sourcefire, Inc. (a)	15,000	401,250
		3,248,646
Lodging – 0.7%
Home Inns & Hotels Management, Inc. ADR (Cayman Islands) (a)	7,200	254,520
Machinery — Construction & Mining – 1.0%
Bucyrus International, Inc. Class A	5,931	334,330
Machinery — Diversified – 1.3%
Wabtec Corp.	11,359	463,902
Manufacturing – 0.7%
American Railcar Industries, Inc.	3,728	41,082
Ameron International Corp.	3,154	200,153
		241,235
Media – 1.0%
DG FastChannel, Inc. (a)	7,522	210,089
Dolan Media Co. (a)	13,961	142,542
		352,631
Metal Fabricate & Hardware – 2.0%
Circor International, Inc.	7,276	183,210
Kaydon Corp.	14,416	515,516
		698,726
Office Furnishings – 0.7%
Herman Miller, Inc.	15,954	254,945
Oil & Gas – 0.5%
GMX Resources, Inc. (a)	13,265	182,261
Pharmaceuticals – 10.8%
BioMarin Pharmaceutical, Inc. (a)	16,496	310,290
Dr. Reddy's Laboratories Ltd. ADR (India)	13,000	314,730
Impax Laboratories, Inc. (a)	20,200	274,720
Medicis Pharmaceutical Corp. Class A	10,420	281,861
Mylan, Inc. (a)	19,757	364,121
NBTY, Inc. (a)	7,000	304,780
Neogen Corp. (a)	13,525	319,325
Perrigo Co.	15,620	622,301
Sirona Dental Systems, Inc. (a)	9,900	314,226
SXC Health Solutions Corp. (a)	11,800	636,610
		3,742,964
Retail – 5.6%
J. Crew Group, Inc. (a)	11,400	510,036
Kirkland's, Inc. (a)	10,700	185,859
Lululemon Athletica, Inc. (a)	13,400	403,340
Nu Skin Enterprises, Inc. Class A	11,200	300,944
The Pep Boys-Manny, Moe & Jack	27,594	233,445
Ulta Salon Cosmetics & Fragrance, Inc. (a)	17,977	326,463
		1,960,087
Semiconductors – 5.1%
Aixtron AG Sponsored ADR (Germany)	12,600	422,100
Entegris, Inc. (a)	53,533	282,654
Nanometrics, Inc. (a)	25,000	283,250
Veeco Instruments, Inc. (a)	23,500	776,440
		1,764,444
Software – 7.8%
Blackboard, Inc. (a)	15,896	721,519
Concur Technologies, Inc. (a)	6,299	269,282
Eclipsys Corp. (a)	10,788	199,794
Informatica Corp. (a)	11,639	300,985
MicroStrategy, Inc. Class A (a)	4,600	432,492
SkillSoft PLC Sponsored ADR (Ireland) (a)	39,031	409,045
The Ultimate Software Group, Inc. (a)	12,442	365,421
		2,698,538
Telecommunications – 5.7%
Acme Packet, Inc. (a)	20,715	227,865
Atheros Communications, Inc. (a)	7,600	260,224
Ceragon Networks Ltd. (a)	21,125	248,008
Infinera Corp. (a)	25,081	222,468
Neutral Tandem, Inc. (a)	8,388	190,827
NICE Systems Ltd. ADR (Israel) (a)	16,651	516,847
Telestone Technologies Corp. (a)	16,400	325,376
		1,991,615
TOTAL COMMON STOCK (Cost $31,116,649)		34,220,689
TOTAL EQUITIES (Cost $31,116,649)		34,220,689
WARRANTS – 0.0%
Internet – 0.0%
Lantronix, Inc., Expires 2/09/11, Strike 4.68 (a) (b)	842	-
TOTAL WARRANTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $31,116,649)		34,220,689
	Principal Amount
SHORT-TERM INVESTMENTS – 1.5%
Repurchase Agreement – 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (c)	$508,415	508,415
TOTAL SHORT-TERM INVESTMENTS (Cost $508,415)		508,415
TOTAL INVESTMENTS – 100.0% (Cost $31,625,064) (d)		34,729,104
Other Assets/ (Liabilities) – 0.0%		7,958
NET ASSETS – 100.0%		$34,737,062

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(c)	Maturity value of $508,415. Collateralized by U.S. Government Agency obligations with a rate of 3.750%, maturity date of 12/15/23, and an aggregate market value, including accrued interest, of $521,908.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 96.3%
COMMON STOCK – 94.6%
Aerospace & Defense – 0.8%
Rolls-Royce Group PLC (a)	134,200	$1,048,023
Airlines – 0.4%
Qantas Airways Ltd.	193,346	513,554
Apparel – 0.2%
Yue Yuen Industrial Holdings Ltd.	92,500	268,322
Auto Manufacturers – 2.1%
Bayerische Motoren Werke AG	20,000	909,136
Nissan Motor Co. Ltd. (a)	213,500	1,866,892
		2,776,028
Banks – 19.4%
Australia & New Zealand Banking Group Ltd.	72,300	1,470,101
Banco do Brasil SA	110,900	1,867,380
Banco Santander SA	133,551	2,193,999
Barclays PLC	221,600	977,214
BNP Paribas	28,460	2,245,646
China Construction Bank Corp. Class H	922,000	784,740
Credit Agricole SA	72,127	1,257,306
Danske Bank A/S (a)	54,500	1,240,766
Deutsche Bank AG	24,100	1,698,456
KB Financial Group, Inc. (a)	38,806	1,979,610
National Australia Bank Ltd.	68,500	1,665,803
National Bank of Canada	12,700	731,054
OTP Bank PLC (a)	29,900	846,002
Societe Generale	28,232	1,953,237
Standard Bank Group Ltd.	36,678	503,796
Sumitomo Mitsui Financial Group, Inc.	39,800	1,135,231
Turkiye Garanti Bankasi AS	399,500	1,694,102
Turkiye Vakiflar Bankasi TAO (a)	153,000	432,062
UniCredit Italiano SpA (a)	429,000	1,426,867
		26,103,372
Beverages – 0.0%
Carlsberg A/S Class B	475	35,049
Building Materials – 1.0%
Cie de Saint-Gobain	24,900	1,336,434
Chemicals – 2.3%
BASF SE	17,200	1,066,744
Israel Chemicals Ltd.	112,700	1,470,408
Koninklijke DSM NV	12,800	627,536
		3,164,688
Commercial Services – 2.0%
Adecco SA	21,300	1,174,646
Macquarie Infrastructure Group	176,961	210,750
Randstad Holding NV (a)	27,600	1,364,514
		2,749,910
Computers – 0.4%
Compal Electronics, Inc.	345,285	474,712
Distribution & Wholesale – 2.3%
ITOCHU Corp.	62,000	456,132
Mitsubishi Corp.	59,100	1,470,104
Wolseley PLC (a)	56,000	1,121,080
		3,047,316
Diversified Financial – 2.2%
Hana Financial Group, Inc. (a)	45,900	1,302,356
Macquarie Group Ltd.	22,100	945,597
ORIX Corp.	10,590	720,527
		2,968,480
Electric – 3.4%
E.ON AG	43,600	1,820,008
Electricite de France	22,700	1,350,632
Enel SpA	113,600	659,596
RWE AG	7,350	714,180
		4,544,416
Electrical Components & Equipment – 2.1%
Sharp Corp.	93,000	1,170,799
Toshiba Corp. (a)	289,000	1,594,595
		2,765,394
Electronics – 2.4%
AU Optronics Corp.	1,640,790	1,979,804
Chi Mei Optoelectronics Corp. (a)	1,193,000	832,607
Murata Manufacturing Co. Ltd.	7,700	380,379
		3,192,790
Entertainment – 0.5%
Tabcorp Holdings Ltd.	109,800	680,451
Foods – 2.9%
Associated British Foods PLC	37,700	500,658
Casino Guichard-Perrachon SA	9,400	842,341
Koninlijke Ahold NV	121,980	1,618,134
Metro AG	16,500	1,005,623
		3,966,756
Forest Products & Paper – 0.2%
Svenska Cellulosa AB Class B	19,100	255,122
Holding Company — Diversified – 1.6%
Bidvest Group Ltd.	82,602	1,442,728
Drax Group PLC	31,900	213,696
TUI Travel PLC	114,000	469,537
		2,125,961
Home Furnishing – 0.1%
Electrolux AB Class B (a)	5,400	126,738
Insurance – 3.1%
Allianz SE	15,334	1,908,467
Aviva PLC	103,732	657,430
Muenchener Rueckversicherungs AG	8,500	1,324,901
Old Mutual PLC (a)	178,400	311,739
		4,202,537
Leisure Time – 0.5%
Thomas Cook Group PLC	186,200	692,001
Media – 2.8%
Lagardere S.C.A	27,800	1,121,631
Vivendi SA	44,690	1,319,186
WPP PLC	130,600	1,276,199
		3,717,016
Mining – 2.1%
Kazakhmys PLC (a)	11,000	230,318

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia) (a)	80,364	$1,153,224
Xstrata PLC (a)	83,930	1,479,370
		2,862,912
Oil & Gas – 13.9%
BP PLC	151,300	1,464,291
China Petroleum and Chemical Corp. Class H	746,000	659,598
ENI SpA	58,600	1,491,746
KazMunaiGas Exploration Production GDR (Kazakhstan)	21,900	545,310
LUKOIL OAO Sponsored ADR (Russia)	52,150	2,988,195
Nexen, Inc.	63,834	1,538,360
Petroleo Brasileiro SA Sponsored ADR (Brazil)	41,300	1,750,707
Royal Dutch Shell PLC Class A	131,700	3,983,232
StatoilHydro ASA	67,250	1,676,224
Suncor Energy, Inc.	48,636	1,729,331
Talisman Energy, Inc.	48,900	920,058
		18,747,052
Pharmaceuticals – 8.0%
AstraZeneca PLC	41,200	1,937,246
Bayer AG	25,700	2,053,861
GlaxoSmithKline PLC	111,100	2,355,123
Novartis AG	36,950	2,010,883
Sanofi-Aventis	31,300	2,453,247
		10,810,360
Real Estate – 2.0%
Agile Property Holdings Ltd.	358,000	519,854
Mitsui Fudosan Co. Ltd.	83,000	1,394,477
Sumitomo Realty & Development Co., Ltd.	38,000	713,053
		2,627,384
Real Estate Investment Trusts (REITS) – 0.9%
Klepierre	15,300	622,330
Unibail-Rodamco SE	2,900	638,334
		1,260,664
Retail – 0.1%
Esprit Holdings Ltd.	15,100	99,374
Marks & Spencer Group PLC	6,600	42,847
		142,221
Semiconductors – 3.2%
Hynix Semiconductor, Inc. (a)	42,700	845,312
Samsung Electronics Co., Ltd.	5,090	3,476,383
		4,321,695
Telecommunications – 10.2%
Bezeq Israeli Telecommunication Corp. Ltd.	532,800	1,340,542
Deutsche Telekom AG	93,800	1,385,188
France Telecom SA	66,100	1,650,173
KDDI Corp.	107	564,525
Nippon Telegraph & Telephone Corp.	38,900	1,530,872
Nokia Oyj	134,200	1,722,658
Telecom Italia SpA	759,200	1,177,347
Telecom Italia SpA- RSP	656,100	724,022
Telefonaktiebolaget LM Ericsson Class B	7,000	64,382
Telefonica SA	13,700	381,800
Vodafone Group PLC	1,394,100	3,230,614
		13,772,123
Toys, Games & Hobbies – 0.4%
Namco Bandai Holdings, Inc.	50,500	480,734
Transportation – 1.1%
Deutsche Post AG	79,600	1,531,441
TOTAL COMMON STOCK (Cost $123,872,962)		127,311,656
PREFERRED STOCK – 1.1%
Banks – 0.6%
Banco Bradesco SA	38,700	836,360
Iron & Steel – 0.5%
Usinas Siderurgicas de Minas Gerais SA Class A	21,600	607,034
TOTAL PREFERRED STOCK (Cost $1,178,482)		1,443,394
TOTAL EQUITIES (Cost $125,051,444)		128,755,050
WARRANTS – 0.6%
Diversified Financial – 0.6%
Merrill Lynch & Co., Inc., Expires 12/23/14, Strike 0.00 (a)	63,200	838,822
TOTAL WARRANTS (Cost $842,101)		838,822
RIGHTS – 0.0%
Computers – 0.0%
Fortis, Expires 7/04/14 (a) (b)	80,066	-
TOTAL RIGHTS (Cost $0)		-
TOTAL LONG-TERM INVESTMENTS (Cost $125,893,545)		129,593,872
	Principal Amount
SHORT-TERM INVESTMENTS – 3.4%
Repurchase Agreement – 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (c)	$4,608,439	4,608,439
TOTAL SHORT-TERM INVESTMENTS (Cost $4,608,439)		4,608,439
TOTAL INVESTMENTS – 99.7% (Cost $130,501,984) (d)		134,202,311
Other Assets/ (Liabilities) – 0.3%		435,227
NET ASSETS – 100.0%		$134,637,538

Notes to Portfolio of Investments
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(c)	Maturity value of $4,608,442. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $4,704,250.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 98.5%
COMMON STOCK – 98.2%
Advertising – 0.7%
Publicis Groupe	95,200	$3,861,562
Aerospace & Defense – 0.4%
BAE Systems PLC	72,300	416,949
Rolls-Royce Group PLC (a)	268,400	2,096,045
		2,512,994
Apparel – 0.5%
Burberry Group PLC	279,830	2,684,825
Yue Yuen Industrial Holdings Ltd.	88,500	256,719
		2,941,544
Auto Manufacturers – 2.7%
Bayerische Motoren Werke AG	81,900	3,722,913
Daimler AG	76,900	4,108,106
Honda Motor Co. Ltd.	35,300	1,194,143
Nissan Motor Co. Ltd. (a)	136,900	1,197,084
Toyota Motor Corp.	126,900	5,334,390
		15,556,636
Banks – 8.6%
Australia & New Zealand Banking Group Ltd.	68,100	1,384,701
Banca Popolare di Milano Scarl	71,500	507,171
Banco do Brasil SA	102,300	1,722,569
Banco Santander SA	80,676	1,325,359
Bank of Ireland (a)	751,500	1,402,430
Barclays PLC	164,500	725,414
BNP Paribas	50,235	3,963,811
China Construction Bank Corp. Class H	605,000	514,932
Credit Agricole SA	64,344	1,121,634
Danske Bank A/S (a)	24,600	560,052
Deutsche Bank AG	21,800	1,536,363
Erste Group Bank AG	40,554	1,503,061
The Governor & Co. of the Bank of Ireland (a)	165,400	310,180
HSBC Holdings PLC	532,183	6,077,768
Intesa Sanpaolo (a)	455,864	2,042,344
Julius Baer Group Ltd.	129,150	4,505,629
KB Financial Group, Inc. (a)	37,934	1,935,127
Komercni Banka AS	10,905	2,323,078
National Australia Bank Ltd.	65,200	1,585,553
National Bank of Canada	7,900	454,750
Societe Generale	28,476	1,970,118
Standard Bank Group Ltd.	33,800	464,265
Standard Chartered PLC	192,851	4,832,922
State Bank of India Ltd. Sponsored GDR (India)	3,600	349,087
Sumitomo Mitsui Financial Group, Inc.	79,200	2,259,052
Turkiye Garanti Bankasi AS	420,800	1,784,426
Turkiye Vakiflar Bankasi TAO (a)	175,300	495,036
UniCredit Italiano SpA (a)	388,500	1,292,163
		48,948,995
Beverages – 5.2%
Carlsberg A/S Class B	4,900	361,562
Diageo PLC	528,677	9,226,353
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	56,300	2,695,644
Foster's Group Ltd.	339,600	1,670,096
Heineken Holding NV Class A	57,900	2,425,580
Heineken NV	178,020	8,434,330
Pernod-Ricard SA	56,779	4,873,131
		29,686,696
Building Materials – 0.4%
Cie de Saint-Gobain	22,800	1,223,722
Geberit AG Registered	6,900	1,220,881
		2,444,603
Chemicals – 5.6%
Air Liquide	43,977	5,190,652
Akzo Nobel NV	21,600	1,423,565
BASF SE	15,300	948,905
Givaudan SA Registered	10,662	8,475,927
Israel Chemicals Ltd.	111,000	1,448,228
Koninklijke DSM NV	12,100	593,218
Linde AG	84,920	10,220,327
Shin-Etsu Chemical Co. Ltd.	64,900	3,659,890
		31,960,712
Coal – 0.1%
Yanzhou Coal Mining Co. Ltd. Class H	302,000	660,707
Commercial Services – 3.0%
Adecco SA	97,200	5,360,359
Brambles Ltd.	468,900	2,838,772
Experian Group Ltd.	220,200	2,178,363
G4S PLC	590,300	2,468,792
Hays PLC	828,000	1,381,352
Macquarie Infrastructure Group	103,100	122,786
Meitec Corp.	67,900	915,253
Randstad Holding NV (a)	33,300	1,646,315
		16,911,992
Computers – 0.2%
Compal Electronics, Inc.	274,365	377,208
Wistron Corp.	246,014	475,134
		852,342
Cosmetics & Personal Care – 0.9%
Beiersdorf AG	51,900	3,410,594
Kao Corp.	48,100	1,123,434
L'Oreal	7,200	799,296
		5,333,324
Distribution & Wholesale – 0.9%
ITOCHU Corp.	39,000	286,922
Li & Fung Ltd.	536,800	2,209,047
Mitsubishi Corp.	55,600	1,383,042
Mitsui & Co. Ltd.	25,400	359,764
Wolseley PLC (a)	50,200	1,004,968
		5,243,743
Diversified Financial – 5.2%
Aeon Credit Service Co. Ltd.	134,700	1,294,884
Credit Suisse Group	97,100	4,776,975
Daiwa Securities Group, Inc.	1,085,520	5,444,584
Deutsche Boerse AG	55,510	4,614,692
Grupo Financiero Banorte SAB de CV	276,000	996,967
Hana Financial Group, Inc. (a)	24,200	686,645

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Macquarie Group Ltd.	23,500	$1,005,499
ORIX Corp.	16,660	1,133,520
Schroders PLC	21,100	362,831
Schroders PLC	159,100	3,398,488
UBS AG (a)	375,190	5,757,238
		29,472,323
Electric – 1.1%
E.ON AG	99,751	4,163,936
Electricite de France	20,300	1,207,833
Enel SpA	68,500	397,732
RWE AG	6,760	656,852
		6,426,353
Electrical Components & Equipment – 2.3%
Legrand SA	94,740	2,641,527
Schneider Electric SA	74,803	8,665,160
Sharp Corp.	47,000	591,694
Toshiba Corp. (a)	269,000	1,484,243
		13,382,624
Electronics – 3.1%
AU Optronics Corp.	1,297,800	1,565,947
Chi Mei Optoelectronics Corp. (a)	771,000	538,089
Fanuc Ltd.	36,800	3,423,514
Hirose Electric Co. Ltd.	14,500	1,512,045
Hoya Corp.	215,200	5,707,874
Murata Manufacturing Co. Ltd.	20,400	1,007,757
Omron Corp.	206,900	3,692,680
Orbotech Ltd. (a)	33,200	311,084
		17,758,990
Entertainment – 0.5%
Ladbrokes PLC	423,324	932,163
Tabcorp Holdings Ltd.	13,900	86,141
William Hill PLC	701,662	2,091,042
		3,109,346
Food Services – 0.8%
Compass Group PLC	221,500	1,583,132
Sodexo	56,100	3,203,824
		4,786,956
Foods – 4.4%
Associated British Foods PLC	14,100	187,249
Casino Guichard-Perrachon SA	8,900	797,535
Danone S.A.	69,199	4,213,728
Koninlijke Ahold NV	152,300	2,020,346
Metro AG	14,400	877,635
Nestle SA	306,291	14,863,950
Tesco PLC	305,837	2,102,843
Unilever PLC	10,300	329,929
		25,393,215
Gas – 1.0%
Gaz De France	136,407	5,917,229
Health Care — Products – 1.7%
Luxottica Group SpA	77,500	2,007,407
Sonova Holding AG	12,236	1,477,928
Synthes, Inc.	47,863	6,261,578
		9,746,913
Holding Company — Diversified – 2.5%
Bidvest Group Ltd.	35,552	620,952
Drax Group PLC	21,200	142,017
Haci Omer Sabanci Holding AS	182,927	702,598
LVMH Moet Hennessy Louis Vuitton SA	111,076	12,470,553
TUI Travel PLC	48,800	200,995
		14,137,115
Home Furnishing – 0.1%
Electrolux AB Class B (a)	3,700	86,839
Sony Corp.	15,300	443,708
		530,547
Household Products – 1.8%
Reckitt Benckiser Group PLC	191,118	10,361,726
Insurance – 3.2%
Allianz SE	55,000	6,845,292
Aviva PLC	85,800	543,781
AXA SA	238,987	5,651,508
Industrial Alliance Insurance & Financial Services, Inc.	3,600	110,769
ING Groep NV (a)	296,900	2,869,884
Muenchener Rueckversicherungs AG	4,102	639,382
Old Mutual PLC (a)	310,800	543,096
Swiss Reinsurance Co. Ltd.	27,259	1,304,552
		18,508,264
Leisure Time – 0.1%
Thomas Cook Group PLC	127,800	474,961
Machinery — Construction & Mining – 0.6%
Atlas Copco AB	41,400	537,013
BHP Billiton PLC	57,030	1,822,989
Rio Tinto PLC	17,000	916,890
		3,276,892
Manufacturing – 1.1%
Bombardier, Inc. Class B	226,600	1,039,350
Konica Minolta Holdings, Inc.	148,500	1,523,770
Smiths Group PLC	182,874	2,994,418
Tyco International Ltd. (a)	22,900	817,072
		6,374,610
Media – 6.6%
British Sky Broadcasting Group PLC	345,900	3,118,154
Gestevision Telecinco SA	255,800	3,733,340
Grupo Televisa SA Sponsored ADR (Mexico)	164,600	3,417,096
Reed Elsevier PLC	396,100	3,254,995
Societe Television Francaise 1	275,000	5,077,868
Thomson Reuters Corp.	99,400	3,224,682
Vivendi SA	139,682	4,123,217
Wolters Kluwer NV	209,610	4,593,789
WPP PLC	728,925	7,122,919
		37,666,060
Metal Fabricate & Hardware – 0.7%
Assa Abloy AB, Series B	195,500	3,743,471
Mining – 0.6%
BHP Billiton Ltd.	12,600	482,206
KGHM Polska Miedz SA	23,000	849,401
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia) (a)	50,731	727,990
Xstrata PLC (a)	79,110	1,394,412
		3,454,009
Office Equipment/Supplies – 1.6%
Canon, Inc.	208,950	8,837,644
Oil & Gas – 6.4%
BP PLC	280,500	2,714,696
Cenovus Energy, Inc.	37,600	947,520
China Petroleum and Chemical Corp. Class H	450,000	397,881
CNOOC Ltd.	1,175,000	1,826,187
EnCana Corp.	37,600	1,217,864
ENI SpA	60,600	1,542,659

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gazprom OAO Sponsored ADR (Russia)	26,500	$675,750
Inpex Corp.	705	5,293,918
KazMunaiGas Exploration Production GDR (Kazakhstan)	20,800	517,920
LUKOIL OAO Sponsored ADR (Russia)	38,350	2,197,455
Nexen, Inc.	59,242	1,427,695
Petroleo Brasileiro SA Sponsored ADR (Brazil)	27,600	1,169,964
Royal Dutch Shell PLC Class A	162,670	4,914,937
Royal Dutch Shell PLC Class A	110,400	3,339,019
StatoilHydro ASA	43,100	1,074,279
Suncor Energy, Inc.	36,864	1,310,759
Talisman Energy, Inc.	54,700	1,029,186
Total SA	72,670	4,656,319
		36,254,008
Packaging & Containers – 0.0%
Amcor Ltd.	23,900	133,065
Pharmaceuticals – 7.5%
Actelion Ltd. (a)	30,167	1,609,399
AstraZeneca PLC	32,800	1,542,273
Bayer AG	115,729	9,248,686
Celesio AG	2,800	71,132
GlaxoSmithKline PLC	262,380	5,561,992
Merck KGaA	47,010	4,393,503
Novartis AG	104,870	5,707,207
Roche Holding AG	72,032	12,240,201
Sanofi-Aventis	28,400	2,225,950
		42,600,343
Real Estate – 0.4%
Agile Property Holdings Ltd.	242,000	351,410
Mitsui Fudosan Co. Ltd.	78,000	1,310,472
Sumitomo Realty & Development Co., Ltd.	32,000	600,466
		2,262,348
Real Estate Investment Trusts (REITS) – 0.2%
Klepierre	14,500	589,790
Unibail-Rodamco SE	3,400	748,391
		1,338,181
Retail – 3.5%
Aeon Co. Ltd.	45,000	364,031
Compagnie Financiere Richemont AG Class A	259,280	8,666,158
Debenhams PLC (a)	237,400	296,265
Esprit Holdings Ltd.	42,800	281,670
Lawson, Inc.	66,800	2,944,285
Marks & Spencer Group PLC	15,100	98,029
RONA, Inc. (a)	22,000	324,797
Signet Jewelers Ltd. (a)	158,430	4,233,250
Swatch Group AG	10,900	2,740,486
Travis Perkins PLC (a)	22,400	305,755
		20,254,726
Semiconductors – 3.6%
Hynix Semiconductor, Inc. (a)	102,900	2,037,063
Rohm Co. Ltd.	70,300	4,567,381
Samsung Electronics Co., Ltd.	12,744	8,703,935
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	319,817	3,658,706
Tokyo Electron Ltd.	21,600	1,381,839
		20,348,924
Software – 2.0%
Infosys Technologies Ltd. Sponsored ADR (India)	81,520	4,505,610
SAP AG	141,540	6,674,887
		11,180,497
Telecommunications – 3.5%
America Movil SAB de C.V. Sponsored ADR (Mexico)	47,260	2,220,275
Bezeq Israeli Telecommunication Corp. Ltd.	352,300	886,398
BT Group PLC	283,160	613,540
Deutsche Telekom AG	88,400	1,305,443
France Telecom SA	55,600	1,388,043
KDDI Corp.	144	759,734
LG Telecom Ltd. (a)	22,230	161,718
MTN Group Ltd.	130,100	2,069,457
Nippon Telegraph & Telephone Corp.	31,700	1,247,524
Nokia Oyj	111,800	1,435,120
Singapore Telecommunications Ltd.	1,364,500	3,007,219
Telecom Corp. of New Zealand Ltd.	97,516	175,954
Telecom Italia SpA	723,800	1,122,450
Telecom Italia SpA- RSP	566,300	624,926
Telefonaktiebolaget LM Ericsson Class B	8,000	73,579
TELUS Corp.	5,200	162,733
Vodafone Group PLC	1,188,700	2,754,631
		20,008,744
Toys, Games & Hobbies – 0.0%
Namco Bandai Holdings, Inc.	11,000	104,714
Transportation – 2.9%
Canadian National Railway Co.	131,790	7,164,105
Deutsche Post AG	78,720	1,514,510
East Japan Railway	3,400	214,643
Kuehne & Nagel International AG	25,200	2,435,018
TNT NV	163,959	5,018,070
		16,346,346
TOTAL COMMON STOCK (Cost $536,571,525)		561,106,994
PREFERRED STOCK – 0.3%
Banks – 0.2%
Banco Bradesco SA	57,300	1,238,331
Iron & Steel – 0.1%
Usinas Siderurgicas de Minas Gerais SA Class A	11,000	309,138
TOTAL PREFERRED STOCK (Cost $1,014,031)		1,547,469
TOTAL EQUITIES (Cost $537,585,556)		562,654,463
TOTAL LONG-TERM INVESTMENTS (Cost $537,585,556)		562,654,463
	Principal Amount
SHORT-TERM INVESTMENTS – 1.2%
Repurchase Agreement – 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/09, 0.005%, due 1/04/10 (b)	$6,864,880	6,864,880

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits – 0.0%
Euro Time Deposit 0.010% 1/04/10	$26,972	$26,972
TOTAL SHORT-TERM INVESTMENTS (Cost $6,891,852)		6,891,852
TOTAL INVESTMENTS – 99.7% (Cost $544,477,408) (c)		569,546,315
Other Assets/ (Liabilities) – 0.3%		1,825,248
NET ASSETS – 100.0%		$571,371,563

Notes to Portfolio of Investments
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $6,864,884. Collateralized by U.S. Government Agency obligations with rates ranging from 3.374% - 4.000%, maturity dates ranging from 12/25/24 - 7/01/34, and an aggregate market value, including accrued interest, of $7,008,965.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	48,924	$477,498
MassMutual Premier Core Bond Fund, Class S (a)	833,192	9,056,799
MassMutual Premier Discovery Value Fund, Class S (a)	24,239	206,517
MassMutual Premier Diversified Bond Fund, Class S (a)	1,469,162	14,970,762
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	537,270	4,378,754
MassMutual Premier Enhanced Index Value Fund, Class S (a)	476,222	4,228,854
MassMutual Premier Focused International Fund, Class S (a)	57,172	627,753
MassMutual Premier High Yield Fund, Class S (a)	423,694	3,567,505
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	1,410,560	14,500,555
MassMutual Premier International Bond Fund, Class S (a)	527,469	5,295,791
MassMutual Premier International Equity Fund, Class S (a)	93,791	1,193,022
MassMutual Premier Main Street Small Cap Fund, Class S (a)	40,673	352,632
MassMutual Premier Money Market Fund, Class S (a)	1,046,750	1,046,750
MassMutual Premier Short-Duration Bond Fund, Class S (a)	1,688,387	17,407,271
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	218,142	3,394,283
MassMutual Premier Value Fund, Class S (a)	11,860	151,449
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	137,917	809,575
MassMutual Select Blue Chip Growth Fund, Class S (a)	53,408	488,148
MassMutual Select Diversified International Fund, Class S (a)	199,103	1,381,775
MassMutual Select Diversified Value Fund, Class S (a)	120,861	976,559
MassMutual Select Emerging Growth Fund, Class S (a)(b)	47,546	239,155
MassMutual Select Focused Value Fund, Class S (a) (b)	149,304	2,178,347
MassMutual Select Fundamental Value Fund, Class S (a)	159,411	1,490,489
MassMutual Select Large Cap Growth Fund, Class S (a)	169,005	1,346,969
MassMutual Select Large Cap Value Fund, Class S (a)	46,385	440,662
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	57,031	496,171
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a)	60,710	747,338
MassMutual Select Mid-Cap Value Fund, Class S (a)	120,277	995,895
MassMutual Select Overseas Fund, Class S (a) (b)	517,386	3,476,835
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	19,829	280,188
MassMutual Select Small Cap Value Equity Fund, Class S (a)	81,015	600,320
MassMutual Select Small Company Growth Fund, Class S (a) (b)	78,208	585,777
MassMutual Select Small Company Value Fund, Class S (a)	54,364	610,504
MassMutual Select Strategic Bond Fund, Class S (a)	524,787	4,817,543
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	537,099	1,842,250
Oppenheimer Real Estate Fund, Class Y (a)	90,198	1,353,878
TOTAL MUTUAL FUNDS (Cost $96,731,537)		106,014,573
TOTAL LONG-TERM INVESTMENTS (Cost $96,731,537)		106,014,573
TOTAL INVESTMENTS – 100.1% (Cost $96,731,537) (c)		106,014,573
Other Assets/ (Liabilities) – (0.1)%		(96,646)
NET ASSETS — 100.0%		$105,917,927

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	108,010	$1,054,181
MassMutual Premier Core Bond Fund, Class S (a)	825,095	8,968,781
MassMutual Premier Discovery Value Fund, Class S (a)	61,877	527,192
MassMutual Premier Diversified Bond Fund, Class S (a)	1,312,655	13,375,956
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	922,583	7,519,052
MassMutual Premier Enhanced Index Value Fund, Class S (a)	841,105	7,469,012
MassMutual Premier Focused International Fund, Class S (a)	103,125	1,132,311
MassMutual Premier High Yield Fund, Class S (a)	351,264	2,957,643
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	1,127,845	11,594,248
MassMutual Premier International Bond Fund, Class S (a)	418,548	4,202,220
MassMutual Premier International Equity Fund, Class S (a)	184,621	2,348,385
MassMutual Premier Main Street Small Cap Fund, Class S (a)	219,365	1,901,894
MassMutual Premier Money Market Fund, Class S (a)	346,105	346,105
MassMutual Premier Short-Duration Bond Fund, Class S (a)	952,487	9,820,138
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	293,983	4,574,377
MassMutual Premier Value Fund, Class S (a)	22,394	285,972
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	222,433	1,305,682
MassMutual Select Blue Chip Growth Fund, Class S (a)	159,321	1,456,191
MassMutual Select Diversified International Fund, Class S (a)	478,540	3,321,068
MassMutual Select Diversified Value Fund, Class S (a)	259,733	2,098,643
MassMutual Select Emerging Growth Fund, Class S (a) (b)	100,172	503,865
MassMutual Select Focused Value Fund, Class S (a) (b)	167,779	2,447,891
MassMutual Select Fundamental Value Fund, Class S (a)	332,308	3,107,080
MassMutual Select Large Cap Growth Fund, Class S (a)	365,286	2,911,331
MassMutual Select Large Cap Value Fund, Class S (a)	104,430	992,082
MassMutual Select Mid Cap Growth Equity Fund, Class S (a)(b)	164,809	1,433,838
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a)	150,025	1,846,806
MassMutual Select Mid-Cap Value Fund, Class S (a)	319,852	2,648,376
MassMutual Select Overseas Fund, Class S (a) (b)	1,152,001	7,741,446
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	41,714	589,414
MassMutual Select Small Cap Value Equity Fund, Class S (a)	142,679	1,057,254
MassMutual Select Small Company Growth Fund, Class S (a) (b)	152,002	1,138,492
MassMutual Select Small Company Value Fund, Class S (a)	94,974	1,066,560
MassMutual Select Strategic Bond Fund, Class S (a)	436,933	4,011,048
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	490,149	1,681,212
Oppenheimer Real Estate Fund, Class Y (a)	103,066	1,547,023
TOTAL MUTUAL FUNDS (Cost $115,069,490)		120,982,769
TOTAL LONG-TERM INVESTMENTS (Cost $115,069,490)		120,982,769
TOTAL INVESTMENTS – 100.1% (Cost $115,069,490) (c)		120,982,769
Other Assets/ (Liabilities) – (0.1)%		(93,285)
NET ASSETS – 100.0%		$120,889,484

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	631,321	$6,161,697
MassMutual Premier Core Bond Fund, Class S (a)	1,082,401	11,765,700
MassMutual Premier Discovery Value Fund, Class S (a)	286,463	2,440,666
MassMutual Premier Diversified Bond Fund, Class S (a)	1,997,993	20,359,547
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	3,386,638	27,601,096
MassMutual Premier Enhanced Index Value Fund, Class S (a)	2,898,989	25,743,023
MassMutual Premier Focused International Fund, Class S (a)	530,821	5,828,420
MassMutual Premier High Yield Fund, Class S (a)	971,601	8,180,882
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	1,632,757	16,784,741
MassMutual Premier International Bond Fund, Class S (a)	807,717	8,109,482
MassMutual Premier International Equity Fund, Class S (a)	960,176	12,213,443
MassMutual Premier Main Street Small Cap Fund, Class S (a)	2,331,740	20,216,185
MassMutual Premier Short-Duration Bond Fund, Class S (a)	690,294	7,116,926
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	1,029,667	16,021,620
MassMutual Premier Value Fund, Class S (a)	114,689	1,464,573
MassMutual Select Aggressive Growth Fund, Class S (a)(b)	1,597,036	9,374,601
MassMutual Select Blue Chip Growth Fund, Class S (a)	923,542	8,441,170
MassMutual Select Diversified International Fund, Class S (a)	2,408,181	16,712,779
MassMutual Select Diversified Value Fund, Class S (a)	1,514,834	12,239,858
MassMutual Select Emerging Growth Fund, Class S (a) (b)	219,174	1,102,445
MassMutual Select Focused Value Fund, Class S (a) (b)	547,824	7,992,759
MassMutual Select Fundamental Value Fund, Class S (a)	2,009,930	18,792,845
MassMutual Select Large Cap Growth Fund, Class S (a)	1,874,592	14,940,497
MassMutual Select Large Cap Value Fund, Class S (a)	579,881	5,508,873
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	770,109	6,699,949
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a)	707,999	8,715,465
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,528,475	12,655,777
MassMutual Select Overseas Fund, Class S (a) (b)	5,142,483	34,557,485
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	128,395	1,814,215
MassMutual Select Small Cap Value Equity Fund, Class S (a)	465,270	3,447,653
MassMutual Select Small Company Growth Fund, Class S (a) (b)	458,991	3,437,844
MassMutual Select Small Company Value Fund, Class S (a)	313,214	3,517,394
MassMutual Select Strategic Bond Fund, Class S (a)	512,937	4,708,765
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	1,455,931	4,993,845
Oppenheimer Real Estate Fund, Class Y (a)	275,674	4,137,867
TOTAL MUTUAL FUNDS (Cost $382,672,490)		373,800,087
TOTAL LONG-TERM INVESTMENTS (Cost $382,672,490)		373,800,087
TOTAL INVESTMENTS – 100.1% (Cost $382,672,490) (c)		373,800,087
Other Assets/ (Liabilities) – (0.1)%		(219,683)
NET ASSETS – 100.0%		$373,580,404

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	677,632	$6,613,688
MassMutual Premier Core Bond Fund, Class S (a)	301,716	3,279,652
MassMutual Premier Discovery Value Fund, Class S (a)	244,261	2,081,105
MassMutual Premier Diversified Bond Fund, Class S (a)	440,525	4,488,949
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,822,838	14,856,129
MassMutual Premier Enhanced Index Value Fund, Class S (a)	1,838,742	16,328,025
MassMutual Premier Focused International Fund, Class S (a)	427,251	4,691,215
MassMutual Premier High Yield Fund, Class S (a)	684,895	5,766,816
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	678,296	6,972,881
MassMutual Premier International Bond Fund, Class S (a)	565,367	5,676,287
MassMutual Premier International Equity Fund, Class S (a)	833,324	10,599,881
MassMutual Premier Main Street Small Cap Fund, Class S (a)	1,406,941	12,198,182
MassMutual Premier Short-Duration Bond Fund, Class S (a)	337,691	3,481,599
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	901,825	14,032,401
MassMutual Premier Value Fund, Class S (a)	127,280	1,625,365
MassMutual Select Aggressive Growth Fund, Class S (a) (b)	1,767,703	10,376,414
MassMutual Select Blue Chip Growth Fund, Class S (a)	1,398,391	12,781,290
MassMutual Select Diversified International Fund, Class S (a)	2,213,545	15,361,999
MassMutual Select Diversified Value Fund, Class S (a)	1,721,666	13,911,063
MassMutual Select Emerging Growth Fund, Class S (a) (b)	694,221	3,491,930
MassMutual Select Focused Value Fund, Class S (a) (b)	437,925	6,389,327
MassMutual Select Fundamental Value Fund, Class S (a)	2,221,588	20,771,843
MassMutual Select Large Cap Growth Fund, Class S (a)	2,033,853	16,209,811
MassMutual Select Large Cap Value Fund, Class S (a)	683,269	6,491,057
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	703,053	6,116,561
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a)	610,808	7,519,050
MassMutual Select Mid-Cap Value Fund, Class S (a)	1,348,916	11,169,021
MassMutual Select Overseas Fund, Class S (a) (b)	4,151,162	27,895,811
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	157,310	2,222,786
MassMutual Select Small Cap Value Equity Fund, Class S (a)	645,521	4,783,308
MassMutual Select Small Company Growth Fund, Class S (a) (b)	435,601	3,262,655
MassMutual Select Small Company Value Fund, Class S (a)	432,468	4,856,612
MassMutual Select Strategic Bond Fund, Class S (a)	126,493	1,161,210
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	1,167,586	4,004,819
Oppenheimer Real Estate Fund, Class Y (a)	235,335	3,532,378
TOTAL MUTUAL FUNDS (Cost $304,025,614)		295,001,120
TOTAL LONG-TERM INVESTMENTS (Cost $304,025,614)		295,001,120
TOTAL INVESTMENTS – 100.1% (Cost $304,025,614) (c)		295,001,120
Other Assets/ (Liabilities) – (0.1)%		(175,428)
NET ASSETS – 100.0%		$294,825,692

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.1%
Diversified Financial – 100.1%
MassMutual Premier Capital Appreciation Fund, Class S (a)	447,875	$4,371,262
MassMutual Premier Core Bond Fund, Class S (a)	160,387	1,743,409
MassMutual Premier Discovery Value Fund, Class S (a)	145,742	1,241,719
MassMutual Premier Diversified Bond Fund, Class S (a)	101,191	1,031,134
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	1,164,179	9,488,056
MassMutual Premier Enhanced Index Value Fund, Class S (a)	1,007,752	8,948,834
MassMutual Premier Focused International Fund, Class S (a)	260,592	2,861,302
MassMutual Premier High Yield Fund, Class S (a)	208,903	1,758,962
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	100,213	1,030,193
MassMutual Premier International Bond Fund, Class S (a)	318,774	3,200,492
MassMutual Premier International Equity Fund, Class S (a)	529,183	6,731,212
MassMutual Premier Main Street Small Cap Fund, Class S (a)	750,443	6,506,341
MassMutual Premier Short-Duration Bond Fund, Class S (a)	165,434	1,705,622
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	479,739	7,464,732
MassMutual Premier Value Fund, Class S (a)	78,177	998,326
MassMutual Select Aggressive Growth Fund, Class S (a)(b)	1,243,868	7,301,503
MassMutual Select Blue Chip Growth Fund, Class S (a)	772,461	7,060,296
MassMutual Select Diversified International Fund, Class S (a)	1,218,351	8,455,355
MassMutual Select Diversified Value Fund, Class S (a)	1,111,710	8,982,619
MassMutual Select Emerging Growth Fund, Class S (a) (b)	376,707	1,894,834
MassMutual Select Focused Value Fund, Class S (a) (b)	250,887	3,660,447
MassMutual Select Fundamental Value Fund, Class S (a)	1,435,129	13,418,452
MassMutual Select Large Cap Growth Fund, Class S (a)	1,255,977	10,010,134
MassMutual Select Large Cap Value Fund, Class S (a)	440,273	4,182,598
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	408,573	3,554,584
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a)	372,646	4,587,272
MassMutual Select Mid-Cap Value Fund, Class S (a)	795,686	6,588,281
MassMutual Select Overseas Fund, Class S (a) (b)	2,851,417	19,161,521
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	95,365	1,347,512
MassMutual Select Small Cap Value Equity Fund, Class S (a)	376,914	2,792,932
MassMutual Select Small Company Growth Fund, Class S (a) (b)	262,342	1,964,940
MassMutual Select Small Company Value Fund, Class S (a)	252,633	2,837,073
MassMutual Select Strategic Bond Fund, Class S (a)	36,638	336,341
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	733,487	2,515,860
Oppenheimer Real Estate Fund, Class Y (a)	160,223	2,404,941
TOTAL MUTUAL FUNDS (Cost $170,941,980)		172,139,091
TOTAL LONG-TERM INVESTMENTS (Cost $170,941,980)		172,139,091
TOTAL INVESTMENTS – 100.1% (Cost $170,941,980) (c)		172,139,091
Other Assets/ (Liabilities) – (0.1)%		(111,662)
NET ASSETS – 100.0%		$172,027,429

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
MUTUAL FUNDS – 100.3%
Diversified Financial – 100.3%
MassMutual Premier Capital Appreciation Fund, Class S (a)	47,325	$461,895
MassMutual Premier Core Bond Fund, Class S (a)	9,942	108,074
MassMutual Premier Discovery Value Fund, Class S (a)	15,038	128,128
MassMutual Premier Diversified Bond Fund, Class S (a)	6,074	61,894
MassMutual Premier Enhanced Index Growth Fund, Class S (a)	126,507	1,031,034
MassMutual Premier Enhanced Index Value Fund, Class S (a)	107,427	953,952
MassMutual Premier Focused International Fund, Class S (a)	27,364	300,458
MassMutual Premier High Yield Fund, Class S (a)	18,530	156,021
MassMutual Premier Inflation-Protected and Income Fund, Class S (a)	9,270	95,295
MassMutual Premier International Bond Fund, Class S (a)	30,895	310,181
MassMutual Premier International Equity Fund, Class S (a)	54,757	696,510
MassMutual Premier Main Street Small Cap Fund, Class S (a)	76,253	661,117
MassMutual Premier Short-Duration Bond Fund, Class S (a)	9,317	96,054
MassMutual Premier Strategic Emerging Markets Fund, Class S (a)	41,452	644,989
MassMutual Premier Value Fund, Class S (a)	7,579	96,782
MassMutual Select Aggressive Growth Fund, Class S (a)(b)	132,441	777,430
MassMutual Select Blue Chip Growth Fund, Class S (a)	121,485	1,110,376
MassMutual Select Diversified International Fund, Class S (a)	123,498	857,079
MassMutual Select Diversified Value Fund, Class S (a)	115,164	930,525
MassMutual Select Emerging Growth Fund, Class S (a) (b)	23,969	120,562
MassMutual Select Focused Value Fund, Class S (a) (b)	25,560	372,920
MassMutual Select Fundamental Value Fund, Class S (a)	150,857	1,410,510
MassMutual Select Large Cap Growth Fund, Class S (a)	71,402	569,070
MassMutual Select Large Cap Value Fund, Class S (a)	46,453	441,306
MassMutual Select Mid Cap Growth Equity Fund, Class S (a) (b)	43,120	375,144
MassMutual Select Mid Cap Growth Equity II Fund, Class S (a)	37,181	457,694
MassMutual Select Mid-Cap Value Fund, Class S (a)	83,621	692,380
MassMutual Select Overseas Fund, Class S (a) (b)	292,239	1,963,846
MassMutual Select Small Cap Growth Equity Fund, Class S (a) (b)	10,853	153,360
MassMutual Select Small Cap Value Equity Fund, Class S (a)	40,115	297,249
MassMutual Select Small Company Growth Fund, Class S (a) (b)	39,652	296,993
MassMutual Select Small Company Value Fund, Class S (a)	26,640	299,167
MassMutual Select Strategic Bond Fund, Class S (a)	3,196	29,343
Oppenheimer Commodity Strategy Total Return Fund, Class Y (a) (b)	77,395	265,464
Oppenheimer Real Estate Fund, Class Y (a)	11,877	178,274
TOTAL MUTUAL FUNDS (Cost $14,814,175)		17,401,076
TOTAL LONG-TERM INVESTMENTS (Cost $14,814,175)		17,401,076
TOTAL INVESTMENTS – 100.3% (Cost $14,814,175) (c)		17,401,076
Other Assets/ (Liabilities) – (0.3)%		(47,322)
NET ASSETS — 100.0%		$17,353,754

Notes to Portfolio of Investments
(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities
December 31, 2009

		MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund
Assets:
	Investments, at value (Note 2) (a)	$202,028,042	$89,434,625
	Short-term investments, at value (Note 2) (b)	6,365,624	2,207,107
	Total investments	208,393,666	91,641,732
	Cash	300,000 *	-
	Foreign currency, at value (c)	23,493	4,181
	Receivables from:
	Investments sold	-	22,784
	Open forward foreign currency contracts (Note 2)	-	87,606
	Investment adviser (Note 3)	12	-
	Fund shares sold	74,343	23,329
	Interest and dividends	1,919,420	457,751
	Variation margin on open futures contracts (Note 2)	-	714
	Foreign taxes withheld	-	12,100
	Open swap agreements, at value (Note 2)	193,096	514,674
	Total assets	210,904,030	92,764,871
Liabilities:
	Payables for:
	Investments purchased	-	-
	Written options outstanding, at value (Note 2) (d)	74,375	12,076
	Open forward foreign currency contracts (Note 2)	-	53,992
	Fund shares repurchased	4,227,749	16,130,165
	Variation margin on open futures contracts (Note 2)	2,879	-
	Open swap agreements, at value (Note 2)	245,783	16,853
	Trustees' fees and expenses (Note 3)	36,897	23,886
	Affiliates (Note 3):
	Investment management fees	99,789	46,997
	Administration fees	29,014	18,982
	Service fees	41,789	6,150
	Distribution fees	510	323
	Due to custodian	300,000	-
	Accrued expense and other liabilities	44,322	56,922
	Total liabilities	5,103,107	16,366,346
	Net assets	$205,800,923	$76,398,525
Net assets consist of:
	Paid-in capital	$231,475,425	$84,793,214
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(198,132)	24,605
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,913,342)	(14,783,564)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	(15,563,028)	6,364,270
	Net assets	$205,800,923	$76,398,525

(a)	Cost of investments:	$217,740,628	$83,558,426
(b)	Cost of short-term investments:	$6,365,624	$2,207,107
(c)	Cost of foreign currency:	$23,326	$4,135
(d)	Premiums on written options:	$63,871	$10,329
*	Amount pledged as collateral for open swap agreements.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund

$314,132,712	$967,632,685	$32,466,653	$727,881,078	$1,641,979,916	$34,751,005
6,278,545	19,082,366	644,040	9,561,302	26,311,398	289,741
320,411,257	986,715,051	33,110,693	737,442,380	1,668,291,314	35,040,746
-	-	-	-	-	-
-	-	-	-	-	-

887,605	1,959,263	-	422,738	-	-
-	-	-	-	-	-
-	-	-	-	69,631	75
718,032	598,653	13,484	80,191	1,032,514	87,061
480,394	1,321,416	21,604	661,326	2,231,560	32,213
-	-	-	-	-	-
9,856	95,365	-	94,523	-	-
-	-	-	-	-	-
322,507,144	990,689,748	33,145,781	738,701,158	1,671,625,019	35,160,095

-	457,034	288,761	733,724	322,547	-
-	-	-	-	-	-
-	-	-	-	-	-
1,680,445	229,369	189	5,722,654	6,407,900	35,723
-	-	-	-	291,646	-
-	-	-	-	-	-
63,840	163,053	11,216	173,573	313,595	5,542

136,724	542,379	19,136	402,990	142,039	20,773
36,259	173,501	4,393	116,380	400,360	7,668
30,405	158,511	7,049	111,038	150,841	13,369
377	1,479	58	531	1,935	66
-	-	-	-	-	-
37,281	53,829	31,515	59,686	77,713	30,646
1,985,331	1,779,155	362,317	7,320,576	8,108,576	113,787
$320,521,813	$988,910,593	$32,783,464	$731,380,582	$1,663,516,443	$35,046,308

$466,278,235	$1,006,385,035	$55,911,593	$685,594,745	$1,748,296,648	$47,856,241
1,092,238	12,749,109	468,258	(479,976)	7,565,392	236,058
(154,129,417)	(128,907,202)	(27,834,132)	(106,773,624)	(92,672,759)	(17,644,303)
7,280,757	98,683,651	4,237,745	153,039,437	327,162	4,598,312
$320,521,813	$988,910,593	$32,783,464	$731,380,582	$1,663,516,443	$35,046,308

$306,852,018	$868,949,034	$28,228,908	$574,850,847	$1,642,038,782	$30,152,693
$6,278,545	$19,082,366	$644,040	$9,561,302	$26,311,398	$289,741
$-	$-	$-	$-	$-	$-
$-	$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund
Class A shares:
Net assets	$62,232,752	$8,923,916
Shares outstanding (a)	6,807,307	948,718
Net asset value and redemption price per share	$9.14	$9.41
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.60	$9.98
Class L shares:
Net assets	$36,381,545	$37,320,168
Shares outstanding (a)	3,970,820	3,969,664
Net asset value, offering price and redemption price per share	$9.16	$9.40
Class Y shares:
Net assets	$56,838,463	$25,322,984
Shares outstanding (a)	6,192,012	2,697,381
Net asset value, offering price and redemption price per share	$9.18	$9.39
Class S shares:
Net assets	$49,528,254	$4,309,143
Shares outstanding (a)	5,395,010	461,069
Net asset value, offering price and redemption price per share	$9.18	$9.35
Class N shares:
Net assets	$819,909	$522,314
Shares outstanding (a)	89,694	55,792
Net asset value, offering price and redemption price per share	$9.14	$9.36
Class Z shares:
Net assets	$-	$-
Shares outstanding (a)	-	-
Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund

$45,591,799	$241,205,904	$10,965,077	$172,363,252	$241,089,963	$21,390,543
5,658,655	26,097,913	1,666,427	18,241,824	23,598,783	2,600,646
$8.06	$9.24	$6.58	$9.45	$10.22	$8.23
$8.55	$9.80	$6.98	$10.03	$10.84	$8.73

$42,209,284	$168,789,849	$1,689,247	$110,367,422	$156,893,776	$5,054,565
5,226,491	18,127,912	256,115	11,650,415	15,285,249	612,380
$8.08	$9.31	$6.60	$9.47	$10.26	$8.25

$31,927,890	$129,536,029	$2,664,180	$82,157,027	$307,391,231	$6,431,167
3,952,026	13,883,894	401,010	8,652,101	29,936,917	777,240
$8.08	$9.33	$6.64	$9.50	$10.27	$8.27

$200,236,621	$446,975,417	$17,371,009	$365,566,710	$425,980,796	$2,060,767
24,784,808	47,823,135	2,622,777	38,471,438	41,048,194	247,954
$8.08	$9.35	$6.62	$9.50	$10.38	$8.31

$556,219	$2,403,394	$93,951	$926,171	$3,171,764	$109,266
68,810	263,319	14,297	98,921	313,213	13,219
$8.08	$9.13	$6.57	$9.36	$10.13	$8.27

$-	$-	$-	$-	$528,988,913	$-
-	-	-	-	51,039,928	-
$-	$-	$-	$-	$10.36	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$562,176,945	$83,672,302
Short-term investments, at value (Note 2) (b)	3,264,354	684,290
Total investments	565,441,299	84,356,592
Cash	-	34,410
Receivables from:
Investments sold	-	118,232
Investment adviser (Note 3)	53,056	-
Fund shares sold	239,601	21,236
Interest and dividends	297,245	53,823
Foreign taxes withheld	24,935	3,130
Total assets	566,056,136	84,587,423
Liabilities:
Payables for:
Investments purchased	201,013	166,538
Fund shares repurchased	2,337,240	119,248
Variation margin on open futures contracts (Note 2)	-	-
Trustees' fees and expenses (Note 3)	138,193	8,039
Affiliates (Note 3):
Investment management fees	308,277	46,069
Administration fees	153,356	14,945
Service fees	42,686	2,467
Distribution fees	472	1
Accrued expense and other liabilities	53,430	32,730
Total liabilities	3,234,667	390,037
Net assets	$562,821,469	$84,197,386
Net assets consist of:
Paid-in capital	$663,303,885	$81,111,193
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	72,956	25,217
Accumulated net realized gain (loss) on investments and foreign currency transactions	(189,589,163)	(8,307,459)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	89,033,791	11,368,435
Net assets	$562,821,469	$84,197,386

(a) Cost of investments:	$473,143,842	$72,303,867
(b) Cost of short-term investments:	$3,264,354	$684,290

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund

$305,124,775	$48,113,751	$545,742,900	$112,999,586	$90,688,323
2,534,309	342,843	44,477,241	2,763,019	3,525,204
307,659,084	48,456,594	590,220,141	115,762,605	94,213,527
-	-	-	-	-

2,222,688	-	-	9,012	5,431,265
-	-	-	-	-
369,326	52,309	245,081	144,011	205,274
99,735	15,754	968,511	201,354	85,098
14,429	-	-	-	-
310,365,262	48,524,657	591,433,733	116,116,982	99,935,164

152,430	19,208	-	661,632	74,580
201,204	9,981	345,825	109,748	361,868
-	3,132	-	-	-
66,904	9,100	111,194	17,241	14,400

189,596	6,062	344,511	67,202	61,673
52,514	20,633	103,608	13,908	11,311
38,043	11,409	103,252	3,531	4,817
55	205	1,620	27	51
38,325	33,113	41,931	35,320	37,054
739,071	112,843	1,051,941	908,609	565,754
$309,626,191	$48,411,814	$590,381,792	$115,208,373	$99,369,410

$317,479,043	$62,725,720	$595,573,664	$183,619,690	$153,904,340
(64,724)	3,462	3,109,455	101,822	6,758
(54,917,870)	(21,776,004)	(94,111,161)	(78,293,570)	(58,280,568)
47,129,742	7,458,636	85,809,834	9,780,431	3,738,880
$309,626,191	$48,411,814	$590,381,792	$115,208,373	$99,369,410

$257,995,033	$40,658,901	$459,933,066	$103,219,155	$86,949,443
$2,534,309	$342,843	$44,477,241	$2,763,019	$3,525,204

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund
Class A shares:
Net assets	$69,307,356	$3,834,698
Shares outstanding (a)	7,761,970	492,849
Net asset value and redemption price per share	$8.93	$7.78
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.47	$8.25
Class L shares:
Net assets	$281,168,392	$14,854,775
Shares outstanding (a)	30,949,871	1,860,489
Net asset value, offering price and redemption price per share	$9.08	$7.98
Class Y shares:
Net assets	$39,093,904	$11,942,160
Shares outstanding (a)	4,287,721	1,507,026
Net asset value, offering price and redemption price per share	$9.12	$7.92
Class S shares:
Net assets	$172,448,691	$53,564,631
Shares outstanding (a)	18,859,069	6,721,966
Net asset value, offering price and redemption price per share	$9.14	$7.97
Class N shares:
Net assets	$803,126	$1,122
Shares outstanding (a)	91,907	146
Net asset value, offering price and redemption price per share	$8.74	$7.70	*

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund

$60,935,412	$18,508,305	$161,884,379	$6,145,173	$7,833,216
10,911,801	4,072,245	11,511,621	743,314	1,058,447
$5.58	$4.54	$14.06	$8.27	$7.40
$5.92	$4.82	$14.92	$8.77	$7.85

$61,773,982	$6,619,828	$98,934,296	$37,196,654	$24,628,542
10,780,627	1,424,545	6,904,576	4,489,438	3,327,173
$5.73	$4.65	$14.33	$8.29	$7.40

$21,830,136	$2,737,376	$64,121,495	$470,029	$4,496,226
3,755,604	582,152	4,432,240	56,606	607,201
$5.81	$4.70	$14.47	$8.30	$7.40

$164,994,017	$20,229,184	$262,824,973	$71,350,973	$62,396,521
28,103,860	4,255,460	18,015,814	8,619,481	8,424,984
$5.87	$4.75	$14.59	$8.28	$7.41

$92,644	$317,121	$2,616,649	$45,544	$14,905
17,076	71,640	190,534	5,507	2,007
$5.43	$4.43	$13.73	$8.27	$7.43

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

		MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund
Assets:
	Investments, at value (Note 2) (a)	$443,015,193	$75,109,125
	Short-term investments, at value (Note 2) (b)	13,671,660	1,163,089
	Total investments	456,686,853	76,272,214
	Foreign currency, at value (c)	-	-
	Receivables from:
	Investments sold	1,512,796	443,735
	Open forward foreign currency contracts (Note 2)	-	-
	Investment adviser (Note 3)	2	-
	Fund shares sold	567,690	118,751
	Interest and dividends	535,519	27,326
	Variation margin on open futures contracts (Note 2)	-	-
	Foreign taxes withheld	-	-
	Total assets	459,302,860	76,862,026
Liabilities:
	Payables for:
	Investments purchased	446,792	487,902
	Open forward foreign currency contracts (Note 2)	-	-
	Fund shares repurchased	1,305,847	76,889
	Trustees' fees and expenses (Note 3)	83,198	22,001
	Affiliates (Note 3):
	Investment management fees	324,707	44,593
	Administration fees	91,016	11,452
	Service fees	58,565	8,295
	Distribution fees	961	144
	Due to custodian	-	-
	Accrued expense and other liabilities	40,939	33,723
	Total liabilities	2,352,025	684,999
	Net assets	$456,950,835	$76,177,027
Net assets consist of:
	Paid-in capital	$491,423,268	$147,826,275
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	919,882	(20,086)
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(37,491,486)	(86,136,356)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	2,099,171	14,507,194
	Net assets	$456,950,835	$76,177,027

(a)	Cost of investments:	$440,916,022	$60,601,480
(b)	Cost of short-term investments:	$13,671,660	$1,163,089
(c)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund

$1,154,858,482	$472,858,024	$49,438,678	$34,220,689	$129,593,872
49,094,125	11,137,193	688,920	508,415	4,608,439
1,203,952,607	483,995,217	50,127,598	34,729,104	134,202,311
-	-	-	-	4,381

4,953,755	4,859,275	58,657	105,558	474,132
-	-	-	-	1,203,444
-	-	-	-	13,906
438,603	102,889	37,250	9,785	642,078
250,326	148,894	19,018	6,988	148,406
-	-	-	-	213,872
434	-	-	-	31,868
1,209,595,725	489,106,275	50,242,523	34,851,435	136,934,398

2,103,954	1,684,207	407,130	-	1,140,256
-	-	-	-	824,789
6,732,890	1,183,936	56,859	30,481	130,385
189,748	89,731	16,311	13,833	21,722

756,812	331,837	34,867	22,887	101,804
233,325	90,432	10,382	6,745	13,534
190,885	46,862	8,141	3,610	3,242
1,253	319	95	44	44
-	-	-	6,487	-
62,342	50,461	33,313	30,286	61,084
10,271,209	3,477,785	567,098	114,373	2,296,860
$1,199,324,516	$485,628,490	$49,675,425	$34,737,062	$134,637,538

$1,159,176,495	$470,489,537	$74,080,310	$76,741,504	$210,143,281
(1,409,191)	(102,542)	(15,975)	(13,576)	(380,814)
(146,948,057)	(52,790,570)	(32,504,402)	(45,094,906)	(79,257,804)
188,505,269	68,032,065	8,115,492	3,104,040	4,132,875
$1,199,324,516	$485,628,490	$49,675,425	$34,737,062	$134,637,538

$966,353,772	$404,825,288	$41,323,186	$31,116,649	$125,893,545
$49,094,125	$11,137,193	$688,920	$508,415	$4,608,439
$-	$-	$-	$-	$4,355

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund
Class A shares:
Net assets	$92,728,192	$13,207,643
Shares outstanding (a)	8,456,371	1,585,340
Net asset value and redemption price per share	$10.97	$8.33
Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.64	$8.84
Class L shares:
Net assets	$52,855,717	$17,502,444
Shares outstanding (a)	4,758,370	2,049,537
Net asset value, offering price and redemption price per share	$11.11	$8.54
Class Y shares:
Net assets	$77,398,455	$1,704,710
Shares outstanding (a)	6,919,734	196,933
Net asset value, offering price and redemption price per share	$11.19	$8.66
Class S shares:
Net assets	$232,378,544	$43,512,671
Shares outstanding (a)	20,694,715	5,001,974
Net asset value, offering price and redemption price per share	$11.23	$8.70
Class N shares:
Net assets	$1,589,927	$249,559
Shares outstanding (a)	149,008	30,628
Net asset value, offering price and redemption price per share	$10.67	$8.15

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund

$308,325,735	$75,428,357	$13,339,896	$5,582,752	$1,721,006
26,255,372	5,638,996	1,850,312	1,166,155	249,006
$11.74	$13.38	$7.21	$4.79	$6.91
$12.46	$14.20	$7.65	$5.08	$7.33

$362,499,515	$59,458,335	$10,178,104	$14,749,427	$32,559,474
30,126,016	4,330,414	1,379,576	3,007,342	4,697,517
$12.03	$13.73	$7.38	$4.90	$6.93

$161,421,487	$86,921,986	$4,129,624	$499,655	$7,033,717
13,212,593	6,233,239	553,676	100,052	1,014,812
$12.22	$13.94	$7.46	$4.99	$6.93

$364,961,210	$263,305,226	$21,869,136	$13,905,228	$93,252,943
29,644,466	18,629,677	2,918,132	2,761,734	13,430,518
$12.31	$14.13	$7.49	$5.03	$6.94

$2,116,569	$514,586	$158,665	$-	$70,398
184,666	39,466	22,530	-	10,221
$11.46	$13.04	$7.04	$-	$6.89

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

		MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund
Assets:
	Investments, at value - unaffiliated issuers (Note 2) (a)	$562,654,463	$-
	Investments, at value - affiliated issuers (Note 2) (b)	-	106,014,573
	Short-term investments, at value (Note 2) (c)	6,891,852	-
	Total investments	569,546,315	106,014,573
	Foreign currency, at value (d)	406,918	-
	Receivables from:
	Investments sold	751,241	-
	Open forward foreign currency contracts (Note 2)	1,641,601	-
	Investment adviser (Note 3)	18,563	-
	Fund shares sold	389,752	65,808
	Interest and dividends	416,248	-
	Variation margin on open futures contracts (Note 2)	355,890	-
	Foreign taxes withheld	2,070,833	-
	Total assets	575,597,361	106,080,381
Liabilities:
	Payables for:
	Investments purchased	760,484	63,296
	Open forward foreign currency contracts (Note 2)	1,109,322	-
	Fund shares repurchased	1,528,117	-
	Trustees' fees and expenses (Note 3)	121,150	29,346
	Affiliates (Note 3):
	Investment management fees	484,891	4,496
	Administration fees	62,770	9,991
	Service fees	41,079	22,150
	Distribution fees	598	67
	Due to custodian	39	-
	Accrued expense and other liabilities	117,348	33,108
	Total liabilities	4,225,798	162,454
	Net assets	$571,371,563	$105,917,927
Net assets consist of:
	Paid-in capital	$699,569,303	$141,296,145
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	6,639,437	2,756,683
	Accumulated net realized gain (loss) on investments and foreign currency transactions	(160,592,605)	(47,417,937)
	Net unrealized appreciation (depreciation) on investments and foreign currency translations	25,755,428	9,283,036
	Net assets	$571,371,563	$105,917,927

(a)	Cost of investments - unaffiliated issuers:	$537,585,556	$-
(b)	Cost of investments - affiliated issuers:	$-	$96,731,537
(c)	Cost of short-term investments:	$6,891,852	$-
(d)	Cost of foreign currency:	$400,102	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund

$-	$-	$-	$-	$-
120,982,769	373,800,087	295,001,120	172,139,091	17,401,076
-	-	-	-	-
120,982,769	373,800,087	295,001,120	172,139,091	17,401,076
-	-	-	-	-

85,432	928,294	650,439	832,691	-
-	-	-	-	-
-	-	-	-	5,231
191,934	363,962	550,283	265,970	60,962
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
121,260,135	375,092,343	296,201,842	173,237,752	17,467,269

-	-	-	-	58,534
-	-	-	-	-
274,730	1,289,832	1,198,295	1,096,234	-
24,821	72,763	54,879	32,131	1,483

5,124	15,745	12,431	7,253	712
9,506	37,456	29,092	15,171	605
22,749	59,137	45,930	25,825	967
371	377	234	155	51
-	-	-	-	-
33,350	36,629	35,289	33,554	51,163
370,651	1,511,939	1,376,150	1,210,323	113,515
$120,889,484	$373,580,404	$294,825,692	$172,027,429	$17,353,754

$166,162,300	$515,264,345	$412,540,427	$241,055,566	$18,459,757
2,692,349	6,035,477	3,775,324	1,851,759	(804)
(53,878,444)	(138,847,015)	(112,465,565)	(72,077,007)	(3,692,100)
5,913,279	(8,872,403)	(9,024,494)	1,197,111	2,586,901
$120,889,484	$373,580,404	$294,825,692	$172,027,429	$17,353,754

$-	$-	$-	$-	$-
$115,069,490	$382,672,490	$304,025,614	$170,941,980	$14,814,175
$-	$-	$-	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
December 31, 2009

	MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund
Class A shares:
Net assets	$63,978,721	$34,104,353
Shares outstanding (a)	9,680,828	3,728,584
Net asset value and redemption price per share	$6.61	$9.15
Offering price per share (100/[100-maximum sales charge] of net asset value)	$7.01	$9.71
Class L shares:
Net assets	$151,443,223	$38,375,269
Shares outstanding (a)	22,744,880	4,162,092
Net asset value, offering price and redemption price per share	$6.66	$9.22
Class Y shares:
Net assets	$97,911,636	$18,370,385
Shares outstanding (a)	14,639,903	1,989,918
Net asset value, offering price and redemption price per share	$6.69	$9.23
Class S shares:
Net assets	$257,074,781	$14,963,301
Shares outstanding (a)	38,271,270	1,623,359
Net asset value, offering price and redemption price per share	$6.72	$9.22
Class N shares:
Net assets	$963,202	$104,619
Shares outstanding (a)	148,729	11,417
Net asset value, offering price and redemption price per share	$6.48	$9.16

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund

$35,656,720	$94,170,101	$71,660,509	$40,897,685	$1,506,574
3,882,164	10,864,953	8,347,526	4,773,333	195,936
$9.18	$8.67	$8.58	$8.57	$7.69
$9.74	$9.20	$9.10	$9.09	$8.16

$13,709,784	$114,639,664	$91,973,793	$56,484,527	$1,289,864
1,483,926	13,124,067	10,623,790	6,534,582	167,729
$9.24	$8.74	$8.66	$8.64	$7.69

$27,125,526	$63,845,487	$54,828,052	$24,096,421	$3,034,822
2,932,386	7,314,551	6,339,514	2,788,381	394,557
$9.25	$8.73	$8.65	$8.64	$7.69

$43,843,964	$100,370,677	$75,976,582	$50,291,649	$11,441,513
4,734,734	11,479,624	8,768,083	5,811,872	1,487,264
$9.26	$8.74	$8.67	$8.65	$7.69

$553,490	$554,475	$386,756	$257,147	$80,981
60,320	64,174	45,096	29,993	10,508
$9.18	$8.64	$8.58	$8.57	$7.71

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MassMutual Select Strategic Bond Fund	MassMutual Select Strategic Balanced Fund
Investment income (Note 2):
	Dividends (a)	$54,887	$1,252,889
	Interest	12,427,353	2,080,304
	Total investment income	12,482,240	3,333,193
Expenses (Note 3):
	Investment management fees	1,122,239	522,559
	Custody fees	35,093	98,657
	Audit fees	40,105	41,352
	Legal fees	4,169	1,724
	Proxy fees	902	2,377
	Shareholder reporting fees	9,662	5,610
	Trustees' fees	29,316	12,778
		1,241,486	685,057
	Administration fees:
	Class A	158,783	31,774
	Class L	67,516	114,485
	Class Y	53,009	47,087
	Class S	29,885	19,436
	Class N	2,234	1,728
	Class Z	-	-
	Distribution fees:
	Class N	1,862	1,146
	Service fees:
	Class A	158,783	24,292
	Class N	1,862	1,146
	Total expenses	1,715,420	926,151
	Expenses waived (Note 3):
	Class A fees waived by advisor	-	-
	Class L fees waived by advisor	-	-
	Class Y fees waived by advisor	-	-
	Class S fees waived by advisor	-	-
	Class N fees waived by advisor	-	-
	Class A administrative fees waived	-	-
	Class L administrative fees waived	-	-
	Class N administrative fees waived	-	-
	Net expenses	1,715,420	926,151
	Net investment income (loss)	10,766,820	2,407,042
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(8,006,755)	(2,235,616)
	Redemptions in-kind	-	-
	Futures contracts	2,694,552	340,460
	Written options	844,578	174,863
	Swap agreements	(2,788,496)	1,292,399
	Foreign currency transactions	(109,599)	114,035
	Net realized gain (loss)	(7,365,720)	(313,859)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	26,693,972	21,253,114
	Futures contracts	(858,327)	(143,696)
	Written options	176,801	26,657
	Swap agreements	5,061,056	(1,019,599)
	Translation of assets and liabilities in foreign currencies	49,815	51,640
	Net change in unrealized appreciation (depreciation)	31,123,317	20,168,116
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	23,757,597	19,854,257
	Net increase (decrease) in net assets resulting from operations	$34,524,417	$22,261,299

(a)	Net of withholding tax of:	$-	$53,041

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Value Equity Fund	MassMutual Select Large Cap Value Fund	MassMutual Select Indexed Equity Fund	MassMutual Select Core Opportunities Fund

$8,693,270	$20,774,158	$857,464	$10,815,872	$34,202,115	$641,078
1,582	5,817	60	633,435	17,752	325
8,694,852	20,779,975	857,524	11,449,307	34,219,867	641,403

1,533,610	5,434,624	242,553	4,363,102	1,477,835	225,124
30,657	70,497	19,159	109,025	141,874	10,355
30,372	30,288	30,736	30,702	31,741	31,640
6,135	17,456	659	13,224	29,982	648
1,016	1,102	1,702	1,302	957	1,702
13,447	30,849	3,629	25,593	53,320	3,410
44,385	116,631	5,260	98,403	209,319	4,685
1,659,622	5,701,447	303,698	4,641,351	1,945,028	277,564

141,106	613,276	27,372	589,754	960,963	55,723
109,647	469,672	5,817	341,998	971,216	19,382
62,419	156,445	2,507	115,665	846,743	8,167
104,981	481,615	16,252	267,560	1,115,281	796
2,154	7,558	262	2,581	14,549	311
-	-	-	-	379,059	-

1,462	5,207	200	1,723	6,867	222

114,423	489,993	24,571	454,496	500,815	46,435
1,462	5,207	200	1,723	6,867	222
2,197,276	7,930,420	380,879	6,416,851	6,747,388	408,822

-	-	-	-	-	(3,857)
-	-	-	-	-	(1,430)
-	-	-	-	-	(1,105)
-	-	-	-	-	(148)
-	-	-	-	-	(17)
-	-	-	-	(400,652)	-
-	-	-	-	(404,926)	-
-	-	-	-	(5,493)	-
2,197,276	7,930,420	380,879	6,416,851	5,936,317	402,265
6,497,576	12,849,555	476,645	5,032,456	28,283,550	239,138

(113,532,970)	(84,350,024)	(7,888,322)	(102,482,555)	(38,983,979)	(3,928,967)
-	-	-	-	(9,922,124)	-
-	-	-	-	9,627,827	-
-	-	-	-	-	-
-	-	-	-	-	-
(14)	-	-	(9,493)	-	-
(113,532,984)	(84,350,024)	(7,888,322)	(102,492,048)	(39,278,276)	(3,928,967)

165,881,873	264,115,815	13,755,573	282,249,564	375,938,436	11,830,652
-	-	-	-	(895,907)	-
-	-	-	-	-	-
-	-	-	-	-	-
63	-	-	5,083	-	-
165,881,936	264,115,815	13,755,573	282,254,647	375,042,529	11,830,652
52,348,952	179,765,791	5,867,251	179,762,599	335,764,253	7,901,685
$58,846,528	$192,615,346	$6,343,896	$184,795,055	$364,047,803	$8,140,823

$70,736	$148,744	$-	$152,345	$-	$2,272

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MassMutual Select Blue Chip Growth Fund	MassMutual Select Large Cap Growth Fund
Investment income (Note 2):
	Dividends (a)	$4,715,906	$727,156
	Interest	30,755	297
	Total investment income	4,746,661	727,453
Expenses (Note 3):
	Investment management fees	3,237,048	346,782
	Custody fees	58,055	22,505
	Audit fees	32,361	30,216
	Legal fees	10,345	1,171
	Proxy fees	941	1,016
	Shareholder reporting fees	22,507	5,544
	Trustees' fees	70,539	6,597
		3,431,796	413,831
	Administration fees:
	Class A	232,313	12,400
	Class L	1,014,389	15,739
	Class Y	100,125	20,535
	Class S	249,526	57,432
	Class N	3,128	4
	Distribution fees:
	Class N	1,706	2
	Service fees:
	Class A	142,174	8,784
	Class N	1,706	2
	Total expenses	5,176,863	528,729
	Expenses waived (Note 3):
	Class A fees waived by advisor	(89,625)	-
	Class L fees waived by advisor	(292,033)	-
	Class Y fees waived by advisor	(54,700)	-
	Class S fees waived by advisor	(137,924)	-
	Class N fees waived by advisor	(939)	-
	Net expenses	4,601,642	528,729
	Net investment income (loss)	145,019	198,724
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(53,754,793)	(3,323,103)
	Futures contracts	-	-
	Foreign currency transactions	(1,379)	-
	Net realized gain (loss)	(53,756,172)	(3,323,103)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	234,211,724	17,625,328
	Futures contracts	-	-
	Translation of assets and liabilities in foreign currencies	(27,148)	-
	Net change in unrealized appreciation (depreciation)	234,184,576	17,625,328
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	180,428,404	14,302,225
	Net increase (decrease) in net assets resulting from operations	$180,573,423	$14,500,949

(a)	Net of withholding tax of:	$38,322	$15,178

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund	MassMutual Select NASDAQ-100 Fund	MassMutual Select Focused Value Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund

$1,929,544	$291,557	$7,865,845	$2,029,344	$1,647,836
1,855	665	6,915	848	79
1,931,399	292,222	7,872,760	2,030,192	1,647,915

1,964,268	57,846	3,207,228	693,964	634,855
36,462	26,851	40,278	26,650	15,906
30,743	31,645	30,758	30,737	36,948
5,535	803	9,423	1,980	1,642
1,702	957	1,314	1,177	1,177
11,650	3,528	17,352	6,724	5,240
38,373	5,279	64,756	14,385	12,274
2,088,733	126,909	3,371,109	775,617	708,042

178,032	97,476	433,899	13,471	20,824
214,837	36,865	274,768	95,542	65,368
37,419	10,748	102,585	1,570	6,364
128,075	54,363	164,746	30,859	25,758
329	1,775	7,940	124	552

208	658	5,164	89	394

129,233	39,028	324,386	11,226	17,353
208	658	5,164	89	394
2,777,074	368,480	4,689,761	928,587	845,049

-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
2,777,074	368,480	4,689,761	928,587	845,049
(845,675)	(76,258)	3,182,999	1,101,605	802,866

(39,819,372)	(36,381)	(61,590,804)	(35,370,592)	(29,515,142)
-	489,943	-	-	544,784
-	-	-	20	-
(39,819,372)	453,562	(61,590,804)	(35,370,572)	(28,970,358)

162,287,248	16,282,301	285,099,937	61,037,997	44,971,299
-	3,053	-	-	(238,516)
-	-	-	-	-
162,287,248	16,285,354	285,099,937	61,037,997	44,732,783
122,467,876	16,738,916	223,509,133	25,667,425	15,762,425
$121,622,201	$16,662,658	$226,692,132	$26,769,030	$16,565,291

$23,706	$3,578	$-	$1,430	$250

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MassMutual Select Small Company Value Fund	MassMutual Select Mid Cap Growth Equity Fund
Investment income (Note 2):
	Dividends (a)	$6,653,694	$506,914
	Interest	4,881	249
	Total investment income	6,658,575	507,163
Expenses (Note 3):
	Investment management fees	3,345,163	491,178
	Custody fees	47,126	33,093
	Audit fees	30,229	30,733
	Legal fees	7,915	1,395
	Proxy fees	2,016	1,377
	Shareholder reporting fees	16,811	4,777
	Trustees' fees	55,694	10,397
		3,504,954	572,950
	Administration fees:
	Class A	292,444	35,011
	Class L	169,786	52,671
	Class Y	143,037	4,847
	Class S	330,452	33,578
	Class N	5,621	719
	Distribution fees:
	Class N	3,434	503
	Service fees:
	Class A	203,482	28,464
	Class N	3,434	503
	Total expenses	4,656,644	729,246
	Fees waived by advisor (Note 3):
	Class A fees waived by advisor	-	-
	Class L fees waived by advisor	-	-
	Class Y fees waived by advisor	-	-
	Class S fees waived by advisor	-	-
	Class N fees waived by advisor	-	-
	Net expenses	4,656,644	729,246
	Net investment income (loss)	2,001,931	(222,083)
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(28,747,381)	(9,126,074)
	Futures contracts	-	-
	Foreign currency transactions	(2,015)	(6,299)
	Net realized gain (loss)	(28,749,396)	(9,132,373)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	126,796,920	32,807,263
	Futures contracts	-	-
	Translation of assets and liabilities in foreign currencies	-	(414)
	Net change in unrealized appreciation (depreciation)	126,796,920	32,806,849
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	98,047,524	23,674,476
	Net increase (decrease) in net assets resulting from operations	$100,049,455	$23,452,393

(a)	Net of withholding tax of:	$7,113	$3,305

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund	MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Emerging Growth Fund	MassMutual Select Diversified International Fund

$5,882,664	$1,901,987	$444,924	$107,673	$4,653,907
31,022	3,063	297	288	1,450
5,913,686	1,905,050	445,221	107,961	4,655,357

7,256,982	3,311,461	438,324	274,356	1,326,785
106,538	79,321	35,938	10,934	154,947
30,811	31,358	30,194	30,732	31,034
20,081	8,088	1,020	665	2,978
941	1,239	2,777	1,577	1,016
34,212	15,703	4,578	3,939	7,486
134,726	56,969	7,661	5,390	21,062
7,584,291	3,504,139	520,492	327,593	1,545,308

816,879	263,094	42,172	19,968	112,524
976,172	220,057	32,193	46,537	85,879
219,916	184,847	20,419	934	9,410
242,330	250,363	31,614	12,012	37,478
6,176	1,884	557	394	201

4,124	1,029	349	256	144

629,531	161,408	30,199	14,928	93,769
4,124	1,029	349	256	144
10,483,543	4,587,850	678,344	422,878	1,884,857

-	-	-	-	(66,764)
-	-	-	-	(51,037)
-	-	-	-	(6,793)
-	-	-	-	(81,192)
-	-	-	-	(103)
10,483,543	4,587,850	678,344	422,878	1,678,968
(4,569,857)	(2,682,800)	(233,123)	(314,917)	2,976,389

(110,200,228)	(11,517,685)	(4,166,859)	(6,825,566)	(48,597,887)
-	-	-	-	(2,332,201)
10,289	(33,492)	-	-	(2,046,428)
(110,189,939)	(11,551,177)	(4,166,859)	(6,825,566)	(52,976,516)

476,466,851	152,849,718	18,820,624	11,587,703	105,946,020
-	-	-	-	68,945
1,015	11,413	-	-	280,863
476,467,866	152,861,131	18,820,624	11,587,703	106,295,828
366,277,927	141,309,954	14,653,765	4,762,137	53,319,312
$361,708,070	$138,627,154	$14,420,642	$4,447,220	$56,295,701

$44,927	$17,354	$1,327	$-	$638,723

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended December 31, 2009

		MassMutual Select Overseas Fund	MassMutual Select Destination Retirement Income Fund
Investment income (Note 2):
	Dividends - unaffiliated issuers (a)	$12,666,055	$-
	Dividends - affiliated issuers (Note 7)	-	2,709,832
	Interest	2,755	5,805
	Total investment income	12,668,810	2,715,637
Expenses (Note 3):
	Investment management fees	4,901,348	58,246
	Custody fees	473,335	32,965
	Audit fees	32,205	28,206
	Legal fees	12,981	3,072
	Proxy fees	1,429	702
	Shareholder reporting fees	19,979	6,852
	Trustees' fees	70,371	17,883
		5,511,648	147,926
	Administration fees:
	Class A	128,511	52,163
	Class L	336,670	61,810
	Class Y	75,568	9,992
	Class S	96,899	3,302
	Class N	2,504	187
	Distribution fees:
	Class N	2,127	239
	Service fees:
	Class A	131,510	89,382
	Class N	2,127	239
	Total expenses	6,287,564	365,240
	Expenses waived (Note 3):
	Class A fees waived by advisor	-	-
	Class L fees waived by advisor	-	-
	Class Y fees waived by advisor	-	-
	Class S fees waived by advisor	-	-
	Class N fees waived by advisor	-	-
	Class A administrative fees waived	(52,604)	-
	Class L administrative fees waived	(137,810)	-
	Class N administrative fees waived	(851)	-
	Net expenses	6,096,299	365,240
	Net investment income (loss)	6,572,511	2,350,397
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions - unaffiliated issuers	(98,921,517)	-
	Investment transactions - affiliated issuers	-	(36,683,918)
	Futures contracts	362,312	-
	Realized gain distributions from affiliated issuers (Note 7)	-	430,239
	Swap contracts	-	-
	Foreign currency transactions	2,486,433	-
	Net realized gain (loss)	(96,072,772)	(36,253,679)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	262,086,002	52,519,022
	Futures contracts	17,593	-
	Translation of assets and liabilities in foreign currencies	1,031,436	-
	Net change in unrealized appreciation (depreciation)	263,135,031	52,519,022
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	167,062,259	16,265,343
	Net increase (decrease) in net assets resulting from operations	$173,634,770	$18,615,740

(a)	Net of withholding tax of:	$1,562,390	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund	MassMutual Select Destination Retirement 2020 Fund	MassMutual Select Destination Retirement 2030 Fund	MassMutual Select Destination Retirement 2040 Fund	MassMutual Select Destination Retirement 2050 Fund

$-	$-	$-	$-	$-
2,484,597	5,009,208	2,786,286	1,379,987	126,309
1,749	-	-	-	-
2,486,346	5,009,208	2,786,286	1,379,987	126,309

61,360	173,665	134,370	80,995	6,625
33,240	31,671	31,592	31,793	31,746
28,209	28,205	28,214	28,221	30,624
3,318	9,273	7,152	4,323	350
702	702	702	702	702
7,043	15,080	12,113	8,228	2,715
18,448	50,953	39,032	23,345	1,745
152,320	309,549	253,175	177,607	74,507

59,032	149,985	116,078	60,268	1,904
28,925	202,381	159,578	97,479	1,306
20,326	47,871	37,381	16,175	1,340
8,061	21,468	13,596	4,399	894
1,161	1,200	737	400	141

1,322	1,329	825	472	168

87,016	213,289	167,452	93,237	2,975
1,322	1,329	825	472	168
359,485	948,401	749,647	450,509	83,403

-	-	-	-	(5,620)
-	-	-	-	(3,856)
-	-	-	-	(10,545)
-	-	-	-	(42,241)
-	-	-	-	(317)
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
359,485	948,401	749,647	450,509	20,824
2,126,861	4,060,807	2,036,639	929,478	105,485

-	-	-	-	-
(38,548,938)	(100,818,067)	(88,617,051)	(54,869,275)	(3,161,849)
-	-	-	-	-
582,784	2,038,608	1,786,655	953,965	80,420
-	-	-	-	-
-	-	-	-	-
(37,966,154)	(98,779,459)	(86,830,396)	(53,915,310)	(3,081,429)

61,995,247	187,315,955	163,650,220	102,327,051	7,362,716
-	-	-	-	-
-	-	-	-	-
61,995,247	187,315,955	163,650,220	102,327,051	7,362,716
24,029,093	88,536,496	76,819,824	48,411,741	4,281,287
$26,155,954	$92,597,303	$78,856,463	$49,341,219	$4,386,772

$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Strategic Bond Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,766,820	$16,256,829
Net realized gain (loss) on investment transactions	(7,365,720)	6,739,185
Net change in unrealized appreciation (depreciation) on investments	31,123,317	(45,388,258)
Net increase (decrease) in net assets resulting from operations	34,524,417	(22,392,244)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(5,101,994)	(3,761,647)
Class L	(3,030,708)	(1,218,713)
Class Y	(4,609,586)	(3,758,898)
Class S	(4,402,978)	(3,210,891)
Class N	(61,218)	(36,545)
Total distributions from net investment income	(17,206,484)	(11,986,694)
From net realized gains:
Class A	-	(1,955,742)
Class L	-	(593,998)
Class Y	-	(1,880,600)
Class S	-	(1,478,862)
Class N	-	(21,248)
Total distributions from net realized gains	-	(5,930,450)
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(10,984,563)	(1,044,889)
Class L	13,889,812	(4,524,564)
Class Y	(10,626,583)	(73,215,657)
Class S	(9,738,271)	(42,225,239)
Class N	2,501	(2,671,597)
Increase (decrease) in net assets from fund share transactions	(17,457,104)	(123,681,946)
Total increase (decrease) in net assets	(139,171)	(163,991,334)
Net assets
Beginning of year	205,940,094	369,931,428
End of year	$205,800,923	$205,940,094
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(198,132)	$6,046,103

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund		MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$2,407,042	$4,778,821	$6,497,576	$11,740,353	$12,849,555	$17,487,869
(313,859)	(13,192,435)	(113,532,984)	(40,638,475)	(84,350,024)	(44,281,919)
20,168,116	(31,342,686)	165,881,936	(205,032,536)	264,115,815	(372,449,555)
22,261,299	(39,756,300)	58,846,528	(233,930,658)	192,615,346	(399,243,605)

(184,404)	(817,749)	(612,374)	(1,733,758)	(4,253)	(3,514,518)
(895,214)	(2,691,317)	(663,472)	(1,642,398)	(3,449)	(3,209,689)
(655,837)	(1,883,958)	(522,254)	(2,091,754)	(2,256)	(2,301,995)
(527,764)	(727,050)	(3,563,283)	(6,229,433)	(9,022)	(8,525,474)
(10,175)	(24,074)	(5,157)	(16,686)	(48)	(36,488)
(2,273,394)	(6,144,148)	(5,366,540)	(11,714,029)	(19,028)	(17,588,164)

-	(67,527)	-	(203,633)	-	(3,010,848)
-	(207,743)	-	(166,620)	-	(2,763,764)
-	(152,243)	-	(197,307)	-	(1,279,915)
-	(44,475)	-	(554,927)	-	(5,945,531)
-	(1,975)	-	(2,135)	-	(30,507)
-	(473,963)	-	(1,124,622)	-	(13,030,565)

-	(7,754)	-	(8,282)	-	-
-	(25,522)	-	(7,846)	-	-
-	(17,862)	-	(9,995)	-	-
-	(6,892)	-	(29,760)	-	-
-	(227)	-	(78)	-	-
-	(58,257)	-	(55,961)	-	-

(6,712,052)	(7,396,111)	(14,292,906)	(11,385,658)	19,958,775	(6,652,262)
(12,441,966)	(17,095,068)	(9,080,612)	(6,988,358)	(7,274,458)	(35,756,356)
(9,680,790)	(34,884,670)	(27,088,719)	(31,540,830)	17,139,342	2,948,091
(10,565,770)	(13,043,285)	11,964,407	(42,544,557)	(2,824,204)	(8,767,876)
(7,931)	(286,312)	(162,319)	(1,316,468)	(105,405)	263,050
(39,408,509)	(72,705,446)	(38,660,149)	(93,775,871)	26,894,050	(47,965,353)
(19,420,604)	(119,138,114)	14,819,839	(340,601,141)	219,490,368	(477,827,687)

95,819,129	214,957,243	305,701,974	646,303,115	769,420,225	1,247,247,912
$76,398,525	$95,819,129	$320,521,813	$305,701,974	$988,910,593	$769,420,225
$24,605	$(960,489)	$1,092,238	$(38,784)	$12,749,109	$(75,626)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Value Equity Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$476,645	$1,024,550
Net realized gain (loss) on investment transactions	(7,888,322)	(18,876,941)
Net change in unrealized appreciation (depreciation) on investments	13,755,573	(11,579,470)
Net increase (decrease) in net assets resulting from operations	6,343,896	(29,431,861)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(180,700)
Class L	-	(143,169)
Class Y	-	(48,691)
Class S	-	(652,450)
Class N	-	(1,205)
Class Z	-	-
Total distributions from net investment income	-	(1,026,215)
From net realized gains:
Class A	-	(170,025)
Class L	-	(131,401)
Class Y	-	(31,216)
Class S	-	(468,863)
Class N	-	(1,392)
Class Z	-	-
Total distributions from net realized gains	-	(802,897)
Tax return of capital:
Class A	-	(188)
Class L	-	(149)
Class Y	-	(51)
Class S	-	(679)
Class N	-	(1)
Total tax return of capital	-	(1,068)
Net fund share transactions (Note 5):
Class A	(809,749)	(2,888,148)
Class L	(6,207,121)	38,233
Class Y	275,874	283,884
Class S	(11,994,408)	(4,045,333)
Class N	(42)	(459)
Class Z	-	-
Increase (decrease) in net assets from fund share transactions	(18,735,446)	(6,611,823)
Total increase (decrease) in net assets	(12,391,550)	(37,873,864)
Net assets
Beginning of year	45,175,014	83,048,878
End of year	$32,783,464	$45,175,014
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$468,258	$(8,387)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund		MassMutual Select Indexed Equity Fund		MassMutual Select Core Opportunities Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$5,032,456	$9,126,436	$28,283,550	$36,987,036	$239,138	$388,355
(102,492,048)	6,420,464	(39,278,276)	(40,571,147)	(3,928,967)	(13,533,227)
282,254,647	(520,373,153)	375,042,529	(846,497,538)	11,830,652	(8,257,552)
184,795,055	(504,826,253)	364,047,803	(850,081,649)	8,140,823	(21,402,424)

(619,068)	(1,634,481)	(2,569,719)	(4,188,534)	-	(185,350)
(721,196)	(1,535,617)	(1,739,411)	(5,198,579)	-	(86,127)
(660,372)	(849,726)	(3,762,581)	(6,337,250)	-	(75,726)
(3,216,764)	(5,147,664)	(5,252,298)	(9,320,497)	-	(17,451)
(2,341)	(3,971)	(25,326)	(45,972)	-	(38)
-	-	(7,456,171)	(11,484,822)	-	-
(5,219,741)	(9,171,459)	(20,805,506)	(36,575,654)	-	(364,692)

-	(6,231,839)	-	(940,984)	-	(397,962)
-	(3,999,085)	-	(1,121,359)	-	(156,005)
-	(1,988,899)	-	(1,280,996)	-	(121,296)
-	(10,944,751)	-	(2,040,174)	-	(182,868)
-	(17,701)	-	(13,612)	-	(3,421)
-	-	-	(1,956,585)	-	-
-	(23,182,275)	-	(7,353,710)	-	(861,552)

-	(91,549)	-	-	-	(14,335)
-	(86,001)	-	-	-	(6,661)
-	(47,624)	-	-	-	(5,855)
-	(288,365)	-	-	-	(1,348)
-	(205)	-	-	-	(3)
-	(513,744)	-	-	-	(28,202)

(69,716,215)	(43,856,054)	11,283,597	(13,636,235)	(1,125,176)	2,675,742
(36,069,665)	(19,462,818)	(90,330,006)	(18,152,221)	(3,238,357)	1,515,014
2,740,990	(27,966,941)	(3,175,769)	(20,189,046)	50,270	786,307
(54,887,797)	(66,963,142)	(26,534,609)	(96,588,940)	319,502	(5,705,791)
151,465	370,003	(24,611)	(997,594)	7,887	23,010
-	-	20,111,169	100,238,120	-	-
(157,781,222)	(157,878,952)	(88,670,229)	(49,325,916)	(3,985,874)	(705,718)
21,794,092	(695,572,683)	254,572,068	(943,336,929)	4,154,949	(23,362,588)

709,586,490	1,405,159,173	1,408,944,375	2,352,281,304	30,891,359	54,253,947
$731,380,582	$709,586,490	$1,663,516,443	$1,408,944,375	$35,046,308	$30,891,359
$(479,976)	$(283,198)	$7,565,392	$135,629	$236,058	$(3,080)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$145,019	$524,193
Net realized gain (loss) on investment transactions	(53,756,172)	(91,613,180)
Net change in unrealized appreciation (depreciation) on investments	234,184,576	(239,126,036)
Net increase (decrease) in net assets resulting from operations	180,573,423	(330,215,023)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(11,389)	(10,978)
Class L	(48,500)	(54,411)
Class Y	(7,854)	(39,475)
Class S	(31,519)	(288,029)
Class N	(138)	(282)
Total distributions from net investment income	(99,400)	(393,175)
From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Class Y	-	-
Class S	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(481,765)	(11,685,204)
Class L	(31,102,310)	(51,798,745)
Class Y	947,341	(11,082,711)
Class S	(23,383,876)	5,967,719
Class N	(40,852)	(1,515,678)
Increase (decrease) in net assets from fund share transactions	(54,061,462)	(70,114,619)
Total increase (decrease) in net assets	126,412,561	(400,722,817)
Net assets
Beginning of year	436,408,908	837,131,725
End of year	$562,821,469	$436,408,908
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$72,956	$28,716

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund		MassMutual Select Aggressive Growth Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$198,724	$22,889	$(845,675)	$(2,035,428)
(3,323,103)	(4,825,568)	(39,819,372)	1,539,960
17,625,328	(12,284,054)	162,287,248	(223,269,661)
14,500,949	(17,086,733)	121,622,201	(223,765,129)

-	-	-	-
(33,419)	-	-	-
(19,291)	(11,189)	-	-
(119,997)	(12,728)	-	-
-	-	-	-
(172,707)	(23,917)	-	-

-	-	(8,293)	(2,380,276)
-	-	(9,113)	(3,142,109)
-	-	(2,859)	(865,552)
-	-	(21,130)	(5,648,981)
-	-	(12)	(4,428)
-	-	(41,407)	(12,041,346)

-	(27,013)	-	-
-	(30,732)	-	-
-	(57,745)	-	-

(677,978)	(807,451)	(7,318,309)	(35,140,475)
13,634,621	(883,992)	(28,124,690)	(15,197,177)
691,197	945,362	(3,225,946)	(14,290,294)
33,459,515	(4,759,153)	(8,887,695)	(59,623,085)
-	-	(28,614)	(722,836)
47,107,355	(5,505,234)	(47,585,254)	(124,973,867)
61,435,597	(22,673,629)	73,995,540	(360,780,342)

22,761,789	45,435,418	235,630,651	596,410,993
$84,197,386	$22,761,789	$309,626,191	$235,630,651
$25,217	$(3,728)	$(64,724)	$(44,928)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select NASDAQ-100 Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(76,258)	$(143,333)
Net realized gain (loss) on investment transactions	453,562	(994,265)
Net change in unrealized appreciation (depreciation) on investments	16,285,354	(21,553,777)
Net increase (decrease) in net assets resulting from operations	16,662,658	(22,691,375)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net investment income	-	-
From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(793,505)	(643,310)
Class L	(296,276)	(2,316,629)
Class Y	(130,216)	165,790
Class S	3,193,793	(2,627,098)
Class N	82,735	(268,296)
Increase (decrease) in net assets from fund share transactions	2,056,531	(5,689,543)
Total increase (decrease) in net assets	18,719,189	(28,380,918)
Net assets
Beginning of year	29,692,625	58,073,543
End of year	$48,411,814	$29,692,625
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,462	$11,396

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund		MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$3,182,999	$6,807,764	$1,101,605	$1,482,868	$802,866	$1,920,419
(61,590,804)	(33,899,419)	(35,370,572)	(41,908,996)	(28,970,358)	(26,887,573)
285,099,937	(292,608,067)	61,037,997	(17,577,859)	44,732,783	(21,117,815)
226,692,132	(319,699,722)	26,769,030	(58,003,987)	16,565,291	(46,084,969)

-	(1,487,151)	(36,498)	(52,923)	(37,442)	(103,466)
-	(1,280,737)	(275,609)	(490,432)	(175,010)	(427,587)
-	(1,074,736)	(2,976)	(36,547)	(36,716)	(85,461)
-	(2,965,234)	(672,224)	(1,123,468)	(560,977)	(1,133,557)
-	(16,099)	(155)	(321)	-	(1,745)
-	(6,823,957)	(987,462)	(1,703,691)	(810,145)	(1,751,816)

-	(6,750,380)	-	(369)	-	(4,516)
-	(4,833,461)	-	(2,584)	-	(12,545)
-	(3,705,558)	-	(137)	-	(2,809)
-	(9,345,262)	-	(5,542)	-	(32,436)
-	(95,122)	-	(2)	-	(131)
-	(24,729,783)	-	(8,634)	-	(52,437)

-	(494)	-	(8,604)	-	(3,559)
-	(426)	-	(79,646)	-	(14,702)
-	(357)	-	(5,948)	-	(2,939)
-	(986)	-	(182,392)	-	(38,968)
-	(6)	-	(55)	-	(60)
-	(2,269)	-	(276,645)	-	(60,228)

(7,752,853)	(22,685,536)	458,459	(2,204,407)	(1,277,489)	(3,283,378)
(11,641,213)	(22,437,254)	(3,464,214)	(23,121,396)	(4,165,855)	(5,820,867)
(18,109,875)	(22,243,260)	(1,628,853)	1,880,644	(938,763)	(2,132,817)
24,065,826	(71,644,270)	(5,937,886)	(24,613,002)	(3,338,190)	(4,877,969)
62,249	109,345	4,919	7,778	(201,896)	10,500
(13,375,866)	(138,900,975)	(10,567,575)	(48,050,383)	(9,922,193)	(16,104,531)
213,316,266	(490,156,706)	15,213,993	(108,043,340)	5,832,953	(64,053,981)

377,065,526	867,222,232	99,994,380	208,037,720	93,536,457	157,590,438
$590,381,792	$377,065,526	$115,208,373	$99,994,380	$99,369,410	$93,536,457
$3,109,455	$(73,544)	$101,822	$393,827	$6,758	$33,538

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,001,931	$2,292,241
Net realized gain (loss) on investment transactions	(28,749,396)	3,402,286
Net change in unrealized appreciation (depreciation) on investments	126,796,920	(159,566,486)
Net increase (decrease) in net assets resulting from operations	100,049,455	(153,871,959)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(268,904)	-
Class L	(261,165)	-
Class Y	(465,514)	(164,202)
Class S	(1,491,055)	(491,096)
Class N	(844)	-
Total distributions from net investment income	(2,487,482)	(655,298)
From net realized gains:
Class A	-	(3,793,183)
Class L	-	(2,233,092)
Class Y	-	(3,218,742)
Class S	-	(7,993,341)
Class N	-	(52,576)
Total distributions from net realized gains	-	(17,290,934)
Net fund share transactions (Note 5):
Class A	(11,700,254)	(10,339,544)
Class L	(5,354,358)	(35,965,677)
Class Y	(10,840,362)	4,401,955
Class S	(4,803,780)	25,061,462
Class N	111,898	(53,221)
Increase (decrease) in net assets from fund share transactions	(32,586,856)	(16,895,025)
Total increase (decrease) in net assets	64,975,117	(188,713,216)
Net assets
Beginning of year	391,975,718	580,688,934
End of year	$456,950,835	$391,975,718
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$919,882	$2,077,357

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund		MassMutual Select Mid Cap Growth Equity II Fund		MassMutual Select Small Cap Growth Equity Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$(222,083)	$(417,603)	$(4,569,857)	$(4,988,204)	$(2,682,800)	$(269,574)
(9,132,373)	(40,003,355)	(110,189,939)	(9,596,437)	(11,551,177)	(39,393,349)
32,806,849	(27,474,834)	476,467,866	(579,877,441)	152,861,131	(219,901,985)
23,452,393	(67,895,792)	361,708,070	(594,462,082)	138,627,154	(259,564,908)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	(18,023)	-	-	-
-	-	-	-	-	-
-	-	(18,023)	-	-	-

-	-	-	(15,215,362)	-	-
-	-	-	(19,426,586)	-	-
-	-	-	(7,407,748)	-	-
-	-	-	(15,732,764)	-	-
-	-	-	(86,301)	-	-
-	-	-	(57,868,761)	-	-

(1,347,124)	(6,028,371)	3,755,153	(18,540,293)	(6,458,547)	(10,341,006)
(5,272,460)	(6,185,045)	(7,047,734)	(68,156,290)	(19,012,404)	(7,894,750)
(2,706,795)	217,255	9,630,336	(39,502,889)	(5,968,953)	(5,904,654)
(10,639,640)	(5,998,724)	32,722,250	1,300,112	9,804,232	(34,758,992)
(3,113)	11,459	281,519	(1,657,896)	53,328	(549,339)
(19,969,132)	(17,983,426)	39,341,524	(126,557,256)	(21,582,344)	(59,448,741)
3,483,261	(85,879,218)	401,031,571	(778,888,099)	117,044,810	(319,013,649)

72,693,766	158,572,984	798,292,945	1,577,181,044	368,583,680	687,597,329
$76,177,027	$72,693,766	$1,199,324,516	$798,292,945	$485,628,490	$368,583,680
$(20,086)	$(6,343)	$(1,409,191)	$91,311	$(102,542)	$8,723

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(233,123)	$(618,142)
Net realized gain (loss) on investment transactions	(4,166,859)	(26,605,311)
Net change in unrealized appreciation (depreciation) on investments	18,820,624	(19,185,785)
Net increase (decrease) in net assets resulting from operations	14,420,642	(46,409,238)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net investment income	-	-
From net realized gains:
Class A	-	(239,793)
Class L	-	(157,562)
Class Y	-	(44,988)
Class S	-	(204,782)
Class N	-	(2,890)
Total distributions from net realized gains	-	(650,015)
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	(3,229,635)	(22,641,248)
Class L	(1,207,316)	(18,257,570)
Class Y	(8,906,193)	6,979,813
Class S	(4,753,070)	(10,975,229)
Class N	(32,088)	(35,627)
Increase (decrease) in net assets from fund share transactions	(18,128,302)	(44,929,861)
Total increase (decrease) in net assets	(3,707,660)	(91,989,114)
Net assets
Beginning of year	53,383,085	145,372,199
End of year	$49,675,425	$53,383,085
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(15,975)	$(39,414)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund		MassMutual Select Diversified International Fund		MassMutual Select Overseas Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$(314,917)	$(500,967)	$2,976,389	$5,694,387	$6,572,511	$17,683,514
(6,825,566)	(19,032,169)	(52,976,516)	(34,055,497)	(96,072,772)	(47,547,887)
11,587,703	(18,424,634)	106,295,828	(107,137,592)	263,135,031	(337,333,139)
4,447,220	(37,957,770)	56,295,701	(135,498,702)	173,634,770	(367,197,512)

-	-	-	-	-	(3,930,365)
-	-	(256,951)	-	-	(12,376,824)
-	-	(59,989)	-	-	(5,547,078)
-	-	(874,242)	-	-	(16,925,349)
-	-	(255)	-	-	(72,039)
-	-	(1,191,437)	-	-	(38,851,655)

-	-	-	-	-	(2,693,464)
-	-	-	-	-	(8,296,757)
-	-	-	-	-	(3,193,840)
-	-	-	-	-	(11,509,470)
-	-	-	-	-	(44,375)
-	-	-	-	-	(25,737,906)

-	-	-	-	-	(10,264,727)
-	-	-	-	-	(32,422,710)
-	-	-	-	-	(14,811,467)
-	-	-	-	-	(44,250,782)
-	-	-	-	-	(190,808)
-	-	-	-	-	(101,940,494)

(2,051,621)	(3,127,071)	(55,006,793)	80,574,168	(2,983,906)	(148,636,182)
(2,794,271)	(9,931,562)	(1,704,802)	(616,950)	(46,669,247)	(14,230,014)
(168,414)	(588,190)	(646,657)	9,100,704	343,818	(22,938,387)
(8,472,166)	(11,503,208)	5,874,834	13,561,774	(27,610,170)	(66,593,388)
(126,177)	-	580	1,036	(225,161)	(1,193,024)
(13,612,649)	(25,150,031)	(51,482,838)	102,620,732	(77,144,666)	(253,590,995)
(9,165,429)	(63,107,801)	3,621,426	(32,877,970)	96,490,104	(787,318,562)

43,902,491	107,010,292	131,016,112	163,894,082	474,881,459	1,262,200,021
$34,737,062	$43,902,491	$134,637,538	$131,016,112	$571,371,563	$474,881,459
$(13,576)	$(10,986)	$(380,814)	$(1,744,633)	$6,639,437	$(4,219,057)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Destination Retirement Income Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,350,397	$8,344,814
Net realized gain (loss) on investment transactions	(36,253,679)	(8,650,857)
Net change in unrealized appreciation (depreciation) on investments	52,519,022	(35,413,124)
Net increase (decrease) in net assets resulting from operations	18,615,740	(35,719,167)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(2,125,779)
Class L	-	(2,843,213)
Class Y	-	(3,005,289)
Class S	-	(843,059)
Class N	-	(4,092)
Total distributions from net investment income	-	(8,821,432)
From net realized gains:
Class A	-	(1,070,229)
Class L	-	(1,727,236)
Class Y	-	(1,660,081)
Class S	-	(548,408)
Class N	-	(2,570)
Total distributions from net realized gains	-	(5,008,524)
Tax return of capital:
Class A	-	(330,979)
Class L	-	(442,495)
Class Y	-	(467,903)
Class S	-	(131,293)
Class N	-	(687)
Total tax return of capital	-	(1,373,357)
Net fund share transactions (Note 5):
Class A	(15,292,117)	1,338,547
Class L	(24,894,338)	(15,348,870)
Class Y	(42,322,605)	(18,514,418)
Class S	(4,108,316)	10,895,364
Class N	(1,607)	(8,745)
Increase (decrease) in net assets from fund share transactions	(86,618,983)	(21,638,122)
Total increase (decrease) in net assets	(68,003,243)	(72,560,602)
Net assets
Beginning of year	173,921,170	246,481,772
End of year	$105,917,927	$173,921,170
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$2,756,683	$(19,811)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund		MassMutual Select Destination Retirement 2020 Fund		MassMutual Select Destination Retirement 2030 Fund
Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

$2,126,861	$5,695,453	$4,060,807	$11,389,428	$2,036,639	$6,050,916
(37,966,154)	(14,061,247)	(98,779,459)	(35,576,830)	(86,830,396)	(22,903,606)
61,995,247	(48,687,333)	187,315,955	(177,952,442)	163,650,220	(164,121,353)
26,155,954	(57,053,127)	92,597,303	(202,139,844)	78,856,463	(180,974,043)

-	(1,491,168)	-	(2,710,468)	-	(1,573,768)
-	(1,447,340)	-	(4,516,014)	-	(2,564,446)
-	(1,694,885)	-	(2,635,848)	-	(1,337,491)
-	(1,360,353)	-	(2,239,634)	-	(1,030,357)
-	(17,684)	-	(12,848)	-	(3,856)
-	(6,011,430)	-	(12,114,812)	-	(6,509,918)

-	(1,346,735)	-	(4,848,795)	-	(5,464,485)
-	(1,335,771)	-	(8,090,764)	-	(9,011,972)
-	(1,306,340)	-	(3,885,795)	-	(3,726,818)
-	(1,248,618)	-	(4,024,373)	-	(3,934,798)
-	(19,053)	-	(20,596)	-	(14,176)
-	(5,256,517)	-	(20,870,323)	-	(22,152,249)

-	(500,034)	-	(1,453,493)	-	(1,293,015)
-	(485,518)	-	(2,422,273)	-	(2,106,364)
-	(568,386)	-	(1,413,859)	-	(1,098,368)
-	(456,282)	-	(1,201,390)	-	(846,503)
-	(6,049)	-	(6,498)	-	(3,208)
-	(2,016,269)	-	(6,497,513)	-	(5,347,458)

(10,360,997)	(15,971,686)	(16,872,431)	(28,316,210)	(19,397,389)	(16,911,413)
(25,585,386)	(6,509,548)	(53,600,782)	(36,355,950)	(41,947,654)	(22,975,859)
(18,739,685)	(21,176,215)	(30,201,261)	(11,085,175)	(14,050,055)	1,704,263
3,091,545	9,672,396	12,214,345	14,779,757	16,924,479	8,564,130
(63,970)	(56,800)	(26,791)	153,375	77,828	8,424
(51,658,493)	(34,041,853)	(88,486,920)	(60,824,203)	(58,392,791)	(29,610,455)
(25,502,539)	(104,379,196)	4,110,383	(302,446,695)	20,463,672	(244,594,123)

146,392,023	250,771,219	369,470,021	671,916,716	274,362,020	518,956,143
$120,889,484	$146,392,023	$373,580,404	$369,470,021	$294,825,692	$274,362,020
$2,692,349	$(14,012)	$6,035,477	$(36,556)	$3,775,324	$(32,953)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Destination Retirement 2040 Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$929,478	$3,212,215
Net realized gain (loss) on investment transactions	(53,915,310)	(16,842,089)
Net change in unrealized appreciation (depreciation) on investments	102,327,051	(95,779,672)
Net increase (decrease) in net assets resulting from operations	49,341,219	(109,409,546)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(719,734)
Class L	-	(1,456,998)
Class Y	-	(682,954)
Class S	-	(609,203)
Class N	-	(2,459)
Total distributions from net investment income	-	(3,471,348)
From net realized gains:
Class A	-	(2,771,209)
Class L	-	(5,976,839)
Class Y	-	(2,279,377)
Class S	-	(2,351,991)
Class N	-	(10,509)
Total distributions from net realized gains	-	(13,389,925)
Tax return of capital:
Class A	-	(743,504)
Class L	-	(1,505,299)
Class Y	-	(705,844)
Class S	-	(629,450)
Class N	-	(2,511)
Total tax return of capital	-	(3,586,608)
Net fund share transactions (Note 5):
Class A	(6,350,047)	(2,191,519)
Class L	(29,099,257)	(16,947,220)
Class Y	(14,379,222)	5,365,285
Class S	11,125,964	4,954,418
Class N	64,032	7,096
Increase (decrease) in net assets from fund share transactions	(38,638,530)	(8,811,940)
Total increase (decrease) in net assets	10,702,689	(138,669,367)
Net assets
Beginning of year	161,324,740	299,994,107
End of year	$172,027,429	$161,324,740
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$1,851,759	$(18,945)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund
Year Ended December 31, 2009	Year Ended December 31, 2008

$105,485	$212,690
(3,081,429)	(520,190)
7,362,716	(4,767,333)
4,386,772	(5,074,833)

(12,307)	(16,218)
(11,580)	(11,601)
(32,114)	(39,176)
(128,712)	(207,138)
(454)	(1,468)
(185,167)	(275,601)

-	-
-	-
-	-
-	-
-	-
-	-

-	(12,449)
-	(8,899)
-	(30,035)
-	(158,842)
-	(1,141)
-	(211,366)

457,656	734,657
606,676	512,523
792,465	1,889,098
1,716,499	1,959,383
454	2,609
3,573,750	5,098,270
7,775,355	(463,530)

9,578,399	10,041,929
$17,353,754	$9,578,399
$(804)	$(404)

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$8.37	$10.00	$9.99	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.45	0.51	0.46	0.43	0.33
Net realized and unrealized gain (loss) on investments	1.09	(1.39)	(0.08)	(0.03)	(0.19)
Total income (loss) from investment operations	1.54	(0.88)	0.38	0.40	0.14
Less distributions to shareholders:
From net investment income	(0.77)	(0.49)	(0.37)	(0.38)	(0.17)
From net realized gains	-	(0.26)	-	-	-
Total distributions	(0.77)	(0.75)	(0.37)	(0.38)	(0.17)
Net asset value, end of year	$9.14	$8.37	$10.00	$9.99	$9.97
Total Return ^,^^	18.39%	(8.60% )	3.95%	3.99%	1.37%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$62,233	$67,723	$82,172	$39,420	$20,689
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.10%	1.09%	1.11%	1.21%
After expense waiver	N/A	1.07% #	1.00% #	0.96% #	1.00% #
Net investment income (loss) to average daily net assets	5.02%	5.25%	4.59%	4.28%	3.25%
Portfolio turnover rate	66%	74%	248%	162%	566%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$8.39	$10.03	$10.01	$9.98	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.47	0.55	0.49	0.46	0.39
Net realized and unrealized gain (loss) on investments	1.10	(1.41)	(0.08)	(0.03)	(0.23)
Total income (loss) from investment operations	1.57	(0.86)	0.41	0.43	0.16
Less distributions to shareholders:
From net investment income	(0.80)	(0.52)	(0.39)	(0.40)	(0.18)
From net realized gains	-	(0.26)	-	-	-
Total distributions	(0.80)	(0.78)	(0.39)	(0.40)	(0.18)
Net asset value, end of year	$9.16	$8.39	$10.03	$10.01	$9.98
Total Return ^	18.70%	(8.42% )	4.23%	4.31%	1.57%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$36,382	$20,994	$29,782	$17,942	$3,933
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.85%	0.84%	0.86%	0.96%
After expense waiver	N/A	0.82% #	0.75% #	0.71% #	0.75% #
Net investment income (loss) to average daily net assets	5.06%	5.68%	4.83%	4.53%	3.82%
Portfolio turnover rate	66%	74%	248%	162%	566%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$8.40	$10.04	$10.02	$9.98	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.49	0.56	0.49	0.46	0.37
Net realized and unrealized gain (loss) on investments	1.10	(1.41)	(0.08)	(0.03)	(0.21)
Total income (loss) from investment operations	1.59	(0.85)	0.41	0.43	0.16
Less distributions to shareholders:
From net investment income	(0.81)	(0.53)	(0.39)	(0.39)	(0.18)
From net realized gains	-	(0.26)	-	-	-
Total distributions	(0.81)	(0.79)	(0.39)	(0.39)	(0.18)
Net asset value, end of year	$9.18	$8.40	$10.04	$10.02	$9.98
Total Return ^	18.90%	(8.30% )	4.26%	4.38%	1.57%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$56,838	$63,385	$150,260	$109,603	$59,396
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.70%	0.69%	0.70%	0.81%
After expense waiver	N/A	N/A	N/A	N/A	0.75% #
Net investment income (loss) to average daily net assets	5.41%	5.73%	4.87%	4.53%	3.64%
Portfolio turnover rate	66%	74%	248%	162%	566%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$8.40	$10.04	$10.02	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.50	0.56	0.50	0.46	0.33
Net realized and unrealized gain (loss) on investments	1.09	(1.40)	(0.08)	(0.03)	(0.16)
Total income (loss) from investment operations	1.59	(0.84)	0.42	0.43	0.17
Less distributions to shareholders:
From net investment income	(0.81)	(0.54)	(0.40)	(0.40)	(0.18)
From net realized gains	-	(0.26)	-	-	-
Total distributions	(0.81)	(0.80)	(0.40)	(0.40)	(0.18)
Net asset value, end of year	$9.18	$8.40	$10.04	$10.02	$9.99
Total Return ^	18.95%	(8.19% )	4.32%	4.31%	1.65%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$49,528	$53,079	$104,158	$71,375	$62,533
Ratio of expenses to average daily net assets:
Before expense waiver	0.66%	0.65%	0.64%	0.65%	0.76%
After expense waiver	N/A	N/A	N/A	N/A	0.70% #
Net investment income (loss) to average daily net assets	5.54%	5.78%	4.93%	4.56%	3.23%
Portfolio turnover rate	66%	74%	248%	162%	566%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$8.37	$9.96	$9.96	$9.96	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.42	0.46	0.43	0.40	0.28
Net realized and unrealized gain (loss) on investments	1.09	(1.37)	(0.08)	(0.03)	(0.18)
Total income (loss) from investment operations	1.51	(0.91)	0.35	0.37	0.10
Less distributions to shareholders:
From net investment income	(0.74)	(0.42)	(0.35)	(0.37)	(0.14)
From net realized gains	-	(0.26)	-	-	-
Total distributions	(0.74)	(0.68)	(0.35)	(0.37)	(0.14)
Net asset value, end of year	$9.14	$8.37	$9.96	$9.96	$9.96
Total Return ^,^^	17.95%	(8.86% )	3.62%	3.73%	0.99%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$820	$758	$3,560	$2,040	$208
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%	1.40%	1.39%	1.41%	1.51%
After expense waiver	N/A	1.35% #	1.30% #	1.26% #	1.30% #
Net investment income (loss) to average daily net assets	4.70%	4.72%	4.28%	3.99%	2.78%
Portfolio turnover rate	66%	74%	248%	162%	566%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.46	$10.86		$11.42	$10.56	$10.45
Income (loss) from investment operations:
Net investment income (loss) ***	0.20	0.27		0.26	0.24	0.15
Net realized and unrealized gain (loss) on investments	1.95	(3.15)		(0.01)	0.97	0.20
Total income (loss) from investment operations	2.15	(2.88)		0.25	1.21	0.35
Less distributions to shareholders:
From net investment income	(0.20)	(0.48)		(0.25)	(0.24)	(0.18)
From net realized gains	-	(0.04)		(0.56)	(0.11)	(0.06)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.20)	(0.52)		(0.81)	(0.35)	(0.24)
Net asset value, end of year	$9.41	$7.46		$10.86	$11.42	$10.56
Total Return ^,^^	28.52%	(26.48%	)	2.20%	11.54%	3.33%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,924	$13,400		$27,308	$32,130	$26,267
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%	1.28%		1.24%	1.23%	1.23%
After expense waiver	N/A	N/A		1.24% ##	1.21% #	1.21% #
Net investment income (loss) to average daily net assets	2.50%	2.70%		2.25%	2.16%	1.40%
Portfolio turnover rate	89%	111%		113%	85%	211%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.47	$10.88		$11.45	$10.58	$10.48
Income (loss) from investment operations:
Net investment income (loss) ***	0.22	0.31		0.29	0.26	0.18
Net realized and unrealized gain (loss) on investments	1.94	(3.17)		(0.02)	0.98	0.20
Total income (loss) from investment operations	2.16	(2.86)		0.27	1.24	0.38
Less distributions to shareholders:
From net investment income	(0.23)	(0.51)		(0.28)	(0.26)	(0.22)
From net realized gains	-	(0.04)		(0.56)	(0.11)	(0.06)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.23)	(0.55)		(0.84)	(0.37)	(0.28)
Net asset value, end of year	$9.40	$7.47		$10.88	$11.45	$10.58
Total Return ^	28.77%	(26.17%	)	2.42%	11.73%	3.63%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$37,320	$41,913		$78,846	$94,872	$101,151
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.03%		0.99%	0.98%	0.98%
After expense waiver	N/A	N/A		0.99% ##	0.96% #	0.96% #
Net investment income (loss) to average daily net assets	2.71%	3.19%		2.50%	2.39%	1.68%
Portfolio turnover rate	89%	111%		113%	85%	211%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.46	$10.86		$11.45	$10.58	$10.48
Income (loss) from investment operations:
Net investment income (loss) ***	0.24	0.33		0.31	0.28	0.19
Net realized and unrealized gain (loss) on investments	1.93	(3.17)		(0.02)	0.98	0.20
Total income (loss) from investment operations	2.17	(2.84)		0.29	1.26	0.39
Less distributions to shareholders:
From net investment income	(0.24)	(0.52)		(0.32)	(0.28)	(0.23)
From net realized gains	-	(0.04)		(0.56)	(0.11)	(0.06)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.24)	(0.56)		(0.88)	(0.39)	(0.29)
Net asset value, end of year	$9.39	$7.46		$10.86	$11.45	$10.58
Total Return ^	29.15%	(26.19%	)	2.68%	11.90%	3.76%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$25,323	$28,906		$78,883	$95,028	$78,145
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%	0.88%		0.84%	0.83%	0.83%
After expense waiver	N/A	N/A		0.84% ##	0.81% #	0.81% #
Net investment income (loss) to average daily net assets	2.90%	3.29%		2.64%	2.54%	1.82%
Portfolio turnover rate	89%	111%		113%	85%	211%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.44	$10.85		$11.45	$10.58	$10.49
Income (loss) from investment operations:
Net investment income (loss) ***	0.24	0.33		0.32	0.29	0.20
Net realized and unrealized gain (loss) on investments	1.92	(3.16)		(0.02)	0.98	0.19
Total income (loss) from investment operations	2.16	(2.83)		0.30	1.27	0.39
Less distributions to shareholders:
From net investment income	(0.25)	(0.53)		(0.34)	(0.29)	(0.24)
From net realized gains	-	(0.04)		(0.56)	(0.11)	(0.06)
Tax return of capital	-	(0.01)		-	-	-
Total distributions	(0.25)	(0.58)		(0.90)	(0.40)	(0.30)
Net asset value, end of year	$9.35	$7.44		$10.85	$11.45	$10.58
Total Return ^	29.20%	(26.12%	)	2.69%	11.97%	3.85%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,309	$11,176		$29,026	$23,044	$15,026
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	0.83%		0.79%	0.78%	0.78%
After expense waiver	N/A	N/A		0.79% ##	0.76% #	0.76% #
Net investment income (loss) to average daily net assets	2.84%	3.35%		2.74%	2.60%	1.90%
Portfolio turnover rate	89%	111%		113%	85%	211%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.45	$10.82		$11.41	$10.56	$10.46
Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.23		0.23	0.20	0.12
Net realized and unrealized gain (loss) on investments	1.92	(3.11)		(0.02)	0.97	0.21
Total income (loss) from investment operations	2.10	(2.88)		0.21	1.17	0.33
Less distributions to shareholders:
From net investment income	(0.19)	(0.45)		(0.24)	(0.21)	(0.17)
From net realized gains	-	(0.04)		(0.56)	(0.11)	(0.06)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.19)	(0.49)		(0.80)	(0.32)	(0.23)
Net asset value, end of year	$9.36	$7.45		$10.82	$11.41	$10.56
Total Return ^,^^	28.15%	(26.67%	)	1.87%	11.21%	3.02%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$522	$424		$894	$572	$419
Ratio of expenses to average daily net assets:
Before expense waiver	1.66%	1.58%		1.54%	1.53%	1.53%
After expense waiver	N/A	N/A		1.54% ##	1.51% #	1.51% #
Net investment income (loss) to average daily net assets	2.15%	2.37%		1.99%	1.83%	1.13%
Portfolio turnover rate	89%	111%		113%	85%	211%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.83	$12.02		$13.08	$11.26	$10.93
Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.21		0.22	0.20	0.14
Net realized and unrealized gain (loss) on investments	1.22	(5.15)		(0.59)	2.20	0.54
Total income (loss) from investment operations	1.34	(4.94)		(0.37)	2.40	0.68
Less distributions to shareholders:
From net investment income	(0.11)	(0.23)		(0.21)	(0.17)	(0.12)
From net realized gains	-	(0.02)		(0.48)	(0.41)	(0.23)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.11)	(0.25)		(0.69)	(0.58)	(0.35)
Net asset value, end of year	$8.06	$6.83		$12.02	$13.08	$11.26
Total Return ^,^^	19.57%	(41.03%	)	(2.90% )	21.41%	6.23%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$45,592	$52,940		$108,293	$82,361	$29,953
Net expenses to average daily net assets	1.10%	1.09%		1.08%	1.08%	1.09%
Net investment income (loss) to average daily net assets	1.73%	2.12%		1.64%	1.58%	1.27%
Portfolio turnover rate	68%	17%		17%	15%	16%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.85	$12.07		$13.13	$11.28	$10.93
Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.24		0.26	0.23	0.17
Net realized and unrealized gain (loss) on investments	1.22	(5.17)		(0.61)	2.22	0.54
Total income (loss) from investment operations	1.36	(4.93)		(0.35)	2.45	0.71
Less distributions to shareholders:
From net investment income	(0.13)	(0.27)		(0.23)	(0.19)	(0.13)
From net realized gains	-	(0.02)		(0.48)	(0.41)	(0.23)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.13)	(0.29)		(0.71)	(0.60)	(0.36)
Net asset value, end of year	$8.08	$6.85		$12.07	$13.13	$11.28
Total Return ^	19.85%	(40.83%	)	(2.67% )	21.82%	6.42%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$42,209	$44,160		$86,154	$57,853	$29,455
Net expenses to average daily net assets	0.81%	0.80%		0.79%	0.79%	0.80%
Net investment income (loss) to average daily net assets	2.06%	2.41%		1.93%	1.84%	1.55%
Portfolio turnover rate	68%	17%		17%	15%	16%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.85	$12.07		$13.12	$11.27	$10.93
Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.25		0.27	0.24	0.19
Net realized and unrealized gain (loss) on investments	1.21	(5.17)		(0.59)	2.22	0.53
Total income (loss) from investment operations	1.36	(4.92)		(0.32)	2.46	0.72
Less distributions to shareholders:
From net investment income	(0.13)	(0.28)		(0.25)	(0.20)	(0.15)
From net realized gains	-	(0.02)		(0.48)	(0.41)	(0.23)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.13)	(0.30)		(0.73)	(0.61)	(0.38)
Net asset value, end of year	$8.08	$6.85		$12.07	$13.12	$11.27
Total Return ^	19.92%	(40.74%	)	(2.51% )	21.92%	6.61%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$31,928	$54,181		$132,425	$142,836	$56,761
Net expenses to average daily net assets	0.70%	0.69%		0.68%	0.68%	0.69%
Net investment income (loss) to average daily net assets	2.26%	2.49%		2.01%	1.95%	1.70%
Portfolio turnover rate	68%	17%		17%	15%	16%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.85	$12.09		$13.14	$11.28	$10.94
Income (loss) from investment operations:
Net investment income (loss) ***	0.15	0.26		0.28	0.25	0.19
Net realized and unrealized gain (loss) on investments	1.23	(5.19)		(0.59)	2.23	0.53
Total income (loss) from investment operations	1.38	(4.93)		(0.31)	2.48	0.72
Less distributions to shareholders:
From net investment income	(0.15)	(0.29)		(0.26)	(0.21)	(0.15)
From net realized gains	-	(0.02)		(0.48)	(0.41)	(0.23)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.15)	(0.31)		(0.74)	(0.62)	(0.38)
Net asset value, end of year	$8.08	$6.85		$12.09	$13.14	$11.28
Total Return ^	20.10%	(40.73%	)	(2.39% )	22.08%	6.59%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$200,237	$153,801		$316,945	$246,598	$186,641
Net expenses to average daily net assets	0.60%	0.59%		0.58%	0.58%	0.59%
Net investment income (loss) to average daily net assets	2.20%	2.61%		2.12%	2.02%	1.75%
Portfolio turnover rate	68%	17%		17%	15%	16%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.85	$12.02		$13.09	$11.28	$10.94
Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.18		0.18	0.16	0.11
Net realized and unrealized gain (loss) on investments	1.21	(5.14)		(0.60)	2.21	0.52
Total income (loss) from investment operations	1.31	(4.96)		(0.42)	2.37	0.63
Less distributions to shareholders:
From net investment income	(0.08)	(0.19)		(0.17)	(0.15)	(0.06)
From net realized gains	-	(0.02)		(0.48)	(0.41)	(0.23)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.08)	(0.21)		(0.65)	(0.56)	(0.29)
Net asset value, end of year	$8.08	$6.85		$12.02	$13.09	$11.28
Total Return ^,^^	19.07%	(41.28%	)	(3.15% )	21.11%	5.77%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$556	$620		$2,486	$1,547	$147
Net expenses to average daily net assets	1.41%	1.40%		1.39%	1.39%	1.40%
Net investment income (loss) to average daily net assets	1.41%	1.78%		1.33%	1.30%	0.95%
Portfolio turnover rate	68%	17%		17%	15%	16%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.48		$11.76	$12.28	$11.14	$10.75
Income (loss) from investment operations:
Net investment income (loss) ***	0.10		0.14	0.12	0.11	0.11
Net realized and unrealized gain (loss) on investments	1.66		(4.14)	0.84	2.16	0.65
Total income (loss) from investment operations	1.76		(4.00)	0.96	2.27	0.76
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.15)	(0.11)	(0.11)	(0.11)
From net realized gains	-		(0.13)	(1.37)	(1.02)	(0.26)
Total distributions	(0.00	) †	(0.28)	(1.48)	(1.13)	(0.37)
Net asset value, end of year	$9.24		$7.48	$11.76	$12.28	$11.14
Total Return ^,^^	23.53%		(34.22% )	7.93%	20.54%	7.08%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$241,206		$176,524	$283,159	$310,438	$252,362
Net expenses to average daily net assets	1.24%		1.24%	1.23%	1.23%	1.23%
Net investment income (loss) to average daily net assets	1.24%		1.44%	0.94%	0.92%	0.97%
Portfolio turnover rate	47%		53%	37%	43%	33%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.52		$11.82	$12.33	$11.17	$10.78
Income (loss) from investment operations:
Net investment income (loss) ***	0.12		0.17	0.15	0.14	0.14
Net realized and unrealized gain (loss) on investments	1.67		(4.17)	0.85	2.18	0.64
Total income (loss) from investment operations	1.79		(4.00)	1.00	2.32	0.78
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.17)	(0.14)	(0.14)	(0.13)
From net realized gains	-		(0.13)	(1.37)	(1.02)	(0.26)
Total distributions	(0.00	) †	(0.30)	(1.51)	(1.16)	(0.39)
Net asset value, end of year	$9.31		$7.52	$11.82	$12.33	$11.17
Total Return ^	23.81%		(34.04% )	8.22%	20.90%	7.28%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$168,790		$141,302	$264,796	$298,276	$231,639
Net expenses to average daily net assets	0.99%		0.99%	0.98%	0.98%	0.98%
Net investment income (loss) to average daily net assets	1.50%		1.68%	1.18%	1.18%	1.23%
Portfolio turnover rate	47%		53%	37%	43%	33%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.52		$11.84	$12.34	$11.19	$10.78
Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.18	0.17	0.16	0.15
Net realized and unrealized gain (loss) on investments	1.68		(4.18)	0.86	2.17	0.66
Total income (loss) from investment operations	1.81		(4.00)	1.03	2.33	0.81
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.19)	(0.16)	(0.16)	(0.14)
From net realized gains	-		(0.13)	(1.37)	(1.02)	(0.26)
Total distributions	(0.00	) †	(0.32)	(1.53)	(1.18)	(0.40)
Net asset value, end of year	$9.33		$7.52	$11.84	$12.34	$11.19
Total Return ^	24.07%		(33.97% )	8.37%	21.05%	7.55%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$129,536		$92,098	$135,962	$134,485	$85,569
Net expenses to average daily net assets	0.84%		0.84%	0.83%	0.83%	0.83%
Net investment income (loss) to average daily net assets	1.63%		1.85%	1.33%	1.32%	1.35%
Portfolio turnover rate	47%		53%	37%	43%	33%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.53		$11.85	$12.36	$11.20	$10.80
Income (loss) from investment operations:
Net investment income (loss) ***	0.13		0.19	0.18	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.69		(4.18)	0.85	2.17	0.66
Total income (loss) from investment operations	1.82		(3.99)	1.03	2.34	0.82
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.20)	(0.17)	(0.16)	(0.16)
From net realized gains	-		(0.13)	(1.37)	(1.02)	(0.26)
Total distributions	(0.00	) †	(0.33)	(1.54)	(1.18)	(0.42)
Net asset value, end of year	$9.35		$7.53	$11.85	$12.36	$11.20
Total Return ^	24.17%		(33.98% )	8.50%	21.06%	7.57%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$446,975		$357,433	$560,524	$540,185	$418,271
Net expenses to average daily net assets	0.80%		0.80%	0.79%	0.79%	0.79%
Net investment income (loss) to average daily net assets	1.68%		1.88%	1.38%	1.37%	1.41%
Portfolio turnover rate	47%		53%	37%	43%	33%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.41		$11.66	$12.20	$11.07	$10.69
Income (loss) from investment operations:
Net investment income (loss) ***	0.07		0.11	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investments	1.65		(4.10)	0.85	2.14	0.65
Total income (loss) from investment operations	1.72		(3.99)	0.93	2.21	0.72
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.13)	(0.10)	(0.06)	(0.08)
From net realized gains	-		(0.13)	(1.37)	(1.02)	(0.26)
Total distributions	(0.00	) †	(0.26)	(1.47)	(1.08)	(0.34)
Net asset value, end of year	$9.13		$7.41	$11.66	$12.20	$11.07
Total Return ^,^^	23.21%		(34.42% )	7.68%	20.09%	6.76%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,403		$2,063	$2,807	$1,667	$1,998
Net expenses to average daily net assets	1.54%		1.54%	1.53%	1.53%	1.53%
Net investment income (loss) to average daily net assets	0.95%		1.15%	0.65%	0.62%	0.67%
Portfolio turnover rate	47%		53%	37%	43%	33%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.39	$9.08		$10.07	$10.49	$10.48
Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.10		0.08	0.07	0.04
Net realized and unrealized gain (loss) on investments	1.13	(3.59)		0.26	1.25	1.02
Total income (loss) from investment operations	1.19	(3.49)		0.34	1.32	1.06
Less distributions to shareholders:
From net investment income	-	(0.10)		(0.08)	(0.06)	(0.04)
From net realized gains	-	(0.10)		(1.25)	(1.68)	(1.01)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.20)		(1.33)	(1.74)	(1.05)
Net asset value, end of year	$6.58	$5.39		$9.08	$10.07	$10.49
Total Return ^,^^	22.08%	(38.67%	)	3.45%	12.83%	10.16%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,965	$9,563		$19,179	$28,143	$28,829
Net expenses to average daily net assets	1.41%	1.34%		1.31%	1.31%	1.30%
Net investment income (loss) to average daily net assets	1.04%	1.30%		0.76%	0.65%	0.36%
Portfolio turnover rate	142%	194%		145%	177%	94%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.39	$9.08		$10.08	$10.51	$10.50
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.11		0.11	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.14	(3.58)		0.25	1.25	1.02
Total income (loss) from investment operations	1.21	(3.47)		0.36	1.35	1.08
Less distributions to shareholders:
From net investment income	-	(0.12)		(0.11)	(0.10)	(0.06)
From net realized gains	-	(0.10)		(1.25)	(1.68)	(1.01)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.22)		(1.36)	(1.78)	(1.07)
Net asset value, end of year	$6.60	$5.39		$9.08	$10.08	$10.51
Total Return ^	22.45%	(38.48%	)	3.70%	13.06%	10.39%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,689	$7,309		$12,234	$12,075	$8,753
Net expenses to average daily net assets	1.15%	1.09%		1.06%	1.06%	1.05%
Net investment income (loss) to average daily net assets	1.31%	1.53%		1.04%	0.93%	0.60%
Portfolio turnover rate	142%	194%		145%	177%	94%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.42	$9.15		$10.14	$10.55	$10.54
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.13		0.12	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.14	(3.62)		0.26	1.26	1.02
Total income (loss) from investment operations	1.22	(3.49)		0.38	1.38	1.10
Less distributions to shareholders:
From net investment income	-	(0.14)		(0.12)	(0.11)	(0.08)
From net realized gains	-	(0.10)		(1.25)	(1.68)	(1.01)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.24)		(1.37)	(1.79)	(1.09)
Net asset value, end of year	$6.64	$5.42		$9.15	$10.14	$10.55
Total Return ^	22.51%	(38.45%	)	3.87%	13.33%	10.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,664	$2,000		$2,913	$5,136	$4,110
Net expenses to average daily net assets	1.01%	0.94%		0.90%	0.91%	0.90%
Net investment income (loss) to average daily net assets	1.46%	1.73%		1.14%	1.06%	0.75%
Portfolio turnover rate	142%	194%		145%	177%	94%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.41	$9.12		$10.12	$10.54	$10.52
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.13		0.13	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.13	(3.60)		0.25	1.26	1.02
Total income (loss) from investment operations	1.21	(3.47)		0.38	1.38	1.11
Less distributions to shareholders:
From net investment income	-	(0.14)		(0.13)	(0.12)	(0.08)
From net realized gains	-	(0.10)		(1.25)	(1.68)	(1.01)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.24)		(1.38)	(1.80)	(1.09)
Net asset value, end of year	$6.62	$5.41		$9.12	$10.12	$10.54
Total Return ^	22.37%	(38.33%	)	3.80%	13.40%	10.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$17,371	$26,225		$48,593	$52,627	$55,895
Net expenses to average daily net assets	0.95%	0.89%		0.86%	0.86%	0.85%
Net investment income (loss) to average daily net assets	1.54%	1.76%		1.23%	1.11%	0.81%
Portfolio turnover rate	142%	194%		145%	177%	94%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.40	$9.09		$10.09	$10.51	$10.50
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.07		0.05	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.13	(3.58)		0.25	1.26	1.01
Total income (loss) from investment operations	1.17	(3.51)		0.30	1.30	1.02
Less distributions to shareholders:
From net investment income	-	(0.08)		(0.05)	(0.04)	(0.00	) †
From net realized gains	-	(0.10)		(1.25)	(1.68)	(1.01)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.18)		(1.30)	(1.72)	(1.01)
Net asset value, end of year	$6.57	$5.40		$9.09	$10.09	$10.51
Total Return ^,^^	21.67%	(38.86%	)	3.10%	12.59%	9.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$94	$77		$130	$142	$140
Net expenses to average daily net assets	1.71%	1.64%		1.61%	1.61%	1.59%
Net investment income (loss) to average daily net assets	0.75%	1.02%		0.48%	0.36%	0.06%
Portfolio turnover rate	142%	194%		145%	177%	94%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.25	$12.53		$12.84	$11.28	$10.39
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.06		0.08	0.04	0.05
Net realized and unrealized gain (loss) on investments	2.19	(5.04)		0.43	1.56	0.89
Total income (loss) from investment operations	2.23	(4.98)		0.51	1.60	0.94
Less distributions to shareholders:
From net investment income	(0.03)	(0.07)		(0.09)	(0.04)	(0.05)
From net realized gains	-	(0.23)		(0.73)	-	-
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.03)	(0.30)		(0.82)	(0.04)	(0.05)
Net asset value, end of year	$9.45	$7.25		$12.53	$12.84	$11.28
Total Return ^,^^	30.82%	(39.96%	)	4.04%	14.21%	9.05%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$172,363	$193,387		$382,049	$401,790	$354,647
Net expenses to average daily net assets	1.27%	1.26%		1.25%	1.25%	1.25%
Net investment income (loss) to average daily net assets	0.46%	0.53%		0.63%	0.37%	0.44%
Portfolio turnover rate	12%	17%		8%	18%	7%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.27	$12.59		$12.88	$11.32	$10.43
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.08		0.12	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.21	(5.08)		0.44	1.56	0.90
Total income (loss) from investment operations	2.26	(5.00)		0.56	1.63	0.97
Less distributions to shareholders:
From net investment income	(0.06)	(0.09)		(0.12)	(0.07)	(0.08)
From net realized gains	-	(0.23)		(0.73)	-	-
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.06)	(0.32)		(0.85)	(0.07)	(0.08)
Net asset value, end of year	$9.47	$7.27		$12.59	$12.88	$11.32
Total Return ^	31.12%	(39.85%	)	4.39%	14.42%	9.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$110,367	$119,982		$230,678	$397,105	$369,858
Net expenses to average daily net assets	1.02%	1.01%		1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.70%	0.78%		0.89%	0.63%	0.69%
Portfolio turnover rate	12%	17%		8%	18%	7%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.29	$12.62	$12.91	$11.34	$10.45
Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.10	0.14	0.09	0.09
Net realized and unrealized gain (loss) on investments	2.23	(5.09)	0.44	1.57	0.89
Total income (loss) from investment operations	2.29	(4.99)	0.58	1.66	0.98
Less distributions to shareholders:
From net investment income	(0.08)	(0.10)	(0.14)	(0.09)	(0.09)
From net realized gains	-	(0.23)	(0.73)	-	-
Tax return of capital	-	(0.01)	-	-	-
Total distributions	(0.08)	(0.34)	(0.87)	(0.09)	(0.09)
Net asset value, end of year	$9.50	$7.29	$12.62	$12.91	$11.34
Total Return ^	31.39%	(39.72% )	4.53%	14.65%	9.37%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$82,157	$61,599	$136,253	$218,268	$146,699
Net expenses to average daily net assets	0.87%	0.86%	0.85%	0.85%	0.85%
Net investment income (loss) to average daily net assets	0.82%	0.93%	1.05%	0.78%	0.84%
Portfolio turnover rate	12%	17%	8%	18%	7%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.29	$12.64	$12.93	$11.36	$10.46
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.11	0.15	0.10	0.10
Net realized and unrealized gain (loss) on investments	2.22	(5.11)	0.45	1.57	0.90
Total income (loss) from investment operations	2.29	(5.00)	0.60	1.67	1.00
Less distributions to shareholders:
From net investment income	(0.08)	(0.11)	(0.16)	(0.10)	(0.10)
From net realized gains	-	(0.23)	(0.73)	-	-
Tax return of capital	-	(0.01)	-	-	-
Total distributions	(0.08)	(0.35)	(0.89)	(0.10)	(0.10)
Net asset value, end of year	$9.50	$7.29	$12.64	$12.93	$11.36
Total Return ^	31.48%	(39.73% )	4.68%	14.71%	9.57%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$365,567	$334,045	$655,609	$615,354	$546,331
Net expenses to average daily net assets	0.78%	0.77%	0.76%	0.76%	0.76%
Net investment income (loss) to average daily net assets	0.92%	1.02%	1.11%	0.86%	0.93%
Portfolio turnover rate	12%	17%	8%	18%	7%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.20	$12.47		$12.71	$11.17	$10.29
Income (loss) from investment operations:
Net investment income (loss)***	0.01	0.03		0.06	0.01	0.02
Net realized and unrealized gain (loss) on investments	2.18	(5.02)		0.43	1.54	0.87
Total income (loss) from investment operations	2.19	(4.99)		0.49	1.55	0.89
Less distributions to shareholders:
From net investment income	(0.03)	(0.05)		-	(0.01)	(0.01)
From net realized gains	-	(0.23)		(0.73)	-	-
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	(0.03)	(0.28)		(0.73)	(0.01)	(0.01)
Net asset value, end of year	$9.36	$7.20		$12.47	$12.71	$11.17
Total Return ^,^^	30.36%	(40.18%	)	3.90%	13.87%	8.65%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$926	$573		$569	$2,596	$2,279
Net expenses to average daily net assets	1.57%	1.56%		1.55%	1.55%	1.55%
Net investment income (loss) to average daily net assets	0.10%	0.25%		0.46%	0.08%	0.15%
Portfolio turnover rate	12%	17%		8%	18%	7%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$8.21	$13.49	$13.03	$11.47		$11.12
Income (loss) from investment operations:
Net investment income (loss) ***	0.14	0.19	0.18	0.16		0.13
Net realized and unrealized gain (loss) on investments	1.98	(5.24)	0.45	1.55		0.33
Total income (loss) from investment operations	2.12	(5.05)	0.63	1.71		0.46
Less distributions to shareholders:
From net investment income	(0.11)	(0.19)	(0.17)	(0.15)		(0.11)
From net realized gains	-	(0.04)	-	-		-
Tax return of capital	-	-	-	(0.00	) †	-
Total distributions	(0.11)	(0.23)	(0.17)	(0.15)		(0.11)
Net asset value, end of year	$10.22	$8.21	$13.49	$13.03		$11.47
Total Return ^,^^	25.83%	(37.44% )	4.82%	14.95%		4.17%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$241,090	$183,342	$311,185	$297,468		$271,778
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.86%	0.85%	0.85%		0.85%
After expense waiver	0.66% #	0.66% #	0.65% #	0.67%	#	0.75% #
Net investment income (loss) to average daily net assets	1.65%	1.66%	1.34%	1.30%		1.13%
Portfolio turnover rate	10%	5%	7%	4%		6%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$8.23	$13.54	$13.07	$11.50		$11.16
Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.22	0.22	0.19		0.15
Net realized and unrealized gain (loss) on investments	1.98	(5.27)	0.45	1.57		0.34
Total income (loss) from investment operations	2.15	(5.05)	0.67	1.76		0.49
Less distributions to shareholders:
From net investment income	(0.12)	(0.22)	(0.20)	(0.19)		(0.15)
From net realized gains	-	(0.04)	-	-		-
Tax return of capital	-	-	-	(0.00	) †	-
Total distributions	(0.12)	(0.26)	(0.20)	(0.19)		(0.15)
Net asset value, end of year	$10.26	$8.23	$13.54	$13.07		$11.50
Total Return ^	26.09%	(37.33% )	5.14%	15.28%		4.41%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$156,894	$200,048	$351,221	$337,639		$282,034
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.61%	0.60%	0.60%		0.60%
After expense waiver	0.41% #	0.41% #	0.40% #	0.42%	#	0.50% #
Net investment income (loss) to average daily net assets	1.92%	1.91%	1.59%	1.56%		1.38%
Portfolio turnover rate	10%	5%	7%	4%		6%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$8.25	$13.56	$13.12	$11.54		$11.19
Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.21	0.21	0.19		0.16
Net realized and unrealized gain (loss) on investments	1.99	(5.26)	0.45	1.57		0.34
Total income (loss) from investment operations	2.15	(5.05)	0.66	1.76		0.50
Less distributions to shareholders:
From net investment income	(0.13)	(0.22)	(0.22)	(0.18)		(0.15)
From net realized gains	-	(0.04)	-	-		-
Tax return of capital	-	-	-	(0.00	) †	-
Total distributions	(0.13)	(0.26)	(0.22)	(0.18)		(0.15)
Net asset value, end of year	$10.27	$8.25	$13.56	$13.12		$11.54
Total Return ^	26.03%	(37.31% )	5.01%	15.27%		4.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$307,391	$251,184	$431,199	$494,849		$467,422
Net expenses to average daily net assets	0.46%	0.46%	0.45%	0.45%		0.45%
Net investment income (loss) to average daily net assets	1.85%	1.86%	1.53%	1.53%		1.43%
Portfolio turnover rate	10%	5%	7%	4%		6%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$8.33	$13.69	$13.25	$11.65		$11.30
Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.22	0.22	0.19		0.16
Net realized and unrealized gain (loss) on investments	2.01	(5.32)	0.44	1.60		0.35
Total income (loss) from investment operations	2.18	(5.10)	0.66	1.79		0.51
Less distributions to shareholders:
From net investment income	(0.13)	(0.22)	(0.22)	(0.19)		(0.16)
From net realized gains	-	(0.04)	-	(0.00	) †	-
Total distributions	(0.13)	(0.26)	(0.22)	(0.19)		(0.16)
Net asset value, end of year	$10.38	$8.33	$13.69	$13.25		$11.65
Total Return ^	26.16%	(37.31% )	5.00%	15.35%		4.47%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$425,981	$367,765	$710,278	$751,170		$677,171
Net expenses to average daily net assets	0.43%	0.43%	0.42%	0.42%		0.42%
Net investment income (loss) to average daily net assets	1.88%	1.88%	1.56%	1.56%		1.45%
Portfolio turnover rate	10%	5%	7%	4%		6%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$8.14	$13.35	$12.90	$11.35		$11.02
Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.15	0.14	0.12		0.09
Net realized and unrealized gain (loss) on investments	1.95	(5.17)	0.44	1.54		0.34
Total income (loss) from investment operations	2.07	(5.02)	0.58	1.66		0.43
Less distributions to shareholders:
From net investment income	(0.08)	(0.15)	(0.13)	(0.11)		(0.10)
From net realized gains	-	(0.04)	-	-		-
Total distributions	(0.08)	(0.19)	(0.13)	(0.11)		(0.10)
Net asset value, end of year	$10.13	$8.14	$13.35	$12.90		$11.35
Total Return ^,^^	25.46%	(37.64% )	4.53%	14.67%		3.86%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,172	$2,540	$5,193	$5,079		$4,757
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.16%	1.15%	1.15%		1.15%
After expense waiver	0.96% #	0.96% #	0.95% #	0.97%	#	1.05% #
Net investment income (loss) to average daily net assets	1.35%	1.33%	1.03%	1.00%		0.84%
Portfolio turnover rate	10%	5%	7%	4%		6%

	Class Z
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$8.32	$13.69	$13.25	$11.65		$11.30
Income (loss) from investment operations:
Net investment income (loss) ***	0.19	0.24	0.25	0.22		0.19
Net realized and unrealized gain (loss) on investments	2.00	(5.32)	0.45	1.59		0.34
Total income (loss) from investment operations	2.19	(5.08)	0.70	1.81		0.53
Less distributions to shareholders:
From net investment income	(0.15)	(0.25)	(0.26)	(0.21)		(0.18)
From net realized gains	-	(0.04)	-	(0.00	) †	-
Total distributions	(0.15)	(0.29)	(0.26)	(0.21)		(0.18)
Net asset value, end of year	$10.36	$8.32	$13.69	$13.25		$11.65
Total Return ^	26.31%	(37.17% )	5.27%	15.59%		4.72%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$528,989	$404,065	$543,206	$373,069		$251,403
Net expenses to average daily net assets	0.22%	0.21%	0.20%	0.20%		0.20%
Net investment income (loss) to average daily net assets	2.10%	2.13%	1.79%	1.78%		1.68%
Portfolio turnover rate	10%	5%	7%	4%		6%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.48		$10.85	$10.72	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.04		0.06	0.06	0.01
Net realized and unrealized gain (loss) on investments	1.71		(4.20)	0.95	0.74
Total income (loss) from investment operations	1.75		(4.14)	1.01	0.75
Less distributions to shareholders:
From net investment income	-		(0.06)	(0.06)	(0.01)
From net realized gains	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-		(0.01)	-	-
Total distributions	-		(0.23)	(0.88)	(0.03)
Net asset value, end of period	$8.23		$6.48	$10.85	$10.72
Total Return ^,^^	27.01%		(38.61% )	9.52%	7.55%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$21,391		$18,000	$26,462	$9,179
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.38%	1.37%	1.67%	*
After expense waiver	1.39%	#	1.35% #	1.35% #	1.35%	*#
Net investment income (loss) to average daily net assets	0.59%		0.63%	0.52%	0.13%	*
Portfolio turnover rate	88%		141%	100%	79%	**

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.49		$10.87	$10.73	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.06		0.08	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.70		(4.21)	0.95	0.74
Total income (loss) from investment operations	1.76		(4.13)	1.04	0.77
Less distributions to shareholders:
From net investment income	-		(0.08)	(0.08)	(0.02)
From net realized gains	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-		(0.01)	-	-
Total distributions	-		(0.25)	(0.90)	(0.04)
Net asset value, end of period	$8.25		$6.49	$10.87	$10.73
Total Return ^	27.12%		(38.43% )	9.75%	7.76%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$5,055		$6,482	$9,123	$8,000
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		1.13%	1.12%	1.42%	*
After expense waiver	1.14%	#	1.10% #	1.10% #	1.10%	*#
Net investment income (loss) to average daily net assets	0.89%		0.89%	0.78%	0.43%	*
Portfolio turnover rate	88%		141%	100%	79%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period March 31, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.49		$10.88	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.07		0.10	0.10	(0.01)
Net realized and unrealized gain (loss) on investments	1.71		(4.22)	0.95	0.79
Total income (loss) from investment operations	1.78		(4.12)	1.05	0.78
Less distributions to shareholders:
From net investment income	-		(0.10)	(0.09)	(0.02)
From net realized gains	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-		(0.01)	-	-
Total distributions	-		(0.27)	(0.91)	(0.04)
Net asset value, end of period	$8.27		$6.49	$10.88	$10.74
Total Return ^	27.43%		(38.36% )	9.89%	7.86%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,431		$4,998	$7,490	$4,436
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		0.98%	0.97%	1.27%	*
After expense waiver	0.99%	#	0.95% #	0.95% #	0.95%	*#
Net investment income (loss) to average daily net assets	0.99%		1.03%	0.92%	(0.08%	) *
Portfolio turnover rate	88%		141%	100%	79%	**

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.52		$10.89	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.08		0.10	0.11	0.04
Net realized and unrealized gain (loss) on investments	1.71		(4.21)	0.96	0.75
Total income (loss) from investment operations	1.79		(4.11)	1.07	0.79
Less distributions to shareholders:
From net investment income	-		(0.09)	(0.10)	(0.03)
From net realized gains	-		(0.16)	(0.82)	(0.02)
Tax return of capital	-		(0.01)	-	-
Total distributions	-		(0.26)	(0.92)	(0.05)
Net asset value, end of period	$8.31		$6.52	$10.89	$10.74
Total Return ^	27.45%		(38.24% )	10.05%	7.90%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$2,061		$1,333	$11,069	$10,349
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%		0.88%	0.87%	1.17%	*
After expense waiver	0.90%	#	N/A #	N/A	0.90%	*#
Net investment income (loss) to average daily net assets	1.06%		1.03%	1.01%	0.53%	*
Portfolio turnover rate	88%		141%	100%	79%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period March 31, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Core Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.53		$10.85		$10.71	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02		0.04		0.03	(0.02)
Net realized and unrealized gain (loss) on investments	1.72		(4.20)		0.94	0.75
Total income (loss) from investment operations	1.74		(4.16)		0.97	0.73
Less distributions to shareholders:
From net investment income	-		(0.00	) †	(0.01)	-
From net realized gains	-		(0.16)		(0.82)	(0.02)
Tax return of capital	-		(0.00	) †	-	-
Total distributions	-		(0.16)		(0.83)	(0.02)
Net asset value, end of period	$8.27		$6.53		$10.85	$10.71
Total Return ^,^^	26.65%		(38.81%	)	9.16%	7.33%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$109		$79		$109	$107
Ratio of expenses to average daily net assets:
Before expense waiver	1.71%		1.68%		1.67%	1.97%	*
After expense waiver	1.69%	#	1.65%	#	1.65% #	1.65%	*#
Net investment income (loss) to average daily net assets	0.29%		0.45%		0.23%	(0.22%	) *
Portfolio turnover rate	88%		141%		100%	79%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period March 31, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$6.26		$10.94		$9.75		$9.01		$8.74
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.02)		(0.00	) †	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	2.69		(4.66)		1.19		0.75		0.29
Total income (loss) from investment operations	2.67		(4.68)		1.19		0.74		0.27
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	(0.00	) †	-		-
Total distributions	(0.00	) †	(0.00	) †	(0.00	) †	-		-
Net asset value, end of year	$8.93		$6.26		$10.94		$9.75		$9.01
Total Return ^,^^	42.68%		(42.77%	)	12.23%		8.21%		3.09%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$69,307		$49,345		$99,385		$39,055		$36,742
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.34%		1.40%		1.39%		1.39%
After expense waiver	1.19%	#	1.19%	#	1.30%	#	1.31%	#	N/A
Net investment income (loss) to average daily net assets	(0.24%	)	(0.18%	)	(0.04%	)	(0.12%	)	(0.20%	)
Portfolio turnover rate	62%		53%		43%		98%		28%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$6.36		$11.08		$9.87		$9.10		$8.81
Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	0.00	†	0.02		0.01		0.00	†
Net realized and unrealized gain (loss) on investments	2.72		(4.72)		1.21		0.77		0.29
Total income (loss) from investment operations	2.72		(4.72)		1.23		0.78		0.29
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	(0.02)		(0.01)		-
Total distributions	(0.00	) †	(0.00	) †	(0.02)		(0.01)		-
Net asset value, end of year	$9.08		$6.36		$11.08		$9.87		$9.10
Total Return ^	42.79%		(42.59%	)	12.46%		8.52%		3.32%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$281,168		$222,053		$455,542		$280,094		$270,082
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.09%		1.15%		1.14%		1.14%
After expense waiver	0.98%	#	0.98%	#	1.06%	#	1.06%	#	N/A
Net investment income (loss) to average daily net assets	(0.03%	)	0.03%		0.20%		0.13%		0.05%
Portfolio turnover rate	62%		53%		43%		98%		28%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.37		$11.10	$9.87	$9.11	$8.82
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.02	0.04	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.74		(4.74)	1.21	0.76	0.30
Total income (loss) from investment operations	2.75		(4.72)	1.25	0.79	0.31
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.01)	(0.02)	(0.03)	(0.02)
Total distributions	(0.00	) †	(0.01)	(0.02)	(0.03)	(0.02)
Net asset value, end of year	$9.12		$6.37	$11.10	$9.87	$9.11
Total Return ^	43.20%		(42.53% )	12.62%	8.64%	3.46%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$39,094		$25,876	$53,150	$44,656	$4,732
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%		0.97%	1.03%	1.00%	1.02%
After expense waiver	0.82%	#	0.82% #	0.93% #	0.93% #	N/A
Net investment income (loss) to average daily net assets	0.12%		0.19%	0.36%	0.29%	0.17%
Portfolio turnover rate	62%		53%	43%	98%	28%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.39		$11.13	$9.91	$9.14	$8.84
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		0.02	0.05	0.03	0.03
Net realized and unrealized gain (loss) on investments	2.74		(4.74)	1.22	0.77	0.30
Total income (loss) from investment operations	2.75		(4.72)	1.27	0.80	0.33
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.02)	(0.05)	(0.03)	(0.03)
Total distributions	(0.00	) †	(0.02)	(0.05)	(0.03)	(0.03)
Net asset value, end of year	$9.14		$6.39	$11.13	$9.91	$9.14
Total Return ^	43.06%		(42.45% )	12.77%	8.74%	3.68%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$172,449		$138,538	$225,943	$66,864	$71,627
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%		0.84%	0.90%	0.89%	0.88%
After expense waiver	0.76%	#	0.76% #	0.81% #	0.82% #	N/A
Net investment income (loss) to average daily net assets	0.20%		0.26%	0.44%	0.37%	0.30%
Portfolio turnover rate	62%		53%	43%	98%	28%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$6.15		$10.77		$9.63		$8.92		$8.68
Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.05)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	2.63		(4.57)		1.18		0.75		0.28
Total income (loss) from investment operations	2.59		(4.62)		1.14		0.71		0.24
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	-		-		-
Total distributions	(0.00	) †	(0.00	) †	-		-		-
Net asset value, end of year	$8.74		$6.15		$10.77		$9.63		$8.92
Total Return ^,^^	42.14%		(42.89%	)	11.84%		7.96%		2.77%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$803		$597		$3,112		$3,509		$1,957
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%		1.64%		1.70%		1.69%		1.69%
After expense waiver	1.51%	#	1.51%	#	1.61%	#	1.61%	#	N/A
Net investment income (loss) to average daily net assets	(0.55%	)	(0.51%	)	(0.35%	)	(0.41%	)	(0.50%	)
Portfolio turnover rate	62%		53%		43%		98%		28%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.07		$10.34		$9.88	$10.29	$9.03
Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	(0.02)		(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.71		(4.25)		1.32	0.05	1.32
Total income (loss) from investment operations	1.71		(4.27)		1.27	0.00	1.26
Less distributions to shareholders:
From net realized gains	-		-		(0.80)	(0.41)	-
Tax return of capital	-		-		(0.01)	-	-
Total distributions	-		-		(0.81)	(0.41)	-
Net asset value, end of year	$7.78		$6.07		$10.34	$9.88	$10.29
Total Return ^,^^	28.17%		(41.30%	)	12.95%	(0.02% )	13.95%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$3,835		$3,626		$7,159	$8,278	$3,452
Ratio of expenses to average daily net assets:
Before expense waiver	1.38%		1.40%		1.36%	1.39%	1.38%
After expense waiver	N/A		N/A		N/A	N/A	1.35%	#
Net investment income (loss) to average daily net assets	(0.02%	)	(0.29%	)	(0.48% )	(0.55% )	(0.65%	)
Portfolio turnover rate	130%		93%		93%	98%	83%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.24		$10.62		$10.14	$10.53	$9.09
Income (loss) from investment operations:
Net investment income (loss) ***	0.01		(0.00	) †	(0.03)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.75		(4.38)		1.35	0.05	1.49
Total income (loss) from investment operations	1.76		(4.38)		1.32	0.02	1.44
Less distributions to shareholders:
From net investment income	(0.02)		-		-	-	-
From net realized gains	-		-		(0.83)	(0.41)	-
Tax return of capital	-		-		(0.01)	-	-
Total distributions	(0.02)		-		(0.84)	(0.41)	-
Net asset value, end of year	$7.98		$6.24		$10.62	$10.14	$10.53
Total Return ^	28.18%		(41.24%	)	13.16%	0.17%	15.84%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$14,855		$160		$1,572	$1,630	$1,032
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%		1.15%		1.11%	1.15%	1.09%
After expense waiver	N/A		N/A		N/A	N/A	1.06%	#
Net investment income (loss) to average daily net assets	0.17%		(0.04%	)	(0.24% )	(0.30% )	(0.55%	)
Portfolio turnover rate	130%		93%		93%	98%	83%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.17	$10.52	$10.05	$10.42	$9.10
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.01	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.74	(4.33)	1.34	0.06	1.34
Total income (loss) from investment operations	1.76	(4.32)	1.33	0.04	1.32
Less distributions to shareholders:
From net investment income	(0.01)	(0.01)	-	-	-
From net realized gains	-	-	(0.85)	(0.41)	-
Tax return of capital	-	(0.02)	(0.01)	-	-
Total distributions	(0.01)	(0.03)	(0.86)	(0.41)	-
Net asset value, end of year	$7.92	$6.17	$10.52	$10.05	$10.42
Total Return ^	28.57%	(41.08% )	13.36%	0.37%	14.51%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$11,942	$8,585	$13,237	$10,043	$12,099
Ratio of expenses to average daily net assets:
Before expense waiver	0.98%	1.00%	0.96%	0.98%	0.98%
After expense waiver	N/A	N/A	N/A	N/A	0.95%	#
Net investment income (loss) to average daily net assets	0.38%	0.13%	(0.08% )	(0.19% )	(0.26%	)
Portfolio turnover rate	130%	93%	93%	98%	83%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.21	$10.57	$10.09	$10.46	$9.14
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.01	(0.00)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.75	(4.34)	1.34	0.06	1.34
Total income (loss) from investment operations	1.78	(4.33)	1.34	0.04	1.32
Less distributions to shareholders:
From net investment income	(0.02)	(0.01)	-	-	-
From net realized gains	-	-	(0.85)	(0.41)	-
Tax return of capital	-	(0.02)	(0.01)	-	-
Total distributions	(0.02)	(0.03)	(0.86)	(0.41)	-
Net asset value, end of year	$7.97	$6.21	$10.57	$10.09	$10.46
Total Return ^	28.63%	(41.00% )	13.45%	0.36%	14.44%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$53,565	$10,390	$23,465	$20,909	$26,241
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%	0.96%	0.92%	0.94%	0.94%
After expense waiver	N/A	N/A	N/A	N/A	0.91%	#
Net investment income (loss) to average daily net assets	0.43%	0.15%	(0.04% )	(0.15% )	(0.21%	)
Portfolio turnover rate	130%	93%	93%	98%	83%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.03		$10.29	$9.86	$10.31	$9.07
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.05)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.69		(4.21)	1.31	0.05	1.33
Total income (loss) from investment operations	1.67		(4.26)	1.23	(0.04)	1.24
Less distributions to shareholders:
From net realized gains	-		-	(0.79)	(0.41)	-
Tax return of capital	-		-	(0.01)	-	-
Total distributions	-		-	(0.80)	(0.41)	-
Net asset value, end of year	$7.70		$6.03	$10.29	$9.86	$10.31
Total Return ^,^^	27.69%		(41.40% )	12.59%	(0.41% )	13.67%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1		$1	$1	$1	$1
Ratio of expenses to average daily net assets:
Before expense waiver	1.68%		1.71%	1.65%	1.69%	1.66%
After expense waiver	N/A		N/A	N/A	N/A	1.63%	#
Net investment income (loss) to average daily net assets	(0.31%	)	(0.63% )	(0.77% )	(0.93% )	(0.94%	)
Portfolio turnover rate	130%		93%	93%	98%	83%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$3.58		$7.12	$6.06		$6.47		$5.89
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.05)	(0.05)		(0.06)		(0.06)
Net realized and unrealized gain (loss) on investments	2.03		(3.29)	1.11		(0.35)		0.64
Total income (loss) from investment operations	2.00		(3.34)	1.06		(0.41)		0.58
Less distributions to shareholders:
From net realized gains	(0.00	) †	(0.20)	-		-		-
Total distributions	(0.00	) †	(0.20)	-		-		-
Net asset value, end of year	$5.58		$3.58	$7.12		$6.06		$6.47
Total Return ^,^^	56.17%		(46.67% )	17.49%		(6.34%	)	9.85%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$60,935		$45,137	$127,729		$114,139		$137,756
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.36%	1.36%		1.35%		1.35%
After expense waiver	N/A		N/A	N/A		1.33%	#	1.27%	#
Net investment income (loss) to average daily net assets	(0.65%	)	(0.86% )	(0.83%	)	(1.01%	)	(1.02%	)
Portfolio turnover rate	33%		32%	34%		49%		24%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$3.66		$7.26	$6.17		$6.56		$5.97
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.03)	(0.04)		(0.05)		(0.05)
Net realized and unrealized gain (loss) on investments	2.09		(3.37)	1.13		(0.34)		0.64
Total income (loss) from investment operations	2.07		(3.40)	1.09		(0.39)		0.59
Less distributions to shareholders:
From net realized gains	(0.00	) †	(0.20)	-		-		-
Total distributions	(0.00	) †	(0.20)	-		-		-
Net asset value, end of year	$5.73		$3.66	$7.26		$6.17		$6.56
Total Return ^	56.58%		(46.60% )	17.67%		(5.95%	)	9.88%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$61,774		$61,240	$135,033		$192,839		$193,605
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.11%	1.11%		1.10%		1.10%
After expense waiver	N/A		N/A	N/A		1.08%	#	1.02%	#
Net investment income (loss) to average daily net assets	(0.41%	)	(0.60% )	(0.60%	)	(0.76%	)	(0.77%	)
Portfolio turnover rate	33%		32%	34%		49%		24%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$3.71		$7.34	$6.22		$6.61		$6.00
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.03)	(0.03)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	2.11		(3.40)	1.15		(0.35)		0.65
Total income (loss) from investment operations	2.10		(3.43)	1.12		(0.39)		0.61
Less distributions to shareholders:
From net realized gains	(0.00	) †	(0.20)	-		-		-
Total distributions	(0.00	) †	(0.20)	-		-		-
Net asset value, end of year	$5.81		$3.71	$7.34		$6.22		$6.61
Total Return ^	56.63%		(46.49% )	18.01%		(5.90%	)	10.17%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$21,830		$16,755	$48,600		$53,940		$41,705
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%		0.96%	0.96%		0.95%		0.95%
After expense waiver	N/A		N/A	N/A		0.93%	#	0.87%	#
Net investment income (loss) to average daily net assets	(0.27%	)	(0.46% )	(0.44%	)	(0.61%	)	(0.62%	)
Portfolio turnover rate	33%		32%	34%		49%		24%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$3.74		$7.40	$6.26		$6.65		$6.03
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.02)	(0.02)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	2.14		(3.44)	1.16		(0.36)		0.65
Total income (loss) from investment operations	2.13		(3.46)	1.14		(0.39)		0.62
Less distributions to shareholders:
From net realized gains	(0.00	) †	(0.20)	-		-		-
Total distributions	(0.00	) †	(0.20)	-		-		-
Net asset value, end of year	$5.87		$3.74	$7.40		$6.26		$6.65
Total Return ^	56.97%		(46.53% )	18.21%		(5.86%	)	10.28%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$164,994		$112,415	$284,106		$239,162		$240,002
Ratio of expenses to average daily net assets:
Before expense waiver	0.87%		0.86%	0.86%		0.85%		0.85%
After expense waiver	N/A		N/A	N/A		0.83%	#	0.77%	#
Net investment income (loss) to average daily net assets	(0.15%	)	(0.36% )	(0.32%	)	(0.51%	)	(0.51%	)
Portfolio turnover rate	33%		32%	34%		49%		24%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$3.49		$6.98	$5.96		$6.37		$5.83
Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.07)	(0.07)		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments	1.98		(3.22)	1.09		(0.33)		0.62
Total income (loss) from investment operations	1.94		(3.29)	1.02		(0.41)		0.54
Less distributions to shareholders:
From net realized gains	(0.00	) †	(0.20)	-		-		-
Total distributions	(0.00	) †	(0.20)	-		-		-
Net asset value, end of year	$5.43		$3.49	$6.98		$5.96		$6.37
Total Return ^,^^	55.32%		(46.88% )	17.11%		(6.44%	)	9.26%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$93		$84	$944		$1,203		$1,034
Ratio of expenses to average daily net assets:
Before expense waiver	1.67%		1.66%	1.66%		1.65%		1.65%
After expense waiver	N/A		N/A	N/A		1.63%	#	1.57%	#
Net investment income (loss) to average daily net assets	(0.96%	)	(1.22% )	(1.13%	)	(1.31%	)	(1.32%	)
Portfolio turnover rate	33%		32%	34%		49%		24%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$2.97		$5.16	$4.37		$4.12		$4.09
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.02)	(0.03)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	1.59		(2.17)	0.82		0.27		0.05
Total income (loss) from investment operations	1.57		(2.19)	0.79		0.25		0.03
Net asset value, end of year	$4.54		$2.97	$5.16		$4.37		$4.12
Total Return ^,^^	52.86%		(42.44% )	17.81%		6.31%		0.73%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$18,508		$12,506	$22,454		$21,627		$26,216
Net expenses to average daily net assets	1.20%		1.17%	1.16%		1.15%		1.11%
Net investment income (loss) to average daily net assets	(0.45%	)	(0.57% )	(0.57%	)	(0.50%	)	(0.50%	)
Portfolio turnover rate	22%		10%	29%		7%		17%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$3.03		$5.25	$4.44		$4.17		$4.13
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.01)	(0.02)		(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	1.63		(2.21)	0.83		0.28		0.05
Total income (loss) from investment operations	1.62		(2.22)	0.81		0.27		0.04
Net asset value, end of year	$4.65		$3.03	$5.25		$4.44		$4.17
Total Return ^	53.47%		(42.29% )	18.24%		6.47%		0.97%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$6,620		$4,363	$10,335		$9,960		$13,000
Net expenses to average daily net assets	0.95%		0.92%	0.91%		0.90%		0.86%
Net investment income (loss) to average daily net assets	(0.19%	)	(0.32% )	(0.32%	)	(0.26%	)	(0.24%	)
Portfolio turnover rate	22%		10%	29%		7%		17%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$3.07		$5.30		$4.47		$4.19		$4.15
Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	(0.01)		(0.01)		(0.01)		(0.00	) †
Net realized and unrealized gain (loss) on investments	1.63		(2.22)		0.84		0.29		0.04
Total income (loss) from investment operations	1.63		(2.23)		0.83		0.28		0.04
Net asset value, end of year	$4.70		$3.07		$5.30		$4.47		$4.19
Total Return ^	53.09%		(42.08%	)	18.57%		6.68%		0.96%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,737		$1,922		$3,160		$1,495		$2,628
Net expenses to average daily net assets	0.80%		0.77%		0.77%		0.75%		0.71%
Net investment income (loss) to average daily net assets	(0.04%	)	(0.17%	)	(0.18%	)	(0.12%	)	(0.11%	)
Portfolio turnover rate	22%		10%		29%		7%		17%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$3.09		$5.35		$4.51		$4.22		$4.17
Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	(0.00	) †	(0.00	) †	(0.00	) †	(0.00	) †
Net realized and unrealized gain (loss) on investments	1.66		(2.26)		0.84		0.29		0.05
Total income (loss) from investment operations	1.66		(2.26)		0.84		0.29		0.05
Net asset value, end of year	$4.75		$3.09		$5.35		$4.51		$4.22
Total Return ^	53.72%		(42.24%	)	18.63%		6.87%		1.20%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$20,229		$10,781		$21,630		$16,179		$19,404
Net expenses to average daily net assets	0.70%		0.67%		0.66%		0.65%		0.61%
Net investment income (loss) to average daily net assets	0.06%		(0.08%	)	(0.07%	)	(0.00%	) ††	(0.01%	)
Portfolio turnover rate	22%		10%		29%		7%		17%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
†† Amount is less than 0.005%.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select NASDAQ-100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$2.91		$5.07	$4.31		$4.07		$4.05
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.04)	(0.04)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	1.55		(2.12)	0.80		0.27		0.05
Total income (loss) from investment operations	1.52		(2.16)	0.76		0.24		0.02
Net asset value, end of year	$4.43		$2.91	$5.07		$4.31		$4.07
Total Return ^,^^	52.23%		(42.60% )	17.63%		5.90%		0.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$317		$120	$494		$445		$451
Net expenses to average daily net assets	1.50%		1.47%	1.46%		1.45%		1.41%
Net investment income (loss) to average daily net assets	(0.74%	)	(0.85% )	(0.87%	)	(0.79%	)	(0.79%	)
Portfolio turnover rate	22%		10%	29%		7%		17%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.66	$16.09		$18.08	$16.70	$17.78
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.10		0.05	0.25	(0.00	) †
Net realized and unrealized gain (loss) on investments	5.36	(6.86)		0.25	3.02	0.53
Total income (loss) from investment operations	5.40	(6.76)		0.30	3.27	0.53
Less distributions to shareholders:
From net investment income	-	(0.12)		(0.03)	(0.26)	(0.01)
From net realized gains	-	(0.55)		(2.26)	(1.63)	(1.60)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.67)		(2.29)	(1.89)	(1.61)
Net asset value, end of year	$14.06	$8.66		$16.09	$18.08	$16.70
Total Return ^,^^	62.36%	(43.10%	)	1.52%	19.65%	2.98%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$161,884	$107,233		$224,393	$275,925	$252,047
Net expenses to average daily net assets	1.31%	1.31%		1.30%	1.29%	1.30%
Net investment income (loss) to average daily net assets	0.38%	0.80%		0.29%	1.39%	(0.01%	)
Portfolio turnover rate	43%	43%		44%	36%	31%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.80	$16.36		$18.34	$16.91	$17.98
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.14		0.08	0.30	0.05
Net realized and unrealized gain (loss) on investments	5.46	(7.00)		0.27	3.06	0.53
Total income (loss) from investment operations	5.53	(6.86)		0.35	3.36	0.58
Less distributions to shareholders:
From net investment income	-	(0.15)		(0.07)	(0.30)	(0.05)
From net realized gains	-	(0.55)		(2.26)	(1.63)	(1.60)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.70)		(2.33)	(1.93)	(1.65)
Net asset value, end of year	$14.33	$8.80		$16.36	$18.34	$16.91
Total Return ^	62.84%	(42.98%	)	1.79%	19.94%	3.26%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$98,934	$69,539		$159,281	$203,635	$180,827
Net expenses to average daily net assets	1.06%	1.06%		1.05%	1.04%	1.05%
Net investment income (loss) to average daily net assets	0.62%	1.05%		0.39%	1.66%	0.26%
Portfolio turnover rate	43%	43%		44%	36%	31%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.87	$16.49		$18.47	$17.02	$18.08
Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.16		0.09	0.32	0.07
Net realized and unrealized gain (loss) on investments	5.51	(7.06)		0.29	3.09	0.55
Total income (loss) from investment operations	5.60	(6.90)		0.38	3.41	0.62
Less distributions to shareholders:
From net investment income	-	(0.17)		(0.10)	(0.33)	(0.08)
From net realized gains	-	(0.55)		(2.26)	(1.63)	(1.60)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.72)		(2.36)	(1.96)	(1.68)
Net asset value, end of year	$14.47	$8.87		$16.49	$18.47	$17.02
Total Return ^	63.13%	(42.89%	)	1.92%	20.12%	3.44%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$64,121	$56,399		$131,434	$144,555	$116,392
Net expenses to average daily net assets	0.91%	0.91%		0.90%	0.89%	0.90%
Net investment income (loss) to average daily net assets	0.78%	1.17%		0.49%	1.79%	0.40%
Portfolio turnover rate	43%	43%		44%	36%	31%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.94	$16.62		$18.59	$17.11	$18.18
Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.17		0.13	0.34	0.09
Net realized and unrealized gain (loss) on investments	5.55	(7.11)		0.28	3.12	0.54
Total income (loss) from investment operations	5.65	(6.94)		0.41	3.46	0.63
Less distributions to shareholders:
From net investment income	-	(0.19)		(0.12)	(0.35)	(0.10)
From net realized gains	-	(0.55)		(2.26)	(1.63)	(1.60)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.74)		(2.38)	(1.98)	(1.70)
Net asset value, end of year	$14.59	$8.94		$16.62	$18.59	$17.11
Total Return ^	63.20%	(42.82%	)	2.07%	20.28%	3.45%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$262,825	$142,372		$349,391	$348,859	$354,769
Net expenses to average daily net assets	0.81%	0.81%		0.80%	0.79%	0.80%
Net investment income (loss) to average daily net assets	0.89%	1.27%		0.67%	1.89%	0.50%
Portfolio turnover rate	43%	43%		44%	36%	31%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.48	$15.77		$17.79	$16.48	$17.60
Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.07		(0.02)	0.18	(0.05)
Net realized and unrealized gain (loss) on investments	5.24	(6.72)		0.26	2.99	0.53
Total income (loss) from investment operations	5.25	(6.65)		0.24	3.17	0.48
Less distributions to shareholders:
From net investment income	-	(0.09)		-	(0.23)	-
From net realized gains	-	(0.55)		(2.26)	(1.63)	(1.60)
Tax return of capital	-	(0.00	) †	-	-	-
Total distributions	-	(0.64)		(2.26)	(1.86)	(1.60)
Net asset value, end of year	$13.73	$8.48		$15.77	$17.79	$16.48
Total Return ^,^^	61.91%	(43.29%	)	1.21%	19.35%	2.61%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,617	$1,522		$2,723	$2,567	$1,820
Net expenses to average daily net assets	1.61%	1.60%		1.60%	1.60%	1.60%
Net investment income (loss) to average daily net assets	0.07%	0.54%		(0.08% )	1.03%	(0.27% )
Portfolio turnover rate	43%	43%		44%	36%	31%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid–Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.43	$9.72		$11.40	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.05		0.09	0.02
Net realized and unrealized gain (loss) on investments	1.84	(3.25)		(1.10)	1.41
Total income (loss) from investment operations	1.89	(3.20)		(1.01)	1.43
Less distributions to shareholders:
From net investment income	(0.05)	(0.08)		(0.04)	(0.02)
From net realized gains	-	(0.00	) †	(0.63)	(0.01)
Tax return of capital	-	(0.01)		-	-
Total distributions	(0.05)	(0.09)		(0.67)	(0.03)
Net asset value, end of period	$8.27	$6.43		$9.72	$11.40
Total Return ^,^^	29.40%	(32.94%	)	(8.97% )	14.27%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,145	$4,444		$9,490	$497
Ratio of expenses to average daily net assets:
Before expense waiver	1.33%	1.30%		1.30%	2.02%	*
After expense waiver	N/A	N/A		N/A	1.38%	*#
Net investment income (loss) to average daily net assets	0.74%	0.56%		0.82%	0.45%	*
Portfolio turnover rate	66%	34%		49%	7%	**

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.44	$9.75		$11.42	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.07		0.11	0.05
Net realized and unrealized gain (loss) on investments	1.84	(3.27)		(1.10)	1.39
Total income (loss) from investment operations	1.91	(3.20)		(0.99)	1.44
Less distributions to shareholders:
From net investment income	(0.06)	(0.09)		(0.05)	(0.01)
From net realized gains	-	(0.00	) †	(0.63)	(0.01)
Tax return of capital	-	(0.02)		-	-
Total distributions	(0.06)	(0.11)		(0.68)	(0.02)
Net asset value, end of period	$8.29	$6.44		$9.75	$11.42
Total Return ^	29.70%	(32.77%	)	(8.74% )	14.47%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$37,197	$32,488		$74,131	$1,628
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%	1.05%		1.05%	1.77%	*
After expense waiver	N/A	N/A		N/A	1.13%	*#
Net investment income (loss) to average daily net assets	0.96%	0.81%		0.95%	1.31%	*
Portfolio turnover rate	66%	34%		49%	7%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period August 29, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid–Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.43	$9.75		$11.43	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.09		0.17	0.03
Net realized and unrealized gain (loss) on investments	1.85	(3.28)		(1.15)	1.40
Total income (loss) from investment operations	1.92	(3.19)		(0.98)	1.43
Less distributions to shareholders:
From net investment income	(0.05)	(0.11)		(0.07)	-
From net realized gains	-	(0.00	) †	(0.63)	-
Tax return of capital	-	(0.02)		-	-
Total distributions	(0.05)	(0.13)		(0.70)	-
Net asset value, end of period	$8.30	$6.43		$9.75	$11.43
Total Return ^	29.94%	(32.67%	)	(8.66% )	14.42%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$470	$2,174		$1,163	$-
Ratio of expenses to average daily net assets:
Before expense waiver	0.93%	0.90%		0.90%	1.62%	*
After expense waiver	N/A	N/A		N/A	0.98%	*#
Net investment income (loss) to average daily net assets	1.12%	1.14%		1.45%	0.68%	*
Portfolio turnover rate	66%	34%		49%	7%	**

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.43	$9.75		$11.42	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.09		0.14	0.06
Net realized and unrealized gain (loss) on investments	1.85	(3.27)		(1.10)	1.39
Total income (loss) from investment operations	1.93	(3.18)		(0.96)	1.45
Less distributions to shareholders:
From net investment income	(0.08)	(0.12)		(0.08)	(0.02)
From net realized gains	-	(0.00	) †	(0.63)	(0.01)
Tax return of capital	-	(0.02)		-	-
Total distributions	(0.08)	(0.14)		(0.71)	(0.03)
Net asset value, end of period	$8.28	$6.43		$9.75	$11.42
Total Return ^	30.02%	(32.61%	)	(8.53% )	14.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$71,351	$60,858		$123,216	$60,708
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.80%		0.80%	1.52%	*
After expense waiver	N/A	N/A		N/A	0.88%	*#
Net investment income (loss) to average daily net assets	1.22%	1.07%		1.19%	1.51%	*
Portfolio turnover rate	66%	34%		49%	7%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period August 29, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid–Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Period Ended 12/31/06+
Net asset value, beginning of period	$6.44	$9.75		$11.41		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.03		(0.00	) †	(0.00	) †
Net realized and unrealized gain (loss) on investments	1.83	(3.26)		(1.03)		1.41
Total income (loss) from investment operations	1.86	(3.23)		(1.03)		1.41
Less distributions to shareholders:
From net investment income	(0.03)	(0.07)		-		-
From net realized gains	-	(0.00	) †	(0.63)		-
Tax return of capital	-	(0.01)		-		-
Total distributions	(0.03)	(0.08)		(0.63)		-
Net asset value, end of period	$8.27	$6.44		$9.75		$11.41
Total Return ^,^^	29.06%	(33.23%	)	(9.13%	)	14.22%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$46	$31		$38		$-
Ratio of expenses to average daily net assets:
Before expense waiver	1.63%	1.60%		1.60%		2.32%	*
After expense waiver	N/A	N/A		N/A		1.68%	*#
Net investment income (loss) to average daily net assets	0.43%	0.32%		(0.00%	) ††	(0.02%	) *
Portfolio turnover rate	66%	34%		49%		7%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
†† Amount is less than 0.005%.
+ For the period August 29, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.14	$9.34		$10.90	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.09		0.18	0.10
Net realized and unrealized gain (loss) on investments	1.27	(3.21)		(1.53)	0.84
Total income (loss) from investment operations	1.30	(3.12)		(1.35)	0.94
Less distributions to shareholders:
From net investment income	(0.04)	(0.08)		(0.13)	(0.04)
From net realized gains	-	(0.00	) †	(0.08)	-
Tax return of capital	-	(0.00	) †	-	-
Total distributions	(0.04)	(0.08)		(0.21)	(0.04)
Net asset value, end of period	$7.40	$6.14		$9.34	$10.90
Total Return ^,^^	21.11%	(33.30%	)	(12.35% )	9.32%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,833	$7,950		$15,737	$3,653
Ratio of expenses to average daily net assets:
Before expense waiver	1.39%	1.37%		1.35%	1.72%	*
After expense waiver	N/A	N/A		N/A	1.40%	*#
Net investment income (loss) to average daily net assets	0.56%	1.07%		1.74%	1.23%	*
Portfolio turnover rate	175%	110%		68%	63%	**

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.14	$9.36		$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.11		0.20	0.13
Net realized and unrealized gain (loss) on investments	1.26	(3.22)		(1.53)	0.83
Total income (loss) from investment operations	1.31	(3.11)		(1.33)	0.96
Less distributions to shareholders:
From net investment income	(0.05)	(0.11)		(0.14)	(0.05)
From net realized gains	-	(0.00	) †	(0.08)	-
Tax return of capital	-	(0.00	) †	-	-
Total distributions	(0.05)	(0.11)		(0.22)	(0.05)
Net asset value, end of period	$7.40	$6.14		$9.36	$10.91
Total Return ^	21.39%	(33.12%	)	(12.22% )	9.61%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$24,629	$24,811		$42,168	$1,041
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	1.12%		1.10%	1.47%	*
After expense waiver	N/A	N/A		N/A	1.15%	*#
Net investment income (loss) to average daily net assets	0.81%	1.36%		1.91%	1.69%	*
Portfolio turnover rate	175%	110%		68%	63%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period March 31, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.14	$9.36		$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.12		0.24	0.10
Net realized and unrealized gain (loss) on investments	1.26	(3.22)		(1.56)	0.86
Total income (loss) from investment operations	1.32	(3.10)		(1.32)	0.96
Less distributions to shareholders:
From net investment income	(0.06)	(0.12)		(0.15)	(0.05)
From net realized gains	-	(0.00	) †	(0.08)	-
Tax return of capital	-	(0.00	) †	-	-
Total distributions	(0.06)	(0.12)		(0.23)	(0.05)
Net asset value, end of period	$7.40	$6.14		$9.36	$10.91
Total Return ^	21.54%	(33.01%	)	(12.06% )	9.61%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,496	$4,679		$9,343	$2,402
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%	0.97%		0.95%	1.32%	*
After expense waiver	N/A	N/A		N/A	1.00%	*#
Net investment income (loss) to average daily net assets	0.96%	1.47%		2.27%	1.34%	*
Portfolio turnover rate	175%	110%		68%	63%	**

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.14	$9.37		$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.13		0.24	0.11
Net realized and unrealized gain (loss) on investments	1.28	(3.23)		(1.54)	0.85
Total income (loss) from investment operations	1.34	(3.10)		(1.30)	0.96
Less distributions to shareholders:
From net investment income	(0.07)	(0.13)		(0.16)	(0.05)
From net realized gains	-	(0.00	) †	(0.08)	-
Tax return of capital	-	(0.00	) †	-	-
Total distributions	(0.07)	(0.13)		(0.24)	(0.05)
Net asset value, end of period	$7.41	$6.14		$9.37	$10.91
Total Return ^	21.83%	(32.97%	)	(12.02% )	9.74%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$62,397	$55,899		$90,057	$29,939
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	0.87%		0.85%	1.22%	*
After expense waiver	N/A	N/A		N/A	0.95%	*#
Net investment income (loss) to average daily net assets	1.06%	1.58%		2.21%	1.40%	*
Portfolio turnover rate	175%	110%		68%	63%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period March 31, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$6.16	$9.34		$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.06		0.16	0.04
Net realized and unrealized gain (loss) on investments	1.25	(3.18)		(1.54)	0.87
Total income (loss) from investment operations	1.27	(3.12)		(1.38)	0.91
Less distributions to shareholders:
From net investment income	-	(0.06)		(0.11)	-
From net realized gains	-	(0.00	) †	(0.08)	-
Tax return of capital	-	(0.00	) †	-	-
Total distributions	-	(0.06)		(0.19)	-
Net asset value, end of period	$7.43	$6.16		$9.34	$10.91
Total Return ^,^^	20.81%	(33.49%	)	(12.64% )	9.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$15	$197		$284	$109
Ratio of expenses to average daily net assets:
Before expense waiver	1.69%	1.67%		1.65%	2.02%	*
After expense waiver	N/A	N/A		N/A	1.70%	*#
Net investment income (loss) to average daily net assets	0.28%	0.76%		1.52%	0.50%	*
Portfolio turnover rate	175%	110%		68%	63%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period March 31, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.67	$12.59	$15.32	$14.28	$14.28
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.02	0.02	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	2.31	(3.53)	(0.36)	2.07	0.68
Total income (loss) from investment operations	2.33	(3.51)	(0.34)	2.04	0.65
Less distributions to shareholders:
From net investment income	(0.03)	-	-	-	-
From net realized gains	-	(0.41)	(2.39)	(1.00)	(0.65)
Total distributions	(0.03)	(0.41)	(2.39)	(1.00)	(0.65)
Net asset value, end of year	$10.97	$8.67	$12.59	$15.32	$14.28
Total Return ^,^^	26.90%	(27.94% )	(2.09% )	14.46%	4.56%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$92,728	$84,721	$132,697	$174,732	$136,675
Net expenses to average daily net assets	1.50%	1.49%	1.49%	1.49%	1.49%
Net investment income (loss) to average daily net assets	0.19%	0.14%	0.11%	(0.18% )	(0.24% )
Portfolio turnover rate	30%	37%	39%	50%	56%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.78	$12.70	$15.43	$14.34	$14.31
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.04	0.05	0.01	0.00 †
Net realized and unrealized gain (loss) on investments	2.34	(3.55)	(0.36)	2.08	0.68
Total income (loss) from investment operations	2.38	(3.51)	(0.31)	2.09	0.68
Less distributions to shareholders:
From net investment income	(0.05)	-	(0.03)	-	-
From net realized gains	-	(0.41)	(2.39)	(1.00)	(0.65)
Total distributions	(0.05)	(0.41)	(2.42)	(1.00)	(0.65)
Net asset value, end of year	$11.11	$8.78	$12.70	$15.43	$14.34
Total Return ^	27.17%	(27.70% )	(1.89% )	14.75%	4.76%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$52,856	$46,039	$103,887	$163,441	$125,631
Net expenses to average daily net assets	1.25%	1.24%	1.24%	1.24%	1.24%
Net investment income (loss) to average daily net assets	0.45%	0.36%	0.32%	0.07%	0.00% ††
Portfolio turnover rate	30%	37%	39%	50%	56%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
†† Amount is less than 0.005%.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.83	$12.80	$15.53	$14.41	$14.35
Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.06	0.07	0.04	0.02
Net realized and unrealized gain (loss) on investments	2.37	(3.60)	(0.36)	2.09	0.69
Total income (loss) from investment operations	2.43	(3.54)	(0.29)	2.13	0.71
Less distributions to shareholders:
From net investment income	(0.07)	(0.02)	(0.05)	(0.01)	-
From net realized gains	-	(0.41)	(2.39)	(1.00)	(0.65)
Total distributions	(0.07)	(0.43)	(2.44)	(1.01)	(0.65)
Net asset value, end of year	$11.19	$8.83	$12.80	$15.53	$14.41
Total Return ^	27.52%	(27.72% )	(1.72% )	14.93%	4.96%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$77,398	$73,216	$100,730	$174,630	$98,126
Net expenses to average daily net assets	1.10%	1.09%	1.09%	1.09%	1.09%
Net investment income (loss) to average daily net assets	0.60%	0.55%	0.47%	0.22%	0.13%
Portfolio turnover rate	30%	37%	39%	50%	56%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.87	$12.84	$15.58	$14.46	$14.39
Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.07	0.09	0.04	0.03
Net realized and unrealized gain (loss) on investments	2.37	(3.61)	(0.38)	2.09	0.69
Total income (loss) from investment operations	2.43	(3.54)	(0.29)	2.13	0.72
Less distributions to shareholders:
From net investment income	(0.07)	(0.02)	(0.06)	(0.01)	-
From net realized gains	-	(0.41)	(2.39)	(1.00)	(0.65)
Total distributions	(0.07)	(0.43)	(2.45)	(1.01)	(0.65)
Net asset value, end of year	$11.23	$8.87	$12.84	$15.58	$14.46
Total Return ^	27.45%	(27.65% )	(1.68% )	14.97%	5.01%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$232,379	$186,899	$241,742	$288,826	$221,271
Net expenses to average daily net assets	1.06%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss) to average daily net assets	0.63%	0.59%	0.58%	0.26%	0.20%
Portfolio turnover rate	30%	37%	39%	50%	56%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.44	$12.31	$15.08	$14.11	$14.16
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)	(0.02)	(0.02)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	2.25	(3.44)	(0.36)	2.04	0.68
Total income (loss) from investment operations	2.24	(3.46)	(0.38)	1.97	0.60
Less distributions to shareholders:
From net investment income	(0.01)	-	-	-	-
From net realized gains	-	(0.41)	(2.39)	(1.00)	(0.65)
Total distributions	(0.01)	(0.41)	(2.39)	(1.00)	(0.65)
Net asset value, end of year	$10.67	$8.44	$12.31	$15.08	$14.11
Total Return ^,^^	26.49%	(28.18% )	(2.40% )	14.14%	4.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,590	$1,101	$1,633	$1,398	$1,251
Net expenses to average daily net assets	1.80%	1.79%	1.79%	1.79%	1.79%
Net investment income (loss) to average daily net assets	(0.10% )	(0.16% )	(0.13% )	(0.48% )	(0.54% )
Portfolio turnover rate	30%	37%	39%	50%	56%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.00		$11.35	$10.35		$9.82	$8.74
Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.06)	(0.08)		0.02	(0.05)
Net realized and unrealized gain (loss) on investments	2.37		(5.29)	1.08		0.53	1.13
Total income (loss) from investment operations	2.33		(5.35)	1.00		0.55	1.08
Less distributions to shareholders:
From net investment income	-		-	-		(0.02)	-
Total distributions	-		-	-		(0.02)	-
Net asset value, end of year	$8.33		$6.00	$11.35		$10.35	$9.82
Total Return ^,^^	38.83%		(47.14% )	9.66%		5.47%	12.47%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,208		$10,726	$27,120		$30,406	$34,053
Net expenses to average daily net assets	1.37%		1.35%	1.30%		1.31%	1.30%
Net investment income (loss) to average daily net assets	(0.65%	)	(0.69% )	(0.72%	)	0.18%	(0.59%	)
Portfolio turnover rate	143%		151%	193%		130%	117%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.14		$11.58	$10.53		$10.00	$8.87
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.04)	(0.05)		0.05	(0.03)
Net realized and unrealized gain (loss) on investments	2.43		(5.40)	1.10		0.52	1.16
Total income (loss) from investment operations	2.40		(5.44)	1.05		0.57	1.13
Less distributions to shareholders:
From net investment income	-		-	-		(0.04)	-
Total distributions	-		-	-		(0.04)	-
Net asset value, end of year	$8.54		$6.14	$11.58		$10.53	$10.00
Total Return ^	39.09%		(46.98% )	9.97%		5.74%	12.74%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$17,502		$16,919	$38,904		$33,742	$42,353
Net expenses to average daily net assets	1.12%		1.10%	1.05%		1.06%	1.05%
Net investment income (loss) to average daily net assets	(0.40%	)	(0.44% )	(0.48%	)	0.43%	(0.35%	)
Portfolio turnover rate	143%		151%	193%		130%	117%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.21		$11.70	$10.62		$10.08	$8.94
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.03)	(0.03)		0.06	(0.02)
Net realized and unrealized gain (loss) on investments	2.47		(5.46)	1.11		0.54	1.16
Total income (loss) from investment operations	2.45		(5.49)	1.08		0.60	1.14
Less distributions to shareholders:
From net investment income	-		-	-		(0.06)	-
Total distributions	-		-	-		(0.06)	-
Net asset value, end of year	$8.66		$6.21	$11.70		$10.62	$10.08
Total Return ^	39.45%		(46.92% )	10.17%		5.90%	12.86%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,705		$3,326	$5,944		$19,475	$21,345
Net expenses to average daily net assets	0.98%		0.95%	0.90%		0.91%	0.90%
Net investment income (loss) to average daily net assets	(0.25%	)	(0.28% )	(0.30%	)	0.55%	(0.19%	)
Portfolio turnover rate	143%		151%	193%		130%	117%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$6.24		$11.74	$10.65		$10.12	$8.97
Income (loss) from investment operations:
Net investment income (loss) ***	(0.01)		(0.02)	(0.03)		0.06	(0.01)
Net realized and unrealized gain (loss) on investments	2.47		(5.48)	1.12		0.54	1.16
Total income (loss) from investment operations	2.46		(5.50)	1.09		0.60	1.15
Less distributions to shareholders:
From net investment income	-		-	-		(0.07)	-
Total distributions	-		-	-		(0.07)	-
Net asset value, end of year	$8.70		$6.24	$11.74		$10.65	$10.12
Total Return ^	39.42%		(46.85% )	10.23%		5.97%	12.82%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$43,513		$41,539	$86,268		$68,251	$70,676
Net expenses to average daily net assets	0.90%		0.88%	0.83%		0.84%	0.83%
Net investment income (loss) to average daily net assets	(0.18%	)	(0.23% )	(0.26%	)	0.59%	(0.12%	)
Portfolio turnover rate	143%		151%	193%		130%	117%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05†††
Net asset value, beginning of year	$5.89		$11.17	$10.21		$9.71		$8.67
Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		(0.09)	(0.11)		(0.00	) †	(0.08)
Net realized and unrealized gain (loss) on investments	2.32		(5.19)	1.07		0.50		1.12
Total income (loss) from investment operations	2.26		(5.28)	0.96		0.50		1.04
Net asset value, end of year	$8.15		$5.89	$11.17		$10.21		$9.71
Total Return ^,^^	38.37%		(47.27% )	9.40%		5.15%		12.00%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$250		$185	$336		$246		$167
Net expenses to average daily net assets	1.67%		1.65%	1.60%		1.61%		1.60%
Net investment income (loss) to average daily net assets	(0.95%	)	(0.98% )	(1.02%	)	(0.01%	)	(0.89%	)
Portfolio turnover rate	143%		151%	193%		130%		117%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.14		$14.75	$14.05	$14.13	$13.09
Income (loss) from investment operations:
Net investment income (loss) ***	(0.07)		(0.08)	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	3.67		(5.92)	2.26	1.01	1.74
Total income (loss) from investment operations	3.60		(6.00)	2.19	0.97	1.65
Less distributions to shareholders:
From net realized gains	-		(0.61)	(1.49)	(1.05)	(0.61)
Total distributions	-		(0.61)	(1.49)	(1.05)	(0.61)
Net asset value, end of year	$11.74		$8.14	$14.75	$14.05	$14.13
Total Return ^,^^	44.23%		(41.26% )	15.74%	6.97%	12.63%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$308,326		$211,358	$397,924	$318,260	$310,072
Net expenses to average daily net assets	1.36%		1.35%	1.34%	1.35%	1.35%
Net investment income (loss) to average daily net assets	(0.75%	)	(0.67% )	(0.47% )	(0.29% )	(0.68% )
Portfolio turnover rate	55%		33%	41%	42%	28%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.32		$15.02	$14.28	$14.34	$13.24
Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.05)	(0.03)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	3.76		(6.04)	2.29	1.04	1.77
Total income (loss) from investment operations	3.71		(6.09)	2.26	1.03	1.71
Less distributions to shareholders:
From net realized gains	-		(0.61)	(1.52)	(1.09)	(0.61)
Total distributions	-		(0.61)	(1.52)	(1.09)	(0.61)
Net asset value, end of year	$12.03		$8.32	$15.02	$14.28	$14.34
Total Return ^	44.59%		(41.12% )	15.99%	7.28%	12.94%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$362,500		$258,165	$546,924	$531,194	$508,296
Net expenses to average daily net assets	1.11%		1.10%	1.09%	1.10%	1.10%
Net investment income (loss) to average daily net assets	(0.50%	)	(0.43% )	(0.21% )	(0.05% )	(0.43% )
Portfolio turnover rate	55%		33%	41%	42%	28%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.43		$15.19	$14.43		$14.48	$13.35
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.04)	(0.01)		0.01	(0.04)
Net realized and unrealized gain (loss) on investments	3.82		(6.11)	2.32		1.06	1.78
Total income (loss) from investment operations	3.79		(6.15)	2.31		1.07	1.74
Less distributions to shareholders:
From net realized gains	-		(0.61)	(1.55)		(1.12)	(0.61)
Total distributions	-		(0.61)	(1.55)		(1.12)	(0.61)
Net asset value, end of year	$12.22		$8.43	$15.19		$14.43	$14.48
Total Return ^	44.96%		(41.05% )	16.15%		7.45%	13.06%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$161,421		$105,886	$229,983		$178,542	$139,779
Net expenses to average daily net assets	0.96%		0.95%	0.94%		0.95%	0.95%
Net investment income (loss) to average daily net assets	(0.34%	)	(0.28% )	(0.07%	)	0.10%	(0.28% )
Portfolio turnover rate	55%		33%	41%		42%	28%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$8.49		$15.28	$14.50		$14.54	$13.39
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.02)	(0.00	) †	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	3.85		(6.16)	2.34		1.05	1.79
Total income (loss) from investment operations	3.82		(6.18)	2.34		1.08	1.76
Less distributions to shareholders:
From net investment income	(0.00	) †	-	-		-	-
From net realized gains	-		(0.61)	(1.56)		(1.12)	(0.61)
Total distributions	(0.00	) †	(0.61)	(1.56)		(1.12)	(0.61)
Net asset value, end of year	$12.31		$8.49	$15.28		$14.50	$14.54
Total Return ^	45.00%		(41.00% )	16.32%		7.55%	13.17%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$364,961		$221,677	$398,427		$229,547	$273,591
Net expenses to average daily net assets	0.87%		0.86%	0.86%		0.86%	0.86%
Net investment income (loss) to average daily net assets	(0.26%	)	(0.18% )	(0.03%	)	0.21%	(0.19% )
Portfolio turnover rate	55%		33%	41%		42%	28%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$7.97		$14.50	$13.84	$13.95	$12.97
Income (loss) from investment operations:
Net investment income (loss) ***	(0.10)		(0.12)	(0.12)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	3.59		(5.80)	2.22	1.01	1.72
Total income (loss) from investment operations	3.49		(5.92)	2.10	0.92	1.59
Less distributions to shareholders:
From net realized gains	-		(0.61)	(1.44)	(1.03)	(0.61)
Total distributions	-		(0.61)	(1.44)	(1.03)	(0.61)
Net asset value, end of year	$11.46		$7.97	$14.50	$13.84	$13.95
Total Return ^,^^	43.79%		(41.42% )	15.36%	6.68%	12.28%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,117		$1,207	$3,923	$2,674	$1,755
Net expenses to average daily net assets	1.66%		1.65%	1.65%	1.65%	1.65%
Net investment income (loss) to average daily net assets	(1.05%	)	(0.97% )	(0.79% )	(0.63% )	(0.97% )
Portfolio turnover rate	55%		33%	41%	42%	28%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$9.65		$16.09	$15.98		$15.72	$14.22
Income (loss) from investment operations:
Net investment income (loss) ***	(0.11)		(0.06)	(0.14)		(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	3.84		(6.38)	1.63		1.53	1.62
Total income (loss) from investment operations	3.73		(6.44)	1.49		1.40	1.50
Less distributions to shareholders:
From net realized gains	-		-	(1.38)		(1.14)	-
Tax return of capital	-		-	(0.00	) †	-	-
Total distributions	-		-	(1.38)		(1.14)	-
Net asset value, end of year	$13.38		$9.65	$16.09		$15.98	$15.72
Total Return ^,^^	38.65%		(40.02% )	9.58%		8.91%	10.55%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$75,428		$60,323	$112,757		$114,136	$98,945
Net expenses to average daily net assets	1.53%		1.52%	1.51%		1.51%	1.51%
Net investment income (loss) to average daily net assets	(1.05%	)	(0.42% )	(0.81%	)	(0.80% )	(0.83%	)
Portfolio turnover rate	91%		92%	70%		84%	59%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$9.88		$16.43	$16.29		$15.97	$14.41
Income (loss) from investment operations:
Net investment income (loss) ***	(0.09)		(0.02)	(0.10)		(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	3.94		(6.53)	1.67		1.55	1.64
Total income (loss) from investment operations	3.85		(6.55)	1.57		1.46	1.56
Less distributions to shareholders:
From net realized gains	-		-	(1.43)		(1.14)	-
Tax return of capital	-		-	(0.00	) †	-	-
Total distributions	-		-	(1.43)		(1.14)	-
Net asset value, end of year	$13.73		$9.88	$16.43		$16.29	$15.97
Total Return ^	38.97%		(39.90% )	9.90%		9.15%	10.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$59,458		$60,124	$111,010		$92,914	$108,840
Net expenses to average daily net assets	1.28%		1.27%	1.26%		1.26%	1.26%
Net investment income (loss) to average daily net assets	(0.80%	)	(0.16% )	(0.55%	)	(0.55% )	(0.58%	)
Portfolio turnover rate	91%		92%	70%		84%	59%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$10.02		$16.64		$16.48		$16.11	$14.52
Income (loss) from investment operations:
Net investment income (loss) ***	(0.07)		(0.00	) †	(0.07)		(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	3.99		(6.62)		1.68		1.58	1.65
Total income (loss) from investment operations	3.92		(6.62)		1.61		1.51	1.59
Less distributions to shareholders:
From net realized gains	-		-		(1.45)		(1.14)	-
Tax return of capital	-		-		(0.00	) †	-	-
Total distributions	-		-		(1.45)		(1.14)	-
Net asset value, end of year	$13.94		$10.02		$16.64		$16.48	$16.11
Total Return ^	39.12%		(39.78%	)	9.99%		9.32%	11.02%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$86,922		$69,313		$121,462		$133,777	$95,822
Net expenses to average daily net assets	1.13%		1.12%		1.11%		1.11%	1.11%
Net investment income (loss) to average daily net assets	(0.65%	)	(0.03%	)	(0.41%	)	(0.41% )	(0.44%	)
Portfolio turnover rate	91%		92%		70%		84%	59%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$10.14		$16.82		$16.64		$16.24	$14.61
Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		0.01		(0.05)		(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	4.05		(6.69)		1.71		1.58	1.67
Total income (loss) from investment operations	3.99		(6.68)		1.66		1.54	1.63
Less distributions to shareholders:
From net realized gains	-		-		(1.48)		(1.14)	-
Tax return of capital	-		-		(0.00	) †	-	-
Total distributions	-		-		(1.48)		(1.14)	-
Net asset value, end of year	$14.13		$10.14		$16.82		$16.64	$16.24
Total Return ^	39.35%		(39.71%	)	10.14%		9.49%	11.23%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$263,305		$178,508		$341,265		$284,413	$288,954
Net expenses to average daily net assets	0.99%		0.98%		0.97%		0.97%	0.97%
Net investment income (loss) to average daily net assets	(0.51%	)	0.10%		(0.26%	)	(0.26% )	(0.29%	)
Portfolio turnover rate	91%		92%		70%		84%	59%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$9.43		$15.78	$15.70		$15.51	$14.07
Income (loss) from investment operations:
Net investment income (loss) ***	(0.15)		(0.11)	(0.19)		(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	3.76		(6.24)	1.61		1.51	1.60
Total income (loss) from investment operations	3.61		(6.35)	1.42		1.33	1.44
Less distributions to shareholders:
From net realized gains	-		-	(1.34)		(1.14)	-
Tax return of capital	-		-	(0.00	) †	-	-
Total distributions	-		-	(1.34)		(1.14)	-
Net asset value, end of year	$13.04		$9.43	$15.78		$15.70	$15.51
Total Return ^,^^	38.28%		(40.24% )	9.28%		8.51%	10.31%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$515		$317	$1,105		$990	$930
Net expenses to average daily net assets	1.83%		1.82%	1.81%		1.81%	1.81%
Net investment income (loss) to average daily net assets	(1.36%	)	(0.82% )	(1.11%	)	(1.11% )	(1.13%	)
Portfolio turnover rate	91%		92%	70%		84%	59%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.51		$9.78	$10.40	$9.69	$10.05
Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.07)	(0.11)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	1.74		(4.14)	0.52	1.54	(0.02)
Total income (loss) from investment operations	1.70		(4.21)	0.41	1.42	(0.13)
Less distributions to shareholders:
From net realized gains	-		(0.06)	(1.03)	(0.71)	(0.23)
Total distributions	-		(0.06)	(1.03)	(0.71)	(0.23)
Net asset value, end of year	$7.21		$5.51	$9.78	$10.40	$9.69
Total Return ^,^^	30.85%		(43.26% )	4.09%	14.95%	(1.09% )
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,340		$13,367	$49,662	$69,380	$62,461
Ratio of expenses to average daily net assets:
Before expense waiver	1.61%		1.56%	1.53%	1.55%	1.54%
After expense waiver	N/A		N/A	N/A	N/A	1.52% #
Net investment income (loss) to average daily net assets	(0.69%	)	(0.91% )	(1.04% )	(1.15% )	(1.18% )
Portfolio turnover rate	120%		129%	82%	102%	149%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.63		$9.96	$10.57	$9.81	$10.14
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.05)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	1.78		(4.22)	0.54	1.56	(0.01)
Total income (loss) from investment operations	1.75		(4.27)	0.45	1.47	(0.10)
Less distributions to shareholders:
From net realized gains	-		(0.06)	(1.06)	(0.71)	(0.23)
Total distributions	-		(0.06)	(1.06)	(0.71)	(0.23)
Net asset value, end of year	$7.38		$5.63	$9.96	$10.57	$9.81
Total Return ^	31.08%		(43.08% )	4.39%	15.28%	(0.88% )
Ratios / Supplemental Data:
Net assets, end of year (000's)	$10,178		$8,625	$36,372	$31,256	$28,468
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%		1.31%	1.28%	1.30%	1.29%
After expense waiver	N/A		N/A	N/A	N/A	1.26% #
Net investment income (loss) to average daily net assets	(0.43%	)	(0.64% )	(0.78% )	(0.89% )	(0.91% )
Portfolio turnover rate	120%		129%	82%	102%	149%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.68		$10.05	$10.65	$9.87	$10.19
Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.04)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.82		(4.27)	0.54	1.57	(0.02)
Total income (loss) from investment operations	1.78		(4.31)	0.47	1.49	(0.09)
Less distributions to shareholders:
From net realized gains	-		(0.06)	(1.07)	(0.71)	(0.23)
Total distributions	-		(0.06)	(1.07)	(0.71)	(0.23)
Net asset value, end of year	$7.46		$5.68	$10.05	$10.65	$9.87
Total Return ^	31.34%		(43.10% )	4.55%	15.39%	(0.68% )
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,130		$10,027	$9,779	$20,226	$27,617
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.16%	1.13%	1.15%	1.14%
After expense waiver	N/A		N/A	N/A	N/A	1.12% #
Net investment income (loss) to average daily net assets	(0.58%	)	(0.53% )	(0.65% )	(0.73% )	(0.77% )
Portfolio turnover rate	120%		129%	82%	102%	149%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.70		$10.07	$10.69	$9.90	$10.21
Income (loss) from investment operations:
Net investment income (loss) ***	(0.02)		(0.04)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.81		(4.27)	0.54	1.57	(0.01)
Total income (loss) from investment operations	1.79		(4.31)	0.47	1.50	(0.08)
Less distributions to shareholders:
From net realized gains	-		(0.06)	(1.09)	(0.71)	(0.23)
Total distributions	-		(0.06)	(1.09)	(0.71)	(0.23)
Net asset value, end of year	$7.49		$5.70	$10.07	$10.69	$9.90
Total Return ^	31.40%		(43.07% )	4.60%	15.44%	(0.67% )
Ratios / Supplemental Data:
Net assets, end of year (000's)	$21,869		$21,210	$49,168	$39,194	$24,869
Ratio of expenses to average daily net assets:
Before expense waiver	1.17%		1.12%	1.09%	1.11%	1.10%
After expense waiver	N/A		N/A	N/A	N/A	1.08% #
Net investment income (loss) to average daily net assets	(0.25%	)	(0.48% )	(0.60% )	(0.70% )	(0.74% )
Portfolio turnover rate	120%		129%	82%	102%	149%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$5.40		$9.61	$10.20	$9.54	$9.93
Income (loss) from investment operations:
Net investment income (loss) ***	(0.06)		(0.09)	(0.14)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	1.70		(4.06)	0.51	1.52	(0.02)
Total income (loss) from investment operations	1.64		(4.15)	0.37	1.37	(0.16)
Less distributions to shareholders:
From net realized gains	-		(0.06)	(0.96)	(0.71)	(0.23)
Total distributions	-		(0.06)	(0.96)	(0.71)	(0.23)
Net asset value, end of year	$7.04		$5.40	$9.61	$10.20	$9.54
Total Return ^,^^	30.37%		(43.46% )	3.85%	14.66%	(1.41% )
Ratios / Supplemental Data:
Net assets, end of year (000's)	$159		$154	$391	$786	$931
Ratio of expenses to average daily net assets:
Before expense waiver	1.91%		1.86%	1.83%	1.85%	1.84%
After expense waiver	N/A		N/A	N/A	N/A	1.82% #
Net investment income (loss) to average daily net assets	(0.98%	)	(1.21% )	(1.34% )	(1.44% )	(1.49% )
Portfolio turnover rate	120%		129%	82%	102%	149%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$4.16		$7.31	$6.22		$5.90		$5.88
Income (loss) from investment operations:
Net investment income (loss) ***	(0.05)		(0.06)	(0.05)		(0.06)		(0.06)
Net realized and unrealized gain (loss) on investments	0.68		(3.09)	1.14		0.38		0.08
Total income (loss) from investment operations	0.63		(3.15)	1.09		0.32		0.02
Net asset value, end of year	$4.79		$4.16	$7.31		$6.22		$5.90
Total Return ^,^^	15.14%		(43.09% )	17.52%		5.42%		0.34%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,583		$6,822	$16,438		$13,650		$14,956
Net expenses to average daily net assets	1.53%		1.47%	1.45%		1.46%		1.45%
Net investment income (loss) to average daily net assets	(1.21%	)	(1.03% )	(0.71%	)	(0.97%	)	(1.09%	)
Portfolio turnover rate	152%		263%	183%		288%		124%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$4.25		$7.45	$6.32		$5.99		$5.94
Income (loss) from investment operations:
Net investment income (loss) ***	(0.04)		(0.05)	(0.03)		(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	0.69		(3.15)	1.16		0.37		0.10
Total income (loss) from investment operations	0.65		(3.20)	1.13		0.33		0.05
Net asset value, end of year	$4.90		$4.25	$7.45		$6.32		$5.99
Total Return ^	15.29%		(42.95% )	17.88%		5.51%		0.84%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$14,749		$15,597	$38,458		$44,933		$63,777
Net expenses to average daily net assets	1.28%		1.22%	1.20%		1.21%		1.21%
Net investment income (loss) to average daily net assets	(0.97%	)	(0.76% )	(0.45%	)	(0.73%	)	(0.84%	)
Portfolio turnover rate	152%		263%	183%		288%		124%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$4.32		$7.56	$6.40		$6.05		$5.99
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.04)	(0.02)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	0.70		(3.20)	1.18		0.39		0.10
Total income (loss) from investment operations	0.67		(3.24)	1.16		0.35		0.06
Net asset value, end of year	$4.99		$4.32	$7.56		$6.40		$6.05
Total Return ^	15.51%		(42.86% )	17.94%		6.13%		0.83%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$500		$603	$1,633		$980		$4,760
Net expenses to average daily net assets	1.13%		1.07%	1.05%		1.06%		1.05%
Net investment income (loss) to average daily net assets	(0.81%	)	(0.62% )	(0.32%	)	(0.57%	)	(0.68%	)
Portfolio turnover rate	152%		263%	183%		288%		124%

	Class S
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05
Net asset value, beginning of year	$4.35		$7.61	$6.45		$6.09		$6.03
Income (loss) from investment operations:
Net investment income (loss) ***	(0.03)		(0.03)	(0.02)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	0.71		(3.23)	1.18		0.39		0.09
Total income (loss) from investment operations	0.68		(3.26)	1.16		0.36		0.06
Net asset value, end of year	$5.03		$4.35	$7.61		$6.45		$6.09
Total Return ^	15.63%		(42.84% )	17.98%		5.91%		1.00%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,905		$20,763	$50,275		$50,464		$42,591
Net expenses to average daily net assets	1.03%		0.97%	0.95%		0.96%		0.96%
Net investment income (loss) to average daily net assets	(0.72%	)	(0.52% )	(0.21%	)	(0.46%	)	(0.59%	)
Portfolio turnover rate	152%		263%	183%		288%		124%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$4.95		$10.48		$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.11		0.24		0.14	0.00	†
Net realized and unrealized gain (loss) on investments	1.85		(5.77)		0.70	0.07
Total income (loss) from investment operations	1.96		(5.53)		0.84	0.07
Less distributions to shareholders:
From net investment income	-		-		(0.21)	(0.01)
From net realized gains	-		-		(0.21)	-
Total distributions	-		-		(0.42)	(0.01)
Net asset value, end of period	$6.91		$4.95		$10.48	$10.06
Total Return ^,^^	39.60%		(52.77%	)	8.38%	0.68%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,721		$40,897		$394	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.60%		1.56%		1.59%	8.81%	*
After expense waiver	1.42%	#	1.42%	#	1.42% #	1.42%	*#
Net investment income (loss) to average daily net assets	2.10%		3.00%		1.30%	0.97%	*
Portfolio turnover rate	61%		34%		18%	0%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$4.97		$10.50		$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.11		0.23		0.20	0.01
Net realized and unrealized gain (loss) on investments	1.90		(5.76)		0.66	0.06
Total income (loss) from investment operations	2.01		(5.53)		0.86	0.07
Less distributions to shareholders:
From net investment income	(0.05)		-		(0.21)	(0.01)
From net realized gains	-		-		(0.21)	-
Total distributions	(0.05)		-		(0.42)	(0.01)
Net asset value, end of period	$6.93		$4.97		$10.50	$10.06
Total Return ^	40.55%		(52.67%	)	8.66%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$32,559		$23,604		$48,459	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.35%		1.31%		1.34%	8.56%	*
After expense waiver	1.17%	#	1.17%	#	1.17% #	1.17%	*#
Net investment income (loss) to average daily net assets	1.98%		2.76%		1.88%	1.23%	*
Portfolio turnover rate	61%		34%		18%	0%

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period December 14, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$4.97	$10.49		$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.12		0.15	0.01
Net realized and unrealized gain (loss) on investments	1.91	(5.64)		0.72	0.06
Total income (loss) from investment operations	2.02	(5.52)		0.87	0.07
Less distributions to shareholders:
From net investment income	(0.06)	-		(0.23)	(0.01)
From net realized gains	-	-		(0.21)	-
Total distributions	(0.06)	-		(0.44)	(0.01)
Net asset value, end of period	$6.93	$4.97		$10.49	$10.06
Total Return ^	40.65%	(52.62%	)	8.73%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,034	$5,478		$846	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%	1.16%		1.19%	8.41%	*
After expense waiver	1.09% #	1.09%	#	1.09% #	1.09%	*#
Net investment income (loss) to average daily net assets	1.93%	1.83%		1.37%	1.32%	*
Portfolio turnover rate	61%	34%		18%	0%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$4.98	$10.50		$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.25		0.21	0.01
Net realized and unrealized gain (loss) on investments	1.92	(5.77)		0.67	0.06
Total income (loss) from investment operations	2.03	(5.52)		0.88	0.07
Less distributions to shareholders:
From net investment income	(0.07)	-		(0.23)	(0.01)
From net realized gains	-	-		(0.21)	-
Total distributions	(0.07)	-		(0.44)	(0.01)
Net asset value, end of period	$6.94	$4.98		$10.50	$10.06
Total Return ^	40.70%	(52.57%	)	8.86%	0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$93,253	$60,987		$114,090	$11,404
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	1.06%		1.09%	8.30%	*
After expense waiver	0.99% #	0.99%	#	0.99% #	0.99%	*#
Net investment income (loss) to average daily net assets	2.00%	3.02%		1.94%	1.40%	*
Portfolio turnover rate	61%	34%		18%	0%

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 14, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Period Ended 12/31/06+
Net asset value, beginning of period	$4.94	$10.50		$10.06	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.18		0.14	0.00	†
Net realized and unrealized gain (loss) on investments	1.90	(5.74)		0.66	0.07
Total income (loss) from investment operations	1.97	(5.56)		0.80	0.07
Less distributions to shareholders:
From net investment income	(0.02)	-		(0.15)	(0.01)
From net realized gains	-	-		(0.21)	-
Total distributions	(0.02)	-		(0.36)	(0.01)
Net asset value, end of period	$6.89	$4.94		$10.50	$10.06
Total Return ^,^^	39.98%	(52.95%	)	8.03%	0.67%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$70	$50		$105	$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.90%	1.86%		1.89%	9.11%	*
After expense waiver	1.72% #	1.72%	#	1.72% #	1.72%	*#
Net investment income (loss) to average daily net assets	1.28%	2.23%		1.28%	0.67%	*
Portfolio turnover rate	61%	34%		18%	0%

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period December 14, 2006 (commencement of operations) through December 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$4.68		$11.33	$12.80	$10.95	$10.94
Income (loss) from investment operations:
Net investment income (loss) ***	0.05		0.15	0.17	0.21	0.08
Net realized and unrealized gain (loss) on investments	1.88		(4.52)	0.31	2.78	1.15
Total income (loss) from investment operations	1.93		(4.37)	0.48	2.99	1.23
Less distributions to shareholders:
From net investment income	-		(0.53)	(0.05)	(0.19)	(0.18)
From net realized gains	-		(0.34)	(1.90)	(0.95)	(1.04)
Tax return of capital	-		(1.41)	-	-	-
Total distributions	-		(2.28)	(1.95)	(1.14)	(1.22)
Net asset value, end of year	$6.61		$4.68	$11.33	$12.80	$10.95
Total Return ^,^^	41.24%		(39.25% )	3.71%	27.38%	11.17%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$63,979		$48,153	$261,364	$299,546	$198,300
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%		1.60%	1.60%	1.61%	1.62%
After expense waiver	1.52%	#	1.50% #	1.50% #	1.53% #	N/A
Net investment income (loss) to average daily net assets	1.03%		1.57%	1.27%	1.66%	0.69%
Portfolio turnover rate	61%		63%	44%	36%	88%

	Class L
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$4.70		$11.42	$12.88	$11.00	$10.99
Income (loss) from investment operations:
Net investment income (loss) ***	0.07		0.21	0.20	0.24	0.11
Net realized and unrealized gain (loss) on investments	1.89		(4.61)	0.33	2.80	1.14
Total income (loss) from investment operations	1.96		(4.40)	0.53	3.04	1.25
Less distributions to shareholders:
From net investment income	-		(0.55)	(0.09)	(0.21)	(0.20)
From net realized gains	-		(0.34)	(1.90)	(0.95)	(1.04)
Tax return of capital	-		(1.43)	-	-	-
Total distributions	-		(2.32)	(1.99)	(1.16)	(1.24)
Net asset value, end of year	$6.66		$4.70	$11.42	$12.88	$11.00
Total Return ^	41.70%		(39.21% )	4.05%	27.66%	11.44%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$151,443		$149,950	$328,071	$283,387	$210,428
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.35%	1.35%	1.36%	1.37%
After expense waiver	1.27%	#	1.25% #	1.25% #	1.28% #	N/A
Net investment income (loss) to average daily net assets	1.41%		2.22%	1.47%	1.90%	0.94%
Portfolio turnover rate	61%		63%	44%	36%	88%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$4.72	$11.45	$12.91	$11.03	$11.01
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.22	0.24	0.24	0.12
Net realized and unrealized gain (loss) on investments	1.90	(4.63)	0.30	2.81	1.16
Total income (loss) from investment operations	1.97	(4.41)	0.54	3.05	1.28
Less distributions to shareholders:
From net investment income	-	(0.54)	(0.10)	(0.22)	(0.22)
From net realized gains	-	(0.34)	(1.90)	(0.95)	(1.04)
Tax return of capital	-	(1.44)	-	-	-
Total distributions	-	(2.32)	(2.00)	(1.17)	(1.26)
Net asset value, end of year	$6.69	$4.72	$11.45	$12.91	$11.03
Total Return ^	41.74%	(39.15% )	4.14%	27.67%	11.69%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$97,912	$68,982	$163,726	$248,042	$130,666
Net expenses to average daily net assets	1.22%	1.20%	1.20%	1.21%	1.22%
Net investment income (loss) to average daily net assets	1.28%	2.33%	1.76%	1.95%	1.05%
Portfolio turnover rate	61%	63%	44%	36%	88%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$4.74	$11.48	$12.94	$11.05	$11.03
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.22	0.20	0.26	0.13
Net realized and unrealized gain (loss) on investments	1.90	(4.63)	0.35	2.81	1.16
Total income (loss) from investment operations	1.98	(4.41)	0.55	3.07	1.29
Less distributions to shareholders:
From net investment income	-	(0.55)	(0.11)	(0.23)	(0.23)
From net realized gains	-	(0.34)	(1.90)	(0.95)	(1.04)
Tax return of capital	-	(1.44)	-	-	-
Total distributions	-	(2.33)	(2.01)	(1.18)	(1.27)
Net asset value, end of year	$6.72	$4.74	$11.48	$12.94	$11.05
Total Return ^	41.77%	(39.09% )	4.21%	27.77%	11.73%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$257,075	$206,904	$505,917	$458,067	$308,301
Net expenses to average daily net assets	1.17%	1.15%	1.15%	1.16%	1.17%
Net investment income (loss) to average daily net assets	1.40%	2.33%	1.50%	2.05%	1.11%
Portfolio turnover rate	61%	63%	44%	36%	88%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05†††
Net asset value, beginning of year	$4.60		$11.19	$12.67	$10.86	$10.86
Income (loss) from investment operations:
Net investment income (loss) ***	0.04		0.15	0.12	0.17	0.05
Net realized and unrealized gain (loss) on investments	1.84		(4.49)	0.33	2.74	1.13
Total income (loss) from investment operations	1.88		(4.34)	0.45	2.91	1.18
Less distributions to shareholders:
From net investment income	-		(0.52)	(0.03)	(0.15)	(0.14)
From net realized gains	-		(0.34)	(1.90)	(0.95)	(1.04)
Tax return of capital	-		(1.39)	-	-	-
Total distributions	-		(2.25)	(1.93)	(1.10)	(1.18)
Net asset value, end of year	$6.48		$4.60	$11.19	$12.67	$10.86
Total Return ^,^^	40.87%		(39.45% )	3.47%	26.91%	10.86%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$963		$892	$3,122	$2,462	$1,693
Ratio of expenses to average daily net assets:
Before expense waiver	1.92%		1.90%	1.90%	1.91%	1.92%
After expense waiver	1.82%	#	1.80% #	1.80% #	1.83% #	N/A
Net investment income (loss) to average daily net assets	0.79%		1.58%	0.91%	1.40%	0.44%
Portfolio turnover rate	61%		63%	44%	36%	88%

*** Per share amount calculated on the average shares method.

†††

Effective January 1, 2005, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality.

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.65	$9.95	$10.23	$10.18	$10.32
Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.39	0.34	0.33	0.51
Net realized and unrealized gain (loss) on investments	1.34	(2.01)	0.18	0.20	(0.22)
Total income (loss) from investment operations	1.50	(1.62)	0.52	0.53	0.29
Less distributions to shareholders:
From net investment income	-	(0.40)	(0.41)	(0.33)	(0.35)
From net realized gains	-	(0.22)	(0.39)	(0.15)	(0.08)
Tax return of capital	-	(0.06)	-	-	-
Total distributions	-	(0.68)	(0.80)	(0.48)	(0.43)
Net asset value, end of year	$9.15	$7.65	$9.95	$10.23	$10.18
Total Return ^,^^	19.61%	(16.46% )	5.10%	5.14%	2.85%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$34,104	$43,223	$52,667	$51,843	$40,457
Net expenses to average daily net assets	0.52%	0.49%	0.48%	0.47%	0.47%
Net investment income (loss) to average daily net assets	1.94%	4.27%	3.24%	3.22%	4.92%
Portfolio turnover rate	36%	35%	42%	27%	15%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.69	$9.99	$10.27	$10.22	$10.34
Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.34	0.36	0.32	0.33
Net realized and unrealized gain (loss) on investments	1.36	(1.95)	0.19	0.23	(0.01)
Total income (loss) from investment operations	1.53	(1.61)	0.55	0.55	0.32
Less distributions to shareholders:
From net investment income	-	(0.41)	(0.44)	(0.35)	(0.36)
From net realized gains	-	(0.22)	(0.39)	(0.15)	(0.08)
Tax return of capital	-	(0.06)	-	-	-
Total distributions	-	(0.69)	(0.83)	(0.50)	(0.44)
Net asset value, end of year	$9.22	$7.69	$9.99	$10.27	$10.22
Total Return ^	19.90%	(16.29% )	5.43%	5.34%	3.15%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$38,375	$55,874	$88,901	$94,347	$102,343
Net expenses to average daily net assets	0.27%	0.24%	0.23%	0.22%	0.22%
Net investment income (loss) to average daily net assets	2.05%	3.61%	3.45%	3.13%	3.19%
Portfolio turnover rate	36%	35%	42%	27%	15%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.68	$9.99	$10.27	$10.22	$10.35
Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.37	0.31	0.38	0.40
Net realized and unrealized gain (loss) on investments	1.39	(1.97)	0.25	0.18	(0.07)
Total income (loss) from investment operations	1.55	(1.60)	0.56	0.56	0.33
Less distributions to shareholders:
From net investment income	-	(0.42)	(0.45)	(0.36)	(0.38)
From net realized gains	-	(0.22)	(0.39)	(0.15)	(0.08)
Tax return of capital	-	(0.07)	-	-	-
Total distributions	-	(0.71)	(0.84)	(0.51)	(0.46)
Net asset value, end of year	$9.23	$7.68	$9.99	$10.27	$10.22
Total Return ^	20.18%	(16.20% )	5.47%	5.45%	3.16%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$18,370	$58,457	$94,210	$125,831	$105,478
Net expenses to average daily net assets	0.17%	0.14%	0.14%	0.12%	0.12%
Net investment income (loss) to average daily net assets	1.98%	3.94%	2.92%	3.62%	3.84%
Portfolio turnover rate	36%	35%	42%	27%	15%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.68	$9.98	$10.27	$10.22	$10.34
Income (loss) from investment operations:
Net investment income (loss) ***	0.18	0.36	0.40	0.35	0.61
Net realized and unrealized gain (loss) on investments	1.36	(1.95)	0.16	0.21	(0.27)
Total income (loss) from investment operations	1.54	(1.59)	0.56	0.56	0.34
Less distributions to shareholders:
From net investment income	-	(0.42)	(0.46)	(0.36)	(0.38)
From net realized gains	-	(0.22)	(0.39)	(0.15)	(0.08)
Tax return of capital	-	(0.07)	-	-	-
Total distributions	-	(0.71)	(0.85)	(0.51)	(0.46)
Net asset value, end of year	$9.22	$7.68	$9.98	$10.27	$10.22
Total Return ^	20.05%	(16.17% )	5.55%	5.47%	3.29%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$14,963	$16,279	$10,579	$8,773	$4,445
Net expenses to average daily net assets	0.15%	0.12%	0.11%	0.10%	0.09%
Net investment income (loss) to average daily net assets	2.17%	3.86%	3.79%	3.41%	5.82%
Portfolio turnover rate	36%	35%	42%	27%	15%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.68	$9.98	$10.26	$10.21	$10.34
Income (loss) from investment operations:
Net investment income (loss) ***	0.16	0.32	0.31	0.30	0.30
Net realized and unrealized gain (loss) on investments	1.32	(1.98)	0.18	0.20	(0.04)
Total income (loss) from investment operations	1.48	(1.66)	0.49	0.50	0.26
Less distributions to shareholders:
From net investment income	-	(0.36)	(0.38)	(0.30)	(0.31)
From net realized gains	-	(0.22)	(0.39)	(0.15)	(0.08)
Tax return of capital	-	(0.06)	-	-	-
Total distributions	-	(0.64)	(0.77)	(0.45)	(0.39)
Net asset value, end of year	$9.16	$7.68	$9.98	$10.26	$10.21
Total Return ^,^^	19.27%	(16.76% )	4.78%	4.83%	2.50%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$105	$89	$124	$121	$105
Net expenses to average daily net assets	0.82%	0.79%	0.78%	0.77%	0.77%
Net investment income (loss) to average daily net assets	1.98%	3.42%	3.01%	2.95%	2.85%
Portfolio turnover rate	36%	35%	42%	27%	15%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.37	$10.64	$10.77	$10.57	$10.54
Income (loss) from investment operations:
Net investment income (loss) ***	0.12	0.23	0.31	0.33	0.45
Net realized and unrealized gain (loss) on investments	1.69	(2.86)	0.27	0.34	(0.05)
Total income (loss) from investment operations	1.81	(2.63)	0.58	0.67	0.40
Less distributions to shareholders:
From net investment income	-	(0.30)	(0.38)	(0.31)	(0.31)
From net realized gains	-	(0.24)	(0.33)	(0.16)	(0.06)
Tax return of capital	-	(0.10)	-	-	-
Total distributions	-	(0.64)	(0.71)	(0.47)	(0.37)
Net asset value, end of year	$9.18	$7.37	$10.64	$10.77	$10.57
Total Return ^,^^	24.56%	(25.05% )	5.51%	6.39%	3.82%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$35,657	$38,451	$72,786	$54,312	$30,338
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.52%	0.51%	0.52%	0.54%
After expense waiver	N/A	N/A	0.51% ##	0.50% #	0.50% #
Net investment income (loss) to average daily net assets	1.55%	2.40%	2.77%	3.10%	4.24%
Portfolio turnover rate	39%	35%	43%	34%	17%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.39	$10.69	$10.82	$10.60	$10.56
Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.26	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	1.74	(2.89)	0.27	0.35	0.07
Total income (loss) from investment operations	1.85	(2.63)	0.61	0.71	0.43
Less distributions to shareholders:
From net investment income	-	(0.32)	(0.41)	(0.33)	(0.33)
From net realized gains	-	(0.24)	(0.33)	(0.16)	(0.06)
Tax return of capital	-	(0.11)	-	-	-
Total distributions	-	(0.67)	(0.74)	(0.49)	(0.39)
Net asset value, end of year	$9.24	$7.39	$10.69	$10.82	$10.60
Total Return ^	25.03%	(24.95% )	5.82%	6.69%	4.03%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$13,710	$35,333	$59,582	$47,387	$35,621
Ratio of expenses to average daily net assets:
Before expense waiver	0.29%	0.27%	0.26%	0.27%	0.29%
After expense waiver	N/A	N/A	0.26% ##	0.25% #	0.25% #
Net investment income (loss) to average daily net assets	1.39%	2.68%	3.02%	3.35%	3.37%
Portfolio turnover rate	39%	35%	43%	34%	17%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.39	$10.69	$10.82	$10.61	$10.56
Income (loss) from investment operations:
Net investment income (loss) ***	0.13	0.27	0.36	0.39	0.52
Net realized and unrealized gain (loss) on investments	1.73	(2.89)	0.26	0.32	(0.07)
Total income (loss) from investment operations	1.86	(2.62)	0.62	0.71	0.45
Less distributions to shareholders:
From net investment income	-	(0.33)	(0.42)	(0.34)	(0.34)
From net realized gains	-	(0.24)	(0.33)	(0.16)	(0.06)
Tax return of capital	-	(0.11)	-	-	-
Total distributions	-	(0.68)	(0.75)	(0.50)	(0.40)
Net asset value, end of year	$9.25	$7.39	$10.69	$10.82	$10.61
Total Return ^	25.17%	(24.84% )	5.84%	6.77%	4.22%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$27,126	$39,901	$79,314	$57,929	$30,365
Ratio of expenses to average daily net assets:
Before expense waiver	0.19%	0.17%	0.16%	0.17%	0.19%
After expense waiver	N/A	N/A	0.16% ##	0.15% #	0.15% #
Net investment income (loss) to average daily net assets	1.69%	2.78%	3.23%	3.62%	4.80%
Portfolio turnover rate	39%	35%	43%	34%	17%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.40	$10.70	$10.83	$10.61	$10.57
Income (loss) from investment operations:
Net investment income (loss) ***	0.17	0.29	0.42	0.40	0.61
Net realized and unrealized gain (loss) on investments	1.69	(2.90)	0.21	0.33	(0.17)
Total income (loss) from investment operations	1.86	(2.61)	0.63	0.73	0.44
Less distributions to shareholders:
From net investment income	-	(0.34)	(0.43)	(0.35)	(0.34)
From net realized gains	-	(0.24)	(0.33)	(0.16)	(0.06)
Tax return of capital	-	(0.11)	-	-	-
Total distributions	-	(0.69)	(0.76)	(0.51)	(0.40)
Net asset value, end of year	$9.26	$7.40	$10.70	$10.83	$10.61
Total Return ^	25.14%	(24.75% )	5.92%	6.90%	4.15%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$43,844	$32,208	$38,230	$17,935	$12,104
Ratio of expenses to average daily net assets:
Before expense waiver	0.14%	0.12%	0.11%	0.12%	0.14%
After expense waiver	N/A	N/A	0.11% ##	0.10% #	0.10% #
Net investment income (loss) to average daily net assets	2.07%	2.98%	3.73%	3.66%	5.69%
Portfolio turnover rate	39%	35%	43%	34%	17%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$7.38	$10.64	$10.80	$10.60	$10.56
Income (loss) from investment operations:
Net investment income (loss) ***	0.10	0.20	0.43	0.32	0.27
Net realized and unrealized gain (loss) on investments	1.70	(2.85)	0.12	0.32	0.10
Total income (loss) from investment operations	1.80	(2.65)	0.55	0.64	0.37
Less distributions to shareholders:
From net investment income	-	(0.28)	(0.38)	(0.28)	(0.27)
From net realized gains	-	(0.24)	(0.33)	(0.16)	(0.06)
Tax return of capital	-	(0.09)	-	-	-
Total distributions	-	(0.61)	(0.71)	(0.44)	(0.33)
Net asset value, end of year	$9.18	$7.38	$10.64	$10.80	$10.60
Total Return ^,^^	24.39%	(25.30% )	5.14%	6.14%	3.51%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$553	$499	$859	$249	$134
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%	0.82%	0.81%	0.82%	0.84%
After expense waiver	N/A	N/A	0.81% ##	0.80% #	0.80% #
Net investment income (loss) to average daily net assets	1.29%	2.07%	3.89%	3.00%	2.50%
Portfolio turnover rate	39%	35%	43%	34%	17%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.65	$10.77	$11.20	$10.91	$10.75
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.17	0.19	0.26	0.37
Net realized and unrealized gain (loss) on investments	1.95	(3.60)	0.37	0.57	0.19
Total income (loss) from investment operations	2.02	(3.43)	0.56	0.83	0.56
Less distributions to shareholders:
From net investment income	-	(0.21)	(0.31)	(0.25)	(0.27)
From net realized gains	-	(0.36)	(0.68)	(0.29)	(0.13)
Tax return of capital	-	(0.12)	-	-	-
Total distributions	-	(0.69)	(0.99)	(0.54)	(0.40)
Net asset value, end of year	$8.67	$6.65	$10.77	$11.20	$10.91
Total Return ^,^^	30.38%	(32.66% )	5.14%	7.72%	5.23%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$94,170	$88,113	$173,715	$144,228	$89,351
Net expenses to average daily net assets	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss) to average daily net assets	0.96%	1.80%	1.63%	2.32%	3.43%
Portfolio turnover rate	30%	32%	49%	32%	23%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.68	$10.83	$11.25	$10.96	$10.77
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.19	0.20	0.25	0.25
Net realized and unrealized gain (loss) on investments	1.98	(3.62)	0.40	0.60	0.35
Total income (loss) from investment operations	2.06	(3.43)	0.60	0.85	0.60
Less distributions to shareholders:
From net investment income	-	(0.24)	(0.34)	(0.27)	(0.28)
From net realized gains	-	(0.36)	(0.68)	(0.29)	(0.13)
Tax return of capital	-	(0.12)	-	-	-
Total distributions	-	(0.72)	(1.02)	(0.56)	(0.41)
Net asset value, end of year	$8.74	$6.68	$10.83	$11.25	$10.96
Total Return ^	30.84%	(32.52% )	5.43%	7.87%	5.50%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$114,640	$137,142	$266,837	$273,584	$237,433
Net expenses to average daily net assets	0.26%	0.25%	0.25%	0.24%	0.25%
Net investment income (loss) to average daily net assets	1.09%	2.00%	1.71%	2.19%	2.31%
Portfolio turnover rate	30%	32%	49%	32%	23%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.67	$10.82	$11.25	$10.95	$10.77
Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.21	0.23	0.30	0.45
Net realized and unrealized gain (loss) on investments	1.97	(3.63)	0.37	0.58	0.16
Total income (loss) from investment operations	2.06	(3.42)	0.60	0.88	0.61
Less distributions to shareholders:
From net investment income	-	(0.24)	(0.35)	(0.29)	(0.30)
From net realized gains	-	(0.36)	(0.68)	(0.29)	(0.13)
Tax return of capital	-	(0.13)	-	-	-
Total distributions	-	(0.73)	(1.03)	(0.58)	(0.43)
Net asset value, end of year	$8.73	$6.67	$10.82	$11.25	$10.95
Total Return ^	30.88%	(32.43% )	5.45%	8.08%	5.63%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$63,845	$77,838	$135,650	$105,565	$65,716
Net expenses to average daily net assets	0.16%	0.15%	0.15%	0.15%	0.14%
Net investment income (loss) to average daily net assets	1.18%	2.27%	2.01%	2.66%	4.04%
Portfolio turnover rate	30%	32%	49%	32%	23%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.68	$10.84	$11.26	$10.96	$10.78
Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.21	0.25	0.30	0.38
Net realized and unrealized gain (loss) on investments	1.95	(3.64)	0.36	0.58	0.23
Total income (loss) from investment operations	2.06	(3.43)	0.61	0.88	0.61
Less distributions to shareholders:
From net investment income	-	(0.24)	(0.35)	(0.29)	(0.30)
From net realized gains	-	(0.36)	(0.68)	(0.29)	(0.13)
Tax return of capital	-	(0.13)	-	-	-
Total distributions	-	(0.73)	(1.03)	(0.58)	(0.43)
Net asset value, end of year	$8.74	$6.68	$10.84	$11.26	$10.96
Total Return ^	30.84%	(32.42% )	5.59%	8.12%	5.65%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$100,371	$65,951	$95,204	$66,802	$35,933
Net expenses to average daily net assets	0.11%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average daily net assets	1.49%	2.28%	2.20%	2.69%	3.45%
Portfolio turnover rate	30%	32%	49%	32%	23%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.65	$10.78	$11.22	$10.94	$10.77
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.19	0.19	0.21	0.27
Net realized and unrealized gain (loss) on investments	1.95	(3.64)	0.34	0.58	0.27
Total income (loss) from investment operations	1.99	(3.45)	0.53	0.79	0.54
Less distributions to shareholders:
From net investment income	-	(0.21)	(0.29)	(0.22)	(0.24)
From net realized gains	-	(0.36)	(0.68)	(0.29)	(0.13)
Tax return of capital	-	(0.11)	-	-	-
Total distributions	-	(0.68)	(0.97)	(0.51)	(0.37)
Net asset value, end of year	$8.64	$6.65	$10.78	$11.22	$10.94
Total Return ^,^^	29.92%	(32.85% )	4.86%	7.31%	4.99%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$554	$426	$510	$309	$238
Net expenses to average daily net assets	0.82%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss) to average daily net assets	0.57%	2.11%	1.69%	1.93%	2.46%
Portfolio turnover rate	30%	32%	49%	32%	23%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.46	$11.49	$12.05	$11.50	$11.11
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.12	0.12	0.15	0.21
Net realized and unrealized gain (loss) on investments	2.08	(4.35)	0.57	0.95	0.52
Total income (loss) from investment operations	2.12	(4.23)	0.69	1.10	0.73
Less distributions to shareholders:
From net investment income	-	(0.15)	(0.26)	(0.18)	(0.18)
From net realized gains	-	(0.53)	(0.99)	(0.37)	(0.16)
Tax return of capital	-	(0.12)	-	-	-
Total distributions	-	(0.80)	(1.25)	(0.55)	(0.34)
Net asset value, end of year	$8.58	$6.46	$11.49	$12.05	$11.50
Total Return ^,^^	32.82%	(38.13% )	5.76%	9.70%	6.56%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$71,661	$71,231	$142,956	$112,499	$63,024
Ratio of expenses to average daily net assets:
Before expense waiver	0.52%	0.50%	0.50%	0.50%	0.50%
After expense waiver	N/A	N/A	0.50% ##	N/A	N/A
Net investment income (loss) to average daily net assets	0.50%	1.22%	0.96%	1.31%	1.89%
Portfolio turnover rate	34%	31%	52%	34%	17%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.50	$11.56	$12.11	$11.55	$11.13
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.14	0.13	0.15	0.14
Net realized and unrealized gain (loss) on investments	2.11	(4.37)	0.59	0.98	0.63
Total income (loss) from investment operations	2.16	(4.23)	0.72	1.13	0.77
Less distributions to shareholders:
From net investment income	-	(0.17)	(0.28)	(0.20)	(0.19)
From net realized gains	-	(0.53)	(0.99)	(0.37)	(0.16)
Tax return of capital	-	(0.13)	-	-	-
Total distributions	-	(0.83)	(1.27)	(0.57)	(0.35)
Net asset value, end of year	$8.66	$6.50	$11.56	$12.11	$11.55
Total Return ^	33.23%	(37.94% )	6.01%	9.93%	6.92%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$91,974	$107,171	$217,725	$211,382	$180,837
Ratio of expenses to average daily net assets:
Before expense waiver	0.27%	0.26%	0.25%	0.25%	0.25%
After expense waiver	N/A	N/A	0.25% ##	N/A	N/A
Net investment income (loss) to average daily net assets	0.69%	1.44%	1.07%	1.28%	1.26%
Portfolio turnover rate	34%	31%	52%	34%	17%

*** Per share amount calculated on the average shares method.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.48	$11.55	$12.10	$11.54	$11.13
Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.16	0.16	0.22	0.32
Net realized and unrealized gain (loss) on investments	2.11	(4.39)	0.57	0.93	0.46
Total income (loss) from investment operations	2.17	(4.23)	0.73	1.15	0.78
Less distributions to shareholders:
From net investment income	-	(0.17)	(0.29)	(0.22)	(0.21)
From net realized gains	-	(0.53)	(0.99)	(0.37)	(0.16)
Tax return of capital	-	(0.14)	-	-	-
Total distributions	-	(0.84)	(1.28)	(0.59)	(0.37)
Net asset value, end of year	$8.65	$6.48	$11.55	$12.10	$11.54
Total Return ^	33.49%	(37.97% )	6.13%	10.05%	6.97%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$54,828	$54,289	$89,727	$68,388	$33,819
Ratio of expenses to average daily net assets:
Before expense waiver	0.17%	0.16%	0.15%	0.15%	0.15%
After expense waiver	N/A	N/A	0.15% ##	N/A	N/A
Net investment income (loss) to average daily net assets	0.84%	1.72%	1.27%	1.82%	2.77%
Portfolio turnover rate	34%	31%	52%	34%	17%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.49	$11.57	$12.11	$11.55	$11.14
Income (loss) from investment operations:
Net investment income (loss) ***	0.08	0.16	0.18	0.20	0.27
Net realized and unrealized gain (loss) on investments	2.10	(4.40)	0.57	0.95	0.51
Total income (loss) from investment operations	2.18	(4.24)	0.75	1.15	0.78
Less distributions to shareholders:
From net investment income	-	(0.17)	(0.30)	(0.22)	(0.21)
From net realized gains	-	(0.53)	(0.99)	(0.37)	(0.16)
Tax return of capital	-	(0.14)	-	-	-
Total distributions	-	(0.84)	(1.29)	(0.59)	(0.37)
Net asset value, end of year	$8.67	$6.49	$11.57	$12.11	$11.55
Total Return ^	33.59%	(37.94% )	6.18%	10.17%	6.98%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$75,977	$41,482	$68,224	$42,835	$18,300
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.11%	0.10%	0.10%	0.10%
After expense waiver	N/A	N/A	0.10% ##	N/A	N/A
Net investment income (loss) to average daily net assets	1.09%	1.62%	1.46%	1.66%	2.42%
Portfolio turnover rate	34%	31%	52%	34%	17%

*** Per share amount calculated on the average shares method.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.47	$11.51	$12.07	$11.52	$11.13
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.11	0.09	0.09	0.14
Net realized and unrealized gain (loss) on investments	2.09	(4.37)	0.57	0.98	0.55
Total income (loss) from investment operations	2.11	(4.26)	0.66	1.07	0.69
Less distributions to shareholders:
From net investment income	-	(0.14)	(0.23)	(0.15)	(0.14)
From net realized gains	-	(0.53)	(0.99)	(0.37)	(0.16)
Tax return of capital	-	(0.11)	-	-	-
Total distributions	-	(0.78)	(1.22)	(0.52)	(0.30)
Net asset value, end of year	$8.58	$6.47	$11.51	$12.07	$11.52
Total Return ^,^^	32.61%	(38.35% )	5.51%	9.39%	6.20%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$387	$189	$324	$209	$162
Net expenses to average daily net assets
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.81%	0.80%	0.80%	0.80%
After expense waiver	N/A	N/A	0.80% ##	N/A	N/A
Net investment income (loss) to average daily net assets	0.26%	1.14%	0.74%	0.78%	1.26%
Portfolio turnover rate	34%	31%	52%	34%	17%

*** Per share amount calculated on the average shares method.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.41	$11.76	$12.39	$11.77	$11.26
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.11	0.11	0.07	0.10
Net realized and unrealized gain (loss) on investments	2.14	(4.62)	0.64	1.24	0.73
Total income (loss) from investment operations	2.16	(4.51)	0.75	1.31	0.83
Less distributions to shareholders:
From net investment income	-	(0.14)	(0.26)	(0.13)	(0.11)
From net realized gains	-	(0.56)	(1.12)	(0.56)	(0.21)
Tax return of capital	-	(0.14)	-	-	-
Total distributions	-	(0.84)	(1.38)	(0.69)	(0.32)
Net asset value, end of year	$8.57	$6.41	$11.76	$12.39	$11.77
Total Return ^,^^	33.70%	(39.80% )	6.16%	11.26%	7.47%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$40,898	$35,855	$65,604	$46,934	$26,913
Ratio of expenses to average daily net assets:
Before expense waiver	0.52%	0.51%	0.50%	0.50%	0.50%
After expense waiver	N/A	N/A	0.50% ##	N/A	0.50% ##
Net investment income (loss) to average daily net assets	0.35%	1.15%	0.88%	0.59%	0.85%
Portfolio turnover rate	34%	38%	50%	42%	18%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.45	$11.84	$12.45	$11.81	$11.28
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.13	0.13	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.16	(4.66)	0.67	1.27	0.80
Total income (loss) from investment operations	2.19	(4.53)	0.80	1.35	0.87
Less distributions to shareholders:
From net investment income	-	(0.15)	(0.29)	(0.15)	(0.13)
From net realized gains	-	(0.56)	(1.12)	(0.56)	(0.21)
Tax return of capital	-	(0.15)	-	-	-
Total distributions	-	(0.86)	(1.41)	(0.71)	(0.34)
Net asset value, end of year	$8.64	$6.45	$11.84	$12.45	$11.81
Total Return ^	33.95%	(39.68% )	6.49%	11.58%	7.75%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$56,485	$67,643	$142,858	$134,968	$107,540
Ratio of expenses to average daily net assets:
Before expense waiver	0.27%	0.26%	0.25%	0.25%	0.25%
After expense waiver	N/A	N/A	0.25% ##	N/A	0.25% ##
Net investment income (loss) to average daily net assets	0.50%	1.28%	0.97%	0.68%	0.60%
Portfolio turnover rate	34%	38%	50%	42%	18%

*** Per share amount calculated on the average shares method.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.45	$11.83	$12.44	$11.81	$11.28
Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.15	0.16	0.12	0.16
Net realized and unrealized gain (loss) on investments	2.15	(4.66)	0.65	1.23	0.72
Total income (loss) from investment operations	2.19	(4.51)	0.81	1.35	0.88
Less distributions to shareholders:
From net investment income	-	(0.15)	(0.30)	(0.16)	(0.14)
From net realized gains	-	(0.56)	(1.12)	(0.56)	(0.21)
Tax return of capital	-	(0.16)	-	-	-
Total distributions	-	(0.87)	(1.42)	(0.72)	(0.35)
Net asset value, end of year	$8.64	$6.45	$11.83	$12.44	$11.81
Total Return ^	33.95%	(39.52% )	6.60%	11.60%	7.88%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$24,096	$30,695	$47,208	$31,379	$8,379
Ratio of expenses to average daily net assets:
Before expense waiver	0.17%	0.16%	0.15%	0.15%	0.15%
After expense waiver	N/A	N/A	0.15% ##	N/A	0.15% ##
Net investment income (loss) to average daily net assets	0.56%	1.59%	1.27%	0.96%	1.41%
Portfolio turnover rate	34%	38%	50%	42%	18%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.45	$11.84	$12.45	$11.82	$11.28
Income (loss) from investment operations:
Net investment income (loss) ***	0.07	0.15	0.17	0.08	0.27
Net realized and unrealized gain (loss) on investments	2.13	(4.67)	0.64	1.28	0.63
Total income (loss) from investment operations	2.20	(4.52)	0.81	1.36	0.90
Less distributions to shareholders:
From net investment income	-	(0.15)	(0.30)	(0.17)	(0.15)
From net realized gains	-	(0.56)	(1.12)	(0.56)	(0.21)
Tax return of capital	-	(0.16)	-	-	-
Total distributions	-	(0.87)	(1.42)	(0.73)	(0.36)
Net asset value, end of year	$8.65	$6.45	$11.84	$12.45	$11.82
Total Return ^	34.11%	(39.54% )	6.63%	11.63%	8.00%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$50,292	$27,000	$44,098	$27,944	$27,274
Ratio of expenses to average daily net assets:
Before expense waiver	0.12%	0.11%	0.10%	0.10%	0.10%
After expense waiver	N/A	N/A	0.10% ##	N/A	0.10% ##
Net investment income (loss) to average daily net assets	0.93%	1.55%	1.31%	0.67%	2.37%
Portfolio turnover rate	34%	38%	50%	42%	18%

*** Per share amount calculated on the average shares method.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Net asset value, beginning of year	$6.44	$11.79	$12.41	$11.79	$11.28
Income (loss) from investment operations:
Net investment income (loss) ***	0.02	0.09	0.06	0.02	0.07
Net realized and unrealized gain (loss) on investments	2.11	(4.63)	0.66	1.25	0.73
Total income (loss) from investment operations	2.13	(4.54)	0.72	1.27	0.80
Less distributions to shareholders:
From net investment income	-	(0.12)	(0.22)	(0.09)	(0.08)
From net realized gains	-	(0.56)	(1.12)	(0.56)	(0.21)
Tax return of capital	-	(0.13)	-	-	-
Total distributions	-	(0.81)	(1.34)	(0.65)	(0.29)
Net asset value, end of year	$8.57	$6.44	$11.79	$12.41	$11.79
Total Return ^,^^	33.07%	(39.91% )	5.90%	10.91%	7.11%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$257	$132	$226	$189	$142
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	0.81%	0.80%	0.80%	0.80%
After expense waiver	N/A	N/A	0.80% ##	N/A	0.80% ##
Net investment income (loss) to average daily net assets	0.28%	0.97%	0.49%	0.18%	0.59%
Portfolio turnover rate	34%	38%	50%	42%	18%

*** Per share amount calculated on the average shares method.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$5.77	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.03	0.27	0.05
Net realized and unrealized gain (loss) on investments	1.95	(4.23)	(0.01)
Total income (loss) from investment operations	1.98	(3.96)	0.04
Less distributions to shareholders:
From net investment income	(0.06)	(0.18)	-
Tax return of capital	-	(0.13)	-
Total distributions	(0.06)	(0.31)	-
Net asset value, end of period	$7.69	$5.77	$10.04
Total Return ^,^^	34.39%	(39.53% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,507	$614	$100
Ratio of expenses to average daily net assets:
Before expense waiver	0.97%	1.03%	13.00%	*
After expense waiver	0.50% #	0.50% #	0.50%	*#
Net investment income (loss) to average daily net assets	0.44%	3.55%	11.71%	*
Portfolio turnover rate	51%	35%	0%

	Class L
	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$5.78	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.20	0.05
Net realized and unrealized gain (loss) on investments	1.94	(4.15)	(0.01)
Total income (loss) from investment operations	1.99	(3.95)	0.04
Less distributions to shareholders:
From net investment income	(0.08)	(0.18)	-
Tax return of capital	-	(0.13)	-
Total distributions	(0.08)	(0.31)	-
Net asset value, end of period	$7.69	$5.78	$10.04
Total Return ^	34.44%	(39.36% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,290	$419	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%	0.79%	12.75%	*
After expense waiver	0.25% #	0.25% #	0.25%	*#
Net investment income (loss) to average daily net assets	0.77%	2.49%	11.96%	*
Portfolio turnover rate	51%	35%	0%

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 17, 2007 (commencement of operations) through December 31, 2007.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$5.78	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.27	0.05
Net realized and unrealized gain (loss) on investments	1.95	(4.21)	(0.01)
Total income (loss) from investment operations	2.00	(3.94)	0.04
Less distributions to shareholders:
From net investment income	(0.09)	(0.19)	-
Tax return of capital	-	(0.13)	-
Total distributions	(0.09)	(0.32)	-
Net asset value, end of period	$7.69	$5.78	$10.04
Total Return ^	34.53%	(39.31% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,035	$1,477	$101
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%	0.67%	12.65%	*
After expense waiver	0.15% #	0.15% #	0.15%	*#
Net investment income (loss) to average daily net assets	0.83%	3.61%	12.08%	*
Portfolio turnover rate	51%	35%	0%

	Class S
	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$5.78	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.05	0.16	0.05
Net realized and unrealized gain (loss) on investments	1.95	(4.10)	(0.01)
Total income (loss) from investment operations	2.00	(3.94)	0.04
Less distributions to shareholders:
From net investment income	(0.09)	(0.18)	-
Tax return of capital	-	(0.14)	-
Total distributions	(0.09)	(0.32)	-
Net asset value, end of period	$7.69	$5.78	$10.04
Total Return ^	34.58%	(39.30% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$11,442	$7,008	$9,640
Ratio of expenses to average daily net assets:
Before expense waiver	0.57%	0.59%	12.61%	*
After expense waiver	0.10% #	0.10% #	0.10%	*#
Net investment income (loss) to average daily net assets	0.84%	1.89%	12.12%	*
Portfolio turnover rate	51%	35%	0%

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 17, 2007 (commencement of operations) through December 31, 2007.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Destination Retirement 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 12/31/09	Year Ended 12/31/08	Period Ended 12/31/07+
Net asset value, beginning of period	$5.80	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.09	0.05
Net realized and unrealized gain (loss) on investments	1.94	(4.07)	(0.01)
Total income (loss) from investment operations	1.95	(3.98)	0.04
Less distributions to shareholders:
From net investment income	(0.04)	(0.15)	-
Tax return of capital	-	(0.11)	-
Total distributions	(0.04)	(0.26)	-
Net asset value, end of period	$7.71	$5.80	$10.04
Total Return ^,^^	33.68%	(39.70% )	0.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$81	$61	$100
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	1.29%	13.30%	*
After expense waiver	0.80% #	0.80% #	0.80%	*#
Net investment income (loss) to average daily net assets	0.10%	1.04%	11.42%	*
Portfolio turnover rate	51%	35%	0%

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 17, 2007 (commencement of operations) through December 31, 2007.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund

MassMutual Select Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Select Strategic Bond Fund ("Strategic Bond Fund"), MassMutual Select Strategic Balanced Fund ("Strategic Balanced Fund"), MassMutual Select Diversified Value Fund ("Diversified Value Fund"), MassMutual Select Fundamental Value Fund ("Fundamental Value Fund"), MassMutual Select Value Equity Fund ("Value Equity Fund"), MassMutual Select Large Cap Value Fund ("Large Cap Value Fund"), MassMutual Select Indexed Equity Fund ("Indexed Equity Fund"), MassMutual Select Core Opportunities Fund ("Core Opportunities Fund"), MassMutual Select Blue Chip Growth Fund ("Blue Chip Growth Fund"), MassMutual Select Large Cap Growth Fund ("Large Cap Growth Fund"), MassMutual Select Aggressive Growth Fund ("Aggressive Growth Fund"), MassMutual Select NASDAQ-100® Fund ("NASDAQ-100 Fund"), MassMutual Select Focused Value Fund ("Focused Value Fund"), MassMutual Select Mid-Cap Value Fund ("Mid-Cap Value Fund"), MassMutual Select Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), MassMutual Select Small Company Value Fund ("Small Company Value Fund"), MassMutual Select Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund"), MassMutual Select Mid Cap Growth Equity II Fund ("Mid Cap Growth Equity II Fund"), MassMutual Select Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"), MassMutual Select Small Company Growth Fund ("Small Company Growth Fund"), MassMutual Select Emerging Growth Fund ("Emerging Growth Fund"), MassMutual Select Diversified International Fund ("Diversified International Fund"), MassMutual Select Overseas Fund ("Overseas Fund"), MassMutual Select Destination Retirement Income Fund ("Destination Retirement Income Fund"), MassMutual Select Destination Retirement 2010 Fund ("Destination Retirement 2010 Fund"), MassMutual Select Destination Retirement 2020 Fund ("Destination Retirement 2020 Fund"), MassMutual Select Destination Retirement 2030 Fund ("Destination Retirement 2030 Fund"), MassMutual Select Destination Retirement 2040 Fund ("Destination Retirement 2040 Fund"), and MassMutual Select Destination Retirement 2050 Fund (Destination Retirement 2050 Fund).

Each Fund has the following five classes of shares: Class A, Class L, Class Y, Class S, and Class N. Additionally, the Indexed Equity Fund has a sixth class of shares: Class Z. Class N shares of the Emerging Growth Fund are not currently available. Each share class invests in the same portfolio of assets. The principal economic difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Funds' Prospectus.

The six Destination Retirement Funds invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the Destination Retirement Funds and the applicable MassMutual Select Funds. The financial statements of the applicable MassMutual Premier Funds, or Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority owned, indirect subsidiary of MassMutual, are presented separately and can be obtained from the SEC's EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Destination Retirement Fund are diversified and a shareholder's interest is limited to the Select, Premier, or Oppenheimer Funds in which the shares are invested.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs

Notes to Financial Statements (Continued)

may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts ("ADRs"), futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements (Continued)

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The Diversified Value Fund, Fundamental Value Fund, Value Equity Fund, Indexed Equity Fund, Core Opportunities Fund, Large Cap Growth Fund, Aggressive Growth Fund, NASDAQ-100 Fund, Focused Value Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Mid Cap Growth Equity II Fund, and Small Company Growth Fund had all long-term investments at Level 1, with corresponding industries as represented in the Portfolio(s) of Investments, and all short-term investments at Level 2, as of December 31, 2009. The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund, and Destination Retirement 2050 Fund had all investments at Level 1, with corresponding industries as represented in the Portfolio(s) of Investments, as of December 31, 2009. The Emerging Growth Fund had all long-term investments at Level 1 (except for warrants that were all at Level 3 and had $0 value throughout the period), with corresponding industries as represented in the Portfolio(s) of Investments, and short-term investments at Level 2 as of December 31, 2009.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2009 for the Funds' investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Bond Fund
Equities
Common Stock
Energy	$-	$-	$7,576	$7,576
Total Common Stock	-	-	7,576	7,576
Preferred Stock
Consumer, Cyclical	-	26,900	-	26,900
Financial	496,321	-	-	496,321
Government	32,423	46,616	-	79,039
Total Preferred Stock	528,744	73,516	-	602,260
Convertible Preferred Stock
Consumer, Cyclical	35,613	-	-	35,613
Total Convertible Preferred Stock	35,613	-	-	35,613
Total Equities	564,357	73,516	7,576	645,449
Bonds & Notes
Total Corporate Debt	-	77,174,512	877,148	78,051,660
Total Municipal Obligations	-	424,707	-	424,707
Non-U.S. Government Agency Obligations
Automobile ABS	-	389,119	-	389,119
Commercial MBS	-	4,306,511	-	4,306,511
Home Equity ABS	-	4,632,823	-	4,632,823
Manufactured Housing ABS	-	2,717,151	-	2,717,151
Student Loans ABS	-	1,408,299	-	1,408,299
WL Collateral CMO	-	13,887,502	-	13,887,502
Total Non-U.S. Government Agency Obligations	-	27,341,405	-	27,341,405
Total Sovereign Debt Obligations	-	460,363	-	460,363
U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	53,652,869	-	53,652,869
Total U.S. Government Agency Obligations and Instrumentalities	-	53,652,869	-	53,652,869
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	41,451,589	-	41,451,589

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Bond Fund (Continued)
Total U.S. Treasury Obligations	$-	$41,451,589	$-	$41,451,589
Total Bonds & Notes	-	200,505,445	877,148	201,382,593
Total Long-Term Investments	564,357	200,578,961	884,724	202,028,042
Total Short-Term Investments	-	6,365,624	-	6,365,624
Total Investments	$564,357	$206,944,585	$884,724	$208,393,666

Strategic Balanced Fund
Equities
Common Stock
Basic Materials	$1,717,849	$1,190,623	$-	$2,908,472
Communications	6,823,128	1,085,468	-	7,908,596
Consumer, Cyclical	3,208,742	1,987,344	-	5,196,086
Consumer, Non-cyclical	8,457,851	2,899,131	-	11,356,982
Diversified	-	177,962	-	177,962
Energy	4,896,479	1,493,772	2,381	6,392,632
Financial	5,929,668	3,296,138	-	9,225,806
Industrial	3,357,729	1,994,947	-	5,352,676
Technology	6,561,936	391,652	-	6,953,588
Utilities	1,238,568	820,990	-	2,059,558
Total Common Stock	42,191,950	15,338,027	2,381	57,532,358
Preferred Stock
Financial	228,616	-	-	228,616
Government	7,893	12,457	-	20,350
Total Preferred Stock	236,509	12,457	-	248,966
Convertible Preferred Stock
Consumer, Cyclical	24,475	-	-	24,475
Total Convertible Preferred Stock	24,475	-	-	24,475
Total Equities	42,452,934	15,350,484	2,381	57,805,799
Bonds & Notes
Total Corporate Debt	-	14,292,844	273,565	14,566,409
Total Municipal Obligations	-	39,634	-	39,634
Non-U.S. Government Agency Obligations
Automobile ABS	-	59,865	-	59,865
Commercial MBS	-	744,930	39,418	784,348
Home Equity ABS	-	1,089,307	-	1,089,307
Student Loans ABS	-	797,536	-	797,536
WL Collateral CMO	-	2,974,141	-	2,974,141
Total Non-U.S. Government Agency Obligations	-	5,665,779	39,418	5,705,197

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Balanced Fund (Continued)
Total Sovereign Debt Obligations	$-	$118,803	$-	$118,803
U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	8,569,579	-	8,569,579
Total U.S. Government Agency Obligations and Instrumentalities	-	8,569,579	-	8,569,579
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	2,629,204	-	2,629,204
Total U.S. Treasury Obligations	-	2,629,204	-	2,629,204
Total Bonds & Notes	-	31,315,843	312,983	31,628,826
Total Long-Term Investments	42,452,934	46,666,327	315,364	89,434,625
Total Short-Term Investments	-	2,207,107	-	2,207,107
Total Investments	$42,452,934	$48,873,434	$315,364	$91,641,732

Large Cap Value Fund
Equities
Common Stock
Basic Materials	$17,425,400	$7,890,990	$-	$25,316,390
Communications	43,432,357	-	-	43,432,357
Consumer, Cyclical	73,654,743	1,798,233	-	75,452,976
Consumer, Non-cyclical	124,319,282	11,802,426	-	136,121,708
Diversified	-	6,938,064	-	6,938,064
Energy	109,740,060	10,856,041	-	120,596,101
Financial	190,923,106	19,538,980	-	210,462,086
Industrial	44,278,290	7,628,480	-	51,906,770
Technology	49,391,755	-	-	49,391,755
Utilities	1,472,086	-	-	1,472,086
Total Common Stock	654,637,079	66,453,214	-	721,090,293
Total Equities	654,637,079	66,453,214	-	721,090,293
Bonds & Notes
Total Corporate Debt	-	4,896,060	1,894,725	6,790,785
Total Bonds & Notes	-	4,896,060	1,894,725	6,790,785
Total Long-Term Investments	654,637,079	71,349,274	1,894,725	727,881,078
Total Short-Term Investments	-	9,561,302	-	9,561,302
Total Investments	$654,637,079	$80,910,576	$1,894,725	$737,442,380

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$12,638,612	$-	$-	$12,638,612
Communications	120,820,736	7,493,554	-	128,314,290
Consumer, Cyclical	52,301,638	695,868	-	52,997,506
Consumer, Non-cyclical	107,713,261	-	-	107,713,261
Energy	39,886,605	-	-	39,886,605
Financial	80,395,753	491,964	-	80,887,717
Industrial	39,018,135	-	-	39,018,135
Technology	96,015,964	-	-	96,015,964
Total Common Stock	548,790,704	8,681,386	-	557,472,090
Convertible Preferred Stock
Financial	1,418,892	-	-	1,418,892
Total Convertible Preferred Stock	1,418,892	-	-	1,418,892
Total Equities	550,209,596	8,681,386	-	558,890,982
Total Mutual Funds	3,285,963	-	-	3,285,963
Total Long-Term Investments	553,495,559	8,681,386	-	562,176,945
Total Short-Term Investments	-	3,264,354	-	3,264,354
Total Investments	$553,495,559	$11,945,740	$-	$565,441,299

Small Company Value Fund
Equities
Common Stock
Basic Materials	$32,085,798	$-	$-	$32,085,798
Communications	18,059,737	-	-	18,059,737
Consumer, Cyclical	55,686,906	-	-	55,686,906
Consumer, Non-cyclical	55,344,097	-	-	55,344,097
Diversified	1,195,612	-	-	1,195,612
Energy	32,995,033	-	-	32,995,033
Financial	102,602,979	-	-	102,602,979
Industrial	95,477,017	-	-	95,477,017
Technology	23,078,477	-	-	23,078,477
Utilities	20,178,673	-	-	20,178,673
Total Common Stock	436,704,329	-	-	436,704,329
Convertible Preferred Stock
Energy	1,347,450	-	-	1,347,450
Financial	-	3,153,596	-	3,153,596
Total Convertible Preferred Stock	1,347,450	3,153,596	-	4,501,046
Total Equities	438,051,779	3,153,596	-	441,205,375
Total Mutual Funds	1,809,818	-	-	1,809,818

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Company Value Fund (Continued)
Total Long-Term Investments	$439,861,597	$3,153,596	$-	$443,015,193
Total Short-Term Investments	-	13,671,660	-	13,671,660
Total Investments	$439,861,597	$16,825,256	$-	$456,686,853

Mid Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$3,696,980	$561,336	$-	$4,258,316
Communications	8,617,483	-	-	8,617,483
Consumer, Cyclical	15,416,043	521,317	-	15,937,360
Consumer, Non-cyclical	15,070,906	1,293,955	-	16,364,861
Energy	3,538,254	171,724	-	3,709,978
Financial	3,914,604	457,628	-	4,372,232
Industrial	8,799,512	434,131	-	9,233,643
Technology	12,326,292	-	-	12,326,292
Utilities	288,960	-	-	288,960
Total Common Stock	71,669,034	3,440,091	-	75,109,125
Total Equities	71,669,034	3,440,091	-	75,109,125
Total Long-Term Investments	71,669,034	3,440,091	-	75,109,125
Total Short-Term Investments	-	1,163,089	-	1,163,089
Total Investments	$71,669,034	$4,603,180	$-	$76,272,214

Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$5,575,587	$-	$-	$5,575,587
Communications	42,590,889	-	-	42,590,889
Consumer, Cyclical	94,217,337	-	-	94,217,337
Consumer, Non-cyclical	101,397,881	2,422,951	-	103,820,832
Energy	18,873,090	500,786	-	19,373,876
Financial	18,435,601	1,629,523	-	20,065,124
Industrial	70,117,763	1,345,414	-	71,463,177
Technology	110,001,523	-	-	110,001,523
Utilities	2,313,377	1,686,796	-	4,000,173
Total Common Stock	463,523,048	7,585,470	-	471,108,518
Total Equities	463,523,048	7,585,470	-	471,108,518
Total Mutual Funds	1,749,506	-	-	1,749,506
Total Long-Term Investments	465,272,554	7,585,470	-	472,858,024
Total Short-Term Investments	-	11,137,193	-	11,137,193
Total Investments	$465,272,554	$18,722,663	$-	$483,995,217

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified International Fund
Equities
Common Stock
Basic Materials	$1,153,224	$7,183,358	$-	$8,336,582
Communications	-	17,489,140	-	17,489,140
Consumer, Cyclical	-	10,367,701	-	10,367,701
Consumer, Non-cyclical	-	15,508,215	-	15,508,215
Diversified	-	1,656,424	-	1,656,424
Energy	9,471,961	9,275,091	-	18,747,052
Financial	731,054	36,431,383	-	37,162,437
Industrial	-	8,703,282	-	8,703,282
Technology	-	4,796,407	-	4,796,407
Utilities	-	4,544,416	-	4,544,416
Total Common Stock	11,356,239	115,955,417	-	127,311,656
Preferred Stock
Basic Materials	-	607,034	-	607,034
Financial	-	836,360	-	836,360
Total Preferred Stock	-	1,443,394	-	1,443,394
Total Equities	11,356,239	117,398,811	-	128,755,050
Warrants
Financial	838,822	-	-	838,822
Total Warrants	838,822	-	-	838,822
Total Long-Term Investments	12,195,061	117,398,811	-	129,593,872
Total Short-Term Investments	$-	$4,608,439	$-	$4,608,439
Total Investments	$12,195,061	$122,007,250	$-	$134,202,311

Overseas Fund
Equities
Common Stock
Basic Materials	$727,990	$46,675,295	$-	$47,403,285
Communications	9,024,786	52,511,580	-	61,536,366
Consumer, Cyclical	4,558,047	49,237,814	-	53,795,861
Consumer, Non-cyclical	2,695,644	128,089,879	-	130,785,523
Diversified	-	13,936,120	-	13,936,120
Energy	10,494,114	26,420,602	-	36,914,716
Financial	1,562,486	98,967,625	-	100,530,111
Industrial	9,331,611	53,310,412	-	62,642,023
Technology	8,164,317	33,055,091	-	41,219,408
Utilities	-	12,343,581	-	12,343,581
Total Common Stock	46,558,995	514,547,999	-	561,106,994

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Overseas Fund (Continued)
Preferred Stock
Basic Materials	$-	$309,137	$-	$309,137
Financial	-	1,238,332	-	1,238,332
Total Preferred Stock	-	1,547,469	-	1,547,469
Total Equities	46,558,995	516,095,468	-	562,654,463
Total Long-Term Investments	46,558,995	516,095,468	-	562,654,463
Total Short-Term Investments	-	6,891,852	-	6,891,852
Total Investments	$46,558,995	$522,987,320	$-	$569,546,315

The following is the aggregate value by input level as of December 31, 2009 for the Funds' other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Bond Fund	$685,815	$193,096	$-	$878,911
Strategic Balanced Fund	40,509	602,280	-	642,789
Indexed Equity Fund	386,028	-	-	386,028
NASDAQ-100 Fund	3,786	-	-	3,786
Diversified International Fund	57,289	1,203,444	-	1,260,733
Overseas Fund	48,946	1,641,601	-	1,690,547

Liabilities Valuation Inputs

	Other Financial Instruments*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Bond Fund	$(523,737)	$(245,783)	$-	$(769,520)
Strategic Balanced Fund	(94,736)	(70,845)	-	(165,581)
Diversified International Fund	-	(824,789)	-	(824,789)
Overseas Fund	-	(1,109,322)	-	(1,109,322)

* Other financial instruments include forward contracts, futures contracts, swap agreements, and written options.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 12/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/09
Strategic Bond Fund
Long-Term Investments
Equities
Common Stock
Energy	$-	$-	$(25)	$-	$7,601	$-	$7,576	$-
Bonds & Notes
Corporate Debt	251,586	-	(269,405)	870,652	(124,601)	148,916	877,148	620,233
	$251,586	$-	$(269,430)	$870,652	$(117,000)	$148,916	$884,724	$620,233

Strategic Balanced Fund
Long-Term Investments
Equities
Common Stock
Energy	$-	$-	$(19)	$-	$2,400	$-	$2,381	$-
Bonds & Notes
Corporate Debt	83,554	-	(100,400)	281,590	(49,200)	58,021	273,565	(152,938)
Non-U.S. Government Agency Obligations
Commercial MBS	52,089	-	(14,218)	1,540	-	7	39,418	1,540
	$135,643	$-	$(114,637)	$283,130	$(46,800)	$58,028	$315,364	$(151,398)

Large Cap Value Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$1,138,840	$6,976	$-	$748,909	$-	$-	$1,894,725	$748,909

Mid Cap Growth Equity Fund
Long-Term Investments
Equities
Common Stock
Industrial	$4,674	$-	$-	$-	$-	$(4,674)	$-	$-

Mid Cap Growth Equity II Fund
Long-Term Investments
Equities
Common Stock
Warrants
Basic Materials	$-	$-	$218,026	$37,500	$(255,526)	$-	$-	$-

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the year ended December 31, 2009, as follows:

Type of Derivative and Objective for Use	Strategic Bond Fund	Strategic Balanced Fund	Indexed Equity Fund	NASDAQ-100 Fund	Small Cap Value Equity Fund	Diversified International Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	X	X				X	X
Directional Exposures to Currencies						X	X
Futures Contracts**
Hedging/Risk Management	X	X			X
Duration/Credit Quality Management	X	X
Short-term Cash Deployment		X	X	X		X	X
Interest Rate Swaps***
Hedging/Risk Management		X
Duration Management		X
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	X	X
Duration/Credit Quality Management	X	X
Credit Default Swaps (Protection Seller)
Duration/Credit Quality Management	X	X
Income	X	X
Options (Purchased)
Hedging/Risk Management	X	X
Duration/Credit Quality Management	X	X
Options (Sold)
Hedging/Risk Management	X	X
Duration/Credit Quality Management	X	X
Income	X	X

*Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.

**Includes any options on futures contracts, if applicable.

***Includes any caps, floors, and collars, and related options, if applicable.

Notes to Financial Statements (Continued)

The Strategic Balanced Fund, Large Cap Value Fund, Blue Chip Growth Fund, Diversified International Fund, and Overseas Fund held rights during the year as a result of corporate actions. The Strategic Bond Fund, Strategic Balanced Fund, Aggressive Growth Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Emerging Growth Fund, Diversified International Fund, and Overseas Fund held warrants during the year as a result of corporate actions.

At December 31, 2009, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Strategic Bond Fund
Asset Derivatives
Futures Contracts^^	$685,815	$-	$-	$-	$685,815
Swap Agreements*	-	-	193,096	-	193,096
Total Value	$685,815	$-	$193,096	$-	$878,911
Liability Derivatives
Futures Contracts^^	$(449,362)	$-	$-	$-	$(449,362)
Swap Agreements^	-	-	(245,783)	-	(245,783)
Written Options^	(74,375)	-	-	-	(74,375)
Total Value	$(523,737)	$-	$(245,783)	$-	$(769,520)
Realized Gain (Loss)#
Forward Contracts	$-	$(80,867)	$-	$-	$(80,867)
Futures Contracts	2,694,552	-	-	-	2,694,552
Swap Agreements	-	-	(2,788,496)	-	(2,788,496)
Purchased Options	(50,790)	-	-	-	(50,790)
Written Options	844,578	-	-	-	844,578
Total Realized Gain (Loss)	$3,488,340	$(80,867)	$(2,788,496)	$-	$618,977
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$47,346	$-	$-	$47,346
Futures Contracts	(858,327)	-	-	-	(858,327)
Swap Agreements	-	-	5,061,056	-	5,061,056
Written Options	176,801	-	-	-	176,801
Total Change in Appreciation (Depreciation)	$(681,526)	$47,346	$5,061,056	$-	$4,426,876
Number of Contracts, Notional Amounts or Shares/Units†
Forwards Contracts	$-	$1,628,249	$-	$-	$1,628,249
Futures Contracts	470	-	-	-	470
Swap Agreements	$-	$-	$18,107,251	$-	$18,107,251
Purchased Option	$32,000	$-	$-	$-	$32,000
Written Options	$848,875	$-	$-	$-	$848,875
Warrants	-	-	-	258	258

Strategic Balanced Fund
Asset Derivatives
Forward Contracts*	$-	$87,606	$-	$-	$87,606
Futures Contracts^^	40,509	-	-	-	40,509
Swap Agreements*	-	-	514,674	-	514,674
Total Value	$40,509	$87,606	$514,674	$-	$642,789

Notes to Financial Statements (Continued)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Strategic Balanced Fund (Continued)
Liability Derivatives
Forward Contracts^	$-	$(53,992)	$-	$-	$(53,992)
Futures Contracts^^	(82,051)	-	-	(609)	(82,660)
Swap Agreements^	-	-	(16,853)	-	(16,853)
Written Options^	(12,076)	-	-	-	(12,076)
Total Value	$(94,127)	$(53,992)	$(16,853)	$(609)	$(165,581)
Realized Gain (Loss)#
Forward Contracts	$-	$164,669	$-	$-	$164,669
Futures Contracts	323,777	-	-	16,683	340,460
Swap Agreements	992,957	-	299,442	-	1,292,399
Purchased Options	(10,495)	-	-	-	(10,495)
Written Options	174,863	-	-	-	174,863
Rights	-	-	-	25	25
Total Realized Gain (Loss)	$1,481,102	$164,669	$299,442	$16,708	$1,961,921
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$49,302	$-	$-	$49,302
Futures Contracts	(143,087)	-	-	(609)	(143,696)
Swap Agreements	(875,633)	-	(143,966)	-	(1,019,599)
Written Options	26,657	-	-	-	26,657
Total Change in Appreciation (Depreciation)	$(992,063)	$49,302	$(143,966)	$(609)	$(1,087,336)
Number of Contracts, Notional Amounts or Shares/Units†
Forwards Contracts	$-	$6,297,946	$-	$-	$6,297,946
Futures Contracts	38	-	-	72	110
Swap Agreements	$5,810,000	$-	$1,123,248	$-	$6,933,248
Purchased Options	$6,000	$-	$-	$-	$6,000
Written Options	$157,667	$-	$-	$-	$157,667
Warrants	-	-	-	81	81
Rights	-	-	-	6,264	6,264

Large Cap Value Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	-	-	28,087	28,087

Indexed Equity Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$386,028	$386,028
Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$9,627,827	$9,627,827
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(895,907)	$(895,907)

Notes to Financial Statements (Continued)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Indexed Equity Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	131	131

Blue Chip Growth Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	-	-	66,000	66,000

Aggressive Growth Fund
Realized Gain (Loss)#
Warrants	$-	$-	$-	$450	$450
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	-	-	4,603	4,603

NASDAQ-100 Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$3,786	$3,786
Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$489,943	$489,943
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$3,053	$3,053
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	37	37

Small Cap Value Equity Fund
Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$544,784	$544,784
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(238,516)	$(238,516)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	23	23

Mid Cap Growth Equity II Fund
Realized Gain (Loss)#
Warrants	$-	$-	$-	$218,026	$218,026
Change in Appreciation (Depreciation)##
Warrants	$-	$-	$-	$37,500	$37,500
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	-	-	7,500	7,500

Notes to Financial Statements (Continued)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Small Cap Growth Equity Fund
Realized Gain (Loss)#
Warrants	$-	$-	$-	$199	$199
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	-	-	6,018	6,018

Emerging Growth Fund
Number of Contracts, Notional Amounts or Shares/Units†	-	-	-	842	842
Warrants

Diversified International Fund
Asset Derivatives
Forward Contracts*	$-	$1,203,444	$-	$-	$1,203,444
Futures Contracts^^	-	-	-	57,289	57,289
Warrants	-	-	-	838,822	838,822
Total Value	$-	$1,203,444	$-	$896,111	$2,099,555
Liability Derivatives
Forward Contracts^	$-	$(824,789)	$-	$-	$(824,789)
Realized Gain (Loss)#
Forward Contracts	$-	$(1,805,190)	$-	$-	$(1,805,190)
Futures Contracts	-	-	-	(2,332,201)	(2,332,201)
Rights	-	-	-	(2)	(2)
Total Realized Gain (Loss)	$-	$(1,805,190)	$-	$(2,332,203)	$(4,137,393)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$269,264	$-	$-	$269,264
Futures Contracts	-	-	-	68,945	68,945
Warrants	-	-	-	(3,279)	(3,279)
Total Change in Appreciation (Depreciation)	$-	$269,264	$-	$65,666	$334,930
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$119,830,486	$-	$-	$119,830,486
Futures Contracts	-	-	-	111	111
Warrants	-	-	-	63,200	63,200
Rights	-	-	-	87,175	87,175

Overseas Fund
Asset Derivatives
Forward Contracts*	$-	$1,641,601	$-	$-	$1,641,601
Futures Contracts^^	-	-	-	48,946	48,946
Total Value	$-	$1,641,601	$-	$48,946	$1,690,547
Liability Derivatives
Forward Contracts^	$-	$(1,109,322)	$-	$-	$(1,109,322)

Notes to Financial Statements (Continued)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Overseas Fund (Continued)
Realized Gain (Loss)#
Forward Contracts	$-	$4,206,126	$-	$-	$4,206,126
Futures Contracts	-	-	-	362,312	362,312
Warrants	-	-	-	96,051	96,051
Rights	-	-	-	(139,052)	(139,052)
Total Realized Gain (Loss)	$-	$4,206,126	$-	$319,311	$4,525,437
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(843,899)	$-	$-	$(843,899)
Futures Contracts	-	-	-	17,593	17,593
Total Change in Appreciation (Depreciation)	$-	$(843,899)	$-	$17,593	$(826,306)
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$65,467,465	$-	$-	$65,467,465
Futures Contracts	-	-	-	14	14
Warrants	-	-	-	11,090	11,090
Rights	-	-	-	359,893	359,893

*Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts, open swap agreements at value, or investments, at value, as applicable.

^Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options, as applicable.

^^Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

#Statements of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions, futures contracts, swap agreements, investment transactions, or written options, as applicable.

##Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies, futures contracts, swap agreements, investment transactions, or written options, as applicable.

†Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during the year ended December 31, 2009.

The Strategic Bond Fund and Strategic Balanced Fund had no change in appreciation (depreciation) on purchased options during the year ended December 31, 2009.

The Strategic Bond Fund, Strategic Balanced Fund, and Emerging Growth Fund had no change in appreciation (depreciation) and no realized gain (loss) on warrants during the year ended December 31, 2009. The Aggressive Growth Fund, Small Cap Growth Equity Fund, and Overseas Fund had no change in appreciation (depreciation) on warrants during the year ended December 31, 2009. The Diversified International Fund had no realized gain (loss) on warrants during the year ended December 31, 2009.

The Large Cap Value Fund and Blue Chip Growth Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights and the Strategic Balanced Fund, Diversified International Fund, and Overseas Fund had no change in appreciation (depreciation) on rights during the year ended December 31, 2009.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2009, are discussed below.

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into foreign currency exchange transactions, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2009. A Fund's maximum risk of loss from counterparty risk is the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund
BUYS
Toronto Dominion Bank	73,074	British Pound	2/26/10	$118,783	$118,074	$(709)

Barclays Bank PLC	980,182	Australian Dollar	2/26/10	885,812	875,208	(10,604)
Barclays Bank PLC	719,782	Swiss Franc	2/26/10	708,027	695,275	(12,752)
				1,593,839	1,570,483	(23,356)

Goldman Sachs International	66,317	British Pound	2/26/10	107,444	107,156	(288)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Strategic Balanced Fund (continued)
Goldman Sachs International	88,290	Euro	2/26/10	$127,076	$126,544	$(532)
				234,520	233,700	(820)

HSBC Bank PLC	139,630	Euro	2/26/10	203,292	200,129	(3,163)
HSBC Bank PLC	13,720,758	Japanese Yen	2/26/10	154,642	147,432	(7,210)
				357,934	347,561	(10,373)

JP Morgan Chase Bank	306,575	Canadian Dollar	2/17/10	288,584	292,958	4,374

UBS AG London	92,640	Australian Dollar	2/26/10	81,852	82,718	866

Westpac Banking Corp.	473,159	Norwegian Krone	2/26/10	83,300	81,471	(1,829)
Westpac Banking Corp.	305,903	Singapore Dollar	2/26/10	220,248	217,773	(2,475)
Westpac Banking Corp.	2,025,514	Swedish Krona	2/26/10	291,974	283,172	(8,802)
Westpac Banking Corp.	99,112	Swiss Franc	2/26/10	95,563	95,738	175
				691,085	678,154	(12,931)
				$3,366,597	$3,323,648	$(42,949)
SELLS
Barclays Bank PLC	53,110	British Pound	2/26/10	$86,519	$85,816	$703
Barclays Bank PLC	907,065	Euro	2/26/10	1,348,595	1,300,074	48,521
Barclays Bank PLC	2,686,514	Hong Kong Dollar	2/26/10	346,894	346,599	295
				1,782,008	1,732,489	49,519

Credit Suisse Securities LLC London	356,652	Canadian Dollar	2/17/10	335,184	340,812	(5,628)

HSBC Bank PLC	44,902,546	Japanese Yen	2/26/10	505,062	482,487	22,575

Morgan Stanley and Co.	4,742,966	Japanese Yen	2/26/10	54,757	50,964	3,793

State Street Bank and Trust	18,044,992	Japanese Yen	2/26/10	200,135	193,897	6,238

UBS AG London	672,980	Hong Kong Dollar	2/26/10	86,890	86,824	66
				$2,964,036	$2,887,473	$76,563

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Diversified International Fund
BUYS
State Street Bank and Trust Co.	14,546,000	Australian Dollar	1/15/10	$12,817,935	$13,044,628	$226,693
State Street Bank and Trust Co.	603,000	Australian Dollar	4/15/10	527,366	535,600	8,234
State Street Bank and Trust Co.	10,436,000	British Pound	1/15/10	17,217,007	16,867,249	(349,758)
State Street Bank and Trust Co.	1,460,000	British Pound	4/15/10	2,349,359	2,358,383	9,024
State Street Bank and Trust Co.	1,466,000	Canadian Dollar	1/15/10	1,393,536	1,400,874	7,338
State Street Bank and Trust Co.	2,228,000	Canadian Dollar	4/15/10	2,112,870	2,129,039	16,169
State Street Bank and Trust Co.	175,184,000	Japanese Yen	1/15/10	1,930,955	1,881,976	(48,979)
State Street Bank and Trust Co.	8,918,000	New Zealand Dollar	1/15/10	6,498,725	6,464,529	(34,196)
State Street Bank and Trust Co.	32,540,000	Norwegian Krone	1/15/10	5,678,883	5,613,636	(65,247)
State Street Bank and Trust Co.	42,691,000	Swedish Krona	1/15/10	6,072,101	5,966,906	(105,195)
State Street Bank and Trust Co.	4,854,000	Swedish Krona	4/15/10	671,454	678,776	7,322
				$57,270,191	$56,941,596	$(328,595)
SELLS
State Street Bank and Trust Co.	396,000	Australian Dollar	1/15/10	357,905	355,127	2,778
State Street Bank and Trust Co.	10,436,000	British Pound	1/15/10	16,651,682	16,867,249	(215,567)
State Street Bank and Trust Co.	1,466,000	Canadian Dollar	1/15/10	1,397,362	1,400,874	(3,512)
State Street Bank and Trust Co.	945,000	Canadian Dollar	4/15/10	900,712	903,026	(2,314)
State Street Bank and Trust Co.	6,382,000	Euro	1/15/10	9,392,131	9,147,856	244,275
State Street Bank and Trust Co.	8,509,000	Euro	4/15/10	12,455,502	12,194,396	261,106
State Street Bank and Trust Co.	862,849,000	Japanese Yen	1/15/10	9,622,559	9,269,457	353,102
State Street Bank and Trust Co.	144,610,000	Japanese Yen	4/15/10	1,614,618	1,554,374	60,244
State Street Bank and Trust Co.	152,876	South African Rand	1/08/10	20,679	20,700	(21)
State Street Bank and Trust Co.	2,887,000	Swiss Franc	1/15/10	2,795,097	2,787,938	7,159
				$55,208,247	$54,500,997	$707,250

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund
BUYS
State Street Bank and Trust Co.	12,817,000	Australian Dollar	1/15/10	$11,294,340	$11,494,094	$199,754
State Street Bank and Trust Co.	1,483,000	Australian Dollar	4/15/10	1,296,987	1,317,238	20,251
State Street Bank and Trust Co.	7,766,000	British Pound	1/15/10	12,866,286	12,551,845	(314,441)
State Street Bank and Trust Co.	382,000	British Pound	4/15/10	614,695	617,056	2,361
State Street Bank and Trust Co.	1,386,000	Canadian Dollar	1/15/10	1,317,490	1,324,428	6,938
State Street Bank and Trust Co.	366,656,000	Japanese Yen	1/15/10	4,051,299	3,938,931	(112,368)
State Street Bank and Trust Co.	7,830,000	New Zealand Dollar	1/15/10	5,705,878	5,675,853	(30,025)
State Street Bank and Trust Co.	816,000	New Zealand Dollar	4/15/10	583,481	587,544	4,063
State Street Bank and Trust Co.	32,747,000	Norwegian Krone	1/15/10	5,715,009	5,649,346	(65,663)
State Street Bank and Trust Co.	40,233,000	Swedish Krona	1/15/10	5,722,491	5,623,353	(99,138)
State Street Bank and Trust Co.	4,483,000	Swedish Krona	4/15/10	620,133	626,895	6,762
				$49,788,089	$49,406,583	$(381,506)
SELLS
State Street Bank and Trust Co.	409,000	Australian Dollar	1/15/10	370,235	366,785	3,450
State Street Bank and Trust Co.	7,766,000	British Pound	1/15/10	12,384,264	12,551,845	(167,581)
State Street Bank and Trust Co.	1,386,000	Canadian Dollar	1/15/10	1,321,107	1,324,428	(3,321)
State Street Bank and Trust Co.	879,000	Canadian Dollar	4/15/10	837,805	839,957	(2,152)
State Street Bank and Trust Co.	5,256,000	Euro	1/15/10	7,699,892	7,533,866	166,026
State Street Bank and Trust Co.	6,021,000	Euro	4/15/10	8,884,919	8,628,801	256,118
State Street Bank and Trust Co.	4,950,000	Euro	9/15/10	7,231,950	7,088,014	143,936
State Street Bank and Trust Co.	1,300,000	Euro	10/25/10	1,949,454	1,861,024	88,430
State Street Bank and Trust Co.	942,915,000	Japanese Yen	1/15/10	10,519,014	10,129,595	389,419
State Street Bank and Trust Co.	158,000,000	Japanese Yen	3/03/10	1,637,866	1,697,788	(59,922)
State Street Bank and Trust Co.	208,522,000	Japanese Yen	4/15/10	2,316,413	2,241,347	75,066
State Street Bank and Trust Co.	213,000,000	Japanese Yen	9/07/10	2,310,446	2,294,337	16,109

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Overseas Fund (continued)
State Street Bank and Trust Co.	47,500,000	Japanese Yen	11/16/10	$527,441	$512,666	$14,775
State Street Bank and Trust Co.	160,500,000	Japanese Yen	11/29/10	1,836,027	1,733,030	102,997
State Street Bank and Trust Co.	2,146,000	Swedish Krona	1/15/10	308,343	299,946	8,397
State Street Bank and Trust Co.	2,498,000	Swiss Franc	1/15/10	2,428,911	2,412,287	16,624
State Street Bank and Trust Co.	1,000,000	Swiss Franc	3/03/10	866,739	965,984	(99,245)
State Street Bank and Trust Co.	487,000	Swiss Franc	4/15/10	480,670	470,585	10,085
State Street Bank and Trust Co.	7,250,000	Swiss Franc	6/04/10	6,853,848	7,009,314	(155,466)
State Street Bank and Trust Co.	2,200,000	Swiss Franc	9/24/10	2,158,344	2,130,597	27,747
State Street Bank and Trust Co.	2,770,000	Swiss Franc	10/25/10	2,766,680	2,684,387	82,293
				$75,690,368	$74,776,583	$913,785

Futures Contracts

A Fund may seek to limit a variety of different risks through the use of futures contracts and related options, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the

Notes to Financial Statements (Continued)

premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See "Options, Rights, and Warrants," below, for information regarding the accounting treatment of options.

The Fund(s) listed in the following table had open futures contracts at December 31, 2009:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund
BUYS
1	U.S. Treasury Note 2 Year	3/31/10	$216,266	$(972)
245	U.S. Treasury Note 5 Year	3/31/10	28,023,789	(448,390)
136	90 Day Eurodollar	9/13/10	33,626,000	28,674
				$(420,688)
SELLS
69	U.S. Treasury Note 30 Year	3/22/10	$7,960,875	$335,283
111	U.S. Treasury Note 10 Year	3/22/10	12,815,297	321,858
				$657,141

Strategic Balanced Fund
BUYS
1	FTSE 100 Index	3/19/10	$86,661	$(301)
3	DJ Euro Stoxx 50 Index	3/19/10	127,802	(308)
2	U.S. Treasury Note 30 Year	3/22/10	230,750	(9,741)
38	U.S. Treasury Note 5 Year	3/31/10	4,346,547	(69,592)
32	90 Day Eurodollar	9/13/10	7,912,000	(2,718)
				$(82,660)
SELLS
14	U.S. Treasury Note 10 Year	3/22/10	$1,616,344	$40,509

Indexed Equity Fund
BUYS
100	S&P 500 Index	3/18/10	$27,767,500	$386,028

NASDAQ-100 Fund
BUYS
9	NASDAQ-100	3/19/10	$334,575	$3,786

Diversified International Fund
BUYS
25	DJ Euro Stoxx 50 Index	3/19/10	$1,065,016	$57,289

Overseas Fund
BUYS
10	FTSE 100 Index	3/19/10	$866,606	$32,806
7	DJ Euro Stoxx 50 Index	3/19/10	298,204	16,140
				$48,946

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index).

When a Fund enters into an interest rate swap, it will typically agree to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund also may enter into credit default swap agreements, as a "buyer" or "seller" of credit protection. The buyer of credit protection typically makes periodic payments to the seller based on short-term interest rates in return for the promise of the seller to purchase from the buyer of protection one or more securities at "par value" (full notional value) upon the occurrence of a credit event affecting the issuer of the securities. The credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. To provide assets of value and recourse if a negative credit event were to occur, cash or securities may be segregated as collateral in accordance with the terms of the respective credit default swap agreements. The use of credit default swaps may result in the creation of leverage in a Fund's portfolio. A Fund may enter into credit default swaps to hedge against interest rate or credit risks or to earn additional income.

During the period when a credit default swap is open, the agreement is marked to market in accordance with the terms of the agreement based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk – the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Notes to Financial Statements (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2009. A Fund's maximum risk of loss from counterparty risk is the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund*
Credit Default Swaps
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell****	1.750%	The Eastman Kodak Co. (Moody's Rating: Caa1; S&P Rating: CCC)	$(116,817)	$-	$(116,817)
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell****	1.870%	The AES Corp. (Moody's Rating: B1; S&P Rating: BB-)	(17,408)	-	(17,408)
1,000,000	USD	6/20/12	Barclays Bank PLC	Sell****	2.620%	HCA, Inc. (Moody's Rating: Caa1; S&P Rating: B-)	(9,788)	-	(9,788)
							(144,013)	-	(144,013)
2,613,324	USD	6/20/13	Goldman Sachs & Co.	Sell****	3.500%	CDX.NA.IG.HVOL.10 (WA Rating: BBB-) **	21,146	48,270	69,416
100,000	USD	9/20/12	Goldman Sachs & Co.	Sell****	3.240%	Energy Future Holdings Corp. (Moody's Rating: Caa3; S&P Rating: CCC)	(15,091)	-	(15,091)
1,936,000	USD	6/20/12	Goldman Sachs & Co.	Sell****	0.350%	CDX.NA.IG.8 (WA Rating: BBB+) **	(25,242)	(9,534)	(34,776)
677,600	USD	6/20/12	Goldman Sachs & Co.	Sell****	0.350%	CDX.NA.IG.8 (WA Rating: BBB+) **	1,771	(13,942)	(12,171)
800,000	USD	8/17/50	Goldman Sachs & Co.	Buy	(0.080)%	CMBX 3 2007-1 AAA	(48,320)	172,000	123,680
							(65,736)	196,794	131,058
2,000,000	USD	6/20/12	Morgan Stanley & Co.	Sell****	2.920%	Ford Motor Credit Co. (Moody's Rating: B3; S&P Rating: B-)	(36,732)	-	(36,732)
3,200,000	USD	12/20/12	Morgan Stanley & Co.	Sell****	2.250%	LCDX.NA.HY.9 (WA Rating: BB) **	169,800	(172,800)	(3,000)
							133,068	(172,800)	(39,732)
Strategic Balanced Fund***
Credit Default Swaps
1,256	USD	11/25/34	Deutsche Bank	Buy	(2.250)%	Finance America Mortgage Loan, Series 2004-3, Class M9	$1,249	$-	$1,249
26,481	USD	12/25/34	Deutsche Bank	Buy	(1.250)%	MASTR Asset Backed Securities, Series 2005-NC1, Class M8	25,576	-	25,576
23,795	USD	12/25/34	Deutsche Bank	Buy	(2.200)%	MASTR Asset Backed Securities, Series 2005-NC1, Class M9	23,395	-	23,395
19,767	USD	2/25/35	Deutsche Bank	Buy	(1.250)%	Long Beach Mortgage Loan Trust Series, 2005-1, Class M8	19,502	-	19,502

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Balanced Fund*** (continued)
Credit Default Swaps (continued)
17,146	USD	11/25/34	Deutsche Bank	Buy	(1.400)%	Argent Securities, Inc., Series 2004-W11, Class M9	$16,353	$-	$16,353
14,708	USD	11/25/34	Deutsche Bank	Buy	(2.250)%	Argent Securities, Inc., Series 2004-W11, Class M10	14,225	-	14,225
1	USD	3/25/35	Deutsche Bank	Buy	(2.250)%	Aegis Asset Backed Securities Trust, Series 2005-1, Class B3	2	-	2
45,000	USD	6/25/35	Deutsche Bank	Buy	(1.350)%	Novastar Home Equity Loan Trust, Series 2005-1, Class B2	41,601	-	41,601
17,495	USD	2/25/35	Deutsche Bank	Buy	(1.300)%	ACE Securities Corp., Series 2005-HE1, Class M8	20,838	-	20,838
16,180	USD	10/25/35	Deutsche Bank	Buy	(2.250)%	Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B3	13,507	-	13,507
12,385	USD	1/25/35	Deutsche Bank	Buy	(1.400)%	People's Choice Home Loan Securities Trust, Series 2005-1, Class B2	20,607	-	20,607
1	USD	1/25/35	Deutsche Bank	Buy	(2.250)%	People's Choice Home Loan, Series 2005-1, Class B3	-	-	-
45,000	USD	6/25/35	Deutsche Bank	Buy	(2.250)%	Novastar Home Equity Loan Trust, Series 2005-1, Class B3	42,558	-	42,558
16,360	USD	11/25/34	Deutsche Bank	Buy	(1.400)%	Finance America Mortgage Loan, Series 2004-3, Class M8	16,003	-	16,003
19,245	USD	3/25/35	Deutsche Bank	Buy	(2.250)%	New Century Home Equity Loan Trust, Series 2005-1, Class M9	17,445	-	17,445
22,064	USD	1/25/36	Deutsche Bank	Buy	(2.250)%	Park Place Securities, Inc., Series 2005-WCH1, Class M9	25,593	-	25,593
45,000	USD	1/25/36	Deutsche Bank	Buy	(1.350)%	Park Place Securities, Inc., Series 2005-WCH1, Class M8	43,433	-	43,433
22,066	USD	3/25/35	Deutsche Bank	Buy	(1.300)%	New Century Home Equity Loan Trust, Series 2005-1, Class M8	19,800	-	19,800
6,259	USD	3/25/35	Deutsche Bank	Buy	(1.450)%	Aegis Asset Backed Securities Trust, Series 2005-1, Class B2	7,109	-	7,109
60,000	USD	9/20/10	Deutsche Bank	Sell****	2.300%	Eastman Kodak Co. (Moody's Rating: Caa1; S&P Rating: CCC)	(441)	-	(441)
100,000	USD	3/20/15	Deutsche Bank	Sell****	2.930%	Ford Motor Co. (Moody's Rating: Ca2; S&P Rating: CCC)	(16,117)	-	(16,117)
100,000	USD	3/20/10	Deutsche Bank	Sell****	1.250%	Eastman Kodak Co. (Moody's Rating: Caa1; S&P Rating: CCC)	(295)	-	(295)
14,273	USD	1/25/35	Deutsche Bank	Buy	(1.300)%	Morgan Stanley Capital I Trust, Series 2005-WMC1, Class B2	13,757	-	13,757
17,839	USD	1/25/35	Deutsche Bank	Buy	(1.250)%	Fremont Home Loan Trust, Series 2005-A, Class M8	17,659	-	17,659
226	USD	1/25/35	Deutsche Bank	Buy	(2.200)%	Fremont Home Loan Trust, Series 2005-A, Class M9	221	-	221
43,810	USD	4/25/35	Deutsche Bank	Buy	(2.250)%	Aames Mortgage Investment Trust, Series 2005-1, Class M9	43,801	-	43,801
16,103	USD	10/25/35	Deutsche Bank	Buy	(1.300)%	Merrill Lynch Mortgage Investors, Series 2005-NC1, Class B2	12,434	-	12,434
15,273	USD	9/25/35	Deutsche Bank	Buy	(1.300)%	Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC1, Class B2	13,288	-	13,288

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Balanced Fund*** (continued)
Credit Default Swaps (continued)
45,000	USD	4/25/35	Deutsche Bank	Buy	(1.450)%	Aames Mortgage Investment Trust, Series 2005-1, Class M8	$41,340	$-	$41,340
2,102	USD	1/25/35	Deutsche Bank	Buy	(2.250)%	Morgan Stanley Capital ABS I, Series 2005-WMC1, Class B3	2,065	-	2,065
							496,508	-	496,508
100,000	USD	6/20/10	Goldman Sachs & Co.	Sell****	4.750%	Ford Motor Credit Co. (Moody's Rating: B3; S&P Rating: B-)	1,313	-	1,313

*Collateral for swap agreements paid by the Fund in cash to Morgan Stanley & Co. amounted to $300,000 at December 31, 2009.

**Rating is provided by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody's Investors Service, Inc., Standard & Poor's Ratings Group, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.

***Collateral for swap agreements received from Deutsche Bank was a security valued at $876,490 of December 31, 2009.

****For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor's, Moody's or Western Asset Management Company's rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

USDU.S. Dollar

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by

Notes to Financial Statements (Continued)

entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2009:

Notional Amount	Expiration Date	Description	Premiums Received	Value
Strategic Bond Fund
$210,000	3/12/10	Eurodollar Mid-Curve 1 Year Future Put, Strike 98.00	$39,714	$49,350
65,000	6/14/10	Eurodollar Futures Put, Strike 99.38	12,566	14,300
65,000	6/14/10	Eurodollar Futures Call, Strike 99.38	11,591	10,725
			$63,871	$74,375
Strategic Balanced Fund
35,000	3/12/10	Eurodollar Mid-Curve 1 Year Future Put, Strike 98.00	6,617	8,226
10,000	6/14/10	Eurodollar Futures Put, Strike 99.38	1,937	2,200
10,000	6/14/10	Eurodollar Futures Call, Strike 99.38	1,775	1,650
			$10,329	$12,076

Transactions in written option contracts during the year ended December 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at December 31, 2008	321	$272,258
Options written	1,051	641,854
Options terminated in closing purchase transactions	(70)	(16,637)
Options expired	(1,166)	(833,604)
Options outstanding at December 31, 2009	136	$63,871
Strategic Balanced Fund
Options outstanding at December 31, 2008	57	$42,190
Options written	207	143,996
Options terminated in closing purchase transactions	(12)	(2,894)
Options expired	(230)	(172,963)
Options outstanding at December 31, 2009	22	$10,329

The Fund(s) had rights and warrants as shown in the Portfolio(s) of Investments at December 31, 2009.

The Fund(s) had no purchased options at December 31, 2009.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with

Notes to Financial Statements (Continued)

respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Strategic Bond Fund and Strategic Balanced Fund held inflation-indexed bonds during the year ended December 31, 2009.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2009.

Restricted Securities

Certain securities are restricted as to resale. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and value of these securities held at December 31, 2009 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Funds' Net Assets
Strategic Bond Fund	$4,161,326	$877,148	0.4%
Strategic Balanced Fund	1,427,404	312,977	0.4%
Large Cap Value Fund	1,575,620	1,894,725	0.3%

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, the Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund, and Destination Retirement 2050 Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Indirect Expenses

The Destination Retirement Income Fund, Destination Retirement 2010 Fund, Destination Retirement 2020 Fund, Destination Retirement 2030 Fund, Destination Retirement 2040 Fund, and Destination Retirement 2050 Fund incur fees and expenses indirectly as shareholders in the underlying funds. For the year ended December 31, 2009, these expenses were as follows, based upon each Fund's average daily net assets:

Indirect Operating Expenses
Destination Retirement Income Fund	0.70%
Destination Retirement 2010 Fund	0.75%
Destination Retirement 2020 Fund	0.81%
Destination Retirement 2030 Fund	0.85%
Destination Retirement 2040 Fund	0.86%
Destination Retirement 2050 Fund	0.86%

Notes to Financial Statements (Continued)

Foreign Securities

The Diversified International Fund and Overseas Fund invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly, based upon each Fund's average daily net assets, at the following annual rates:

Strategic Bond Fund	0.55%
Strategic Balanced Fund	0.60%
Diversified Value Fund	0.50%
Fundamental Value Fund	0.65%
Value Equity Fund	0.70%
Large Cap Value Fund	0.65% of the first $1.5 billion,
0.60% of any excess over $1.5 billion
Indexed Equity Fund	0.10%
Core Opportunities Fund	0.70%
Blue Chip Growth Fund	0.65%
Large Cap Growth Fund	0.65%

Notes to Financial Statements (Continued)

Aggressive Growth Fund	0.73%
NASDAQ-100 Fund	0.15%
Focused Value Fund	0.69%
Mid-Cap Value Fund	0.70%
Small Cap Value Equity Fund	0.75%
Small Company Value Fund	0.85%
Mid Cap Growth Equity Fund	0.70%
Mid Cap Growth Equity II Fund	0.75%
Small Cap Growth Equity Fund	0.82%
Small Company Growth Fund	0.85%
Emerging Growth Fund	0.79%
Diversified International Fund	0.90%
Overseas Fund	1.00%
Destination Retirement Income Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2010 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2020 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2030 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2040 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion
Destination Retirement 2050 Fund	0.05% of the first $500 million,
0.025% of the next $500 million,
0.000% of any excess over $1 billion

MassMutual has also entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: AllianceBernstein L.P. for the Diversified Value Fund, Diversified International Fund, and a portion of the Overseas Fund; Wellington Management Company, LLP for the Fundamental Value Fund, a portion of the Small Cap Value Equity Fund, a portion of the Mid Cap Growth Equity Fund, and a portion of the Small Cap Growth Equity Fund; Pyramis Global Advisors, LLC for the Value Equity Fund; Davis Selected Advisers, L.P. for the Large Cap Value Fund; Northern Trust Investments, N.A. for the Indexed Equity Fund and NASDAQ-100 Fund; Rainier Investment Management, Inc. for the Large Cap Growth Fund; Sands Capital Management, LLC for a portion of the Aggressive Growth Fund; Cooke & Bieler, L.P. for a portion of the Mid-Cap Value Fund; Harris Associates, L.P. for the Focused Value Fund and a portion of the Overseas Fund; Federated Clover Investment Advisors for a portion of the Small Company Value Fund; EARNEST Partners, LLC for a portion of the Small Company Value Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund, Mid Cap Growth Equity II Fund, and a portion of the Small Company Value Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; The Boston Company Asset Management, LLC for a portion of the Small Company Growth Fund; Eagle Asset Management, Inc. for a portion of the Small Company Growth Fund; Delaware Management Company for a portion of the Aggressive Growth Fund; Insight Capital Research & Management, Inc. for a portion of the Emerging Growth Fund; Massachusetts Financial Services Company for a portion of the Overseas Fund; Western Asset Management Company for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; Western Asset Management Company Limited for a portion of the Strategic Bond Fund and a portion of the Strategic Balanced Fund; J.P. Morgan Investment Management Inc. for a portion of the

Notes to Financial Statements (Continued)

Strategic Balanced Fund; Victory Capital Management Inc. for the Core Opportunities Fund; Barrow, Hanley, Mewhinney & Strauss, Inc. for a portion of the Small Cap Value Equity Fund; Turner Investment Partners, Inc. for a portion of the Mid Cap Growth Equity Fund; Essex Investment Management Company, LLC for a portion of the Emerging Growth Fund; and Systematic Financial Management, L.P. for a portion of the Mid-Cap Value Fund. Effective June 16, 2009, Systematic Financial Management, L.P. was added as the investment subadviser for a portion of the Mid-Cap Value Fund. Prior to May 1, 2009, AllianceBernstein L.P. was the investment subadviser for the Large Cap Growth Fund. Prior to October 5, 2009, SSgA Funds Management, Inc. was the investment subadviser for the Small Cap Value Equity Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies and investment strategies.

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Strategic Bond Fund	0.2500%	0.2500%	0.1000%	0.0500%	0.3000%	N/A
Strategic Balanced Fund	0.3270%	0.3270%	0.1770%	0.1270%	0.3770%	N/A
Diversified Value Fund	0.3083%	0.2683%	0.1583%	0.0583%	0.3683%	N/A
Fundamental Value Fund	0.3129%	0.3129%	0.1629%	0.1229%	0.3629%	N/A
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	0.3285%	N/A
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	0.3744%	N/A
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.5297%	0.0855%
Core Opportunities Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	0.4585%	N/A
Large Cap Growth Fund	0.3529%	0.3529%	0.2029%	0.1629%	0.4029%	N/A
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	0.3944%	N/A
NASDAQ-100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	0.6744%	N/A
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	0.3844%	N/A
Mid-Cap Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Small Cap Value Equity Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Small Company Value Fund	0.3593%	0.3593%	0.2093%	0.1693%	0.4093%	N/A
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	0.3575%	N/A
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	0.3744%	N/A
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	0.4575%	N/A
Small Company Growth Fund	0.3491%	0.3491%	0.1991%	0.1591%	0.3991%	N/A
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%	N/A	N/A
Diversified International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	0.2943%	N/A
Destination Retirement Income Fund	0.1459%	0.1459%	0.0459%	0.0200%	0.1959%	N/A
Destination Retirement 2010 Fund	0.1696%	0.1696%	0.0696%	0.0196%	0.2196%	N/A
Destination Retirement 2020 Fund	0.1758%	0.1758%	0.0758%	0.0258%	0.2258%	N/A
Destination Retirement 2030 Fund	0.1733%	0.1733%	0.0733%	0.0233%	0.2233%	N/A
Destination Retirement 2040 Fund	0.1616%	0.1616%	0.0616%	0.0116%	0.2116%	N/A
Destination Retirement 2050 Fund	0.1600%	0.1600%	0.0600%	0.0100%	0.2100%	N/A

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), based upon each Fund's average daily net assets, as follows:

	Class A	Class L	Class Y	Class S	Class N
Core Opportunities Fund*	1.35%	1.10%	0.95%	0.90%	1.65%
Blue Chip Growth Fund**#	1.19%	0.98%	0.82%	0.76%	1.51%
Mid-Cap Value Fund*	1.38%	1.13%	0.98%	0.88%	1.68%
Small Cap Value Equity Fund*	1.40%	1.15%	1.00%	0.95%	1.70%
Diversified International Fund**	1.42%	1.17%	1.09%	0.99%	1.72%
Destination Retirement 2050 Fund** #	0.50%	0.25%	0.15%	0.10%	0.80%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

*

Expense cap in effect through March 31, 2009.

**

Expense cap in effect through March 31, 2010.

#

Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

MassMutual has agreed to voluntarily waive, through March 31, 2010, 0.20% of the administrative and shareholder service fee for Classes A, L, and N of the Indexed Equity Fund and 0.10% of the administrative and shareholder service fee for Classes A, L, and N of the Overseas Fund, based upon the average daily net assets of the applicable class of shares of the Funds.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2009, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Strategic Balanced Fund	$6,904
Fundamental Value Fund	34,900

Notes to Financial Statements (Continued)

Rebated Commissions
Large Cap Value Fund	$12,466
Core Opportunities Fund	2,915
Blue Chip Growth Fund	13,424
Large Cap Growth Fund	4,842
Aggressive Growth Fund	15,088
Mid-Cap Value Fund	67,370
Small Cap Value Equity Fund	23,953
Small Company Value Fund	23,300
Mid Cap Growth Equity Fund	32,296
Mid Cap Growth Equity II Fund	27,464
Small Cap Growth Equity Fund	105,688
Small Company Growth Fund	21,844
Emerging Growth Fund	7,725
Diversified International Fund	273

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds' books as other liabilities. For the year ended December 31, 2009, no material amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds' shares by affiliated parties at December 31, 2009:

Total % Ownership by Related Party
Strategic Bond Fund	88.0%
Strategic Balanced Fund	90.6%
Diversified Value Fund	72.5%
Fundamental Value Fund	91.3%
Value Equity Fund	98.4%
Large Cap Value Fund	86.5%
Indexed Equity Fund	74.6%
Core Opportunities Fund	73.0%
Blue Chip Growth Fund	96.5%
Large Cap Growth Fund	99.7%
Aggressive Growth Fund	91.4%
NASDAQ-100 Fund	92.9%
Focused Value Fund	88.9%
Mid-Cap Value Fund	91.4%
Small Cap Value Equity Fund	80.6%
Small Company Value Fund	84.3%
Mid Cap Growth Equity Fund	97.8%
Mid Cap Growth Equity II Fund	81.1%
Small Cap Growth Equity Fund	90.8%
Small Company Growth Fund	87.7%
Emerging Growth Fund	98.2%
Diversified International Fund	68.6%
Overseas Fund	93.9%

Notes to Financial Statements (Continued)

Destination Retirement Income Fund	64.4%
Destination Retirement 2010 Fund	73.9%
Destination Retirement 2020 Fund	78.8%
Destination Retirement 2030 Fund	80.3%
Destination Retirement 2040 Fund	81.1%
Destination Retirement 2050 Fund	88.0%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2009, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Strategic Bond Fund	$96,407,364	$30,641,412	$93,748,296	$50,376,489
Strategic Balanced Fund	23,971,074	51,121,572	24,921,441	70,778,737
Diversified Value Fund	-	205,246,130	-	237,130,337
Fundamental Value Fund	-	429,452,323	-	382,788,507
Value Equity Fund	-	49,708,716	-	66,897,087
Large Cap Value Fund	-	77,888,974	-	205,605,341
Indexed Equity Fund	-	141,325,568	-	192,601,445
Core Opportunities Fund	-	27,255,558	-	29,075,827
Blue Chip Growth Fund	-	306,393,161	-	358,883,228
Large Cap Growth Fund	-	113,769,616	-	66,491,447
Aggressive Growth Fund	-	86,486,012	-	133,484,818
NASDAQ-100 Fund	-	10,639,295	-	8,123,617
Focused Value Fund	-	187,971,360	-	226,721,029
Mid-Cap Value Fund	-	63,972,815	-	121,913,576
Small Cap Value Equity Fund	-	144,093,824	-	158,289,371
Small Company Value Fund	-	114,673,452	-	147,050,109
Mid Cap Growth Equity Fund	-	98,313,180	-	116,852,946
Mid Cap Growth Equity II Fund	-	511,019,719	-	510,192,780
Small Cap Growth Equity Fund	-	357,110,490	-	388,593,061
Small Company Growth Fund	-	61,009,482	-	78,377,138
Emerging Growth Fund	-	51,746,941	-	64,767,741
Diversified International Fund	-	84,277,745	-	139,446,437
Overseas Fund	-	292,020,977	-	355,161,793
Destination Retirement Income Fund	-	43,525,861	-	127,378,755
Destination Retirement 2010 Fund	-	47,837,402	-	96,796,686
Destination Retirement 2020 Fund	-	103,813,441	-	186,200,258
Destination Retirement 2030 Fund	-	91,799,879	-	146,365,558
Destination Retirement 2040 Fund	-	54,876,964	-	91,631,280
Destination Retirement 2050 Fund	-	10,325,902	-	6,767,088

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Strategic Bond Fund Class A
Sold	1,185,315	$10,723,064	1,848,488	$18,343,192
Issued as reinvestment of dividends	556,983	5,101,994	695,185	5,717,389
Redeemed	(3,027,301)	(26,809,621)	(2,667,266)	(25,105,470)
Net increase (decrease)	(1,285,003)	$(10,984,563)	(123,593)	$(1,044,889)
Strategic Bond Fund Class L
Sold	2,783,563	$25,335,038	840,663	$8,345,484
Issued as reinvestment of dividends	330,139	3,030,708	219,825	1,812,711
Redeemed	(1,644,433)	(14,475,934)	(1,528,471)	(14,682,759)
Net increase (decrease)	1,469,269	$13,889,812	(467,983)	$(4,524,564)
Strategic Bond Fund Class Y
Sold	705,726	$6,499,289	1,164,779	$11,714,598
Issued as reinvestment of dividends	501,060	4,609,586	682,590	5,639,498
Redeemed	(2,560,734)	(21,735,458)	(9,270,666)	(90,569,753)
Net increase (decrease)	(1,353,948)	$(10,626,583)	(7,423,297)	$(73,215,657)
Strategic Bond Fund Class S
Sold	2,970,875	$25,680,176	2,810,465	$27,635,205
Issued as reinvestment of dividends	478,504	4,402,978	567,954	4,689,753
Redeemed	(4,374,542)	(39,821,425)	(7,429,367)	(74,550,197)
Net increase (decrease)	(925,163)	$(9,738,271)	(4,050,948)	$(42,225,239)
Strategic Bond Fund Class N
Sold	19,788	$179,297	24,150	$234,601
Issued as reinvestment of dividends	6,683	61,218	7,039	57,793
Redeemed	(27,385)	(238,014)	(297,934)	(2,963,991)
Net increase (decrease)	(914)	$2,501	(266,745)	$(2,671,597)
Strategic Balanced Fund Class A
Sold	168,282	$1,365,261	196,199	$1,936,848
Issued as reinvestment of dividends	19,722	184,404	119,112	893,030
Redeemed	(1,034,671)	(8,261,717)	(1,033,832)	(10,225,989)
Net increase (decrease)	(846,667)	$(6,712,052)	(718,521)	$(7,396,111)
Strategic Balanced Fund Class L
Sold	355,825	$2,891,344	476,991	$4,658,395
Issued as reinvestment of dividends	95,847	895,214	390,665	2,924,582
Redeemed	(2,091,151)	(16,228,524)	(2,506,335)	(24,678,045)
Net increase (decrease)	(1,639,479)	$(12,441,966)	(1,638,679)	$(17,095,068)
Strategic Balanced Fund Class Y
Sold	250,403	$2,058,099	419,148	$4,214,843
Issued as reinvestment of dividends	70,293	655,837	274,429	2,054,063
Redeemed	(1,496,183)	(12,394,726)	(4,083,845)	(41,153,576)
Net increase (decrease)	(1,175,487)	$(9,680,790)	(3,390,268)	$(34,884,670)
Strategic Balanced Fund Class S
Sold	978,478	$7,932,729	667,435	$6,293,413
Issued as reinvestment of dividends	56,749	527,764	104,947	778,417
Redeemed	(2,075,380)	(19,026,263)	(1,947,504)	(20,115,115)
Net increase (decrease)	(1,040,153)	$(10,565,770)	(1,175,122)	$(13,043,285)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Strategic Balanced Fund Class N
Sold	3,083	$26,226	3,295	$33,492
Issued as reinvestment of dividends	894	8,326	2,873	21,476
Redeemed	(5,046)	(42,483)	(31,971)	(341,280)
Net increase (decrease)	(1,069)	$(7,931)	(25,803)	$(286,312)
Diversified Value Fund Class A
Sold	1,080,446	$7,288,700	1,794,442	$18,276,346
Issued as reinvestment of dividends	76,451	612,374	282,626	1,945,673
Redeemed	(3,247,382)	(22,193,980)	(3,335,356)	(31,607,677)
Net increase (decrease)	(2,090,485)	$(14,292,906)	(1,258,288)	$(11,385,658)
Diversified Value Fund Class L
Sold	1,820,895	$11,635,192	1,789,391	$17,519,967
Issued as reinvestment of dividends	82,624	663,472	264,185	1,816,864
Redeemed	(3,125,737)	(21,379,276)	(2,741,409)	(26,325,189)
Net increase (decrease)	(1,222,218)	$(9,080,612)	(687,833)	$(6,988,358)
Diversified Value Fund Class Y
Sold	701,839	$4,554,359	1,628,685	$15,404,570
Issued as reinvestment of dividends	65,038	522,254	335,384	2,299,056
Redeemed	(4,729,015)	(32,165,332)	(5,018,261)	(49,244,456)
Net increase (decrease)	(3,962,138)	$(27,088,719)	(3,054,192)	$(31,540,830)
Diversified Value Fund Class S
Sold	8,723,305	$56,670,927	3,091,014	$29,088,483
Issued as reinvestment of dividends	443,747	3,563,283	993,920	6,814,120
Redeemed	(6,833,374)	(48,269,803)	(7,848,435)	(78,447,160)
Net increase (decrease)	2,333,678	$11,964,407	(3,763,501)	$(42,544,557)
Diversified Value Fund Class N
Sold	13,292	$89,982	16,514	$160,933
Issued as reinvestment of dividends	522	4,198	2,327	16,098
Redeemed	(35,512)	(256,499)	(135,114)	(1,493,499)
Net increase (decrease)	(21,698)	$(162,319)	(116,273)	$(1,316,468)
Fundamental Value Fund Class A
Sold	8,749,751	$72,318,277	3,691,171	$37,104,972
Issued as reinvestment of dividends	493	4,253	778,538	6,525,366
Redeemed	(6,245,026)	(52,363,755)	(4,953,894)	(50,282,600)
Net increase (decrease)	2,505,218	$19,958,775	(484,185)	$(6,652,262)
Fundamental Value Fund Class L
Sold	4,330,448	$33,139,184	4,816,052	$49,628,050
Issued as reinvestment of dividends	398	3,449	708,718	5,973,453
Redeemed	(4,993,754)	(40,417,091)	(9,136,602)	(91,357,859)
Net increase (decrease)	(662,908)	$(7,274,458)	(3,611,832)	$(35,756,356)
Fundamental Value Fund Class Y
Sold	7,096,964	$56,879,116	3,415,004	$32,644,865
Issued as reinvestment of dividends	259	2,256	439,258	3,581,910
Redeemed	(5,456,872)	(39,742,030)	(3,094,954)	(33,278,684)
Net increase (decrease)	1,640,351	$17,139,342	759,308	$2,948,091

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Fundamental Value Fund Class S
Sold	10,492,794	$79,086,310	8,579,081	$79,521,407
Issued as reinvestment of dividends	1,036	9,022	1,740,575	14,471,005
Redeemed	(10,114,777)	(81,919,536)	(10,157,288)	(102,760,288)
Net increase (decrease)	379,053	$(2,824,204)	162,368	$(8,767,876)
Fundamental Value Fund Class N
Sold	46,607	$360,905	65,658	$577,371
Issued as reinvestment of dividends	6	48	8,090	66,995
Redeemed	(61,570)	(466,358)	(36,140)	(381,316)
Net increase (decrease)	(14,957)	$(105,405)	37,608	$263,050
Value Equity Fund Class A
Sold	221,281	$1,121,541	226,045	$1,640,233
Issued as reinvestment of dividends	-	-	57,030	350,156
Redeemed	(328,671)	(1,931,290)	(621,831)	(4,878,537)
Net increase (decrease)	(107,390)	$(809,749)	(338,756)	$(2,888,148)
Value Equity Fund Class L
Sold	72,743	$364,338	566,457	$3,911,372
Issued as reinvestment of dividends	-	-	44,795	274,719
Redeemed	(1,172,771)	(6,571,459)	(602,138)	(4,147,858)
Net increase (decrease)	(1,100,028)	$(6,207,121)	9,114	$38,233
Value Equity Fund Class Y
Sold	125,438	$763,641	173,393	$1,237,746
Issued as reinvestment of dividends	-	-	13,354	79,958
Redeemed	(93,303)	(487,767)	(136,350)	(1,033,820)
Net increase (decrease)	32,135	$275,874	50,397	$283,884
Value Equity Fund Class S
Sold	686,113	$3,684,849	355,759	$2,675,204
Issued as reinvestment of dividends	-	-	186,267	1,121,992
Redeemed	(2,912,745)	(15,679,257)	(1,019,690)	(7,842,529)
Net increase (decrease)	(2,226,632)	$(11,994,408)	(477,664)	$(4,045,333)
Value Equity Fund Class N
Sold	134	$740	237	$1,725
Issued as reinvestment of dividends	-	-	33	204
Redeemed	(133)	(782)	(331)	(2,388)
Net increase (decrease)	1	$(42)	(61)	$(459)
Large Cap Value Fund Class A
Sold	1,536,684	$11,417,565	2,981,167	$30,340,768
Issued as reinvestment of dividends	66,854	619,068	982,865	7,957,869
Redeemed	(10,049,288)	(81,752,848)	(7,756,066)	(82,154,691)
Net increase (decrease)	(8,445,750)	$(69,716,215)	(3,792,034)	$(43,856,054)
Large Cap Value Fund Class L
Sold	1,689,016	$12,779,096	3,644,192	$38,689,783
Issued as reinvestment of dividends	77,631	721,196	700,225	5,620,703
Redeemed	(6,625,100)	(49,569,957)	(6,159,656)	(63,773,304)
Net increase (decrease)	(4,858,453)	$(36,069,665)	(1,815,239)	$(19,462,818)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Large Cap Value Fund Class Y
Sold	1,633,522	$13,115,317	1,316,001	$14,425,707
Issued as reinvestment of dividends	70,931	660,372	358,429	2,886,249
Redeemed	(1,506,165)	(11,034,699)	(4,013,232)	(45,278,897)
Net increase (decrease)	198,288	$2,740,990	(2,338,802)	$(27,966,941)
Large Cap Value Fund Class S
Sold	4,657,795	$36,057,702	6,906,748	$73,700,712
Issued as reinvestment of dividends	345,517	3,216,764	2,038,761	16,380,780
Redeemed	(12,353,944)	(94,162,263)	(15,001,480)	(157,044,634)
Net increase (decrease)	(7,350,632)	$(54,887,797)	(6,055,971)	$(66,963,142)
Large Cap Value Fund Class N
Sold	29,892	$228,171	46,501	$506,244
Issued as reinvestment of dividends	255	2,341	2,734	21,877
Redeemed	(10,895)	(79,047)	(15,234)	(158,118)
Net increase (decrease)	19,252	$151,465	34,001	$370,003
Indexed Equity Fund Class A
Sold	6,012,044	$52,355,453	4,042,809	$44,647,373
Issued as reinvestment of dividends	253,423	2,569,719	600,941	5,129,507
Redeemed	(4,996,265)	(43,641,575)	(5,382,775)	(63,413,115)
Net increase (decrease)	1,269,202	$11,283,597	(739,025)	$(13,636,235)
Indexed Equity Fund Class L
Sold	3,262,188	$27,626,693	3,826,882	$43,399,566
Issued as reinvestment of dividends	170,698	1,739,411	739,807	6,319,938
Redemptions in-kind	(8,409,502)	(86,029,206)	-	-
Redeemed	(4,033,948)	(33,666,904)	(6,217,510)	(67,871,725)
Net increase (decrease)	(9,010,564)	$(90,330,006)	(1,650,821)	$(18,152,221)
Indexed Equity Fund Class Y
Sold	5,282,384	$45,162,166	8,505,395	$99,284,652
Issued as reinvestment of dividends	368,881	3,762,581	892,544	7,618,246
Redeemed	(6,165,738)	(52,100,516)	(10,749,629)	(127,091,944)
Net increase (decrease)	(514,473)	$(3,175,769)	(1,351,690)	$(20,189,046)
Indexed Equity Fund Class S
Sold	6,377,695	$54,308,851	5,913,485	$67,637,315
Issued as reinvestment of dividends	509,932	5,252,298	1,312,852	11,360,671
Redeemed	(9,964,197)	(86,095,758)	(14,972,618)	(175,586,926)
Net increase (decrease)	(3,076,570)	$(26,534,609)	(7,746,281)	$(96,588,940)
Indexed Equity Fund Class N
Sold	92,273	$723,383	41,319	$448,627
Issued as reinvestment of dividends	2,517	25,326	6,940	59,584
Redeemed	(93,598)	(773,320)	(125,292)	(1,505,805)
Net increase (decrease)	1,192	$(24,611)	(77,033)	$(997,594)
Indexed Equity Fund Class Z
Sold	12,916,813	$107,438,071	16,742,598	$192,400,473
Issued as reinvestment of dividends	724,604	7,456,171	1,572,682	13,441,407
Redeemed	(11,160,687)	(94,783,073)	(9,437,671)	(105,603,760)
Net increase (decrease)	2,480,730	$20,111,169	8,877,609	$100,238,120

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Core Opportunities Fund Class A
Sold	479,219	$3,248,643	982,178	$8,886,611
Issued as reinvestment of dividends	-	-	71,784	597,644
Redeemed	(655,462)	(4,373,819)	(716,764)	(6,808,513)
Net increase (decrease)	(176,243)	$(1,125,176)	337,198	$2,675,742
Core Opportunities Fund Class L
Sold	318,172	$2,300,312	254,348	$2,467,592
Issued as reinvestment of dividends	-	-	30,200	247,194
Redeemed	(704,597)	(5,538,669)	(125,164)	(1,199,772)
Net increase (decrease)	(386,425)	$(3,238,357)	159,384	$1,515,014
Core Opportunities Fund Class Y
Sold	21,109	$145,049	238,450	$2,474,309
Issued as reinvestment of dividends	-	-	24,897	201,277
Redeemed	(13,395)	(94,779)	(182,200)	(1,889,279)
Net increase (decrease)	7,714	$50,270	81,147	$786,307
Core Opportunities Fund Class S
Sold	82,926	$587,858	176,755	$1,737,963
Issued as reinvestment of dividends	-	-	5,894	48,114
Redeemed	(39,462)	(268,356)	(994,916)	(7,491,868)
Net increase (decrease)	43,464	$319,502	(812,267)	$(5,705,791)
Core Opportunities Fund Class N
Sold	1,875	$12,991	26,280	$258,932
Issued as reinvestment of dividends	-	-	191	1,863
Redeemed	(742)	(5,104)	(24,396)	(237,785)
Net increase (decrease)	1,133	$7,887	2,075	$23,010
Blue Chip Growth Fund Class A
Sold	1,427,769	$10,336,868	1,914,144	$16,891,580
Issued as reinvestment of dividends	1,426	11,389	1,143	10,978
Redeemed	(1,544,206)	(10,830,022)	(3,125,455)	(28,587,762)
Net increase (decrease)	(115,011)	$(481,765)	(1,210,168)	$(11,685,204)
Blue Chip Growth Fund Class L
Sold	4,608,527	$33,573,396	7,406,515	$70,636,971
Issued as reinvestment of dividends	5,966	48,500	5,592	54,411
Redeemed	(8,578,483)	(64,724,206)	(13,610,957)	(122,490,127)
Net increase (decrease)	(3,963,990)	$(31,102,310)	(6,198,850)	$(51,798,745)
Blue Chip Growth Fund Class Y
Sold	2,089,414	$15,509,765	2,921,475	$24,328,314
Issued as reinvestment of dividends	964	7,854	5,964	39,475
Redeemed	(1,862,886)	(14,570,278)	(3,655,227)	(35,450,500)
Net increase (decrease)	227,492	$947,341	(727,788)	$(11,082,711)
Blue Chip Growth Fund Class S
Sold	3,881,238	$28,464,323	9,569,244	$77,849,593
Issued as reinvestment of dividends	3,858	31,519	44,026	288,029
Redeemed	(6,715,233)	(51,879,718)	(8,226,692)	(72,169,903)
Net increase (decrease)	(2,830,137)	$(23,383,876)	1,386,578	$5,967,719

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class N
Sold	14,474	$103,555	18,211	$156,268
Issued as reinvestment of dividends	18	138	30	282
Redeemed	(19,651)	(144,545)	(210,173)	(1,672,228)
Net increase (decrease)	(5,159)	$(40,852)	(191,932)	$(1,515,678)
Large Cap Growth Fund Class A
Sold	128,565	$820,325	140,537	$1,191,977
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(232,740)	(1,498,303)	(235,984)	(1,999,428)
Net increase (decrease)	(104,175)	$(677,978)	(95,447)	$(807,451)
Large Cap Growth Fund Class L
Sold	1,849,321	$13,728,079	55,653	$474,801
Issued as reinvestment of dividends	4,246	33,419	-	-
Redeemed	(18,735)	(126,877)	(177,978)	(1,358,793)
Net increase (decrease)	1,834,832	$13,634,621	(122,325)	$(883,992)
Large Cap Growth Fund Class Y
Sold	124,972	$740,751	130,013	$948,382
Issued as reinvestment of dividends	2,470	19,291	6,263	38,202
Redeemed	(10,842)	(68,845)	(4,614)	(41,222)
Net increase (decrease)	116,600	$691,197	131,662	$945,362
Large Cap Growth Fund Class S
Sold	7,500,476	$50,071,751	384,220	$3,244,013
Issued as reinvestment of dividends	15,286	119,997	7,090	43,460
Redeemed	(2,466,520)	(16,732,233)	(938,106)	(8,046,626)
Net increase (decrease)	5,049,242	$33,459,515	(546,796)	$(4,759,153)
Aggressive Growth Fund Class A
Sold	2,408,159	$10,537,989	1,240,439	$6,829,473
Issued as reinvestment of dividends	1,724	8,293	719,117	2,380,276
Redeemed	(4,105,825)	(17,864,591)	(7,280,877)	(44,350,224)
Net increase (decrease)	(1,695,942)	$(7,318,309)	(5,321,321)	$(35,140,475)
Aggressive Growth Fund Class L
Sold	2,933,804	$12,907,526	4,307,467	$24,343,585
Issued as reinvestment of dividends	1,848	9,113	926,875	3,142,109
Redeemed	(8,867,143)	(41,041,329)	(7,110,913)	(42,682,871)
Net increase (decrease)	(5,931,491)	$(28,124,690)	(1,876,571)	$(15,197,177)
Aggressive Growth Fund Class Y
Sold	3,207,284	$14,731,099	588,317	$3,416,296
Issued as reinvestment of dividends	571	2,859	252,348	865,552
Redeemed	(3,966,912)	(17,959,904)	(2,946,177)	(18,572,142)
Net increase (decrease)	(759,057)	$(3,225,946)	(2,105,512)	$(14,290,294)
Aggressive Growth Fund Class S
Sold	9,324,340	$41,834,487	4,911,608	$28,389,677
Issued as reinvestment of dividends	4,184	21,130	1,632,654	5,648,981
Redeemed	(11,243,946)	(50,743,312)	(14,936,725)	(93,661,743)
Net increase (decrease)	(1,915,422)	$(8,887,695)	(8,392,463)	$(59,623,085)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Aggressive Growth Fund Class N
Sold	2,651	$9,779	6,084	$31,240
Issued as reinvestment of dividends	3	12	1,375	4,428
Redeemed	(9,575)	(38,405)	(118,753)	(758,504)
Net increase (decrease)	(6,921)	$(28,614)	(111,294)	$(722,836)
NASDAQ-100 Fund Class A
Sold	1,841,452	$6,488,053	1,242,732	$5,325,410
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,974,719)	(7,281,558)	(1,387,694)	(5,968,720)
Net increase (decrease)	(133,267)	$(793,505)	(144,962)	$(643,310)
NASDAQ-100 Fund Class L
Sold	736,189	$2,762,137	369,180	$1,580,251
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(750,288)	(3,058,413)	(898,904)	(3,896,880)
Net increase (decrease)	(14,099)	$(296,276)	(529,724)	$(2,316,629)
NASDAQ-100 Fund Class Y
Sold	466,788	$1,842,712	242,704	$1,069,726
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(511,834)	(1,972,928)	(211,898)	(903,936)
Net increase (decrease)	(45,046)	$(130,216)	30,806	$165,790
NASDAQ-100 Fund Class S
Sold	3,422,843	$12,850,295	1,871,479	$8,016,297
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,650,768)	(9,656,502)	(2,434,164)	(10,643,395)
Net increase (decrease)	772,075	$3,193,793	(562,685)	$(2,627,098)
NASDAQ-100 Fund Class N
Sold	121,166	$377,890	296	$1,286
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(90,665)	(295,155)	(56,700)	(269,582)
Net increase (decrease)	30,501	$82,735	(56,404)	$(268,296)
Focused Value Fund Class A
Sold	2,088,713	$22,879,751	1,261,296	$15,309,071
Issued as reinvestment of dividends	-	-	691,468	8,238,025
Redeemed	(2,965,603)	(30,632,604)	(3,506,605)	(46,232,632)
Net increase (decrease)	(876,890)	$(7,752,853)	(1,553,841)	$(22,685,536)
Focused Value Fund Class L
Sold	1,757,357	$18,476,113	1,614,174	$20,787,585
Issued as reinvestment of dividends	-	-	511,188	6,114,624
Redeemed	(2,757,099)	(30,117,326)	(3,956,883)	(49,339,463)
Net increase (decrease)	(999,742)	$(11,641,213)	(1,831,521)	$(22,437,254)
Focused Value Fund Class Y
Sold	1,820,126	$20,268,778	948,344	$12,120,740
Issued as reinvestment of dividends	-	-	399,130	4,780,651
Redeemed	(3,746,977)	(38,378,653)	(2,956,968)	(39,144,651)
Net increase (decrease)	(1,926,851)	$(18,109,875)	(1,609,494)	$(22,243,260)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Focused Value Fund Class S
Sold	6,565,191	$71,574,105	1,835,950	$24,195,058
Issued as reinvestment of dividends	-	-	1,026,885	12,311,482
Redeemed	(4,483,351)	(47,508,279)	(7,949,000)	(108,150,810)
Net increase (decrease)	2,081,840	$24,065,826	(5,086,165)	$(71,644,270)
Focused Value Fund Class N
Sold	67,904	$725,120	47,552	$525,551
Issued as reinvestment of dividends	-	-	9,387	111,227
Redeemed	(56,904)	(662,871)	(50,046)	(527,433)
Net increase (decrease)	11,000	$62,249	6,893	$109,345
Mid-Cap Value Fund Class A
Sold	260,395	$1,835,615	264,422	$2,201,698
Issued as reinvestment of dividends	4,484	36,498	9,506	61,896
Redeemed	(212,601)	(1,413,654)	(558,878)	(4,468,001)
Net increase (decrease)	52,278	$458,459	(284,950)	$(2,204,407)
Mid-Cap Value Fund Class L
Sold	911,420	$6,144,124	1,731,943	$14,178,131
Issued as reinvestment of dividends	33,776	275,609	88,858	572,662
Redeemed	(1,501,730)	(9,883,947)	(4,378,717)	(37,872,189)
Net increase (decrease)	(556,534)	$(3,464,214)	(2,557,916)	$(23,121,396)
Mid-Cap Value Fund Class Y
Sold	110,255	$681,173	369,224	$3,191,656
Issued as reinvestment of dividends	364	2,976	6,697	42,632
Redeemed	(392,019)	(2,313,002)	(157,198)	(1,353,644)
Net increase (decrease)	(281,400)	$(1,628,853)	218,723	$1,880,644
Mid-Cap Value Fund Class S
Sold	2,291,679	$14,944,989	2,292,908	$19,244,466
Issued as reinvestment of dividends	82,482	672,224	204,239	1,311,402
Redeemed	(3,219,150)	(21,555,099)	(5,670,747)	(45,168,870)
Net increase (decrease)	(844,989)	$(5,937,886)	(3,173,600)	$(24,613,002)
Mid-Cap Value Fund Class N
Sold	1,183	$7,995	1,098	$9,187
Issued as reinvestment of dividends	19	155	58	378
Redeemed	(472)	(3,231)	(232)	(1,787)
Net increase (decrease)	730	$4,919	924	$7,778
Small Cap Value Equity Fund Class A
Sold	307,463	$1,840,583	523,502	$4,258,034
Issued as reinvestment of dividends	5,164	37,442	18,804	111,541
Redeemed	(548,636)	(3,155,514)	(933,652)	(7,652,953)
Net increase (decrease)	(236,009)	$(1,277,489)	(391,346)	$(3,283,378)
Small Cap Value Equity Fund Class L
Sold	619,972	$3,542,077	1,735,130	$12,993,104
Issued as reinvestment of dividends	24,139	175,010	77,139	454,834
Redeemed	(1,356,644)	(7,882,942)	(2,278,617)	(19,268,805)
Net increase (decrease)	(712,533)	$(4,165,855)	(466,348)	$(5,820,867)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small Cap Value Equity Fund Class Y
Sold	125,606	$769,363	201,006	$1,548,686
Issued as reinvestment of dividends	5,064	36,716	15,440	91,162
Redeemed	(285,248)	(1,744,842)	(452,866)	(3,772,665)
Net increase (decrease)	(154,578)	$(938,763)	(236,420)	$(2,132,817)
Small Cap Value Equity Fund Class S
Sold	2,179,785	$13,113,349	2,518,920	$19,946,170
Issued as reinvestment of dividends	77,376	560,977	203,888	1,200,478
Redeemed	(2,932,247)	(17,012,516)	(3,235,126)	(26,024,617)
Net increase (decrease)	(675,086)	$(3,338,190)	(512,318)	$(4,877,969)
Small Cap Value Equity Fund Class N
Sold	7,127	$40,739	15,643	$130,406
Issued as reinvestment of dividends	-	-	315	1,889
Redeemed	(37,142)	(242,635)	(14,396)	(121,795)
Net increase (decrease)	(30,015)	$(201,896)	1,562	$10,500
Small Company Value Fund Class A
Sold	1,242,924	$11,026,064	1,594,897	$18,368,073
Issued as reinvestment of dividends	25,352	268,904	428,403	3,793,183
Redeemed	(2,587,451)	(22,995,222)	(2,791,365)	(32,500,800)
Net increase (decrease)	(1,319,175)	$(11,700,254)	(768,065)	$(10,339,544)
Small Company Value Fund Class L
Sold	1,406,660	$12,026,200	1,780,385	$21,245,355
Issued as reinvestment of dividends	24,254	261,165	244,832	2,233,092
Redeemed	(1,918,909)	(17,641,723)	(4,957,307)	(59,444,124)
Net increase (decrease)	(487,995)	$(5,354,358)	(2,932,090)	$(35,965,677)
Small Company Value Fund Class Y
Sold	1,596,726	$14,312,706	3,342,776	$40,843,575
Issued as reinvestment of dividends	42,878	465,514	376,652	3,382,944
Redeemed	(3,007,755)	(25,618,582)	(3,303,668)	(39,824,564)
Net increase (decrease)	(1,368,151)	$(10,840,362)	415,760	$4,401,955
Small Company Value Fund Class S
Sold	3,466,425	$29,560,444	6,092,036	$71,182,689
Issued as reinvestment of dividends	136,799	1,491,055	935,423	8,484,437
Redeemed	(3,983,270)	(35,855,279)	(4,772,718)	(54,605,664)
Net increase (decrease)	(380,046)	$(4,803,780)	2,254,741	$25,061,462
Small Company Value Fund Class N
Sold	68,907	$560,982	25,529	$286,947
Issued as reinvestment of dividends	84	844	5,943	50,951
Redeemed	(50,437)	(449,928)	(33,733)	(391,119)
Net increase (decrease)	18,554	$111,898	(2,261)	$(53,221)
Mid Cap Growth Equity Fund Class A
Sold	208,608	$1,407,754	290,805	$2,659,168
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(409,963)	(2,754,878)	(892,990)	(8,687,539)
Net increase (decrease)	(201,355)	$(1,347,124)	(602,185)	$(6,028,371)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Mid Cap Growth Equity Fund Class L
Sold	448,503	$3,059,426	892,615	$7,810,705
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,155,200)	(8,331,886)	(1,496,484)	(13,995,750)
Net increase (decrease)	(706,697)	$(5,272,460)	(603,869)	$(6,185,045)
Mid Cap Growth Equity Fund Class Y
Sold	95,661	$649,992	104,165	$935,445
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(434,113)	(3,356,787)	(76,829)	(718,190)
Net increase (decrease)	(338,452)	$(2,706,795)	27,336	$217,255
Mid Cap Growth Equity Fund Class S
Sold	950,648	$6,670,771	2,796,083	$26,677,826
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,607,014)	(17,310,411)	(3,484,232)	(32,676,550)
Net increase (decrease)	(1,656,366)	$(10,639,640)	(688,149)	$(5,998,724)
Mid Cap Growth Equity Fund Class N
Sold	6,130	$45,722	1,744	$15,501
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(6,862)	(48,835)	(479)	(4,042)
Net increase (decrease)	(732)	$(3,113)	1,265	$11,459
Mid Cap Growth Equity II Fund Class A
Sold	4,806,633	$46,507,626	3,396,521	$41,021,640
Issued as reinvestment of dividends	-	-	1,585,005	15,214,206
Redeemed	(4,518,158)	(42,752,473)	(5,986,702)	(74,776,139)
Net increase (decrease)	288,475	$3,755,153	(1,005,176)	$(18,540,293)
Mid Cap Growth Equity II Fund Class L
Sold	6,459,783	$60,828,314	3,924,987	$46,911,365
Issued as reinvestment of dividends	-	-	1,973,719	19,426,586
Redeemed	(7,364,244)	(67,876,048)	(11,273,257)	(134,494,241)
Net increase (decrease)	(904,461)	$(7,047,734)	(5,374,551)	$(68,156,290)
Mid Cap Growth Equity II Fund Class Y
Sold	4,397,710	$44,152,439	2,041,869	$25,473,220
Issued as reinvestment of dividends	-	-	746,013	7,407,748
Redeemed	(3,740,050)	(34,522,103)	(5,369,324)	(72,383,857)
Net increase (decrease)	657,660	$9,630,336	(2,581,442)	$(39,502,889)
Mid Cap Growth Equity II Fund Class S
Sold	8,308,366	$78,802,420	6,364,612	$84,295,343
Issued as reinvestment of dividends	1,492	18,023	1,567,598	15,732,764
Redeemed	(4,770,639)	(46,098,193)	(7,903,084)	(98,727,995)
Net increase (decrease)	3,539,219	$32,722,250	29,126	$1,300,112
Mid Cap Growth Equity II Fund Class N
Sold	78,661	$702,925	38,086	$451,808
Issued as reinvestment of dividends	-	-	9,244	86,301
Redeemed	(45,407)	(421,406)	(166,410)	(2,196,005)
Net increase (decrease)	33,254	$281,519	(119,080)	$(1,657,896)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Class A
Sold	797,500	$8,547,972	934,015	$12,221,736
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,410,188)	(15,006,519)	(1,690,098)	(22,562,742)
Net increase (decrease)	(612,688)	$(6,458,547)	(756,083)	$(10,341,006)
Small Cap Growth Equity Fund Class L
Sold	1,010,565	$10,303,809	1,561,976	$21,060,602
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,766,001)	(29,316,213)	(2,231,538)	(28,955,352)
Net increase (decrease)	(1,755,436)	$(19,012,404)	(669,562)	$(7,894,750)
Small Cap Growth Equity Fund Class Y
Sold	1,587,321	$18,607,739	1,344,389	$17,927,692
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,272,227)	(24,576,692)	(1,725,575)	(23,832,346)
Net increase (decrease)	(684,906)	$(5,968,953)	(381,186)	$(5,904,654)
Small Cap Growth Equity Fund Class S
Sold	3,865,066	$41,254,728	3,420,831	$48,645,250
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,839,956)	(31,450,496)	(6,108,361)	(83,404,242)
Net increase (decrease)	1,025,110	$9,804,232	(2,687,530)	$(34,758,992)
Small Cap Growth Equity Fund Class N
Sold	12,071	$124,167	8,744	$110,096
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(6,156)	(70,839)	(45,212)	(659,435)
Net increase (decrease)	5,915	$53,328	(36,468)	$(549,339)
Small Company Growth Fund Class A
Sold	208,780	$1,170,909	495,037	$3,637,934
Issued as reinvestment of dividends	-	-	28,176	239,793
Redeemed	(784,277)	(4,400,544)	(3,175,159)	(26,518,975)
Net increase (decrease)	(575,497)	$(3,229,635)	(2,651,946)	$(22,641,248)
Small Company Growth Fund Class L
Sold	917,691	$4,963,573	391,956	$3,144,734
Issued as reinvestment of dividends	-	-	18,153	157,562
Redeemed	(1,070,988)	(6,170,889)	(2,530,094)	(21,559,866)
Net increase (decrease)	(153,297)	$(1,207,316)	(2,119,985)	$(18,257,570)
Small Company Growth Fund Class Y
Sold	756,710	$4,557,633	1,136,416	$9,840,691
Issued as reinvestment of dividends	-	-	5,130	44,988
Redeemed	(1,967,383)	(13,463,826)	(350,567)	(2,905,866)
Net increase (decrease)	(1,210,673)	$(8,906,193)	790,979	$6,979,813
Small Company Growth Fund Class S
Sold	865,247	$4,951,063	1,418,513	$9,837,107
Issued as reinvestment of dividends	-	-	23,270	204,782
Redeemed	(1,666,861)	(9,704,133)	(2,603,036)	(21,017,118)
Net increase (decrease)	(801,614)	$(4,753,070)	(1,161,253)	$(10,975,229)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small Company Growth Fund Class N
Sold	3,599	$19,591	17,199	$138,682
Issued as reinvestment of dividends	-	-	237	1,981
Redeemed	(9,672)	(51,679)	(29,510)	(176,290)
Net increase (decrease)	(6,073)	$(32,088)	(12,074)	$(35,627)
Emerging Growth Fund Class A
Sold	220,999	$912,271	453,144	$2,740,033
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(694,846)	(2,963,892)	(1,062,350)	(5,867,104)
Net increase (decrease)	(473,847)	$(2,051,621)	(609,206)	$(3,127,071)
Emerging Growth Fund Class L
Sold	947,627	$3,861,749	1,064,729	$6,277,810
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,609,778)	(6,656,020)	(2,558,418)	(16,209,372)
Net increase (decrease)	(662,151)	$(2,794,271)	(1,493,689)	$(9,931,562)
Emerging Growth Fund Class Y
Sold	24,655	$103,322	27,315	$176,248
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(64,230)	(271,736)	(103,740)	(764,438)
Net increase (decrease)	(39,575)	$(168,414)	(76,425)	$(588,190)
Emerging Growth Fund Class S
Sold	508,048	$2,153,115	1,228,048	$7,030,638
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,515,355)	(10,625,281)	(3,063,692)	(18,533,846)
Net increase (decrease)	(2,007,307)	$(8,472,166)	(1,835,644)	$(11,503,208)
Emerging Growth Fund Class N*
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(28,856)	(126,177)	-	-
Net increase (decrease)	(28,856)	$(126,177)	-	$-
Diversified International Fund Class A
Sold	2,641,602	$13,225,727	10,155,895	$95,509,234
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10,657,718)	(68,232,520)	(1,928,384)	(14,935,066)
Net increase (decrease)	(8,016,116)	$(55,006,793)	8,227,511	$80,574,168
Diversified International Fund Class L
Sold	2,386,195	$11,892,188	2,158,189	$16,393,649
Issued as reinvestment of dividends	37,456	256,951	-	-
Redeemed	(2,477,775)	(13,853,941)	(2,022,736)	(17,010,599)
Net increase (decrease)	(54,124)	$(1,704,802)	135,453	$(616,950)
Diversified International Fund Class Y
Sold	38,055	$205,732	1,022,168	$9,100,704
Issued as reinvestment of dividends	8,745	59,989	-	-
Redeemed	(134,804)	(912,378)	-	-
Net increase (decrease)	(88,004)	$(646,657)	1,022,168	$9,100,704

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Diversified International Fund Class S
Sold	5,084,365	$26,768,698	5,137,957	$39,381,340
Issued as reinvestment of dividends	127,070	874,242	-	-
Redeemed	(4,036,345)	(21,768,106)	(3,748,797)	(25,819,566)
Net increase (decrease)	1,175,090	$5,874,834	1,389,160	$13,561,774
Diversified International Fund Class N
Sold	96	$575	114	$1,036
Issued as reinvestment of dividends	1	5	-	-
Redeemed	-	-	-	-
Net increase (decrease)	97	$580	114	$1,036
Overseas Fund Class A
Sold	2,094,069	$11,834,878	794,652	$6,717,857
Issued as reinvestment of dividends	-	-	3,335,677	16,883,979
Redeemed	(2,704,826)	(14,818,784)	(16,901,357)	(172,238,018)
Net increase (decrease)	(610,757)	$(2,983,906)	(12,771,028)	$(148,636,182)
Overseas Fund Class L
Sold	4,553,258	$24,001,827	5,585,063	$52,594,914
Issued as reinvestment of dividends	-	-	10,460,775	53,096,291
Redeemed	(13,698,358)	(70,671,074)	(12,894,895)	(119,921,219)
Net increase (decrease)	(9,145,100)	$(46,669,247)	3,150,943	$(14,230,014)
Overseas Fund Class Y
Sold	4,632,355	$25,189,775	2,552,228	$22,830,691
Issued as reinvestment of dividends	-	-	4,680,831	23,552,385
Redeemed	(4,604,218)	(24,845,957)	(6,922,641)	(69,321,463)
Net increase (decrease)	28,137	$343,818	310,418	$(22,938,387)
Overseas Fund Class S
Sold	10,239,427	$52,620,681	5,806,809	$51,908,161
Issued as reinvestment of dividends	-	-	14,181,504	72,685,601
Redeemed	(15,642,296)	(80,230,851)	(20,398,711)	(191,187,150)
Net increase (decrease)	(5,402,869)	$(27,610,170)	(410,398)	$(66,593,388)
Overseas Fund Class N
Sold	33,162	$158,591	22,547	$199,993
Issued as reinvestment of dividends	-	-	62,345	307,222
Redeemed	(78,345)	(383,752)	(169,886)	(1,700,239)
Net increase (decrease)	(45,183)	$(225,161)	(84,994)	$(1,193,024)
Destination Retirement Income Fund Class A
Sold	1,088,634	$8,402,290	2,142,392	$17,529,833
Issued as reinvestment of dividends	-	-	437,797	3,526,987
Redeemed	(3,011,424)	(23,694,407)	(2,223,556)	(19,718,273)
Net increase (decrease)	(1,922,790)	$(15,292,117)	356,633	$1,338,547
Destination Retirement Income Fund Class L
Sold	496,285	$4,097,343	766,505	$7,278,842
Issued as reinvestment of dividends	-	-	613,614	5,012,944
Redeemed	(3,600,671)	(28,991,681)	(3,010,005)	(27,640,656)
Net increase (decrease)	(3,104,386)	$(24,894,338)	(1,629,886)	$(15,348,870)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Destination Retirement Income Fund Class Y
Sold	638,918	$5,205,504	1,677,405	$15,647,107
Issued as reinvestment of dividends	-	-	631,072	5,133,273
Redeemed	(6,257,509)	(47,528,109)	(4,131,162)	(39,294,798)
Net increase (decrease)	(5,618,591)	$(42,322,605)	(1,822,685)	$(18,514,418)
Destination Retirement Income Fund Class S
Sold	1,191,131	$9,448,880	2,064,973	$20,123,209
Issued as reinvestment of dividends	-	-	185,964	1,522,760
Redeemed	(1,687,979)	(13,557,196)	(1,190,354)	(10,750,605)
Net increase (decrease)	(496,848)	$(4,108,316)	1,060,583	$10,895,364
Destination Retirement Income Fund Class N
Sold	804	$6,515	781	$6,864
Issued as reinvestment of dividends	-	-	107	884
Redeemed	(992)	(8,122)	(1,750)	(16,493)
Net increase (decrease)	(188)	$(1,607)	(862)	$(8,745)
Destination Retirement 2010 Fund Class A
Sold	952,765	$7,676,031	1,659,793	$15,770,809
Issued as reinvestment of dividends	-	-	413,075	3,337,937
Redeemed	(2,290,325)	(18,037,028)	(3,696,218)	(35,080,432)
Net increase (decrease)	(1,337,560)	$(10,360,997)	(1,623,350)	$(15,971,686)
Destination Retirement 2010 Fund Class L
Sold	716,728	$5,740,942	1,511,521	$15,009,746
Issued as reinvestment of dividends	-	-	401,979	3,268,629
Redeemed	(4,011,571)	(31,326,328)	(2,710,842)	(24,787,923)
Net increase (decrease)	(3,294,843)	$(25,585,386)	(797,342)	$(6,509,548)
Destination Retirement 2010 Fund Class Y
Sold	1,101,275	$8,814,438	2,237,075	$21,673,904
Issued as reinvestment of dividends	-	-	444,010	3,569,611
Redeemed	(3,565,273)	(27,554,123)	(4,704,213)	(46,419,730)
Net increase (decrease)	(2,463,998)	$(18,739,685)	(2,023,128)	$(21,176,215)
Destination Retirement 2010 Fund Class S
Sold	3,156,788	$24,637,413	3,313,705	$33,649,707
Issued as reinvestment of dividends	-	-	376,840	3,065,253
Redeemed	(2,776,043)	(21,545,868)	(2,910,544)	(27,042,564)
Net increase (decrease)	380,745	$3,091,545	780,001	$9,672,396
Destination Retirement 2010 Fund Class N
Sold	11,011	$89,068	32,247	$306,405
Issued as reinvestment of dividends	-	-	4,473	36,672
Redeemed	(18,250)	(153,038)	(49,919)	(399,877)
Net increase (decrease)	(7,239)	$(63,970)	(13,199)	$(56,800)
Destination Retirement 2020 Fund Class A
Sold	2,151,533	$15,586,747	3,568,848	$31,743,344
Issued as reinvestment of dividends	-	-	1,156,915	9,012,497
Redeemed	(4,542,164)	(32,459,178)	(7,599,952)	(69,072,051)
Net increase (decrease)	(2,390,631)	$(16,872,431)	(2,874,189)	$(28,316,210)

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Destination Retirement 2020 Fund Class L
Sold	2,469,898	$17,689,160	3,068,592	$29,009,511
Issued as reinvestment of dividends	-	-	1,916,776	15,029,051
Redeemed	(9,870,173)	(71,289,942)	(9,093,713)	(80,394,512)
Net increase (decrease)	(7,400,275)	$(53,600,782)	(4,108,345)	$(36,355,950)
Destination Retirement 2020 Fund Class Y
Sold	2,596,725	$18,578,164	4,200,081	$38,779,631
Issued as reinvestment of dividends	-	-	1,030,715	7,935,502
Redeemed	(6,949,232)	(48,779,425)	(6,095,729)	(57,800,308)
Net increase (decrease)	(4,352,507)	$(30,201,261)	(864,933)	$(11,085,175)
Destination Retirement 2020 Fund Class S
Sold	5,085,095	$36,234,758	4,740,756	$46,998,356
Issued as reinvestment of dividends	-	-	951,418	7,465,397
Redeemed	(3,479,268)	(24,020,413)	(4,603,782)	(39,683,996)
Net increase (decrease)	1,605,827	$12,214,345	1,088,392	$14,779,757
Destination Retirement 2020 Fund Class N
Sold	25,376	$180,243	20,912	$192,914
Issued as reinvestment of dividends	-	-	4,303	33,219
Redeemed	(25,270)	(207,034)	(8,488)	(72,758)
Net increase (decrease)	106	$(26,791)	16,727	$153,375
Destination Retirement 2030 Fund Class A
Sold	1,736,780	$12,038,840	3,049,538	$28,481,327
Issued as reinvestment of dividends	-	-	1,024,971	8,331,268
Redeemed	(4,418,986)	(31,436,229)	(5,488,257)	(53,724,008)
Net increase (decrease)	(2,682,206)	$(19,397,389)	(1,413,748)	$(16,911,413)
Destination Retirement 2030 Fund Class L
Sold	2,027,370	$14,008,728	2,732,426	$26,214,018
Issued as reinvestment of dividends	-	-	1,668,898	13,682,782
Redeemed	(7,899,345)	(55,956,382)	(6,736,715)	(62,872,659)
Net increase (decrease)	(5,871,975)	$(41,947,654)	(2,335,391)	$(22,975,859)
Destination Retirement 2030 Fund Class Y
Sold	2,600,211	$17,932,930	3,704,435	$34,247,689
Issued as reinvestment of dividends	-	-	769,798	6,162,677
Redeemed	(4,632,347)	(31,982,985)	(3,870,866)	(38,706,103)
Net increase (decrease)	(2,032,136)	$(14,050,055)	603,367	$1,704,263
Destination Retirement 2030 Fund Class S
Sold	4,290,100	$29,851,421	3,465,304	$34,843,052
Issued as reinvestment of dividends	-	-	703,238	5,811,658
Redeemed	(1,910,596)	(12,926,942)	(3,678,494)	(32,090,580)
Net increase (decrease)	2,379,504	$16,924,479	490,048	$8,564,130
Destination Retirement 2030 Fund Class N
Sold	38,083	$246,838	12,626	$120,602
Issued as reinvestment of dividends	-	-	1,652	13,478
Redeemed	(22,257)	(169,010)	(13,208)	(125,656)
Net increase (decrease)	15,826	$77,828	1,070	$8,424

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Destination Retirement 2040 Fund Class A
Sold	1,556,556	$10,557,906	1,921,095	$17,189,368
Issued as reinvestment of dividends	-	-	518,729	4,232,949
Redeemed	(2,374,736)	(16,907,953)	(2,425,292)	(23,613,836)
Net increase (decrease)	(818,180)	$(6,350,047)	14,532	$(2,191,519)
Destination Retirement 2040 Fund Class L
Sold	1,405,420	$9,533,586	1,890,321	$18,294,272
Issued as reinvestment of dividends	-	-	1,080,358	8,939,136
Redeemed	(5,355,167)	(38,632,843)	(4,555,963)	(44,180,628)
Net increase (decrease)	(3,949,747)	$(29,099,257)	(1,585,284)	$(16,947,220)
Destination Retirement 2040 Fund Class Y
Sold	1,425,910	$9,753,830	2,278,842	$21,551,600
Issued as reinvestment of dividends	-	-	453,290	3,668,175
Redeemed	(3,400,063)	(24,133,052)	(1,959,124)	(19,854,490)
Net increase (decrease)	(1,974,153)	$(14,379,222)	773,008	$5,365,285
Destination Retirement 2040 Fund Class S
Sold	2,659,632	$18,363,580	2,243,597	$21,729,242
Issued as reinvestment of dividends	-	-	436,170	3,590,644
Redeemed	(1,032,873)	(7,237,616)	(2,217,982)	(20,365,468)
Net increase (decrease)	1,626,759	$11,125,964	461,785	$4,954,418
Destination Retirement 2040 Fund Class N
Sold	16,541	$116,276	5,884	$55,412
Issued as reinvestment of dividends	-	-	894	7,353
Redeemed	(7,049)	(52,244)	(5,475)	(55,669)
Net increase (decrease)	9,492	$64,032	1,303	$7,096
Destination Retirement 2050 Fund Class A
Sold	307,560	$1,882,362	132,170	$1,009,863
Issued as reinvestment of dividends	1,607	12,307	4,908	28,667
Redeemed	(219,537)	(1,437,013)	(40,782)	(303,873)
Net increase (decrease)	89,630	$457,656	96,296	$734,657
Destination Retirement 2050 Fund Class L
Sold	154,426	$994,555	98,563	$783,030
Issued as reinvestment of dividends	1,512	11,580	3,516	20,500
Redeemed	(60,750)	(399,459)	(39,548)	(291,007)
Net increase (decrease)	95,188	$606,676	62,531	$512,523
Destination Retirement 2050 Fund Class Y
Sold	453,253	$2,811,141	274,188	$2,095,740
Issued as reinvestment of dividends	4,192	32,114	11,925	69,211
Redeemed	(318,363)	(2,050,790)	(40,648)	(275,853)
Net increase (decrease)	139,082	$792,465	245,465	$1,889,098
Destination Retirement 2050 Fund Class S
Sold	642,263	$4,226,178	283,404	$2,310,761
Issued as reinvestment of dividends	16,803	128,712	62,014	365,980
Redeemed	(384,326)	(2,638,391)	(92,904)	(717,358)
Net increase (decrease)	274,740	$1,716,499	252,514	$1,959,383

Notes to Financial Statements (Continued)

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Destination Retirement 2050 Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	59	454	439	2,609
Redeemed	-	-	-	-
Net increase (decrease)	59	$454	439	$2,609

* Class N shares of the Emerging Growth Fund are not currently available, effective December 3, 2009.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended December 31, 2009:

Front-End Sales Charges Retained by Distributor
Diversified Value Fund	$35
Destination Retirement 2020 Fund	4,313

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2009, were waived for any redemptions or exchanges subject to such a charge.

6. Federal Income Tax Information

At December 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$224,225,682	$7,167,809	$(22,999,825)	$(15,832,016)
Strategic Balanced Fund	86,217,081	11,637,645	(6,212,994)	5,424,651
Diversified Value Fund	315,367,247	39,444,278	(34,400,268)	5,044,010
Fundamental Value Fund	892,109,717	137,470,059	(42,864,725)	94,605,334
Value Equity Fund	32,241,111	1,530,963	(661,381)	869,582
Large Cap Value Fund	585,850,589	187,596,704	(36,004,913)	151,591,791
Indexed Equity Fund	1,702,576,862	318,166,897	(352,452,445)	(34,285,548)
Core Opportunities Fund	31,311,354	3,969,426	(240,034)	3,729,392
Blue Chip Growth Fund	483,997,413	90,414,687	(8,970,801)	81,443,886
Large Cap Growth Fund	73,169,110	11,696,801	(509,319)	11,187,482
Aggressive Growth Fund	267,869,148	50,035,035	(10,245,099)	39,789,936
NASDAQ-100 Fund	41,697,886	9,960,664	(3,201,956)	6,758,708
Focused Value Fund	504,410,307	96,881,087	(11,071,253)	85,809,834
Mid-Cap Value Fund	110,238,400	11,166,985	(5,642,780)	5,524,205
Small Cap Value Equity Fund	90,479,413	5,597,982	(1,863,868)	3,734,114
Small Company Value Fund	459,497,711	59,681,438	(62,492,296)	(2,810,858)
Mid Cap Growth Equity Fund	62,809,107	14,526,293	(1,063,186)	13,463,107
Mid Cap Growth Equity II Fund	1,029,153,370	207,010,653	(32,211,416)	174,799,237
Small Cap Growth Equity Fund	421,669,068	89,866,968	(27,540,819)	62,326,149

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Company Growth Fund	$43,528,315	$8,341,688	$(1,742,405)	$6,599,283
Emerging Growth Fund	31,828,529	5,175,190	(2,274,615)	2,900,575
Diversified International Fund	133,360,031	14,098,112	(13,255,832)	842,280
Overseas Fund	555,680,957	61,023,946	(47,158,588)	13,865,358
Destination Retirement Income Fund	109,795,512	9,316,429	(13,097,368)	(3,780,939)
Destination Retirement 2010 Fund	135,600,218	7,086,824	(21,704,273)	(14,617,449)
Destination Retirement 2020 Fund	438,167,721	13,472,763	(77,840,397)	(64,367,634)
Destination Retirement 2030 Fund	347,720,798	13,003,477	(65,723,155)	(52,719,678)
Destination Retirement 2040 Fund	201,659,992	6,745,119	(36,266,020)	(29,520,901)
Destination Retirement 2050 Fund	18,137,631	2,587,466	(3,324,021)	(736,555)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. Certain positions of capital loss carryovers of the Blue Chip Growth Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

At December 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2015	Expiring 2016	Expiring 2017
Strategic Bond Fund	$-	$-	$-	$-	$-	$9,567,964
Strategic Balanced Fund	-	-	-	-	10,949,204	3,425,500
Diversified Value Fund	-	-	-	-	18,365,748	131,211,479
Fundamental Value Fund	-	-	-	-	12,902,621	108,300,464
Value Equity Fund	-	-	-	-	10,675,508	13,664,887
Large Cap Value Fund	-	-	-	-	-	87,318,849
Indexed Equity Fund	-	-	-	-	31,466,117	25,494,077
Core Opportunities Fund	-	-	-	-	7,072,052	9,336,944
Blue Chip Growth Fund	12,435,454	16,672,836	4,273,407	4,896,088	61,454,994	81,201,688
Large Cap Growth Fund	-	-	-	-	4,037,622	4,088,884
Aggressive Growth Fund	-	-	-	-	-	47,578,064
NASDAQ-100 Fund	-	12,263,947	7,702,832	-	-	1,004,147
Focused Value Fund	-	-	-	-	20,591,421	73,519,740
Mid-Cap Value Fund	-	-	-	-	32,556,317	41,362,641
Small Cap Value Equity Fund	-	-	-	-	26,997,861	31,252,216
Small Company Value Fund	-	-	-	-	-	28,112,804
Mid Cap Growth Equity Fund	35,977,324	976,172	-	-	25,389,210	22,242,025
Mid Cap Growth Equity II Fund	-	-	-	-	-	134,469,520
Small Cap Growth Equity Fund	-	-	-	-	4,453,732	42,627,370
Small Company Growth Fund	-	-	-	-	18,511,277	12,247,452
Emerging Growth Fund	18,921,009	-	-	-	14,124,008	11,807,488
Diversified International Fund	-	-	-	-	12,970,723	62,822,886
Overseas Fund	-	-	-	-	13,880,303	133,288,552

Notes to Financial Statements (Continued)

	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2015	Expiring 2016	Expiring 2017
Destination Retirement Income Fund	$-	$-	$-	$-	$2,912,153	$31,134,132
Destination Retirement 2010 Fund	-	-	-	-	5,741,609	27,134,305
Destination Retirement 2020 Fund	-	-	-	-	17,485,197	63,776,765
Destination Retirement 2030 Fund	-	-	-	-	8,374,411	58,616,804
Destination Retirement 2040 Fund	-	-	-	-	4,147,501	35,787,461
Destination Retirement 2050 Fund	-	-	-	-	31,301	336,778

The following Fund(s) elected to defer to January 1, 2010, post-October capital losses:

Amount
Diversified Value Fund	$2,303,647
Fundamental Value Fund	3,524,087
Value Equity Fund	125,574
Large Cap Value Fund	19,382,143
Indexed Equity Fund	860,115
Core Opportunities Fund	366,386
Blue Chip Growth Fund	1,065,479
NASDAQ-100 Fund	92,903
Small Cap Value Equity Fund	25,725
Small Company Value Fund	3,993,415
Mid Cap Growth Equity Fund	505,708
Small Company Growth Fund	229,464
Emerging Growth Fund	38,936
Diversified International Fund	606,148
Overseas Fund	2,514,444
Destination Retirement Income Fund	305,922
Destination Retirement 2010 Fund	466,109
Destination Retirement 2020 Fund	2,066,642
Destination Retirement 2030 Fund	1,756,540
Destination Retirement 2040 Fund	1,413,410

The following Fund(s) elected to defer to January 1, 2010, post-October currency losses:

Amount
Mid-Cap Value Fund	$77
Mid Cap Growth Equity II Fund	439
Small Cap Growth Equity Fund	18,958

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Strategic Bond Fund	$17,206,484	$-	$-
Strategic Balanced Fund	2,273,394	-	-
Diversified Value Fund	5,366,540	-	-
Fundamental Value Fund	19,028	-	-
Large Cap Value Fund	5,219,741	-	-
Indexed Equity Fund	20,805,506	-	-
Blue Chip Growth Fund	99,400	-	-
Large Cap Growth Fund	172,707	-	-
Aggressive Growth Fund	-	41,407	-
Mid-Cap Value Fund	987,462	-	-
Small Cap Value Equity Fund	810,145	-	-
Small Company Value Fund	2,487,482	-	-
Mid Cap Growth Equity II Fund	18,023	-	-
Diversified International Fund	1,191,437	-	-
Destination Retirement 2050 Fund	185,167	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Strategic Bond Fund	$15,353,711	$2,563,435	$-
Strategic Balanced Fund	6,144,148	473,963	58,257
Diversified Value Fund	12,373,035	465,616	55,961
Fundamental Value Fund	21,874,764	8,743,965	-
Value Equity Fund	1,660,817	168,295	1,068
Large Cap Value Fund	9,143,517	23,210,217	513,744
Indexed Equity Fund	36,506,283	7,423,081	-
Core Opportunities Fund	1,226,244	-	28,202
Blue Chip Growth Fund	393,175	-	-
Large Cap Growth Fund	23,917	-	57,745
Aggressive Growth Fund	-	12,041,346	-
Focused Value Fund	6,823,957	24,729,783	2,269
Mid-Cap Value Fund	1,704,873	7,452	276,645
Small Cap Value Equity Fund	1,790,589	13,664	60,228
Small Company Value Fund	634,758	17,311,474	-
Mid Cap Growth Equity II Fund	3,317,876	54,550,885	-
Small Company Growth Fund	5,602	644,413	-
Overseas Fund	42,653,488	21,936,073	101,940,494
Destination Retirement Income Fund	10,009,516	3,820,440	1,373,357
Destination Retirement 2010 Fund	6,673,024	4,594,925	2,016,269
Destination Retirement 2020 Fund	15,561,345	17,423,790	6,497,513
Destination Retirement 2030 Fund	9,757,077	18,905,090	5,347,458
Destination Retirement 2040 Fund	5,572,297	11,288,976	3,586,608
Destination Retirement 2050 Fund	275,601	-	211,366

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through foreign tax credit for the year ended December 31, 2009:

Amount
Diversified International Fund	$593,881
Overseas Fund	1,360,868

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, swap agreements, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Strategic Bond Fund	$387,184	$(9,567,964)	$(594,744)	$(15,898,978)
Strategic Balanced Fund	727,284	(14,374,704)	(169,129)	5,421,860
Diversified Value Fund	1,141,921	(149,577,227)	(2,365,189)	5,044,073
Fundamental Value Fund	12,803,374	(121,203,085)	(3,680,065)	94,605,334
Value Equity Fund	479,245	(24,340,395)	(136,561)	869,582
Large Cap Value Fund	1,054,731	(87,318,849)	(19,551,042)	151,600,997
Indexed Equity Fund	7,627,059	(56,960,194)	(1,161,522)	(34,285,548)
Core Opportunities Fund	240,643	(16,408,996)	(371,846)	3,730,266
Blue Chip Growth Fund	155,546	(180,934,467)	(1,148,069)	81,444,574
Large Cap Growth Fund	32,714	(8,126,506)	(7,497)	11,187,482
Aggressive Growth Fund	-	(47,578,064)	(64,724)	39,789,936
NASDAQ-100 Fund	-	(20,970,926)	(101,688)	6,758,708
Focused Value Fund	3,216,779	(94,111,161)	(107,324)	85,809,834
Mid-Cap Value Fund	-	(73,918,958)	(16,564)	5,524,205
Small Cap Value Equity Fund	20,528	(58,250,077)	(39,495)	3,734,114
Small Company Value Fund	524,887	(28,112,804)	(4,073,658)	(2,810,858)
Mid Cap Growth Equity Fund	-	(84,584,731)	(527,173)	13,462,656
Mid Cap Growth Equity II Fund	-	(134,469,520)	(182,255)	174,799,796
Small Cap Growth Equity Fund	-	(47,081,102)	(105,592)	62,325,647
Small Company Growth Fund	-	(30,758,729)	(245,439)	6,599,283
Emerging Growth Fund	-	(44,852,505)	(52,512)	2,900,575
Diversified International Fund	18,651	(75,793,609)	(626,958)	896,173
Overseas Fund	7,591,044	(147,168,855)	(2,639,529)	14,019,600
Destination Retirement Income Fund	2,783,494	(34,046,285)	(334,488)	(3,780,939)
Destination Retirement 2010 Fund	2,709,826	(32,875,914)	(489,279)	(14,617,449)
Destination Retirement 2020 Fund	6,082,486	(81,261,962)	(2,136,831)	(64,367,634)
Destination Retirement 2030 Fund	3,805,514	(66,991,215)	(1,809,356)	(52,719,678)
Destination Retirement 2040 Fund	1,872,101	(39,934,962)	(1,444,375)	(29,520,901)
Destination Retirement 2050 Fund	-	(368,079)	(1,369)	(736,555)

Notes to Financial Statements (Continued)

During the year ended December 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss )
Strategic Bond Fund	$522,963	$(718,392)	$195,429
Strategic Balanced Fund	(89,450)	(761,996)	851,446
Diversified Value Fund	1	13	(14)
Fundamental Value Fund	-	5,792	(5,792)
Large Cap Value Fund	-	9,493	(9,493)
Indexed Equity Fund	(10,054,090)	10,102,371	(48,281)
Core Opportunities Fund	14,870	(14,870)	-
Blue Chip Growth Fund	(52,742,629)	52,744,008	(1,379)
Large Cap Growth Fund	(787)	(2,141)	2,928
Aggressive Growth Fund	(825,879)	-	825,879
NASDAQ-100 Fund	(73,446)	5,122	68,324
Focused Value Fund	1,400	(1,400)	-
Mid-Cap Value Fund	(7,613)	413,761	(406,148)
Small Cap Value Equity Fund	(1,527)	21,028	(19,501)
Small Company Value Fund	-	671,924	(671,924)
Mid Cap Growth Equity Fund	(9,529,285)	9,320,945	208,340
Mid Cap Growth Equity II Fund	(3,277,464)	190,086	3,087,378
Small Cap Growth Equity Fund	(2,690,815)	119,280	2,571,535
Small Company Growth Fund	(230,849)	(25,713)	256,562
Emerging Growth Fund	(312,326)	(1)	312,327
Diversified International Fund	(1,625,295)	2,046,428	(421,133)
Overseas Fund	(1,774,701)	(2,511,282)	4,285,983
Destination Retirement Income Fund	(7,276)	(418,821)	426,097
Destination Retirement 2010 Fund	(16,135)	(563,365)	579,500
Destination Retirement 2020 Fund	(40,401)	(1,970,825)	2,011,226
Destination Retirement 2030 Fund	(43,572)	(1,728,066)	1,771,638
Destination Retirement 2040 Fund	(25,098)	(916,128)	941,226
Destination Retirement 2050 Fund	(1,397)	(77,885)	79,282

The Funds did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7. Investment in Affiliated Issuers

A summary of the Funds' transactions in the securities of affiliated issuers during the year ended December 31, 2009, was as follows:

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement Income Fund
Aggressive Growth Fund, Class S	432,761	23,296	318,140	137,917	$809,575	$-	$111	$(868,444)
Blue Chip Growth Fund, Class S	182,881	15,253	144,726	53,408	488,148	87	-	(585,986)
Capital Appreciation Fund, Class S*	123,321	8,869	83,266	48,924	477,498	1,189	-	(469,666)
Core Bond Fund, Class S*	2,535,130	324,784	2,026,722	833,192	9,056,799	319,952	-	(1,374,861)
Discovery Value Fund, Class S*	46,906	8,240	30,907	24,239	206,517	523	-	(140,293)
Diversified Bond Fund, Class S*	2,764,199	321,384	1,616,421	1,469,162	14,970,762	806,775	-	(1,504,344)
Diversified Growth Fund, Class S#	446,325	723	447,048	-	-	-	-	(1,469,133)
Diversified International Fund, Class S	654,803	58,133	513,833	199,103	1,381,775	13,033	-	(2,366,617)
Diversified Value Fund, Class S	238,536	70,765	188,440	120,861	976,559	17,276	-	(1,236,548)
Emerging Growth Fund, Class S	104,442	25,210	82,106	47,546	239,155	-	-	(229,084)
Enhanced Index Growth Fund, Class S*	1,133,208	143,677	739,615	537,270	4,378,754	48,092	-	(2,658,698)
Enhanced Index Value Fund, Class S*	966,633	161,481	651,892	476,222	4,228,854	84,998	-	(4,214,724)
Focused International Fund, Class S*	52,838	73,379	69,045	57,172	627,753	22,525	-	(233,110)
Focused Value Fund, Class S	331,752	98,054	280,502	149,304	2,178,347	-	-	(2,354,913)
Fundamental Value Fund, Class S	375,314	46,829	262,732	159,411	1,490,489	33	-	(1,508,789)
High Yield Fund, Class S*	454,830	366,269	397,405	423,694	3,567,505	272,266	-	(636,570)
Inflation-Protected and Income Fund, Class S*	2,779,628	254,647	1,623,715	1,410,560	14,500,555	74,542	-	(895,230)
International Bond Fund, Class S*	694,249	226,125	392,905	527,469	5,295,791	3,682	-	(516,767)
International Equity Fund, Class S*	266,270	29,103	201,582	93,791	1,193,022	11,153	2,619	(1,537,879)
Large Cap Growth Fund, Class S	-	283,519	114,514	169,005	1,346,969	3,015	-	31,729
Large Cap Value Fund, Class S	203,356	22,285	179,256	46,385	440,662	3,825	-	(975,950)
Main Street Small Cap Fund, Class S*	347,187	73,239	379,753	40,673	352,632	2,543	-	(1,086,147)
Mid Cap Growth Equity Fund, Class S	156,393	14,142	113,504	57,031	496,171	-	-	(515,162)
Mid Cap Growth Equity II Fund, Class S	142,374	10,096	91,760	60,710	747,338	37	-	(640,513)
Mid-Cap Value Fund, Class S	273,859	33,369	186,951	120,277	995,895	9,438	-	(1,029,619)
Money Market Fund, Class S*	7,943,396	214,338	7,110,984	1,046,750	1,046,750	-	-	(3)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	182,646	479,142	124,689	537,099	1,842,250	-	-	(352,885)
Oppenheimer Real Estate Fund, Class Y**	67,712	54,048	31,562	90,198	1,353,878	25,263	-	(120,754)
Overseas Fund, Class S	1,306,067	110,374	899,055	517,386	3,476,835	-	-	(4,959,062)
Short-Duration Bond Fund, Class S*	2,475,407	877,833	1,664,853	1,688,387	17,407,271	555,817	-	(664,154)
Small Cap Growth Equity Fund, Class S	69,481	5,527	55,179	19,829	280,188	-	-	(337,725)
Small Cap Value Equity Fund, Class S	181,084	33,935	134,004	81,015	600,320	5,522	-	(681,744)

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss )
Destination Retirement Income Fund (Continued)
Small Company Growth Fund, Class S	154,555	40,500	116,847	78,208	$585,777	$-	$-	$(626,114)
Small Company Value Fund, Class S	112,871	20,243	78,750	54,364	610,504	3,931	-	(455,408)
Strategic Bond Fund, Class S	-	851,846	327,059	524,787	4,817,543	393,964	-	145,435
Strategic Emerging Markets Fund Class S*	133,489	193,119	108,466	218,142	3,394,283	27,157	427,509	604,791
Value Fund, Class S*	29,938	7,047	25,125	11,860	151,449	3,194	-	(218,977)
					$106,014,573	$2,709,832	$430,239	$(36,683,918)
Destination Retirement 2010 Fund
Aggressive Growth Fund, Class S	600,634	60,422	438,623	222,433	$1,305,682	$-	$233	$(1,176,121)
Blue Chip Growth Fund, Class S	355,674	28,804	225,157	159,321	1,456,191	286	-	(926,427)
Capital Appreciation Fund, Class S*	174,788	18,989	85,767	108,010	1,054,181	2,636	-	(424,738)
Core Bond Fund, Class S*	1,659,333	370,830	1,205,068	825,095	8,968,781	318,186	-	(754,872)
Discovery Value Fund, Class S*	82,089	26,277	46,489	61,877	527,192	1,340	-	(188,695)
Diversified Bond Fund, Class S*	2,074,788	330,298	1,092,431	1,312,655	13,375,956	724,026	-	(932,571)
Diversified Growth Fund, Class S#	691,839	1,654	693,493	-	-	-	-	(2,517,552)
Diversified International Fund, Class S	804,225	149,431	475,116	478,540	3,321,068	31,404	-	(2,586,775)
Diversified Value Fund, Class S	343,442	144,932	228,641	259,733	2,098,643	37,212	-	(1,463,856)
Emerging Growth Fund, Class S	133,195	43,523	76,546	100,172	503,865	-	-	(216,611)
Enhanced Index Growth Fund, Class S*	1,265,999	408,799	752,215	922,583	7,519,052	82,909	-	(2,968,962)
Enhanced Index Value Fund, Class S*	1,230,109	324,774	713,778	841,105	7,469,012	150,747	-	(4,168,621)
Focused International Fund, Class S*	36,519	145,705	79,099	103,125	1,132,311	40,805	-	(116,495)
Focused Value Fund, Class S	284,796	76,429	193,446	167,779	2,447,891	-	-	(1,506,694)
Fundamental Value Fund, Class S	525,913	102,407	296,012	332,308	3,107,080	68	-	(1,524,052)
High Yield Fund, Class S*	276,450	214,797	139,983	351,264	2,957,643	226,762	-	(215,365)
Inflation-Protected and Income Fund, Class S*	1,745,044	235,159	852,358	1,127,845	11,594,248	59,863	-	(284,697)
International Bond Fund, Class S*	259,686	300,132	141,270	418,548	4,202,220	2,935	-	(133,735)
International Equity Fund, Class S*	389,261	44,452	249,092	184,621	2,348,385	22,033	4,462	(2,029,415)
Large Cap Growth Fund, Class S	-	548,722	183,436	365,286	2,911,331	6,533	-	77,681
Large Cap Value Fund, Class S	284,960	30,831	211,361	104,430	992,082	8,636	-	(1,324,583)
Main Street Small Cap Fund, Class S*	667,804	65,203	513,642	219,365	1,901,894	13,806	-	(1,611,263)
Mid Cap Growth Equity Fund, Class S	312,509	30,065	177,765	164,809	1,433,838	-	-	(819,668)
Mid Cap Growth Equity II Fund, Class S	283,870	23,058	156,903	150,025	1,846,806	91	-	(1,042,657)
Mid-Cap Value Fund, Class S	522,458	86,924	289,530	319,852	2,648,376	25,164	-	(1,344,882)
Money Market Fund, Class S*	3,567,311	104,772	3,325,978	346,105	346,105	-	-	(1)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	180,757	425,897	116,505	490,149	1,681,212	-	-	(414,656)

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss )
Destination Retirement 2010 Fund (Continued)
Oppenheimer Real Estate Fund, Class Y**	64,849	67,708	29,491	103,066	$1,547,023	$26,183	$-	$(119,613)
Overseas Fund, Class S	1,978,792	329,249	1,156,040	1,152,001	7,741,446	-	-	(6,445,025)
Short-Duration Bond Fund, Class S*	1,122,215	405,878	575,606	952,487	9,820,138	314,823	-	(104,219)
Small Cap Growth Equity Fund, Class S	91,072	7,550	56,908	41,714	589,414	-	-	(327,660)
Small Cap Value Equity Fund, Class S	207,853	58,005	123,179	142,679	1,057,254	9,752	-	(488,021)
Small Company Growth Fund, Class S	183,748	82,621	114,367	152,002	1,138,492	-	-	(570,195)
Small Company Value Fund, Class S	140,022	36,887	81,935	94,974	1,066,560	6,927	-	(355,584)
Strategic Bond Fund, Class S	-	579,629	142,696	436,933	4,011,048	328,690	-	116,205
Strategic Emerging Markets Fund Class S*	121,818	276,140	103,975	293,983	4,574,377	36,721	578,089	624,009
Value Fund, Class S*	42,393	8,473	28,472	22,394	285,972	6,059	-	(262,552)
					$120,982,769	$2,484,597	$582,784	$(38,548,938)
Destination Retirement 2020 Fund
Aggressive Growth Fund, Class S	2,886,479	234,005	1,523,448	1,597,036	$9,374,601	$-	$1,354	$(2,717,368)
Blue Chip Growth Fund, Class S	1,322,777	143,121	542,356	923,542	8,441,170	1,492	-	(2,221,065)
Capital Appreciation Fund, Class S*	822,402	113,070	304,151	631,321	6,161,697	15,340	-	(1,476,731)
Core Bond Fund, Class S*	2,136,020	348,664	1,402,283	1,082,401	11,765,700	415,583	-	(925,810)
Discovery Value Fund, Class S*	101,152	307,442	122,131	286,463	2,440,666	6,178	-	(373,227)
Diversified Bond Fund, Class S*	3,200,328	346,452	1,548,787	1,997,993	20,359,547	1,096,385	-	(1,331,569)
Diversified Growth Fund, Class S#	2,690,125	19,120	2,709,245	-	-	-	-	(9,496,818)
Diversified International Fund, Class S	2,901,613	596,783	1,090,215	2,408,181	16,712,779	157,607	-	(5,508,383)
Diversified Value Fund, Class S	1,618,329	650,869	754,364	1,514,834	12,239,858	216,457	-	(4,697,085)
Emerging Growth Fund, Class S	563,833	43,779	388,438	219,174	1,102,445	-	-	(796,916)
Enhanced Index Growth Fund, Class S*	4,459,454	639,106	1,711,922	3,386,638	27,601,096	302,948	-	(6,537,631)
Enhanced Index Value Fund, Class S*	3,615,559	642,127	1,358,697	2,898,989	25,743,023	517,115	-	(8,159,076)
Focused International Fund, Class S*	193,553	558,471	221,203	530,821	5,828,420	209,032	-	(843,334)
Focused Value Fund, Class S	759,856	149,508	361,540	547,824	7,992,759	-	-	(3,134,775)
Fundamental Value Fund, Class S	2,481,038	446,169	917,277	2,009,930	18,792,845	392	-	(4,205,971)
High Yield Fund, Class S*	703,249	567,787	299,435	971,601	8,180,882	623,422	-	(465,033)
Inflation-Protected and Income Fund, Class S*	2,498,876	228,893	1,095,012	1,632,757	16,784,741	86,275	-	(522,873)
International Bond Fund, Class S*	658,930	341,352	192,565	807,717	8,109,482	5,637	-	(185,569)
International Equity Fund, Class S*	1,518,670	160,798	719,292	960,176	12,213,443	114,020	20,739	(5,003,171)
Large Cap Growth Fund, Class S	-	2,296,748	422,156	1,874,592	14,940,497	33,441	-	221,584
Large Cap Value Fund, Class S	1,346,938	117,047	884,104	579,881	5,508,873	47,828	-	(5,245,427)
Main Street Small Cap Fund, Class S*	2,815,133	866,085	1,349,478	2,331,740	20,216,185	145,856	-	(5,488,036)

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2020 Fund (Continued)
Mid Cap Growth Equity Fund, Class S	1,123,922	104,929	458,742	770,109	$6,699,949	$-	$-	$(1,892,586)
Mid Cap Growth Equity II Fund, Class S	967,370	90,570	349,941	707,999	8,715,465	426	-	(2,201,033)
Mid-Cap Value Fund, Class S	2,139,666	295,274	906,465	1,528,475	12,655,777	119,948	-	(4,752,888)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	562,080	1,051,923	158,072	1,455,931	4,993,845	-	-	(1,015,960)
Oppenheimer Real Estate Fund, Class Y**	196,289	121,134	41,749	275,674	4,137,867	69,875	-	(220,287)
Overseas Fund, Class S	6,675,241	959,859	2,492,617	5,142,483	34,557,485	-	-	(16,617,431)
Short-Duration Bond Fund, Class S*	758,422	281,981	350,109	690,294	7,116,926	227,015	-	(102,043)
Small Cap Growth Equity Fund, Class S	246,237	18,548	136,390	128,395	1,814,215	-	-	(865,240)
Small Cap Value Equity Fund, Class S	621,367	106,349	262,446	465,270	3,447,653	31,724	-	(1,156,055)
Small Company Growth Fund, Class S	714,130	81,006	336,145	458,991	3,437,844	-	-	(1,778,887)
Small Company Value Fund, Class S	426,169	62,422	175,377	313,214	3,517,394	22,593	-	(1,016,372)
Strategic Bond Fund, Class S	-	626,603	113,666	512,937	4,708,765	383,658	-	86,686
Strategic Emerging Markets Fund Class S*	396,511	799,702	166,546	1,029,667	16,021,620	128,090	2,016,515	940,621
Value Fund, Class S*	200,097	30,113	115,521	114,689	1,464,573	30,871	-	(1,112,308)
					$373,800,087	$5,009,208	$2,038,608	$(100,818,067)
Destination Retirement 2030 Fund
Aggressive Growth Fund, Class S	3,169,477	305,008	1,706,782	1,767,703	$10,376,414	$-	$1,446	$(3,230,407)
Blue Chip Growth Fund, Class S	2,243,628	247,976	1,093,213	1,398,391	12,781,290	2,375	-	(4,259,183)
Capital Appreciation Fund, Class S*	883,315	124,494	330,177	677,632	6,613,688	16,483	-	(1,557,322)
Core Bond Fund, Class S*	474,705	160,557	333,546	301,716	3,279,652	115,852	-	(189,420)
Discovery Value Fund, Class S*	291,391	58,268	105,398	244,261	2,081,105	5,273	-	(413,556)
Diversified Bond Fund, Class S*	1,088,352	94,073	741,900	440,525	4,488,949	242,099	-	(756,323)
Diversified Growth Fund, Class S#	2,722,372	29,974	2,752,346	-	-	-	-	(10,322,884)
Diversified International Fund, Class S	2,673,816	527,115	987,386	2,213,545	15,361,999	144,860	-	(4,425,920)
Diversified Value Fund, Class S	1,692,947	795,776	767,057	1,721,666	13,911,063	246,008	-	(4,779,498)
Emerging Growth Fund, Class S	1,350,118	169,303	825,200	694,221	3,491,930	-	-	(1,589,937)
Enhanced Index Growth Fund, Class S*	1,805,565	894,591	877,318	1,822,838	14,856,129	163,248	-	(3,393,891)
Enhanced Index Value Fund, Class S*	2,190,896	493,940	846,094	1,838,742	16,328,025	328,372	-	(5,217,297)
Focused International Fund, Class S*	269,174	345,735	187,658	427,251	4,691,215	168,441	-	(912,252)
Focused Value Fund, Class S	572,214	113,517	247,806	437,925	6,389,327	-	-	(1,852,325)
Fundamental Value Fund, Class S	2,614,166	609,232	1,001,810	2,221,588	20,771,843	429	-	(4,597,767)
High Yield Fund, Class S*	393,028	512,474	220,607	684,895	5,766,816	439,926	-	(332,419)
Inflation-Protected and Income Fund, Class S*	900,220	164,201	386,125	678,296	6,972,881	35,870	-	(115,862)

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss )
Destination Retirement 2030 Fund (Continued)
International Bond Fund, Class S*	419,526	263,617	117,776	565,367	$5,676,287	$3,950	$-	$(98,593)
International Equity Fund, Class S*	1,488,089	168,760	823,525	833,324	10,599,881	99,074	17,349	(5,891,935)
Large Cap Growth Fund, Class S	-	2,473,689	439,836	2,033,853	16,209,811	36,282	-	223,018
Large Cap Value Fund, Class S	1,450,134	150,334	917,199	683,269	6,491,057	56,357	-	(5,336,022)
Main Street Small Cap Fund, Class S*	1,843,231	400,049	836,339	1,406,941	12,198,182	88,116	-	(3,113,451)
Mid Cap Growth Equity Fund, Class S	1,103,954	111,314	512,215	703,053	6,116,561	-	-	(2,080,142)
Mid Cap Growth Equity II Fund, Class S	1,008,709	96,277	494,178	610,808	7,519,050	368	-	(2,806,154)
Mid-Cap Value Fund, Class S	1,713,256	255,907	620,247	1,348,916	11,169,021	105,855	-	(2,943,918)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	273,095	1,014,849	120,358	1,167,586	4,004,819	-	-	(774,218)
Oppenheimer Real Estate Fund, Class Y**	107,884	162,906	35,455	235,335	3,532,378	59,541	-	(185,391)
Overseas Fund, Class S	5,263,933	1,014,567	2,127,338	4,151,162	27,895,811	-	-	(13,495,428)
Short-Duration Bond Fund, Class S*	182,090	231,709	76,108	337,691	3,481,599	111,140	-	(7,825)
Small Cap Growth Equity Fund, Class S	213,342	24,354	80,386	157,310	2,222,786	-	-	(355,908)
Small Cap Value Equity Fund, Class S	770,447	156,238	281,164	645,521	4,783,308	44,011	-	(1,300,147)
Small Company Growth Fund, Class S	437,388	183,196	184,983	435,601	3,262,655	-	-	(1,006,354)
Small Company Value Fund, Class S	524,068	94,897	186,497	432,468	4,856,612	31,175	-	(1,176,779)
Strategic Bond Fund, Class S	-	149,580	23,087	126,493	1,161,210	94,587	-	21,704
Strategic Emerging Markets Fund Class S*	299,469	725,320	122,964	901,825	14,032,401	112,295	1,767,860	755,418
Value Fund, Class S*	213,971	31,731	118,422	127,280	1,625,365	34,299	-	(1,098,663)
					$295,001,120	$2,786,286	$1,786,655	$(88,617,051)
Destination Retirement 2040 Fund
Aggressive Growth Fund, Class S	2,106,108	251,830	1,114,070	1,243,868	$7,301,503	$-	$1,033	$(2,049,473)
Blue Chip Growth Fund, Class S	1,097,270	186,561	511,370	772,461	7,060,296	1,388	-	(1,792,440)
Capital Appreciation Fund, Class S*	592,551	94,319	238,995	447,875	4,371,262	10,905	-	(1,089,743)
Core Bond Fund, Class S*	106,575	104,189	50,377	160,387	1,743,409	61,685	-	8,248
Discovery Value Fund, Class S*	179,284	36,337	69,879	145,742	1,241,719	3,149	-	(256,065)
Diversified Bond Fund, Class S*	226,555	26,156	151,520	101,191	1,031,134	55,681	-	(72,396)
Diversified Growth Fund, Class S#	1,705,263	13,191	1,718,454	-	-	-	-	(6,312,331)
Diversified International Fund, Class S	1,620,904	304,504	707,057	1,218,351	8,455,355	79,895	-	(3,374,317)
Diversified Value Fund, Class S	1,109,218	578,051	575,559	1,111,710	8,982,619	159,182	-	(3,521,792)
Emerging Growth Fund, Class S	748,506	74,846	446,645	376,707	1,894,834	-	-	(785,519)
Enhanced Index Growth Fund, Class S*	1,409,481	422,158	667,460	1,164,179	9,488,056	104,356	-	(2,367,277)
Enhanced Index Value Fund, Class S*	1,215,186	282,232	489,666	1,007,752	8,948,834	180,147	-	(3,068,840)

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss )
Destination Retirement 2040 Fund (Continued)
Focused International Fund, Class S*	122,111	262,724	124,243	260,592	$2,861,302	$102,843	$-	$(519,316)
Focused Value Fund, Class S	350,983	60,755	160,851	250,887	3,660,447	-	-	(1,108,109)
Fundamental Value Fund, Class S	1,689,104	460,487	714,462	1,435,129	13,418,452	292	-	(3,050,122)
High Yield Fund, Class S*	300,863	58,359	150,319	208,903	1,758,962	134,330	-	(286,143)
Inflation-Protected and Income Fund, Class S*	98,195	53,171	51,153	100,213	1,030,193	5,305	-	(32,080)
International Bond Fund, Class S*	310,997	110,291	102,514	318,774	3,200,492	2,229	-	(77,588)
International Equity Fund, Class S*	861,087	117,929	449,833	529,183	6,731,212	62,980	11,707	(2,975,984)
Large Cap Growth Fund, Class S	-	1,574,719	318,742	1,255,977	10,010,134	22,448	-	219,548
Large Cap Value Fund, Class S	970,884	114,467	645,078	440,273	4,182,598	36,388	-	(3,551,531)
Main Street Small Cap Fund, Class S*	1,127,135	190,974	567,666	750,443	6,506,341	47,045	-	(2,046,980)
Mid Cap Growth Equity Fund, Class S	605,482	83,190	280,099	408,573	3,554,584	-	-	(993,406)
Mid Cap Growth Equity II Fund, Class S	553,077	71,819	252,250	372,646	4,587,272	225	-	(1,299,960)
Mid-Cap Value Fund, Class S	895,266	308,345	407,925	795,686	6,588,281	62,563	-	(1,815,274)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	295,992	559,369	121,874	733,487	2,515,860	-	-	(592,643)
Oppenheimer Real Estate Fund, Class Y**	115,908	79,207	34,892	160,223	2,404,941	39,981	-	(180,692)
Overseas Fund, Class S	3,541,134	809,285	1,499,002	2,851,417	19,161,521	-	-	(9,021,973)
Short-Duration Bond Fund, Class S*	108,855	122,879	66,300	165,434	1,705,622	54,522	-	38,184
Small Cap Growth Equity Fund, Class S	191,508	32,745	128,888	95,365	1,347,512	-	-	(617,534)
Small Cap Value Equity Fund, Class S	459,984	105,501	188,571	376,914	2,792,932	25,748	-	(892,029)
Small Company Growth Fund, Class S	265,998	119,643	123,299	262,342	1,964,940	-	-	(527,057)
Small Company Value Fund, Class S	313,310	62,817	123,494	252,633	2,837,073	18,320	-	(740,012)
Strategic Bond Fund, Class S	-	46,014	9,376	36,638	336,341	27,503	-	9,933
Strategic Emerging Markets Fund Class S*	263,686	318,190	102,137	479,739	7,464,732	59,787	941,225	624,328
Value Fund, Class S*	143,371	18,838	84,032	78,177	998,326	21,090	-	(750,890)
					$172,139,091	$1,379,987	$953,965	$(54,869,275)
Destination Retirement 2050 Fund
Aggressive Growth Fund, Class S	119,855	81,080	68,494	132,441	$777,430	$-	$90	$(183,191)
Blue Chip Growth Fund, Class S	104,709	89,238	72,462	121,485	1,110,376	173	-	(147,527)
Capital Appreciation Fund, Class S*	35,566	29,378	17,619	47,325	461,895	1,120	-	(75,480)
Core Bond Fund, Class S*	8,306	9,049	7,413	9,942	108,074	3,682	-	(3,569)
Discovery Value Fund, Class S*	10,695	9,633	5,290	15,038	128,128	316	-	(18,161)
Diversified Bond Fund, Class S*	9,113	4,485	7,524	6,074	61,894	3,254	-	(6,270)
Diversified Growth Fund, Class S#	47,785	1,643	49,428	-	-	-	-	(114,796)

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Period	Purchases	Sales	Number of Shares Held, End of Period	Value, End of Period	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Destination Retirement 2050 Fund (Continued)
Diversified International Fund, Class S	108,894	81,754	67,150	123,498	$857,079	$7,816	$-	$(312,573)
Diversified Value Fund, Class S	69,082	88,823	42,741	115,164	930,525	15,915	-	(196,419)
Emerging Growth Fund, Class S	18,190	18,771	12,992	23,969	120,562	-	-	(28,547)
Enhanced Index Growth Fund, Class S*	97,929	83,645	55,067	126,507	1,031,034	11,026	-	(178,099)
Enhanced Index Value Fund, Class S*	77,668	68,717	38,958	107,427	953,952	18,658	-	(180,012)
Focused International Fund, Class S*	4,736	31,778	9,150	27,364	300,458	10,481	-	(8,598)
Focused Value Fund, Class S	20,403	17,020	11,863	25,560	372,920	-	-	(53,641)
Fundamental Value Fund, Class S	104,690	98,705	52,538	150,857	1,410,510	26	-	(185,413)
High Yield Fund, Class S*	12,486	11,271	5,227	18,530	156,021	11,581	-	(7,636)
Inflation-Protected and Income Fund, Class S*	10,012	7,598	8,340	9,270	95,295	476	-	(7,773)
International Bond Fund, Class S*	13,674	23,946	6,725	30,895	310,181	210	-	(4,028)
International Equity Fund, Class S*	58,460	34,931	38,634	54,757	696,510	6,321	949	(293,843)
Large Cap Growth Fund, Class S	-	85,690	14,288	71,402	569,070	1,239	-	11,938
Large Cap Value Fund, Class S	57,853	30,665	42,065	46,453	441,306	3,706	-	(211,528)
Main Street Small Cap Fund, Class S*	72,931	51,966	48,644	76,253	661,117	4,639	-	(135,980)
Mid Cap Growth Equity Fund, Class S	36,355	25,659	18,894	43,120	375,144	-	-	(67,415)
Mid Cap Growth Equity II Fund, Class S	33,114	22,026	17,959	37,181	457,694	22	-	(91,385)
Mid-Cap Value Fund, Class S	56,313	55,193	27,885	83,621	692,380	6,361	-	(73,536)
Oppenheimer Commodity Strategy Total Return Fund, Class Y**	9,224	80,912	12,741	77,395	265,464	-	-	(24,594)
Oppenheimer Real Estate Fund, Class Y**	4,256	10,435	2,814	11,877	178,274	2,492	-	(9,332)
Overseas Fund, Class S	212,226	200,956	120,943	292,239	1,963,846	-	-	(452,950)
Short-Duration Bond Fund, Class S*	6,302	7,739	4,724	9,317	96,054	2,954	-	(610)
Small Cap Growth Equity Fund, Class S	8,202	6,491	3,840	10,853	153,360	-	-	(17,804)
Small Cap Value Equity Fund, Class S	27,180	26,460	13,525	40,115	297,249	2,650	-	(39,228)
Small Company Growth Fund, Class S	28,074	24,983	13,405	39,652	296,993	-	-	(36,059)
Small Company Value Fund, Class S	17,715	18,069	9,144	26,640	299,167	1,850	-	(26,815)
Strategic Bond Fund, Class S	-	4,109	913	3,196	29,343	2,314	-	1,016
Strategic Emerging Markets Fund Class S*	9,751	40,438	8,737	41,452	644,989	5,042	79,381	56,883
Value Fund, Class S*	8,596	4,715	5,732	7,579	96,782	1,985	-	(38,874)
					$17,401,076	$126,309	$80,420	$(3,161,849)

*MassMutual Premier Fund.

**Fund advised by OppenheimerFunds, Inc.

#The Fund was dissolved effective May 7, 2009.

Notes to Financial Statements (Continued)

8. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2009 through March 1, 2010, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Funds' financial statements other than those disclosed below.

Effective January 11, 2010, Brandywine Global Investment Management, LLC and Loomis, Sayles & Company, L.P. replaced AllianceBernstein L.P. as co-subadvisers to the Diversified Value Fund.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund, and MassMutual Select Destination Retirement 2050 Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select Aggressive Growth Fund, MassMutual Select NASDAQ-100 Fund, MassMutual Select Focused Value Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Emerging Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund, and MassMutual Select Destination Retirement 2050 Fund (collectively the "Funds"), twenty-nine of the funds comprising the MassMutual Select Funds (the Trust), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm (Continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the above mentioned Funds of the Trust as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
March 1, 2010

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard W. Greene Age: 74	Chairman Trustee	Since 2005 Since 1996	Retired.	57	Chairman (since 2005), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard H. Ayers Age: 67	Trustee	Since 1996	Retired.	57	Director (since 2008), Celera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 61	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57	Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland Age: 70	Trustee	Since 1994	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57	Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 63	Trustee	Since 2003	Retired.	57	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 67	Trustee	Since 1996	Consultant (since 1999).	92***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan B. Sweeney Age: 57	Trustee	Since 2009	Senior Managing Director (since 2008), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	57	Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 64	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski^^^ Age: 54	Trustee	Since 2008	Executive Vice President (since 2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57	Trustee (since 2008), MML Series Investment Fund (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John E. Deitelbaum Age: 41	Vice President Secretary and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	87

Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since October 2008), MassMutual; Vice President, Fund Strategy & Due Diligence (June 2005-September 2008), Manager, Fund Analysis & Due Diligence/Senior Fund Analyst (January 1998-June 2005), ING US Financial Services; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	87

Andrew M. Goldberg Age: 43	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	87

Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	87

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer - Mutual Funds and Investment Advisory (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer - Mutual Funds (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	87

Eric H. Wietsma Age: 43	President Vice President	Since 2008 (2006- 2008)	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	87

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended December 31, 2009, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Strategic Bond Fund	0.32%
Strategic Balanced Fund	33.88%
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Mid-Cap Value Fund	100.00%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	100.00%
Destination Retirement 2030 Fund	32.59%
Destination Retirement 2050 Fund	37.64%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2009:

Qualified Dividend Income
Strategic Bond Fund	0.32%
Strategic Balanced Fund	54.78%
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
Large Cap Value Fund	100.00%
Indexed Equity Fund	100.00%
Blue Chip Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Mid-Cap Value Fund	100.00%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	100.00%
Diversified International Fund	100.00%
Destination Retirement 2030 Fund	41.96%
Destination Retirement 2050 Fund	51.66%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees' Approval of Investment Advisory Contracts

At a meeting held on August 11, 2009, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual or subadvisers (the "Independent Trustees"), approved the termination of the subadvisory agreement ("Prior Subadvisory Agreement") with SSgA Funds Management, Inc. ("SSgA FM") and the approval of new subadvisory agreements ("New Subadvisory Agreements") with Wellington Management Company, LLP ("Wellington Management") and Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") as co-subadvisers for the Small Cap Value Equity Fund. In all of their deliberations, the Trustees were advised by independent counsel.

After arriving at the decision to replace SSgA FM as subadviser of the Fund, the Trustees determined that it would be appropriate to implement a fundamental investment approach with an emphasis on a consistent return over time. After careful consideration, the Trustees determined that the combination of Wellington Management, a large, stable investment firm running a diversified strategy as the anchor, paired with Barrow Hanley, a higher conviction, more concentrated, mid-sized investment firm, would provide the best opportunity for the Fund.

In approving the New Subadvisory Agreements, the Trustees discussed with representatives of MassMutual and considered a wide range of information about, among other things: (i) each subadviser and its personnel with responsibilities for providing services to the Fund; (ii) the terms of each New Subadvisory Agreement; (iii) the scope and quality of services that each subadviser will provide under each New Subadvisory Agreement; (iv) the historical investment performance track record of each subadviser; (v) the fees payable to each subadviser by MassMutual and the effect of such fees on the profitability to MassMutual; and (vi) each subadviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to each subadviser.

Based on the foregoing, the Trustees concluded that: (i) overall, the Trustees were satisfied with the nature, extent and quality of services expected to be provided under each New Subadvisory Agreement; (ii) MassMutual's level of profitability from its relationship to the Fund was not excessive and that the subadvisory fee amount under each New Subadvisory Agreement was fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each subadviser would be well suited to the Fund given its investment objective and policies; and (iv) the terms of each New Subadvisory Agreement were fair and reasonable with respect to the Fund and were in the best interest of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve each New Subadvisory Agreement.

Other Information (Unaudited) (Continued)

Prior to the vote being taken to approve each New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Subadvisory Agreements took effect on October 5, 2009.

At their meeting on August 11, 2009, the Trustees, including the Independent Trustees, also approved an amended subadvisory agreement ("Amended Subadvisory Agreement") with Harris Associates L.P. ("Harris") with respect to the portion of the Overseas Fund managed by Harris. Under the Amended Subadvisory Agreement, the final breakpoint would be eliminated in the investment subadvisory fee schedule for the investment subadvisory fee paid to Harris.

In approving the Amended Subadvisory Agreement, the Trustees discussed with Management and considered the fees payable to Harris by MassMutual and the effect of such fees on the profitability to MassMutual. The Trustees concluded that MassMutual's level of profitability from its relationship to the Fund was not excessive and that the subadvisory fee amount under the Amended Subadvisory Agreement was fair and reasonable. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended Subadvisory Agreement.

Prior to the vote being taken to approve the Amended Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Amended Subadvisory Agreement took effect on August 11, 2009.

At a meeting held on November 10, 2009, the Trustees, including the Independent Trustees, approved the termination of the subadvisory agreement ("Prior Subadvisory Agreement") with AllianceBernstein L.P. ("AllianceBernstein") and the approval of new subadvisory agreements ("New Subadvisory Agreements") with Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Brandywine Global Investment Management, LLC ("Brandywine Global") as co-subadvisers for the Diversified Value Fund. In all of their deliberations, the Trustees were advised by independent counsel.

After arriving at the decision to replace AllianceBernstein as subadviser of the Fund, the Trustees determined that it would be appropriate to continue to maintain the "deeper" value orientation and diversification of the Fund, with the combination of two distinct investment strategies helping to maintain a consistent style. After careful consideration, the Trustees determined that the combination of Loomis Sayles and Brandywine Global would provide the best opportunity for the Fund.

In approving the New Subadvisory Agreements, the Trustees discussed with representatives of MassMutual and considered a wide range of information about, among other things: (i) each subadviser and its personnel with responsibilities for providing services to the Fund; (ii) the terms of each New Subadvisory Agreement; (iii) the scope and quality of services that each subadviser will provide under each New Subadvisory Agreement; (iv) the historical investment performance track record of each subadviser; (v) the fees payable to each subadviser by MassMutual and the effect of such fees on the

Other Information (Unaudited) (Continued)

profitability to MassMutual; and (vi) each subadviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to each subadviser.

Based on the foregoing, the Trustees concluded that: (i) overall, the Trustees were satisfied with the nature, extent and quality of services expected to be provided under each New Subadvisory Agreement; (ii) MassMutual's level of profitability from its relationship to the Fund was not excessive and that the subadvisory fee amount under each New Subadvisory Agreement was fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each subadviser would be well suited to the Fund given its investment objective and policies; and (iv) the terms of each New Subadvisory Agreement were fair and reasonable with respect to the Fund and were in the best interest of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve each New Subadvisory Agreement.

Prior to the vote being taken to approve the New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Subadvisory Agreements took effect on January 11, 2010.

At their meeting on November 10, 2009, the Trustees, including the Independent Trustees, also approved a new subadvisory agreement ("New Subadvisory Agreement") with Delaware Management Company ("DMC"), with respect to the portion of the Aggressive Growth Fund managed by DMC. Because of the sale of DMC's parent company, Delaware Management Holdings, Inc. to Macquarie Bank Limited, and the resulting change in control of DMC, the Board was asked to terminate the current subadvisory agreement for the Aggressive Growth Fund with DMC, and to approve a New Subadvisory Agreement with substantially identical terms with DMC. It was noted that the proposed change would not result in any change to the subadvisory fee or in any material change to the investment style, philosophy or strategy for the Fund or in the personnel managing the Fund.

In approving the New Subadvisory Agreement, the Trustees discussed with representatives of MassMutual and considered a wide range of information about, among other things: (i) the subadviser and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that the subadviser will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of the subadviser; (v) the fees payable to the subadviser by MassMutual and the effect of such fees on the profitability to MassMutual; and (vi) the subadviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the subadviser.

Based on the foregoing, the Trustees concluded that: (i) overall, the Trustees were satisfied with the nature, extent and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MassMutual's level of profitability from its relationship to the Fund was not excessive and that the subadvisory fee amount under the New Subadvisory Agreement was fair and reasonable; (iii) the investment processes, research capabilities and philosophies of the subadviser would be well suited to the Fund given its investment objective and policies; and (iv) the terms of the New Subadvisory Agreement were fair and reasonable with respect to the Fund and were in the best interest of the Fund's

Other Information (Unaudited) (Continued)

shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. In their deliberations with respect to this matter, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matter in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Board, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The New Subadvisory Agreement took effect on January 4, 2010.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2009

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2009:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class A	$1,000	1.10%	$1,097.30	$5.81	$1,019.70	$5.60
Class L	1,000	0.86%	1,099.20	4.55	1,020.90	4.38
Class Y	1,000	0.70%	1,100.00	3.71	1,021.70	3.57
Class S	1,000	0.65%	1,100.40	3.44	1,021.90	3.31
Class N	1,000	1.41%	1,095.90	7.45	1,018.10	7.17
Strategic Balanced Fund
Class A	$1,000	1.36%	$1,183.80	$7.49	$1,018.30	$6.92
Class L	1,000	1.11%	1,186.20	6.12	1,019.60	5.65
Class Y	1,000	0.96%	1,187.90	5.29	1,020.40	4.89
Class S	1,000	0.91%	1,188.20	5.02	1,020.60	4.63
Class N	1,000	1.66%	1,183.10	9.13	1,016.80	8.44

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Value Fund
Class A	$1,000	1.10%	$1,229.90	$6.18	$1,019.70	$5.60
Class L	1,000	0.81%	1,232.70	4.56	1,021.10	4.13
Class Y	1,000	0.70%	1,231.60	3.94	1,021.70	3.57
Class S	1,000	0.60%	1,233.40	3.38	1,022.20	3.06
Class N	1,000	1.41%	1,226.50	7.91	1,018.10	7.17
Fundamental Value Fund
Class A	$1,000	1.24%	$1,203.20	$6.89	$1,019.00	$6.31
Class L	1,000	0.99%	1,206.00	5.50	1,020.20	5.04
Class Y	1,000	0.84%	1,207.00	4.67	1,021.00	4.28
Class S	1,000	0.80%	1,206.50	4.45	1,021.20	4.08
Class N	1,000	1.54%	1,202.90	8.55	1,017.40	7.83
Value Equity Fund
Class A	$1,000	1.41%	$1,218.50	$7.88	$1,018.10	$7.17
Class L	1,000	1.16%	1,222.20	6.50	1,019.40	5.90
Class Y	1,000	1.01%	1,220.60	5.65	1,020.10	5.14
Class S	1,000	0.96%	1,221.40	5.38	1,020.40	4.89
Class N	1,000	1.71%	1,216.70	9.55	1,016.60	8.69
Large Cap Value Fund
Class A	$1,000	1.27%	$1,244.70	$7.19	$1,018.80	$6.46
Class L	1,000	1.02%	1,246.10	5.77	1,020.10	5.19
Class Y	1,000	0.87%	1,247.20	4.93	1,020.80	4.43
Class S	1,000	0.78%	1,246.40	4.42	1,021.30	3.97
Class N	1,000	1.57%	1,241.50	8.87	1,017.30	7.98
Indexed Equity Fund
Class A	$1,000	0.66%	$1,222.60	$3.70	$1,021.90	$3.36
Class L	1,000	0.41%	1,222.30	2.30	1,023.10	2.09
Class Y	1,000	0.46%	1,223.30	2.58	1,022.90	2.35
Class S	1,000	0.43%	1,223.40	2.41	1,023.00	2.19
Class N	1,000	0.96%	1,220.10	5.37	1,020.40	4.89
Class Z	1,000	0.22%	1,224.80	1.23	1,024.10	1.12
Core Opportunities Fund
Class A	$1,000	1.40%	$1,199.70	$7.76	$1,018.10	$7.12
Class L	1,000	1.15%	1,200.90	6.38	1,019.40	5.85
Class Y	1,000	1.00%	1,202.00	5.55	1,020.20	5.09
Class S	1,000	0.90%	1,202.60	5.00	1,020.70	4.58
Class N	1,000	1.69%	1,198.60	9.37	1,016.70	8.59
Blue Chip Growth Fund
Class A	$1,000	1.19%	$1,223.50	$6.67	$1,019.20	$6.06
Class L	1,000	0.98%	1,223.90	5.49	1,020.30	4.99
Class Y	1,000	0.82%	1,226.00	4.60	1,021.10	4.18
Class S	1,000	0.76%	1,225.40	4.26	1,021.40	3.87
Class N	1,000	1.51%	1,222.60	8.46	1,017.60	7.68

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Large Cap Growth Fund
Class A	$1,000	1.36%	$1,202.50	$7.55	$1,018.30	$6.92
Class L	1,000	1.13%	1,202.70	6.27	1,019.50	5.75
Class Y	1,000	0.96%	1,203.80	5.33	1,020.40	4.89
Class S	1,000	0.93%	1,204.90	5.17	1,020.50	4.74
Class N	1,000	1.71%	1,201.20	9.49	1,016.60	8.69
Aggressive Growth Fund
Class A	$1,000	1.37%	$1,288.20	$7.90	$1,018.30	$6.97
Class L	1,000	1.12%	1,290.70	6.47	1,019.60	5.70
Class Y	1,000	0.97%	1,288.40	5.59	1,020.30	4.94
Class S	1,000	0.87%	1,290.30	5.02	1,020.80	4.43
Class N	1,000	1.67%	1,284.60	9.62	1,016.80	8.49
NASDAQ-100 Fund
Class A	$1,000	1.18%	$1,257.60	$6.71	$1,019.30	$6.01
Class L	1,000	0.93%	1,260.20	5.30	1,020.50	4.74
Class Y	1,000	0.78%	1,260.10	4.44	1,021.30	3.97
Class S	1,000	0.69%	1,259.90	3.93	1,021.70	3.52
Class N	1,000	1.48%	1,255.00	8.41	1,017.70	7.53
Focused Value Fund
Class A	$1,000	1.31%	$1,336.50	$7.71	$1,018.60	$6.67
Class L	1,000	1.06%	1,339.30	6.25	1,019.90	5.40
Class Y	1,000	0.91%	1,339.80	5.37	1,020.60	4.63
Class S	1,000	0.81%	1,341.00	4.78	1,021.10	4.13
Class N	1,000	1.61%	1,334.30	9.47	1,017.10	8.19
Mid-Cap Value Fund
Class A	$1,000	1.34%	$1,249.30	$7.60	$1,018.50	$6.82
Class L	1,000	1.09%	1,252.30	6.19	1,019.70	5.55
Class Y	1,000	0.95%	1,250.80	5.39	1,020.40	4.84
Class S	1,000	0.84%	1,253.50	4.77	1,021.00	4.28
Class N	1,000	1.64%	1,247.90	9.29	1,016.90	8.34
Small Cap Value Equity Fund
Class A	$1,000	1.39%	$1,302.40	$8.07	$1,018.20	$7.07
Class L	1,000	1.14%	1,305.40	6.62	1,019.50	5.80
Class Y	1,000	0.99%	1,304.70	5.75	1,020.20	5.04
Class S	1,000	0.89%	1,307.80	5.18	1,020.70	4.53
Class N	1,000	1.69%	1,301.20	9.80	1,016.70	8.59
Small Company Value Fund
Class A	$1,000	1.50%	$1,260.30	$8.55	$1,017.60	$7.63
Class L	1,000	1.25%	1,261.60	7.13	1,018.90	6.36
Class Y	1,000	1.10%	1,262.30	6.27	1,019.70	5.60
Class S	1,000	1.06%	1,261.70	6.04	1,019.90	5.40
Class N	1,000	1.80%	1,257.50	10.24	1,016.10	9.15

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Mid Cap Growth Equity Fund
Class A	$1,000	1.37%	$1,289.50	$7.91	$1,018.30	$6.97
Class L	1,000	1.12%	1,292.00	6.47	1,019.60	5.70
Class Y	1,000	0.97%	1,292.50	5.61	1,020.30	4.94
Class S	1,000	0.90%	1,292.70	5.20	1,020.70	4.58
Class N	1,000	1.67%	1,287.50	9.63	1,016.80	8.49
Mid Cap Growth Equity II Fund
Class A	$1,000	1.36%	$1,246.30	$7.70	$1,018.30	$6.92
Class L	1,000	1.11%	1,246.60	6.29	1,019.60	5.65
Class Y	1,000	0.96%	1,249.50	5.44	1,020.40	4.89
Class S	1,000	0.87%	1,248.50	4.93	1,020.80	4.43
Class N	1,000	1.66%	1,244.30	9.39	1,016.80	8.44
Small Cap Growth Equity Fund
Class A	$1,000	1.52%	$1,233.20	$8.56	$1,017.50	$7.73
Class L	1,000	1.27%	1,234.70	7.15	1,018.80	6.46
Class Y	1,000	1.12%	1,235.80	6.31	1,019.60	5.70
Class S	1,000	0.98%	1,236.20	5.52	1,020.30	4.99
Class N	1,000	1.82%	1,231.40	10.24	1,016.00	9.25
Small Company Growth Fund
Class A	$1,000	1.61%	$1,234.60	$9.07	$1,017.10	$8.19
Class L	1,000	1.36%	1,236.20	7.67	1,018.30	6.92
Class Y	1,000	1.21%	1,235.10	6.82	1,019.10	6.16
Class S	1,000	1.17%	1,236.00	6.59	1,019.30	5.95
Class N	1,000	1.91%	1,232.90	10.75	1,015.60	9.70
Emerging Growth Fund
Class A	$1,000	1.53%	$1,171.10	$8.37	$1,017.50	$7.78
Class L	1,000	1.28%	1,172.20	7.01	1,018.80	6.51
Class Y	1,000	1.13%	1,171.40	6.18	1,019.50	5.75
Class S	1,000	1.03%	1,172.50	5.64	1,020.00	5.24
Diversified International Fund
Class A	$1,000	1.42%	$1,256.40	$8.08	$1,018.00	$7.22
Class L	1,000	1.17%	1,265.50	6.68	1,019.30	5.95
Class Y	1,000	1.09%	1,264.10	6.22	1,019.70	5.55
Class S	1,000	0.99%	1,264.80	5.65	1,020.20	5.04
Class N	1,000	1.72%	1,261.90	9.81	1,016.50	8.74
Overseas Fund
Class A	$1,000	1.52%	$1,278.50	$8.73	$1,017.50	$7.73
Class L	1,000	1.27%	1,278.30	7.29	1,018.80	6.46
Class Y	1,000	1.22%	1,279.20	7.01	1,019.10	6.21
Class S	1,000	1.17%	1,280.00	6.72	1,019.30	5.95
Class N	1,000	1.82%	1,275.60	10.44	1,016.00	9.25

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Destination Retirement Income Fund
Class A	$1,000	0.52%	$1,120.00	$2.78	$1,022.60	$2.65
Class L	1,000	0.27%	1,121.70	1.44	1,023.80	1.38
Class Y	1,000	0.17%	1,121.50	0.91	1,024.30	0.87
Class S	1,000	0.15%	1,121.70	0.80	1,024.40	0.77
Class N	1,000	0.82%	1,118.40	4.38	1,021.10	4.18
Destination Retirement 2010 Fund
Class A	$1,000	0.54%	$1,159.10	$2.94	$1,022.50	$2.75
Class L	1,000	0.29%	1,160.80	1.58	1,023.70	1.48
Class Y	1,000	0.19%	1,160.60	1.03	1,024.20	0.97
Class S	1,000	0.14%	1,161.90	0.76	1,024.50	0.71
Class N	1,000	0.84%	1,157.60	4.57	1,021.00	4.28
Destination Retirement 2020 Fund
Class A	$1,000	0.51%	$1,204.20	$2.83	$1,022.60	$2.60
Class L	1,000	0.26%	1,205.50	1.45	1,023.90	1.33
Class Y	1,000	0.16%	1,205.80	0.89	1,024.40	0.82
Class S	1,000	0.11%	1,205.50	0.61	1,024.70	0.56
Class N	1,000	0.81%	1,201.70	4.50	1,021.10	4.13
Destination Retirement 2030 Fund
Class A	$1,000	0.52%	$1,222.20	$2.91	$1,022.60	$2.65
Class L	1,000	0.27%	1,224.90	1.51	1,023.80	1.38
Class Y	1,000	0.17%	1,225.20	0.95	1,024.30	0.87
Class S	1,000	0.12%	1,226.30	0.67	1,024.60	0.61
Class N	1,000	0.82%	1,222.20	4.59	1,021.10	4.18
Destination Retirement 2040 Fund
Class A	$1,000	0.52%	$1,231.30	$2.92	$1,022.60	$2.65
Class L	1,000	0.27%	1,232.50	1.52	1,023.80	1.38
Class Y	1,000	0.17%	1,232.50	0.96	1,024.30	0.87
Class S	1,000	0.12%	1,232.20	0.68	1,024.60	0.61
Class N	1,000	0.82%	1,227.80	4.60	1,021.10	4.18
Destination Retirement 2050 Fund
Class A	$1,000	0.50%	$1,234.70	$2.82	$1,022.70	$2.55
Class L	1,000	0.25%	1,235.40	1.41	1,023.90	1.28
Class Y	1,000	0.15%	1,236.20	0.85	1,024.40	0.77
Class S	1,000	0.10%	1,236.70	0.56	1,024.70	0.51
Class N	1,000	0.80%	1,232.70	4.50	1,021.20	4.08

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2009, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

March 1, 2010

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

MassMutual
FINANCIAL GROUP®

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.

L4543 110
C:05477-04

MassMutual Select Global Allocation Fund

Annual Report

December 31, 2009

MassMutual FINANCIAL GROUP®

We'll help you get there.®

Table of Contents

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Report	6
Portfolio of Investments	10
Statement of Assets and Liabilities	24
Statement of Operations	26
Statement of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	51
Trustees and Officers (Unaudited)	52
Other Information (Unaudited)
Proxy Voting	56
Quarterly Reporting	56
Trustees' Approval of Investment Advisory Contracts	56
Fund Expenses	58

This material must be preceded or accompanied by a current prospectus for the MassMutual Select Global Allocation Fund. Investors should consider the Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Global Allocation Fund – President's Letter to Shareholders

 To Our Shareholders

Eric Wietsma

"The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy."

December 31, 2009

Continued market improvements buoy retirement investors' spirits

I am pleased to present you with the MassMutual Select Global Allocation Fund Annual Report, covering the period ended December 31, 2009. The Fund began operations on December 1, 2009, so that time period is reflected in the Portfolio Management Report section pertaining to the Fund. While deteriorating market conditions continued to challenge investors into the first quarter of 2009 after a difficult 2008, most of 2009 brought a resurgence to equity markets throughout the world and proved once again that market conditions are truly cyclical. The economic climate began to recover during this time frame, resulting in a similar uptick in investor sentiment — although significant progress on a number of fronts still needs to occur.

In MassMutual's view, this improving market environment underscores the importance for you to focus on a long-term investment strategy designed to suit your investment time horizon and your tolerance for risk. Now may be an excellent time to consult with your financial professional to assess your overall retirement plan. Together, you can determine if any adjustments should be made to your overall portfolio or your contribution levels to help you reach your long-term financial goals.

Time-tested suggestions for retirement investors

Regardless of current market conditions, when devising your retirement planning strategy, it may help you to keep the following in mind:

  Retirement investing is a long-term proposition. If you're like most retirement investors, you won't be looking to liquidate your retirement funds in 2010. Even if you do begin to withdraw money this year, the majority of your assets will likely remain invested for many years to come. It's important to keep in mind that you're in it for the long term, even if retirement is approaching. Whenever short-term changes in the markets give you pause, try to remember that markets can and do suffer downturns, but have tended to regain value over time.
  Continue to invest. Making investments at regular intervals, regardless of market conditions, can help you to take advantage of market swings by buying more shares/units when prices are down, and fewer shares/units when prices are up.*
  Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that often behave differently, depending upon the economic and market environment. These broad asset classes include an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). When determining the asset allocation for your retirement portfolio, remember that financial professionals often advise their clients to select a wide range of investments from different asset classes. We believe it is important to keep your tolerance for risk in mind when making your selections. Be sure to monitor your asset allocation regularly to ensure that it remains in line with your long-term financial goals and investment time horizon.*

* Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select Global Allocation Fund – President's Letter to Shareholders (Continued)

You're in it for the long term

While short-term changes in the markets or day-to-day events can be unsettling, MassMutual continually focuses on the long term and encourages investors to do the same. That's one reason why we believe doing business with MassMutual is the sign of a good decision.

The improvement in the investing environment over the past 10 months has shown us that changing market conditions have the potential to reward patient investors. In MassMutual's view, it's your long-term investment objectives that matter most. So be sure to look to your long-term goals whenever you consider making any changes to your account or your retirement planning strategy.

Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma
President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select Global Allocation Fund – Economic and Market Review

December 31, 2009

Worldwide financial market conditions begin to improve after a rough start to the year

The year ended December 31, 2009 marked a time of transition for investment markets worldwide. As 2009 began, U.S. markets had already been battered for months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news in the economy and financial markets was hard to come by, and the environment mainly continued on its downward spiral until March 2009, when stocks worldwide kicked off a rally that ultimately drove most broad stock and bond indexes to one-year gains by the end of December.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed late in 2008, began to recover during the third quarter of 2009. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and struggling consumer confidence levels — continued to be a concern, a resurgence in equity markets seemed to point, for many, to an economy that was potentially on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended December 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial AverageSM (the "Dow"), a measure of blue-chip stock performance, advanced 18.82%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 26.46%. Another winner in the equities category was the technology-heavy NASDAQ Composite® Index ("NASDAQ"), with its impressive 43.89% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International ("MSCI®") Europe, Australasia, Far East ("EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 31.78%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 78.51% for the year ended December 31, 2009.

Investments in the fixed-income markets tended to trail their equity counterparts in 2009. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.93%. Treasury bills advanced slightly, gaining just 0.20% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High-Yield Bond Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned 58.21% for the year. Trailing the group was the small-by-comparison 1.41% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

First quarter of 2009: the tide begins to turn

As 2009 began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending, and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit, and ongoing struggles of companies of all sizes in

*Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual Select Global Allocation Fund – Economic and Market Review (Continued)

a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the "Fed") announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was remarkable, as periods of decline in this environment were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators (LEI), rose by 1.2% in May, following a revised 1.1% increase in April. The two months of increases represented the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital U.S. Corporate High-Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

4

MassMutual Select Global Allocation Fund – Economic and Market Review (Continued)

Fourth quarter of 2009 sees continued stock market gains; international concerns

U.S. stocks climbed higher in the final quarter of 2009, amid a growing consensus that the economy had begun to recover. (Held in check partly by a U.S. dollar rally in December, foreign stocks in developed markets lagged their domestic counterparts.) Reinforcing this belief was solid growth in third-quarter GDP (gross domestic product), which reflects the total value of goods and services produced in the United States. That said, the GDP estimate was revised to a lower level twice as the quarter progressed, from 3.5% to 2.8%, and finally to 2.2%. These revisions and some disappointing news on the housing market that surfaced later in the quarter may have helped slow the market's momentum from mid-November through the end of 2009. Elsewhere, bond market returns were generally subdued. The growing conviction that the U.S. economy was in the early stages of a recovery, fears of an eventual rebound in inflation, and an ample supply of securities — courtesy of auctions held by the U.S. Treasury to finance the federal government's deficit — converged to push Treasury bond yields higher and prices lower.

One note of great concern for financial markets worldwide occurred near the end of November, when Dubai World, a government-owned conglomerate and Dubai's largest corporate entity, threatened to delay, by six months, debt repayments in the amount of $26 billion. Ultimately, by the close of the month, Dubai World announced the restructuring of that debt — generally easing a great deal of international tension, although concerns remained as the year came to a close (and the restructuring process was still underway).

As 2009 came to a close, it remained to be seen whether or not the economic growth that was evident in the latter part of the year would pave the way for similar growth in 2010. Concerns lingered over both the future spending ability of the U.S. consumer — who still appeared to be primarily concerned with paying down debt and stockpiling cash — and the state of the housing market, which had begun to show signs of bottoming at the end of 2009. On the other hand, consumer confidence, as measured by the Conference Board Consumer Confidence Index, saw an uptick in both November and December 2009, leading some to enter 2010 with restrained optimism regarding the near-term prospects for the U.S. economy.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/10 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Select Global Allocation Fund – Portfolio Manager Report

What is the investment objective of MassMutual Select Global Allocation Fund, and who is the Fund's subadviser?
The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world. Generally, the Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers. The Fund may invest in companies of any kind or of any quality, and may invest in commodities and use derivatives. The Fund's subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform since its inception on December 1, 2009?
The Fund's Class S shares returned -0.96%, underperforming the 2.04%* return of the Financial Times Stock Exchange (FTSE) World Index (the "benchmark"); a broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States; the 1.93%* return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; and the 2.08%* return of the Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities, an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. Conversely, the Fund's -0.96% return outperformed the -2.71%* return of the Merrill Lynch Treasury Index GAO, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the -5.75%* return of the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S.

* For the reporting period from December 1-December 31, 2009.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2009, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund's performance
For the one-month period since the Fund's inception, there were certain factors that detracted from the Fund's performance. These included the Fund's underweight equity exposure relative to the benchmark and stock selection in both the United States and the United Kingdom. Overweight exposure to stocks in Japan and India also hampered the Fund's progress. On a sector basis, an underweight position and less-than-favorable stock selection in consumer discretionary — in addition to stock selection in the materials and telecommunication services sectors — detracted from the Fund's return.

Conversely, the Fund benefited from its overweight equity exposure and stock selection in Brazil and Hong Kong, coupled with an overweight equity exposure in Russia and underweight allocations to Italy, France, Greece, and Spain. On a sector basis, the Fund benefited from stock selection and underweight positions in the financials and industrials sectors, stock selection in the consumer staples sector, and an overweight stake in the health care sector. The Fund's overweight allocations to U.S. Treasury Inflation-Protected Securities ("TIPS") and convertible bonds were additive to performance.

Subadviser outlook
From a geographic perspective, we favor developing economies with current account surpluses, sizable reserves, and high savings rates. With respect to sectors, we favor energy and materials, given the upward movement in commodity prices that is likely to accompany growth in the developing world. Additionally, we favor the health care and telecommunications sectors in developed markets where dividend yields exceed U.S. government bond yields by 2% to 3%. In the fixed-income market, our view is that the convertible and corporate bond arenas provide further market upside potential should investor risk appetite remain healthy — while also helping to limit our downside risk (relative to the broader equity markets) in the event of a market setback.

Given the possibility for higher interest rates in 2010, we continue to view cash as a way to help mitigate the interest rate risk of the portfolio. We started the year with a slightly overweight position in the U.S. dollar ("USD"), which includes our approximate 5% weighting in gold-related securities (which should effectively be removed from the USD weighting given gold's inverse correlation to the currency). Additionally, as we moved into 2010, the portfolio held underweight positions in the British pound, euro, Japanese yen, and Swiss franc. Our belief is that these regions share unattractive economic risks,

6

MassMutual Select Global Allocation Fund – Portfolio Manager Report (Continued)

including high levels of sovereign debt, unusually high budget deficits, lack of job creation (which can tend to keep central banks on hold), and weak recovery prospects. As a result, the Fund maintained an overweight position at the start of the year in a number of emerging market Asian currencies, including the Hong Kong dollar, Singapore dollar, Malaysian ringgit, Indian rupee, Taiwan dollar, and South Korean won. Finally, the portfolio began the year with overweight stakes in a number of "commodity currencies," including the Brazilian real and the Canadian dollar.

MassMutual Select Global Allocation Fund Largest Holdings (% of Net Assets) on 12/31/09 (Unaudited)
Market Vectors - Gold Miners ETF	1.4%
BlackRock Liquidity Funds TempFund Portfolio	1.1%
U.S. Treasury Inflation Index 2.000% 1/15/16	1.1%
U.S. Treasury Note 2.375% 12/31/14	1.1%
Republic of Brazil 10.000% 1/01/17	1.0%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	1.0%
U.S. Treasury Inflation Index 2.500% 7/15/16	1.0%
Microsoft Corp.	0.9%
Advanced Micro Devices, Inc. 6.000% 5/01/15	0.8%
Bristol-Myers Squibb Co.	0.8%
10.2%

MassMutual Select Global Allocation Fund Asset Allocation (% of Net Assets) on 12/31/09 (Unaudited)
Equities	52.2%
Bonds & Notes	28.7%
Mutual Funds	3.6%
Warrants	0.0%
Rights	0.0%
Options	0.2%
Total Long-Term Investments	84.7%
Short-Term Investments, Securities Sold Short and Other Assets and Liabilities	15.3%
Net Assets	100.0%

7

MassMutual Select Global Allocation Fund – Portfolio Manager Report (Continued)

MassMutual Select Global Allocation Fund Country Weightings (% of Net Assets) on 12/31/09 (Unaudited)
United States	44.3%
Japan	7.7%
Germany	3.6%
Brazil	3.3%
United Kingdom	3.3%
Canada	3.3%
Cayman Islands	2.0%
Singapore	1.7%
Hong Kong	1.2%
India	1.2%
Malaysia	1.2%
Switzerland	1.2%
Bermuda	1.0%
Republic of Korea	1.0%
Russia	0.9%
Luxembourg	0.9%
Taiwan	0.8%
Australia	0.8%
France	0.8%
Netherlands	0.7%
China	0.7%
Ireland	0.4%
Kazakhstan	0.2%
Turkey	0.2%
Netherlands Antilles	0.2%
Mexico	0.2%
Israel	0.2%
Thailand	0.2%
Poland	0.2%
Spain	0.2%
Panama	0.1%
Indonesia	0.1%
Belgium	0.1%
Norway	0.1%
Egypt	0.1%
South Africa	0.1%
Chile	0.1%
British Virgin Islands	0.1%
Italy	0.1%
New Zealand	0.1%
Sweden	0.1%
Finland	0.0%
Trinidad and Tobago	0.0%
Austria	0.0%
Ukraine	0.0%
Cyprus	0.0%
Philippines	0.0%
Total Long-Term Investments	84.7%
Short-Term Investments, Securities Sold Short and Other Assets and Liabilities	15.3%
Net Assets	100.0%

8

MassMutual Select Global Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Global Allocation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the FTSE World Index, the S&P 500 Index, the FTSE World Index (ex-U.S.) Equities, the Merrill Lynch Treasury Index GAO and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN
Since Inception 12/1/09 - 12/31/09
Class S	-0.96%
Class A	-1.00%
Class A (sales load deducted)*	-6.69%
Class Y	-0.97%
Class L	-0.98%
FTSE World Index#	2.04%
S&P 500 Index	1.93%
FTSE World Index (ex-U.S.) Equities	2.08%
Merrill Lynch Treasury Index GAO	-2.71%
Citigroup Non-USD World Government Bond Index	-5.75%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the S&P 500 Index, the FTSE World Index (ex-U.S.) Equities, the Merrill Lynch Treasury Index GAO and the Citigroup Non-USD World Government Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

9

MassMutual Select Global Allocation Fund – Portfolio of Investments

December 31, 2009

	Number of Shares	Value
EQUITIES – 52.2%
COMMON STOCK – 51.2%
Aerospace & Defense – 0.7%
The Boeing Co.	22,150	$1,198,979
General Dynamics Corp.	1,200	81,804
Goodrich Corp.	400	25,700
L-3 Communications Holdings, Inc.	100	8,695
Lockheed Martin Corp.	5,800	437,030
Northrop Grumman Corp.	5,125	286,231
Spirit AeroSystems Holdings, Inc. Class A (a)	35,100	697,086
Thales SA	3,500	179,341
United Technologies Corp.	2,900	201,289
		3,116,155
Agriculture – 0.9%
Altria Group, Inc.	24,500	480,935
Archer-Daniels-Midland Co.	600	18,786
British American Tobacco Malaysia	14,700	183,310
British American Tobacco PLC	8,900	288,927
Bunge Ltd.	2,200	140,426
Chaoda Modern Agriculture Holdings Ltd.	900,600	957,897
IOI Corp.	242,900	387,925
KT&G Corp. (a)	8,700	480,736
Lorillard, Inc.	2,900	232,667
Philip Morris International, Inc.	15,300	737,307
Reynolds American, Inc.	300	15,891
SLC Agricola SA	38,300	357,791
		4,282,598
Apparel – 0.0%
Unifi, Inc. (a)	21,200	82,256
Auto Manufacturers – 0.6%
Bayerische Motoren Werke AG	1,800	81,822
Daihatsu Motor Co. Ltd.	18,800	187,189
Denway Motors Ltd.	237,000	149,765
Fuji Heavy Industries Ltd. (a)	68,500	332,590
Honda Motor Co. Ltd.	16,600	561,552
Suzuki Motor Corp.	41,200	1,012,161
Toyota Motor Corp.	12,200	512,841
		2,837,920
Automotive & Parts – 0.2%
Cheng Shin Rubber Industry Co. Ltd.	32,000	73,109
Futaba Industrial Co. Ltd. (a)	23,400	196,110
Sumitomo Electric Industries Ltd.	10,100	125,247
Toyota Industries Corp.	22,200	659,437
WABCO Holdings, Inc.	100	2,579
		1,056,482
Banks – 3.1%
Banco Santander Chile Sponsored ADR (Chile)	2,300	148,994
Bank of America Corp.	111,700	1,682,202
The Bank of Kyoto Ltd.	28,800	232,529
Bank of New York Mellon Corp.	52,000	1,454,440
Comerica, Inc.	1,100	32,527
DBS Group Holdings Ltd.	20,000	217,628
HSBC Holdings PLC	113,400	1,295,079
HSBC Holdings PLC	31,200	355,168
Intesa Sanpaolo (a)	47,700	213,704
Lloyds Banking Group PLC (a)	495,000	397,666
Mitsubishi UFJ Financial Group, Inc.	115,000	563,334
Northern Trust Corp.	18,900	990,360
Oversea-Chinese Banking Corp. Ltd.	96,900	624,246
Sberbank of Russian Federation	341,500	955,093
Siam Commercial Bank PCL	163,600	426,206
Standard Chartered PLC	6,000	150,362
State Street Corp.	15,100	657,454
Turkiye Garanti Bankasi AS	112,500	477,063
U.S. Bancorp	42,800	963,428
United Overseas Bank Ltd.	10,000	139,274
Wells Fargo & Co.	100,200	2,704,398
		14,681,155
Beverages – 0.8%
China Huiyuan Juice Group Ltd.	59,000	41,815
Coca-Cola Central Japan Co. Ltd.	7,500	93,370
The Coca-Cola Co.	7,300	416,100
Coca-Cola West Co. Ltd.	23,700	417,000
Constellation Brands, Inc. Class A (a)	5,300	84,429
Diageo PLC Sponsored ADR (United Kingdom)	17,400	1,207,734
Dr. Pepper Snapple Group, Inc.	5,200	147,160
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	3,500	167,580
Fraser and Neave Ltd.	113,700	338,140
Hokkaido Coca-Cola Bottling Co. Ltd.	6,700	32,874
Kirin Holdings Co. Ltd.	43,200	689,034
Mikuni Coca-Cola Bottling Co. Ltd.	18,100	140,956
PepsiAmericas, Inc.	2,200	64,372
		3,840,564
Biotechnology – 0.4%
Amgen, Inc. (a)	12,100	684,497
Biogen Idec, Inc. (a)	700	37,450
Biosante Pharmaceuticals, Inc. (a)	1,600	2,320
CSL Ltd.	14,900	433,206
Daikin Industries Ltd.	1,800	70,284
Genzyme Corp. (a)	12,600	617,526
Life Technologies Corp. (a)	4,600	240,258
		2,085,541
Building Materials – 0.1%
Rinnai Corp.	3,600	173,225
Taiwan Cement Corp.	316,000	334,228
		507,453
Chemicals – 1.5%
Agrium, Inc.	600	36,900
Bayer AG Sponsored ADR (Germany)	200	15,960

The accompanying notes are an integral part of the financial statements.

10

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CF Industries Holdings, Inc.	2,900	$263,262
China BlueChemical Ltd.	235,300	143,577
The Dow Chemical Co.	28,000	773,640
Eastman Chemical Co.	600	36,144
EI du Ponte de Nemours & Co.	19,400	653,198
FMC Corp.	15,500	864,280
Hitachi Chemical Co. Ltd.	16,900	340,357
The Lubrizol Corp.	500	36,475
Potash Corporation of Saskatchewan, Inc.	2,200	238,700
PPG Industries, Inc.	600	35,124
Praxair, Inc.	2,100	168,651
Samsung Fine Chemicals Co. Ltd. (a)	6,200	249,619
Shin-Etsu Chemical Co. Ltd.	21,600	1,218,084
Sociedad Quimica y Minera de Chile SA Sponsored ADR (Chile)	5,500	206,635
Sumitomo Chemical Co. Ltd.	311,400	1,359,811
Ube Industries Ltd/Japan	114,400	313,391
Uralkali GDR (Russia) (a)	1,100	23,100
		6,976,908
Coal – 0.8%
Alliance Resource Partners LP	5,200	225,524
Bumi Resources Tbk PT	1,213,400	313,321
China Shenhua Energy Co. Ltd.	174,100	841,702
CONSOL Energy, Inc.	38,600	1,922,280
Kuzbassrazrezugol (a)	632,300	240,274
Yanzhou Coal Mining Co. Ltd. Class H	4	9
		3,543,110
Commercial Services – 0.4%
Donnelley (R.R.) & Sons Co.	1,500	33,405
Global Payments, Inc.	700	37,702
Hewitt Associates, Inc. Class A (a)	900	38,034
HSBC Holdings PLC Sponsored ADR (United Kingdom)	5,400	308,286
Jiangsu Expressway Co. Ltd.	42,500	37,807
Manpower, Inc.	100	5,458
McKesson Corp.	5,900	368,750
PLUS Expressways	409,181	389,483
Total System Services, Inc.	3,200	55,264
Transurban Group	18,400	91,094
Western Union Co.	9,200	173,420
Xiamen International Port Co. Ltd.	470,700	83,819
		1,622,522
Computers – 1.8%
Accenture PLC Class A	800	33,200
Apple, Inc. (a)	5,200	1,096,472
Asustek Computer	98,000	188,095
Cognizant Technology Solutions Corp. Class A (a)	2,900	131,370
Compal Electronics, Inc.	69,000	94,864
Computer Sciences Corp. (a)	2,500	143,825
Dell, Inc. (a)	31,300	449,468
EMC Corp. (a)	32,800	573,016
Fujitsu	17,400	111,953
Hewlett-Packard Co.	24,700	1,272,297
HTC Corp.	44,000	500,764
International Business Machines Corp.	21,400	2,801,260
Lexmark International, Inc. Class A (a)	10,600	275,388
Sun Microsystems, Inc. (a)	13,800	129,306
Synopsys, Inc. (a)	1,400	31,192
TDK Corp.	4,500	274,527
Teradata Corp. (a)	2,200	69,146
Western Digital Corp. (a)	3,700	163,355
		8,339,498
Cosmetics & Personal Care – 0.6%
Colgate-Palmolive Co.	8,600	706,490
The Procter & Gamble Co.	33,100	2,006,853
		2,713,343
Distribution & Wholesale – 0.6%
Mitsubishi Corp.	68,600	1,706,415
Mitsui & Co. Ltd.	74,000	1,048,133
		2,754,548
Diversified Financial – 1.4%
Citigroup, Inc.	362,300	1,199,213
Credit Suisse Group	4,500	221,384
The Goldman Sachs Group, Inc.	4,300	726,012
Guinness Peat Group	416,700	253,804
JPMorgan Chase & Co.	72,300	3,012,741
Morgan Stanley	15,400	455,840
Nomura Holdings, Inc.	45,900	338,427
Rhj International	11,800	90,321
UBS AG (a)	17,200	263,932
		6,561,674
Electric – 0.8%
The AES Corp. (a)	2,200	29,281
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	7,200	130,032
CMS Energy Corp.	9,200	144,072
Edison International	1,000	34,780
Entergy Corp.	6,100	499,224
Exelon Corp.	8,300	405,621
First Gen Corp. (a)	8,800	1,833
Fortum Oyj	5,800	157,112
FPL Group, Inc.	14,200	750,044
NRG Energy, Inc. (a)	5,600	132,216
PPL Corp.	8,100	261,711
RusHydro (a)	837,700	31,555
RusHydro Sponsored ADR (Russia) (a)	253,200	969,756
The Southern Co.	3,100	103,292
Tenaga Nasional	120,200	294,229
		3,944,758
Electrical Components & Equipment – 0.2%
Delta Electronics, Inc.	152,000	472,793
LS Corp. (a)	3,900	386,232
		859,025
Electronics – 0.7%
Amphenol Corp. Class A	1,700	78,506
Fanuc Ltd.	1,400	130,242
Garmin Ltd.	1,100	33,770
Hana Microelectronics Pcl	139,100	86,781
Hon Hai Precision Industry Co. Ltd.	69,000	324,590
Hoya Corp.	28,800	763,879
Koninklijke Philips Electronics NV	7,400	219,091
Koninklijke Philips Electronics NV Sponsored ADR (Netherlands)	2,000	58,880

The accompanying notes are an integral part of the financial statements.

11

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
LG Display Co. Ltd. (a)	8,100	$273,488
Mettler-Toledo, Inc. (a)	1,700	178,483
Murata Manufacturing Co. Ltd.	8,600	424,839
NGK Insulators Ltd.	10,300	224,227
PerkinElmer, Inc.	6,100	125,599
Tyco Electronics Ltd.	4,400	108,020
Waters Corp. (a)	6,100	377,956
		3,408,351
Energy — Alternate Sources – 0.0%
Iberdrola Renovables SA	17,100	81,462
Engineering & Construction – 0.5%
Fluor Corp.	400	18,016
Foster Wheeler AG (a)	12,200	359,168
JGC Corp.	31,300	576,484
KBR, Inc.	10,200	193,800
Kinden Corp.	24,500	206,440
McDermott International, Inc. (a)	25,900	621,859
Okumura Corp.	78,500	263,593
Toda Corp.	69,900	222,217
URS Corp. (a)	400	17,808
		2,479,385
Entertainment – 0.2%
International Game Technology	23,100	433,587
Paradise Co. Ltd. (a)	25,400	82,794
Toho Co. Ltd	19,500	316,105
		832,486
Equity Fund – 0.0%
Telecom HOLDRs Trust	2,300	58,949
Foods – 1.1%
BIM Birlesik Magazalar AS	6,400	296,212
ConAgra Foods, Inc.	7,500	172,875
Cosan Ltd. Class A (a)	38,600	335,820
General Mills, Inc.	5,100	361,131
H.J. Heinz Co.	5,200	222,352
Kraft Foods, Inc. Class A (a)	38,100	1,035,558
Nestle SA	26,500	1,286,015
Ralcorp Holdings, Inc. (a)	1,100	65,681
Safeway, Inc.	700	14,903
Sara Lee Corp.	56,900	693,042
SUPERVALU, Inc.	2,700	34,317
Unilever NV NY Shares	3,500	113,155
Unilever PLC	8,400	269,068
Unilever PLC Sponsored ADR (United Kingdom)	5,500	175,450
		5,075,579
Forest Products & Paper – 0.2%
International Paper Co.	6,900	184,782
MeadWestvaco Corp.	1,400	40,082
Sino-Forest Corp. (a)	33,000	611,123
		835,987
Gas – 0.5%
Beijing Enterprises Holdings Ltd.	240,000	1,725,453
Tokyo Gas Co. Ltd.	147,100	586,689
		2,312,142
Health Care — Products – 1.5%
Baxter International, Inc.	4,000	234,720
Beckman Coulter, Inc.	500	32,720
Boston Scientific Corp. (a)	16,200	145,800
CareFusion Corp. (a)	1,400	35,014
Cie Generale d'Optique Essilor International SA	13,100	779,810
Covidien PLC	7,400	354,386
Hologic, Inc. (a)	52,600	762,700
Johnson & Johnson	47,900	3,085,239
Medtronic, Inc.	31,100	1,367,778
Terumo Corp.	2,700	161,661
		6,959,828
Health Care — Services – 1.2%
Aetna, Inc.	26,400	836,880
CIGNA Corp.	17,000	599,590
DaVita, Inc. (a)	5,700	334,818
HealthSouth Corp. (a)	8,400	157,668
Humana, Inc. (a)	13,200	579,348
Parkway Holdings Ltd. (a)	175,800	363,421
Thermo Fisher Scientific, Inc. (a)	8,600	410,134
UnitedHealth Group, Inc.	34,700	1,057,656
WellPoint, Inc. (a)	22,300	1,299,867
		5,639,382
Holding Company — Diversified – 0.5%
Hutchison Whampoa Ltd.	52,600	360,030
Keppel Corp Ltd.	94,500	550,298
LG Corp. (a)	2,100	131,227
Noble Group Ltd.	66,100	151,561
Shanghai Industrial Holdings Ltd.	17,600	89,525
Tianjin Development Holdings	1,011,300	750,911
Wharf Holdings Ltd.	67,400	385,375
		2,418,927
Home Builders – 0.3%
Daiwa House Industry Co. Ltd.	28,500	305,091
MRV Engenharia e Participacoes SA	45,000	358,704
Sekisui House Ltd.	73,600	660,453
		1,324,248
Home Furnishing – 0.0%
Sony Corp. Sponsored ADR (Japan)	400	11,600
Household Products – 0.2%
Hypermarcas SA (a)	42,800	980,973
Kimberly-Clark Corp.	500	31,855
		1,012,828
Insurance – 2.7%
ACE Ltd. (a)	25,900	1,305,360
Aioi Insurance Co. Ltd.	186,800	893,531
Allianz SE	1,400	174,244
Allstate Corp.	6,400	192,256
Arch Capital Group Ltd. (a)	4,000	286,200
Assicurazioni Generali SpA	3,400	91,148
AXA SA Sponsored ADR (France)	400	9,472
AXA SA	7,600	179,723
Axis Capital Holdings Ltd.	300	8,523
China Life Insurance Co. Ltd. Sponsored ADR (China)	4,900	359,415
China Life Insurance Co. Ltd.	68,200	334,139
China Pacific Insurance Group Co. Ltd. (a)	31,900	127,124
The Chubb Corp.	10,300	506,554
CNA Financial Corp. (a)	200	4,800
Endurance Specialty Holdings Ltd.	11,500	428,145
Everest Re Group Ltd.	2,200	188,496
Fidelity National Financial, Inc. Class A	42,300	569,358

The accompanying notes are an integral part of the financial statements.

12

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Korean Reinsurance Co.	4,200	$35,391
Marsh & McLennan Cos., Inc.	1,200	26,496
Meritz Fire & Marine Insurance Co. Ltd. (a)	4,300	25,142
MetLife, Inc.	8,200	289,870
Millea Holdings, Inc.	56,000	1,520,767
Mitsui Sumitomo Insurance Group Holdings, Inc.	17,100	434,200
Nipponkoa Insurance Co. Ltd.	117,700	666,035
PartnerRe Ltd.	2,300	171,718
Ping An Insurance Group Co. of China Ltd.	19,600	169,970
Platinum Underwriters Holdings Ltd.	4,800	183,792
Principal Financial Group, Inc.	5,900	141,836
The Progressive Corp. (a)	13,700	246,463
Prudential PLC	9,700	98,885
RenaissanceRe Holdings Ltd.	4,900	260,435
Transatlantic Holdings, Inc.	2,700	140,697
The Travelers Cos., Inc.	19,000	947,340
Unum Group	1,700	33,184
Validus Holdings Ltd.	7,300	196,662
XL Capital Ltd. Class A	69,600	1,275,768
Zurich Financial Services AG	1,600	347,496
		12,870,635
Internet – 0.5%
AOL, Inc. (a)	682	15,873
Check Point Software Technologies Ltd. (a)	1,100	37,268
eBay, Inc. (a)	14,300	336,622
Google, Inc. Class A (a)	3,200	1,983,936
Liberty Media Holding Corp. Interactive Class A (a)	600	6,504
Sohu.com, Inc. (a)	1,600	91,648
VeriSign, Inc. (a)	1,000	24,240
		2,496,091
Investment Companies – 0.1%
Cheung Kong Infrastructure Holdings Ltd.	58,500	222,024
RHJ International (a)	52,900	404,131
		626,155
Iron & Steel – 0.2%
POSCO	600	315,862
POSCO ADR (Republic of Korea)	2,800	367,080
		682,942
Lodging – 0.0%
Genting Malaysia	65,300	53,308
Machinery — Construction & Mining – 0.0%
Tadano Ltd.	7,900	32,669
Machinery — Diversified – 0.2%
Eaton Corp.	600	38,172
Kubota Corp.	102,200	940,269
		978,441
Manufacturing – 0.8%
3M Co.	9,900	818,433
Cheil Industries, Inc. (a)	2,900	140,945
Dover Corp.	900	37,449
General Electric Co.	179,600	2,717,348
ITT Corp.	600	29,844
Pall Corp.	1,300	47,060
Tyco International Ltd. (a)	4,300	153,424
		3,944,503
Media – 0.8%
Comcast Corp. Class A	80,200	1,352,172
Discovery Communications, Inc., Series A (a)	400	12,268
Discovery Communications, Inc., Series C (a)	400	10,608
DISH Network Corp. Class A	8,000	166,160
The McGraw-Hill Cos., Inc.	700	23,457
News Corp. Class A	28,200	386,058
Rogers Communications, Inc. Class B	14,300	443,300
Singapore Press Holdings Ltd.	63,700	165,680
Thomson Reuters Corp.	600	19,350
Time Warner Cable, Inc.	1,900	78,641
Time Warner, Inc.	7,500	218,550
Viacom, Inc. Class B (a)	29,700	882,981
		3,759,225
Metal Fabricate & Hardware – 0.1%
Catcher Technology Co. Ltd.	30,000	83,193
Precision Castparts Corp.	4,000	441,400
		524,593
Mining – 3.2%
Alamos Gold, Inc. (a)	32,600	391,262
Anglo Platinum Ltd. (a)	1,000	106,552
Antofagasta PLC	12,000	190,407
Barrick Gold Corp.	38,700	1,524,006
BHP Billiton Ltd.	33,900	1,297,364
Eldorado Gold Corp. (a)	58,800	838,315
Freeport-McMoRan Copper & Gold, Inc. (a)	8,500	682,465
Gold Fields Ltd. Sponsored ADR (South Africa)	7,300	95,703
Goldcorp, Inc.	44,700	1,758,498
Golden Star Resources Ltd. (a)	19,500	60,745
IAMGOLD Corp.	88,700	1,387,268
IAMGOLD Corp.	25,000	394,410
Impala Platinum Holdings Ltd.	4,000	108,722
Katanga Mining Ltd. (a)	65,000	43,478
Kinross Gold Corp.	23,400	430,560
Kinross Gold Corp.	86,000	1,591,801
MMC Norilsk Nickel Sponsored ADR (Russia) (a)	37,000	519,133
New Gold, Inc. (a)	4,500	16,340
Newcrest Mining Ltd.	8,200	256,837
Newmont Mining Corp.	31,400	1,485,534
Polyus Gold Co. Sponsored ADR (Russia)	19,100	526,205
Teck Resources Ltd. Class B (a)	1,000	34,970
Yamana Gold, Inc.	129,800	1,488,390
		15,228,965
Office Equipment/Supplies – 0.4%
Canon, Inc.	19,400	820,533
Pitney Bowes, Inc.	1,600	36,416
Xerox Corp.	97,400	824,004
		1,680,953

The accompanying notes are an integral part of the financial statements.

13

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas – 5.2%
Anadarko Petroleum Corp.	12,200	$761,524
Apache Corp.	7,000	722,190
BP PLC Sponsored ADR (United Kingdom)	17,100	991,287
BP PLC	73,500	711,338
Canadian Natural Resources Ltd.	7,200	518,040
Cenovus Energy, Inc.	500	12,600
Chesapeake Energy Corp.	4,900	126,812
Chevron Corp.	35,700	2,748,543
CNX Gas Corp. (a)	5,500	162,360
ConocoPhillips	27,100	1,383,997
Devon Energy Corp.	9,200	676,200
EnCana Corp.	500	16,195
Exxon Mobil Corp.	48,600	3,314,034
Hess Corp.	8,400	508,200
KazMunaiGas Exploration Production GDR (Kazakhstan)	43,900	1,093,110
Marathon Oil Corp.	25,700	802,354
Murphy Oil Corp.	3,400	184,280
Nabors Industries Ltd. (a)	4,000	87,560
Noble Corp.	900	36,630
Noble Energy, Inc.	200	14,244
Occidental Petroleum Corp.	12,000	976,200
Petroleo Brasileiro SA Sponsored ADR (Brazil)	107,900	4,573,881
Petroleo Brasileiro SA ADR (Brazil)	9,200	438,656
Pride International, Inc. (a)	1,000	31,910
PTT PCL	42,200	310,257
Rosneft Oil Co. GDR (Russia)	26,000	218,767
Royal Dutch Shell PLC ADR (United Kingdom)	1,500	90,165
Sasol Ltd.	2,000	80,267
Statoil ASA	18,300	456,132
Suncor Energy, Inc.	8,900	316,454
Surgutneftegaz Sponsored ADR (Russia)	18,500	164,187
Talisman Energy, Inc.	900	16,776
Talisman Energy, Inc.	2,900	54,564
Total SA	12,100	775,306
Tupras Turkiye Petrol Rafine	12,300	243,146
Valero Energy Corp.	6,500	108,875
Woodside Petroleum Ltd.	13,758	577,889
XTO Energy, Inc.	9,900	460,647
		24,765,577
Oil & Gas Services – 0.7%
Complete Production Services, Inc. (a)	22,000	286,000
Global Industries Ltd. (a)	64,000	456,320
Halliburton Co.	11,900	358,071
Key Energy Services, Inc. (a)	7,400	65,046
National Oilwell Varco, Inc.	15,700	692,213
Schlumberger Ltd.	14,500	943,805
Smith International, Inc.	2,700	73,359
Transocean Ltd. (a)	4,100	339,480
Weatherford International Ltd. (a)	9,100	162,981
		3,377,275
Packaging & Containers – 0.0%
Crown Holdings, Inc. (a)	7,900	202,082
Pharmaceuticals – 3.4%
Abbott Laboratories (c)	25,200	1,360,548
AmerisourceBergen Corp.	7,500	195,525
Astellas Pharma, Inc.	7,700	286,953
AstraZeneca PLC Sponsored ADR (United Kingdom)	700	32,858
Bayer AG	4,500	359,625
Bristol-Myers Squibb Co.	149,650	3,778,662
Cardinal Health, Inc.	1,100	35,464
Eli Lilly & Co.	9,100	324,961
Endo Pharmaceuticals Holdings, Inc. (a)	2,400	49,224
Forest Laboratories, Inc. (a)	3,600	115,596
Gilead Sciences, Inc. (a)	7,700	333,256
King Pharmaceuticals, Inc. (a)	3,700	45,399
Kyowa Hakko Kirin Co. Ltd.	22,100	232,610
Mead Johnson Nutrition Co. Class A	15,297	668,459
Medco Health Solutions, Inc. (a)	11,000	703,010
Merck & Co., Inc.	58,300	2,130,282
Mitsubishi Tanabe Pharma Corp.	13,100	162,996
Mylan, Inc. (a)	15,800	291,194
Novartis AG	6,800	370,068
Perrigo Co.	8,000	318,720
Pfizer, Inc.	142,800	2,597,532
PharMerica Corp. (a)	200	3,176
Roche Holding AG	2,600	441,811
Sanofi-Aventis	2,800	219,460
Sanofi-Aventis ADR (France)	400	15,708
Shionogi & Co. Ltd.	15,300	331,046
Shire PLC Sponsored ADR (United Kingdom)	400	23,480
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	14,500	814,610
		16,242,233
Pipelines – 0.2%
El Paso Corp.	83,600	821,788
Real Estate – 0.4%
AFI Development PLC GDR (Cyprus) (a)	37,000	69,754
Capitaland Ltd.	14,300	42,389
Cheung Kong Holdings	30,300	390,083
Cyrela Brazil Realty SA	48,900	676,763
NTT Urban Development Corp.	100	66,337
The St. Joe Co. (a)	15,400	444,906
		1,690,232
Real Estate Investment Trusts (REITS) – 0.2%
The Link REIT	306,600	777,023
Parkway Life REIT	5,800	5,015
		782,038
Retail – 0.8%
Advance Auto Parts, Inc.	900	36,432
Chipotle Mexican Grill, Inc. Class A (a)	600	52,896
CVS Caremark Corp.	16,600	534,686
Family Dollar Stores, Inc.	600	16,698
The Gap, Inc.	1,100	23,045
Hanesbrands, Inc. (a)	700	16,877
McDonald's Corp.	8,200	512,008
Ports Design Ltd.	1,200	3,716

The accompanying notes are an integral part of the financial statements.

14

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ross Stores, Inc.	800	$34,168
Seven & I Holdings Co. Ltd.	33,700	684,343
Shimachu Co. Ltd.	4,000	78,094
Target Corp.	800	38,696
Wal-Mart Stores, Inc.	35,800	1,913,510
		3,945,169
Semiconductors – 0.8%
Analog Devices, Inc.	2,900	91,582
Broadcom Corp. Class A (a)	5,600	176,120
Intel Corp.	45,400	926,160
LSI Corp. (a)	2,900	17,429
MediaTek, Inc.	14,000	243,123
MEMC Electronic Materials, Inc. (a)	2,200	29,964
National Semiconductor Corp.	2,500	38,400
Rohm Co. Ltd.	4,600	298,862
Samsung Electronics Co. Ltd.	1,000	682,983
Taiwan Semiconductor Manufacturing Co. Ltd.	267,000	535,585
Texas Instruments, Inc.	20,900	544,654
Xilinx, Inc.	1,500	37,590
		3,622,452
Shipbuilding – 0.0%
SembCorp Marine Ltd.	60,100	156,740
Software – 1.5%
BMC Software, Inc. (a)	1,800	72,180
CA, Inc.	41,200	925,352
Electronic Arts, Inc. (a)	23,000	408,250
Fidelity National Information Services, Inc.	3,000	70,320
Microsoft Corp. (c)	136,300	4,155,787
Novell, Inc. (a)	7,000	29,050
Oracle Corp.	64,800	1,590,192
		7,251,131
Telecommunications – 5.7%
3Com Corp. (a)	97,900	734,250
Amdocs Ltd. (a)	1,300	37,089
America Movil SAB de C.V. Sponsored ADR (Mexico)	14,900	700,002
AT&T, Inc. (c)	121,100	3,394,433
Axiata Group (a)	109,600	97,134
BCE, Inc.	1,300	35,893
CenturyTel, Inc.	2,400	86,904
China Communications Services Corp. Ltd.	4,800	2,347
China Mobile Ltd.	76,700	714,883
China Telecom Corp. Ltd. Class H	409,300	169,343
China Unicom Ltd.	91,800	120,650
Chunghwa Telecom Co. Ltd.	137,000	254,324
Chunghwa Telecom Co. Ltd. Sponsored ADR (Taiwan)	33,100	614,667
Cisco Systems, Inc. (a)	69,700	1,668,618
Comverse Technology, Inc. (a)	33,300	314,685
Corning, Inc.	88,900	1,716,659
Ectel Ltd. (a)	3,000	3,720
Extreme Networks (a)	900	2,583
Far EasTone Telecommunications Co. Ltd.	155,000	184,521
France Telecom SA	28,900	721,483
General Communication, Inc. Class A (a)	8,600	54,868
Global Village Telecom Holding SA (a)	9,000	287,824
Harris Corp.	1,300	61,815
JDS Uniphase Corp. (a)	4,100	33,825
KDDI Corp.	200	1,055,186
Koninklijke KPN NV	17,200	291,711
KT Corp. Sponsored ADR (Republic of Korea) (a)	27,600	464,232
Millicom International Cellular SA	500	36,885
MobileOne Ltd.	140,300	187,358
Motorola, Inc. (a)	59,100	458,616
NII Holdings, Inc. (a)	1,100	36,938
Nippon Telegraph & Telephone Corp.	12,700	499,796
NTT DoCoMo, Inc.	1,000	1,393,693
Polycom, Inc. (a)	30,200	754,094
Qualcomm, Inc.	29,300	1,355,418
Qwest Communications International, Inc.	115,400	485,834
Singapore Telecommunications Ltd.	296,200	652,795
SK Telecom Co. Ltd.	1,000	145,378
Sprint Nextel Corp. (a)	45,300	165,798
Telecom Egypt	135,800	452,452
Telefonica SA	17,200	479,340
Telefonica SA Sponsored ADR (Spain)	2,400	200,448
Telekom Austria AG	8,800	125,629
Telekom Malaysia	76,000	67,897
Telekomunikasi Indonesia Tbk PT	187,800	187,924
Tellabs, Inc. (a)	3,400	19,312
Telstra Corp. Ltd.	99,600	305,044
TELUS Corp.	4,300	140,156
Verizon Communications, Inc.	82,600	2,736,538
Vivo Participacoes SA Sponsored ADR (Brazil)	28,700	889,700
Vodafone Group PLC	290,200	672,494
Vodafone Group PLC Sponsored ADR (United Kingdom)	19,400	447,946
Windstream Corp.	6,700	73,633
		26,794,765
Toys, Games & Hobbies – 0.1%
Mattel, Inc.	18,300	365,634
Nintendo Co. Ltd.	1,000	237,181
		602,815
Transportation – 1.4%
American Commercial Lines, Inc. (a)	9,300	170,469
Burlington Northern Santa Fe Corp.	13,600	1,341,232
Canadian Pacific Railway Ltd.	7,900	426,600
Canadian Pacific Railway Ltd.	8,300	450,413
China South Locomotive and Rolling Stock Corp.	123,700	90,312
East Japan Railway	13,100	827,008
Guangshen Railway Co. Ltd.	497,800	202,763
Novorossiysk Commercial Sea Port GDR (Russia)	65,600	744,816
Ryder System, Inc.	600	24,702
Tianjin Port Development Holdings Ltd. (a)	342,100	123,125
Union Pacific Corp.	24,500	1,565,550
Viterra, Inc. (a)	13,000	122,609
West Japan Railway Co.	100	334,891
		6,424,490

The accompanying notes are an integral part of the financial statements.

15

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water – 0.0%
American Water Works Co., Inc.	5,100	$114,292
TOTAL COMMON STOCK (Cost $243,181,286)		241,928,223
CONVERTIBLE PREFERRED STOCK – 0.6%
Agriculture – 0.0%
Bunge Ltd.	1,100	100,375
Banks – 0.3%
Bank of America Corp.	72,600	1,083,192
Insurance – 0.0%
XL Capital Ltd.	3,400	94,928
Pharmaceuticals – 0.1%
Mylan, Inc. /PA, Convertible	300	343,308
Pipelines – 0.2%
El Paso Corp., Convertible (d)	100	90,375
El Paso Corp., Convertible	697	629,914
		720,289
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $2,336,679)		2,342,092
PREFERRED STOCK – 0.4%
Banks – 0.0%
Itau Unibanco Holding SA	10,600	239,540
Foods – 0.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar	23,124	866,439
Iron & Steel – 0.0%
Usinas Siderurgicas de Minas Gerais SA Class A	5,200	146,138
Media – 0.0%
NET Servicos de Comunicacao SA	14,100	191,895
Mining – 0.2%
Vale SA	30,800	761,674
Transportation – 0.0%
All America Latina Logistica SA	18,200	168,535
TOTAL PREFERRED STOCK (Cost $2,330,020)		2,374,221
TOTAL EQUITIES (Cost $247,847,985)		246,644,536
	Principal Amount
BONDS & NOTES – 28.7%
CORPORATE DEBT – 12.6%
Agriculture – 0.2%
Archer-Daniels-Midland Co., Convertible 0.875% 2/15/14	$119,000	124,652
Chaoda Modern Agriculture Holdings Ltd. (d) 7.750% 2/08/10	222,000	218,670
Wilmar International Ltd., Convertible 0.000% 12/18/12	400,000	516,938
		860,260
Auto Manufacturers – 0.1%
Suzuki Motor Corp. JPY, Convertible (e) 0.000% 3/29/13	45,000,000	499,914
Automotive & Parts – 0.1%
Compagnie Generale des Etablissements Michelin EUR, Convertible (e) 0.000% 1/01/17	120,000	183,287
Tata Motors Ltd., Convertible 1.000% 4/27/11	323,000	373,065
		556,352
Banks – 0.7%
The Bank of Kyoto Ltd., Convertible JPY (e) 0.000% 3/31/14	10,000,000	103,974
DBS Capital Funding Corp. VRN (d) 7.657% 3/31/49	35,000	34,976
Kreditanstalt fuer Wiederaufbau, Convertible EUR (e) 0.500% 2/03/10	590,000	843,911
Kreditanstalt fuer Wiederaufbau, Convertible EUR (e) 3.250% 6/27/13	1,100,000	1,670,618
Lloyds TSB Bank PLC VRN GBP (e) 13.000% 1/29/49	365,000	626,841
The Mie Bank Ltd., Convertible JPY (e) 1.000% 10/31/11	5,000,000	50,279
		3,330,599
Beverages – 0.0%
Central European Distribution Corp., Convertible 3.000% 3/15/13	8,000	6,790
Biotechnology – 0.4%
Amgen, Inc., Convertible 0.375% 2/01/13	1,556,000	1,565,725
Cell Genesys, Inc., Convertible (b) 3.125% 5/01/13	13,000	5,067
Millipore Corp., Convertible 3.750% 6/01/26	159,000	163,969
		1,734,761
Coal – 0.0%
Gujarat NRE Coke Ltd., Convertible 0.000% 4/12/11	100,000	145,000
Computers – 0.2%
SanDisk Corp., Convertible 1.000% 5/15/13	1,292,000	1,077,205
Diversified Financial – 0.9%
General Electric Capital Corp. FRN JPY (e) 0.370% 1/15/10	86,000,000	923,741
Heidelberg International Finance BV EUR (e) 0.875% 2/09/12	200,000	316,858
Housing Development Finance Corp., Convertible 0.000% 9/27/10	300,000	538,500

The accompanying notes are an integral part of the financial statements.

16

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
IOI Corp. Bhd 0.000% 1/15/13	$640,000	$637,600
TNK-BP Finance SA (d) 6.625% 3/20/17	800,000	782,000
TNK-BP Finance SA (d) 7.500% 7/18/16	200,000	205,000
TNK-BP Finance SA (d) 7.875% 3/13/18	950,000	976,125
		4,379,824
Electric – 0.3%
The AES Corp. GBP (e) 8.375% 3/01/11	44,000	71,831
Korea Electric Power Corp. STEP 1.000% 4/01/96	409,000	261,760
Korea Electric Power Corp. 5.125 4/23/24	508,000	536,402
YTL Power Finance Cayman Ltd., Convertible 0.000% 5/09/10	500,000	626,893
		1,496,886
Electrical Components & Equipment – 0.3%
Suzlon Energy Ltd., Convertible 0.000% 6/12/12	325,000	307,591
Suzlon Energy Ltd., Convertible 0.000% 10/11/12	498,000	468,120
Suzlon Energy Ltd., Convertible 0.000% 7/25/14	465,000	444,945
		1,220,656
Engineering & Construction – 0.1%
Jaiprakash Associates Ltd., Convertible 0.000% 9/12/12	100,000	118,750
Punj Lloyd Ltd., Convertible 0.000% 4/08/11	212,000	235,320
		354,070
Foods – 0.2%
Olam International Ltd., Convertible 6.000% 10/15/16	400,000	428,386
Pine Agritech Ltd., Convertible CNY 0.000% 7/27/12	5,400,000	719,789
		1,148,175
Forest Products & Paper – 0.3%
Sino Forest Corp. 5.000% 8/01/13	47,000	55,349
Sino-Forest Corp., Convertible (Acquired 12/02/09, Cost $1,082,093) (d)(f) 5.000% 8/01/13	918,000	1,084,388
Sino-Forest Corp. (d) 10.250% 7/28/14	41,000	44,485
		1,184,222
Health Care — Products – 0.7%
Hologic, Inc., Convertible STEP 2.000% 12/15/37	2,033,000	1,735,673
Kinetic Concepts, Inc., Convertible (d) 3.250% 4/15/15	110,000	108,625
Medtronic, Inc., Convertible 1.500% 4/15/11	104,000	105,560
Medtronic, Inc., Convertible 1.625% 4/15/13	1,013,000	1,057,319
SonoSite, Inc., Convertible 3.750% 7/15/14	164,000	155,800
		3,162,977
Health Care — Services – 0.1%
LifePoint Hospitals, Inc., Convertible 3.250% 8/15/25	237,000	218,336
LifePoint Hospitals, Inc., Convertible 3.500% 5/15/14	78,000	72,638
Tenet Healthcare Corp. 9.250% 2/01/15	130,000	138,450
		429,424
Holding Company — Diversified – 0.4%
Hutchinson Whampoa Intl 6.250% 1/24/14	165,000	179,794
Hutchison Whampoa International Ltd. 4.625% 9/11/15	195,000	196,396
Hutchison Whampoa International Ltd. (d) 4.625% 9/11/15	219,000	220,969
Hutchison Whampoa International Ltd. (d) 7.625% 4/09/19	386,000	443,541
Noble Group Ltd. (d) 8.500% 5/30/13	296,000	330,780
REI Agro Ltd., Convertible (d) 5.500% 11/13/14	618,000	628,815
		2,000,295
Investment Companies – 0.1%
Hongkong Land CB Ltd., Convertible (d) 2.750% 12/21/12	100,000	134,125
Pargesa Netherlands NV, Convertible CHF (e) 1.750% 6/15/14	470,000	423,209
		557,334
Iron & Steel – 0.2%
Evraz Group SA (d) 8.250% 11/10/15	100,000	95,500
Evraz Group SA (d) 8.875% 4/24/13	140,000	140,000
Evraz Group SA (d) 9.500% 4/24/18	400,000	398,000
Tata Steel Ltd., Convertible 1.000% 9/05/12	300,000	336,755
		970,255
Mining – 0.1%
ALROSA Finance SA (d) 8.875% 11/17/14	275,000	282,562
Multi-National – 0.2%
European Investment Bank EUR (e) 3.625% 10/15/11	187,000	277,947
European Investment Bank EUR (e) 4.375% 4/15/13	483,000	738,894
		1,016,841
Oil & Gas – 1.9%
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	1,076,000	813,725
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	921,000	824,295

The accompanying notes are an integral part of the financial statements.

17

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
China Petroleum & Chemical Corp., Convertible HKD (e) 0.000% 4/24/14	$4,040,000	$574,955
CITIC Resources Finance 2007 Ltd. (d) 6.750% 5/15/14	336,000	327,600
Gaz Capital SA for Gazprom EUR (e) 6.605% 2/13/18	550,000	800,196
KazMunaiGaz Finance BV (d) 9.125% 7/02/18	1,153,000	1,279,830
McMoRan Exploration Co., Convertible (d) 5.250% 10/06/11	83,000	81,444
McMoRan Exploration Co., Convertible 5.250% 10/06/11	146,000	143,262
Pemex Project Funding Master Trust EUR (d)(e) 5.500% 2/24/25	600,000	771,886
Petroleum Co. of Trinidad & Tobago Ltd. (d) 9.750% 8/14/19	130,000	145,437
Transocean, Inc., Convertible 1.500% 12/15/37	2,252,000	2,173,180
Transocean, Inc., Series A, Convertible 1.625% 12/15/37	918,000	908,820
Transocean, Inc., Series C, Convertible 1.500% 12/15/37	270,000	259,875
		9,104,505
Oil & Gas Services – 0.2%
Acergy SA, Convertible 2.250% 10/11/13	100,000	94,840
Helix Energy Solutions Group, Inc., Convertible 3.250% 12/15/25	55,000	49,500
Subsea 7, Inc., Convertible 0.000% 6/29/17	300,000	299,250
Subsea 7, Inc., Convertible 2.800% 6/06/11	400,000	387,000
		830,590
Packaging & Containers – 0.0%
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	77,000	58,135
Pharmaceuticals – 0.5%
Mylan, Inc., Convertible 1.250% 3/15/12	906,000	939,975
Nabi Biopharmaceuticals, Convertible 2.875% 4/15/25	46,000	43,700
Ranbaxy Laboratories Ltd., Convertible 0.000% 3/18/11	261,000	302,959
Shire PLC, Convertible 2.750% 5/09/14	1,038,000	997,064
		2,283,698
Real Estate – 0.7%
CapitaLand Ltd., Convertible SGD (e) 2.100% 11/15/16	500,000	344,114
CapitaLand Ltd., Convertible SGD (e) 2.950% 6/20/22	2,000,000	1,159,466
CapitaLand Ltd., Convertible SGD (e) 3.125% 3/05/18	1,500,000	1,059,216
Forest City Enterprises, Inc., Convertible (d) 5.000% 10/15/16	57,000	61,987
Keppel Land Ltd., Convertible SGD (e) 2.500% 6/23/13	200,000	141,291
Yanlord Land Group Ltd. SGD, Convertible (e) 5.850% 7/13/14	750,000	573,019
		3,339,093
Retail – 0.2%
GOME Electrical Appliances Holdings Ltd., Convertible CNY (e) 0.000% 5/18/14	6,300,000	918,192
Uno Restaurant Corp. (d) 10.000% 2/15/11	62,000	13,175
		931,367
Savings & Loans – 1.4%
Aldar Funding Ltd., Convertible 5.767% 11/10/11	223,000	223,279
Cherating Capital Ltd. VRN, Convertible 2.000% 7/05/12	500,000	544,375
Dana Gas Sukuk Ltd., Convertible 7.500% 10/31/12	2,780,000	2,476,980
IOI Capital Bhd, Convertible 0.000% 12/18/11	449,000	545,535
Paka Capital Ltd., Convertible 1.000% 3/12/13	300,000	305,250
Rafflesia Capital Ltd. VRN, Convertible 1.000% 10/04/11	1,000,000	1,163,750
Zeus Cayman, Convertible JPY (e) 0.000% 8/19/13	106,000,000	1,102,188
		6,361,357
Semiconductors – 1.1%
Advanced Micro Devices, Inc., Convertible 6.000% 5/01/15	4,202,000	3,781,800
ASM International NV, Convertible 4.250% 12/06/11	19,000	24,225
ASM International NV, Convertible (d) 4.250% 12/06/11	55,000	70,469
Intel Corp,. Convertible 2.950% 12/15/35	754,000	727,610
Intel Corp., Convertible (d) 3.250% 8/01/39	574,000	659,382
		5,263,486
Telecommunications – 1.0%
Reliance Communications Ltd., Convertible 0.000% 5/10/11	503,000	562,103

The accompanying notes are an integral part of the financial statements.

18

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reliance Communications Ltd., Convertible 0.000% 3/01/12	$1,500,000	$1,537,954
Rogers Communications, Inc. CAD (e) 7.625% 12/15/11	81,000	85,054
SBA Communications Corp., Convertible 1.875% 5/01/13	281,000	288,376
SBA Communications Corp., Convertible (d) 4.000% 10/01/14	177,000	232,313
UBS Luxembourg SA for OJSC Vimpel Communications (d) 8.250% 5/23/16	300,000	309,750
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (d) 8.375% 4/30/13	375,000	396,563
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (d) 9.125% 4/30/18	1,200,000	1,281,000
		4,693,113
Transportation – 0.0%
Nagoya Railroad Co. Ltd. JPY, Convertible (e) 0.000% 3/30/12	2,000,000	22,129
Trucking & Leasing – 0.0%
Greenbrier Cos., Inc., Convertible 2.375% 5/15/26	180,000	135,000
TOTAL CORPORATE DEBT (Cost $59,442,936)		59,436,875
NON-U.S. GOVERNMENT AGENCY OBLIGATION – 0.0%
Student Loans ABS – 0.0%
Latitude CLO Ltd., Series 2005-1I, Class SUB 0.000% 12/15/17	100,000	2,000
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATION (Cost $2,000)		2,000
SOVEREIGN DEBT OBLIGATIONS – 7.2%
Australia Government Bond AUD (e) 5.750% 6/15/11	902,000	824,786
Bundesrepublik Deutschland EUR (e) 3.500% 7/04/19	1,334,000	1,940,169
Bundesrepublik Deutschland EUR (e) 4.000% 7/04/16	2,293,000	3,496,943
Bundesrepublik Deutschland EUR (e) 4.000% 1/04/18	741,000	1,124,838
Bundesrepublik Deutschland EUR (e) 4.250% 7/04/18	477,000	735,566
Bundesschatzanweisungen EUR (e) 4.750% 6/11/10	1,472,000	2,148,218
Caisse d'Amortissement de la Dette Sociale EUR (e) 3.250% 4/25/13	250,000	369,452
Caisse d'Amortissement de la Dette Sociale EUR (e) 4.000% 10/25/14	305,000	460,543
Canadian Government Bond CAD (e) 4.000% 9/01/10	478,000	467,248
Canadian Government Bond CAD (e) 4.000% 6/01/16	455,000	457,304
Deutsche Bundesrepublik Inflation Linked EUR (e) 1.500% 4/15/16	156,534	232,599
Federal Republic of Germany (d) 1.500% 9/21/12	1,431,000	1,449,666
Japan Government Two Year Bond JPY (e) 0.700% 9/15/10	74,850,000	807,221
Japanese Government CPI Linked Bond JPY (e) 0.800% 9/10/15	90,048,000	934,046
Japanese Government CPI Linked Bond JPY (e) 0.800% 12/10/15	98,897,400	1,022,014
Japanese Government CPI Linked Bond JPY (e) 0.800% 3/10/16	213,826,800	2,197,530
Japanese Government CPI Linked Bond JPY (e) 1.000% 6/10/16	45,782,400	472,529
Japanese Government CPI Linked Bond JPY (e) 1.400% 6/10/18	105,357,300	1,092,619
Malaysia Government Bond MYR (e) 3.756% 4/28/11	2,800,000	832,186
Netherlands Government Bond EUR (e) 3.750% 7/15/14	312,000	471,496
New Zealand Government Bond NZD (e) 4.500% 2/15/16	276,000	300,461
Poland Government Bond PLN (e) 3.000% 8/24/16	2,045,000	778,660
Republic of Brazil BRL (e) 10.000% 1/01/17	8,900,000	4,640,308
Republic of Germany EUR (e) 4.250% 7/04/17	1,891,000	2,917,944
Svensk Exportkredit AB VRN 10.500% 9/29/15	410,600	256,276
Ukraine Government International Bond (d) 6.580% 11/21/16	100,000	76,500
United Kingdom Gilt GBP (e) 4.250% 3/07/11	1,989,000	3,343,838
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $35,300,582)		33,850,960

The accompanying notes are an integral part of the financial statements.

19

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS – 0.1%
Bumi Resources Tbk – 10.235% 10/08/12	$500,000	$500,000
TOTAL FLOATING RATE LOAN INTERESTS (Cost $500,000)		500,000
STRUCTURED NOTES – 0.0%
UBS AG Jersey 1.000% 12/01/10	66,306	66,306
TOTAL STRUCTURED NOTES (Cost $66,339)		66,306
U.S. TREASURY OBLIGATIONS – 8.8%
U.S. Treasury Bonds & Notes – 8.8%
U.S. Treasury Inflation Index 0.875% 4/15/10	3,078,265	3,088,307
U.S. Treasury Inflation Index 1.625% 1/15/18	1,256,805	1,287,038
U.S. Treasury Inflation Index 2.000% 4/15/12	1,109,073	1,159,328
U.S. Treasury Inflation Index 2.000% 1/15/16	4,743,858	5,009,590
U.S. Treasury Inflation Index 2.375% 4/15/11	3,505,236	3,607,589
U.S. Treasury Inflation Index 2.375% 1/15/17	361,884	390,863
U.S. Treasury Inflation Index 2.375% 1/15/27	1,332,623	1,402,619
U.S. Treasury Inflation Index 2.500% 7/15/16 (g)	4,186,159	4,558,661
U.S. Treasury Note 2.125% 1/31/10	1,122,000	1,123,709
U.S. Treasury Note 2.125% 11/30/14	2,593,700	2,532,505
U.S. Treasury Note 2.375% 12/31/14	4,992,700	4,978,463
U.S. Treasury Note 2.625% 2/29/16	1,227,300	1,194,316
U.S. Treasury Note 2.750% 7/31/10	3,399,800	3,448,473
U.S. Treasury Note (h) 2.750% 2/15/19	2,585,400	2,380,891
U.S. Treasury Note 2.875% 6/30/10	2,290,700	2,320,810
U.S. Treasury Note 4.875% 5/31/11	2,940,900	3,107,532
		41,590,694
TOTAL U.S. TREASURY OBLIGATIONS (Cost $42,221,679)		41,590,694
TOTAL BONDS & NOTES (Cost $137,533,536)		135,446,835
	Number of Shares
MUTUAL FUNDS – 3.6%
Diversified Financial – 3.6%
BlackRock Liquidity Funds TempFund Portfolio	5,043,330	5,043,330
Consumer Staples Select Sector SPDR Fund	18,600	492,342
Dragon Capital - Vietnam Enterprise Investments Ltd. (a)	36,880	62,696
Financial Select Sector SPDR Fund	82,900	1,192,931
Health Care Select Sector SPDR Fund	18,600	578,088
iShares Dow Jones US Telecommunications Sector Index Fund	10,400	208,208
iShares MSCI Brazil Index Fund	300	22,383
iShares MSCI South Korea Index Fund	300	14,292
Market Vectors - Gold Miners ETF	146,500	6,769,765
SPDR KBW Bank ETF	3,400	71,978
Technology Select Sector SPDR Fund	49,800	1,138,926
Utilities Select Sector SPDR Fund	37,000	1,147,000
Vanguard Telecommunication Services ETF	300	16,953
Vinaland Ltd. (a)	190,740	151,877
TOTAL MUTUAL FUNDS (Cost $17,237,532)		16,910,769
WARRANTS – 0.0%
Diversified Financial – 0.0%
JPMorgan Chase & Co., Expires 10/28/18, Strike 42.42 (a)	12,800	170,624
Mining – 0.0%
Kinross Gold Corp., Expires 9/03/13, Strike 32.00 CAD (a)	7,400	28,073
New Gold, Inc., Expires 4/03/12, Strike 15.00 CAD (a)	22,700	759
		28,832
TOTAL WARRANTS (Cost $171,624)		199,456
RIGHTS – 0.0%
Computers – 0.0%
First Gen Corp., Expires 1/14/10, Strike 0.00 (a)(b)	15,453	902
TOTAL RIGHTS (Cost $1,198)		902
	Notional Amount
PURCHASED OPTIONS (EXCHANGE TRADED) – 0.1%
Auto Manufacturers – 0.0%
Motors Liquidation Co. Call, Expires 1/16/10, Strike 50.00 (a)	7,600	76
Motors Liquidation Co. Call, Expires 1/16/10, Strike 60.00 (a)	7,100	71
		147
Diversified Financial – 0.1%
S&P 500 Index Put, Expires 1/16/10, Strike 1100.00 (a)	15,600	151,320
S&P 500 Index Put, Expires 2/20/10, Strike 1050.00 (a)	9,500	123,500
		274,820
TOTAL PURCHASED OPTIONS (Exchange Traded) (Cost $596,438)		274,967

The accompanying notes are an integral part of the financial statements.

20

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

	Notional Amount	Value
STRUCTURED OPTIONS (OVER THE COUNTER TRADED) – 0.1%
Diversified Financial – 0.1%
DJ Euro Stoxx 50, Expires 7/23/10, Broker Credit Suisse (a)(i)	$1,766,528	$342,707
DJ Euro Stoxx 50, Expires 7/16/10, Broker JPMorgan (a)(j)	1,765,430	337,197
TOTAL STRUCTURED OPTIONS (Over the Counter Traded) (Cost $637,522)		679,904
TOTAL LONG-TERM INVESTMENTS (Cost $404,025,835)		400,157,369
	Principal Amount
SHORT-TERM INVESTMENTS – 16.7%
U.S. Treasury Bills – 16.7%
U.S. Treasury Bill 0.001% 1/14/10	$85,600	85,600
U.S. Treasury Bill 0.001% 1/21/10	3,207,000	3,206,996
U.S. Treasury Bill 0.001% 1/28/10	7,512,100	7,512,072
U.S. Treasury Bill 0.001% 2/04/10	5,177,900	5,177,850
U.S. Treasury Bill 0.001% 2/11/10	1,792,500	1,792,455
U.S. Treasury Bill 0.001% 2/18/10	6,113,600	6,113,419
U.S. Treasury Bill 0.001% 2/25/10	6,325,900	6,325,495
U.S. Treasury Bill 0.001% 3/04/10	587,900	587,844
U.S. Treasury Bill 0.010% 1/07/10	900	900
U.S. Treasury Bill 0.010% 1/14/10	362,000	362,000
U.S. Treasury Bill 0.010% 2/25/10	17,360,000	17,359,602
U.S. Treasury Bill 0.010% 3/11/10	30,000,000	29,997,988
U.S. Treasury Bill 0.010% 3/25/10	450,000	449,954
		78,972,175
TOTAL SHORT-TERM INVESTMENTS (Cost $78,972,175)		78,972,175
TOTAL INVESTMENTS – 101.4% (Cost $482,998,010) (k)		479,129,544
Other Assets/ (Liabilities) – (1.4)%		(6,729,438)
NET ASSETS – 100.0%		$472,400,106

	Number of Shares
SECURITIES SOLD SHORT – (0.3)%
EQUITIES SOLD SHORT – (0.3)%
Building Materials – (0.0)%
Masco Corp.	(8,868)	(122,467)
Home Builders – (0.0)%
DR Horton, Inc.	(19,206)	(208,769)
Retail – (0.2)%
Home Depot, Inc.	(19,860)	(574,550)
Lowe's Cos., Inc.	(11,970)	(279,978)
		(854,528)
TOTAL EQUITIES SOLD SHORT (Proceeds $1,149,843)		(1,185,764)
TOTAL SECURITIES SOLD SHORT (Proceeds $1,149,843)		(1,185,764)

Notes to Portfolio of Investments
ABS	Asset Backed Security
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CNY	Chinese Yuan Renminbi
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
STEP	Step Up Bond
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	These securities are held as collateral for written options. (Note 2).
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to a value of $13,375,938 or 2.83% of net assets.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	Restricted security. (Note 2).
(g)	This security is held as collateral for securities sold short. (Note 2).
(h)	A portion of this security is held as collateral for futures contracts. (Note 2).
(i)	CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro / U.S. Dollar exchange rate, with an initial reference strike of 3,271.35. Each unit contains (a) one written put on the composite index at a strike price of 3,173.21 and (b) 2.0 call spread units on the composite index with a lower call strike of 3,271.35 and an upper call strike of 3,762.05. Because the structured option was constructed with an upper call strike of 115% of the initial reference strike, theoretically the structure would peak at a 30% return in the event that the composite index rose above 3,762.05. On December 31, 2009, the composite index was 4,246.12. At this time, the value of the structured option was $342,707 based on a price of $6 34.64 per unit. The option expires on July 23, 2010.

The accompanying notes are an integral part of the financial statements.

21

MassMutual Select Global Allocation Fund – Portfolio of Investments (Continued)

(j)	JP Morgan DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate, with an initial reference strike of 3401.60. Each unit contains (a) one written put on the composite index at a strike price of 3,299.55 and (b) 2.03 call spread units on the composite index with a lower call strike of 3,401.60 and an upper call strike of 3,911.84. For each unit of the structured option, the Fund has sold or written 2.03 calls on the composite index at 3,911.84 and bought 2.03 calls on the composite index at 3,401.60. Because the structured option was constructed with an upper call strike limit of 115%, theoretically the structure would peak at 30.45% return in the event that the composite index rose above 3,911.84 .. On December 31, 2009, the composite index was 4,246.12. At this time, the value of this structured option was $337,197 based on a price of $649.71 per unit. The option expires on July 16, 2010.
(k)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

22

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Global Allocation Fund – Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments, at value (Note 2) (a)	$400,157,369
Short-term investments, at value (Note 2) (b)	78,972,175
Total investments	479,129,544
Foreign currency, at value (c)	769,088
Receivables from:
Open forward foreign currency contracts (Note 2)	114,859
Investment adviser (Note 3)	175,423
Fund shares sold	2,917
Interest and dividends	1,564,615
Broker for collateral held for securities sold short (Note 2)	1,253,506
Variation margin on open futures contracts (Note 2)	17,498
Foreign taxes withheld	14
Open swap agreements, at value (Note 2)	42,487
Total assets	483,069,951
Liabilities:
Payables for:
Investments purchased	64,478
Written options outstanding, at value (Note 2) (d)	1,133,996
Payable for securities sold short, at value (Note 2) (e)	1,185,764
Open forward foreign currency contracts (Note 2)	399,630
Fund shares repurchased	1,663,892
Open swap agreements, at value (Note 2)	43,021
Trustees' fees and expenses (Note 3)	5,761
Affiliates (Note 3):
Investment management fees	300,165
Administration fees	20,654
Service fees	21
Due to custodian	5,701,309
Accrued expense and other liabilities	151,154
Total liabilities	10,669,845
Net assets	$472,400,106
Net assets consist of:
Paid-in capital	$476,187,863
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	373,656
Accumulated net realized gain (loss) on investments and foreign currency transactions	(85,766)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(4,075,647)
Net assets	$472,400,106

(a) Cost of investments:	$404,025,835
(b) Cost of short-term investments:	$78,972,175
(c) Cost of foreign currency:	$765,619
(d) Premiums on written options:	$1,102,396
(e) Proceeds from securities sold short:	$(1,149,843)

The accompanying notes are an integral part of the financial statements.

24

MassMutual Select Global Allocation Fund – Financial Statements (Continued)

Statement of Assets and Liabilities
December 31, 2009

Class A shares:
Net assets	$99,132
Shares outstanding (a)	10,010
Net asset value and redemption price per share	$9.90
Offering price per share (100/[100-maximum sales charge] of net asset value)	$10.50
Class L shares:
Net assets	$9,702,232
Shares outstanding (a)	980,123
Net asset value, offering price and redemption price per share	$9.90
Class Y shares:
Net assets	$99,165
Shares outstanding (a)	10,013
Net asset value, offering price and redemption price per share	$9.90
Class S shares:
Net assets	$462,499,577
Shares outstanding (a)	46,703,156
Net asset value, offering price and redemption price per share	$9.90

(a)	Authorized unlimited number of shares with no par value.

25

MassMutual Select Global Allocation Fund – Financial Statements (Continued)

Statement of Operations*
For the Period Ended December 31, 2009

Investment income (Note 2):
	Dividends (a)	$385,615
	Interest (b)	250,770
	Total investment income	636,385
Expenses (Note 3):
	Investment management fees	300,165
	Custody fees	13,855
	Audit fees	84,300
	Legal fees	52,500
	Shareholder reporting fees	21,000
	Trustees' fees	7,521
		479,341
	Administration fees:
	Class A	25
	Class L	2,236
	Class Y	13
	Class S	18,379
	Service fees:
	Class A	21
	Total expenses	500,015
	Expenses waived (Note 3)
	Class A fees waived by advisor	(39)
	Class L fees waived by advisor	(3,484)
	Class Y fees waived by advisor	(39)
	Class S fees waived by advisor	(171,860)
	Net expenses	324,593
	Net investment income (loss)	311,792
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(217,220)
	Futures contracts	95,950
	Written options	124,095
	Swap agreements	1,397
	Foreign currency transactions	(635,201)
	Net realized gain (loss)	(630,979)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	(3,868,466)
	Securities sold short	(35,921)
	Futures contracts	277,623
	Written options	(31,600)
	Swap agreements	(108,103)
	Translation of assets and liabilities in foreign currencies	(309,180)
	Net change in unrealized appreciation (depreciation)	(4,075,647)
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	(4,706,626)
	Net increase (decrease) in net assets resulting from operations	$(4,394,834)

(a)	Net of withholding tax of:	$10,913
(b)	Net of withholding tax of:	$112

*	Fund commenced operations on December 1, 2009.

The accompanying notes are an integral part of the financial statements.

26

MassMutual Select Global Allocation Fund – Financial Statements (Continued)

Statement of Changes in Net Assets*

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$311,792
Net realized gain (loss) on investment transactions	(630,979)
Net change in unrealized appreciation (depreciation) on investments	(4,075,647)
Net increase (decrease) in net assets resulting from operations	(4,394,834)
Distributions to shareholders (Note 2):
Tax return of capital:
Class L	(2,191)
Class Y	(33)
Class S	(193,930)
Total tax return of capital	(196,154)
Net fund share transactions (Note 5):
Class A	100,100
Class L	9,801,521
Class Y	100,133
Class S	466,989,340
Increase (decrease) in net assets from fund share transactions	476,991,094
Total increase (decrease) in net assets	472,400,106
Net assets
Beginning of period	-
End of period	$472,400,106
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of period	$373,656

* For the period December 1, 2009 to December 31, 2009.

27

MassMutual Select Global Allocation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S
	Period Ended 12/31/09+		Period Ended 12/31/09+		Period Ended 12/31/09+		Period Ended 12/31/09+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss) ***	0.00	†	0.01		0.00	†	0.01
Net realized and unrealized gain (loss) on investments	(0.10)		(0.11)		(0.10)		(0.11)
Total income (loss) from investment operations	(0.10)		(0.10)		(0.10)		(0.10)
Less distributions to shareholders:
Tax return of capital	-		(0.00	) †	(0.00	) †	(0.00	) †
Total distributions	-		(0.00	) †	(0.00	) †	(0.00	) †
Net asset value, end of period	$9.90		$9.90		$9.90		$9.90
Total Return ^	(1.00%	) **^^	(0.98%	) **	(0.97%	) **	(0.96%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$99		$9,702		$99		$462,500
Ratio of expenses to average daily net assets:
Before expense waiver	1.83%	*	1.58%	*	1.43%	*	1.33%	*
After expense waiver	1.36%	*#	1.11%	*#	0.96%	*#	0.86%	*#
Net investment income (loss) to average daily net assets	0.08%	*	0.64%	*	0.49%	*	0.84%	*
Portfolio turnover rate	21%	**!	21%	**!	21%	**!	21%	**!
* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period December 1, 2009 (commencement of operations) through December 31, 2009.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
! Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

28

Notes to Financial Statements

1. The Fund

MassMutual Select Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The MassMutual Select Global Allocation Fund (the "Fund") is a series of the Trust. The Fund commenced operations on December 1, 2009.

The Fund has the following five classes of shares: Class A, Class L, Class Y, Class S, and Class N. Class N shares of the Fund are not currently available. The principal economic difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Fund's Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund's fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

29

Notes to Financial Statements (Continued)

The Fund may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the prices of the Fund's shares are not calculated. The prices of the Fund's shares will reflect any such changes when the prices of the Fund's shares are next calculated, which is the next day the New York Stock Exchange is open. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund's investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund's Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

30

Notes to Financial Statements (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts ("ADRs"), futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Fund using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

31

Notes to Financial Statements (Continued)

The Fund had all securities sold short at Level 1, with corresponding industries as represented in the Portfolio of Investments, as of December 31, 2009.

The following is the aggregate value by input level as of December 31, 2009 for the Fund's investments:

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equities
Common Stock
Basic Materials	$17,305,085	$6,779,342	$-	$24,084,427
Communications	23,777,927	9,234,886	-	33,012,813
Consumer, Cyclical	4,074,672	9,426,161	-	13,500,833
Consumer, Non-cyclical	36,698,802	11,627,288	-	48,326,090
Diversified	-	2,418,927	-	2,418,927
Energy	27,815,429	4,773,783	-	32,589,212
Financial	22,643,962	14,876,213	-	37,520,175
Industrial	13,997,580	9,008,705	-	23,006,285
Mutual Funds	58,949	-	-	58,949
Technology	17,288,033	3,751,288	-	21,039,321
Utilities	3,574,321	2,796,870	-	6,371,191
Total Common Stock	167,234,760	74,693,463	-	241,928,223
Convertible Preferred Stock
Consumer, Non-cyclical	100,375	343,308	-	443,683
Energy	-	720,289	-	720,289
Financial	1,178,120	-	-	1,178,120
Total Convertible Preferred Stock	1,278,495	1,063,597	-	2,342,092
Preferred Stock
Basic Materials	-	907,812	-	907,812
Communications	-	191,895	-	191,895
Consumer, Non-cyclical	-	866,439	-	866,439
Financial	-	239,540	-	239,540
Industrial	-	168,535	-	168,535
Total Preferred Stock	-	2,374,221	-	2,374,221
Total Equities	168,513,255	78,131,281	-	246,644,536
Bonds & Notes
Corporate Debt
Total Corporate Debt	-	52,488,923	6,947,952	59,436,875
Non-U.S. Government Agency Obligation
Student Loans ABS	-	-	2,000	2,000
Total Non-U.S. Government Agency Obligation	-	-	2,000	2,000

32

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Total Sovereign Debt Obligations	$-	$32,816,024	$1,034,936	$33,850,960
Total Floating Rate Loan Interests	-	500,000	-	500,000
Total Structured Notes	-	-	66,306	66,306
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	41,590,694	-	41,590,694
Total U.S. Treasury Obligations	-	41,590,694	-	41,590,694
Total Bonds & Notes	-	127,395,641	8,051,194	135,446,835
Total Mutual Funds	16,758,892	151,877	-	16,910,769
Warrants
Basic Materials	28,832	-	-	28,832
Financial	170,624	-	-	170,624
Total Warrants	199,456	-	-	199,456
Rights
Technology	-	-	902	902
Total Rights	-	-	902	902
Purchased Options (Exchange Traded)
Consumer, Cyclical	147	-	-	147
Diversified	274,820	-	-	274,820
Total Purchased Options (Exchange Traded)	274,967	-	-	274,967
Structured Options (Over the Counter Traded)
Diversified	-	679,904	-	679,904
Total Structured Options (Over the Counter Traded)	-	679,904	-	679,904
Total Long-Term Investments	185,746,570	206,358,703	8,052,096	400,157,369
Total Short-Term Investments	-	78,972,175	-	78,972,175
Total Investments	$185,746,570	$285,330,878	$8,052,096	$479,129,544

33

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2009 for the Fund's other financial instruments:

Asset Valuation Inputs

Other Financial Instruments*
Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
$278,538	$157,346	$-	$435,884

Liabilities Valuation Inputs

Other Financial Instruments*
Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
$(1,134,911)	$(442,651)	$-	$(1,577,562)
*Other financial instruments include forward contracts, futures contracts, written options, and swap agreements.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/01/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)*	Net Transfers in and/or (out) of Level 3	Balance as of 12/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/09
Long-Term Investments
Bonds & Notes
Corporate Debt	$-	$-	$-	$(5,567)	$6,953,519	$-	$6,947,952	$(5,567)
Non-U.S. Government Agency Obligation
Student Loans ABS	-	-	-	-	2,000	-	2,000	-
Sovereign Debt Obligations	-	-	-	(43,560)	1,078,496	-	1,034,936	(43,560)
Structured Notes	-	-	(10)	(33)	66,349	-	66,306	(33)
Rights								-
Technology	-	-	-	(295)	1,197	-	902	(295)
	$-	$-	$(10)	$(49,455)	$8,101,561	$-	$8,052,096	$(49,455)

* Includes activity from subscriptions in-kind of $8,120,227.

34

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund may use the derivatives it held during the period ended December 31, 2009, as follows:

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	X
Directional Exposures to Currencies	X
Intention to Create Investment Leverage in Portfolio	X
Futures Contracts**
Hedging/Risk Management	X
Duration/Credit Quality Management	X
Short-term Cash Deployment	X
Substitution for Cash Investment	X
Intention to Create Investment Leverage in Portfolio	X
Total Return Swaps***
Hedging/Risk Management	X
Duration/Credit Quality Management	X
Substitution for Cash Investment	X
Market Access	X
Intention to Create Investment Leverage in Portfolio	X
Options (Purchased)
Hedging/Risk Management	X
Duration/Credit Quality Management	X
Directional Investment	X
Intention to Create Investment Leverage in Portfolio	X
Options (Sold)
Hedging/Risk Management	X
Duration/Credit Quality Management	X
Income	X
Directional Investment	X
Intention to Create Investment Leverage in Portfolio	X
Rights and Warrants
Hedging/Risk Management	X
Duration/Credit Quality Management	X
Directional Investment	X
Intention to Create Investment Leverage in Portfolio	X
*Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.
**Includes any options on futures contracts, if applicable.
***Includes any index swaps, if applicable.

35

Notes to Financial Statements (Continued)

At December 31, 2009, and during the period then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Foreign Exchange Risk	Equity Risk	Total
Asset Derivatives
Forward Contracts*	$114,859	$-	$114,859
Futures Contracts^^	-	278,538	278,538
Swap Agreements*	-	42,487	42,487
Rights*	-	902	902
Warrants*	-	199,456	199,456
Purchased Options*	-	954,871	954,871
Total Value	$114,859	$1,476,254	$1,591,113
Liability Derivatives
Forward Contracts^	$(399,630)	$-	$(399,630)
Futures Contracts^^	-	(915)	(915)
Swap Agreements^	-	(43,021)	(43,021)
Written Options^	-	(1,133,996)	(1,133,996)
Total Value	$(399,630)	$(1,177,932)	$(1,577,562)
Realized Gain (Loss)#
Forward Contracts	$(427,171)	$-	$(427,171)
Futures Contracts	-	95,950	95,950
Swap Agreements	-	1,397	1,397
Written Options	-	124,095	124,095
Purchased Option	-	(503)	(503)
Total Realized Gain (Loss)	$(427,171)	$220,939	$(206,232)
Change in Appreciation (Depreciation)##
Forward Contracts	$(284,771)	$-	$(284,771)
Futures Contracts	-	277,623	277,623
Swap Agreements	-	(108,103)	(108,103)
Rights	-	(296)	(296)
Warrants	-	27,832	27,832
Written Options	-	(31,600)	(31,600)
Purchased Options	-	(279,089)	(279,089)
Total Change in Appreciation(Depreciation)	$(284,771)	$(113,633)	$(398,404)
Number of Contracts, Notional Amounts or Shares/Units†
Forwards Contracts	$29,417,575	$-	$29,417,575
Futures Contracts	-	470	470
Swap Agreements	$-	$7,388,693	$7,388,693
Rights	-	15,453	15,453
Warrants	-	42,900	42,900
Written Options	$-	$158,300	$158,300
Purchased Option	$-	$3,571,758	$3,571,758

*Statement of Assets and Liabilities location: Receivables from: open forward foreign currency contracts, open swap agreements at value, or investments, at value, as applicable.

36

Notes to Financial Statements (Continued)

^ Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options, as applicable.

^^ Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statement of Assets and Liabilities.

# Statement of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions, futures contracts, swap agreements, investment transactions, or written options, as applicable.

## Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies, futures contracts, swap agreements, investment transactions, or written options, as applicable.

† Amount(s) disclosed represent number of contracts, notional amounts, or shares/units outstanding for the month that the Fund held such derivatives during the period ended December 31, 2009.

The Fund had no realized gain (loss) on rights and warrants during the period ended December 31, 2009.

Further details regarding the derivatives and other investments held by the Fund during the period ended December 31, 2009, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if the Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, the Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever the Fund enters into foreign currency exchange transactions, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

37

Notes to Financial Statements (Continued)

The Fund had the following open forward foreign currency contracts at December 31, 2009. The Fund's maximum risk of loss from counterparty risk is the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	Contracts at Value	In Exchange for U.S. Dollars	Unrealized Appreciation (Depreciation)
BUYS
Barclays Bank PLC	677,612	Euro	1/15/10	$971,279	$968,308	$2,971
Barclays Bank PLC	1,490,727	Euro	1/08/10	2,136,801	2,172,735	(35,934)
				3,108,080	3,141,043	(32,963)

Brown Brothers Harriman & Co	1,017,046	Euro	1/15/10	1,457,817	1,453,358	4,459
Brown Brothers Harriman & Co	1,356,043	Euro	1/08/10	1,943,745	1,977,069	(33,324)
				3,401,562	3,430,427	(28,865)

Citibank N.A.	2,602,112	Euro	1/15/10	3,729,826	3,722,298	7,528
Citibank N.A.	339,402	Euro	1/08/10	486,497	495,003	(8,506)
Citibank N.A.	258,479,030	Japanese Yen	1/07/10	2,776,686	2,900,000	(123,314)
				6,993,009	7,117,301	(124,292)

Credit Suisse London Branch (GFX)	141,643	Euro	1/15/10	203,029	201,785	1,244
Credit Suisse London Branch (GFX)	184,780	British Pound	1/07/10	298,666	300,000	(1,334)
Credit Suisse London Branch (GFX)	230,594,100	Japanese Yen	1/07/10	2,477,135	2,564,265	(87,130)
				2,978,830	3,066,050	(87,220)

Deutsche Bank AG London	156,126	Euro	1/14/10	223,789	223,651	138
Deutsche Bank AG London	1,278,905,000	South Korean Won	1/11/10	1,098,067	1,096,798	1,269
				1,321,856	1,320,449	1,407

JP Morgan Chase Bank	654,004	Euro	1/14/10	937,440	936,512	928
JP Morgan Chase Bank	1,222,420	Euro	1/07/10	1,752,213	1,774,285	(22,072)
JP Morgan Chase Bank	2,678,000	Chinese Yuan Renminbi	10/13/10	394,533	400,000	(5,467)
				3,084,186	3,110,797	(26,611)

UBS AG	989,480	Euro	1/14/10	1,418,307	1,417,408	899

38

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	Contracts at Value	In Exchange for U.S. Dollars	Unrealized Appreciation (Depreciation)
SELLS
Brown Brothers Harriman & Co	417,902	Euro	1/08/10	$599,019	$597,600	$(1,419)

Credit Suisse London Branch (GFX)	83,010,100	Japanese Yen	1/07/10	891,728	900,000	8,272

UBS AG	83,478,600	Japanese Yen	1/08/10	896,766	900,000	3,234
UBS AG	2,265,450	South African Rand	1/07/10	306,804	301,951	(4,853)
				1,203,570	1,201,951	(1,619)
Cross Currency Forwards
Deutsche Bank AG London	1,163,617	British Pound/USD	1/07/10	$1,880,790	$1,886,951	$6,161
	1,300,000	USD/Euro	1/07/10	1,863,416	1,886,951	(23,535)
						(17,374)

JP Morgan Chase Bank	132,566,740	Japanese Yen/USD	1/08/10	1,424,093	1,501,849	77,756
	1,020,000	USD/Euro	1/08/10	1,462,063	1,501,849	(39,786)
						37,970

UBS AG	755,615	Swiss Franc/Euro	1/08/10	729,654	725,751	(3,903)
	500,000	USD/Euro	1/08/10	716,698	725,751	(9,053)
						(12,956)

Futures Contracts

The Fund may seek to limit a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When

39

Notes to Financial Statements (Continued)

the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund had the following open futures contracts at December 31, 2009:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUYS
22	FTSE 100 Index	3/19/10	$1,906,533	$35,070
146	DJ Euro Stoxx 50 Index	3/19/10	6,219,694	185,511
5	Dax Index	3/19/10	1,067,793	15,665
5	S&P 500 Index	3/18/10	1,388,375	3,881
3	S&P TSE 60 Index	3/18/10	396,063	6,242
8	Nikkei 225 Index	3/11/10	456,118	19,441
1	Hang Seng Index	1/28/10	141,381	(915)
280	SGX CNX Nifty Index	1/28/10	2,922,920	12,728
				$277,623

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index).

The Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio – such as interest rate risk (including to adjust the duration or credit quality of the Fund's bond portfolio), equity risk, or credit risk – or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Whenever the Fund enters into a swap agreement, it takes on counterparty risk – the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

40

Notes to Financial Statements (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains and losses, respectively.

The Fund had the following open swap agreements at December 31, 2009. The Fund's maximum risk of loss from counterparty risk is the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Net Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Total Return Swaps
1,242,208	USD	09/01/10	Deutsche Bank AG	3 Month USD LIBOR - 0.72%	MSCI Daily Net Europe ex UK Index (NDDUE15X)	$(24,796)	$-	$(24,796)
913,001	USD	09/01/10	BNP Paribas SA	3 Month USD LIBOR - 0.74%	MSCI Daily Net Europe ex UK Index (NDDUE15X)	(18,225)	-	(18,225)
2,538,947	USD	08/31/10	BNP Paribas SA	3 Month USD LIBOR - 0.85%	MSCI Daily Net Europe ex UK Index (NDDUE15X)	(52,220)	77,151	24,931
1,279,707	USD	09/20/10	BNP Paribas SA	3 Month USD LIBOR - 0.24%	MSCI Daily Net EAFE Index (NDDUEAFE)	(15,640)	30,418	14,778
						(86,085)	107,569	21,484
1,414,830	USD	12/14/10	JP Morgan Chase Bank	3 Month USD LIBOR + 0.48%	MSCI Emerging Markets, Net Returns Index (NDUEEGF)	2,778	-	2,778

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. If the Fund invests in debt securities it may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. The Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an

41

Notes to Financial Statements (Continued)

exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

The Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. The Fund typically uses rights and

42

Notes to Financial Statements (Continued)

warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund had the following open written option contracts at December 31, 2009:

Notional Amount	Expiration Date	Description	Premiums Received	Value
$15,600	1/16/10	S&P 500 Index Put, Strike 1050.00	$153,684	$44,460
5,200	1/16/10	Apple, Inc., Call, Strike 85.00	588,250	653,640
1,300	1/16/10	Microsoft Corp., Call, Strike 17.50	16,023	17,225
7,500	1/16/10	Polycom, Inc., Call, Strike 20.00	17,063	36,750
100	1/16/10	Microsoft Corp., Call, Strike 15.00	1,483	1,545
5,400	1/16/10	Cigna Corp., Call, Strike 30.00	20,249	31,320
5,500	1/16/10	Complete Production Services, Call, Strike 7.50	17,325	29,700
29,900	4/17/10	Xerox Corp., Call, Strike 8.00	19,435	27,508
12,800	5/22/10	Corning, Inc., Call, Strike 16.00	33,600	49,408
14,900	4/17/10	Microsoft Corp., Call, Strike 28.00	43,359	46,935
2,700	5/22/10	CF Industries Holdings, Inc., Call, Strike 85.00	30,105	32,940
1,500	6/19/10	Metlife, Inc., Call, Strike 41.00	3,420	2,175
16,000	6/19/10	JPMorgan Chase + Co., Call, Strike 44.00	43,549	44,480
6,400	6/19/10	Wellpoint, Inc., Call, Strike 60.00	27,007	32,000
6,400	5/22/10	Corning, Inc., Call, Strike 19.00	9,088	12,160
13,000	6/19/10	Unitedhealth Group, Inc., Call, Strike 30.00	53,799	43,550
14,100	1/22/11	Dell, Inc., Call, Strike 15.00	24,957	28,200

			$1,102,396	$1,133,996

Transactions in written option contracts during the period ended December 31, 2009, were as follows:

	Number of Contracts	Premiums Received

Options outstanding at December 1, 2009	-	$-
Options written	2,527	1,343,633
Options terminated in closing purchase transactions	(571)	(117,142)
Options expired	(373)	(124,095)
Options outstanding at December 31, 2009	1,583	$1,102,396

The Fund had rights, warrants, and purchased options as shown in the Portfolio of Investments at December 31, 2009.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

43

Notes to Financial Statements (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Fund held inflation-indexed bonds during the period ended December 31, 2009.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser's or subadviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. The Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There

44

Notes to Financial Statements (Continued)

is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the Fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. At December 31, 2009, the Fund had no unfunded loan commitments.

The Fund held loan participations as shown in the Portfolio of Investments at December 31, 2009.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund held securities sold short as shown in the Portfolio of Investments at December 31, 2009.

Restricted Securities

Certain securities are restricted as to resale. The Fund generally bears the cost, if any, associated with the disposition of restricted securities. Aggregate cost and value of these securities held at December 31, 2009 were as follows:

Aggregate Cost	Aggregate Value	Value as Percentage of Fund's Net Assets
$ 1,082,093	$ 1,084,388	0.2%

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

45

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund's classes based on the relative net assets of each.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Fund invests a portion of its assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is the Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted

46

Notes to Financial Statements (Continued)

accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Management Fee and Other Transactions

Investment Management Fee

Under an agreement between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for this service, MassMutual receives an advisory fee monthly, based upon the Fund's average daily net assets, at the annual rate of 0.80%.

MassMutual has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC. MassMutual pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund's subadvisory fee is paid out of the management fee previously disclosed above.

Administration Fees

Under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

	Class A	Class L	Class Y	Class S
Global Allocation Fund	0.3000%	0.3000%	0.1500%	0.0500%

Distribution and Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Fund, Class A shares of the Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to the Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), based upon the Fund's average daily net assets, as follows:

	Class A	Class L	Class Y	Class S
Global Allocation Fund*,^	1.36%	1.11%	0.96%	0.86%

Expense caps and waiver amounts are reflected as a reduction on the Statement of Operations.

*Expense cap in effect through March 31, 2011.
^Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.

47

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Fund who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund's books as other liabilities. For the period ended December 31, 2009, no material amounts have been deferred.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The following table shows beneficial ownership of Fund's shares by affiliated parties at December 31, 2009:

Total % Ownership by Related Party
2.9%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and subscriptions in-kind) for the period ended December 31, 2009, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$6,781,640	$51,305,369	$4,880,452	$1,307,007

5. Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Period ended December 31, 2009
	Shares	Amount
Class A
Sold	10,010	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-
Net increase (decrease)	10,010	$100,100

Class L
Sold	990,034	$9,900,344
Issued as reinvestment of dividends	222	2,191
Redeemed	(10,133)	(101,014)
Net increase (decrease)	980,123	$9,801,521

Class Y
Sold	10,010	$100,100
Issued as reinvestment of dividends	3	33
Redeemed	-	-
Net increase (decrease)	10,013	$100,133

48

Notes to Financial Statements (Continued)

	Period ended December 31, 2009
	Shares	Amount
Class S
Sold	541,513	$5,344,019
Subscriptions in-kind	46,501,578	465,015,780
Issued as reinvestment of dividends	19,629	193,930
Redeemed	(359,564)	(3,564,389)
Net increase (decrease)	46,703,156	$466,989,340

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the period ended December 31, 2009.

6. Federal Income Tax Information

At December 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$483,102,183	$6,170,939	$(10,143,578)	$(3,972,639)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

At December 31, 2009, the Fund had available following, for federal income tax purposes, unused capital losses:

Expiring 2017
$164,660

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended December 31, 2009, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$-	$-	$196,154

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, swap agreements, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

49

Notes to Financial Statements (Continued)

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$-	$(164,660)	$(38,203)	$(3,584,894)

During the year ended December 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss	)
$(607,077)	$545,213	$61,864

The Fund did not have any unrecognized tax benefits at December 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended December 31, 2009, the Fund did not incur any such interest or penalties. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7. Indemnifications

Under the Fund's organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8. Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2009 through March 1, 2010, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosures in the Fund's financial statements.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund's financial statement disclosures.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Global Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MassMutual Select Global Allocation Fund (the Fund), one of the funds comprising the MassMutual Select Funds (the Trust), as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
March 1, 2010

51

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of December 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard W. Greene Age: 74	Chairman Trustee	Since 2005 Since 1996	Retired.	57	Chairman (since 2005), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Richard H. Ayers Age: 67	Trustee	Since 1996	Retired.	57	Director (since 2008), Celera Corporation; Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 61	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	57	Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland Age: 70	Trustee	Since 1994	Attorney-at-Law (since 2004); Attorney-at-Law (1965-2004), Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA.	57	Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. Age: 63	Trustee	Since 2003	Retired.	57	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 67	Trustee	Since 1996	Consultant (since 1999).	92***	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

52

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan B. Sweeney Age: 57	Trustee	Since 2009	Senior Managing Director (since 2008), Ironwood Capital (private-equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	57	Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested   Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 64	Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	59^^	Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Director (since 2003), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Vice Chairman (2005-2007), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Director (since 2006), Jefferies Group, Inc. (investment bank); Director (since 2007), Scottish Re Group Ltd.

Elaine A. Sarsynski^^^ Age: 54	Trustee	Since 2008	Executive Vice President (since 2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	57	Trustee (since 2008), MML Series Investment Fund (open-end investment company).

53

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John E. Deitelbaum Age: 41	Vice President Secretary and Chief Legal Officer	Since 2006 (2006- 2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	87

Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since October 2008), MassMutual; Vice President, Fund Strategy & Due Diligence (June 2005-September 2008), Manager, Fund Analysis & Due Diligence/Senior Fund Analyst (January 1998-June 2005), ING US Financial Services; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	87

Andrew M. Goldberg Age: 43	Vice President, Secretary and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	87

Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	87

54

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer - Mutual Funds and Investment Advisory (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer - Mutual Funds (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	87

Eric H. Wietsma Age: 43	President Vice President	Since 2008 (2006- 2008)	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	87

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. However, any Trustee who attained the age of seventy-two years during 2007 shall retire and cease to serve as a Trustee on or before December 31, 2009.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***Board II Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^Mr. Joyal is an "Interested Person," as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

55

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund's investment adviser and subadviser use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees' Approval of Investment Advisory Contracts

At a meeting held on November 10, 2009, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual or subadvisers (the "Independent Trustees"), approved the advisory agreement for one new series of the Trust, the Global Allocation Fund ("Advisory Agreement"), and the subadvisory agreement with BlackRock Investment Management, LLC ("BlackRock") for the Fund ("Subadvisory Agreement"), subject to approval by the shareholders of the Fund of the Advisory and Subadvisory Agreements. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Advisory and Subadvisory Agreements (the "Materials"). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Advisory Agreement, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting relating to MassMutual and the nature, scope and quality of services MassMutual would provide to the Fund. The Trustees noted the fact that MassMutual would delegate substantially all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to BlackRock.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund, including (i) the financial condition, stability and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Fund; (iii) MassMutual's ability to provide investment oversight, administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Trustees also reviewed and considered information included in the Materials (or discussed at the meeting) concerning possible economies of scale and potential profitability of MassMutual's advisory relationship with the Funds. The discussions and consideration included the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Fund and the so-called "fallout benefits" to MassMutual, such as any reputational value derived from serving as investment adviser to the Fund.

In approving the Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) BlackRock and its personnel with responsibilities for providing services to the Fund; (ii) the terms of the Subadvisory Agreement; (iii) the scope and quality of services to be provided to the Fund under the Subadvisory Agreement; (iv) the historical investment performance track record of BlackRock; (v) the fees payable to BlackRock by

56

Other Information (Unaudited) (Continued)

MassMutual and the effect of such fees on the profitability to MassMutual; and (vi) BlackRock's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to BlackRock.

Based on the foregoing, the Trustees determined that: (i) overall, they were satisfied with the nature, extent and quality of services expected to be provided under the Advisory Agreement, including the anticipated level of MassMutual's oversight of the Fund and the subadvisory process; (ii) MassMutual's projected level of profitability from its relationship to the Fund was not excessive and the advisory fee payable under the Advisory Agreement and the Fund's total expenses were fair and reasonable; (iii) the investment processes, research capabilities and philosophies of BlackRock would be well suited to the Fund given its investment objective and policies; and (iv) the terms of the Advisory and Subadvisory Agreements were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Advisory and Subadvisory Agreements.

Prior to the votes being taken to approve the Advisory and Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. In their deliberations with respect to these matters, the Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Advisory and Subadvisory Agreements became effective on November 27, 2009.

57

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2009

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2009:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*

Class A	$1,000	1.36%	$990.00	$1.15	$1,032.06	$6.97
Class L	1,000	1.11%	990.20	0.94	1,030.80	5.68
Class Y	1,000	0.96%	990.30	0.81	1,030.04	4.91
Class S	1,000	0.86%	990.40	0.73	1,029.54	4.40

* Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on December 1, 2009, through December 31, 2009, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended December 31, 2009, multiplied by the number of days in the period and divided by the number of days in the year.

58

Distributor:
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

March 1, 2010

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

MassMutual
FINANCIAL GROUP®

© 2010 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.

04177 210
C:05477-04

Item 2. Code of Ethics.

As of December 31, 2009, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2009, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr., a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2009 and 2008 were $1,077,745 and $859,047, respectively.

(b)

AUDIT RELATED FEES: The aggregate audit related fees billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008 were $0 and $10,000, respectively. The 2008 audit related fees were for work performed in connection with the merger of the MassMutual Select Growth Equity Fund into the MassMutual Blue Chip Growth Fund.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2009 and 2008 were $185,422 and $983, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008.
(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2009 and 2008 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2009 and 2008 were $593,051 and $189,602, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	References above to Deloitte & Touche LLP include its affiliates where applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer
Date	3/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	3/1/10

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	3/1/10